UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07822

AMERICAN CENTURY INVESTMENT TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2018

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

March 31, 2018

Core Plus Fund
Investor Class (ACCNX)
I Class (ACCTX)
A Class (ACCQX)
C Class (ACCKX)
R Class (ACCPX)
R5 Class (ACCUX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Rally Rolled On, Until Volatility Resurfaced

For most of the 12-month period, broad U.S. stock and bond indices generated positive returns. Stocks generally rallied against a backdrop of robust corporate earnings results, steady economic growth, relatively low interest rates, and U.S. tax reform. For bonds, modest economic gains, relatively muted inflation, and gradual—and well telegraphed—tightening from the Federal Reserve (the Fed) continued to support positive performance.

Then, in early February, a force that was largely dormant during 2017—volatility—re-emerged. Robust U.S. wage growth triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. Treasury yields climbed to their highest levels in several years, and stock prices plunged into correction territory. Economic data released in March helped calm the unrest, while the Fed's March rate hike, which investors had expected, had little impact. Markets recovered much of the previous weeks’ losses, until a fresh round of worries emerged. President Trump announced the U.S. would implement tariffs on certain imports from China, sparking fears of a global trade war and triggering a flight to quality in the financial markets.

Despite the resurgence of volatility late in the period, U.S. stocks (S&P 500 Index) delivered a total return of 13.99% for the 12 months. Continuing a long-standing trend, growth stocks significantly outperformed their value counterparts across the capitalization spectrum. Meanwhile, the March flight to quality helped bonds hang onto the modest gains generated ahead of the market turbulence, and investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned 1.20% for the 12-month period.

With inflationary pressures mounting, Treasury yields rising, volatility resurfacing, and the implications of tax reform still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACCNX	1.92%	1.95%	4.08%	—	11/30/06
Bloomberg Barclays U.S. Aggregate Bond Index	—	1.20%	1.82%	3.63%	—	—
I Class	ACCTX	—	—	—	1.65%	4/10/17
A Class	ACCQX					11/30/06
No sales charge		1.67%	1.70%	3.82%	—
With sales charge		-2.87%	0.76%	3.35%	—
C Class	ACCKX	0.81%	0.92%	3.04%	—	11/30/06
R Class	ACCPX	1.41%	1.45%	3.56%	—	11/30/06
R5 Class	ACCUX	2.03%	2.14%	4.28%	—	11/30/06
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2018
Investor Class — $14,921

Bloomberg Barclays U.S. Aggregate Bond Index — $14,284

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.68%	0.58%	0.93%	1.68%	1.18%	0.48%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen

Performance Summary

Core Plus gained 1.92%* for the 12 months ended March 31, 2018. By comparison, the Bloomberg Barclays U.S. Aggregate Bond Index returned 1.20%. Fund returns reflect operating expenses, while index returns do not.

Returns for the fund and the index reflect an increasingly challenging environment for investment-grade bonds. For the first several months of the period, modest economic growth, muted inflation, and the Federal Reserve’s (the Fed’s) steady yet gradual rate-tightening strategy generally supported modest fixed-income gains. But as global growth data gathered momentum, fixed-income securities came under increasing pressure, culminating in the index’s first quarterly loss (during the first quarter of 2018) in more than a year. In particular, robust wage growth in early 2018 led to fears of rapidly rising inflation, which sent U.S. Treasury yields soaring and unleashed widespread global market volatility.

Against this backdrop, a “risk-on” sentiment generally prevailed through most of the period, favoring stocks, commodities, and higher-yielding and below-investment-grade fixed-income securities. Core Plus’ exposure to fixed-income securities outside of the Bloomberg Barclays U.S. Aggregate Bond Index primarily accounted for the fund’s outperformance relative to the index.

Sector Allocation, Security Selection, Out-of-Index Positions Aided Performance

We continued to underweight Treasuries and government agencies relative to the index in favor of spread (non-Treasury) sectors, including corporate credit and securitized bonds, during the 12-month period. Sector allocation boosted our relative returns, given the outperformance of corporate and securitized bonds relative to Treasuries. Security selection within these allocations also contributed to returns. In particular, our securitized selections, including agency and non-agency commercial mortgage-backed securities, asset-backed securities, non-agency collateralized mortgage obligations, and traditional pass-through mortgage-backed securities, broadly contributed to performance. Within the corporate sector, our out-of-index allocation to high-yield corporate bonds was a prominent contributor.

The portfolio’s performance also benefited from non-index positions in U.S.-dollar-denominated government and corporate emerging markets bonds. Similar to high-yield corporate bonds, emerging markets bonds posted gains due to rising commodity prices, improving global economic growth, accommodative central bank policies, and continued investor demand for yield.

Additionally, a non-index position designed to take advantage of differences in global interest rates also aided portfolio performance. Initially, the strategy targeted the large rate differential between the U.S. and Europe. We held a long position in U.S. Treasury futures and short positions in U.K. and German government bond futures, expecting European rates would converge with U.S. rates. In the first quarter of 2018, with expectations for U.S. rates to continue moving higher, European interest rates to start rising on tapering of quantitative easing, and select emerging markets rates to remain stable or decline, we altered our strategy. We added long positions in local currency-

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

denominated emerging markets sovereign bonds (European and Latin American markets; hedged against currency fluctuations), shifted our U.S. exposure to neutral, and maintained our short position in European futures. Elsewhere, in late 2017, we initiated a position to take advantage of likely flattening of the yield curve in Brazil, which was historically steep after a period of central bank easing and adverse political events. The Brazilian curve flattened in the first quarter of 2018, and this position, which included Brazilian interest rate swaps, contributed to results. We exited the strategy by period-end.

Inflation Exposure Detracted from Performance

An out-of-index position in inflation-linked securities weighed modestly on returns, largely due to weak inflation data early in the period. Exposure to inflation-linked securities generally contributed to performance for the remainder of the period, as inflation expectations (measured by the 10-year breakeven rate) climbed. However, exposure to inflation-protected securities still detracted slightly for the 12-month period overall.

Portfolio Positioning

We expect U.S. economic growth to improve modestly, amid an environment of consistently solid growth data and potential added stimulus from fiscal expansion. We believe gross domestic product will move toward the higher end of our anticipated 2%-3% range. We also believe the combination of solid global growth, stabilizing commodity prices, and modest U.S. wage growth should push core inflation higher, eventually reaching the Fed’s 2% target. With the recent jump in Treasury yields, it appears interest rates have largely responded to these trends already. While our anticipated trading range for the 10-year Treasury is 2.75%-3.25%, we expect rates to generally settle at or near the midpoint of that range in the near term.

Given this outlook, we expect to continue positioning the portfolio with a neutral duration (price sensitivity to interest rate changes) while overweighting the corporate and securitized sectors. We also will continue our attempts to capture value from out-of-index positions, including inflation-linked securities, high-yield corporates, and non-U.S. securities. Overall, we favor a bottom-up approach to portfolio management, emphasizing careful security selection.

6

Fund Characteristics

MARCH 31, 2018
Portfolio at a Glance
Average Duration (effective)	5.8 years
Weighted Average Life	9.4 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	39.2%
U.S. Government Agency Mortgage-Backed Securities	17.7%
U.S. Treasury Securities	10.5%
Sovereign Governments and Agencies	10.3%
Asset-Backed Securities	10.2%
Collateralized Mortgage Obligations	9.1%
Commercial Mortgage-Backed Securities	7.0%
Municipal Securities	1.5%
Temporary Cash Investments	3.1%
Other Assets and Liabilities	(8.6)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period(1) 10/1/17 - 3/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$990.50	$3.18	0.64%
I Class	$1,000	$990.10	$2.68	0.54%
A Class	$1,000	$989.30	$4.41	0.89%
C Class	$1,000	$984.70	$8.11	1.64%
R Class	$1,000	$988.10	$5.65	1.14%
R5 Class	$1,000	$991.50	$2.18	0.44%
Hypothetical
Investor Class	$1,000	$1,021.74	$3.23	0.64%
I Class	$1,000	$1,022.24	$2.72	0.54%
A Class	$1,000	$1,020.49	$4.48	0.89%
C Class	$1,000	$1,016.75	$8.25	1.64%
R Class	$1,000	$1,019.25	$5.74	1.14%
R5 Class	$1,000	$1,022.74	$2.22	0.44%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2018

	Principal Amount	Value
CORPORATE BONDS — 39.2%
Aerospace and Defense — 0.3%
Boeing Co. (The), 2.20%, 10/30/22	$70,000	$67,582
Lockheed Martin Corp., 3.55%, 1/15/26	100,000	99,275
Lockheed Martin Corp., 3.80%, 3/1/45	90,000	85,277
Rockwell Collins, Inc., 4.35%, 4/15/47	30,000	29,636
United Technologies Corp., 6.05%, 6/1/36	95,000	115,741
		397,511
Air Freight and Logistics — 0.1%
United Parcel Service, Inc., 2.80%, 11/15/24	150,000	144,421
Airlines — 0.1%
United Continental Holdings, Inc., 4.25%, 10/1/22	120,000	117,750
Auto Components — 0.4%
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23	300,000	302,625
Tenneco, Inc., 5.00%, 7/15/26	150,000	145,920
ZF North America Capital, Inc., 4.00%, 4/29/20(1)	150,000	151,687
		600,232
Automobiles — 0.9%
Ford Motor Co., 4.35%, 12/8/26	80,000	79,131
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	60,000	60,148
Ford Motor Credit Co. LLC, 8.125%, 1/15/20	100,000	108,313
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	270,000	288,266
Ford Motor Credit Co. LLC, 2.98%, 8/3/22	200,000	194,147
General Motors Co., 4.20%, 10/1/27	70,000	68,589
General Motors Co., 5.15%, 4/1/38	100,000	99,860
General Motors Financial Co., Inc., 3.25%, 5/15/18	130,000	130,036
General Motors Financial Co., Inc., 3.10%, 1/15/19	140,000	140,171
General Motors Financial Co., Inc., 3.20%, 7/6/21	110,000	109,111
General Motors Financial Co., Inc., 5.25%, 3/1/26	150,000	158,595
		1,436,367
Banks — 4.6%
Banco Inbursa SA Institucion de Banca Multiple, 4.375%, 4/11/27(1)	300,000	290,400
Bancolombia SA, VRN, 4.875%, 10/18/22(2)	250,000	242,687
Bank of America Corp., MTN, 4.20%, 8/26/24	30,000	30,440
Bank of America Corp., MTN, 4.00%, 1/22/25	100,000	99,840
Bank of America Corp., MTN, VRN, 3.82%, 1/20/27(2)	150,000	148,260
Bank of America Corp., MTN, VRN, 4.44%, 1/20/47(2)	30,000	31,339
Bank of America Corp., VRN, 3.00%, 12/20/22(1)(2)	325,000	318,880
Bank of America N.A., 6.00%, 10/15/36	250,000	308,626
Barclays plc, 4.375%, 1/12/26	200,000	200,547
BPCE SA, 5.15%, 7/21/24(1)	200,000	209,000
Branch Banking & Trust Co., 3.625%, 9/16/25	43,000	42,879

10

	Principal Amount	Value
Capital One Financial Corp., 4.20%, 10/29/25	$120,000	$119,027
Capital One N.A., 2.35%, 8/17/18	250,000	249,741
Citigroup, Inc., 2.90%, 12/8/21	340,000	335,037
Citigroup, Inc., 4.05%, 7/30/22	80,000	81,353
Citigroup, Inc., 4.45%, 9/29/27	320,000	323,943
Citigroup, Inc., VRN, 3.52%, 10/27/27(2)	180,000	173,982
Cooperatieve Rabobank UA, 3.95%, 11/9/22	250,000	252,808
Fifth Third BanCorp., 4.30%, 1/16/24	80,000	82,086
HBOS plc, MTN, 6.75%, 5/21/18(1)	100,000	100,527
Huntington Bancshares, Inc., 2.30%, 1/14/22	140,000	134,199
JPMorgan Chase & Co., 4.625%, 5/10/21	230,000	239,806
JPMorgan Chase & Co., 3.875%, 9/10/24	350,000	349,563
JPMorgan Chase & Co., 3.125%, 1/23/25	250,000	241,147
JPMorgan Chase & Co., VRN, 3.54%, 5/1/27(2)	100,000	97,762
JPMorgan Chase & Co., VRN, 3.88%, 7/24/37(2)	80,000	77,772
JPMorgan Chase & Co., VRN, 3.96%, 11/15/47(2)	140,000	134,837
JPMorgan Chase & Co., VRN, 3.90%, 1/23/48(2)	30,000	28,666
PNC Financial Services Group, Inc. (The), 4.375%, 8/11/20	70,000	72,114
QNB Finansbank AS, MTN, 6.25%, 4/30/19	200,000	204,152
Regions Financial Corp., 2.75%, 8/14/22	100,000	97,234
Royal Bank of Canada, 2.15%, 10/26/20	210,000	205,475
Sberbank of Russia Via SB Capital SA, 5.125%, 10/29/22	300,000	305,251
SunTrust Bank, 3.30%, 5/15/26	200,000	190,939
U.S. Bancorp, MTN, 3.60%, 9/11/24	70,000	70,200
U.S. Bank N.A., 2.80%, 1/27/25	250,000	239,365
Wells Fargo & Co., 3.07%, 1/24/23	80,000	78,695
Wells Fargo & Co., 3.00%, 4/22/26	90,000	84,534
Wells Fargo & Co., MTN, 4.10%, 6/3/26	300,000	298,277
Wells Fargo & Co., MTN, 4.65%, 11/4/44	115,000	116,064
		6,907,454
Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23	50,000	50,066
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26	160,000	159,222
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46	290,000	313,442
Constellation Brands, Inc., 4.75%, 12/1/25	140,000	147,602
Molson Coors Brewing Co., 3.00%, 7/15/26	100,000	92,545
		762,877
Biotechnology — 0.9%
AbbVie, Inc., 3.60%, 5/14/25	280,000	276,225
Amgen, Inc., 4.66%, 6/15/51	138,000	143,158
Biogen, Inc., 3.625%, 9/15/22	210,000	212,141
Celgene Corp., 3.25%, 8/15/22	200,000	197,134
Celgene Corp., 3.875%, 8/15/25	110,000	109,091
Celgene Corp., 3.45%, 11/15/27	30,000	28,475
Celgene Corp., 5.00%, 8/15/45	50,000	52,199
Gilead Sciences, Inc., 4.40%, 12/1/21	100,000	104,232
Gilead Sciences, Inc., 3.65%, 3/1/26	230,000	230,916

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	Principal Amount	Value
Gilead Sciences, Inc., 4.15%, 3/1/47	$50,000	$48,991
		1,402,562
Building Products — 0.1%
Masco Corp., 4.45%, 4/1/25	100,000	102,612
Capital Markets — 0.1%
Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.15%, 1/23/30	120,000	112,040
Chemicals — 0.4%
Ashland LLC, 4.75%, 8/15/22	100,000	101,750
Dow Chemical Co. (The), 4.375%, 11/15/42	60,000	59,857
LyondellBasell Industries NV, 5.00%, 4/15/19	200,000	203,069
Mosaic Co. (The), 4.05%, 11/15/27	60,000	58,594
NOVA Chemicals Corp., 4.875%, 6/1/24(1)	110,000	105,737
Westlake Chemical Corp., 4.375%, 11/15/47	90,000	87,144
		616,151
Commercial Services and Supplies — 0.3%
Covanta Holding Corp., 5.875%, 3/1/24	150,000	147,375
Republic Services, Inc., 3.55%, 6/1/22	190,000	192,030
Waste Management, Inc., 4.75%, 6/30/20	70,000	72,537
Waste Management, Inc., 3.15%, 11/15/27	100,000	95,408
		507,350
Communications Equipment — 0.3%
CommScope Technologies LLC, 5.00%, 3/15/27(1)	250,000	238,125
Zayo Group LLC / Zayo Capital, Inc., 5.75%, 1/15/27(1)	200,000	195,750
		433,875
Construction Materials — 0.1%
Owens Corning, 4.20%, 12/15/22	140,000	143,893
Consumer Discretionary — 0.1%
Netflix, Inc., 4.875%, 4/15/28(1)	200,000	192,570
Consumer Finance — 1.1%
American Express Co., 3.00%, 10/30/24	50,000	48,057
American Express Credit Corp., MTN, 2.20%, 3/3/20	100,000	98,617
American Express Credit Corp., MTN, 2.25%, 5/5/21	270,000	263,078
Capital One Bank USA N.A., 3.375%, 2/15/23	250,000	243,812
CIT Group, Inc., 5.00%, 8/15/22	150,000	153,938
Discover Financial Services, 3.75%, 3/4/25	200,000	194,315
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20	100,000	102,315
IHS Markit Ltd., 4.75%, 2/15/25(1)	150,000	152,625
IHS Markit Ltd., 4.00%, 3/1/26(1)	83,000	80,095
PNC Bank N.A., 1.95%, 3/4/19	250,000	248,456
Synchrony Financial, 2.60%, 1/15/19	100,000	99,790
		1,685,098
Containers and Packaging — 0.9%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.00%, 2/15/25(1)	200,000	201,500
Ball Corp., 4.00%, 11/15/23	200,000	195,750
Berry Global, Inc., 5.125%, 7/15/23	300,000	304,509

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	Principal Amount	Value
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	$193,000	$192,035
Crown Americas LLC / Crown Americas Capital Corp. VI, 4.75%, 2/1/26(1)	120,000	116,400
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(1)	280,000	283,066
		1,293,260
Diversified Consumer Services — 0.1%
Catholic Health Initiatives, 2.95%, 11/1/22	100,000	97,935
Diversified Financial Services — 3.0%
Ally Financial, Inc., 3.60%, 5/21/18	150,000	150,188
Ally Financial, Inc., 4.625%, 3/30/25	100,000	99,125
Banco Santander SA, 3.50%, 4/11/22	200,000	199,209
Citigroup, Inc., 4.125%, 7/25/28	110,000	108,762
Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21	250,000	250,087
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	202,000	197,592
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19	310,000	306,781
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	230,000	248,935
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25	100,000	98,134
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26	360,000	346,997
Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45	40,000	43,179
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44	50,000	53,930
Goldman Sachs Group, Inc. (The), VRN, 2.88%, 10/31/21(2)	70,000	68,542
Goldman Sachs Group, Inc. (The), VRN, 3.81%, 4/23/28(2)	120,000	117,984
HSBC Holdings plc, 2.95%, 5/25/21	200,000	198,050
HSBC Holdings plc, 4.30%, 3/8/26	200,000	205,293
HSBC Holdings plc, VRN, 3.26%, 3/13/22(2)	200,000	197,452
Morgan Stanley, 4.375%, 1/22/47	40,000	40,959
Morgan Stanley, MTN, 5.625%, 9/23/19	410,000	425,716
Morgan Stanley, MTN, 3.70%, 10/23/24	60,000	59,703
Morgan Stanley, MTN, 4.00%, 7/23/25	500,000	504,589
Morgan Stanley, MTN, VRN, 3.77%, 1/24/28(2)	120,000	118,203
S&P Global, Inc., 3.30%, 8/14/20	50,000	50,301
UBS Group Funding Switzerland AG, 3.49%, 5/23/23(1)	200,000	197,753
UniCredit SpA, VRN, 5.86%, 6/19/27(1)(2)	200,000	203,542
		4,491,006
Diversified Telecommunication Services — 1.6%
AT&T, Inc., 3.875%, 8/15/21	180,000	183,283
AT&T, Inc., 3.40%, 5/15/25	260,000	250,776
AT&T, Inc., 3.90%, 8/14/27	310,000	312,521
AT&T, Inc., 4.10%, 2/15/28(1)	160,000	159,076
AT&T, Inc., 5.25%, 3/1/37	50,000	52,982
AT&T, Inc., 4.75%, 5/15/46	160,000	155,729
AT&T, Inc., 5.15%, 11/15/46(1)	70,000	71,690
CenturyLink, Inc., 6.15%, 9/15/19	100,000	103,000
Deutsche Telekom International Finance BV, 3.60%, 1/19/27(1)	320,000	314,520

13

	Principal Amount	Value
Orange SA, 4.125%, 9/14/21	$100,000	$103,846
Telefonica Emisiones SAU, 5.46%, 2/16/21	100,000	106,489
Telefonica Emisiones SAU, 4.10%, 3/8/27	150,000	150,027
Verizon Communications, Inc., 3.50%, 11/1/24	80,000	79,270
Verizon Communications, Inc., 2.625%, 8/15/26	70,000	64,003
Verizon Communications, Inc., 4.125%, 3/16/27	50,000	50,707
Verizon Communications, Inc., 4.75%, 11/1/41	60,000	60,523
Verizon Communications, Inc., 4.86%, 8/21/46	170,000	171,928
		2,390,370
Electric Utilities — 0.2%
AEP Transmission Co. LLC, 3.75%, 12/1/47(1)	50,000	47,336
NextEra Energy Operating Partners LP, 4.25%, 9/15/24(1)	100,000	97,250
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)	100,000	94,625
		239,211
Energy Equipment and Services — 0.2%
Ensco plc, 5.20%, 3/15/25	20,000	16,375
Halliburton Co., 3.80%, 11/15/25	80,000	80,445
Halliburton Co., 4.85%, 11/15/35	100,000	107,866
Noble Holding International Ltd., 7.75%, 1/15/24	70,000	65,275
		269,961
Equity Real Estate Investment Trusts (REITs) — 1.2%
American Tower Corp., 3.375%, 10/15/26	180,000	169,514
American Tower Corp., 3.60%, 1/15/28	40,000	38,028
AvalonBay Communities, Inc., MTN, 3.20%, 1/15/28	100,000	95,084
Boston Properties LP, 3.65%, 2/1/26	90,000	88,098
Crown Castle International Corp., 5.25%, 1/15/23	200,000	212,686
CyrusOne LP / CyrusOne Finance Corp., 5.00%, 3/15/24	230,000	230,862
Essex Portfolio LP, 3.625%, 8/15/22	170,000	171,219
Essex Portfolio LP, 3.25%, 5/1/23	50,000	49,260
Hospitality Properties Trust, 4.65%, 3/15/24	80,000	81,810
Hudson Pacific Properties LP, 3.95%, 11/1/27	130,000	124,760
Kilroy Realty LP, 3.80%, 1/15/23	44,000	44,231
Kilroy Realty LP, 4.375%, 10/1/25	100,000	101,375
Kimco Realty Corp., 2.80%, 10/1/26	90,000	80,530
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26	160,000	153,600
VEREIT Operating Partnership LP, 4.125%, 6/1/21	50,000	51,014
Welltower, Inc., 3.75%, 3/15/23	60,000	60,788
		1,752,859
Food and Staples Retailing — 0.2%
CVS Health Corp., 3.50%, 7/20/22	70,000	69,897
Kroger Co. (The), 3.875%, 10/15/46	100,000	86,222
Target Corp., 3.90%, 11/15/47	50,000	47,885
Walmart, Inc., 3.625%, 12/15/47	50,000	48,955
		252,959
Food Products — 0.3%
Kraft Heinz Foods Co., 5.20%, 7/15/45	50,000	50,919

14

	Principal Amount	Value
Kraft Heinz Foods Co., 4.375%, 6/1/46	$30,000	$27,439
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(1)	270,000	268,988
Post Holdings, Inc., 5.00%, 8/15/26(1)	150,000	142,875
		490,221
Gas Utilities — 2.2%
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19	100,000	103,035
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 4.25%, 12/1/27	50,000	48,806
Boardwalk Pipelines LP, 4.45%, 7/15/27	50,000	48,670
Enbridge Energy Partners LP, 6.50%, 4/15/18	60,000	60,077
Enbridge Energy Partners LP, 5.20%, 3/15/20	70,000	72,282
Enbridge, Inc., 4.50%, 6/10/44	85,000	82,442
Energy Transfer Equity LP, 7.50%, 10/15/20	180,000	194,287
Energy Transfer Equity LP, 4.25%, 3/15/23	110,000	107,250
Energy Transfer Partners LP, 6.50%, 2/1/42	140,000	151,477
Enterprise Products Operating LLC, 4.85%, 3/15/44	150,000	157,422
Kinder Morgan Energy Partners LP, 6.50%, 4/1/20	160,000	169,516
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	60,000	62,517
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	130,000	148,776
Kinder Morgan, Inc., 5.55%, 6/1/45	30,000	31,612
Magellan Midstream Partners LP, 6.55%, 7/15/19	100,000	104,359
MPLX LP, 4.875%, 6/1/25	180,000	188,126
MPLX LP, 4.50%, 4/15/38	50,000	49,191
MPLX LP, 5.20%, 3/1/47	40,000	41,887
ONEOK, Inc., 4.00%, 7/13/27	90,000	88,776
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	160,000	157,921
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	255,000	274,242
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	230,000	223,644
Sunoco Logistics Partners Operations LP, 4.00%, 10/1/27	50,000	47,426
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	120,000	115,650
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28(1)	150,000	143,625
Williams Cos., Inc. (The), 3.70%, 1/15/23	90,000	87,975
Williams Partners LP, 4.125%, 11/15/20	280,000	284,545
Williams Partners LP, 5.10%, 9/15/45	80,000	81,359
		3,326,895
Health Care Equipment and Supplies — 0.7%
Abbott Laboratories, 2.00%, 9/15/18	40,000	39,915
Abbott Laboratories, 3.75%, 11/30/26	150,000	149,375
Becton Dickinson and Co., 3.73%, 12/15/24	190,000	187,006
Becton Dickinson and Co., 3.70%, 6/6/27	50,000	48,334
Mallinckrodt International Finance SA, 3.50%, 4/15/18	250,000	249,900
Medtronic, Inc., 3.50%, 3/15/25	150,000	149,995
Medtronic, Inc., 4.375%, 3/15/35	100,000	106,152
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	50,000	50,480

15

	Principal Amount	Value
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26	$160,000	$149,543
		1,130,700
Health Care Providers and Services — 1.6%
Aetna, Inc., 2.75%, 11/15/22	60,000	57,836
Anthem, Inc., 3.65%, 12/1/27	60,000	58,084
Anthem, Inc., 4.65%, 1/15/43	59,000	59,550
CHS / Community Health Systems, Inc., 6.25%, 3/31/23	90,000	83,363
CVS Health Corp., 4.30%, 3/25/28	150,000	151,224
CVS Health Corp., 4.78%, 3/25/38	60,000	60,903
CVS Health Corp., 5.05%, 3/25/48	70,000	73,763
DaVita, Inc., 5.75%, 8/15/22	280,000	287,560
DaVita, Inc., 5.125%, 7/15/24	200,000	195,625
Express Scripts Holding Co., 3.40%, 3/1/27	30,000	28,220
HCA, Inc., 3.75%, 3/15/19	190,000	191,197
HCA, Inc., 5.00%, 3/15/24	120,000	121,500
HCA, Inc., 5.375%, 2/1/25	150,000	150,750
HCA, Inc., 7.69%, 6/15/25	50,000	55,375
Mylan NV, 3.95%, 6/15/26	50,000	48,551
Northwell Healthcare, Inc., 4.26%, 11/1/47	50,000	49,358
Tenet Healthcare Corp., 4.375%, 10/1/21	70,000	69,125
Tenet Healthcare Corp., 5.125%, 5/1/25(1)	220,000	212,300
UnitedHealth Group, Inc., 2.875%, 12/15/21	80,000	79,307
UnitedHealth Group, Inc., 3.75%, 7/15/25	140,000	141,864
UnitedHealth Group, Inc., 4.75%, 7/15/45	60,000	66,200
UnitedHealth Group, Inc., 3.75%, 10/15/47	50,000	47,209
Universal Health Services, Inc., 4.75%, 8/1/22(1)	100,000	101,815
		2,390,679
Hotels, Restaurants and Leisure — 0.7%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(1)	250,000	251,250
Aramark Services, Inc., 5.00%, 4/1/25(1)	190,000	191,957
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24	220,000	213,950
International Game Technology plc, 6.25%, 2/15/22(1)	200,000	210,500
McDonald's Corp., MTN, 3.375%, 5/26/25	160,000	158,381
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	70,000	75,547
		1,101,585
Household Durables — 0.8%
Lennar Corp., 4.75%, 4/1/21	60,000	61,275
Lennar Corp., 4.50%, 4/30/24	250,000	245,625
Lennar Corp., 4.75%, 11/29/27(1)	100,000	96,250
M.D.C. Holdings, Inc., 5.50%, 1/15/24	80,000	81,600
Toll Brothers Finance Corp., 4.00%, 12/31/18	250,000	252,175
Toll Brothers Finance Corp., 6.75%, 11/1/19	90,000	94,162
Toll Brothers Finance Corp., 4.35%, 2/15/28	100,000	94,250
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19	50,000	50,375
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24	200,000	203,940
		1,179,652

16

		Principal Amount	Value
Household Products — 0.1%
Spectrum Brands, Inc., 5.75%, 7/15/25		$140,000	$143,500
Industrial Conglomerates — 0.1%
FedEx Corp., 4.40%, 1/15/47		70,000	69,274
General Electric Co., 4.125%, 10/9/42		50,000	46,377
			115,651
Insurance — 1.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/1/21		150,000	156,233
Allstate Corp. (The), VRN, 5.75%, 8/15/23(2)		120,000	126,000
American International Group, Inc., 4.125%, 2/15/24		150,000	152,348
American International Group, Inc., 4.50%, 7/16/44		50,000	49,165
Berkshire Hathaway, Inc., 2.75%, 3/15/23		60,000	59,041
Berkshire Hathaway, Inc., 4.50%, 2/11/43		40,000	43,464
Chubb INA Holdings, Inc., 3.15%, 3/15/25		60,000	58,739
Chubb INA Holdings, Inc., 3.35%, 5/3/26		40,000	39,360
CNP Assurances, VRN, 4.00%, 11/18/24(2)	EUR	100,000	133,493
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36		$60,000	72,638
International Lease Finance Corp., 3.875%, 4/15/18		100,000	100,019
International Lease Finance Corp., 5.875%, 8/15/22		100,000	107,538
Liberty Mutual Group, Inc., 4.95%, 5/1/22(1)		110,000	116,224
Markel Corp., 4.90%, 7/1/22		212,000	223,250
MetLife, Inc., 4.125%, 8/13/42		110,000	107,108
Prudential Financial, Inc., 3.94%, 12/7/49(1)		116,000	109,144
Prudential Financial, Inc., MTN, 5.375%, 6/21/20		110,000	115,699
Prudential Financial, Inc., MTN, 5.70%, 12/14/36		45,000	54,610
Prudential Financial, Inc., VRN, 5.875%, 9/15/22(2)		100,000	105,375
Travelers Cos., Inc. (The), 4.05%, 3/7/48		40,000	40,402
Voya Financial, Inc., 5.70%, 7/15/43		90,000	103,180
WR Berkley Corp., 4.625%, 3/15/22		100,000	104,149
			2,177,179
Internet and Direct Marketing Retail — 0.1%
Amazon.com, Inc., 3.15%, 8/22/27(1)		160,000	154,576
Amazon.com, Inc., 3.875%, 8/22/37(1)		40,000	39,843
			194,419
Internet Software and Services — 0.2%
Netflix, Inc., 5.375%, 2/1/21		90,000	93,712
Symantec Corp., 4.20%, 9/15/20		100,000	101,480
Symantec Corp., 5.00%, 4/15/25(1)		100,000	101,073
			296,265
IT Services — 0.5%
Fidelity National Information Services, Inc., 3.00%, 8/15/26		160,000	149,164
First Data Corp., 5.00%, 1/15/24(1)		340,000	341,275
Hewlett Packard Enterprise Co., 3.60%, 10/15/20		270,000	272,619
			763,058
Machinery — 0.2%
Oshkosh Corp., 5.375%, 3/1/22		250,000	256,250

17

	Principal Amount	Value
Media — 2.7%
21st Century Fox America, Inc., 6.90%, 8/15/39	$70,000	$94,267
21st Century Fox America, Inc., 4.75%, 9/15/44	40,000	43,423
AMC Networks, Inc., 4.75%, 8/1/25	210,000	202,887
CBS Corp., 4.00%, 1/15/26	50,000	49,382
CBS Corp., 4.85%, 7/1/42	90,000	89,858
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	100,000	101,689
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(1)	250,000	237,975
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	290,000	296,638
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	30,000	32,992
Comcast Corp., 3.15%, 3/1/26	50,000	48,160
Comcast Corp., 4.40%, 8/15/35	50,000	51,634
Comcast Corp., 6.40%, 5/15/38	80,000	101,825
Comcast Corp., 4.75%, 3/1/44	60,000	63,293
CSC Holdings LLC, 5.50%, 4/15/27(1)	200,000	192,000
Discovery Communications LLC, 5.625%, 8/15/19	123,000	127,269
Discovery Communications LLC, 3.95%, 3/20/28	270,000	259,511
Globo Comunicacao e Participacoes SA, 4.84%, 6/8/25	200,000	196,500
Lamar Media Corp., 5.375%, 1/15/24	215,000	222,525
NBCUniversal Media LLC, 4.375%, 4/1/21	170,000	176,663
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	170,000	170,292
Omnicom Group, Inc., 3.60%, 4/15/26	100,000	97,047
Sirius XM Radio, Inc., 6.00%, 7/15/24(1)	100,000	103,250
Sirius XM Radio, Inc., 5.375%, 4/15/25(1)	110,000	109,450
TEGNA, Inc., 5.125%, 7/15/20	130,000	131,897
Time Warner Cable LLC, 5.50%, 9/1/41	40,000	39,813
Time Warner Cable LLC, 4.50%, 9/15/42	50,000	43,389
Time Warner, Inc., 2.95%, 7/15/26	190,000	174,214
Time Warner, Inc., 3.80%, 2/15/27	100,000	96,800
Viacom, Inc., 3.125%, 6/15/22	50,000	48,811
Viacom, Inc., 4.25%, 9/1/23	140,000	142,198
Viacom, Inc., 4.375%, 3/15/43	30,000	26,938
Viacom, Inc., VRN, 6.25%, 2/28/27(2)	50,000	50,836
Virgin Media Secured Finance plc, 5.25%, 1/15/26(1)	200,000	193,250
		4,016,676
Metals and Mining — 0.6%
Alcoa Nederland Holding BV, 6.75%, 9/30/24(1)	200,000	215,000
Barrick North America Finance LLC, 5.75%, 5/1/43	20,000	23,368
Freeport-McMoRan, Inc., 3.875%, 3/15/23	120,000	116,268
Glencore Finance Canada Ltd., 4.95%, 11/15/21(1)	130,000	135,546
Southern Copper Corp., 5.25%, 11/8/42	70,000	73,326
Steel Dynamics, Inc., 5.00%, 12/15/26	305,000	305,762
		869,270

18

	Principal Amount	Value
Multi-Utilities — 1.7%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 8/20/26	$230,000	$225,975
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27	50,000	48,063
Berkshire Hathaway Energy Co., 3.80%, 7/15/48(1)	70,000	66,889
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	110,000	109,862
Dominion Energy, Inc., 6.40%, 6/15/18	120,000	120,906
Dominion Energy, Inc., 2.75%, 9/15/22	130,000	125,828
Dominion Energy, Inc., 3.625%, 12/1/24	60,000	59,521
Dominion Energy, Inc., 4.90%, 8/1/41	100,000	107,743
Duke Energy Corp., 3.55%, 9/15/21	80,000	80,784
Duke Energy Corp., 2.65%, 9/1/26	50,000	45,687
Duke Energy Florida LLC, 6.35%, 9/15/37	70,000	94,180
Duke Energy Progress LLC, 3.70%, 10/15/46	50,000	48,534
Exelon Corp., 5.15%, 12/1/20	130,000	135,390
Exelon Corp., 4.45%, 4/15/46	40,000	40,893
Exelon Generation Co. LLC, 5.60%, 6/15/42	80,000	82,349
FirstEnergy Corp., 4.25%, 3/15/23	100,000	102,481
Florida Power & Light Co., 4.125%, 2/1/42	50,000	52,009
Florida Power & Light Co., 3.95%, 3/1/48	60,000	60,927
Georgia Power Co., 4.30%, 3/15/42	70,000	71,394
KazTransGas JSC, 4.375%, 9/26/27(1)	300,000	288,834
MidAmerican Energy Co., 4.40%, 10/15/44	140,000	150,687
NiSource, Inc., 5.65%, 2/1/45	80,000	93,799
Pacific Gas & Electric Co., 4.00%, 12/1/46	50,000	46,986
Progress Energy, Inc., 3.15%, 4/1/22	80,000	79,313
Sempra Energy, 2.875%, 10/1/22	130,000	127,225
Sempra Energy, 3.25%, 6/15/27	70,000	66,587
Sempra Energy, 4.00%, 2/1/48	40,000	37,349
Southern Power Co., 5.15%, 9/15/41	40,000	43,085
Xcel Energy, Inc., 3.35%, 12/1/26	30,000	29,145
		2,642,425
Oil, Gas and Consumable Fuels — 3.3%
Anadarko Petroleum Corp., 5.55%, 3/15/26	30,000	32,783
Anadarko Petroleum Corp., 6.45%, 9/15/36	80,000	96,040
Antero Resources Corp., 5.125%, 12/1/22	220,000	222,750
Apache Corp., 4.75%, 4/15/43	40,000	39,822
BP Capital Markets plc, 4.50%, 10/1/20	80,000	82,930
Cenovus Energy, Inc., 4.25%, 4/15/27	100,000	97,592
Cimarex Energy Co., 4.375%, 6/1/24	150,000	154,501
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	70,000	71,082
Concho Resources, Inc., 4.375%, 1/15/25	110,000	111,634
Concho Resources, Inc., 4.875%, 10/1/47	60,000	63,883
ConocoPhillips Holding Co., 6.95%, 4/15/29	110,000	140,102
Continental Resources, Inc., 5.00%, 9/15/22	30,000	30,488
Continental Resources, Inc., 3.80%, 6/1/24	170,000	164,262

19

	Principal Amount	Value
Continental Resources, Inc., 4.375%, 1/15/28(1)	$150,000	$146,438
Diamondback Energy, Inc., 5.375%, 5/31/25	200,000	203,850
Ecopetrol SA, 5.875%, 5/28/45	240,000	237,528
Encana Corp., 6.50%, 2/1/38	80,000	96,812
Exxon Mobil Corp., 3.04%, 3/1/26	100,000	98,095
Hess Corp., 6.00%, 1/15/40	90,000	95,184
Marathon Oil Corp., 3.85%, 6/1/25	190,000	187,926
Marathon Oil Corp., 4.40%, 7/15/27	90,000	91,492
Newfield Exploration Co., 5.75%, 1/30/22	200,000	210,000
Newfield Exploration Co., 5.375%, 1/1/26	100,000	103,750
Noble Energy, Inc., 4.15%, 12/15/21	220,000	224,949
Petroleos Mexicanos, 6.00%, 3/5/20	67,000	69,965
Petroleos Mexicanos, 4.875%, 1/24/22	50,000	51,370
Petroleos Mexicanos, 6.625%, 6/15/35	100,000	103,568
Petroleos Mexicanos, 6.50%, 6/2/41	70,000	69,650
Petroleos Mexicanos, 5.50%, 6/27/44	80,000	71,440
Phillips 66, 4.30%, 4/1/22	60,000	62,425
Phillips 66, 3.90%, 3/15/28	70,000	69,839
Range Resources Corp., 4.875%, 5/15/25	300,000	279,750
Shell International Finance BV, 3.25%, 5/11/25	100,000	99,098
Sinopec Group Overseas Development Ltd., 2.50%, 4/28/20(1)	200,000	197,074
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25	50,000	48,250
Suncor Energy, Inc., 6.50%, 6/15/38	30,000	38,545
Sunoco LP / Sunoco Finance Corp., 5.50%, 2/15/26(1)	140,000	135,450
Tullow Oil plc, 7.00%, 3/1/25(1)	200,000	200,250
WPX Energy, Inc., 5.25%, 9/15/24	120,000	118,800
YPF SA, 8.75%, 4/4/24	400,000	444,000
		5,063,367
Paper and Forest Products — 0.2%
Georgia-Pacific LLC, 5.40%, 11/1/20(1)	180,000	190,333
International Paper Co., 4.40%, 8/15/47	100,000	95,541
		285,874
Pharmaceuticals — 0.7%
AbbVie, Inc., 4.70%, 5/14/45	90,000	93,007
Allergan Finance LLC, 3.25%, 10/1/22	60,000	58,792
Allergan Funding SCS, 3.85%, 6/15/24	140,000	138,577
Allergan Funding SCS, 4.55%, 3/15/35	120,000	117,668
Baxalta, Inc., 2.00%, 6/22/18	70,000	69,899
Baxalta, Inc., 4.00%, 6/23/25	100,000	99,939
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	140,000	135,256
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	140,000	112,518
Valeant Pharmaceuticals International, Inc., 7.00%, 3/15/24(1)	150,000	156,937
Zoetis, Inc., 3.00%, 9/12/27	110,000	103,206
		1,085,799

20

	Principal Amount	Value
Road and Rail — 0.4%
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	$100,000	$112,123
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	120,000	126,588
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	50,000	51,068
CSX Corp., 3.25%, 6/1/27	150,000	143,558
Norfolk Southern Corp., 5.75%, 4/1/18	110,000	110,000
Union Pacific Corp., 4.05%, 11/15/45	110,000	111,072
		654,409
Semiconductors and Semiconductor Equipment — 0.4%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.125%, 1/15/25	120,000	113,547
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.50%, 1/15/28	40,000	37,648
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(1)	200,000	199,000
Sensata Technologies UK Financing Co. plc, 6.25%, 2/15/26(1)	200,000	211,190
		561,385
Software — 0.8%
Activision Blizzard, Inc., 2.30%, 9/15/21	80,000	77,358
Microsoft Corp., 2.70%, 2/12/25	150,000	144,891
Microsoft Corp., 3.125%, 11/3/25	40,000	39,522
Microsoft Corp., 3.30%, 2/6/27	100,000	99,324
Microsoft Corp., 3.45%, 8/8/36	100,000	97,586
Microsoft Corp., 4.25%, 2/6/47	150,000	161,493
Oracle Corp., 5.75%, 4/15/18	100,000	100,093
Oracle Corp., 3.25%, 11/15/27	320,000	312,299
Oracle Corp., 4.00%, 7/15/46	60,000	59,455
Quintiles IMS, Inc., 5.00%, 10/15/26(1)	200,000	199,676
		1,291,697
Specialty Retail — 0.7%
Ashtead Capital, Inc., 4.125%, 8/15/25(1)	200,000	192,250
Home Depot, Inc. (The), 3.00%, 4/1/26	150,000	145,869
Home Depot, Inc. (The), 5.95%, 4/1/41	170,000	217,658
Lowe's Cos., Inc., 3.10%, 5/3/27	150,000	144,567
Sally Holdings LLC / Sally Capital, Inc., 5.625%, 12/1/25	100,000	99,375
United Rentals North America, Inc., 4.625%, 7/15/23	150,000	153,187
United Rentals North America, Inc., 5.75%, 11/15/24	150,000	156,720
		1,109,626
Technology Hardware, Storage and Peripherals — 0.8%
Apple, Inc., 2.85%, 5/6/21	90,000	89,945
Apple, Inc., 2.75%, 1/13/25	60,000	57,768
Apple, Inc., 2.50%, 2/9/25	130,000	123,302
Apple, Inc., 2.45%, 8/4/26	90,000	83,469
Apple, Inc., 2.90%, 9/12/27	250,000	238,095
Dell International LLC / EMC Corp., 7.125%, 6/15/24(1)	150,000	160,270
Dell International LLC / EMC Corp., 6.02%, 6/15/26(1)	270,000	291,069
Seagate HDD Cayman, 4.75%, 6/1/23	130,000	130,162
Seagate HDD Cayman, 4.75%, 1/1/25	70,000	68,191
		1,242,271

21

	Principal Amount	Value
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, 3.125%, 7/16/22	$110,000	$108,345
Sprint Communications, Inc., 6.00%, 11/15/22	160,000	157,400
T-Mobile USA, Inc., 4.75%, 2/1/28	220,000	211,750
		477,495
TOTAL CORPORATE BONDS (Cost $59,742,160)		59,216,672
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(3) — 17.7%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(4) — 1.2%
FHLMC, VRN, 1.84%, 4/15/18	68,994	71,068
FHLMC, VRN, 1.92%, 4/15/18	85,307	87,906
FHLMC, VRN, 2.31%, 4/15/18	339,596	336,287
FHLMC, VRN, 3.08%, 4/15/18	280,100	282,512
FHLMC, VRN, 3.47%, 4/15/18	48,407	49,683
FHLMC, VRN, 3.55%, 4/15/18	113,227	118,535
FHLMC, VRN, 3.60%, 4/15/18	63,127	66,154
FHLMC, VRN, 3.63%, 4/15/18	22,470	23,421
FHLMC, VRN, 3.66%, 4/15/18	179,827	184,039
FHLMC, VRN, 4.06%, 4/15/18	92,672	95,846
FNMA, VRN, 3.14%, 4/25/18	51,781	53,660
FNMA, VRN, 3.19%, 4/25/18	129,512	129,849
FNMA, VRN, 3.53%, 4/25/18	152,199	156,949
FNMA, VRN, 3.56%, 4/25/18	24,620	25,538
FNMA, VRN, 3.91%, 4/25/18	129,839	134,167
		1,815,614
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 16.5%
FHLMC, 4.50%, 6/1/21	8,516	8,585
FHLMC, 5.50%, 1/1/38	8,320	9,141
FHLMC, 5.50%, 4/1/38	46,633	51,159
FHLMC, 3.00%, 2/1/43	590,874	580,534
FNMA, 3.00%, 4/12/18(5)	3,000,000	2,923,632
FNMA, 3.50%, 4/12/18(5)	3,000,000	3,004,491
FNMA, 4.00%, 4/12/18(5)	2,950,000	3,026,142
FNMA, 5.00%, 7/1/20	19,824	20,182
FNMA, 5.00%, 7/1/31	435,577	465,834
FNMA, 4.50%, 10/1/33	199,105	209,617
FNMA, 5.00%, 11/1/33	433,603	469,699
FNMA, 6.00%, 12/1/33	300,572	337,021
FNMA, 5.50%, 4/1/34	112,490	123,572
FNMA, 5.50%, 4/1/34	334,504	367,641
FNMA, 5.00%, 8/1/34	54,820	59,203
FNMA, 5.50%, 8/1/34	108,680	119,420
FNMA, 5.00%, 4/1/35	266,991	288,319
FNMA, 5.00%, 8/1/35	17,761	19,110
FNMA, 4.50%, 9/1/35	20,273	21,333
FNMA, 5.50%, 7/1/36	12,939	14,187
FNMA, 5.50%, 12/1/36	29,235	32,097

22

	Principal Amount	Value
FNMA, 6.00%, 7/1/37	$64,379	$71,811
FNMA, 6.00%, 8/1/37	43,888	49,314
FNMA, 6.50%, 8/1/37	6,784	7,338
FNMA, 6.00%, 9/1/37	58,797	66,068
FNMA, 6.00%, 11/1/37	60,368	67,583
FNMA, 5.00%, 3/1/38	98,042	105,027
FNMA, 6.50%, 9/1/38	134,763	150,507
FNMA, 5.50%, 1/1/39	117,865	129,197
FNMA, 5.00%, 2/1/39	258,686	280,124
FNMA, 4.50%, 4/1/39	90,185	95,759
FNMA, 4.50%, 5/1/39	226,170	240,135
FNMA, 6.50%, 5/1/39	3,611	4,135
FNMA, 4.50%, 10/1/39	390,299	414,439
FNMA, 4.00%, 10/1/40	398,328	412,479
FNMA, 4.50%, 11/1/40	332,135	351,786
FNMA, 4.00%, 8/1/41	587,190	607,718
FNMA, 4.50%, 9/1/41	313,974	331,652
FNMA, 3.50%, 5/1/42	467,508	471,750
FNMA, 3.50%, 6/1/42	562,227	567,328
FNMA, 3.50%, 9/1/42	420,331	424,015
FNMA, 3.50%, 5/1/45	1,132,516	1,137,696
FNMA, 3.50%, 5/1/46	993,229	996,071
FNMA, 6.50%, 8/1/47	1,340	1,454
FNMA, 6.50%, 9/1/47	1,575	1,703
FNMA, 6.50%, 9/1/47	94	102
FNMA, 6.50%, 9/1/47	828	895
GNMA, 2.50%, 4/19/18(5)	600,000	570,970
GNMA, 3.00%, 4/19/18(5)	650,000	639,059
GNMA, 4.00%, 4/19/18(5)	1,250,000	1,284,513
GNMA, 5.50%, 12/15/32	119,352	131,362
GNMA, 6.00%, 9/20/38	34,069	37,993
GNMA, 5.50%, 12/20/38	82,756	89,497
GNMA, 4.50%, 6/15/39	496,247	525,509
GNMA, 4.50%, 1/15/40	227,572	240,632
GNMA, 4.50%, 4/15/40	320,914	339,488
GNMA, 4.00%, 11/20/40	670,741	701,319
GNMA, 3.50%, 6/20/42	712,920	724,330
GNMA, 2.50%, 7/20/46	578,166	550,698
		24,972,375
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $26,852,050)		26,787,989
U.S. TREASURY SECURITIES — 10.5%
U.S. Treasury Bonds, 3.50%, 2/15/39	500,000	548,597
U.S. Treasury Bonds, 4.375%, 11/15/39	700,000	865,540
U.S. Treasury Bonds, 4.625%, 2/15/40	300,000	383,329
U.S. Treasury Bonds, 3.125%, 11/15/41	500,000	515,712
U.S. Treasury Bonds, 3.125%, 2/15/42	300,000	309,446

23

		Principal Amount	Value
U.S. Treasury Bonds, 3.00%, 5/15/42		$1,650,000	$1,665,366
U.S. Treasury Bonds, 2.875%, 5/15/43		450,000	442,776
U.S. Treasury Bonds, 3.125%, 8/15/44(6)		1,200,000	1,233,455
U.S. Treasury Bonds, 3.00%, 11/15/44		1,450,000	1,456,926
U.S. Treasury Bonds, 2.50%, 2/15/45		1,050,000	956,906
U.S. Treasury Bonds, 3.00%, 5/15/45		1,400,000	1,406,171
U.S. Treasury Bonds, 3.00%, 11/15/45		400,000	401,492
U.S. Treasury Notes, 1.375%, 9/15/20		1,000,000	976,902
U.S. Treasury Notes, 1.625%, 10/15/20		1,600,000	1,571,097
U.S. Treasury Notes, 2.00%, 11/30/20		400,000	396,170
U.S. Treasury Notes, 2.25%, 2/15/21		1,000,000	996,116
U.S. Treasury Notes, 2.625%, 2/28/23		400,000	401,124
U.S. Treasury Notes, 2.75%, 2/15/28		1,400,000	1,399,849
TOTAL U.S. TREASURY SECURITIES (Cost $16,116,639)			15,926,974
SOVEREIGN GOVERNMENTS AND AGENCIES — 10.3%
Argentina — 0.1%
Argentine Republic Government International Bond, 6.625%, 7/6/28		200,000	199,000
Brazil — 0.3%
Brazilian Government International Bond, 4.875%, 1/22/21		190,000	197,980
Brazilian Government International Bond, 5.625%, 1/7/41		200,000	196,750
			394,730
Chile — 3.0%
Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/1/26	CLP	2,690,000,000	4,478,559
Chile Government International Bond, 3.625%, 10/30/42		$100,000	95,975
			4,574,534
Colombia — 0.2%
Colombia Government International Bond, 4.375%, 7/12/21		330,000	342,128
Dominican Republic — 0.1%
Dominican Republic International Bond, 5.95%, 1/25/27		200,000	209,500
Indonesia — 0.1%
Perusahaan Penerbit SBSN Indonesia III, 4.15%, 3/29/27		200,000	198,250
Italy — 0.1%
Republic of Italy Government International Bond, 6.875%, 9/27/23		80,000	93,640
Jordan — 0.1%
Jordan Government International Bond, 7.375%, 10/10/47		200,000	202,830
Mexico — 3.1%
Mexican Bonos, 10.00%, 11/20/36	MXN	58,900,000	4,026,129
Mexico Government International Bond, 4.125%, 1/21/26		$200,000	203,050
Mexico Government International Bond, 4.15%, 3/28/27		400,000	404,900
			4,634,079
Namibia — 0.2%
Namibia International Bonds, 5.25%, 10/29/25		250,000	248,868
Panama — 0.2%
Panama Government International Bond, 9.375%, 4/1/29		200,000	292,500

24

		Principal Amount	Value
Peru — 0.1%
Peruvian Government International Bond, 5.625%, 11/18/50		$90,000	$108,450
Philippines — 0.2%
Philippine Government International Bond, 4.00%, 1/15/21		100,000	102,560
Philippine Government International Bond, 6.375%, 10/23/34		100,000	128,468
			231,028
Poland — 0.1%
Republic of Poland Government International Bond, 5.125%, 4/21/21		60,000	63,822
Republic of Poland Government International Bond, 3.00%, 3/17/23		100,000	99,183
			163,005
Russia — 0.1%
Russian Foreign Bond - Eurobond, 5.25%, 6/23/47		200,000	200,090
Saudi Arabia — 0.1%
Saudi Government International Bond, 2.375%, 10/26/21(1)		200,000	192,839
South Africa — 1.7%
Republic of South Africa Government Bond, 10.50%, 12/21/26	ZAR	13,500,000	1,319,264
Republic of South Africa Government Bond, 8.00%, 1/31/30	ZAR	14,500,000	1,192,926
Republic of South Africa Government International Bond, 4.67%, 1/17/24		$100,000	100,598
			2,612,788
Turkey — 0.4%
Turkey Government International Bond, 3.25%, 3/23/23		200,000	185,904
Turkey Government International Bond, 4.25%, 4/14/26		200,000	182,511
Turkey Government International Bond, 4.875%, 4/16/43		200,000	161,976
			530,391
Uruguay — 0.1%
Uruguay Government International Bond, 4.125%, 11/20/45		80,000	74,960
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $15,237,310)			15,503,610
ASSET-BACKED SECURITIES(3) — 10.2%
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A SEQ, 1.92%, 9/20/19(1)		1,000,000	998,207
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A SEQ, 2.46%, 7/20/20(1)		500,000	498,195
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(1)		250,000	250,039
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(1)		178,419	175,199
Carlyle Global Market Strategies, Series 2014-1A, Class A1R2, VRN, 3.31%, 7/17/18, resets quarterly off the 3-month LIBOR plus 0.97%(1)(7)		500,000	500,000
CBAM Ltd., Series 2018-5A, Class A, VRN, 3.32%, 10/17/18, resets quarterly off the 3-month LIBOR plus 1.02%(1)		200,000	200,000
CBAM Ltd., Series 2018-5A, Class B1, VRN, 3.70%, 10/17/18, resets quarterly off the 3-month LIBOR plus 1.40%(1)		200,000	200,000

25

	Principal Amount	Value
CIFC Funding Ltd., Series 2013-3RA, Class A2, VRN, 3.75%, 10/24/18, resets quarterly off the 3-month LIBOR plus 1.40%(1)(7)	$300,000	$300,000
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 3.03%, 4/17/18, resets monthly off the 1-month LIBOR plus 1.25%(1)	539,344	544,031
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, VRN, 2.74%, 4/15/18, resets quarterly off the 3-month LIBOR plus 0.97%(1)	225,000	225,128
Dryden 64 CLO Ltd., Series 2018-64A, Class B, VRN, 3.62%, 10/18/18, resets quarterly off the 3-month LIBOR plus 1.40%(1)(7)	450,000	450,000
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(1)	44,126	44,089
Enterprise Fleet Financing LLC, Series 2016-2, Class A2 SEQ, 1.74%, 2/22/22(1)	454,035	451,854
Enterprise Fleet Financing LLC, Series 2017-2, Class A2 SEQ, 1.97%, 1/20/23(1)	500,000	496,494
Enterprise Fleet Financing LLC, Series 2017-3, Class A2 SEQ, 2.13%, 5/22/23(1)	1,525,000	1,510,223
Hertz Fleet Lease Funding LP, Series 2016-1, Class A1, VRN, 2.84%, 4/12/18, resets monthly off the 1-month LIBOR plus 1.10%(1)	182,228	182,791
Hertz Vehicle Financing II LP, Series 2016-1A, Class A SEQ, 2.32%, 3/25/20(1)	300,000	298,471
Hertz Vehicle Financing LLC, Series 2013-1A, Class B2, 2.48%, 8/25/19(1)	229,167	228,427
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(1)	34,099	33,738
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	137,331	134,880
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(1)	169,586	167,399
Hilton Grand Vacations Trust, Series 2017-AA, Class B, VRN, 2.96%, 04/25/28(1)(4)	277,505	272,734
Invitation Homes Trust, Series 2018-SFR1, Class B, VRN, 2.76%, 4/17/18, resets monthly off the 1-month LIBOR plus 0.95%(1)	350,000	353,352
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(1)	104,130	102,292
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(1)	96,483	95,240
MVW Owner Trust, Series 2017-1A, Class B, 2.75%, 12/20/34(1)	1,378,745	1,345,883
Progress Residential Trust, Series 2016-SFR2, Class A SEQ, VRN, 3.21%, 4/17/18, resets monthly off the 1-month LIBOR plus 1.40%(1)	224,778	226,521
Progress Residential Trust, Series 2017-SFR1, Class A SEQ, 2.77%, 8/17/34(1)	374,118	369,375
Progress Residential Trust, Series 2017-SFR2, Class A SEQ, 2.90%, 12/17/34(1)	850,000	839,332
Progress Residential Trust, Series 2018-SFR1, Class B, 3.48%, 3/17/35(1)	325,000	324,931
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(1)	173,465	171,835
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(1)	105,250	104,869

26

	Principal Amount	Value
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(1)	$203,239	$201,689
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33(1)	160,642	161,057
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(1)	158,451	156,654
Symphony CLO XIX Ltd., Series 2018-19A, Class A, VRN, 3.30%, 10/16/18, resets quarterly off the 3-month LIBOR plus 0.96%(1)(7)	500,000	500,000
Towd Point Mortgage Trust, Series 2017-3, Class M1, VRN, 3.50%, 4/1/18(1)(4)	500,000	492,750
Towd Point Mortgage Trust, Series 2017-6, Class A1, VRN, 2.75%, 4/1/18(1)(4)	713,829	705,695
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 11/15/25	77,269	77,273
Voya CLO Ltd., Series 2013-2A, Class A2AR, VRN, 3.71%, 7/25/18, resets quarterly off the 3-month LIBOR plus 1.40%(1)	350,000	350,000
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	298,069	293,028
VSE VOI Mortgage LLC, Series 2017-A, Class B, 2.63%, 3/20/35(1)	368,962	361,703
TOTAL ASSET-BACKED SECURITIES (Cost $15,513,889)		15,395,378
COLLATERALIZED MORTGAGE OBLIGATIONS(3) — 9.1%
Private Sponsor Collateralized Mortgage Obligations — 6.1%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.59%, 4/1/18(4)	92,965	94,232
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 3.67%, 11/1/18, resets annually off the 1-year H15T1Y plus 2.25%	190,835	192,035
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 3.53%, 4/2/18(4)	54,321	53,093
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.55%, 4/2/18(4)	204,688	203,809
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	119,988	122,565
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	1,726	1,685
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-3, Class 1A1, VRN, 5.39%, 4/1/18(4)	168,942	161,471
CSMC Trust, Series 2017-HL1, Class A3 SEQ, VRN, 3.50%, 4/1/18(1)(4)	226,294	226,706
CSMC Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 4/1/18(1)(4)	188,062	188,574
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 3.52%, 4/1/18(4)	86,163	85,975
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 3.34%, 4/1/18(4)	99,742	98,895
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 3.66%, 4/1/18(4)	139,369	128,245
Flagstar Mortgage Trust, Series 2017-1, Class 1A5 SEQ, VRN, 3.50%, 4/1/18(1)(4)	366,309	366,023
Flagstar Mortgage Trust, Series 2017-2, Class A5 SEQ, VRN, 3.50%, 4/1/18(1)(4)	177,182	177,265
27

	Principal Amount	Value
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.61%, 4/1/18(4)	$158,253	$162,011
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 3.65%, 4/1/18(4)	69,544	69,637
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 3.65%, 4/1/18(4)	308,159	301,645
JPMorgan Mortgage Trust, Series 2005-S2, Class 3A1, VRN, 7.15%, 4/1/18(4)	32,084	33,471
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.47%, 4/1/18(4)	88,543	91,212
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 3.35%, 4/26/18(4)	156,177	155,023
Mill City Mortgage Loan Trust, Series 2017-2, Class A1, VRN, 2.75%, 4/1/18(1)(4)	202,276	200,897
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 4/1/18(1)(4)	191,402	195,798
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 3.37%, 4/26/18, resets monthly off the 1-month LIBOR plus 1.50%(1)	420,145	434,403
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/1/18(4)	21,028	21,187
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, VRN, 4.00%, 4/1/18(1)(4)	172,349	175,266
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 4/1/18(1)(4)	668,497	679,412
Sequoia Mortgage Trust, Series 2018-2, Class A4 SEQ, VRN, 3.50%, 4/1/18(1)(4)	738,799	742,285
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 3.50%, 4/1/18(4)	97,829	98,578
Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VRN, 3.91%, 4/25/18(4)	160,941	157,240
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 3.28%, 4/1/18(4)	132,079	133,317
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 2A1, 5.50%, 1/25/36	127,656	127,484
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	107,511	107,091
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 3.93%, 4/1/18(4)	58,029	58,638
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	183,483	184,112
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-6, Class 1A16 SEQ, 5.75%, 5/25/36	102,508	102,958
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1 SEQ, 6.00%, 6/25/36	533,820	533,685
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 3.60%, 4/1/18(4)	121,793	119,126
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 2A1, VRN, 3.58%, 4/1/18(4)	126,468	125,971
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 4A1, VRN, 3.92%, 4/1/18(4)	254,793	257,583
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 3.50%, 4/1/18(4)	143,099	144,843
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 3.75%, 4/1/18(4)	172,045	172,256
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 3.60%, 4/1/18(4)	76,009	74,712

28

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 3.72%, 4/1/18(4)	$165,353	$162,669
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 3.70%, 4/1/18(4)	94,815	88,989
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 4.04%, 4/1/18(4)	184,512	176,291
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-10, Class 2A9, 6.00%, 7/25/37	150,873	147,862
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	136,690	134,293
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A36, 6.00%, 8/25/37	149,772	147,146
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	168,570	169,941
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	25,730	26,372
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	52,658	53,501
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-2, Class 3A2, SEQ, 5.25%, 3/25/37	51,237	52,525
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 1A5 SEQ, 6.00%, 7/25/37	209,578	209,606
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 3.73%, 4/1/18(4)	77,049	73,900
		9,203,509
U.S. Government Agency Collateralized Mortgage Obligations — 3.0%
FHLMC, Series 2015-HQ2, Class M3, VRN, 5.12%, 4/25/18, resets monthly off the 1-month LIBOR plus 3.25%	175,000	198,114
FHLMC, Series 2017-DNA2, Class M1, VRN, 3.07%, 4/25/18, resets monthly off the 1-month LIBOR plus 1.20%	475,537	480,893
FHLMC, Series 2017-HQA2, Class M1, VRN, 2.67%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.80%	283,537	284,348
FHLMC, Series 3397, Class GF, VRN, 2.28%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.50%	117,819	118,435
FNMA, Series 2006-43, Class FM, VRN, 2.17%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.30%	36,977	36,933
FNMA, Series 2007-36, Class FB, VRN, 2.27%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.40%	196,074	196,710
FNMA, Series 2014-C02, Class 1M2, VRN, 4.47%, 4/25/18, resets monthly off the 1-month LIBOR plus 2.60%	350,000	373,161
FNMA, Series 2014-C02, Class 2M2, VRN, 4.47%, 4/25/18, resets monthly off the 1-month LIBOR plus 2.60%	260,170	275,356
FNMA, Series 2016-C03, Class 2M2, VRN, 7.77%, 4/25/18, resets monthly off the 1-month LIBOR plus 5.90%	200,000	235,054
FNMA, Series 2017-C03, Class 1M2, VRN, 4.87%, 4/25/18, resets monthly off the 1-month LIBOR plus 3.00%	225,000	238,911
FNMA, Series 2017-C05, Class 1M2, VRN, 4.07%, 4/25/18, resets monthly off the 1-month LIBOR plus 2.20%	300,000	304,196
FNMA, Series 2017-C06, Class 1M1, VRN, 2.62%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.75%	572,601	573,612
FNMA, Series 2017-C06, Class 2M1, VRN, 2.62%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.75%	355,078	355,561
FNMA, Series 2017-C06, Class 2M2, VRN, 4.67%, 4/25/18, resets monthly off the 1-month LIBOR plus 2.80%	750,000	776,675

29

	Principal Amount	Value
FNMA, Series 2017-C07, Class 1M2, VRN, 4.27%, 4/25/18, resets monthly off the 1-month LIBOR plus 2.40%	$150,000	$152,409
		4,600,368
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $13,664,634)		13,803,877
COMMERCIAL MORTGAGE-BACKED SECURITIES(3) — 7.0%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(1)	450,000	446,272
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(1)	500,000	497,801
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class B, VRN, 4.71%, 4/1/18(4)	370,000	389,634
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 4/1/18(4)	400,000	412,517
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 4/1/18(4)	500,000	524,248
Commercial Mortgage Trust, Series 2014-UBS5, Class B, VRN, 4.51%, 4/1/18(4)	350,000	359,050
Commercial Mortgage Trust, Series 2015-CR22, Class B, VRN, 3.93%, 4/1/18(4)	400,000	396,309
Commercial Mortgage Trust, Series 2016-CD1, Class AM, 2.93%, 8/10/49	150,000	142,116
Commercial Mortgage Trust, Series 2017-PANW, Class A SEQ, 3.24%, 10/10/29(1)	325,000	321,598
Core Industrial Trust, Series 2015-CALW, Class B, 3.25%, 2/10/34(1)	350,000	348,738
Core Industrial Trust, Series 2015-CALW, Class C, 3.56%, 2/10/34(1)	310,000	309,055
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(1)	250,000	249,345
GS Mortgage Securities Corp. II, Series 2016-GS2, Class B, VRN, 3.76%, 4/1/18(4)	400,000	402,595
GS Mortgage Securities Trust, Series 2016-GS2, Class A3 SEQ, 2.79%, 5/10/49	575,000	549,888
Hudson Yards Mortgage Trust, Series 2016-10HY, Class B, VRN, 2.98%, 4/1/18(1)(4)	525,000	496,625
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 4/10/18(1)(4)	350,000	349,801
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class AS SEQ, 4.00%, 8/15/47	360,000	366,910
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 4/1/18(4)	320,000	322,763
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4 SEQ, 3.41%, 3/15/50	350,000	348,003
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class C, VRN, 5.01%, 4/1/18(4)	260,000	269,015
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class AS, 3.06%, 8/15/49	400,000	382,117
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, 3.46%, 8/15/49	779,000	753,598
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 SEQ, 3.28%, 11/15/52	500,000	490,849
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/18(1)(4)	325,000	322,832
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3 SEQ, 3.20%, 6/15/50	400,000	390,707

30

	Principal Amount	Value
Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A4, SEQ, 3.19%, 7/15/50	$725,000	$707,909
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $10,816,838)		10,550,295
MUNICIPAL SECURITIES — 1.5%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	180,000	251,368
California GO, (Building Bonds), 7.30%, 10/1/39	10,000	14,618
Chicago GO, 7.05%, 1/1/29	50,000	53,972
Houston GO, 3.96%, 3/1/47	50,000	51,064
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	80,000	108,497
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	50,000	68,525
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	50,000	58,852
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	40,000	57,398
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	80,000	88,858
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	65,000	83,997
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	75,000	87,906
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	175,000	210,394
Sacramento Municipal Utility District Electric Rev., 6.16%, 5/15/36	150,000	187,924
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	85,000	98,968
San Antonio Electric & Gas Systems Rev., 5.99%, 2/1/39	50,000	65,231
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	50,000	62,888
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	35,000	51,092
Santa Clara Valley Transportation Authority Rev., (Build America Bonds), 5.88%, 4/1/32	100,000	120,120
State of California GO, 6.65%, 3/1/22	40,000	44,587
State of California GO, 7.55%, 4/1/39	130,000	198,445
State of California GO, (Building Bonds), 7.60%, 11/1/40	25,000	38,775
State of Illinois GO, 5.88%, 3/1/19	55,000	56,201
State of Illinois GO, 5.10%, 6/1/33	40,000	37,557
State of Kansas Department of Transportation Rev., 4.60%, 9/1/35	45,000	49,700
State of Oregon Department of Transportation Rev., (Building Bonds), 5.83%, 11/15/34	40,000	49,991
State of Washington GO, 5.14%, 8/1/40	90,000	108,141
TOTAL MUNICIPAL SECURITIES (Cost $1,881,078)		2,305,069
TEMPORARY CASH INVESTMENTS — 3.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.625%, 2/15/23 - 5/15/47, valued at $2,590,590), in a joint trading account at 1.45%, dated 3/29/18, due 4/2/18 (Delivery value $2,534,447)		2,534,040

31

	Principal Amount	Value
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 11/15/26, valued at $2,156,934), at 0.74%, dated 3/29/18, due 4/2/18 (Delivery value $2,112,174)		$2,112,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,646,039)		4,646,040
TOTAL INVESTMENT SECURITIES — 108.6% (Cost $164,470,637)		164,135,904
OTHER ASSETS AND LIABILITIES(8) — (8.6)%		(12,957,897)
TOTAL NET ASSETS — 100.0%		$151,178,007

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,341,526	USD	1,049,020	UBS AG	6/13/18	$(18,513)
BRL	1,920,270	USD	579,249	Goldman Sachs & Co.	6/13/18	(1,036)
USD	587,652	BRL	1,920,270	Goldman Sachs & Co.	6/13/18	9,439
CAD	958,287	USD	740,999	JPMorgan Chase Bank N.A.	6/13/18	3,792
USD	825,338	CHF	772,021	UBS AG	6/13/18	13,072
USD	4,462,684	CLP	2,693,631,500	Goldman Sachs & Co.	6/13/18	2,939
EUR	198,698	USD	248,180	JPMorgan Chase Bank N.A.	6/13/18	(2,444)
USD	388,073	EUR	310,853	JPMorgan Chase Bank N.A.	6/13/18	3,633
USD	1,496,152	HUF	375,055,500	JPMorgan Chase Bank N.A.	6/13/18	12,092
USD	215,330	HUF	53,903,640	JPMorgan Chase Bank N.A.	6/13/18	2,039
IDR	19,968,213,833	USD	1,438,839	Goldman Sachs & Co.	6/20/18	7,291
USD	735,601	ILS	2,533,852	Goldman Sachs & Co.	6/13/18	10,116
INR	49,084,380	USD	750,870	Goldman Sachs & Co.	6/13/18	(2,506)
JPY	172,949,737	USD	1,641,738	JPMorgan Chase Bank N.A.	6/13/18	(8,817)
JPY	1,821,509	USD	17,308	JPMorgan Chase Bank N.A.	6/13/18	(110)
USD	1,484,910	KRW	1,587,888,457	Goldman Sachs & Co.	6/13/18	(12,499)
USD	3,787,020	MXN	72,301,792	JPMorgan Chase Bank N.A.	6/13/18	(146,374)
USD	111,622	MXN	2,069,995	JPMorgan Chase Bank N.A.	6/13/18	(991)
MYR	4,421,978	USD	1,133,114	Goldman Sachs & Co.	6/13/18	11,208
NOK	11,575,890	USD	1,488,208	JPMorgan Chase Bank N.A.	6/13/18	(8,266)
USD	1,559,029	NZD	2,138,674	UBS AG	6/13/18	13,790
PEN	2,433,272	USD	755,909	Goldman Sachs & Co.	6/13/18	(3,349)
USD	1,493,822	PLN	5,067,942	Goldman Sachs & Co.	6/13/18	11,505
RUB	43,403,040	USD	757,470	Goldman Sachs & Co.	6/13/18	(6,315)
USD	524,777	THB	16,384,860	Goldman Sachs & Co.	6/13/18	(454)
USD	2,476,077	ZAR	29,771,110	UBS AG	6/13/18	(14,885)
						$(125,643)

32

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-BTP Italian Government 10-Year Bonds	15	June 2018	EUR	1,500,000	$2,561,612	$88,381
U.S. Treasury 2-Year Notes	35	June 2018	USD	7,000,000	7,441,328	(1,947)
U.S. Treasury 5-Year Notes	74	June 2018	USD	7,400,000	8,470,109	24,115
U.S. Treasury 10-Year Ultra Notes	25	June 2018	USD	2,500,000	3,246,484	42,131
U.S. Treasury Long Bonds	9	June 2018	USD	900,000	1,319,625	26,605
					$23,039,158	$179,285

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bobl 5-Year Bonds	66	June 2018	EUR	6,600,000	$10,658,770	$(67,522)
Euro-BTP Italian Government 3-Year Bonds	68	June 2018	EUR	6,800,000	9,436,368	(46,865)
Euro-Bund 10-Year Bonds	21	June 2018	EUR	2,100,000	4,119,582	(61,794)
U.K. Gilt 10-Year Bonds	25	June 2018	GBP	2,500,000	4,307,914	(76,153)
U.S. Treasury 10-Year Notes	60	June 2018	USD	6,000,000	7,268,438	(57,635)
					$35,791,072	$(309,969)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type*	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value**
Markit CDX North America High Yield Index Series 29	Sell	5.00%	12/20/22	$7,080,000	$517,345	$(48,343)	$469,002
Markit CDX North America Investment Grade Index Series 29	Sell	1.00%	12/20/22	$1,500,000	27,211	1,112	28,323
					$544,556	$(47,231)	$497,325

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

33

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.07%	8/29/27	$1,500,000	$(516)	$36,057	$35,541

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Value*
Bank of America N.A.	CPURNSA	Receive	2.26%	11/15/26	$1,300,000	$1,836
Bank of America N.A.	CPURNSA	Receive	2.29%	11/16/26	$1,300,000	(1,507)
Bank of America N.A.	CPURNSA	Receive	2.28%	11/21/26	$1,300,000	(195)
						$134

*Amount represents value and unrealized appreciation (depreciation).

34

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CHF	-	Swiss Franc
CLP	-	Chilean Peso
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korean Won
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PEN	-	Peruvian Sol
PLN	-	Polish Zloty
resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
RUB	-	Russian Ruble
SEQ	-	Sequential Payer
THB	-	Thai Baht
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $32,535,912, which represented 21.5% of total net assets.

(2)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(3)	Final maturity date indicated, unless otherwise noted.

(4)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(5)	Forward commitment. Settlement date is indicated.

(6)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $807,764.

(7)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(8)	Amount relates primarily to payable for investments purchased, but not settled, at period end.
See Notes to Financial Statements.

35

Statement of Assets and Liabilities

MARCH 31, 2018
Assets
Investment securities, at value (cost of $164,470,637)	$164,135,904
Cash	7,999
Receivable for investments sold	726,521
Receivable for capital shares sold	123,842
Receivable for variation margin on futures contracts	10,127
Receivable for variation margin on swap agreements	29,440
Unrealized appreciation on forward foreign currency exchange contracts	100,916
Swap agreements, at value	1,836
Interest receivable	1,202,398
166,338,983

Liabilities
Foreign currency overdraft payable, at value (cost of $24,210)	24,092
Payable for investments purchased	14,458,852
Payable for capital shares redeemed	350,277
Payable for variation margin on futures contracts	6,922
Unrealized depreciation on forward foreign currency exchange contracts	226,559
Swap agreements, at value	1,702
Accrued management fees	79,733
Distribution and service fees payable	7,759
Dividends payable	5,080
15,160,976

Net Assets	$151,178,007

Net Assets Consist of:
Capital paid in	$154,444,851
Undistributed net investment income	732,642
Accumulated net realized loss	(3,400,581)
Net unrealized depreciation	(598,905)
$151,178,007

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$118,329,341	11,177,887	$10.59
I Class	$3,441,069	325,096	$10.58
A Class	$14,138,820	1,335,491	$10.59*
C Class	$5,178,744	489,260	$10.58
R Class	$774,616	73,174	$10.59
R5 Class	$9,315,417	880,441	$10.58
*Maximum offering price $11.09 (net asset value divided by 0.955).

See Notes to Financial Statements.

36

Statement of Operations

YEAR ENDED MARCH 31, 2018
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $4,063)	$4,635,213
Income distributions from affiliated funds	145,349
4,780,562

Expenses:
Management fees	878,518
Distribution and service fees:
A Class	38,215
C Class	58,488
R Class	5,602
Trustees' fees and expenses	8,196
Other expenses	7,819
996,838
Fees waived(1)	(30,420)
966,418

Net investment income (loss)	3,814,144

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $313,028 from affiliates)	850,161
Forward foreign currency exchange contract transactions	(411,344)
Futures contract transactions	(91,288)
Swap agreement transactions	196,395
Foreign currency translation transactions	13,790
557,714

Change in net unrealized appreciation (depreciation) on:
Investments (including $(229,177) from affiliates)	(1,913,494)
Forward foreign currency exchange contracts	(117,544)
Futures contracts	(149,622)
Swap agreements	(79,690)
Translation of assets and liabilities in foreign currencies	3,531
(2,256,819)

Net realized and unrealized gain (loss)	(1,699,105)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,115,039

(1)	Amount consists of $23,888, $351, $3,604, $1,377, $294 and $906 for Investor Class, I Class, A Class, C Class, R Class and R5 Class, respectively.

See Notes to Financial Statements.

37

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2018 AND MARCH 31, 2017
Increase (Decrease) in Net Assets	March 31, 2018	March 31, 2017
Operations
Net investment income (loss)	$3,814,144	$3,145,385
Net realized gain (loss)	557,714	(353,923)
Change in net unrealized appreciation (depreciation)	(2,256,819)	(746,644)
Net increase (decrease) in net assets resulting from operations	2,115,039	2,044,818

Distributions to Shareholders
From net investment income:
Investor Class	(3,309,250)	(2,519,057)
I Class	(72,476)	—
A Class	(426,476)	(707,385)
C Class	(118,460)	(137,921)
R Class	(28,086)	(43,585)
R5 Class	(191,965)	(63,860)
Decrease in net assets from distributions	(4,146,713)	(3,471,808)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	29,557,142	(5,643,613)

Net increase (decrease) in net assets	27,525,468	(7,070,603)

Net Assets
Beginning of period	123,652,539	130,723,142
End of period	$151,178,007	$123,652,539

Undistributed net investment income	$732,642	$779,949

See Notes to Financial Statements.

38

Notes to Financial Statements

MARCH 31, 2018

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Core Plus Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class (formerly Institutional Class). The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the I Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

39

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income, less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements on futures contracts, forward commitments, swap agreements and certain forward foreign currency exchange contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S.

40

federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocations to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee before and after waiver for each class for the period ended March 31, 2018 are as follows:

			Effective Annual Management Fee
	Investment Category Fee Range	Complex Fee Range	Before Waiver	After Waiver
Investor Class	0.3425% to 0.4600%	0.2500% to 0.3100%	0.64%	0.62%
I Class		0.1500% to 0.2100%	0.54%	0.52%
A Class		0.2500% to 0.3100%	0.64%	0.62%
C Class		0.2500% to 0.3100%	0.64%	0.62%
R Class		0.2500% to 0.3100%	0.64%	0.62%
R5 Class		0.0500% to 0.1100%	0.44%	0.42%

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Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2018 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $702,473 and there were no interfund sales.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2018 totaled $241,336,161, of which $176,897,546 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2018 totaled $211,223,587, of which $176,143,056 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2018(1)		Year ended March 31, 2017
	Shares	Amount	Shares	Amount
Investor Class
Sold	6,140,417	$66,171,749	2,643,737	$28,768,870
Issued in reinvestment of distributions	293,625	3,163,844	220,965	2,397,649
Redeemed	(3,117,106)	(33,617,792)	(3,323,845)	(35,984,658)
	3,316,936	35,717,801	(459,143)	(4,818,139)
I Class			N/A
Sold	411,246	4,460,774
Issued in reinvestment of distributions	5,752	61,787
Redeemed	(91,902)	(984,924)
	325,096	3,537,637
A Class
Sold	699,222	7,587,825	842,419	9,155,268
Issued in reinvestment of distributions	38,296	412,763	64,360	698,334
Redeemed	(1,969,049)	(21,228,270)	(947,789)	(10,268,948)
	(1,231,531)	(13,227,682)	(41,010)	(415,346)
C Class
Sold	31,834	343,401	55,039	596,531
Issued in reinvestment of distributions	9,942	107,149	11,189	121,374
Redeemed	(202,061)	(2,181,265)	(213,381)	(2,316,602)
	(160,285)	(1,730,715)	(147,153)	(1,598,697)
R Class
Sold	21,897	235,997	46,015	498,551
Issued in reinvestment of distributions	2,498	26,967	3,902	42,403
Redeemed	(88,669)	(962,216)	(157,401)	(1,737,686)
	(64,274)	(699,252)	(107,484)	(1,196,732)
R5 Class
Sold	849,590	9,193,981	295,721	3,230,232
Issued in reinvestment of distributions	17,916	191,965	5,970	63,860
Redeemed	(317,284)	(3,426,593)	(84,611)	(908,791)
	550,222	5,959,353	217,080	2,385,301
Net increase (decrease)	2,736,164	$29,557,142	(537,710)	$(5,643,613)

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the I Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

43

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$59,216,672	—
U.S. Government Agency Mortgage-Backed Securities	—	26,787,989	—
U.S. Treasury Securities	—	15,926,974	—
Sovereign Governments and Agencies	—	15,503,610	—
Asset-Backed Securities	—	15,395,378	—
Collateralized Mortgage Obligations	—	13,803,877	—
Commercial Mortgage-Backed Securities	—	10,550,295	—
Municipal Securities	—	2,305,069	—
Temporary Cash Investments	—	4,646,040	—
	—	$164,135,904	—
Other Financial Instruments
Futures Contracts	$92,851	$88,381	—
Swap Agreements	—	534,702	—
Forward Foreign Currency Exchange Contracts	—	100,916	—
	$92,851	$723,999	—

Liabilities
Other Financial Instruments
Futures Contracts	$59,582	$252,334	—
Swap Agreements	—	1,702	—
Forward Foreign Currency Exchange Contracts	—	226,559	—
	$59,582	$480,595	—

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7. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended March 31, 2018 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Emerging Markets Debt Fund R6 Class	$6,141	$143	6,055	$(229)	—	—	313	$145

(1)
Investments are funds within the American Century Investments family of funds and are considered affiliated funds. The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets. Additional information and attributes of each affiliated fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

8. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $6,269,083.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $24,880,039.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The

45

risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $15,643,102 futures contracts purchased and $13,653,552 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements during the period was $34,906,757.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $4,900,000.

Value of Derivative Instruments as of March 31, 2018
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$29,368	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	100,916	Unrealized depreciation on forward foreign currency exchange contracts	$226,559
Interest Rate Risk	Receivable for variation margin on futures contracts*	10,127	Payable for variation margin on futures contracts*	6,922
Other Contracts	Receivable for variation margin on swap agreements*	72	Payable for variation margin on swap agreements*	—
Other Contracts	Swap agreements	1,836	Swap agreements	1,702
		$142,319		$235,183

*	Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

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Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2018
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$300,821	Change in net unrealized appreciation (depreciation) on swap agreements	$(108,470)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(411,344)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(117,544)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(91,288)	Change in net unrealized appreciation (depreciation) on futures contracts	(149,622)
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(104,426)	Change in net unrealized appreciation (depreciation) on swap agreements	—
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	28,780
		$(306,237)		$(346,856)

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$4,146,713	$3,471,808
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$164,487,156
Gross tax appreciation of investments	$2,030,113
Gross tax depreciation of investments	(2,381,365)
Net tax appreciation (depreciation) of investments	(351,252)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(5,447)
Net tax appreciation (depreciation)	$(356,699)
Other book-to-tax adjustments	$(182,053)
Undistributed ordinary income	$734,838
Accumulated short-term capital losses	$(2,674,762)
Accumulated long-term capital losses	$(788,168)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

11. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

48

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$10.71	0.30	(0.09)	0.21	(0.33)	—	(0.33)	$10.59	1.92%	0.63%	0.65%	2.80%	2.78%	144%	$118,329
2017	$10.82	0.27	(0.08)	0.19	(0.30)	—	(0.30)	$10.71	1.76%	0.62%	0.65%	2.52%	2.49%	150%	$84,193
2016	$11.02	0.27	(0.16)	0.11	(0.31)	—	(0.31)	$10.82	1.02%	0.63%	0.65%	2.53%	2.51%	145%	$90,012
2015	$10.75	0.27	0.34	0.61	(0.34)	—	(0.34)	$11.02	5.73%	0.65%	0.65%	2.51%	2.51%	119%	$90,251
2014	$11.18	0.23	(0.30)	(0.07)	(0.29)	(0.07)	(0.36)	$10.75	(0.56)%	0.65%	0.65%	2.15%	2.15%	130%	$109,463
I Class
2018(3)	$10.73	0.31	(0.13)	0.18	(0.33)	—	(0.33)	$10.58	1.65%	0.53%(4)	0.55%(4)	2.97%(4)	2.95%(4)	144%(5)	$3,441
A Class
2018	$10.71	0.27	(0.09)	0.18	(0.30)	—	(0.30)	$10.59	1.67%	0.88%	0.90%	2.55%	2.53%	144%	$14,139
2017	$10.82	0.25	(0.09)	0.16	(0.27)	—	(0.27)	$10.71	1.51%	0.87%	0.90%	2.27%	2.24%	150%	$27,498
2016	$11.02	0.24	(0.16)	0.08	(0.28)	—	(0.28)	$10.82	0.77%	0.88%	0.90%	2.28%	2.26%	145%	$28,220
2015	$10.75	0.25	0.33	0.58	(0.31)	—	(0.31)	$11.02	5.46%	0.90%	0.90%	2.26%	2.26%	119%	$29,532
2014	$11.18	0.20	(0.29)	(0.09)	(0.27)	(0.07)	(0.34)	$10.75	(0.81)%	0.90%	0.90%	1.90%	1.90%	130%	$42,286

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2018	$10.71	0.19	(0.10)	0.09	(0.22)	—	(0.22)	$10.58	0.81%	1.63%	1.65%	1.80%	1.78%	144%	$5,179
2017	$10.82	0.17	(0.09)	0.08	(0.19)	—	(0.19)	$10.71	0.76%	1.62%	1.65%	1.52%	1.49%	150%	$6,955
2016	$11.01	0.16	(0.15)	0.01	(0.20)	—	(0.20)	$10.82	0.11%	1.63%	1.65%	1.53%	1.51%	145%	$8,618
2015	$10.75	0.16	0.33	0.49	(0.23)	—	(0.23)	$11.01	4.58%	1.65%	1.65%	1.51%	1.51%	119%	$10,563
2014	$11.18	0.12	(0.29)	(0.17)	(0.19)	(0.07)	(0.26)	$10.75	(1.55)%	1.65%	1.65%	1.15%	1.15%	130%	$13,801
R Class
2018	$10.71	0.24	(0.09)	0.15	(0.27)	—	(0.27)	$10.59	1.41%	1.13%	1.15%	2.30%	2.28%	144%	$775
2017	$10.82	0.22	(0.08)	0.14	(0.25)	—	(0.25)	$10.71	1.26%	1.12%	1.15%	2.02%	1.99%	150%	$1,472
2016	$11.01	0.22	(0.16)	0.06	(0.25)	—	(0.25)	$10.82	0.61%	1.13%	1.15%	2.03%	2.01%	145%	$2,649
2015	$10.75	0.22	0.32	0.54	(0.28)	—	(0.28)	$11.01	5.11%	1.15%	1.15%	2.01%	2.01%	119%	$2,762
2014	$11.18	0.18	(0.30)	(0.12)	(0.24)	(0.07)	(0.31)	$10.75	(1.06)%	1.15%	1.15%	1.65%	1.65%	130%	$2,047
R5 Class(6)
2018	$10.71	0.33	(0.11)	0.22	(0.35)	—	(0.35)	$10.58	2.03%	0.43%	0.45%	3.00%	2.98%	144%	$9,315
2017	$10.82	0.30	(0.09)	0.21	(0.32)	—	(0.32)	$10.71	1.97%	0.42%	0.45%	2.72%	2.69%	150%	$3,535
2016	$11.02	0.29	(0.16)	0.13	(0.33)	—	(0.33)	$10.82	1.23%	0.43%	0.45%	2.73%	2.71%	145%	$1,224
2015	$10.75	0.30	0.33	0.63	(0.36)	—	(0.36)	$11.02	5.94%	0.45%	0.45%	2.71%	2.71%	119%	$1,051
2014	$11.18	0.25	(0.29)	(0.04)	(0.32)	(0.07)	(0.39)	$10.75	(0.36)%	0.45%	0.45%	2.35%	2.35%	130%	$2,656

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(6)	Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Core Plus Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Core Plus Fund (one of the twelve funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2018, the related statement of operations for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

52

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None

53

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

54

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

55

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

56

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92279 1805

Annual Report

March 31, 2018

Diversified Bond Fund
Investor Class (ADFIX)
I Class (ACBPX)
Y Class (ADVYX)
A Class (ADFAX)
C Class (CDBCX)
R Class (ADVRX)
R5 Class (ADRVX)
R6 Class (ADDVX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Rally Rolled On, Until Volatility Resurfaced

For most of the 12-month period, broad U.S. stock and bond indices generated positive returns. Stocks generally rallied against a backdrop of robust corporate earnings results, steady economic growth, relatively low interest rates, and U.S. tax reform. For bonds, modest economic gains, relatively muted inflation, and gradual—and well telegraphed—tightening from the Federal Reserve (the Fed) continued to support positive performance.

Then, in early February, a force that was largely dormant during 2017—volatility—re-emerged. Robust U.S. wage growth triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. Treasury yields climbed to their highest levels in several years, and stock prices plunged into correction territory. Economic data released in March helped calm the unrest, while the Fed's March rate hike, which investors had expected, had little impact. Markets recovered much of the previous weeks’ losses, until a fresh round of worries emerged. President Trump announced the U.S. would implement tariffs on certain imports from China, sparking fears of a global trade war and triggering a flight to quality in the financial markets.

Despite the resurgence of volatility late in the period, U.S. stocks (S&P 500 Index) delivered a total return of 13.99% for the 12 months. Continuing a long-standing trend, growth stocks significantly outperformed their value counterparts across the capitalization spectrum. Meanwhile, the March flight to quality helped bonds hang onto the modest gains generated ahead of the market turbulence, and investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned 1.20% for the 12-month period.

With inflationary pressures mounting, Treasury yields rising, volatility resurfacing, and the implications of tax reform still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ADFIX	0.86%	1.57%	3.60%	—	12/3/01
Bloomberg Barclays U.S. Aggregate Bond Index	—	1.20%	1.82%	3.63%	—	—
I Class	ACBPX	1.06%	1.78%	3.80%	—	4/1/93
Y Class	ADVYX	—	—	—	0.84%	4/10/17
A Class	ADFAX					12/3/01
No sales charge		0.61%	1.30%	3.34%	—
With sales charge		-3.89%	0.38%	2.87%	—
C Class	CDBCX	-0.14%	0.55%	2.57%	—	1/31/03
R Class	ADVRX	0.36%	1.05%	3.08%	—	7/29/05
R5 Class	ADRVX	—	—	—	0.81%	4/10/17
R6 Class	ADDVX	1.11%	—	—	2.49%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2018
Investor Class — $14,242

Bloomberg Barclays U.S. Aggregate Bond Index — $14,284

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.60%	0.40%	0.37%	0.85%	1.60%	1.10%	0.40%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen

Performance Summary

Diversified Bond returned 0.86%* for the 12 months ended March 31, 2018. By comparison, the Bloomberg Barclays U.S. Aggregate Bond Index returned 1.20%. Fund returns reflect operating expenses, while index returns do not.

Performance reflects the increasingly challenging environment for investment-grade bonds as the 12-month period unfolded. The broad U.S. investment-grade bond market generated solid performance for the first several months of the period, as longer-maturity U.S. Treasury yields generally declined amid a backdrop of muted inflation and modest economic growth. A "risk-on" sentiment prevailed, and higher-risk securities generally outperformed.

Broad performance results shifted dramatically in the final months of the reporting period. Expectations for stronger growth and higher inflation drove Treasury yields sharply higher and credit spreads (the difference in yield between Treasury and non-Treasury securities of similar maturity) wider, triggering sharp volatility throughout global financial markets. Meanwhile, the Federal Reserve (the Fed) continued to normalize monetary policy by reducing its balance sheet, hiking its target interest rate three times, and reiterating its commitment to raising rates.

Overall, positive results through 2017 offset losses in early 2018, and most fixed-income sectors generated gains for the 12-month period, particularly spread (non-U.S. Treasury) sectors, which outperformed Treasuries. Diversified Bond’s investment allocation to out-of-index non-U.S. securities primarily accounted for the fund’s underperformance versus the index.

Exposure to Global Interest Rates Detracted

Our exposure to global interest rates was the primary detractor from relative performance. This out-of-index position included long positions in U.S. Treasury futures and short positions in U.K. and German government bond futures to take advantage of a wide disparity between U.S. and European interest rates and a potential conversion of rates. However, the rate differential widened modestly, particularly during the second half of the period, when U.S. interest rates increased sharply, which caused the strategy to slightly weigh on results. Late in the period, we shifted our U.S. position to neutral, maintained our short European position, and added long exposure to select emerging markets sovereign bonds (European and Latin American markets; hedged against currency fluctuations) to reflect our expectations for U.S. rates to move modestly higher, European rates to start rising, and emerging markets rates to remain stable or decline.

Elsewhere, our overweight position compared with the index in the credit sector detracted from relative results.

Security Selection, Out-of-Index Bonds Contributed

Security selection in the securitized sector lifted relative results. Specifically, our selections among mortgage securities, including non-agency commercial mortgage-backed securities, collateralized mortgage obligations, and floating-rate securities, and among asset-backed securities added value. Security selection among corporate bonds, including an out-of-index position in high-yield

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

corporates, also aided relative performance. In addition, non-index U.S.-dollar-denominated emerging markets bonds benefited from solid global growth, improving emerging markets fundamentals, and investor demand for yield.

In addition, in the fourth quarter of 2017, we initiated a position designed to take advantage of likely flattening of Brazil’s yield curve, which had been historically steep due to central bank easing and adverse political events. This strategy, which included Brazilian interest rate swaps, initially detracted from results, but it rebounded during the first quarter of 2018, as Brazil’s yield curve flattened, and contributed to overall results. We exited the position by the end of the reporting period.

Portfolio Positioning

Amid an environment of consistently solid growth data and potential added stimulus from fiscal expansion, we expect U.S. economic growth to improve modestly. We believe gross domestic product will move toward the higher end of our anticipated 2%-3% range. Following the March 2018 rate hike, we expect the Fed will continue to normalize monetary policy and stick to its stated goal of raising short-term rates two more times in 2018. We believe solid growth data and a gradual uptick in inflation support the Fed’s rate-tightening strategy. We also expect this backdrop to push longer-maturity Treasury yields slightly higher. Our expected trading range for the 10-year Treasury is 2.75%-3.25%, but we believe rates will generally settle at or near the midpoint of that range in the near term.

Although the market is in the late stages of the credit cycle, we believe the slower-than-usual pace of economic gains and rate hikes over the last several years, combined with solid corporate fundamentals, indicate the economy and corporate profits can continue to grow. Accordingly, we believe credit and other higher-yielding sectors still offer value. We plan to maintain overweight positions in corporate and securitized bonds, and we will continue to seek value from out-of-index positions, such as inflation-protected securities, high-yield bonds, and non-U.S. securities. Given the backdrop of modestly rising inflation and range-bound interest rates, we expect to maintain a neutral duration (price sensitivity to interest rate changes). Overall, we favor a bottom-up approach to portfolio management, emphasizing careful security selection.

Fund Characteristics

MARCH 31, 2018
Portfolio at a Glance
Average Duration (effective)	5.8 years
Weighted Average Life	9.5 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	35.2%
U.S. Government Agency Mortgage-Backed Securities	24.8%
U.S. Treasury Securities	16.7%
Sovereign Governments and Agencies	9.2%
Collateralized Mortgage Obligations	8.9%
Asset-Backed Securities	7.7%
Commercial Mortgage-Backed Securities	5.0%
U.S. Government Agency Securities	1.5%
Municipal Securities	1.4%
Temporary Cash Investments	3.0%
Other Assets and Liabilities	(13.4)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period(1) 10/1/17 - 3/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$986.00	$2.97	0.60%
I Class	$1,000	$987.00	$1.98	0.40%
Y Class	$1,000	$987.10	$1.83	0.37%
A Class	$1,000	$984.80	$4.21	0.85%
C Class	$1,000	$981.10	$7.90	1.60%
R Class	$1,000	$983.50	$5.44	1.10%
R5 Class	$1,000	$987.00	$1.98	0.40%
R6 Class	$1,000	$986.30	$1.73	0.35%
Hypothetical
Investor Class	$1,000	$1,021.94	$3.02	0.60%
I Class	$1,000	$1,022.94	$2.02	0.40%
Y Class	$1,000	$1,023.09	$1.87	0.37%
A Class	$1,000	$1,020.69	$4.28	0.85%
C Class	$1,000	$1,016.95	$8.05	1.60%
R Class	$1,000	$1,019.45	$5.54	1.10%
R5 Class	$1,000	$1,022.94	$2.02	0.40%
R6 Class	$1,000	$1,023.19	$1.77	0.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

MARCH 31, 2018

	Principal Amount	Value
CORPORATE BONDS — 35.2%
Aerospace and Defense — 0.3%
Boeing Co. (The), 2.20%, 10/30/22	$3,070,000	$2,963,929
Lockheed Martin Corp., 3.55%, 1/15/26	5,290,000	5,251,617
Lockheed Martin Corp., 3.80%, 3/1/45	3,160,000	2,994,183
Rockwell Collins, Inc., 4.35%, 4/15/47	1,580,000	1,560,836
United Technologies Corp., 6.05%, 6/1/36	1,868,000	2,275,839
United Technologies Corp., 3.75%, 11/1/46	3,520,000	3,176,257
		18,222,661
Air Freight and Logistics — 0.1%
United Parcel Service, Inc., 2.80%, 11/15/24	5,590,000	5,382,083
Auto Components — 0.1%
Tenneco, Inc., 5.00%, 7/15/26	2,960,000	2,879,488
ZF North America Capital, Inc., 4.00%, 4/29/20(1)	1,736,000	1,755,530
		4,635,018
Automobiles — 1.1%
Ford Motor Co., 4.35%, 12/8/26	4,830,000	4,777,536
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	3,390,000	3,398,342
Ford Motor Credit Co. LLC, 2.68%, 1/9/20	6,190,000	6,139,927
Ford Motor Credit Co. LLC, 8.125%, 1/15/20	3,500,000	3,790,972
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	8,810,000	9,406,017
Ford Motor Credit Co. LLC, 2.98%, 8/3/22	2,200,000	2,135,612
General Motors Co., 4.20%, 10/1/27	2,500,000	2,449,604
General Motors Co., 5.15%, 4/1/38	4,750,000	4,743,341
General Motors Financial Co., Inc., 3.25%, 5/15/18	5,570,000	5,571,554
General Motors Financial Co., Inc., 3.10%, 1/15/19	5,030,000	5,036,151
General Motors Financial Co., Inc., 3.15%, 1/15/20	6,350,000	6,351,395
General Motors Financial Co., Inc., 3.20%, 7/6/21	4,620,000	4,582,646
General Motors Financial Co., Inc., 5.25%, 3/1/26	7,740,000	8,183,513
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(1)	2,200,000	2,216,500
		68,783,110
Banks — 5.4%
Banco Inbursa SA Institucion de Banca Multiple, 4.375%, 4/11/27(1)	4,900,000	4,743,200
Bank of America Corp., MTN, 4.00%, 4/1/24	1,784,000	1,823,702
Bank of America Corp., MTN, 4.20%, 8/26/24	7,600,000	7,711,396
Bank of America Corp., MTN, 4.00%, 1/22/25	10,500,000	10,483,210
Bank of America Corp., MTN, 5.00%, 1/21/44	1,540,000	1,737,561
Bank of America Corp., MTN, VRN, 2.37%, 7/21/20(2)	6,270,000	6,153,905
Bank of America Corp., MTN, VRN, 2.33%, 10/1/20(2)	8,640,000	8,450,733
Bank of America Corp., MTN, VRN, 3.82%, 1/20/27(2)	4,000,000	3,953,613
Bank of America Corp., MTN, VRN, 4.44%, 1/20/47(2)	2,450,000	2,559,323
Bank of America Corp., VRN, 3.00%, 12/20/22(1)(2)	13,272,000	13,022,082
Bank of America Corp., VRN, 3.42%, 12/20/27(1)(2)	1,606,000	1,539,166

	Principal Amount	Value
Bank of America N.A., 6.00%, 10/15/36	$3,330,000	$4,110,898
Banque Federative du Credit Mutuel SA, 2.00%, 4/12/19(1)	2,960,000	2,935,232
Barclays Bank plc, 5.14%, 10/14/20	4,230,000	4,370,309
Barclays plc, 4.375%, 1/12/26	3,500,000	3,509,576
Barclays plc, 4.95%, 1/10/47	2,500,000	2,569,637
BPCE SA, 3.00%, 5/22/22(1)	4,760,000	4,667,499
BPCE SA, 5.15%, 7/21/24(1)	3,580,000	3,741,093
BPCE SA, 3.50%, 10/23/27(1)	2,000,000	1,892,022
Branch Banking & Trust Co., 3.625%, 9/16/25	1,653,000	1,648,332
Branch Banking & Trust Co., 3.80%, 10/30/26	2,850,000	2,864,736
Capital One Financial Corp., 4.20%, 10/29/25	7,305,000	7,245,776
Capital One N.A., 2.35%, 8/17/18	2,900,000	2,896,994
Citibank N.A., 1.85%, 9/18/19	9,260,000	9,135,925
Citigroup, Inc., 2.90%, 12/8/21	6,200,000	6,109,504
Citigroup, Inc., 2.75%, 4/25/22	5,530,000	5,390,385
Citigroup, Inc., 4.05%, 7/30/22	1,660,000	1,688,069
Citigroup, Inc., 3.20%, 10/21/26	7,500,000	7,142,413
Citigroup, Inc., 4.45%, 9/29/27	12,245,000	12,395,900
Citigroup, Inc., 4.125%, 7/25/28	4,070,000	4,024,193
Citigroup, Inc., VRN, 3.52%, 10/27/27(2)	7,240,000	6,997,952
Commerzbank AG, 8.125%, 9/19/23(1)	1,330,000	1,550,429
Cooperatieve Rabobank UA, 3.875%, 2/8/22	4,280,000	4,372,167
Cooperatieve Rabobank UA, 3.95%, 11/9/22	2,270,000	2,295,497
Discover Bank, 3.35%, 2/6/23	4,500,000	4,431,969
Fifth Third Bank, 2.875%, 10/1/21	3,210,000	3,173,957
HBOS plc, MTN, 6.75%, 5/21/18(1)	5,140,000	5,167,066
HSBC Bank plc, 4.125%, 8/12/20(1)	7,303,000	7,463,893
HSBC Bank USA N.A., 5.875%, 11/1/34	1,760,000	2,175,523
Huntington Bancshares, Inc., 2.30%, 1/14/22	4,580,000	4,390,228
Intesa Sanpaolo SpA, 3.125%, 7/14/22(1)	2,510,000	2,427,426
Intesa Sanpaolo SpA, 5.02%, 6/26/24(1)	1,580,000	1,559,856
JPMorgan Chase & Co., 2.25%, 1/23/20	10,220,000	10,097,411
JPMorgan Chase & Co., 2.55%, 3/1/21	4,290,000	4,223,110
JPMorgan Chase & Co., 4.625%, 5/10/21	6,700,000	6,985,658
JPMorgan Chase & Co., 3.25%, 9/23/22	5,020,000	5,006,652
JPMorgan Chase & Co., 3.875%, 9/10/24	8,505,000	8,494,387
JPMorgan Chase & Co., 3.125%, 1/23/25	15,400,000	14,854,642
JPMorgan Chase & Co., VRN, 3.54%, 5/1/27(2)	4,500,000	4,399,283
JPMorgan Chase & Co., VRN, 3.88%, 7/24/37(2)	4,160,000	4,044,168
JPMorgan Chase & Co., VRN, 3.96%, 11/15/47(2)	3,300,000	3,178,305
JPMorgan Chase & Co., VRN, 3.90%, 1/23/48(2)	2,370,000	2,264,614
KeyBank N.A., MTN, 3.40%, 5/20/26	3,300,000	3,192,818
PNC Financial Services Group, Inc. (The), 4.375%, 8/11/20	4,000,000	4,120,778
Regions Financial Corp., 2.75%, 8/14/22	4,790,000	4,657,530
Royal Bank of Canada, 2.15%, 10/26/20	5,090,000	4,980,316
Royal Bank of Canada, MTN, 2.125%, 3/2/20	9,620,000	9,483,038
SunTrust Bank, 3.30%, 5/15/26	3,950,000	3,771,048

	Principal Amount	Value
Turkiye Garanti Bankasi AS, 5.875%, 3/16/23(1)	$6,200,000	$6,238,750
U.S. Bancorp, MTN, 3.60%, 9/11/24	2,820,000	2,828,055
U.S. Bank N.A., 2.80%, 1/27/25	2,820,000	2,700,035
Wells Fargo & Co., 3.07%, 1/24/23	3,770,000	3,708,528
Wells Fargo & Co., 4.125%, 8/15/23	2,170,000	2,202,618
Wells Fargo & Co., 5.61%, 1/15/44	3,300,000	3,785,811
Wells Fargo & Co., MTN, 2.60%, 7/22/20	11,110,000	11,006,135
Wells Fargo & Co., MTN, 3.55%, 9/29/25	3,240,000	3,181,970
Wells Fargo & Co., MTN, 4.10%, 6/3/26	2,850,000	2,833,630
Wells Fargo & Co., MTN, 4.65%, 11/4/44	2,890,000	2,916,728
Wells Fargo & Co., MTN, 4.75%, 12/7/46	2,200,000	2,255,774
Wells Fargo & Co., MTN, VRN, 3.58%, 5/22/27(2)	3,200,000	3,124,000
		337,058,139
Beverages — 0.9%
Anheuser-Busch InBev Finance, Inc., 1.90%, 2/1/19	9,590,000	9,563,567
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23	10,490,000	10,503,941
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26	5,100,000	5,075,185
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46	11,820,000	12,775,455
Constellation Brands, Inc., 2.00%, 11/7/19	4,390,000	4,330,848
Constellation Brands, Inc., 4.75%, 12/1/25	6,720,000	7,084,914
Molson Coors Brewing Co., 3.00%, 7/15/26	5,610,000	5,191,769
		54,525,679
Biotechnology — 1.7%
AbbVie, Inc., 2.50%, 5/14/20	7,680,000	7,583,563
AbbVie, Inc., 2.90%, 11/6/22	9,130,000	8,924,941
AbbVie, Inc., 3.60%, 5/14/25	3,970,000	3,916,483
AbbVie, Inc., 4.40%, 11/6/42	2,810,000	2,778,225
Amgen, Inc., 2.20%, 5/22/19	10,600,000	10,535,430
Amgen, Inc., 2.65%, 5/11/22	10,080,000	9,844,661
Amgen, Inc., 4.66%, 6/15/51	4,170,000	4,325,852
Biogen, Inc., 2.90%, 9/15/20	8,905,000	8,854,611
Biogen, Inc., 3.625%, 9/15/22	5,390,000	5,444,943
Celgene Corp., 3.25%, 8/15/22	6,640,000	6,544,861
Celgene Corp., 3.875%, 8/15/25	9,950,000	9,867,783
Celgene Corp., 3.45%, 11/15/27	1,280,000	1,214,950
Celgene Corp., 5.00%, 8/15/45	1,400,000	1,461,573
Gilead Sciences, Inc., 1.85%, 9/20/19	4,050,000	3,999,985
Gilead Sciences, Inc., 4.40%, 12/1/21	6,230,000	6,493,626
Gilead Sciences, Inc., 3.65%, 3/1/26	11,010,000	11,053,857
Gilead Sciences, Inc., 4.15%, 3/1/47	2,120,000	2,077,207
		104,922,551
Building Products — 0.1%
Masco Corp., 4.45%, 4/1/25	3,800,000	3,899,275
Masco Corp., 4.375%, 4/1/26	1,700,000	1,731,833
		5,631,108
Capital Markets — 0.1%
Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.15%, 1/23/30	4,840,000	4,518,959

	Principal Amount	Value
Chemicals — 0.2%
Ashland LLC, 4.75%, 8/15/22	$2,800,000	$2,849,000
Dow Chemical Co. (The), 4.375%, 11/15/42	2,600,000	2,593,812
LyondellBasell Industries NV, 5.00%, 4/15/19	1,691,000	1,716,948
Mosaic Co. (The), 4.05%, 11/15/27	2,730,000	2,666,010
Westlake Chemical Corp., 4.375%, 11/15/47	3,730,000	3,611,634
		13,437,404
Commercial Services and Supplies — 0.2%
Republic Services, Inc., 3.55%, 6/1/22	4,170,000	4,214,549
Waste Management, Inc., 3.15%, 11/15/27	2,640,000	2,518,770
Waste Management, Inc., 4.10%, 3/1/45	3,520,000	3,555,261
		10,288,580
Communications Equipment — 0.1%
Cisco Systems, Inc., 3.00%, 6/15/22	2,720,000	2,713,422
CommScope Technologies LLC, 5.00%, 3/15/27(1)	3,090,000	2,943,225
		5,656,647
Construction Materials†
Owens Corning, 4.20%, 12/15/22	2,830,000	2,908,698
Consumer Finance — 1.1%
American Express Co., 3.00%, 10/30/24	2,000,000	1,922,274
American Express Credit Corp., MTN, 2.20%, 3/3/20	12,000,000	11,834,013
American Express Credit Corp., MTN, 2.25%, 5/5/21	7,890,000	7,687,715
Capital One Bank USA N.A., 2.30%, 6/5/19	3,370,000	3,347,603
Capital One Bank USA N.A., 3.375%, 2/15/23	4,900,000	4,778,722
CIT Group, Inc., 5.00%, 8/15/22	5,480,000	5,623,850
Discover Bank, 3.45%, 7/27/26	5,790,000	5,476,154
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20	1,900,000	1,943,985
IHS Markit Ltd., 4.75%, 2/15/25(1)	3,160,000	3,215,300
PNC Bank N.A., 1.95%, 3/4/19	5,200,000	5,167,882
PNC Bank N.A., 3.80%, 7/25/23	3,100,000	3,146,120
PNC Bank N.A., MTN, 2.30%, 6/1/20	9,230,000	9,093,105
Synchrony Financial, 2.60%, 1/15/19	2,310,000	2,305,158
Synchrony Financial, 3.00%, 8/15/19	2,000,000	1,994,473
		67,536,354
Containers and Packaging — 0.3%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 4.25%, 9/15/22(1)	5,880,000	5,865,300
Ball Corp., 4.00%, 11/15/23	3,180,000	3,112,425
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	4,810,000	4,785,950
WestRock RKT Co., 4.00%, 3/1/23	3,410,000	3,493,638
		17,257,313
Diversified Consumer Services — 0.1%
Board of Trustees of The Leland Stanford Junior University (The), 3.46%, 5/1/47	1,600,000	1,553,095
Catholic Health Initiatives, 2.95%, 11/1/22	2,420,000	2,370,029
George Washington University (The), 3.55%, 9/15/46	1,805,000	1,674,051
		5,597,175

	Principal Amount	Value
Diversified Financial Services — 3.2%
Ally Financial, Inc., 3.60%, 5/21/18	$3,000,000	$3,003,750
Ally Financial, Inc., 4.625%, 3/30/25	3,650,000	3,618,063
Banco Santander SA, 3.50%, 4/11/22	5,400,000	5,378,646
BNP Paribas SA, 4.375%, 9/28/25(1)	3,950,000	3,964,337
Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/20	9,590,000	9,541,234
Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21	5,500,000	5,501,905
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	12,960,000	12,677,210
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	2,500,000	2,439,628
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19	12,700,000	12,568,131
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	6,320,000	6,840,308
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25	5,710,000	5,603,476
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26	11,520,000	11,103,887
Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45	1,500,000	1,619,215
Goldman Sachs Group, Inc. (The), MTN, 5.375%, 3/15/20	10,120,000	10,554,280
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44	3,010,000	3,246,566
Goldman Sachs Group, Inc. (The), VRN, 2.88%, 10/31/21(2)	2,800,000	2,741,682
Goldman Sachs Group, Inc. (The), VRN, 3.27%, 9/29/24(2)	3,000,000	2,888,950
Goldman Sachs Group, Inc. (The), VRN, 3.81%, 4/23/28(2)	3,600,000	3,539,528
HSBC Holdings plc, 2.95%, 5/25/21	8,000,000	7,922,015
HSBC Holdings plc, 4.30%, 3/8/26	4,980,000	5,111,795
HSBC Holdings plc, 4.375%, 11/23/26	6,200,000	6,181,775
HSBC Holdings plc, VRN, 3.26%, 3/13/22(2)	4,900,000	4,837,582
Morgan Stanley, 2.75%, 5/19/22	5,110,000	4,984,783
Morgan Stanley, 4.375%, 1/22/47	1,650,000	1,689,578
Morgan Stanley, MTN, 5.625%, 9/23/19	14,340,000	14,889,669
Morgan Stanley, MTN, 3.70%, 10/23/24	9,830,000	9,781,293
Morgan Stanley, MTN, 4.00%, 7/23/25	14,830,000	14,966,113
Morgan Stanley, MTN, VRN, 3.77%, 1/24/28(2)	4,330,000	4,265,142
Morgan Stanley, VRN, 3.97%, 7/22/37(2)	1,880,000	1,840,038
S&P Global, Inc., 3.30%, 8/14/20	1,710,000	1,720,298
UBS Group Funding Switzerland AG, 3.49%, 5/23/23(1)	8,150,000	8,058,416
UBS Group Funding Switzerland AG, 4.125%, 9/24/25(1)	2,930,000	2,947,445
		196,026,738
Diversified Telecommunication Services — 1.9%
AT&T, Inc., 2.30%, 3/11/19	5,939,000	5,918,687
AT&T, Inc., 5.00%, 3/1/21	2,340,000	2,458,670
AT&T, Inc., 3.875%, 8/15/21	3,160,000	3,217,628
AT&T, Inc., 3.40%, 5/15/25	12,480,000	12,037,271
AT&T, Inc., 3.90%, 8/14/27	11,090,000	11,180,179
AT&T, Inc., 4.10%, 2/15/28(1)	2,500,000	2,485,563
AT&T, Inc., 5.25%, 3/1/37	2,000,000	2,119,265
AT&T, Inc., 4.75%, 5/15/46	4,220,000	4,107,352
AT&T, Inc., 5.15%, 11/15/46(1)	4,521,000	4,630,148
AT&T, Inc., 5.45%, 3/1/47	3,360,000	3,573,659

	Principal Amount	Value
AT&T, Inc., 5.15%, 2/14/50	$3,000,000	$3,036,763
CenturyLink, Inc., 6.15%, 9/15/19	3,300,000	3,399,000
Deutsche Telekom International Finance BV, 2.23%, 1/17/20(1)	10,010,000	9,878,524
Deutsche Telekom International Finance BV, 3.60%, 1/19/27(1)	5,450,000	5,356,664
Ooredoo Tamweel Ltd., 3.04%, 12/3/18	10,000,000	10,015,160
Orange SA, 4.125%, 9/14/21	2,200,000	2,284,619
Orange SA, 5.50%, 2/6/44	1,570,000	1,840,461
Telefonica Emisiones SAU, 5.46%, 2/16/21	4,410,000	4,696,161
Telefonica Emisiones SAU, 4.10%, 3/8/27	3,100,000	3,100,554
Telefonica Emisiones SAU, 5.21%, 3/8/47	1,920,000	2,044,872
Verizon Communications, Inc., 3.50%, 11/1/24	4,000,000	3,963,508
Verizon Communications, Inc., 2.625%, 8/15/26	9,150,000	8,366,153
Verizon Communications, Inc., 4.125%, 3/16/27	3,540,000	3,590,054
Verizon Communications, Inc., 4.75%, 11/1/41	1,890,000	1,906,492
Verizon Communications, Inc., 4.86%, 8/21/46	5,345,000	5,405,605
		120,613,012
Electric Utilities — 0.1%
AEP Transmission Co. LLC, 3.75%, 12/1/47(1)	1,920,000	1,817,687
NextEra Energy Operating Partners LP, 4.25%, 9/15/24(1)	2,940,000	2,859,150
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)	2,040,000	1,930,350
		6,607,187
Energy Equipment and Services — 0.1%
Ensco plc, 5.20%, 3/15/25	770,000	630,438
Halliburton Co., 3.80%, 11/15/25	3,300,000	3,318,368
Halliburton Co., 4.85%, 11/15/35	3,930,000	4,239,132
		8,187,938
Equity Real Estate Investment Trusts (REITs) — 1.0%
American Tower Corp., 5.05%, 9/1/20	2,000,000	2,082,511
American Tower Corp., 3.375%, 10/15/26	4,920,000	4,633,395
American Tower Corp., 3.60%, 1/15/28	1,870,000	1,777,833
AvalonBay Communities, Inc., MTN, 3.35%, 5/15/27	1,750,000	1,688,749
AvalonBay Communities, Inc., MTN, 3.20%, 1/15/28	2,200,000	2,091,839
Boston Properties LP, 3.65%, 2/1/26	3,590,000	3,514,139
Crown Castle International Corp., 5.25%, 1/15/23	3,240,000	3,445,511
Crown Castle International Corp., 4.45%, 2/15/26	3,630,000	3,689,056
CyrusOne LP / CyrusOne Finance Corp., 5.00%, 3/15/24	3,500,000	3,513,125
Essex Portfolio LP, 3.625%, 8/15/22	3,120,000	3,142,364
Essex Portfolio LP, 3.25%, 5/1/23	1,712,000	1,686,652
Hospitality Properties Trust, 4.65%, 3/15/24	2,850,000	2,914,484
Hudson Pacific Properties LP, 3.95%, 11/1/27	3,420,000	3,282,140
Kilroy Realty LP, 3.80%, 1/15/23	3,380,000	3,397,744
Kilroy Realty LP, 4.375%, 10/1/25	1,610,000	1,632,144
Kimco Realty Corp., 2.80%, 10/1/26	3,910,000	3,498,562
Simon Property Group LP, 3.25%, 11/30/26	2,740,000	2,643,821
Ventas Realty LP, 4.125%, 1/15/26	2,600,000	2,623,011
VEREIT Operating Partnership LP, 4.125%, 6/1/21	4,538,000	4,630,021

	Principal Amount	Value
Welltower, Inc., 3.75%, 3/15/23	$4,490,000	$4,548,984
		60,436,085
Food and Staples Retailing — 0.4%
CVS Health Corp., 3.50%, 7/20/22	5,400,000	5,392,086
Kroger Co. (The), 3.30%, 1/15/21	6,235,000	6,265,653
Kroger Co. (The), 3.875%, 10/15/46	2,680,000	2,310,751
Mondelez International Holdings Netherlands BV, 1.625%, 10/28/19(1)	9,400,000	9,209,011
Target Corp., 3.90%, 11/15/47	1,562,000	1,495,916
Walmart, Inc., 3.625%, 12/15/47	1,700,000	1,664,462
		26,337,879
Food Products — 0.1%
Kraft Heinz Foods Co., 5.20%, 7/15/45	2,100,000	2,138,582
Kraft Heinz Foods Co., 4.375%, 6/1/46	1,120,000	1,024,406
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(1)	4,280,000	4,263,950
		7,426,938
Gas Utilities — 1.9%
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19	1,000,000	1,030,350
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.25%, 1/15/25	3,950,000	4,020,705
Boardwalk Pipelines LP, 4.45%, 7/15/27	1,880,000	1,830,003
Enbridge Energy Partners LP, 6.50%, 4/15/18	2,470,000	2,473,162
Enbridge Energy Partners LP, 5.20%, 3/15/20	1,010,000	1,042,927
Enbridge, Inc., 4.00%, 10/1/23	2,630,000	2,649,790
Enbridge, Inc., 4.50%, 6/10/44	2,130,000	2,065,888
Energy Transfer Equity LP, 7.50%, 10/15/20	2,120,000	2,288,275
Energy Transfer Equity LP, 4.25%, 3/15/23	4,740,000	4,621,500
Energy Transfer Partners LP, 4.90%, 3/15/35	3,470,000	3,278,588
Energy Transfer Partners LP, 6.50%, 2/1/42	1,880,000	2,034,113
Enterprise Products Operating LLC, 5.20%, 9/1/20	7,370,000	7,717,214
Enterprise Products Operating LLC, 4.85%, 3/15/44	7,480,000	7,850,107
Kinder Morgan Energy Partners LP, 6.50%, 4/1/20	3,360,000	3,559,833
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	3,040,000	3,167,523
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	4,250,000	4,863,837
Kinder Morgan, Inc., 5.55%, 6/1/45	3,560,000	3,751,303
Magellan Midstream Partners LP, 6.55%, 7/15/19	2,680,000	2,796,816
MPLX LP, 4.875%, 6/1/25	6,860,000	7,169,697
MPLX LP, 4.50%, 4/15/38	2,130,000	2,095,549
MPLX LP, 5.20%, 3/1/47	2,480,000	2,597,012
ONEOK, Inc., 4.00%, 7/13/27	3,830,000	3,777,919
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	3,070,000	3,030,106
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	11,040,000	11,873,059
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	5,750,000	5,591,094
Sunoco Logistics Partners Operations LP, 4.00%, 10/1/27	5,850,000	5,548,859
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28(1)	2,940,000	2,815,050
Williams Cos., Inc. (The), 3.70%, 1/15/23	1,650,000	1,612,875

	Principal Amount	Value
Williams Partners LP, 4.125%, 11/15/20	$5,003,000	$5,084,207
Williams Partners LP, 5.10%, 9/15/45	3,660,000	3,722,177
		115,959,538
Health Care Equipment and Supplies — 0.7%
Abbott Laboratories, 2.00%, 9/15/18	1,560,000	1,556,703
Abbott Laboratories, 3.75%, 11/30/26	9,840,000	9,798,992
Becton Dickinson and Co., 3.73%, 12/15/24	8,791,000	8,652,469
Becton Dickinson and Co., 3.70%, 6/6/27	2,340,000	2,262,034
Medtronic, Inc., 2.50%, 3/15/20	1,900,000	1,889,751
Medtronic, Inc., 3.50%, 3/15/25	7,590,000	7,589,757
Medtronic, Inc., 4.375%, 3/15/35	5,050,000	5,360,651
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	2,157,000	2,154,004
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26	3,000,000	2,803,923
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	1,920,000	2,181,019
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	2,080,000	2,058,169
		46,307,472
Health Care Providers and Services — 1.2%
Aetna, Inc., 2.75%, 11/15/22	1,540,000	1,484,459
Anthem, Inc., 3.65%, 12/1/27	2,800,000	2,710,581
Anthem, Inc., 4.65%, 1/15/43	2,550,000	2,573,768
Cardinal Health, Inc., 1.95%, 6/14/19	8,890,000	8,795,535
CVS Health Corp., 4.30%, 3/25/28	4,600,000	4,637,545
CVS Health Corp., 4.78%, 3/25/38	2,980,000	3,024,864
CVS Health Corp., 5.05%, 3/25/48	2,760,000	2,908,387
Duke University Health System, Inc., 3.92%, 6/1/47	3,085,000	3,132,885
Express Scripts Holding Co., 3.40%, 3/1/27	2,580,000	2,426,961
HCA, Inc., 3.75%, 3/15/19	5,910,000	5,947,233
HCA, Inc., 4.25%, 10/15/19	1,000,000	1,010,000
Johns Hopkins Health System Corp. (The), 3.84%, 5/15/46	1,860,000	1,861,804
Kaiser Foundation Hospitals, 4.15%, 5/1/47	1,570,000	1,619,385
Mylan NV, 3.95%, 6/15/26	2,200,000	2,136,222
Northwell Healthcare, Inc., 4.26%, 11/1/47	2,180,000	2,152,017
Stanford Health Care, 3.80%, 11/15/48	1,760,000	1,764,750
Tenet Healthcare Corp., 4.625%, 7/15/24(1)	3,077,000	2,969,305
UnitedHealth Group, Inc., 2.875%, 12/15/21	5,210,000	5,164,845
UnitedHealth Group, Inc., 2.875%, 3/15/22	4,060,000	4,015,028
UnitedHealth Group, Inc., 3.75%, 7/15/25	3,920,000	3,972,193
UnitedHealth Group, Inc., 4.75%, 7/15/45	2,880,000	3,177,603
UnitedHealth Group, Inc., 3.75%, 10/15/47	2,030,000	1,916,701
Universal Health Services, Inc., 4.75%, 8/1/22(1)	3,700,000	3,767,137
		73,169,208
Hotels, Restaurants and Leisure — 0.3%
Aramark Services, Inc., 5.00%, 4/1/25(1)	5,810,000	5,869,843
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24	4,550,000	4,424,875
International Game Technology plc, 6.25%, 2/15/22(1)	3,100,000	3,262,750
McDonald's Corp., MTN, 3.375%, 5/26/25	3,480,000	3,444,784
McDonald's Corp., MTN, 4.70%, 12/9/35	2,270,000	2,428,919

	Principal Amount	Value
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	$2,500,000	$2,698,106
		22,129,277
Household Durables — 0.3%
D.R. Horton, Inc., 2.55%, 12/1/20	2,420,000	2,384,316
D.R. Horton, Inc., 5.75%, 8/15/23	2,020,000	2,240,010
Lennar Corp., 4.75%, 4/1/21	3,290,000	3,359,912
Lennar Corp., 4.50%, 4/30/24	2,700,000	2,652,750
Lennar Corp., 4.75%, 11/29/27(1)	2,250,000	2,165,625
Toll Brothers Finance Corp., 6.75%, 11/1/19	2,620,000	2,741,175
Toll Brothers Finance Corp., 4.35%, 2/15/28	3,620,000	3,411,850
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19	1,460,000	1,470,950
		20,426,588
Industrial Conglomerates — 0.1%
FedEx Corp., 4.40%, 1/15/47	3,380,000	3,344,965
General Electric Co., 4.125%, 10/9/42	1,870,000	1,734,490
General Electric Co., MTN, 4.375%, 9/16/20	3,745,000	3,841,536
		8,920,991
Insurance — 1.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.75%, 5/15/19	6,670,000	6,713,136
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/1/21	6,320,000	6,582,626
American International Group, Inc., 4.125%, 2/15/24	10,080,000	10,237,803
American International Group, Inc., 4.50%, 7/16/44	2,150,000	2,114,100
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	4,800,000	4,803,550
Berkshire Hathaway, Inc., 2.75%, 3/15/23	3,870,000	3,808,126
Berkshire Hathaway, Inc., 4.50%, 2/11/43	3,160,000	3,433,668
Chubb INA Holdings, Inc., 3.15%, 3/15/25	3,950,000	3,867,006
Chubb INA Holdings, Inc., 3.35%, 5/3/26	2,660,000	2,617,444
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36	1,190,000	1,440,658
International Lease Finance Corp., 5.875%, 8/15/22	1,670,000	1,795,882
Markel Corp., 4.90%, 7/1/22	4,070,000	4,285,988
MetLife, Inc., 4.125%, 8/13/42	2,140,000	2,083,730
MetLife, Inc., 4.875%, 11/13/43	1,405,000	1,524,868
Metropolitan Life Global Funding I, 3.00%, 1/10/23(1)	2,870,000	2,825,693
Prudential Financial, Inc., 3.94%, 12/7/49(1)	4,823,000	4,537,929
Prudential Financial, Inc., MTN, 5.70%, 12/14/36	1,275,000	1,547,286
Prudential Financial, Inc., MTN, 4.42%, 3/27/48	1,050,000	1,082,816
Travelers Cos., Inc. (The), 4.05%, 3/7/48	1,530,000	1,545,390
Voya Financial, Inc., 5.70%, 7/15/43	2,500,000	2,866,103
WR Berkley Corp., 4.625%, 3/15/22	2,450,000	2,551,643
WR Berkley Corp., 4.75%, 8/1/44	1,240,000	1,276,417
		73,541,862
Internet and Direct Marketing Retail — 0.4%
Alibaba Group Holding Ltd., 2.50%, 11/28/19	3,900,000	3,873,654
Alibaba Group Holding Ltd., 3.60%, 11/28/24	7,000,000	6,948,973
Amazon.com, Inc., 3.15%, 8/22/27(1)	8,200,000	7,922,052

	Principal Amount	Value
Amazon.com, Inc., 3.875%, 8/22/37(1)	$1,890,000	$1,882,570
eBay, Inc., 2.15%, 6/5/20	2,950,000	2,896,010
		23,523,259
IT Services — 0.2%
Fidelity National Information Services, Inc., 3.00%, 8/15/26	8,050,000	7,504,820
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	4,230,000	4,271,022
		11,775,842
Machinery — 0.2%
Caterpillar Financial Services Corp., MTN, 1.85%, 9/4/20	7,500,000	7,323,667
John Deere Capital Corp., MTN, 1.95%, 6/22/20	3,190,000	3,129,764
Oshkosh Corp., 5.375%, 3/1/22	4,070,000	4,171,750
		14,625,181
Media — 2.0%
21st Century Fox America, Inc., 6.90%, 8/15/39	2,680,000	3,609,075
21st Century Fox America, Inc., 4.75%, 9/15/44	2,920,000	3,169,862
CBS Corp., 4.00%, 1/15/26	3,000,000	2,962,911
CBS Corp., 4.85%, 7/1/42	1,240,000	1,238,045
CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%, 2/1/28(1)	2,900,000	2,733,250
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	15,110,000	15,455,878
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.20%, 3/15/28	2,500,000	2,396,189
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	2,780,000	3,057,226
Comcast Corp., 3.15%, 3/1/26	5,060,000	4,873,822
Comcast Corp., 4.40%, 8/15/35	2,070,000	2,137,632
Comcast Corp., 6.40%, 5/15/38	3,970,000	5,053,076
Comcast Corp., 4.75%, 3/1/44	4,540,000	4,789,186
Discovery Communications LLC, 5.625%, 8/15/19	1,716,000	1,775,556
Discovery Communications LLC, 3.95%, 3/20/28	11,820,000	11,360,826
Globo Comunicacao e Participacoes SA, 5.125%, 3/31/27(1)	4,900,000	4,789,750
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	2,370,000	2,406,266
Lamar Media Corp., 5.375%, 1/15/24	3,570,000	3,694,950
NBCUniversal Media LLC, 4.375%, 4/1/21	4,630,000	4,811,459
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	2,680,000	2,684,610
Omnicom Group, Inc., 3.60%, 4/15/26	5,520,000	5,356,985
TEGNA, Inc., 5.125%, 7/15/20	4,450,000	4,514,926
Time Warner Cable LLC, 6.75%, 7/1/18	1,830,000	1,847,332
Time Warner Cable LLC, 5.50%, 9/1/41	1,020,000	1,015,241
Time Warner Cable LLC, 4.50%, 9/15/42	1,770,000	1,535,974
Time Warner, Inc., 4.70%, 1/15/21	2,410,000	2,506,508
Time Warner, Inc., 2.95%, 7/15/26	5,500,000	5,043,044
Time Warner, Inc., 3.80%, 2/15/27	2,500,000	2,419,994
Time Warner, Inc., 5.35%, 12/15/43	1,520,000	1,624,627
Viacom, Inc., 3.125%, 6/15/22	1,690,000	1,649,825
Viacom, Inc., 4.25%, 9/1/23	4,100,000	4,164,361
Viacom, Inc., 4.375%, 3/15/43	2,980,000	2,675,808

	Principal Amount	Value
Virgin Media Secured Finance plc, 5.25%, 1/15/26(1)	$4,000,000	$3,865,000
		121,219,194
Metals and Mining — 0.2%
Barrick North America Finance LLC, 5.75%, 5/1/43	1,710,000	1,997,969
Glencore Finance Canada Ltd., 4.95%, 11/15/21(1)	2,560,000	2,669,211
Southern Copper Corp., 5.25%, 11/8/42	1,450,000	1,518,890
Steel Dynamics, Inc., 4.125%, 9/15/25	5,160,000	4,940,700
Steel Dynamics, Inc., 5.00%, 12/15/26	2,000,000	2,005,000
		13,131,770
Multi-Utilities — 1.6%
American Electric Power Co., Inc., 3.20%, 11/13/27	2,050,000	1,956,176
AmeriGas Partners LP / AmeriGas Finance Corp., 5.625%, 5/20/24	2,850,000	2,846,438
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	3,900,000	3,895,148
Berkshire Hathaway Energy Co., 3.80%, 7/15/48(1)	2,700,000	2,580,014
CMS Energy Corp., 8.75%, 6/15/19	1,387,000	1,475,858
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	2,030,000	2,027,451
Dominion Energy, Inc., 6.40%, 6/15/18	4,350,000	4,382,835
Dominion Energy, Inc., 2.75%, 9/15/22	1,690,000	1,635,763
Dominion Energy, Inc., 3.625%, 12/1/24	4,810,000	4,771,593
Dominion Energy, Inc., 4.90%, 8/1/41	3,920,000	4,223,519
Duke Energy Corp., 3.55%, 9/15/21	2,686,000	2,712,320
Duke Energy Corp., 2.65%, 9/1/26	4,520,000	4,130,127
Duke Energy Corp., 3.15%, 8/15/27	1,000,000	942,522
Duke Energy Florida LLC, 6.35%, 9/15/37	1,307,000	1,758,482
Duke Energy Florida LLC, 3.85%, 11/15/42	2,670,000	2,627,862
Duke Energy Progress LLC, 4.15%, 12/1/44	1,900,000	1,951,930
Duke Energy Progress LLC, 3.70%, 10/15/46	2,280,000	2,213,128
Exelon Corp., 5.15%, 12/1/20	2,700,000	2,811,955
Exelon Corp., 4.45%, 4/15/46	3,462,000	3,539,289
Exelon Generation Co. LLC, 5.60%, 6/15/42	1,510,000	1,554,336
FirstEnergy Corp., 4.25%, 3/15/23	2,310,000	2,367,312
Florida Power & Light Co., 4.125%, 2/1/42	2,160,000	2,246,810
Florida Power & Light Co., 3.95%, 3/1/48	2,270,000	2,305,081
Georgia Power Co., 4.30%, 3/15/42	1,590,000	1,621,672
MidAmerican Energy Co., 4.40%, 10/15/44	4,100,000	4,412,964
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	6,860,000	6,674,730
NiSource, Inc., 5.65%, 2/1/45	2,680,000	3,142,254
Pacific Gas & Electric Co., 4.00%, 12/1/46	1,995,000	1,874,727
Potomac Electric Power Co., 3.60%, 3/15/24	1,700,000	1,729,266
Sempra Energy, 2.875%, 10/1/22	2,720,000	2,661,942
Sempra Energy, 3.25%, 6/15/27	3,700,000	3,519,614
Sempra Energy, 3.80%, 2/1/38	1,580,000	1,491,378
Sempra Energy, 4.00%, 2/1/48	2,000,000	1,867,467
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	2,170,000	2,063,604
Southern Power Co., 5.15%, 9/15/41	1,100,000	1,184,835
Southwestern Public Service Co., 3.70%, 8/15/47	1,880,000	1,807,504

	Principal Amount	Value
Xcel Energy, Inc., 3.35%, 12/1/26	$1,680,000	$1,632,135
		96,640,041
Multiline Retail†
Macy's Retail Holdings, Inc., 2.875%, 2/15/23	1,970,000	1,858,619
Oil, Gas and Consumable Fuels — 2.5%
Anadarko Petroleum Corp., 5.55%, 3/15/26	5,630,000	6,152,280
Anadarko Petroleum Corp., 6.45%, 9/15/36	1,570,000	1,884,794
Antero Resources Corp., 5.00%, 3/1/25	3,860,000	3,888,950
Apache Corp., 4.75%, 4/15/43	2,270,000	2,259,874
Cenovus Energy, Inc., 4.25%, 4/15/27	4,340,000	4,235,480
Chevron Corp., 2.10%, 5/16/21	5,770,000	5,641,529
Cimarex Energy Co., 4.375%, 6/1/24	4,480,000	4,614,440
CNOOC Finance Ltd., 4.25%, 1/26/21	8,975,000	9,198,388
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	2,000,000	2,030,906
Concho Resources, Inc., 4.375%, 1/15/25	4,300,000	4,363,890
Concho Resources, Inc., 4.875%, 10/1/47	3,030,000	3,226,106
ConocoPhillips Holding Co., 6.95%, 4/15/29	1,889,000	2,405,930
Continental Resources, Inc., 4.375%, 1/15/28(1)	7,730,000	7,546,413
Ecopetrol SA, 5.875%, 5/28/45	1,220,000	1,207,434
Encana Corp., 6.50%, 2/1/38	4,600,000	5,566,707
EOG Resources, Inc., 4.10%, 2/1/21	2,390,000	2,446,247
Exxon Mobil Corp., 2.71%, 3/6/25	6,230,000	6,020,364
Hess Corp., 6.00%, 1/15/40	2,990,000	3,162,222
Marathon Oil Corp., 3.85%, 6/1/25	3,390,000	3,352,997
Marathon Oil Corp., 4.40%, 7/15/27	3,800,000	3,862,975
Newfield Exploration Co., 5.75%, 1/30/22	5,150,000	5,407,500
Newfield Exploration Co., 5.375%, 1/1/26	3,000,000	3,112,500
Noble Energy, Inc., 4.15%, 12/15/21	4,080,000	4,171,789
Petroleos Mexicanos, 6.00%, 3/5/20	2,291,000	2,392,377
Petroleos Mexicanos, 4.875%, 1/24/22	2,160,000	2,219,184
Petroleos Mexicanos, 4.625%, 9/21/23	7,200,000	7,225,272
Petroleos Mexicanos, 4.875%, 1/18/24	5,800,000	5,898,600
Petroleos Mexicanos, 6.625%, 6/15/35	1,510,000	1,563,877
Petroleos Mexicanos, 6.50%, 6/2/41	1,760,000	1,751,200
Petroleos Mexicanos, 5.50%, 6/27/44	2,910,000	2,598,630
Petroleos Mexicanos, 6.35%, 2/12/48(1)	1,200,000	1,165,500
Petronas Capital Ltd., 5.25%, 8/12/19	6,254,000	6,452,640
Phillips 66, 4.30%, 4/1/22	6,020,000	6,263,314
Phillips 66, 3.90%, 3/15/28	2,900,000	2,893,330
Shell International Finance BV, 2.375%, 8/21/22	3,100,000	3,009,634
Shell International Finance BV, 3.25%, 5/11/25	2,160,000	2,140,525
Shell International Finance BV, 3.625%, 8/21/42	1,780,000	1,687,074
Sinopec Group Overseas Development Ltd., 1.75%, 9/29/19	2,600,000	2,551,091
Statoil ASA, 2.45%, 1/17/23	4,370,000	4,234,442
Statoil ASA, 3.95%, 5/15/43	2,060,000	2,080,344
Suncor Energy, Inc., 6.50%, 6/15/38	1,290,000	1,657,438
		153,544,187

	Principal Amount	Value
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 5.40%, 11/1/20(1)	$4,575,000	$4,837,638
International Paper Co., 4.40%, 8/15/47	3,640,000	3,477,667
		8,315,305
Pharmaceuticals — 0.6%
AbbVie, Inc., 4.70%, 5/14/45	2,325,000	2,402,691
Allergan Finance LLC, 3.25%, 10/1/22	6,880,000	6,741,434
Allergan Funding SCS, 3.85%, 6/15/24	4,150,000	4,107,807
Allergan Funding SCS, 4.55%, 3/15/35	3,840,000	3,765,392
Baxalta, Inc., 4.00%, 6/23/25	3,520,000	3,517,837
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	10,610,000	10,250,512
Zoetis, Inc., 3.00%, 9/12/27	4,540,000	4,259,589
		35,045,262
Road and Rail — 0.5%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	3,310,000	3,358,245
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	3,850,000	4,316,723
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	1,530,000	1,613,997
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	3,570,000	3,646,293
CSX Corp., 3.40%, 8/1/24	2,840,000	2,836,515
CSX Corp., 3.25%, 6/1/27	5,890,000	5,637,040
Norfolk Southern Corp., 5.75%, 4/1/18	2,560,000	2,560,000
Union Pacific Corp., 3.60%, 9/15/37	1,730,000	1,666,612
Union Pacific Corp., 4.75%, 9/15/41	2,480,000	2,725,779
Union Pacific Corp., 4.05%, 11/15/45	1,600,000	1,615,594
		29,976,798
Semiconductors and Semiconductor Equipment — 0.3%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.125%, 1/15/25(1)	4,000,000	3,784,881
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.50%, 1/15/28(1)	1,800,000	1,694,175
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(1)	3,550,000	3,612,125
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(1)	3,950,000	3,930,250
Sensata Technologies UK Financing Co. plc, 6.25%, 2/15/26(1)	3,000,000	3,167,850
		16,189,281
Software — 0.9%
Activision Blizzard, Inc., 2.30%, 9/15/21	3,500,000	3,384,395
Microsoft Corp., 2.70%, 2/12/25	9,320,000	9,002,536
Microsoft Corp., 3.125%, 11/3/25	4,150,000	4,100,420
Microsoft Corp., 3.30%, 2/6/27	5,000,000	4,966,209
Microsoft Corp., 3.45%, 8/8/36	4,140,000	4,040,056
Microsoft Corp., 4.25%, 2/6/47	5,060,000	5,447,711
Oracle Corp., 3.625%, 7/15/23	3,070,000	3,132,449
Oracle Corp., 2.65%, 7/15/26	9,200,000	8,605,996
Oracle Corp., 3.25%, 11/15/27	3,790,000	3,698,793
Oracle Corp., 4.30%, 7/8/34	2,380,000	2,514,185
Oracle Corp., 4.00%, 7/15/46	2,560,000	2,536,736
Quintiles IMS, Inc., 5.00%, 10/15/26(1)	3,500,000	3,494,330
		54,923,816

	Principal Amount	Value
Specialty Retail — 0.5%
Ashtead Capital, Inc., 4.125%, 8/15/25(1)	$5,000,000	$4,806,250
Home Depot, Inc. (The), 3.75%, 2/15/24	3,000,000	3,104,548
Home Depot, Inc. (The), 3.00%, 4/1/26	5,260,000	5,115,154
Home Depot, Inc. (The), 5.95%, 4/1/41	3,720,000	4,762,869
Home Depot, Inc. (The), 3.90%, 6/15/47	2,750,000	2,738,083
Lowe's Cos., Inc., 3.10%, 5/3/27	3,580,000	3,450,322
United Rentals North America, Inc., 4.625%, 7/15/23	4,390,000	4,483,287
		28,460,513
Technology Hardware, Storage and Peripherals — 0.8%
Apple, Inc., 2.85%, 5/6/21	5,520,000	5,516,653
Apple, Inc., 3.00%, 2/9/24	1,720,000	1,701,258
Apple, Inc., 2.75%, 1/13/25	2,130,000	2,050,771
Apple, Inc., 2.50%, 2/9/25	7,550,000	7,160,976
Apple, Inc., 2.45%, 8/4/26	3,780,000	3,505,697
Apple, Inc., 2.90%, 9/12/27	9,570,000	9,114,266
Dell International LLC / EMC Corp., 6.02%, 6/15/26(1)	14,050,000	15,146,352
Seagate HDD Cayman, 4.75%, 6/1/23	3,200,000	3,203,991
Seagate HDD Cayman, 4.75%, 1/1/25	2,600,000	2,532,792
		49,932,756
Transportation and Logistics†
FedEx Corp., 4.05%, 2/15/48	1,390,000	1,308,127
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV, 3.125%, 7/16/22	4,460,000	4,392,889
Sprint Communications, Inc., 9.00%, 11/15/18(1)	1,335,000	1,378,388
		5,771,277
TOTAL CORPORATE BONDS (Cost $2,196,012,047)		2,178,693,420
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(3) — 24.8%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(4) — 3.0%
FHLMC, VRN, 1.79%, 4/15/18	1,765,388	1,813,894
FHLMC, VRN, 1.84%, 4/15/18	1,453,669	1,497,370
FHLMC, VRN, 1.92%, 4/15/18	2,345,954	2,417,411
FHLMC, VRN, 2.07%, 4/15/18	3,882,677	3,864,678
FHLMC, VRN, 2.31%, 4/15/18	7,836,837	7,760,460
FHLMC, VRN, 2.38%, 4/15/18	3,896,601	3,886,370
FHLMC, VRN, 2.47%, 4/15/18	4,989,740	5,042,489
FHLMC, VRN, 2.59%, 4/15/18	6,776,815	6,769,225
FHLMC, VRN, 2.85%, 4/15/18	4,523,450	4,525,053
FHLMC, VRN, 3.08%, 4/15/18	18,506,438	18,665,813
FHLMC, VRN, 3.19%, 4/15/18	2,748,193	2,779,108
FHLMC, VRN, 3.45%, 4/15/18	5,673,557	5,973,597
FHLMC, VRN, 3.45%, 4/15/18	502,927	529,418
FHLMC, VRN, 3.47%, 4/15/18	1,175,602	1,206,595
FHLMC, VRN, 3.55%, 4/15/18	2,356,768	2,467,261
FHLMC, VRN, 3.60%, 4/15/18	1,317,294	1,380,460
FHLMC, VRN, 3.63%, 4/15/18	906,156	950,329
FHLMC, VRN, 3.63%, 4/15/18	299,595	312,282

	Principal Amount	Value
FHLMC, VRN, 3.66%, 4/15/18	$2,517,576	$2,576,539
FHLMC, VRN, 3.79%, 4/15/18	1,100,238	1,131,717
FHLMC, VRN, 4.06%, 4/15/18	1,668,094	1,725,226
FHLMC, VRN, 4.08%, 4/15/18	1,706,779	1,778,384
FNMA, VRN, 2.36%, 4/25/18	1,982,829	1,990,163
FNMA, VRN, 2.63%, 4/25/18	10,150,827	10,153,778
FNMA, VRN, 2.71%, 4/25/18	3,760,342	3,781,307
FNMA, VRN, 2.77%, 4/25/18	6,103,050	6,186,214
FNMA, VRN, 2.92%, 4/25/18	11,269,719	11,376,554
FNMA, VRN, 3.11%, 4/25/18	1,165,149	1,214,599
FNMA, VRN, 3.11%, 4/25/18	3,962,669	4,110,931
FNMA, VRN, 3.12%, 4/25/18	1,453,043	1,508,362
FNMA, VRN, 3.14%, 4/25/18	2,219,204	2,299,702
FNMA, VRN, 3.14%, 4/25/18	3,309,787	3,433,584
FNMA, VRN, 3.18%, 4/25/18	9,431,427	9,472,409
FNMA, VRN, 3.19%, 4/25/18	12,951,186	12,984,937
FNMA, VRN, 3.20%, 4/25/18	4,584,739	4,745,496
FNMA, VRN, 3.21%, 4/25/18	12,557,330	12,598,550
FNMA, VRN, 3.25%, 4/25/18	11,472,716	11,646,369
FNMA, VRN, 3.32%, 4/25/18	960,376	978,430
FNMA, VRN, 3.39%, 4/25/18	1,184,818	1,219,069
FNMA, VRN, 3.53%, 4/25/18	1,915,632	1,975,420
FNMA, VRN, 3.56%, 4/25/18	439,558	459,492
FNMA, VRN, 3.56%, 4/25/18	538,563	558,633
FNMA, VRN, 3.91%, 4/25/18	2,884,398	2,980,551
		184,728,229
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 21.8%
FHLMC, 4.50%, 1/1/19	1,274	1,282
FHLMC, 5.00%, 1/1/21	454,869	465,284
FHLMC, 5.00%, 4/1/21	93,792	96,369
FHLMC, 7.00%, 9/1/27	1,972	2,172
FHLMC, 6.50%, 1/1/28	3,285	3,702
FHLMC, 7.00%, 2/1/28	482	530
FHLMC, 6.50%, 3/1/29	19,073	21,493
FHLMC, 6.50%, 6/1/29	17,875	20,143
FHLMC, 7.00%, 8/1/29	1,792	1,918
FHLMC, 5.00%, 4/1/31	2,737,171	2,931,019
FHLMC, 5.00%, 5/1/31	3,747,112	4,027,633
FHLMC, 6.50%, 5/1/31	13,335	15,024
FHLMC, 6.50%, 6/1/31	616	694
FHLMC, 6.50%, 6/1/31	608	685
FHLMC, 6.50%, 6/1/31	1,491	1,680
FHLMC, 5.50%, 12/1/33	232,192	257,963
FHLMC, 6.00%, 9/1/35	3,528,632	3,958,380
FHLMC, 5.50%, 12/1/37	227,308	249,193
FHLMC, 5.50%, 1/1/38	463,534	509,311
FHLMC, 6.00%, 2/1/38	1,929,268	2,165,565

	Principal Amount	Value
FHLMC, 5.50%, 4/1/38	$582,910	$639,493
FHLMC, 6.00%, 8/1/38	160,029	178,889
FHLMC, 3.00%, 2/1/43	17,726,217	17,416,031
FNMA, 3.00%, 4/12/18(5)	159,500,000	155,439,771
FNMA, 3.50%, 4/12/18(5)	196,040,000	196,333,439
FNMA, 4.00%, 4/12/18(5)	172,175,000	176,618,980
FNMA, 4.50%, 4/12/18(5)	83,570,000	87,487,624
FNMA, 5.00%, 6/1/18	19,896	20,218
FNMA, 4.50%, 5/1/19	43,316	43,659
FNMA, 6.50%, 1/1/26	13,057	14,579
FNMA, 7.00%, 12/1/27	2,955	3,178
FNMA, 7.50%, 4/1/28	17,906	19,508
FNMA, 7.00%, 5/1/28	16,957	17,408
FNMA, 7.00%, 6/1/28	287	292
FNMA, 6.50%, 1/1/29	3,046	3,402
FNMA, 6.50%, 4/1/29	11,469	12,806
FNMA, 7.00%, 7/1/29	2,086	2,111
FNMA, 7.50%, 7/1/29	29,195	32,113
FNMA, 7.50%, 9/1/30	6,990	8,196
FNMA, 5.00%, 6/1/31	2,750,636	2,942,199
FNMA, 5.00%, 7/1/31	4,974,648	5,320,211
FNMA, 7.00%, 9/1/31	46,380	50,438
FNMA, 6.50%, 1/1/32	8,354	9,329
FNMA, 6.50%, 8/1/32	45,145	50,457
FNMA, 6.50%, 8/1/32	4,003	4,469
FNMA, 5.50%, 2/1/33	2,104,399	2,306,576
FNMA, 5.00%, 6/1/33	2,385,055	2,575,726
FNMA, 5.50%, 6/1/33	130,059	143,024
FNMA, 5.50%, 7/1/33	773,238	849,100
FNMA, 5.00%, 8/1/33	322,650	348,481
FNMA, 5.50%, 8/1/33	286,892	315,150
FNMA, 5.50%, 9/1/33	402,815	445,717
FNMA, 5.00%, 11/1/33	1,488,672	1,612,599
FNMA, 6.00%, 12/1/33	1,177,568	1,320,367
FNMA, 5.50%, 1/1/34	420,048	461,442
FNMA, 5.50%, 2/1/34	1,293,129	1,425,509
FNMA, 5.00%, 3/1/34	868,411	937,868
FNMA, 4.50%, 1/1/35	7,028,758	7,395,851
FNMA, 5.00%, 4/1/35	2,091,432	2,258,500
FNMA, 5.00%, 6/1/35	1,543,846	1,667,239
FNMA, 5.00%, 7/1/35	2,968,434	3,205,952
FNMA, 5.00%, 8/1/35	91,738	98,705
FNMA, 4.50%, 9/1/35	343,159	361,098
FNMA, 5.00%, 10/1/35	718,216	774,527
FNMA, 5.50%, 12/1/35	4,307,592	4,733,717
FNMA, 5.00%, 2/1/36	520,282	561,857
FNMA, 5.50%, 4/1/36	558,977	614,507

	Principal Amount	Value
FNMA, 5.50%, 5/1/36	$1,127,910	$1,239,142
FNMA, 5.50%, 7/1/36	201,562	221,003
FNMA, 5.50%, 2/1/37	143,431	157,436
FNMA, 5.50%, 5/1/37	234,312	256,616
FNMA, 6.00%, 8/1/37	399,602	449,007
FNMA, 6.50%, 8/1/37	161,715	174,932
FNMA, 6.00%, 9/1/37	1,762,742	1,980,727
FNMA, 6.00%, 11/1/37	2,154,286	2,411,777
FNMA, 5.50%, 12/1/37	1,260,721	1,380,939
FNMA, 5.50%, 2/1/38	276,804	303,025
FNMA, 5.50%, 6/1/38	550,112	602,627
FNMA, 6.00%, 9/1/38	130,581	135,388
FNMA, 5.50%, 12/1/38	1,398,986	1,536,811
FNMA, 5.00%, 1/1/39	659,063	706,346
FNMA, 5.50%, 1/1/39	5,556,507	6,090,722
FNMA, 4.50%, 2/1/39	1,452,338	1,535,613
FNMA, 5.00%, 2/1/39	3,096,403	3,353,004
FNMA, 4.50%, 4/1/39	2,624,827	2,787,030
FNMA, 4.50%, 5/1/39	6,678,894	7,091,292
FNMA, 6.50%, 5/1/39	1,409,305	1,613,630
FNMA, 5.00%, 8/1/39	3,268,807	3,543,425
FNMA, 4.50%, 10/1/39	11,524,920	12,237,749
FNMA, 4.00%, 10/1/40	11,679,523	12,094,442
FNMA, 4.50%, 11/1/40	9,819,508	10,400,483
FNMA, 4.00%, 8/1/41	11,444,700	11,844,795
FNMA, 4.50%, 9/1/41	6,055,207	6,396,138
FNMA, 3.50%, 10/1/41	13,638,194	13,761,947
FNMA, 5.00%, 1/1/42	5,056,367	5,470,288
FNMA, 3.50%, 2/1/42	8,369,856	8,445,756
FNMA, 3.50%, 6/1/42	26,641,994	26,883,695
FNMA, 3.50%, 8/1/42	2,471,978	2,492,628
FNMA, 3.50%, 8/1/42	9,802,117	9,887,034
FNMA, 3.50%, 8/1/43	8,260,807	8,326,829
FNMA, 3.50%, 5/1/45	13,590,196	13,652,354
FNMA, 3.50%, 11/1/45	18,192,730	18,247,872
FNMA, 3.50%, 11/1/45	17,473,984	17,526,957
FNMA, 4.00%, 11/1/45	20,347,526	20,907,071
FNMA, 4.00%, 11/1/45	6,068,720	6,232,112
FNMA, 3.50%, 2/1/46	20,282,052	20,357,449
FNMA, 4.00%, 2/1/46	16,528,432	16,973,439
FNMA, 3.50%, 3/1/46	19,121,617	19,176,263
FNMA, 4.00%, 4/1/46	22,705,037	23,330,391
FNMA, 3.50%, 5/1/46	19,864,586	19,921,426
FNMA, 6.50%, 8/1/47	31,942	34,667
FNMA, 6.50%, 9/1/47	37,544	40,605
FNMA, 6.50%, 9/1/47	2,250	2,438
FNMA, 6.50%, 9/1/47	19,741	21,333

	Principal Amount	Value
GNMA, 2.50%, 4/19/18(5)	$15,300,000	$14,559,733
GNMA, 3.00%, 4/19/18(5)	40,000,000	39,326,717
GNMA, 3.50%, 4/19/18(5)	114,000,000	115,051,414
GNMA, 4.00%, 4/19/18(5)	32,000,000	32,883,524
GNMA, 7.00%, 11/15/22	5,935	6,183
GNMA, 7.00%, 4/20/26	2,196	2,453
GNMA, 7.50%, 8/15/26	4,145	4,610
GNMA, 8.00%, 8/15/26	1,837	2,006
GNMA, 7.50%, 5/15/27	3,677	3,840
GNMA, 8.00%, 6/15/27	9,444	9,637
GNMA, 7.50%, 11/15/27	1,528	1,553
GNMA, 7.00%, 2/15/28	2,478	2,483
GNMA, 7.50%, 2/15/28	2,090	2,095
GNMA, 6.50%, 3/15/28	9,225	10,321
GNMA, 7.00%, 4/15/28	1,471	1,474
GNMA, 6.50%, 5/15/28	128	143
GNMA, 6.50%, 5/15/28	25,175	28,175
GNMA, 7.00%, 12/15/28	2,678	2,683
GNMA, 7.00%, 5/15/31	21,288	24,201
GNMA, 4.50%, 8/15/33	1,212,754	1,272,104
GNMA, 6.00%, 9/20/38	749,525	835,837
GNMA, 5.50%, 11/15/38	2,139,110	2,368,974
GNMA, 5.50%, 11/15/38	547,246	595,770
GNMA, 6.00%, 1/20/39	226,891	255,535
GNMA, 5.00%, 3/20/39	1,565,745	1,681,808
GNMA, 4.50%, 4/15/39	1,990,610	2,105,678
GNMA, 4.50%, 11/15/39	14,300,992	15,145,251
GNMA, 4.50%, 1/15/40	1,137,858	1,203,162
GNMA, 4.00%, 7/15/40	2,116,404	2,187,961
GNMA, 4.00%, 11/20/40	19,640,526	20,535,895
GNMA, 4.50%, 12/15/40	4,695,882	4,965,790
GNMA, 4.50%, 7/20/41	7,437,339	7,826,696
GNMA, 3.50%, 6/20/42	7,093,553	7,207,088
GNMA, 3.50%, 7/20/42	10,873,561	11,037,624
GNMA, 2.50%, 7/20/46	22,237,148	21,180,675
GNMA, 2.50%, 8/20/46	13,605,111	12,959,398
		1,349,337,496
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $1,541,638,464)		1,534,065,725
U.S. TREASURY SECURITIES — 16.7%
U.S. Treasury Bonds, 4.375%, 11/15/39	24,550,000	30,355,740
U.S. Treasury Bonds, 4.625%, 2/15/40	9,250,000	11,819,318
U.S. Treasury Bonds, 4.375%, 5/15/41	6,500,000	8,077,444
U.S. Treasury Bonds, 3.125%, 11/15/41	32,500,000	33,521,265
U.S. Treasury Bonds, 3.125%, 2/15/42	55,000,000	56,731,717
U.S. Treasury Bonds, 3.00%, 5/15/42	74,500,000	75,193,780
U.S. Treasury Bonds, 2.75%, 11/15/42	18,500,000	17,825,235
U.S. Treasury Bonds, 2.875%, 5/15/43	33,000,000	32,470,209

		Principal Amount	Value
U.S. Treasury Bonds, 3.125%, 8/15/44		$30,850,000	$31,710,079
U.S. Treasury Bonds, 3.00%, 11/15/44		18,650,000	18,739,080
U.S. Treasury Bonds, 2.50%, 2/15/45		64,500,000	58,781,404
U.S. Treasury Bonds, 3.00%, 5/15/45		17,000,000	17,074,939
U.S. Treasury Notes, 1.625%, 7/31/19		10,000,000	9,926,010
U.S. Treasury Notes, 1.75%, 9/30/19		30,000,000	29,788,789
U.S. Treasury Notes, 1.75%, 11/30/19		30,000,000	29,754,121
U.S. Treasury Notes, 1.875%, 12/31/19		108,000,000	107,282,189
U.S. Treasury Notes, 1.375%, 4/30/20		3,000,000	2,942,601
U.S. Treasury Notes, 1.50%, 5/31/20		110,000,000	108,083,907
U.S. Treasury Notes, 1.125%, 8/31/21(6)		125,000,000	119,550,376
U.S. Treasury Notes, 2.00%, 10/31/21		57,080,000	56,158,217
U.S. Treasury Notes, 1.875%, 1/31/22		147,000,000	143,656,535
U.S. Treasury Notes, 2.625%, 2/28/23		13,500,000	13,537,944
U.S. Treasury Notes, 2.25%, 11/15/25		350,000	338,625
U.S. Treasury Notes, 2.75%, 2/15/28		20,000,000	19,997,837
TOTAL U.S. TREASURY SECURITIES (Cost $1,040,320,872)			1,033,317,361
SOVEREIGN GOVERNMENTS AND AGENCIES — 9.2%
Chile — 3.1%
Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/1/26	CLP	113,300,000,000	188,667,647
Chile Government International Bond, 3.25%, 9/14/21		$1,580,000	1,591,653
Chile Government International Bond, 3.625%, 10/30/42		1,500,000	1,439,625
			191,698,925
Colombia — 0.1%
Colombia Government International Bond, 4.375%, 7/12/21		2,810,000	2,913,267
Colombia Government International Bond, 7.375%, 9/18/37		1,500,000	1,927,500
Colombia Government International Bond, 6.125%, 1/18/41		1,200,000	1,386,000
			6,226,767
Hungary — 1.0%
Hungary Government Bond, 3.00%, 10/27/27	HUF	11,200,000,000	46,481,168
Hungary Government Bond, 6.75%, 10/22/28	HUF	3,050,000,000	16,832,030
			63,313,198
Italy†
Republic of Italy Government International Bond, 6.875%, 9/27/23		$1,920,000	2,247,360
Mexico — 3.0%
Mexican Bonos, 10.00%, 11/20/36	MXN	2,473,600,000	169,083,758
Mexico Government International Bond, 4.15%, 3/28/27		$13,000,000	13,159,250
Mexico Government International Bond, MTN, 4.75%, 3/8/44		2,130,000	2,076,750
			184,319,758
Panama — 0.1%
Panama Government International Bond, 6.70%, 1/26/36		2,700,000	3,422,250
Peru — 0.1%
Peruvian Government International Bond, 6.55%, 3/14/37		680,000	873,800
Peruvian Government International Bond, 5.625%, 11/18/50		2,640,000	3,181,200
			4,055,000

		Principal Amount	Value
Philippines — 0.1%
Philippine Government International Bond, 4.00%, 1/15/21		$4,170,000	$4,276,765
Philippine Government International Bond, 6.375%, 10/23/34		2,840,000	3,648,491
			7,925,256
Poland — 0.1%
Republic of Poland Government International Bond, 3.00%, 3/17/23		1,290,000	1,279,456
Republic of Poland Government International Bond, 5.125%, 4/21/21		2,400,000	2,552,880
			3,832,336
South Africa — 1.6%
Republic of South Africa Government Bond, 10.50%, 12/21/26	ZAR	513,000,000	50,132,022
Republic of South Africa Government Bond, 8.00%, 1/31/30	ZAR	575,000,000	47,305,689
Republic of South Africa Government International Bond, 4.67%, 1/17/24		$1,500,000	1,508,970
			98,946,681
Uruguay†
Uruguay Government International Bond, 4.375%, 10/27/27		980,000	1,012,168
Uruguay Government International Bond, 4.125%, 11/20/45		1,630,000	1,527,310
			2,539,478
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $562,378,625)			568,527,009
COLLATERALIZED MORTGAGE OBLIGATIONS(3) — 8.9%
Private Sponsor Collateralized Mortgage Obligations — 5.2%
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 3.49%, 4/1/18(4)		2,470,381	2,497,304
Agate Bay Mortgage Loan Trust, Series 2014-1, Class 1A6, VRN, 3.50%, 4/1/18(1)(4)		6,142,255	6,123,251
Agate Bay Mortgage Loan Trust, Series 2014-2, Class A14, VRN, 3.75%, 4/1/18(1)(4)		11,061,152	11,083,186
Agate Bay Mortgage Loan Trust, Series 2016-2, Class A3, VRN, 3.50%, 4/1/18(1)(4)		7,402,519	7,357,408
Agate Bay Mortgage Loan Trust, Series 2016-3, Class A3, VRN, 3.50%, 4/1/18(1)(4)		15,266,071	15,163,498
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 3.83%, 4/1/18(4)		1,598,461	1,595,931
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.59%, 4/1/18(4)		2,379,911	2,412,348
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.67%, 4/1/18(4)		2,149,830	2,101,662
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37		837,629	865,157
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 3.53%, 4/1/18(4)		2,897,101	2,831,640
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.33%, 4/1/18(4)		6,931,653	6,877,184
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.55%, 4/1/18(4)		999,695	995,406
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34		1,599,844	1,634,202
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34		606,686	617,011

	Principal Amount	Value
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	$74,239	$72,434
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR6, Class 2A1, VRN, 3.53%, 4/1/18(4)	944,325	953,311
CSMC Trust, Series 2017-HL1, Class A3 SEQ, VRN, 3.50%, 4/1/18(1)(4)	9,662,755	9,680,332
CSMC Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 4/1/18(1)(4)	14,104,676	14,143,027
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 3.52%, 4/1/18(4)	5,528,766	5,516,743
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 3.34%, 4/1/18(4)	1,662,371	1,648,243
Flagstar Mortgage Trust, Series 2017-2, Class A5 SEQ, VRN, 3.50%, 4/1/18(1)(4)	13,288,634	13,294,866
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 3.25%, 4/1/18(4)	2,023,592	2,006,731
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 3.62%, 4/1/18(4)	2,389,830	2,407,589
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 3.66%, 4/1/18(4)	3,258,337	3,277,836
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.61%, 4/1/18(4)	6,958,753	7,124,005
GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A1, VRN, 3.62%, 4/1/18(4)	5,552,420	5,593,287
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.52%, 4/1/18(4)	2,301,508	2,325,909
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 3.54%, 4/1/18(4)	1,422,419	1,430,313
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 3.65%, 4/1/18(4)	1,926,719	1,929,289
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 3.65%, 4/1/18(4)	2,258,065	2,210,327
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 3.78%, 4/1/18(4)	1,548,810	1,572,671
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 4/1/18(1)(4)	1,757,990	1,724,496
JPMorgan Mortgage Trust, Series 2016-4, Class A3, VRN, 3.50%, 4/1/18(1)(4)	8,197,874	8,153,040
JPMorgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.50%, 4/1/18(1)(4)	12,014,417	11,944,956
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.47%, 4/1/18(4)	1,264,902	1,303,027
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 3.35%, 4/26/18(4)	2,571,031	2,552,040
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 3.53%, 4/1/18(4)	2,602,276	2,580,448
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 3.53%, 4/1/18(4)	1,301,138	1,333,124
Mill City Mortgage Loan Trust, Series 2017-2, Class A1, VRN, 2.75%, 4/1/18(1)(4)	8,900,154	8,839,487
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 4/1/18(1)(4)	8,919,348	9,124,172
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 3.37%, 4/26/18, resets monthly off the 1-month LIBOR plus 1.50%(1)	9,873,411	10,208,480
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.90%, 4/1/18(4)	143,756	148,392

	Principal Amount	Value
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/1/18(4)	$266,352	$268,364
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, 4.00%, 12/25/43(1)	1,349,080	1,372,135
Sequoia Mortgage Trust, Series 2017-1, Class A1, VRN, 3.50%, 4/1/18(1)(4)	8,029,351	7,985,246
Sequoia Mortgage Trust, Series 2017-4, Class A4 SEQ, VRN, 3.50%, 4/1/18(1)(4)	10,878,550	10,927,847
Sequoia Mortgage Trust, Series 2017-5, Class A4 SEQ, VRN, 3.50%, 4/1/18(1)(4)	9,738,566	9,784,523
Sequoia Mortgage Trust, Series 2017-7, Class A4 SEQ, VRN, 3.50%, 4/1/18(1)(4)	11,825,307	11,886,355
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, VRN, 4.00%, 4/1/18(1)(4)	10,340,931	10,515,952
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 4/1/18(1)(4)	10,250,291	10,417,648
Sequoia Mortgage Trust, Series 2018-2, Class A4 SEQ, VRN, 3.50%, 4/1/18(1)(4)	7,363,362	7,398,109
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 4/1/18(1)(4)	4,790,554	4,605,716
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 3.44%, 4/1/18(4)	503,344	525,897
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 3.50%, 4/1/18(4)	3,395,459	3,421,443
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 2.61%, 4/26/18, resets monthly off the 1-month LIBOR plus 0.74%	5,357,421	5,121,546
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	696,949	708,495
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.64%, 4/1/18(4)	3,286,701	3,239,972
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 3.79%, 4/1/18(4)	665,057	688,899
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-DD, Class 2A6, VRN, 3.77%, 4/1/18(4)	1,878,932	1,941,014
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-H, Class A1, VRN, 3.37%, 4/1/18(4)	3,482,777	3,555,355
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 3.53%, 4/1/18(4)	1,907,785	1,958,326
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 3.74%, 4/1/18(4)	3,089,328	3,154,647
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 1A11, 5.50%, 10/25/35	1,361,470	1,367,080
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	1,402,040	1,443,848
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 3.60%, 4/1/18(4)	3,151,552	3,323,438
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 3.65%, 4/1/18(4)	951,377	980,167
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 3.74%, 4/1/18(4)	1,939,995	1,985,055
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR13, Class A1, SEQ, VRN, 2.17%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.30%	5,787,661	5,526,901
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 3.39%, 4/1/18(4)	1,719,640	1,735,060
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	2,264,570	2,272,332

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	$2,085,708	$2,075,660
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	836,326	835,040
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 3.60%, 4/1/18(4)	683,116	671,464
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	903,411	910,758
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	789,250	808,933
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	710,877	722,263
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 3.73%, 4/1/18(4)	1,596,016	1,530,786
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	1,479,544	1,561,086
		322,481,123
U.S. Government Agency Collateralized Mortgage Obligations — 3.7%
FHLMC, Series 2016-DNA4, Class M2, VRN, 3.17%, 4/25/18, resets monthly off the 1-month LIBOR plus 1.30%	16,145,000	16,330,779
FHLMC, Series 2016-HQA3, Class M2, VRN, 3.22%, 4/25/18, resets monthly off the 1-month LIBOR plus 1.35%	14,249,000	14,506,351
FHLMC, Series 2017-DNA2, Class M1, VRN, 3.07%, 4/25/18, resets monthly off the 1-month LIBOR plus 1.20%	19,205,057	19,421,363
FHLMC, Series 2017-HQA2, Class M1, VRN, 2.67%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.80%	14,176,841	14,217,387
FHLMC, Series 3397, Class GF, VRN, 2.28%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.50%	1,099,644	1,105,394
FHLMC, Series K728, Class A2 SEQ, VRN, 3.06%, 4/1/18(4)	13,800,000	13,831,864
FHLMC, Series KF29, Class A, VRN, 2.03%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.36%	34,288,575	34,365,652
FHLMC, Series KF31, Class A, VRN, 2.04%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.37%	37,242,815	37,345,322
FHLMC, Series KF32, Class A, VRN, 2.04%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.37%	32,253,555	32,357,705
FNMA, Series 1989-35, Class G SEQ, 9.50%, 7/25/19	452	465
FNMA, Series 2006-43, Class FM, VRN, 2.17%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.30%	1,204,386	1,202,968
FNMA, Series 2007-36, Class FB, VRN, 2.27%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.40%	2,720,529	2,729,348
FNMA, Series 2014-C02, Class 1M2, VRN, 4.47%, 4/25/18, resets monthly off the 1-month LIBOR plus 2.60%	5,535,000	5,901,270
FNMA, Series 2014-C02, Class 2M2, VRN, 4.47%, 4/25/18, resets monthly off the 1-month LIBOR plus 2.60%	8,034,521	8,503,481
FNMA, Series 2016-C04, Class 1M1, VRN, 3.32%, 4/25/18, resets monthly off the 1-month LIBOR plus 1.45%	6,773,193	6,828,304
FNMA, Series 2016-C05, Class 2M1, VRN, 3.22%, 4/25/18, resets monthly off the 1-month LIBOR plus 1.35%	3,732,630	3,750,021
FNMA, Series 2017-C01, Class 1M1, VRN, 3.17%, 4/25/18, resets monthly off the 1-month LIBOR plus 1.30%	8,787,589	8,859,916
FNMA, Series 2017-C03, Class 1M1, VRN, 2.82%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.95%	6,415,411	6,452,778

	Principal Amount	Value
GNMA, Series 2007-5, Class FA, VRN, 1.96%, 4/20/18, resets monthly off the 1-month LIBOR plus 0.14%	$2,243,745	$2,240,330
		229,950,698
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $552,974,759)		552,431,821
ASSET-BACKED SECURITIES(3) — 7.7%
Argent Securities, Inc., Series 2004-W8, Class M1, VRN, 2.70%, 4/26/18, resets monthly off the 1-month LIBOR plus 0.83%	9,491,513	9,434,895
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A SEQ, 2.46%, 7/20/20(1)	19,125,000	19,055,963
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(1)	9,753,561	9,577,559
Carlyle Global Market Strategies, Series 2014-1A, Class A1R2, VRN, 3.31%, 7/17/18, resets quarterly off the 3-month LIBOR plus 0.97%(1)(7)	10,000,000	10,000,000
CBAM Ltd., Series 2018-5A, Class A, VRN, 3.32%, 10/17/18, resets quarterly off the 3-month LIBOR plus 1.02%(1)	13,200,000	13,200,000
CIFC Funding Ltd., Series 2013-3RA, Class A1, VRN, 3.33%, 10/24/18, resets quarterly off the 3-month LIBOR plus 0.98%(1)(7)	18,000,000	18,000,000
CIFC Funding Ltd., Series 2015-1A, Class ARR, VRN, 2.85%, 4/23/18, resets quarterly off the 3-month LIBOR plus 1.11%(1)	8,900,000	8,968,747
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 3.03%, 4/17/18, resets monthly off the 1-month LIBOR plus 1.25%(1)	23,780,174	23,986,821
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, VRN, 2.74%, 4/16/18, resets quarterly off the 3-month LIBOR plus 0.97%(1)	9,075,000	9,080,163
Dryden 64 CLO Ltd., Series 2018-64A, Class A, VRN, 3.19%, 10/18/18, resets quarterly off the 3-month LIBOR plus 0.97%(1)(7)	23,575,000	23,575,000
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(1)	1,803,661	1,802,149
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(1)	4,453,864	4,442,847
Enterprise Fleet Financing LLC, Series 2017-1, Class A2 SEQ, 2.13%, 7/20/22(1)	9,968,679	9,916,525
Enterprise Fleet Financing LLC, Series 2017-2, Class A2 SEQ, 1.97%, 1/20/23(1)	25,325,000	25,147,444
Hertz Fleet Lease Funding LP, Series 2016-1, Class A1, VRN, 2.84%, 4/10/18, resets monthly off the 1-month LIBOR plus 1.10%(1)	7,073,763	7,095,601
Hertz Vehicle Financing II LP, Series 2016-3A, Class A SEQ, 2.27%, 7/25/20(1)	7,200,000	7,139,802
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2 SEQ, 1.83%, 8/25/19(1)	10,520,833	10,499,757
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(1)	1,208,082	1,195,300
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	3,845,278	3,776,640
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(1)	7,770,143	7,669,893
Hyundai Auto Receivables Trust, Series 2017-A, Class A2A SEQ, 1.48%, 2/18/20	17,331,593	17,287,439
Invitation Homes Trust, Series 2017-SFR2, Class A, VRN, 2.66%, 4/17/18, resets monthly off the 1-month LIBOR plus 0.85%(1)	23,342,868	23,559,380

	Principal Amount	Value
Invitation Homes Trust, Series 2018-SFR1, Class A, VRN, 2.51%, 4/17/18, resets monthly off the 1-month LIBOR plus 0.70%(1)	$33,762,680	$33,931,635
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(1)	3,069,105	3,014,912
MVW Owner Trust, Series 2014-1A, Class A SEQ, 2.25%, 9/22/31(1)	5,024,726	4,930,105
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(1)	3,724,262	3,676,271
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(1)	6,699,306	6,547,798
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(1)	18,107,515	17,708,347
Progress Residential Trust, Series 2016-SFR2, Class A SEQ, VRN, 3.21%, 4/17/18, resets monthly off the 1-month LIBOR plus 1.40%(1)	10,025,112	10,102,839
Progress Residential Trust, Series 2018-SFR1, Class A SEQ, 3.26%, 3/17/35(1)	16,975,000	16,947,750
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(1)	9,093,792	9,008,314
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(1)	4,175,949	4,160,829
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(1)	2,347,409	2,329,506
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33(1)	6,184,735	6,200,693
Symphony CLO XIX Ltd., Series 2018-19A, Class A, VRN, 3.30%, 10/16/18, resets quarterly off the 3-month LIBOR plus 0.97%(1)(7)	20,950,000	20,950,000
Towd Point Mortgage Trust, Series 2016-1, Class A1, VRN, 3.50%, 4/1/18(1)(4)	5,642,626	5,689,108
Towd Point Mortgage Trust, Series 2017-2, Class A1, VRN, 2.75%, 4/1/18(1)(4)	10,272,009	10,210,142
Towd Point Mortgage Trust, Series 2017-6, Class A1, VRN, 2.75%, 4/1/18(1)(4)	17,607,782	17,407,152
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	2,533,640	2,533,766
Voya CLO Ltd., Series 2013-2A, Class A1R, VRN, 3.31%, 7/25/18, resets quarterly off the 3-month LIBOR plus 0.97%(1)	9,000,000	9,000,000
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	11,922,761	11,721,129
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(1)	18,513,217	18,063,368
TOTAL ASSET-BACKED SECURITIES (Cost $480,559,667)		478,545,589
COMMERCIAL MORTGAGE-BACKED SECURITIES(3) — 5.0%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 2.58%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.80%(1)	8,865,143	8,871,894
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(1)	13,000,000	12,892,308
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(1)	14,000,000	13,938,429
CD Commercial Mortgage Trust, Series 2016-CD1, Class A4 SEQ, 2.72%, 8/10/49	5,920,000	5,605,900

	Principal Amount	Value
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, VRN, 4.43%, 4/1/18(4)	$10,691,000	$11,156,458
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class B, VRN, 4.71%, 4/1/18(4)	10,000,000	10,530,659
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 4/1/18(4)	10,000,000	10,347,124
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 4/1/18(4)	14,000,000	14,313,527
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 4/1/18(4)	15,000,000	15,052,443
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 4/1/18(4)	10,000,000	10,484,960
Core Industrial Trust, Series 2015-CALW, Class C, 3.56%, 2/10/34(1)	8,000,000	7,975,615
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(1)	17,000,000	17,039,918
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 2.48%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.70%(1)	24,550,000	24,606,114
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48	9,000,000	8,929,830
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A SEQ, 2.84%, 8/10/38(1)	7,800,000	7,403,712
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 4/10/18(1)(4)	15,252,000	15,243,351
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 4/1/18(4)	12,185,000	12,290,204
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4 SEQ, 3.41%, 3/15/50	17,970,000	17,867,494
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46	6,800,000	7,118,160
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 2.68%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.90%(1)	12,500,000	12,507,627
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4 SEQ, 2.82%, 8/15/49	15,000,000	14,271,166
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class AS, 3.06%, 8/15/49	4,500,000	4,298,811
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS, 3.14%, 8/15/49	12,575,000	12,083,699
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 SEQ, 3.28%, 11/15/52	12,500,000	12,271,230
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/18(1)(4)	10,160,000	10,092,233
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3 SEQ, 3.20%, 6/15/50	13,170,000	12,864,023
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $315,818,062)		310,056,889
U.S. GOVERNMENT AGENCY SECURITIES — 1.5%
FNMA, 6.625%, 11/15/30 (Cost $90,265,849)	67,150,000	91,994,022
MUNICIPAL SECURITIES — 1.4%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	4,189,000	5,849,897
California GO, (Building Bonds), 7.30%, 10/1/39	3,660,000	5,350,115
Houston GO, 3.96%, 3/1/47	2,115,000	2,159,986
Los Angeles Community College District GO, 6.75%, 8/1/49	1,600,000	2,377,584

	Principal Amount	Value
Los Angeles Unified School District GO, 5.98%, 5/1/27	$1,000,000	$1,198,730
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	2,235,000	3,031,129
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	2,070,000	2,836,956
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	2,050,000	2,412,952
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	1,180,000	1,742,270
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	1,000,000	1,434,940
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	4,330,000	4,809,418
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	1,385,000	1,789,780
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	2,750,000	3,223,220
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	1,000,000	1,098,570
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	4,715,000	5,668,609
Sacramento Municipal Utility District Electric Rev., 6.16%, 5/15/36	2,385,000	2,987,999
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	2,620,000	3,050,545
San Antonio Electric & Gas Systems Rev., 5.99%, 2/1/39	1,700,000	2,217,871
San Diego County Regional Airport Authority Rev., 5.59%, 7/1/43	1,315,000	1,464,397
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	2,375,000	2,987,180
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	1,135,000	1,656,839
San Jose Redevelopment Agency Successor Agency Tax Allocation, 3.375%, 8/1/34	2,145,000	2,080,822
Santa Clara Valley Transportation Authority Rev., (Build America Bonds), 5.88%, 4/1/32	2,990,000	3,591,588
State of California GO, 6.65%, 3/1/22	1,660,000	1,850,352
State of California GO, 7.55%, 4/1/39	4,325,000	6,602,112
State of California GO, (Building Bonds), 7.60%, 11/1/40	1,055,000	1,636,294
State of Illinois GO, 5.10%, 6/1/33	4,462,000	4,189,461
State of Kansas Department of Transportation Rev., 4.60%, 9/1/35	1,665,000	1,838,893
State of Oregon Department of Transportation Rev., (Building Bonds), 5.83%, 11/15/34	1,420,000	1,774,688
University of California Rev., 5.95%, 5/15/45	1,630,000	2,081,102
TOTAL MUNICIPAL SECURITIES (Cost $73,268,186)		84,994,299
TEMPORARY CASH INVESTMENTS(10) — 3.0%
Credit Agricole Corporate and Investment Bank, 1.68%, 4/2/18(8)	44,000,000	43,992,124
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.625%, 2/15/23 - 5/15/47, valued at $60,093,426), in a joint trading account at 1.45%, dated 3/29/18, due 4/2/18 (Delivery value $58,791,094)		58,781,624
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 5/15/26, valued at $49,986,944), at 0.74%, dated 3/29/18, due 4/2/18 (Delivery value $49,008,029)		49,004,000

	Shares/Principal Amount	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	58,519	$58,519
U.S. Treasury Bills, 1.88%, 1/31/19(8)	$33,000,000	32,447,589
TOTAL TEMPORARY CASH INVESTMENTS (Cost $184,330,209)		184,283,856
TOTAL INVESTMENT SECURITIES — 113.4% (Cost $7,037,566,740)		7,016,909,991
OTHER ASSETS AND LIABILITIES(9) — (13.4)%		(827,713,847)
TOTAL NET ASSETS — 100.0%		$6,189,196,144

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	184,553,854	CLP	111,394,860,500	Goldman Sachs & Co.	6/13/18	$121,539
USD	45,651,228	HUF	11,412,076,480	JPMorgan Chase Bank N.A.	6/13/18	494,678
USD	16,724,305	HUF	4,187,933,125	JPMorgan Chase Bank N.A.	6/13/18	153,034
USD	1,354,410	HUF	342,391,892	JPMorgan Chase Bank N.A.	6/13/18	(404)
USD	156,968,453	MXN	2,996,841,708	JPMorgan Chase Bank N.A.	6/13/18	(6,067,071)
USD	3,454,004	MXN	64,053,542	JPMorgan Chase Bank N.A.	6/13/18	(30,666)
USD	94,362,936	ZAR	1,134,572,762	UBS AG	6/13/18	(567,253)
						$(5,896,143)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-BTP Italian Government 10-Year Bonds	653	June 2018	EUR	65,300,000	$111,515,496	$2,915,465
U.S. Treasury 10-Year Ultra Notes	1,960	June 2018	USD	196,000,000	254,524,375	3,303,090
U.S. Treasury 2-Year Notes	100	June 2018	USD	20,000,000	21,260,937	(5,564)
U.S. Treasury 5-Year Notes	3,553	June 2018	USD	355,300,000	406,679,713	1,157,837
U.S. Treasury Long Bonds	170	June 2018	USD	17,000,000	24,926,250	287,399
					$818,906,771	$7,658,227

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bobl 5-Year Bonds	2,778	June 2018	EUR	277,800,000	$448,637,339	$(2,842,053)
Euro-BTP Italian Government 3-Year Bonds	2,849	June 2018	EUR	284,900,000	395,356,061	(1,884,115)
Euro-Bund 10-Year Bonds	880	June 2018	EUR	88,000,000	172,630,123	(2,589,452)
U.K. Gilt 10-Year Bonds	1,082	June 2018	GBP	108,200,000	186,446,508	(3,295,907)
U.S. Treasury 10-Year Notes	3,147	June 2018	USD	314,700,000	381,229,547	(3,114,893)
					$1,584,299,578	$(13,726,420)

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.17%	5/10/27	$5,000,000	$554	$42,845	$43,399
CPURNSA	Receive	2.12%	5/24/27	$20,000,000	716	290,924	291,640
					$1,270	$333,769	$335,039

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Value*
Bank of America N.A.(11)	CPURNSA	Receive	2.26%	11/15/26	$20,000,000	$28,245
Bank of America N.A.(11)	CPURNSA	Receive	2.29%	11/16/26	$20,000,000	(23,192)
Bank of America N.A.(11)	CPURNSA	Receive	2.28%	11/21/26	$20,000,000	(2,994)
Barclays Bank plc(11)	CPURNSA	Receive	2.25%	11/15/26	$25,000,000	65,144
Barclays Bank plc(11)	CPURNSA	Receive	2.28%	11/16/26	$25,000,000	(14,035)
Barclays Bank plc(11)	CPURNSA	Receive	2.26%	11/21/26	$25,000,000	27,363
Goldman Sachs & Co.	CPURNSA	Receive	2.25%	11/15/26	$13,000,000	37,751
Goldman Sachs & Co.	CPURNSA	Receive	2.28%	11/16/26	$13,000,000	(8,594)
Goldman Sachs & Co.	CPURNSA	Receive	2.28%	11/21/26	$19,300,000	(12,502)
						$97,186

*Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
CLP	-	Chilean Peso
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
HUF	-	Hungarian Forint
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
MXN	-	Mexican Peso
resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand
†    Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $1,023,843,175, which represented 16.5% of total net assets.

(2)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(3)	Final maturity date indicated, unless otherwise noted.

(4)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(5)	Forward commitment. Settlement date is indicated.

(6)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $15,196,099.

(7)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(8)	The rate indicated is the yield to maturity at purchase.

(9)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

(10)
Category includes collateral received at the custodian bank for collateral requirements on forward commitments and forward foreign currency exchange contracts. At the period end, the aggregate value of cash deposits received was $3,430,911.

(11)	Collateral has been received at the custodian bank for collateral requirements on swap agreements. At the period end, the aggregate value of securities received was $602,572.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2018
Assets
Investment securities, at value (cost of $7,037,566,740)	$7,016,909,991
Cash	84,394
Receivable for investments sold	42,133,417
Receivable for capital shares sold	6,736,357
Receivable for variation margin on futures contracts	391,094
Receivable for variation margin on swap agreements	1,299
Unrealized appreciation on forward foreign currency exchange contracts	769,251
Swap agreements, at value	158,503
Interest receivable	42,939,130
7,110,123,436

Liabilities
Payable for collateral received for forward commitments	3,030,911
Payable for collateral received for forward foreign currency exchange contracts	400,000
Foreign currency overdraft payable, at value (cost of $1,029,172)	1,023,937
Payable for investments purchased	900,089,975
Payable for capital shares redeemed	6,592,724
Payable for variation margin on futures contracts	277,078
Unrealized depreciation on forward foreign currency exchange contracts	6,665,394
Swap agreements, at value	61,317
Accrued management fees	2,526,419
Distribution and service fees payable	88,919
Dividends payable	170,618
920,927,292

Net Assets	$6,189,196,144

Net Assets Consist of:
Capital paid in	$6,262,676,400
Distributions in excess of net investment income	(1,328,765)
Accumulated net realized loss	(40,075,409)
Net unrealized depreciation	(32,076,082)
$6,189,196,144

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$2,742,374,307	260,264,134	$10.54
I Class	$2,296,394,530	217,898,114	$10.54
Y Class	$603,690,822	57,281,003	$10.54
A Class	$196,563,347	18,648,060	$10.54*
C Class	$48,385,596	4,590,977	$10.54
R Class	$11,185,643	1,061,261	$10.54
R5 Class	$211,646	20,082	$10.54
R6 Class	$290,390,253	27,546,079	$10.54
*Maximum offering price $11.04 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2018
Investment Income (Loss)
Income:
Interest	$177,894,411

Expenses:
Management fees	31,120,697
Distribution and service fees:
A Class	710,747
C Class	568,127
R Class	65,974
Trustees' fees and expenses	382,453
Other expenses	51,512
32,899,510

Net investment income (loss)	144,994,901

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(3,332,050)
Forward foreign currency exchange contract transactions	(233,571)
Futures contract transactions	(18,039,271)
Swap agreement transactions	(1,019,481)
Foreign currency translation transactions	270,281
(22,354,092)

Change in net unrealized appreciation (depreciation) on:
Investments	(48,392,447)
Forward foreign currency exchange contracts	(5,081,770)
Futures contracts	(5,427,854)
Swap agreements	(636,482)
Translation of assets and liabilities in foreign currencies	118,838
(59,419,715)

Net realized and unrealized gain (loss)	(81,773,807)

Net Increase (Decrease) in Net Assets Resulting from Operations	$63,221,094

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2018 AND MARCH 31, 2017
Increase (Decrease) in Net Assets	March 31, 2018	March 31, 2017
Operations
Net investment income (loss)	$144,994,901	$115,123,409
Net realized gain (loss)	(22,354,092)	4,208,198
Change in net unrealized appreciation (depreciation)	(59,419,715)	(95,993,261)
Net increase (decrease) in net assets resulting from operations	63,221,094	23,338,346

Distributions to Shareholders
From net investment income:
Investor Class	(62,152,148)	(50,704,096)
I Class	(59,845,056)	(63,863,974)
Y Class	(8,862,381)	—
A Class	(5,456,025)	(8,864,792)
C Class	(665,347)	(955,662)
R Class	(220,384)	(329,460)
R5 Class	(3,899)	—
R6 Class	(7,005,353)	(3,256,413)
From net realized gains:
Investor Class	—	(2,768,117)
I Class	—	(3,553,001)
A Class	—	(533,222)
C Class	—	(90,363)
R Class	—	(19,087)
R6 Class	—	(152,609)
Decrease in net assets from distributions	(144,210,593)	(135,090,796)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(227,459,489)	1,596,477,250

Net increase (decrease) in net assets	(308,448,988)	1,484,724,800

Net Assets
Beginning of period	6,497,645,132	5,012,920,332
End of period	$6,189,196,144	$6,497,645,132

Distributions in excess of net investment income	$(1,328,765)	$(2,074,835)

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2018

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities.

The fund offers the Investor Class, I Class (formerly Institutional Class), Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the Y Class and R5 Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements on futures contracts, forward commitments, swap agreements and certain forward foreign currency exchange contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 12% of the shares of the fund.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2018 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2925% to 0.4100%	0.2500% to 0.3100%	0.59%
I Class		0.0500% to 0.1100%	0.39%
Y Class		0.0200% to 0.0800%	0.36%
A Class		0.2500% to 0.3100%	0.59%
C Class		0.2500% to 0.3100%	0.59%
R Class		0.2500% to 0.3100%	0.59%
R5 Class		0.0500% to 0.1100%	0.39%
R6 Class		0.0000% to 0.0600%	0.34%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2018 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2018 totaled $12,585,692,665, of which $10,646,734,611 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2018 totaled $12,826,022,248, of which $11,929,448,290 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2018(1)		Year ended March 31, 2017
	Shares	Amount	Shares	Amount
Investor Class
Sold	59,363,301	$637,342,177	123,209,664	$1,317,963,425
Issued in reinvestment of distributions	5,702,664	61,217,549	4,812,728	52,198,597
Redeemed	(75,936,255)	(816,187,082)	(51,911,549)	(561,458,844)
	(10,870,290)	(117,627,356)	76,110,843	808,703,178
I Class
Sold	94,988,987	1,020,760,843	122,841,167	1,341,969,185
Issued in reinvestment of distributions	4,974,661	53,433,785	5,558,799	60,221,808
Redeemed	(144,359,287)	(1,558,436,468)	(71,951,897)	(776,358,120)
	(44,395,639)	(484,241,840)	56,448,069	625,832,873
Y Class			N/A
Sold	60,619,899	657,926,259
Issued in reinvestment of distributions	829,133	8,862,381
Redeemed	(4,168,029)	(44,622,021)
	57,281,003	622,166,619
A Class
Sold	4,113,616	44,297,328	11,456,486	124,814,369
Issued in reinvestment of distributions	490,752	5,275,532	852,026	9,249,317
Redeemed	(24,756,091)	(265,973,314)	(15,257,994)	(165,741,352)
	(20,151,723)	(216,400,454)	(2,949,482)	(31,677,666)
C Class
Sold	359,659	3,861,432	837,702	9,103,168
Issued in reinvestment of distributions	52,305	561,538	79,729	864,668
Redeemed	(2,035,896)	(21,887,355)	(2,146,796)	(23,218,108)
	(1,623,932)	(17,464,385)	(1,229,365)	(13,250,272)
R Class
Sold	284,099	3,045,386	655,943	7,141,790
Issued in reinvestment of distributions	20,364	218,695	31,983	347,726
Redeemed	(583,458)	(6,244,777)	(1,217,816)	(13,176,809)
	(278,995)	(2,980,696)	(529,890)	(5,687,293)
R5 Class			N/A
Sold	19,719	213,345
Issued in reinvestment of distributions	363	3,899
	20,082	217,244
R6 Class
Sold	7,387,159	79,278,161	24,291,336	259,524,519
Issued in reinvestment of distributions	650,210	6,981,536	318,653	3,409,022
Redeemed	(9,021,848)	(97,388,318)	(4,691,030)	(50,377,111)
	(984,479)	(11,128,621)	19,918,959	212,556,430
Net increase (decrease)	(21,003,973)	$(227,459,489)	147,769,134	$1,596,477,250

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the Y Class and R5 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$2,178,693,420	—
U.S. Government Agency Mortgage-Backed Securities	—	1,534,065,725	—
U.S. Treasury Securities	—	1,033,317,361	—
Sovereign Governments and Agencies	—	568,527,009	—
Collateralized Mortgage Obligations	—	552,431,821	—
Asset-Backed Securities	—	478,545,589	—
Commercial Mortgage-Backed Securities	—	310,056,889	—
U.S. Government Agency Securities	—	91,994,022	—
Municipal Securities	—	84,994,299	—
Temporary Cash Investments	$58,519	184,225,337	—
	$58,519	$7,016,851,472	—
Other Financial Instruments
Futures Contracts	$4,748,326	$2,915,465	—
Swap Agreements	—	493,542	—
Forward Foreign Currency Exchange Contracts	—	769,251	—
	$4,748,326	$4,178,258	—

Liabilities
Other Financial Instruments
Futures Contracts	$3,120,457	$10,611,527	—
Swap Agreements	—	61,317	—
Forward Foreign Currency Exchange Contracts	—	6,665,394	—
	$3,120,457	$17,338,238	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $42,142,857.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $142,505,281.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $585,435,329 futures contracts purchased and $562,160,253 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements during the period was $1,154,195,333.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $203,216,667.

Value of Derivative Instruments as of March 31, 2018

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$769,251	Unrealized depreciation on forward foreign currency exchange contracts	$6,665,394
Interest Rate Risk	Receivable for variation margin on futures contracts*	391,094	Payable for variation margin on futures contracts*	277,078
Other Contracts	Receivable for variation margin on swap agreements*	1,299	Payable for variation margin on swap agreements*	—
Other Contracts	Swap agreements	158,503	Swap agreements	61,317
		$1,320,147		$7,003,789

* Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2018

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$1,128,391	Change in net unrealized appreciation (depreciation) on swap agreements	$(632,945)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(233,571)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(5,081,770)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(18,039,271)	Change in net unrealized appreciation (depreciation) on futures contracts	(5,427,854)
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(2,147,872)	Change in net unrealized appreciation (depreciation) on swap agreements	—
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	(3,537)
		$(19,292,323)		$(11,146,106)

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liablities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$144,210,593	$132,972,508
Long-term capital gains	—	$2,118,288

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$7,038,170,571
Gross tax appreciation of investments	$72,282,708
Gross tax depreciation of investments	(93,543,288)
Net tax appreciation (depreciation) of investments	(21,260,580)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	545,003
Net tax appreciation (depreciation)	$(20,715,577)
Other book-to-tax adjustments	$(7,961,605)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(33,052,013)
Accumulated long-term capital losses	$(10,853,216)
Late-year ordinary loss deferral	$(897,845)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$10.68	0.23	(0.14)	0.09	(0.23)	—	(0.23)	$10.54	0.86%	0.60%	2.19%	179%	$2,742,374
2017	$10.88	0.22	(0.17)	0.05	(0.24)	(0.01)	(0.25)	$10.68	0.51%	0.60%	2.02%	133%	$2,895,840
2016	$11.01	0.22	(0.06)	0.16	(0.29)	—	(0.29)	$10.88	1.49%	0.60%	2.04%	174%	$2,122,636
2015	$10.69	0.23	0.35	0.58	(0.26)	—	(0.26)	$11.01	5.47%	0.60%	2.10%	153%	$2,060,908
2014	$11.08	0.22	(0.26)	(0.04)	(0.26)	(0.09)	(0.35)	$10.69	(0.35)%	0.60%	2.01%	140%	$1,622,821
I Class(3)
2018	$10.68	0.25	(0.13)	0.12	(0.26)	—	(0.26)	$10.54	1.06%	0.40%	2.39%	179%	$2,296,395
2017	$10.88	0.24	(0.16)	0.08	(0.27)	(0.01)	(0.28)	$10.68	0.71%	0.40%	2.22%	133%	$2,801,686
2016	$11.01	0.24	(0.06)	0.18	(0.31)	—	(0.31)	$10.88	1.69%	0.40%	2.24%	174%	$2,240,569
2015	$10.69	0.25	0.35	0.60	(0.28)	—	(0.28)	$11.01	5.68%	0.40%	2.30%	153%	$2,626,563
2014	$11.08	0.24	(0.26)	(0.02)	(0.28)	(0.09)	(0.37)	$10.69	(0.15)%	0.40%	2.21%	140%	$2,380,507
Y Class
2018(4)	$10.70	0.26	(0.17)	0.09	(0.25)	—	(0.25)	$10.54	0.84%	0.37%(5)	2.52%(5)	179%(6)	$603,691

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2018	$10.68	0.20	(0.13)	0.07	(0.21)	—	(0.21)	$10.54	0.61%	0.85%	1.94%	179%	$196,563
2017	$10.89	0.19	(0.17)	0.02	(0.22)	(0.01)	(0.23)	$10.68	0.17%	0.85%	1.77%	133%	$414,571
2016	$11.02	0.19	(0.06)	0.13	(0.26)	—	(0.26)	$10.89	1.24%	0.85%	1.79%	174%	$454,565
2015	$10.69	0.20	0.36	0.56	(0.23)	—	(0.23)	$11.02	5.30%	0.85%	1.85%	153%	$418,741
2014	$11.09	0.19	(0.27)	(0.08)	(0.23)	(0.09)	(0.32)	$10.69	(0.69)%	0.85%	1.76%	140%	$343,248
C Class
2018	$10.68	0.13	(0.14)	(0.01)	(0.13)	—	(0.13)	$10.54	(0.14)%	1.60%	1.19%	179%	$48,386
2017	$10.89	0.11	(0.17)	(0.06)	(0.14)	(0.01)	(0.15)	$10.68	(0.57)%	1.60%	1.02%	133%	$66,394
2016	$11.01	0.11	(0.05)	0.06	(0.18)	—	(0.18)	$10.89	0.57%	1.60%	1.04%	174%	$81,039
2015	$10.69	0.12	0.35	0.47	(0.15)	—	(0.15)	$11.01	4.42%	1.60%	1.10%	153%	$83,655
2014	$11.09	0.11	(0.27)	(0.16)	(0.15)	(0.09)	(0.24)	$10.69	(1.43)%	1.60%	1.01%	140%	$91,892
R Class
2018	$10.68	0.18	(0.14)	0.04	(0.18)	—	(0.18)	$10.54	0.36%	1.10%	1.69%	179%	$11,186
2017	$10.89	0.16	(0.17)	(0.01)	(0.19)	(0.01)	(0.20)	$10.68	(0.08)%	1.10%	1.52%	133%	$14,318
2016	$11.02	0.17	(0.07)	0.10	(0.23)	—	(0.23)	$10.89	0.98%	1.10%	1.54%	174%	$20,362
2015	$10.70	0.18	0.34	0.52	(0.20)	—	(0.20)	$11.02	4.94%	1.10%	1.60%	153%	$21,041
2014	$11.09	0.16	(0.25)	(0.09)	(0.21)	(0.09)	(0.30)	$10.70	(0.84)%	1.10%	1.51%	140%	$23,114
R5 Class
2018(4)	$10.70	0.26	(0.17)	0.09	(0.25)	—	(0.25)	$10.54	0.81%	0.40%(5)	2.46%(5)	179%(6)	$212

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2018	$10.68	0.26	(0.14)	0.12	(0.26)	—	(0.26)	$10.54	1.11%	0.35%	2.44%	179%	$290,390
2017	$10.89	0.24	(0.17)	0.07	(0.27)	(0.01)	(0.28)	$10.68	0.67%	0.35%	2.27%	133%	$304,836
2016	$11.01	0.25	(0.06)	0.19	(0.31)	—	(0.31)	$10.89	1.83%	0.35%	2.29%	174%	$93,751
2015	$10.69	0.24	0.37	0.61	(0.29)	—	(0.29)	$11.01	5.73%	0.35%	2.35%	153%	$96,829
2014(7)	$10.72	0.17	0.09	0.26	(0.20)	(0.09)	(0.29)	$10.69	2.39%	0.35%(5)	2.33%(5)	140%(8)	$26

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to April 10, 2017, the I Class was referred to as the Institutional Class.

(4)	April 10, 2017 (commencement of sale) through March 31, 2018.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(7)	July 26, 2013 (commencement of sale) through March 31, 2014.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Diversified Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Diversified Bond Fund (one of the twelve funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2018, the related statement of operations for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

55

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None

56

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

57

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

58

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

59

Notes

60

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92280 1805

Annual Report

March 31, 2018

High Income Fund
Investor Class (AHIVX)
I Class (AHIIX)
Y Class (NPHIX)
A Class (AHIAX)
R5 Class (AHIEX)
R6 Class (AHIDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the six-month period ended March 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Volatility Reversed High-Yield Returns

Early in the reporting period, high-yield bonds generally advanced against a backdrop of robust corporate earnings results, steady economic growth, still-low interest rates, rising oil prices, and the anticipated pro-growth benefits of U.S. tax reform. Relatively muted inflation and gradual—and well telegraphed—tightening from the Federal Reserve (the Fed) also contributed to the largely supportive backdrop.

Then, in early February, a force that was largely dormant during 2017—volatility—re-emerged. Robust U.S. wage growth triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. Treasury yields climbed to their highest levels in several years, and stock prices plunged into correction territory. Economic data released in March helped calm the unrest, and markets generally recovered much of the previous weeks’ losses. However, a fresh round of worries emerged when President Trump announced the U.S. would implement tariffs on certain imports from China. This news sparked fears of a global trade war and triggered a flight to quality in the financial markets.

Despite the resurgence of volatility and risk-off investing in the second half of the period, high-yield bonds declined only slightly for the six-month period. Aided by their yield advantages and modest gains in late 2017, high-yield bonds generally outperformed U.S. Treasuries and investment-grade corporate bonds, but they lagged U.S. stocks.

With inflationary pressures mounting, Treasury yields rising, volatility resurfacing, and the implications of tax reform still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2018
				Average Annual Returns
	Ticker Symbol	6 months	1 year	5 years	Since Inception	Inception Date
Y Class	NPHIX	0.31%	3.74%	5.40%	5.98%	12/27/12
ICE BofAML U.S. High Yield Constrained Index	—	-0.50%	3.70%	5.01%	5.33%	—
Investor Class	AHIVX	—	—	—	0.29%	10/2/17
I Class	AHIIX	—	—	—	0.23%	10/2/17
A Class	AHIAX					10/2/17
No sales charge		—	—	—	0.06%
With sales charge		—	—	—	-4.48%
R5 Class	AHIEX	—	—	—	0.27%	10/2/17
R6 Class	AHIDX	—	—	—	0.31%	10/2/17
The fund acquired the net assets and assumed the historical performance of the Nomura High Yield Fund, a series of The Advisors’ Inner Circle Fund III on October 2, 2017. Accordingly, the performance shown for periods prior to October 2, 2017 represents the performance of Class I shares of the Nomura High Yield Fund. In addition, the Nomura High Yield Fund acquired the net assets and assumed the historical performance of the High Yield Fund, a series of Nomura Partners Funds, Inc. on December 8, 2014. Accordingly, the performance shown for periods before December 8, 2014 represents the performance of Class I shares of the High Yield Fund. The Nomura High Yield Fund and the High Yield Fund returns in the table have not been adjusted to reflect the fund’s expenses. If the Nomura High Yield Fund and the High Yield Fund performance information had been adjusted to reflect the fund’s expenses, the performance may have been higher or lower for a given period depending on the expenses incurred by the Nomura High Yield Fund and the High Yield Fund for that period.

Y Class returns would have been lower if a portion of the fees had not been waived. Prior to October 2, 2017, the Y Class was referred to as Class I shares of the Nomura High Yield Fund.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made December 27, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2018
Y Class — $13,570

ICE BofAML U.S. High Yield Constrained Index — $13,142

Ending value of Y Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	R5 Class	R6 Class
0.78%	0.68%	0.58%	1.03%	0.58%	0.53%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Investment Advisor: American Century Investment Management, Inc.
Subadvisor: Nomura Corporate Research and Asset Management Inc.
Portfolio Managers: Steve Kotsen and David Crall
Performance Summary
High Income returned 0.31%* for the six-month annual reporting period ended March 31, 2018. By comparison, the ICE BofAML U.S. High Yield Constrained Index returned -0.50%. Fund returns reflect operating expenses, while index returns do not.
The last quarter of 2017 and the first quarter of 2018 were diametrically opposed. In the last few months of 2017, positive economic momentum and the passage of U.S. tax reform generally supported risk markets, though the high-yield sector did not experience the exuberance seen in U.S. equity markets. Oil prices also rallied, supported by the Organization of the Petroleum Exporting Countries (OPEC) supply caps, production problems in Venezuela, and expectations for solid demand in a growing global economy. Economic data released in the fourth quarter of 2017, including the Institute of Supply Management survey of factory activity, confirmed a strong trend of domestic business investment, steady spending by U.S. households, and improving global demand. Market participants continued to focus on positive economic growth in January but were roiled in February by stronger-than-expected U.S. wage growth, a surge in volatility, and new Federal Reserve (Fed) Chairman Jerome Powell suggesting the central bank could accelerate the pace of monetary tightening if economic growth accelerates.
Overall, macroeconomic-related events during the first quarter of 2018, rather than credit fundamentals, generally drove the volatility in the high-yield market. The key factors included a slightly more-hawkish tone from the Fed, potential trade frictions resulting from President Trump’s tariff plan, and steep declines in information technology stocks.
Security Selection, Lower-Quality Bias Drove Results
Security selection within several sectors primarily accounted for the portfolio’s relative outperformance for the period. In particular, our selections within the energy–exploration and production, support–services (which includes several industry types, such as equipment rentals, auction houses, and other service providers), and cable and satellite TV sectors were key contributors. In addition, our relative overweight to securities with B and CCC credit ratings also aided performance, as lower-quality bonds generally outperformed the high-yield sector’s higher-quality BB-rated securities.
Meanwhile, security selection within the telecommunications–satellite, telecommunications–wireless, and forestry/paper sectors were the main detractors from relative results.
Portfolio Positioning
Despite the recent equity market sell-off and subsequent increase in market volatility, we maintain a positive outlook for the high-yield market. The U.S. economy appears to be benefiting from fiscal stimulus and increased business investment. Although the Fed remains in monetary policy-

*All fund returns referenced in this commentary are for Y Class shares. Total returns for periods less than one year are not annualized. Performance for other share classes will vary due to differences in fee structure; when Y Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

tightening mode, we believe the central bank will be flexible and data-dependent in an effort to support sustainable growth. We expect synchronized global growth to continue in 2018, and we believe high-yield fundamentals remain sound. Against this backdrop, we expect a relatively low default rate of 1.5% to 2.0% for 2018.

Given the outlook for continued global growth and ongoing monetary normalization from the Fed, we have actively sought to reduce the portfolio’s duration risk and Treasury yield sensitivity. The portfolio ended the period with a shorter-than-index duration—and the shortest duration we have taken since the fixed-income market’s “Taper Tantrum” in 2013. We are expressing our top-down macroeconomic view through the portfolio’s underweight position relative to the index in BB-rated securities, which typically have lower coupons, longer durations, and weaker covenants. We actively seek to overweight select higher-coupon, shorter-duration securities with B and CCC credit-quality ratings.

The portfolio ended the period with overweight positions in the energy–exploration and production, electronics, metals/mining, and gaming (excluding Atlantic City) sectors. We believe these sectors have the potential to perform well as the economy and consumer sentiment and spending continue to improve. The portfolio ended the period with underweight positions in the health care facilities, retail, and telecommunications–wireline sectors. We believe these industries appear to be experiencing secular changes that may hamper their ability to outperform in the near term.

6

Fund Characteristics

MARCH 31, 2018
Types of Investments in Portfolio	% of net assets
Corporate Bonds	84.4%
Bank Loan Obligations	4.0%
Preferred Stocks	2.5%
Common Stocks	0.3%
Convertible Bonds	0.1%
Asset-Backed Securities	—*
Escrow Interests	—*
Rights	—*
Warrants	—*
Temporary Cash Investments	7.2%
Other Assets and Liabilities	1.5%
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period(1) 10/1/17 - 3/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,002.90	$3.85	0.78%
I Class	$1,000	$1,002.30	$3.36	0.68%
Y Class	$1,000	$1,003.10	$2.90	0.58%
A Class	$1,000	$1,000.60	$5.08	1.03%
R5 Class	$1,000	$1,002.70	$2.86	0.58%
R6 Class	$1,000	$1,003.10	$2.62	0.53%
Hypothetical
Investor Class	$1,000	$1,021.04	$3.93	0.78%
I Class	$1,000	$1,021.54	$3.43	0.68%
Y Class	$1,000	$1,022.04	$2.92	0.58%
A Class	$1,000	$1,019.80	$5.19	1.03%
R5 Class	$1,000	$1,022.04	$2.92	0.58%
R6 Class	$1,000	$1,022.29	$2.67	0.53%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2018

	Principal Amount/Shares	Value
CORPORATE BONDS — 84.4%
Aerospace and Defense — 1.3%
Bombardier, Inc., 7.75%, 3/15/20(1)	$50,000	$53,625
Bombardier, Inc., 8.75%, 12/1/21(1)	425,000	468,031
Bombardier, Inc., 6.00%, 10/15/22(1)	225,000	224,156
Bombardier, Inc., 6.125%, 1/15/23(1)	300,000	300,747
Bombardier, Inc., 7.50%, 12/1/24(1)	125,000	129,687
Bombardier, Inc., 7.50%, 3/15/25(1)	125,000	128,906
Pioneer Holdings LLC / Pioneer Finance Corp., 9.00%, 11/1/22(1)	100,000	104,500
StandardAero Aviation Holdings, Inc., 10.00%, 7/15/23(1)	25,000	27,281
TransDigm, Inc., 6.00%, 7/15/22	175,000	178,937
TransDigm, Inc., 6.50%, 5/15/25	75,000	75,938
TransDigm, Inc., 6.375%, 6/15/26	175,000	176,750
Triumph Group, Inc., 4.875%, 4/1/21	25,000	24,563
Triumph Group, Inc., 7.75%, 8/15/25	125,000	128,438
		2,021,559
Air Freight and Logistics — 0.2%
XPO Logistics, Inc., 6.50%, 6/15/22(1)	250,000	258,750
XPO Logistics, Inc., 6.125%, 9/1/23(1)	50,000	51,813
		310,563
Airlines — 0.6%
Air Canada, 7.75%, 4/15/21(1)	375,000	411,562
Allegiant Travel Co., 5.50%, 7/15/19	175,000	178,500
American Airlines Group, Inc., 6.125%, 6/1/18	50,000	50,312
American Airlines Group, Inc., 4.625%, 3/1/20(1)	175,000	176,969
Intrepid Aviation Group Holdings LLC / Intrepid Finance Co., 6.875%, 2/15/19(1)	50,000	49,500
United Continental Holdings, Inc., 6.00%, 12/1/20	25,000	26,375
United Continental Holdings, Inc., 4.25%, 10/1/22	50,000	49,063
		942,281
Auto Components — 1.0%
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	125,000	129,531
American Axle & Manufacturing, Inc., 6.25%, 4/1/25	25,000	25,031
Cooper-Standard Automotive, Inc., 5.625%, 11/15/26(1)	100,000	100,000
Dana, Inc., 6.00%, 9/15/23	375,000	389,437
Delphi Technologies plc, 5.00%, 10/1/25(1)	175,000	168,219
Exide Technologies, (Toggle PIK), 11.00%, 4/30/20 (Acquired 4/30/15 - 12/5/17, Cost $204,951)(2)	210,865	184,507
Goodyear Tire & Rubber Co. (The), 5.00%, 5/31/26	150,000	146,438
Lear Corp., 5.375%, 3/15/24	50,000	52,447
Tenneco, Inc., 5.375%, 12/15/24	150,000	152,625
Tenneco, Inc., 5.00%, 7/15/26	75,000	72,960
Titan International, Inc., 6.50%, 11/30/23(1)	175,000	180,688
		1,601,883

10

	Principal Amount/Shares	Value
Automobiles — 0.6%
Ally Financial, Inc., 3.25%, 11/5/18	$325,000	$325,812
Ally Financial, Inc., 8.00%, 12/31/18	100,000	103,375
Ally Financial, Inc., 3.75%, 11/18/19	100,000	100,500
Ally Financial, Inc., 4.125%, 3/30/20	400,000	402,500
Ally Financial, Inc., 7.50%, 9/15/20	25,000	27,094
		959,281
Banks — 0.5%
Barclays Bank plc, 7.625%, 11/21/22	200,000	219,845
Barclays Bank plc, VRN, 7.75%, 4/10/18(4)	200,000	200,540
GLP Capital LP / GLP Financing II, Inc., 4.375%, 11/1/18	375,000	377,580
Wells Fargo & Co., VRN, 5.90%, 6/15/24(4)	50,000	51,567
		849,532
Building Products — 0.2%
Griffon Corp., 5.25%, 3/1/22	200,000	201,560
Hardwoods Acquisition, Inc., 7.50%, 8/1/21(1)	50,000	45,750
NWH Escrow Corp., 7.50%, 8/1/21(1)	50,000	45,750
		293,060
Capital Markets — 0.2%
Lions Gate Capital Holdings LLC, 5.875%, 11/1/24(1)	50,000	52,125
MSCI, Inc., 4.75%, 8/1/26(1)	50,000	49,625
NFP Corp., 6.875%, 7/15/25(1)	150,000	149,625
		251,375
Chemicals — 2.1%
A Schulman, Inc., 6.875%, 6/1/23	50,000	53,000
Alpha 3 BV / Alpha US Bidco, Inc., 6.25%, 2/1/25(1)	200,000	203,500
Blue Cube Spinco, Inc., 10.00%, 10/15/25	125,000	147,500
CF Industries, Inc., 7.125%, 5/1/20	299,000	319,930
CF Industries, Inc., 5.375%, 3/15/44	250,000	227,575
Consolidated Energy Finance SA, 6.75%, 10/15/19(1)	200,000	202,500
CVR Partners LP / CVR Nitrogen Finance Corp., 9.25%, 6/15/23(1)	50,000	53,423
GCP Applied Technologies, Inc., 5.50%, 4/15/26(1)(3)	50,000	49,938
Hexion, Inc., 6.625%, 4/15/20	50,000	46,875
Hexion, Inc., 10.00%, 4/15/20	75,000	72,937
Hexion, Inc., 10.375%, 2/1/22(1)	125,000	121,562
Hexion, Inc., 13.75%, 2/1/22(1)	200,000	171,000
Hexion, Inc. / Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20	350,000	266,000
Kissner Holdings LP / Kissner Milling Co. Ltd. / BSC Holding, Inc. / Kissner USA, 8.375%, 12/1/22(1)	100,000	102,500
NOVA Chemicals Corp., 5.25%, 6/1/27(1)	75,000	71,438
Olin Corp., 5.00%, 2/1/30	125,000	119,844
Platform Specialty Products Corp., 5.875%, 12/1/25(1)	75,000	73,406
PQ Corp., 5.75%, 12/15/25(1)	50,000	49,625
SPCM SA, 4.875%, 9/15/25(1)	200,000	194,750
TPC Group, Inc., 8.75%, 12/15/20(1)	250,000	252,425
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.375%, 9/1/25(1)	175,000	172,375

11

	Principal Amount/Shares	Value
Tronox Finance plc, 5.75%, 10/1/25(1)	$200,000	$195,000
Valvoline, Inc., 5.50%, 7/15/24	75,000	77,156
Venator Finance S.a.r.l. / Venator Materials LLC, 5.75%, 7/15/25(1)	50,000	50,125
Versum Materials, Inc., 5.50%, 9/30/24(1)	50,000	51,875
		3,346,259
Commercial Services and Supplies — 1.3%
ADT Corp. (The), 5.25%, 3/15/20	350,000	358,750
APTIM Corp., 7.75%, 6/15/25(1)	150,000	130,125
Brand Industrial Services, Inc., 8.50%, 7/15/25(1)	175,000	183,312
Covanta Holding Corp., 5.875%, 3/1/24	25,000	24,563
Envision Healthcare Corp., 5.125%, 7/1/22(1)	50,000	50,000
Garda World Security Corp., 7.25%, 11/15/21(1)	100,000	101,250
Garda World Security Corp., 8.75%, 5/15/25(1)	225,000	236,250
Iron Mountain, Inc., 5.75%, 8/15/24	75,000	73,031
Iron Mountain, Inc., 5.25%, 3/15/28(1)	100,000	94,625
KAR Auction Services, Inc., 5.125%, 6/1/25(1)	75,000	74,813
Live Nation Entertainment, Inc., 5.625%, 3/15/26(1)	75,000	76,125
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/1/22(1)	100,000	100,750
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23(1)	128,000	139,040
Ritchie Bros Auctioneers, Inc., 5.375%, 1/15/25(1)	75,000	75,188
TMS International Corp., 7.25%, 8/15/25(1)	75,000	78,375
Waste Pro USA, Inc., 5.50%, 2/15/26(1)	75,000	74,250
Weight Watchers International, Inc., 8.625%, 12/1/25(1)	75,000	80,062
Wrangler Buyer Corp., 6.00%, 10/1/25(1)	50,000	49,375
		1,999,884
Communications Equipment — 0.8%
CommScope, Inc., 5.00%, 6/15/21(1)	125,000	127,187
Nokia Oyj, 3.375%, 6/12/22	25,000	24,158
Zayo Group LLC / Zayo Capital, Inc., 6.00%, 4/1/23	900,000	929,250
Zayo Group LLC / Zayo Capital, Inc., 6.375%, 5/15/25	150,000	155,812
Zayo Group LLC / Zayo Capital, Inc., 5.75%, 1/15/27(1)	50,000	48,938
		1,285,345
Construction and Engineering — 0.3%
Engility Corp., 8.875%, 9/1/24	25,000	26,086
New Enterprise Stone & Lime Co., Inc., 10.125%, 4/1/22(1)	200,000	215,500
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/26(1)	100,000	100,375
SBA Communications Corp., 4.00%, 10/1/22(1)	200,000	192,500
		534,461
Construction Materials — 1.0%
Airxcel, Inc., 8.50%, 2/15/22(1)	120,000	130,350
American Woodmark Corp., 4.875%, 3/15/26(1)	50,000	48,938
BMC East LLC, 5.50%, 10/1/24(1)	75,000	75,187
Builders FirstSource, Inc., 5.625%, 9/1/24(1)	50,000	50,437
CPG Merger Sub LLC, 8.00%, 10/1/21(1)	100,000	101,375
Gibraltar Industries, Inc., 6.25%, 2/1/21	50,000	50,650
12

	Principal Amount/Shares	Value
Pattern Energy Group, Inc., 5.875%, 2/1/24(1)	$100,000	$102,750
Standard Industries, Inc., 5.375%, 11/15/24(1)	175,000	178,062
Standard Industries, Inc., 4.75%, 1/15/28(1)	50,000	47,298
Summit Materials LLC / Summit Materials Finance Corp., 6.125%, 7/15/23	50,000	51,250
Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 6/1/25(1)	25,000	24,313
TerraForm Power Operating LLC, 4.25%, 1/31/23(1)	125,000	120,469
TerraForm Power Operating LLC, VRN, 6.625%, 6/15/25(1)(4)	25,000	26,969
TerraForm Power Operating LLC, 5.00%, 1/31/28(1)	125,000	119,062
US Concrete, Inc., 6.375%, 6/1/24	450,000	469,125
		1,596,235
Consumer Discretionary — 0.5%
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(1)	550,000	528,649
Netflix, Inc., 4.875%, 4/15/28(1)	325,000	312,926
		841,575
Consumer Finance — 2.4%
4finance SA, 10.75%, 5/1/22(1)	200,000	207,109
ASP AMC Merger Sub, Inc., 8.00%, 5/15/25(1)	275,000	259,187
Cardtronics, Inc. / Cardtronics USA, Inc., 5.50%, 5/1/25(1)	75,000	71,063
CIT Group, Inc., 3.875%, 2/19/19	100,000	100,725
CIT Group, Inc., 4.125%, 3/9/21	50,000	50,375
CIT Group, Inc., 5.00%, 8/1/23	25,000	25,649
FirstCash, Inc., 5.375%, 6/1/24(1)	50,000	51,048
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	50,000	50,875
goeasy Ltd., 7.875%, 11/1/22(1)	25,000	26,868
Harland Clarke Holdings Corp., 9.25%, 3/1/21(1)	325,000	335,969
iPayment, Inc., 10.75%, 4/15/24(1)	25,000	27,813
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.875%, 8/1/21(1)	225,000	229,772
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.25%, 3/15/22(1)	125,000	125,312
Navient Corp., 5.00%, 10/26/20	25,000	25,219
Navient Corp., 5.875%, 3/25/21	75,000	76,969
Navient Corp., 6.625%, 7/26/21	50,000	52,125
Navient Corp., 6.50%, 6/15/22	125,000	129,375
Navient Corp., 7.25%, 9/25/23	275,000	288,750
Navient Corp., 5.875%, 10/25/24	75,000	73,875
Navient Corp., 6.75%, 6/25/25	100,000	101,625
Navient Corp., MTN, 8.45%, 6/15/18	100,000	101,100
Navient Corp., MTN, 4.875%, 6/17/19	50,000	50,525
Navient Corp., MTN, 8.00%, 3/25/20	150,000	159,750
Navient Corp., MTN, 6.125%, 3/25/24	550,000	550,687
OneMain Financial Holdings LLC, 7.25%, 12/15/21(1)	63,000	65,323
Park Aerospace Holdings Ltd., 5.25%, 8/15/22(1)	350,000	344,207
Springleaf Finance Corp., 6.00%, 6/1/20	25,000	25,906

13

	Principal Amount/Shares	Value
Springleaf Finance Corp., 6.875%, 3/15/25	$175,000	$176,094
		3,783,295
Containers and Packaging — 2.9%
ARD Finance SA, (Toggle PIK), 7.125%, 9/15/23	400,000	415,500
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 4.25%, 9/15/22(1)	200,000	199,500
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 7.25%, 5/15/24(1)	500,000	533,750
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.00%, 2/15/25(1)	600,000	604,500
Ball Corp., 4.375%, 12/15/20	250,000	255,000
Berry Global, Inc., 6.00%, 10/15/22	100,000	103,625
Berry Global, Inc., 4.50%, 2/15/26(1)	50,000	47,438
BWAY Holding Co., 5.50%, 4/15/24(1)	125,000	126,094
BWAY Holding Co., 7.25%, 4/15/25(1)	575,000	587,937
Flex Acquisition Co., Inc., 6.875%, 1/15/25(1)	50,000	49,594
Greif, Inc., 7.75%, 8/1/19	200,000	210,500
Multi-Color Corp., 6.125%, 12/1/22(1)	25,000	25,875
Owens-Brockway Glass Container, Inc., 5.00%, 1/15/22(1)	50,000	50,672
Owens-Brockway Glass Container, Inc., 5.375%, 1/15/25(1)	125,000	125,937
Owens-Brockway Glass Container, Inc., 6.375%, 8/15/25(1)	50,000	52,875
Plastipak Holdings, Inc., 6.25%, 10/15/25(1)	75,000	75,187
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	969,108	982,433
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(1)	50,000	50,548
Silgan Holdings, Inc., 4.75%, 3/15/25	25,000	24,375
W/S Packaging Holdings, Inc., 9.00%, 4/15/23(1)(3)	50,000	50,875
		4,572,215
Diversified Consumer Services — 0.1%
Matthews International Corp., 5.25%, 12/1/25(1)	75,000	74,063
Sotheby's, 4.875%, 12/15/25(1)	125,000	119,362
		193,425
Diversified Financial Services — 3.3%
Ally Financial, Inc., 3.50%, 1/27/19	25,000	25,094
Ally Financial, Inc., 5.125%, 9/30/24	75,000	76,781
Ally Financial, Inc., 8.00%, 11/1/31	225,000	275,625
Camelot Finance SA, 7.875%, 10/15/24(1)	350,000	366,187
CNG Holdings, Inc., 9.375%, 5/15/20(1)	150,000	148,500
Community Choice Financial, Inc., 10.75%, 5/1/19	50,000	46,750
Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc., 8.50%, 12/15/22(1)	150,000	150,375
Cornerstone Chemical Co., 6.75%, 8/15/24(1)	125,000	124,494
Exela Intermediate LLC / Exela Finance, Inc., 10.00%, 7/15/23(1)	225,000	228,656
FBM Finance, Inc., 8.25%, 8/15/21(1)	225,000	236,250
Hub Holdings LLC / Hub Holdings Finance, Inc., (Toggle PIK), 8.125%, 7/15/19(1)	50,000	50,125
HUB International Ltd., 7.875%, 10/1/21(1)	275,000	284,969

14

	Principal Amount/Shares	Value
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.00%, 8/1/20	$325,000	$331,703
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.875%, 2/1/22	50,000	50,313
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 2/1/22	250,000	255,000
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.75%, 2/1/24	25,000	25,531
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.375%, 12/15/25	100,000	100,750
Intelsat Connect Finance SA, 12.50%, 4/1/22(1)	372,000	287,370
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.375%, 4/1/20(1)	200,000	203,000
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.25%, 8/15/24(1)	200,000	198,380
JPMorgan Chase & Co., VRN, 6.75%, 2/1/24(4)	100,000	109,225
JPMorgan Chase & Co., VRN, 6.125%, 4/30/24(4)	150,000	157,312
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%, 8/1/18	100,000	100,563
Nationstar Mortgage LLC / Nationstar Capital Corp., 9.625%, 5/1/19	300,000	305,700
Nationstar Mortgage LLC / Nationstar Capital Corp., 7.875%, 10/1/20	50,000	51,125
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%, 6/1/22	150,000	153,844
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc., 6.375%, 12/15/22(1)	75,000	76,875
Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.75%, 6/1/25(1)	150,000	150,187
Travelport Corporate Finance plc, 6.00%, 3/15/26(1)	50,000	50,313
Trident Merger Sub, Inc., 6.625%, 11/1/25(1)	50,000	48,875
Vantiv LLC / Vanity Issuer Corp., 4.375%, 11/15/25(1)	200,000	194,000
VFH Parent LLC / Orchestra Co-Issuer, Inc., 6.75%, 6/15/22(1)	75,000	79,406
Werner FinCo LP / Werner FinCo, Inc., 8.75%, 7/15/25(1)	200,000	205,500
		5,148,778
Diversified Telecommunication Services — 3.6%
CenturyLink, Inc., 5.625%, 4/1/20	75,000	75,844
CenturyLink, Inc., 5.80%, 3/15/22	75,000	73,594
CenturyLink, Inc., 6.75%, 12/1/23	25,000	24,438
CenturyLink, Inc., 7.50%, 4/1/24	275,000	277,750
CenturyLink, Inc., 7.60%, 9/15/39	400,000	346,636
Cogent Communications Group, Inc., 5.375%, 3/1/22(1)	75,000	77,062
Frontier Communications Corp., 10.50%, 9/15/22	650,000	546,864
Frontier Communications Corp., 11.00%, 9/15/25	450,000	339,469
Frontier Communications Corp., 8.50%, 4/1/26(1)	175,000	170,187
Hughes Satellite Systems Corp., 6.625%, 8/1/26	250,000	250,625
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	100,000	93,000
Intelsat Jackson Holdings SA, 8.00%, 2/15/24(1)	75,000	79,031
Intelsat Jackson Holdings SA, 9.75%, 7/15/25(1)	725,000	678,781
Intelsat Luxembourg SA, 7.75%, 6/1/21	312,000	173,160
Intelsat Luxembourg SA, 8.125%, 6/1/23	75,000	36,375
Level 3 Financing, Inc., 5.375%, 8/15/22	50,000	50,125
Level 3 Financing, Inc., 5.625%, 2/1/23	375,000	376,294
Level 3 Financing, Inc., 5.375%, 1/15/24	50,000	48,844

15

	Principal Amount/Shares	Value
SoftBank Group Corp., 4.50%, 4/15/20(1)	$200,000	$204,460
Sprint Capital Corp., 6.875%, 11/15/28	175,000	163,844
Sprint Capital Corp., 8.75%, 3/15/32	1,250,000	1,309,375
Windstream Holding of the Midwest, Inc., 6.75%, 4/1/28	50,000	32,125
Windstream Services LLC / Windstream Finance Corp., 7.75%, 10/15/20	275,000	231,000
Windstream Services LLC / Windstream Finance Corp., 7.75%, 10/1/21	31,000	23,173
Windstream Services LLC / Windstream Finance Corp., 8.625%, 10/31/25(1)	43,000	39,990
		5,722,046
Electric Utilities — 0.1%
NextEra Energy Operating Partners LP, 4.25%, 9/15/24(1)	75,000	72,937
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)	50,000	47,313
		120,250
Electronic Equipment, Instruments and Components†
Itron, Inc., 5.00%, 1/15/26(1)	25,000	24,695
Energy Equipment and Services — 2.7%
Bristow Group, Inc., 8.75%, 3/1/23(1)	75,000	75,938
Calfrac Holdings LP, 7.50%, 12/1/20(1)	450,000	443,812
CSI Compressco LP / CSI Compressco Finance, Inc., 7.25%, 8/15/22	50,000	47,250
Diamond Offshore Drilling, Inc., 7.875%, 8/15/25	175,000	176,094
Ensco plc, 7.75%, 2/1/26	125,000	115,000
Exterran Energy Solutions LP / EES Finance Corp., 8.125%, 5/1/25(1)	125,000	132,812
FTS International, Inc., 6.25%, 5/1/22	250,000	251,875
Global Marine, Inc., 7.00%, 6/1/28	25,000	24,625
Jonah Energy LLC / Jonah Energy Finance Corp., 7.25%, 10/15/25(1)	125,000	113,125
KCA Deutag UK Finance plc, 9.625%, 4/1/23(1)(3)	200,000	201,750
Nabors Industries, Inc., 5.00%, 9/15/20	50,000	50,125
Nabors Industries, Inc., 4.625%, 9/15/21	25,000	24,256
Noble Holding International Ltd., 7.75%, 1/15/24	350,000	326,375
Noble Holding International Ltd., 7.875%, 2/1/26(1)	275,000	271,219
Noble Holding International Ltd., 6.20%, 8/1/40	25,000	16,625
Parker Drilling Co., 7.50%, 8/1/20	50,000	45,875
Parker Drilling Co., 6.75%, 7/15/22	50,000	39,000
Precision Drilling Corp., 5.25%, 11/15/24	25,000	23,563
Precision Drilling Corp., 7.125%, 1/15/26(1)	100,000	99,250
Rowan Cos., Inc., 7.375%, 6/15/25	100,000	94,250
Sanjel Corp., 7.50%, 6/19/19(1)(5)(6)	200,000	—
SESI LLC, 7.125%, 12/15/21	200,000	204,000
SESI LLC, 7.75%, 9/15/24(1)	75,000	77,812
Shelf Drilling Holdings Ltd., 8.25%, 2/15/25(1)	75,000	75,469
Transocean, Inc., 5.80%, 10/15/22	150,000	144,750
Transocean, Inc., 9.00%, 7/15/23(1)	100,000	106,750
Transocean, Inc., 7.50%, 1/15/26(1)	225,000	222,187
Transocean, Inc., 7.50%, 4/15/31	125,000	110,781

16

	Principal Amount/Shares	Value
Transocean, Inc., 9.35%, 12/15/41	$100,000	$99,500
Trinidad Drilling Ltd., 6.625%, 2/15/25(1)	75,000	70,313
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 4/1/26(1)	175,000	178,062
Weatherford International LLC, 9.875%, 3/1/25(1)	125,000	113,087
Weatherford International Ltd., 7.75%, 6/15/21	25,000	23,406
Weatherford International Ltd., 8.25%, 6/15/23	75,000	65,438
Weatherford International Ltd., 9.875%, 2/15/24	150,000	137,625
Weatherford International Ltd., 6.50%, 8/1/36	25,000	17,938
Weatherford International Ltd., 7.00%, 3/15/38	75,000	54,750
		4,274,687
Engineering and Construction — 0.1%
Weekley Homes LLC / Weekley Finance Corp., 6.625%, 8/15/25(1)	100,000	99,250
Equity Real Estate Investment Trusts (REITs) — 0.7%
CyrusOne LP / CyrusOne Finance Corp., 5.00%, 3/15/24	25,000	25,094
CyrusOne LP / CyrusOne Finance Corp., 5.375%, 3/15/27	25,000	25,000
Equinix, Inc., 5.375%, 4/1/23	350,000	359,187
Equinix, Inc., 5.375%, 5/15/27	150,000	152,625
FelCor Lodging LP, 6.00%, 6/1/25	375,000	388,125
GEO Group, Inc. (The), 6.00%, 4/15/26	25,000	24,625
Sabra Health Care LP / Sabra Capital Corp., 5.50%, 2/1/21	50,000	51,016
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.125%, 12/15/24(1)	100,000	91,000
		1,116,672
Financial Services — 0.1%
Solera LLC / Solera Finance, Inc., 10.50%, 3/1/24(1)	150,000	167,625
Food and Staples Retailing — 0.5%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC, 6.625%, 6/15/24	75,000	67,594
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC, 5.75%, 3/15/25	250,000	214,450
Cumberland Farms, Inc., 6.75%, 5/1/25(1)	150,000	156,375
HRG Group, Inc., 7.75%, 1/15/22	100,000	104,063
Ingles Markets, Inc., 5.75%, 6/15/23	50,000	50,235
Rite Aid Corp., 6.75%, 6/15/21	100,000	102,375
Rite Aid Corp., 7.70%, 2/15/27	25,000	21,375
US Foods, Inc., 5.875%, 6/15/24(1)	125,000	128,437
		844,904
Food Products — 0.7%
B&G Foods, Inc., 5.25%, 4/1/25	125,000	116,719
Chobani LLC / Chobani Finance Corp., Inc., 7.50%, 4/15/25(1)	150,000	155,062
Clearwater Seafoods, Inc., 6.875%, 5/1/25(1)	75,000	71,906
Hearthside Group Holdings LLC / Hearthside Finance Co., 6.50%, 5/1/22(1)	70,000	70,175
Pilgrim's Pride Corp., 5.75%, 3/15/25(1)	150,000	146,063
Pilgrim's Pride Corp., 5.875%, 9/30/27(1)	100,000	94,250
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 5.875%, 1/15/24	50,000	52,000

17

	Principal Amount/Shares	Value
Post Holdings, Inc., 5.75%, 3/1/27(1)	$450,000	$445,500
		1,151,675
Gas Utilities — 2.8%
American Midstream Partners LP / American Midstream Finance Corp., 8.50%, 12/15/21(1)	100,000	101,250
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.25%, 1/15/25	25,000	25,448
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.375%, 9/15/24	300,000	303,750
Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125%, 11/15/22(1)	75,000	76,687
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24	350,000	388,500
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27	25,000	24,906
Cheniere Energy Partners LP, 5.25%, 10/1/25(1)	100,000	98,875
CNX Midstream Partners LP / CNX Midstream Finance Corp., 6.50%, 3/15/26(1)	75,000	74,156
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.25%, 4/1/23	375,000	379,687
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25	100,000	99,500
Energy Transfer Equity LP, 7.50%, 10/15/20	775,000	836,516
Energy Transfer Equity LP, 4.25%, 3/15/23	150,000	146,250
Genesis Energy LP / Genesis Energy Finance Corp., 6.50%, 10/1/25	50,000	49,250
Genesis Energy LP / Genesis Energy Finance Corp., 6.25%, 5/15/26	50,000	47,750
Holly Energy Partners LP / Holly Energy Finance Corp., 6.00%, 8/1/24(1)	75,000	76,875
MPLX LP, 5.50%, 2/15/23	25,000	25,688
NGPL PipeCo LLC, 4.375%, 8/15/22(1)	125,000	124,687
NGPL PipeCo LLC, 4.875%, 8/15/27(1)	75,000	74,156
PBF Logistics LP / PBF Logistics Finance Corp., 6.875%, 5/15/23	150,000	152,625
PBF Logistics LP / PBF Logistics Finance Corp., 6.875%, 5/15/23(1)	100,000	101,750
Rockies Express Pipeline LLC, 6.875%, 4/15/40(1)	100,000	115,838
SemGroup Corp., 6.375%, 3/15/25	100,000	96,000
SemGroup Corp., 7.25%, 3/15/26	100,000	100,250
SemGroup Corp. / Rose Rock Finance Corp., 5.625%, 7/15/22	75,000	73,125
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.50%, 8/15/22	200,000	196,000
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.75%, 4/15/25	25,000	23,938
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 5.50%, 9/15/24(1)	75,000	76,687
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.125%, 11/15/19	250,000	251,250
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.75%, 3/15/24	25,000	26,531
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.125%, 2/1/25	25,000	24,969
TransMontaigne Partners LP / TLP Finance Corp., 6.125%, 2/15/26	75,000	75,563
Williams Cos., Inc. (The), 7.875%, 9/1/21	75,000	84,656
Williams Cos., Inc. (The), 3.70%, 1/15/23	25,000	24,438

18

	Principal Amount/Shares	Value
Williams Cos., Inc. (The), 4.55%, 6/24/24	$25,000	$25,299
		4,402,850
Health Care Equipment and Supplies — 0.3%
Avantor, Inc., 6.00%, 10/1/24(1)	100,000	99,750
DJO Finance LLC / DJO Finance Corp., 8.125%, 6/15/21(1)	50,000	50,375
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23(1)	50,000	40,250
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 6.625%, 5/15/22(1)	100,000	98,000
Universal Hospital Services, Inc., 7.625%, 8/15/20	150,000	151,875
		440,250
Health Care Providers and Services — 3.3%
CHS / Community Health Systems, Inc., 8.00%, 11/15/19	100,000	90,500
CHS / Community Health Systems, Inc., 7.125%, 7/15/20	50,000	40,938
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	225,000	131,344
DaVita, Inc., 5.75%, 8/15/22	50,000	51,350
DaVita, Inc., 5.125%, 7/15/24	100,000	97,812
DaVita, Inc., 5.00%, 5/1/25	50,000	48,453
Encompass Health Corp., 5.75%, 11/1/24	25,000	25,500
Envision Healthcare Corp., 5.625%, 7/15/22	150,000	151,425
Envision Healthcare Corp., 6.25%, 12/1/24(1)	100,000	103,750
HCA, Inc., 3.75%, 3/15/19	150,000	150,945
HCA, Inc., 6.50%, 2/15/20	250,000	262,812
HCA, Inc., 7.50%, 2/15/22	75,000	82,594
HCA, Inc., 5.875%, 3/15/22	100,000	105,625
HCA, Inc., 5.00%, 3/15/24	50,000	50,625
HCA, Inc., 5.375%, 2/1/25	125,000	125,625
HCA, Inc., 5.25%, 4/15/25	100,000	102,470
HCA, Inc., 5.875%, 2/15/26	75,000	76,500
HCA, Inc., MTN, 7.58%, 9/15/25	1,250,000	1,376,562
Kindred Healthcare, Inc., 8.00%, 1/15/20	109,000	115,949
Kindred Healthcare, Inc., 6.375%, 4/15/22	125,000	125,937
Kindred Healthcare, Inc., 8.75%, 1/15/23	50,000	53,125
LifePoint Health, Inc., 5.50%, 12/1/21	75,000	76,031
MPH Acquisition Holdings LLC, 7.125%, 6/1/24(1)	100,000	103,500
Polaris Intermediate Corp., (Toggle PIK), 8.50%, 12/1/22(1)	200,000	204,502
Select Medical Corp., 6.375%, 6/1/21	125,000	127,344
Tenet Healthcare Corp., 6.75%, 2/1/20	25,000	25,844
Tenet Healthcare Corp., 6.00%, 10/1/20	100,000	103,750
Tenet Healthcare Corp., 7.50%, 1/1/22(1)	50,000	52,875
Tenet Healthcare Corp., 8.125%, 4/1/22	475,000	496,969
Tenet Healthcare Corp., 6.75%, 6/15/23	500,000	491,250
Tenet Healthcare Corp., 4.625%, 7/15/24(1)	100,000	96,500
		5,148,406
Hotels, Restaurants and Leisure — 5.0%
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25(1)	475,000	454,670
Aramark Services, Inc., 5.125%, 1/15/24	150,000	153,375

19

	Principal Amount/Shares	Value
Aramark Services, Inc., 5.00%, 4/1/25(1)	$50,000	$50,515
Aramark Services, Inc., 5.00%, 2/1/28(1)	275,000	269,844
Boyd Gaming Corp., 6.875%, 5/15/23	325,000	344,094
Boyd Gaming Corp., 6.375%, 4/1/26	400,000	419,788
Boyne USA, Inc., 7.25%, 5/1/25(1)(3)	100,000	103,125
Churchill Downs, Inc., 4.75%, 1/15/28(1)	125,000	118,438
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 2/15/23(1)	200,000	206,000
Eldorado Resorts, Inc., 7.00%, 8/1/23	100,000	106,175
Eldorado Resorts, Inc., 6.00%, 4/1/25	175,000	178,500
Gateway Casinos & Entertainment Ltd., 8.25%, 3/1/24(1)	200,000	213,125
Golden Nugget, Inc., 6.75%, 10/15/24(1)	425,000	429,250
Golden Nugget, Inc., 8.75%, 10/1/25(1)	325,000	338,000
Inn of the Mountain Gods Resort & Casino, VRN, 9.25%, 11/30/20(1)(4)	50,000	45,750
IRB Holding Corp., 6.75%, 2/15/26(1)	125,000	122,825
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., 10.25%, 11/15/22(1)	100,000	109,250
Jacobs Entertainment, Inc., 7.875%, 2/1/24(1)	150,000	159,375
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.00%, 6/1/24(1)	50,000	49,813
LTF Merger Sub, Inc., 8.50%, 6/15/23(1)	575,000	604,469
MGM Resorts International, 8.625%, 2/1/19	50,000	52,474
MGM Resorts International, 6.75%, 10/1/20	475,000	505,875
MGM Resorts International, 6.625%, 12/15/21	125,000	135,156
MGM Resorts International, 7.75%, 3/15/22	50,000	55,813
Mohegan Gaming & Entertainment, 7.875%, 10/15/24(1)	350,000	349,562
Nathan's Famous, Inc., 6.625%, 11/1/25(1)	75,000	75,750
NCL Corp. Ltd., 4.75%, 12/15/21(1)	150,000	151,875
Scientific Games International, Inc., 6.25%, 9/1/20	100,000	100,625
Scientific Games International, Inc., 6.625%, 5/15/21	75,000	77,156
Scientific Games International, Inc., 10.00%, 12/1/22	575,000	621,359
Scientific Games International, Inc., 5.00%, 10/15/25(1)	75,000	73,125
Silversea Cruise Finance Ltd., 7.25%, 2/1/25(1)	125,000	132,812
Station Casinos LLC, 5.00%, 10/1/25(1)	350,000	333,375
Viking Cruises Ltd., 6.25%, 5/15/25(1)	25,000	25,125
Viking Cruises Ltd., 5.875%, 9/15/27(1)	100,000	95,000
VOC Escrow Ltd., 5.00%, 2/15/28(1)	25,000	23,875
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)	175,000	171,937
Wynn Macau Ltd., 4.875%, 10/1/24(1)	200,000	195,500
Wynn Macau Ltd., 5.50%, 10/1/27(1)	200,000	196,500
		7,849,275
Household Durables — 1.8%
Ashton Woods USA LLC / Ashton Woods Finance Co., 6.875%, 2/15/21(1)	45,000	45,337
Ashton Woods USA LLC / Ashton Woods Finance Co., 6.75%, 8/1/25(1)	75,000	73,500
AV Homes, Inc., 6.625%, 5/15/22	175,000	178,976

20

	Principal Amount/Shares	Value
Beazer Homes USA, Inc., 8.75%, 3/15/22	$100,000	$108,000
Beazer Homes USA, Inc., 7.25%, 2/1/23	13,000	13,504
Beazer Homes USA, Inc., 6.75%, 3/15/25	50,000	49,750
Brookfield Residential Properties, Inc., 6.375%, 5/15/25(1)	100,000	101,750
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.125%, 7/1/22(1)	75,000	77,344
Century Communities, Inc., 6.875%, 5/15/22	175,000	181,317
Century Communities, Inc., 5.875%, 7/15/25	100,000	95,500
K Hovnanian Enterprises, Inc., 10.00%, 7/15/22(1)	25,000	26,680
K Hovnanian Enterprises, Inc., 13.50%, 2/1/26(1)	26,000	30,680
K Hovnanian Enterprises, Inc., 5.00%, 2/1/40(1)	26,000	15,860
KB Home, 7.00%, 12/15/21	125,000	134,531
Lennar Corp., 6.95%, 6/1/18	100,000	100,750
Lennar Corp., 4.125%, 1/15/22	175,000	172,760
Lennar Corp., 5.25%, 6/1/26(1)	25,000	24,813
Lennar Corp., 5.00%, 6/15/27(1)	200,000	196,000
Mattamy Group Corp., 6.50%, 10/1/25(1)	75,000	76,125
Meritage Homes Corp., 7.15%, 4/15/20	25,000	26,500
Meritage Homes Corp., 6.00%, 6/1/25(1)	75,000	77,261
Meritage Homes Corp., 6.00%, 6/1/25	75,000	77,261
Shea Homes LP / Shea Homes Funding Corp., 6.125%, 4/1/25(1)	275,000	279,469
TRI Pointe Group, Inc., 5.25%, 6/1/27	300,000	286,125
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24	50,000	50,985
William Lyon Homes, Inc., 5.75%, 4/15/19	25,000	25,140
William Lyon Homes, Inc., 7.00%, 8/15/22	25,000	25,688
William Lyon Homes, Inc., 6.00%, 9/1/23(1)	100,000	100,312
William Lyon Homes, Inc., 5.875%, 1/31/25	125,000	121,719
Williams Scotsman International, Inc., 7.875%, 12/15/22(1)	150,000	155,531
		2,929,168
Household Products — 0.2%
Central Garden & Pet Co., 6.125%, 11/15/23	50,000	52,437
Prestige Brands, Inc., 5.375%, 12/15/21(1)	50,000	50,563
Prestige Brands, Inc., 6.375%, 3/1/24(1)	75,000	77,062
Scotts Miracle-Gro Co. (The), 5.25%, 12/15/26	50,000	49,688
Spectrum Brands, Inc., 6.625%, 11/15/22	50,000	51,750
Spectrum Brands, Inc., 6.125%, 12/15/24	25,000	25,875
		307,375
Industrial — 0.1%
FXI Holdings, Inc., 7.875%, 11/1/24(1)	75,000	73,641
Jeld-Wen, Inc., 4.625%, 12/15/25(1)	50,000	48,125
Pisces Midco, Inc., 8.00%, 4/15/26(1)(3)	50,000	50,000
		171,766
Industrial Conglomerates — 1.2%
American Builders & Contractors Supply Co., Inc., 5.625%, 4/15/21(1)	14,000	14,263
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23(1)	25,000	25,750
Avantor, Inc., 9.00%, 10/1/25(1)	100,000	98,188

21

	Principal Amount/Shares	Value
Beacon Roofing Supply, Inc., 6.375%, 10/1/23	$75,000	$79,125
Concordia International Corp., 9.50%, 10/21/22(1)(5)(6)	50,000	3,500
Concordia International Corp., 7.00%, 4/15/23(1)(5)(6)	50,000	3,625
DAE Funding LLC, 4.00%, 8/1/20(1)	225,000	219,937
DAE Funding LLC, 4.50%, 8/1/22(1)	225,000	214,031
DAE Funding LLC, 5.00%, 8/1/24(1)	175,000	166,031
Great Lakes Dredge & Dock Corp., 8.00%, 5/15/22	50,000	51,375
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd., 7.375%, 12/15/23(1)	150,000	157,875
H&E Equipment Services, Inc., 5.625%, 9/1/25	225,000	227,531
JPW Industries Holding Corp., 9.00%, 10/1/24(1)	75,000	78,844
Koppers, Inc., 6.00%, 2/15/25(1)	25,000	25,605
Park Aerospace Holdings Ltd., 3.625%, 3/15/21(1)	100,000	95,250
RBS Global, Inc. / Rexnord LLC, 4.875%, 12/15/25(1)	125,000	121,562
TTM Technologies, Inc., 5.625%, 10/1/25(1)	75,000	74,813
Weekley Homes LLC / Weekley Finance Corp., 6.00%, 2/1/23	175,000	175,000
		1,832,305
Insurance — 0.9%
Acrisure LLC / Acrisure Finance, Inc., 7.00%, 11/15/25(1)	200,000	192,500
Aircastle Ltd., 4.625%, 12/15/18	100,000	101,125
Aircastle Ltd., 5.125%, 3/15/21	50,000	51,437
Ardonagh Midco 3 plc, 8.625%, 7/15/23(1)	200,000	207,500
AssuredPartners, Inc., 7.00%, 8/15/25(1)	100,000	99,000
Fly Leasing Ltd., 6.375%, 10/15/21	200,000	208,250
Genworth Holdings, Inc., 7.70%, 6/15/20	25,000	24,813
International Lease Finance Corp., 5.875%, 4/1/19	25,000	25,687
MBIA Insurance Corp., VRN, 12.98%, 4/16/18, resets quarterly off the 3-month LIBOR plus 11.26%(1)(5)(6)	125,000	54,375
MBIA, Inc., 7.15%, 7/15/27	25,000	21,750
MGIC Investment Corp., 5.75%, 8/15/23	75,000	78,937
Radian Group, Inc., 5.25%, 6/15/20	30,000	31,013
Radian Group, Inc., 7.00%, 3/15/21	25,000	27,125
Radian Group, Inc., 4.50%, 10/1/24	100,000	98,000
USIS Merger Sub, Inc., 6.875%, 5/1/25(1)	150,000	150,375
		1,371,887
Internet and Direct Marketing Retail — 0.1%
Netflix, Inc., 5.50%, 2/15/22	100,000	104,000
Internet Software and Services — 0.1%
Match Group, Inc., 6.375%, 6/1/24	100,000	106,750
Match Group, Inc., 5.00%, 12/15/27(1)	75,000	74,063
		180,813
IT Services — 1.1%
CDW LLC / CDW Finance Corp., 5.00%, 9/1/25	50,000	50,000
First Data Corp., 7.00%, 12/1/23(1)	1,125,000	1,185,469
First Data Corp., 5.00%, 1/15/24(1)	75,000	75,281
First Data Corp., 5.75%, 1/15/24(1)	125,000	126,250
Harland Clarke Holdings Corp., 6.875%, 3/1/20(1)	25,000	25,375

22

	Principal Amount/Shares	Value
Harland Clarke Holdings Corp., 8.375%, 8/15/22(1)	$250,000	$255,000
		1,717,375
Leisure Products — 0.1%
Constellation Merger Sub, Inc., 8.50%, 9/15/25(1)	200,000	194,500
Machinery — 1.0%
BlueLine Rental Finance Corp. / BlueLine Rental LLC, 9.25%, 3/15/24(1)	325,000	349,271
Cleaver-Brooks, Inc., 7.875%, 3/1/23(1)	50,000	52,063
Cloud Crane LLC, 10.125%, 8/1/24(1)	200,000	222,000
Navistar International Corp., 6.625%, 11/1/25(1)	325,000	325,812
SPX FLOW, Inc., 5.625%, 8/15/24(1)	50,000	51,125
SPX FLOW, Inc., 5.875%, 8/15/26(1)	50,000	51,625
Tennant Co., 5.625%, 5/1/25	50,000	51,250
Terex Corp., 5.625%, 2/1/25(1)	75,000	75,188
Vertiv Group Corp., 9.25%, 10/15/24(1)	75,000	78,750
Vertiv Intermediate Holding Corp., (Toggle PIK), 12.00%, 2/15/22(1)	325,000	345,312
		1,602,396
Marine†
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21	50,000	50,250
Media — 8.1%
Altice France SA, 6.00%, 5/15/22(1)	2,000,000	1,957,500
Altice Luxembourg SA, 7.75%, 5/15/22(1)	800,000	745,000
Altice US Finance I Corp., 5.375%, 7/15/23(1)	200,000	203,100
AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	225,000	221,625
AMC Entertainment Holdings, Inc., 6.125%, 5/15/27	75,000	74,063
Block Communications, Inc., 6.875%, 2/15/25(1)	100,000	101,058
Cablevision Systems Corp., 5.875%, 9/15/22	100,000	99,470
CBS Radio, Inc., 7.25%, 11/1/24(1)	100,000	102,375
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	225,000	228,799
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 2/15/23	150,000	151,350
CCO Holdings LLC / CCO Holdings Capital Corp., 4.00%, 3/1/23(1)	125,000	120,625
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/23(1)	400,000	401,500
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 9/1/23	100,000	101,750
CCO Holdings LLC / CCO Holdings Capital Corp., 5.875%, 4/1/24(1)	25,000	25,500
CCO Holdings LLC / CCO Holdings Capital Corp., 5.375%, 5/1/25(1)	125,000	123,437
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(1)	775,000	773,070
CCO Holdings LLC / CCO Holdings Capital Corp., 5.50%, 5/1/26(1)	175,000	171,719
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(1)	250,000	237,975
CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%, 2/1/28(1)	325,000	306,312
Cequel Communications Holdings I LLC / Cequel Capital Corp., 6.375%, 9/15/20(1)	220,000	224,400
Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21(1)	560,000	560,700
Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21(1)	25,000	25,094
Cinemark USA, Inc., 5.125%, 12/15/22	125,000	127,812
Clear Channel International BV, 8.75%, 12/15/20(1)	25,000	26,250

23

	Principal Amount/Shares	Value
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	$300,000	$300,750
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	225,000	230,062
Cogent Communications Finance, Inc., 5.625%, 4/15/21(1)	75,000	75,563
CSC Holdings LLC, 7.625%, 7/15/18	175,000	178,447
CSC Holdings LLC, 8.625%, 2/15/19	100,000	104,567
DISH DBS Corp., 7.875%, 9/1/19	75,000	78,750
DISH DBS Corp., 5.125%, 5/1/20	100,000	100,260
DISH DBS Corp., 6.75%, 6/1/21	50,000	50,625
DISH DBS Corp., 5.875%, 7/15/22	25,000	23,969
DISH DBS Corp., 5.00%, 3/15/23	100,000	90,625
DISH DBS Corp., 5.875%, 11/15/24	50,000	44,750
DISH DBS Corp., 7.75%, 7/1/26	175,000	165,375
Embarq Corp., 8.00%, 6/1/36	175,000	165,812
EW Scripps Co. (The), 5.125%, 5/15/25(1)	100,000	93,250
Gray Television, Inc., 5.125%, 10/15/24(1)	80,000	77,600
Gray Television, Inc., 5.875%, 7/15/26(1)	300,000	292,500
iHeartCommunications, Inc., 9.00%, 12/15/19(5)(6)	75,000	59,906
iHeartCommunications, Inc., (Toggle PIK), 14.00%, 2/1/21(5)(6)	105,607	16,633
Level 3 Parent LLC, 5.75%, 12/1/22	125,000	125,235
Lions Gate Entertainment Corp., 5.875%, 11/1/24(1)	50,000	52,125
Mediacom Broadband LLC / Mediacom Broadband Corp., 5.50%, 4/15/21	25,000	25,188
Mediacom Broadband LLC / Mediacom Broadband Corp., 6.375%, 4/1/23	10,000	10,319
Meredith Corp., 6.875%, 2/1/26(1)	25,000	25,719
Midcontinent Communications / Midcontinent Finance Corp., 6.875%, 8/15/23(1)	125,000	132,031
National CineMedia LLC, 5.75%, 8/15/26	25,000	22,688
Nexstar Broadcasting, Inc., 5.625%, 8/1/24(1)	300,000	294,660
Qualitytech LP / QTS Finance Corp., 4.75%, 11/15/25(1)	125,000	117,812
Quebecor Media, Inc., 5.75%, 1/15/23	50,000	51,500
Qwest Corp., 6.75%, 12/1/21	75,000	80,578
Radiate Holdco LLC / Radiate Finance, Inc., 6.625%, 2/15/25(1)	250,000	233,125
Salem Media Group, Inc., 6.75%, 6/1/24(1)	25,000	24,063
Sinclair Television Group, Inc., 6.125%, 10/1/22	225,000	231,469
Sinclair Television Group, Inc., 5.125%, 2/15/27(1)	75,000	69,938
Sirius XM Radio, Inc., 3.875%, 8/1/22(1)	375,000	361,875
Sirius XM Radio, Inc., 6.00%, 7/15/24(1)	75,000	77,438
Sirius XM Radio, Inc., 5.00%, 8/1/27(1)	25,000	23,625
TEGNA, Inc., 4.875%, 9/15/21(1)	25,000	25,250
TEGNA, Inc., 6.375%, 10/15/23	50,000	52,123
Townsquare Media, Inc., 6.50%, 4/1/23(1)	150,000	141,562
Univision Communications, Inc., 6.75%, 9/15/22(1)	436,000	450,715
UPC Holding BV, 5.50%, 1/15/28(1)	200,000	185,000
Urban One, Inc., 9.25%, 2/15/20(1)	75,000	73,125
Virgin Media Finance plc, 5.75%, 1/15/25(1)	200,000	192,250
WMG Acquisition Corp., 5.00%, 8/1/23(1)	50,000	50,250
Ziggo Bond Finance BV, 6.00%, 1/15/27(1)	300,000	280,500

24

	Principal Amount/Shares	Value
Ziggo Secured Finance BV, 5.50%, 1/15/27(1)	$150,000	$141,331
		12,811,422
Metals and Mining — 4.3%
AK Steel Corp., 7.625%, 10/1/21	75,000	77,250
Alcoa Nederland Holding BV, 7.00%, 9/30/26(1)	200,000	216,500
Aleris International, Inc., 7.875%, 11/1/20	200,000	198,000
Aleris International, Inc., 9.50%, 4/1/21(1)	50,000	52,188
ArcelorMittal, 5.50%, 8/5/20	25,000	26,063
ArcelorMittal, 6.50%, 2/25/22	150,000	163,125
ArcelorMittal, 7.00%, 3/1/41	100,000	116,750
Arconic, Inc., 5.125%, 10/1/24	400,000	408,250
Arconic, Inc., 5.95%, 2/1/37	225,000	234,000
Big River Steel LLC / BRS Finance Corp., 7.25%, 9/1/25(1)	150,000	156,000
Cleveland-Cliffs, Inc., 5.75%, 3/1/25(1)	225,000	215,719
Coeur Mining, Inc., 5.875%, 6/1/24	50,000	49,938
Compass Minerals International, Inc., 4.875%, 7/15/24(1)	75,000	73,969
Constellium NV, 5.75%, 5/15/24(1)	250,000	246,250
Constellium NV, 6.625%, 3/1/25(1)	250,000	253,750
First Quantum Minerals Ltd., 7.00%, 2/15/21(1)	100,000	100,437
First Quantum Minerals Ltd., 7.25%, 4/1/23(1)	200,000	197,500
First Quantum Minerals Ltd., 6.50%, 3/1/24(1)	400,000	380,000
First Quantum Minerals Ltd., 6.875%, 3/1/26(1)	200,000	190,500
FMG Resources August 2006 Pty Ltd., 9.75%, 3/1/22(1)	100,000	110,250
FMG Resources August 2006 Pty Ltd., 4.75%, 5/15/22(1)	50,000	49,563
Freeport-McMoRan, Inc., 4.00%, 11/14/21	150,000	150,000
Freeport-McMoRan, Inc., 6.75%, 2/1/22	125,000	129,219
Freeport-McMoRan, Inc., 3.55%, 3/1/22	50,000	48,500
Freeport-McMoRan, Inc., 6.875%, 2/15/23	25,000	26,938
Freeport-McMoRan, Inc., 3.875%, 3/15/23	225,000	218,002
Freeport-McMoRan, Inc., 5.45%, 3/15/43	275,000	254,292
Hecla Mining Co., 6.875%, 5/1/21	75,000	76,687
Hillman Group, Inc. (The), 6.375%, 7/15/22(1)	25,000	24,250
Hudbay Minerals, Inc., 7.25%, 1/15/23(1)	50,000	52,125
Hudbay Minerals, Inc., 7.625%, 1/15/25(1)	125,000	132,656
IAMGOLD Corp., 7.00%, 4/15/25(1)	75,000	76,875
Kinross Gold Corp., 5.125%, 9/1/21	50,000	52,130
Kinross Gold Corp., 4.50%, 7/15/27(1)	50,000	49,090
Mountain Province Diamonds, Inc., 8.00%, 12/15/22(1)	75,000	75,187
Northwest Acquisitions ULC / Dominion Finco, Inc., 7.125%, 11/1/22(1)	75,000	76,687
Novelis Corp., 6.25%, 8/15/24(1)	115,000	118,162
Novelis Corp., 5.875%, 9/30/26(1)	75,000	74,062
Park-Ohio Industries, Inc., 6.625%, 4/15/27	50,000	52,000
Petra Diamonds US Treasury plc, 7.25%, 5/1/22(1)	200,000	200,500
Taseko Mines Ltd., 8.75%, 6/15/22(1)	175,000	182,875
Teck Resources Ltd., 4.50%, 1/15/21	75,000	75,844
Teck Resources Ltd., 4.75%, 1/15/22	200,000	203,500

25

	Principal Amount/Shares	Value
Teck Resources Ltd., 3.75%, 2/1/23	$25,000	$24,124
Teck Resources Ltd., 6.125%, 10/1/35	150,000	159,750
Teck Resources Ltd., 6.00%, 8/15/40	200,000	207,000
Teck Resources Ltd., 6.25%, 7/15/41	75,000	79,875
Teck Resources Ltd., 5.20%, 3/1/42	100,000	94,000
United States Steel Corp., 6.875%, 8/15/25	200,000	206,500
United States Steel Corp., 6.25%, 3/15/26	175,000	174,781
Zekelman Industries, Inc., 9.875%, 6/15/23(1)	25,000	27,563
		6,839,176
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
iStar, Inc., 4.625%, 9/15/20	75,000	75,281
Starwood Property Trust, Inc., 4.75%, 3/15/25(1)	75,000	73,313
		148,594
Multi-Utilities — 2.0%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.50%, 5/20/25	125,000	121,250
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27	100,000	96,125
Calpine Corp., 5.375%, 1/15/23	800,000	768,840
Calpine Corp., 5.875%, 1/15/24(1)	75,000	75,923
Calpine Corp., 5.50%, 2/1/24	75,000	68,531
Calpine Corp., 5.75%, 1/15/25	300,000	275,250
Calpine Corp., 5.25%, 6/1/26(1)	125,000	121,094
Dynegy, Inc., 7.375%, 11/1/22	275,000	290,469
Dynegy, Inc., 8.03%, 2/2/24	25,517	26,793
Dynegy, Inc., 8.00%, 1/15/25(1)	75,000	81,938
Dynegy, Inc., 8.125%, 1/30/26(1)	225,000	249,187
GenOn Energy, Inc., 9.50%, 10/15/18(5)(6)	50,000	40,250
GenOn Energy, Inc., 7.875%, 6/15/17(5)(12)	100,000	83,000
LBC Tank Terminals Holding Netherlands BV, 6.875%, 5/15/23(1)	200,000	206,500
NRG Energy, Inc., 6.25%, 7/15/22	25,000	25,868
NRG Energy, Inc., 6.25%, 5/1/24	25,000	25,875
NRG Energy, Inc., 6.625%, 1/15/27	125,000	128,437
NRG Energy, Inc., 5.75%, 1/15/28(1)	250,000	245,000
NRG Yield Operating LLC, 5.00%, 9/15/26	100,000	98,750
Talen Energy Supply LLC, 10.50%, 1/15/26(1)	250,000	215,937
		3,245,017
Multiline Retail — 0.1%
JC Penney Corp., Inc., 5.65%, 6/1/20	1,000	1,029
JC Penney Corp., Inc., 8.625%, 3/15/25(1)	125,000	117,812
JC Penney Corp., Inc., 6.375%, 10/15/36	125,000	79,375
		198,216
Oil, Gas and Consumable Fuels — 9.7%
Aker BP ASA, 5.875%, 3/31/25(1)	150,000	152,250
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp., 7.50%, 5/1/25(1)	125,000	131,719
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp., 7.875%, 12/15/24	150,000	156,937
Antero Resources Corp., 5.375%, 11/1/21	75,000	76,594
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 10.00%, 4/1/22(1)	350,000	379,750

26

	Principal Amount/Shares	Value
Bill Barrett Corp., 7.00%, 10/15/22	$50,000	$50,500
California Resources Corp., 8.00%, 12/15/22(1)	1,175,000	926,781
Callon Petroleum Co., 6.125%, 10/1/24	175,000	179,865
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	65,000	66,056
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	125,000	125,625
Centennial Resource Production LLC, 5.375%, 1/15/26(1)	75,000	73,781
Chesapeake Energy Corp., 6.625%, 8/15/20	211,000	218,385
Chesapeake Energy Corp., 6.875%, 11/15/20	300,000	311,250
Chesapeake Energy Corp., 5.375%, 6/15/21	75,000	73,313
Chesapeake Energy Corp., 8.00%, 1/15/25(1)	350,000	339,500
Chesapeake Energy Corp., 8.00%, 6/15/27(1)	25,000	23,938
Citgo Holding, Inc., 10.75%, 2/15/20(1)	350,000	372,312
CITGO Petroleum Corp., 6.25%, 8/15/22(1)	50,000	49,813
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp., 12.00%, 11/1/21	125,000	130,625
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp., 6.375%, 3/15/24	250,000	198,750
CNX Resources Corp., 5.875%, 4/15/22	350,000	353,062
CONSOL Energy, Inc., 11.00%, 11/15/25(1)	100,000	107,030
Continental Resources, Inc., 4.375%, 1/15/28(1)	50,000	48,813
Continental Resources, Inc., 4.90%, 6/1/44	50,000	48,125
Covey Park Energy LLC / Covey Park Finance Corp., 7.50%, 5/15/25(1)	175,000	175,000
CrownRock LP / CrownRock Finance, Inc., 5.625%, 10/15/25(1)	75,000	74,437
CVR Refining LLC / Coffeyville Finance, Inc., 6.50%, 11/1/22	50,000	51,250
Delek Logistics Partners LP, 6.75%, 5/15/25(1)	75,000	76,125
Denbury Resources, Inc., 9.00%, 5/15/21(1)	209,000	215,270
Denbury Resources, Inc., 6.375%, 8/15/21	300,000	254,250
Denbury Resources, Inc., 9.25%, 3/31/22(1)	86,000	88,042
Diamondback Energy, Inc., 5.375%, 5/31/25(1)	50,000	50,838
Eclipse Resources Corp., 8.875%, 7/15/23	25,000	23,719
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	387,000	361,845
EP Energy LLC / Everest Acquisition Finance, Inc., 6.375%, 6/15/23	225,000	115,875
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/24(1)	492,000	352,395
EP Energy LLC / Everest Acquisition Finance, Inc., 8.00%, 2/15/25(1)	50,000	33,625
Extraction Oil & Gas, Inc., 7.375%, 5/15/24(1)	50,000	52,500
Extraction Oil & Gas, Inc., 5.625%, 2/1/26(1)	175,000	165,594
Ferrellgas LP / Ferrellgas Finance Corp., 6.50%, 5/1/21	75,000	72,188
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 1/15/22	25,000	23,813
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20	50,000	46,125
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20	50,000	46,125
Gulfport Energy Corp., 6.00%, 10/15/24	150,000	143,062
Gulfport Energy Corp., 6.375%, 5/15/25	25,000	24,156
Gulfport Energy Corp., 6.375%, 1/15/26	100,000	95,250
Halcon Resources Corp., 6.75%, 2/15/25(1)	125,000	122,656

27

	Principal Amount/Shares	Value
Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp., 5.625%, 2/15/26(1)	$200,000	$197,500
Indigo Natural Resources LLC, 6.875%, 2/15/26(1)	175,000	165,812
Jones Energy Holdings LLC / Jones Energy Finance Corp., 6.75%, 4/1/22	100,000	56,250
Jones Energy Holdings LLC / Jones Energy Finance Corp., 9.25%, 3/15/23(1)	100,000	95,500
Jones Energy Holdings LLC / Jones Energy Finance Corp., 9.25%, 3/15/23	75,000	42,750
Laredo Petroleum, Inc., 5.625%, 1/15/22	50,000	49,875
MEG Energy Corp., 6.375%, 1/30/23(1)	350,000	294,000
MEG Energy Corp., 7.00%, 3/31/24(1)	75,000	62,250
Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26(1)	275,000	278,355
Murphy Oil Corp., 4.45%, 12/1/22	75,000	72,750
Murphy Oil Corp., 6.875%, 8/15/24	275,000	287,375
Murphy Oil Corp., 5.75%, 8/15/25	75,000	74,063
Murray Energy Corp., 11.25%, 4/15/21(1)	800,000	304,000
Newfield Exploration Co., 5.75%, 1/30/22	50,000	52,500
Oasis Petroleum, Inc., 6.50%, 11/1/21	225,000	228,937
Parkland Fuel Corp., 6.00%, 4/1/26(1)	50,000	50,375
Parsley Energy LLC / Parsley Finance Corp., 6.25%, 6/1/24(1)	125,000	129,844
Parsley Energy LLC / Parsley Finance Corp., 5.625%, 10/15/27(1)	75,000	75,187
PDC Energy, Inc., 6.125%, 9/15/24	100,000	102,500
Peabody Energy Corp., 6.00%, 3/31/22(1)	200,000	204,750
QEP Resources, Inc., 5.625%, 3/1/26	75,000	71,063
Range Resources Corp., 5.875%, 7/1/22	50,000	50,500
Range Resources Corp., 5.00%, 8/15/22	400,000	389,000
Range Resources Corp., 5.00%, 3/15/23	75,000	72,285
Resolute Energy Corp., 8.50%, 5/1/20	250,000	250,000
Rockpoint Gas Storage Canada Ltd., 7.00%, 3/31/23(1)	75,000	75,281
Sanchez Energy Corp., 7.75%, 6/15/21	375,000	346,875
Sanchez Energy Corp., 6.125%, 1/15/23	375,000	275,391
Seven Generations Energy Ltd., 6.875%, 6/30/23(1)	150,000	156,375
Seven Generations Energy Ltd., 5.375%, 9/30/25(1)	150,000	143,625
SM Energy Co., 6.50%, 11/15/21	100,000	101,250
SM Energy Co., 6.125%, 11/15/22	350,000	351,750
SM Energy Co., 6.50%, 1/1/23	25,000	25,000
SM Energy Co., 5.625%, 6/1/25	175,000	166,687
SM Energy Co., 6.75%, 9/15/26	200,000	199,000
Southern Star Central Corp., 5.125%, 7/15/22(1)	75,000	76,312
Southwestern Energy Co., 4.10%, 3/15/22	250,000	240,625
Southwestern Energy Co., 6.70%, 1/23/25	275,000	268,125
SRC Energy, Inc., 6.25%, 12/1/25(1)	125,000	125,937
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24	75,000	72,563
Sunoco LP / Sunoco Finance Corp., 4.875%, 1/15/23(1)	300,000	289,875
Sunoco LP / Sunoco Finance Corp., 5.50%, 2/15/26(1)	50,000	48,375
Vermilion Energy, Inc., 5.625%, 3/15/25(1)	50,000	49,125

28

	Principal Amount/Shares	Value
Vine Oil & Gas LP / Vine Oil & Gas Finance Corp., 8.75%, 4/15/23(1)	$175,000	$163,625
Warrior Met Coal, Inc., 8.00%, 11/1/24(1)	325,000	331,500
Whiting Petroleum Corp., 5.75%, 3/15/21	325,000	329,056
WildHorse Resource Development Corp., 6.875%, 2/1/25	150,000	151,125
WPX Energy, Inc., 7.50%, 8/1/20	151,000	162,325
WPX Energy, Inc., 6.00%, 1/15/22	25,000	25,813
WPX Energy, Inc., 8.25%, 8/1/23	250,000	281,250
		15,373,200
Paper and Forest Products — 0.1%
Appvion, Inc., 9.00%, 6/1/20(1)(5)(6)	200,000	1,020
Cascades, Inc., 5.50%, 7/15/22(1)	25,000	25,281
Mercer International, Inc., 6.50%, 2/1/24	75,000	78,750
		105,051
Personal Products — 0.1%
First Quality Finance Co., Inc., 5.00%, 7/1/25(1)	25,000	24,000
High Ridge Brands Co., 8.875%, 3/15/25(1)	50,000	44,500
Revlon Consumer Products Corp., 6.25%, 8/1/24	100,000	62,125
		130,625
Pharmaceuticals — 2.7%
Charles River Laboratories International, Inc., 5.50%, 4/1/26(1)(3)	100,000	101,875
Eagle Holding Co. II LLC, (Toggle PIK), 7.625%, 5/15/22(1)	250,000	252,500
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.00%, 7/15/23(1)	700,000	532,000
Endo Finance LLC / Endo Finco, Inc., 7.25%, 1/15/22(1)	150,000	130,875
inVentiv Group Holdings, Inc. / inVentiv Health Inc/inVentiv Health Clinical, Inc., 7.50%, 10/1/24(1)	202,000	215,635
Valeant Pharmaceuticals International, 6.75%, 8/15/21(1)	275,000	276,719
Valeant Pharmaceuticals International, 7.25%, 7/15/22(1)	225,000	225,844
Valeant Pharmaceuticals International, Inc., 7.50%, 7/15/21(1)	500,000	505,625
Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23(1)	400,000	356,500
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25(1)	725,000	628,394
Valeant Pharmaceuticals International, Inc., 9.00%, 12/15/25(1)	900,000	897,750
West Street Merger Sub, Inc., 6.375%, 9/1/25(1)	125,000	119,687
		4,243,404
Professional Services — 0.2%
Booz Allen Hamilton, Inc., 5.125%, 5/1/25(1)	50,000	48,875
Gartner, Inc., 5.125%, 4/1/25(1)	50,000	50,125
Michael Baker International LLC, 8.75%, 3/1/23(1)	175,000	168,875
		267,875
Real Estate Management and Development — 0.7%
Crescent Communities LLC / Crescent Ventures, Inc., 8.875%, 10/15/21(1)	123,000	130,073
Five Point Operating Co. LP / Five Point Capital Corp., 7.875%, 11/15/25(1)	50,000	50,563
Greystar Real Estate Partners LLC, 5.75%, 12/1/25(1)	75,000	75,000
Howard Hughes Corp. (The), 5.375%, 3/15/25(1)	75,000	74,250
Hunt Cos., Inc., 6.25%, 2/15/26(1)	250,000	241,967
Kennedy-Wilson, Inc., 5.875%, 4/1/24	150,000	149,437
Realogy Group LLC / Realogy Co-Issuer Corp., 4.875%, 6/1/23(1)	350,000	336,875
		1,058,165

29

	Principal Amount/Shares	Value
Semiconductors and Semiconductor Equipment — 2.7%
Advanced Micro Devices, Inc., 7.50%, 8/15/22	$173,000	$189,435
Advanced Micro Devices, Inc., 7.00%, 7/1/24	292,000	308,060
Entegris, Inc., 4.625%, 2/10/26(1)	125,000	122,514
Micron Technology, Inc., 5.25%, 1/15/24(1)	925,000	960,843
Micron Technology, Inc., 5.50%, 2/1/25	50,000	52,125
NXP BV / NXP Funding LLC, 3.75%, 6/1/18(1)	600,000	601,530
NXP BV / NXP Funding LLC, 4.125%, 6/1/21(1)	400,000	405,000
NXP BV / NXP Funding LLC, 4.625%, 6/15/22(1)	200,000	205,000
NXP BV / NXP Funding LLC, 4.625%, 6/1/23(1)	200,000	204,060
Qorvo, Inc., 6.75%, 12/1/23	1,050,000	1,123,500
Qorvo, Inc., 7.00%, 12/1/25	100,000	109,083
		4,281,150
Software — 1.2%
BMC Software Finance, Inc., 8.125%, 7/15/21(1)	375,000	376,406
Boxer Parent Co., Inc., (Toggle PIK), 9.00%, 10/15/19(1)	25,000	25,031
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.75%, 3/1/25(1)	75,000	74,648
Donnelley Financial Solutions, Inc., 8.25%, 10/15/24	175,000	185,719
Infor Software Parent LLC / Infor Software Parent, Inc., (Toggle PIK), 7.125%, 5/1/21(1)	450,000	456,187
Infor US, Inc., 6.50%, 5/15/22	135,000	138,038
Informatica LLC, 7.125%, 7/15/23(1)	50,000	50,125
Rackspace Hosting, Inc., 8.625%, 11/15/24(1)	125,000	123,750
RP Crown Parent LLC, 7.375%, 10/15/24(1)	150,000	155,625
SS&C Technologies Holdings, Inc., 5.875%, 7/15/23	100,000	105,850
Veritas US, Inc. / Veritas Bermuda Ltd., 10.50%, 2/1/24(1)	200,000	188,000
		1,879,379
Specialty Retail — 1.1%
Ahern Rentals, Inc., 7.375%, 5/15/23(1)	250,000	244,375
Beacon Escrow Corp., 4.875%, 11/1/25(1)	150,000	143,625
Carlson Travel, Inc., 9.50%, 12/15/24(1)	202,000	189,123
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp., 8.00%, 6/1/21(1)	25,000	25,000
Group 1 Automotive, Inc., 5.00%, 6/1/22	75,000	75,960
Group 1 Automotive, Inc., 5.25%, 12/15/23(1)	25,000	25,125
Herc Rentals, Inc., 7.50%, 6/1/22(1)	52,000	55,770
Herc Rentals, Inc., 7.75%, 6/1/24(1)	201,000	218,587
Lithia Motors, Inc., 5.25%, 8/1/25(1)	50,000	50,250
Penske Automotive Group, Inc., 3.75%, 8/15/20	50,000	49,625
Penske Automotive Group, Inc., 5.75%, 10/1/22	275,000	282,047
PriSo Acquisition Corp., 9.00%, 5/15/23(1)	75,000	78,563
Sonic Automotive, Inc., 6.125%, 3/15/27	100,000	97,000
United Rentals North America, Inc., 4.625%, 10/15/25	150,000	146,250
United Rentals North America, Inc., 5.875%, 9/15/26	75,000	78,281
		1,759,581

30

	Principal Amount/Shares	Value
Technology Hardware, Storage and Peripherals — 2.1%
Ascend Learning LLC, 6.875%, 8/1/25(1)	$50,000	$51,500
Dell International LLC / EMC Corp., 5.875%, 6/15/21(1)	450,000	461,812
Dell, Inc., 5.65%, 4/15/18	175,000	175,464
Diebold Nixdorf, Inc., 8.50%, 4/15/24	75,000	79,219
EMC Corp., 2.65%, 6/1/20	1,075,000	1,039,351
Everi Payments, Inc., 7.50%, 12/15/25(1)	175,000	178,063
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc., 6.00%, 7/15/25(1)	225,000	231,469
NCR Corp., 5.875%, 12/15/21	25,000	25,531
NCR Corp., 6.375%, 12/15/23	400,000	416,000
Western Digital Corp., 4.75%, 2/15/26	725,000	724,764
		3,383,173
Textiles, Apparel and Luxury Goods — 0.2%
Claire's Stores, Inc., 8.875%, 3/15/19(5)(6)	25,000	2,750
L Brands, Inc., 5.25%, 2/1/28	75,000	70,781
L Brands, Inc., 6.75%, 7/1/36	275,000	265,375
		338,906
Tobacco†
Vector Group Ltd., 6.125%, 2/1/25(1)	75,000	75,188
Trading Companies and Distributors — 0.2%
United Rentals North America, Inc., 4.875%, 1/15/28	250,000	241,875
Transportation and Logistics — 0.2%
Algeco Scotsman Global Finance 2 plc, 10.00%, 8/15/23(1)	200,000	200,000
BCD Acquisition, Inc., 9.625%, 9/15/23(1)	50,000	54,250
		254,250
Wireless Telecommunication Services — 2.8%
Digicel Group Ltd., 8.25%, 9/30/20(1)	800,000	692,000
Digicel Group Ltd., 7.125%, 4/1/22(1)	200,000	156,750
Sprint Communications, Inc., 9.00%, 11/15/18(1)	1,893,000	1,954,522
Sprint Communications, Inc., 9.25%, 4/15/22	100,000	115,000
Sprint Corp., 7.875%, 9/15/23	25,000	25,594
Sprint Corp., 7.625%, 3/1/26	25,000	24,469
T-Mobile USA, Inc., 4.00%, 4/15/22	75,000	74,812
T-Mobile USA, Inc., 6.00%, 3/1/23	150,000	156,375
T-Mobile USA, Inc., 6.625%, 4/1/23	650,000	671,534
T-Mobile USA, Inc., 6.84%, 4/28/23	200,000	207,500
T-Mobile USA, Inc., 5.125%, 4/15/25	25,000	25,188
T-Mobile USA, Inc., 4.50%, 2/1/26	50,000	48,063
T-Mobile USA, Inc., 4.75%, 2/1/28	200,000	192,500
Xplornet Communications, Inc., (Toggle PIK), 9.625%, 6/1/22(1)	26,335	27,092
		4,371,399
TOTAL CORPORATE BONDS (Cost $134,802,104)		133,361,072

31

	Principal Amount/Shares	Value
BANK LOAN OBLIGATIONS(7) — 4.0%
Aerospace and Defense†
Sequa Mezzanine Holdings L.L.C., 1st Lien Term Loan, 7.07%, 11/28/21, resets quarterly off the 3-month LIBOR plus 5.00%	$24,813	$25,174
Auto Components†
USI, Inc., 2017 Repriced Term Loan, 5.30%, 5/16/24, resets quarterly off the 3-month LIBOR plus 3.00%	74,625	74,843
Basic Materials†
Big River Steel LLC, Term Loan B, 7.30%, 8/23/23, resets quarterly off the 3-month LIBOR plus 5.00%	49,688	50,495
Chemicals — 0.1%
Unifrax Corporation, 2017 USD Term Loan B, 5.80%, 4/4/24, resets quarterly off the 3-month LIBOR plus 3.50%	74,438	75,276
Venator Materials Corporation, Term Loan B, 4.88%, 8/8/24, resets monthly off the 1-month LIBOR plus 3.00%	49,750	50,123
		125,399
Commercial Services and Supplies — 0.1%
Seminole Tribe of Florida, 2017 Term Loan B, 3.88%, 7/8/24, resets monthly off the 1-month LIBOR plus 2.00%	99,500	99,989
Communications — 0.1%
CPI International Inc., 2017 1st Lien Term Loan, 5.38%, 7/26/24, resets monthly off the 1-month LIBOR plus 3.50%	49,750	50,030
Parexel International Corporation, Term Loan B, 4.63%, 9/27/24, resets monthly off the 1-month LIBOR plus 2.75%	74,625	74,737
		124,767
Communications Equipment — 0.1%
Radiate Holdco, LLC, 1st Lien Term Loan, 4.88%, 2/1/24, resets monthly off the 1-month LIBOR plus 3.00%	99,000	98,554
Construction Materials†
Ply Gem Industries, Inc., 2018 Term Loan, 3/28/25(8)	50,000	49,750
Consumer Finance — 0.1%
iPayment, Inc., 2017 1st Lien Term Loan B, 6.62%, 4/11/23, resets quarterly off the 3-month LIBOR plus 5.00%	74,813	75,748
Consumer, Cyclical — 0.3%
Direct ChassisLink Inc., 2017 2nd Lien Term Loan, 7.88%, 6/15/23, resets monthly off the 1-month LIBOR plus 6.00%	75,000	76,406
Hayward Industries, Inc., 1st Lien Term Loan, 5.38%, 8/5/24, resets monthly off the 1-month LIBOR plus 3.50%	24,875	25,006
LTF Merger Sub, Inc., 2017 Term Loan B, 4.73%, 6/10/22, resets quarterly off the 3-month LIBOR plus 2.75%	270,638	271,484
Tacala, LLC, 1st Lien Term Loan, 4.91%, 1/31/25, resets monthly off the 1-month LIBOR plus 3.25%	50,000	50,336
		423,232
Consumer, Non-cyclical — 0.1%
Surgery Center Holdings, Inc., 2017 Term Loan B, 5.13%, 9/2/24, resets monthly off the 1-month LIBOR plus 3.25%	49,750	49,800
USS Ultimate Holdings, Inc., 1st Lien Term Loan, 5.63%, 8/25/24, resets monthly off the 1-month LIBOR plus 3.75%	74,625	75,138
USS Ultimate Holdings, Inc., 2nd Lien Term Loan, 9.63%, 8/25/25, resets monthly off the 1-month LIBOR plus 7.75%	75,000	76,046
		200,984
Containers and Packaging — 0.3%
Berry Global, Inc., Term Loan R, 3.74%, 1/19/24, resets monthly off the 1-month LIBOR plus 2.00%	49,500	49,752

32

	Principal Amount/Shares	Value
BWAY Holding Company, 2017 Term Loan B, 4.96%, 4/3/24, resets quarterly off the 3-month LIBOR plus 3.25%	$223,313	$224,688
Consolidated Container Company LLC, 2017 1st Lien Term Loan, 4.88%, 5/22/24, resets monthly off the 1-month LIBOR plus 3.00%	8,428	8,493
Consolidated Container Company LLC, 2017 1st Lien Term Loan, 4.88%, 5/22/24, resets monthly off the 1-month LIBOR plus 3.00%	41,322	41,642
Crown Holdings, Inc., 2018 Term Loan B, 1/29/25(8)	75,000	75,768
Flex Acquisition Company, Inc., 1st Lien Term Loan, 4.69%, 12/29/23, resets quarterly off the 3-month LIBOR plus 3.00%	124,063	124,809
		525,152
Diversified Financial Services — 0.2%
Camelot UK Holdco Limited, 2017 Repriced Term Loan, 5.13%, 10/3/23, resets monthly off the 1-month LIBOR plus 3.25%	31,030	31,260
Camelot UK Holdco Limited, 2017 Repriced Term Loan, 5.13%, 10/3/23, resets monthly off the 1-month LIBOR plus 3.25%	42,851	43,168
Travelport Finance (Luxembourg) S.a.r.l., 2018 Term Loan B, 4.40%, 3/17/25, resets quarterly off the 3-month LIBOR plus 2.50%	25,000	25,083
UFC Holdings, LLC, 1st Lien Term Loan, 5.13%, 8/18/23, resets monthly off the 1-month LIBOR plus 3.25%	49,375	49,703
UFC Holdings, LLC, 2nd Lien Term Loan, 9.38%, 8/18/24, resets monthly off the 1-month LIBOR plus 7.50%	150,000	153,225
		302,439
Diversified Telecommunication Services — 0.1%
Zayo Group, LLC, 2017 Incremental Term Loan, 4.13%, 1/19/24, resets monthly off the 1-month LIBOR plus 2.25%	89,370	89,914
Energy — 0.1%
BCP Renaissance Parent LLC, 2017 Term Loan B, 5.77%, 10/31/24, resets quarterly off the 3-month LIBOR plus 4.00%	150,000	150,937
FTS International, Inc., New Term Loan B, 6.63%, 4/16/21, resets monthly off the 1-month LIBOR plus 4.75%	19,200	19,313
		170,250
Energy Equipment and Services†
Hercules Offshore LLC, Exit Term Loan, 5/6/20(5)(6)	6,687	5,684
Financial Services — 0.1%
Asurion LLC, 2017 2nd Lien Term Loan, 7.88%, 8/4/25, resets monthly off the 1-month LIBOR plus 6.00%	50,000	51,450
Asurion LLC, 2017 Term Loan B4, 4.63%, 8/4/22, resets monthly off the 1-month LIBOR plus 2.75%	92,301	92,957
Asurion LLC, 2018 Term Loan B6, 4.63%, 11/3/23, resets monthly off the 1-month LIBOR plus 2.75%	48,178	48,559
Werner FinCo LP, 2017 Term Loan, 5.88%, 7/24/24, resets monthly off the 1-month LIBOR plus 4.00%	24,875	25,061
Werner FinCo LP, 2017 Term Loan, 7.75%, 7/24/24, resets quarterly off the Prime rate plus 3.00%	63	63
		218,090
Food Products — 0.1%
Chobani, LLC, 2017 Term Loan B, 5.38%, 10/10/23, resets monthly off the 1-month LIBOR plus 3.50%	73,796	74,257
Nomad Foods Europe Midco Limited, 2017 USD Term Loan B4, 4.03%, 5/15/24, resets monthly off the 1-month LIBOR plus 2.25%	25,000	25,082
		99,339
Health Care Providers and Services — 0.3%
21st Century Oncology Holdings, Inc., Exit Term Loan, 7.86%, 1/16/23, resets quarterly off the 3-month LIBOR plus 6.13%	24,501	23,668

33

	Principal Amount/Shares	Value
Air Methods Corporation, 2017 Term Loan B, 5.80%, 4/21/24, resets quarterly off the 3-month LIBOR plus 3.50%	$73,758	$74,058
MPH Acquisition Holdings LLC, 2016 Term Loan B, 5.05%, 6/7/23, resets quarterly off the 3-month LIBOR plus 2.75%	196,662	197,756
Wink Holdco, Inc, 1st Lien Term Loan B, 4.66%, 12/2/24, resets monthly off the 1-month LIBOR plus 3.00%	74,813	74,614
Wink Holdco, Inc, 2nd Lien Term Loan B, 8.42%, 11/3/25, resets monthly off the 1-month LIBOR plus 6.75%	100,000	100,250
		470,346
Hotels, Restaurants and Leisure — 0.4%
1011778 B.C. Unlimited Liability Company, Term Loan B3, 4.13%, 2/16/24, resets monthly off the 1-month LIBOR plus 2.25%	30,080	30,137
1011778 B.C. Unlimited Liability Company, Term Loan B3, 4.55%, 2/16/24, resets quarterly off the 3-month LIBOR plus 2.25%	19,419	19,455
Aramark Services, Inc., 2017 Term Loan B1, 3.88%, 3/11/25, resets monthly off the 1-month LIBOR plus 2.00%	49,813	50,217
Caesars Entertainment Operating Company, Exit Term Loan, 4.38%, 10/6/24, resets monthly off the 1-month LIBOR plus 2.50%	99,750	100,467
CityCenter Holdings, LLC, 2017 Term Loan B, 4.38%, 4/18/24, resets monthly off the 1-month LIBOR plus 2.50%	49,625	49,898
Gateway Casinos & Entertainment Limited, 2018 Term Loan B, 4.75%, 3/13/25, resets quarterly off the 3-month LIBOR plus 3.00%	150,000	151,336
Golden Nugget, Inc., 2017 Incremental Term Loan, 5.04%, 10/4/23, resets bi-monthly off the 2-month LIBOR plus 3.25%	28,123	28,406
Golden Nugget, Inc., 2017 Incremental Term Loan, 4.90%, 10/4/23, resets quarterly off the 3-month LIBOR plus 3.25%	21,498	21,715
RHP Hotel Properties, LP, 2017 Term Loan B, 4.07%, 5/11/24, resets quarterly off the 3-month LIBOR plus 2.25%	99,250	100,031
Scientific Games International, Inc., 2018 Term Loan B5, 4.74%, 8/14/24, resets bi-monthly off the 2-month LIBOR plus 2.75%	80,685	81,070
Scientific Games International, Inc., 2018 Term Loan B5, 4.63%, 8/14/24, resets monthly off the 1-month LIBOR plus 2.75%	19,128	19,219
Wyndham Hotels & Resorts, Inc., Term Loan B, 3/28/25(8)	25,000	25,094
		677,045
Independent Power and Renewable Electricity Producers†
Calpine Corporation, Term Loan B8, 3.63%, 12/31/19, resets monthly off the 1-month LIBOR plus 1.75%	49,500	49,576
Industrial — 0.1%
Engineered Machinery Holdings, Inc., 2nd Lien Term Loan, 9.55%, 7/18/25, resets quarterly off the 3-month LIBOR plus 7.25%(9)	2,660	2,682
Engineered Machinery Holdings, Inc., USD 1st Lien Term Loan, 5.55%, 7/19/24, resets quarterly off the 3-month LIBOR plus 3.25%	24,938	24,974
Engineered Machinery Holdings, Inc., USD 2nd Lien Term Loan, 9.55%, 7/18/25, resets quarterly off the 3-month LIBOR plus 7.25%	22,340	22,527
MW Industries, Inc., 2nd Lien Term Loan, 10.30%, 9/28/25, resets quarterly off the 3-month LIBOR plus 8.00%	75,000	76,406
Neenah Foundry Company, 2017 Term Loan, 8.49%, 12/13/22, resets bi-monthly off the 2-month LIBOR plus 6.50%	36,563	36,380
Neenah Foundry Company, 2017 Term Loan, 8.29%, 12/13/22, resets bi-monthly off the 2-month LIBOR plus 6.50%	37,500	37,312
		200,281
Industrial Conglomerates — 0.1%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l., Term Loan B2, 4.07%, 4/3/22, resets monthly off the 1-month LIBOR plus 2.25%	49,625	49,706

34

	Principal Amount/Shares	Value
Core & Main LP, 2017 Term Loan B, 5.01%, 8/1/24, resets quarterly off the 3-month LIBOR plus 3.00%	$46,512	$46,831
Core & Main LP, 2017 Term Loan B, 5.21%, 8/1/24, resets semi-annually off the 6-month LIBOR plus 3.00%	53,238	53,604
		150,141
Insurance — 0.1%
Genworth Financial, Inc., Term Loan, 6.20%, 2/22/23, resets monthly off the 1-month LIBOR plus 4.50%	75,000	76,454
Internet Software and Services†
Flexera Software LLC, 2018 2nd Lien Term Loan, 9.13%, 1/23/26, resets monthly off the 1-month LIBOR plus 7.25%	25,000	25,250
Machinery — 0.2%
Columbus McKinnon Corporation, 2018 Term Loan B, 4.80%, 1/31/24, resets monthly off the 1-month LIBOR plus 2.50%	42,187	42,437
Filtration Group Corporation, 2018 1st Lien Term Loan, 3/27/25(8)	25,000	25,125
Navistar International Corporation, 2017 1st Lien Term Loan B, 5.21%, 11/6/24, resets monthly off the 1-month LIBOR plus 3.50%	225,000	226,547
Terex Corporation, 2018 Term Loan B, 3.99%, 1/31/24, resets bi-monthly off the 2-month LIBOR plus 2.00%	24,750	24,851
		318,960
Media — 0.2%
Lions Gate Entertainment Corp., 2018 Term Loan B, 3/24/25(8)	75,000	75,328
Meredith Corporation, Term Loan B, 4.88%, 1/31/25, resets monthly off the 1-month LIBOR plus 3.00%	175,000	176,269
PSAV Holdings LLC, 2018 1st Lien Term Loan, 5.26%, 2/21/25, resets quarterly off the 3-month LIBOR plus 3.25%	13,688	13,745
PSAV Holdings LLC, 2018 1st Lien Term Loan, 4.91%, 2/21/25, resets monthly off the 1-month LIBOR plus 3.25%	11,312	11,360
PSAV Holdings LLC, 2018 2nd Lien Term Loan, 9.26%, 8/22/25, resets quarterly off the 3-month LIBOR plus 7.25%	25,000	25,141
		301,843
Metals and Mining†
Atkore International, Inc., 2018 1st Lien Term Loan, 5.06%, 12/22/23, resets quarterly off the 3-month LIBOR plus 2.75%	24,938	25,131
Multi-Utilities†
TEX Operations Co. LLC, Exit Term Loan B, 4.38%, 8/4/23, resets monthly off the 1-month LIBOR plus 2.50%	60,308	60,777
TEX Operations Co. LLC, Exit Term Loan C, 4.38%, 8/4/23, resets monthly off the 1-month LIBOR plus 2.50%	10,714	10,798
		71,575
Oil, Gas and Consumable Fuels — 0.4%
California Resources Corporation, 2017 1st Lien Term Loan, 6.57%, 12/31/22, resets monthly off the 1-month LIBOR plus 4.75%	350,000	356,016
California Resources Corporation, Second Out Term Loan, 12.23%, 12/31/21, resets monthly off the 1-month LIBOR plus 10.38%	25,000	28,313
Chesapeake Energy Corporation, Term Loan, 9.44%, 8/23/21, resets quarterly off the 3-month LIBOR plus 7.50%	75,000	79,781
Houston Fuel Oil Co., LLC, Term Loan B, 5.80%, 8/19/21, resets quarterly off the 3-month LIBOR plus 3.50%	24,125	24,427
Lucid Energy Group II LLC, 2018 1st Lien Term Loan, 4.79%, 2/17/25, resets monthly off the 1-month LIBOR plus 3.00%	25,000	24,914
Peabody Energy Corporation, Exit Term Loan, 5.38%, 3/31/22, resets monthly off the 1-month LIBOR plus 3.50%	35,211	35,343

35

	Principal Amount/Shares	Value
Southcross Holdings Borrower LP, Exit Term Loan B, 3.50%, 4/13/23	$3,636	$3,600
		552,394
Paper and Forest Products†
Loparex Holding B.V., 2018 Term Loan, 3/27/25(8)	25,000	25,250
Real Estate Management and Development†
Capital Automotive L.P., 2017 1st Lien Term Loan, 4.38%, 3/24/24, resets monthly off the 1-month LIBOR plus 2.50%	24,936	25,050
DTZ U.S. Borrower, LLC, 2015 1st Lien Term Loan, 5.55%, 11/4/21, resets quarterly off the 3-month LIBOR plus 3.25%	764	761
DTZ U.S. Borrower, LLC, 2015 1st Lien Term Loan, 5.02%, 11/4/21, resets quarterly off the 3-month LIBOR plus 3.25%	5,812	5,793
DTZ U.S. Borrower, LLC, 2015 1st Lien Term Loan, 5.23%, 11/4/21, resets quarterly off the 3-month LIBOR plus 3.25%	47	47
DTZ U.S. Borrower, LLC, 2015 1st Lien Term Loan, 5.55%, 11/4/21, resets quarterly off the 3-month LIBOR plus 3.25%	11	12
DTZ U.S. Borrower, LLC, 2015 1st Lien Term Loan, 5.02%, 11/4/21, resets quarterly off the 3-month LIBOR plus 3.25%	300	299
DTZ U.S. Borrower, LLC, 2015 1st Lien Term Loan, 5.23%, 11/4/21, resets quarterly off the 3-month LIBOR plus 3.25%	13,621	13,575
DTZ U.S. Borrower, LLC, 2nd Lien Term Loan, 10.02%, 11/4/22, resets quarterly off the 3-month LIBOR plus 8.25%	5,856	5,863
DTZ U.S. Borrower, LLC, 2nd Lien Term Loan, 10.02%, 11/4/22, resets quarterly off the 3-month LIBOR plus 8.25%	527	528
		51,928
Retail — 0.1%
IRB Holding Corp., 1st Lien Term Loan, 4.94%, 2/5/25, resets monthly off the 1-month LIBOR plus 3.25%	125,000	126,484
Semiconductors and Semiconductor Equipment†
Micron Technology Inc, Term Loan, 3.88%, 4/26/22, resets monthly off the 1-month LIBOR plus 2.00%	49,496	49,875
Software — 0.1%
Barracuda Networks, Inc., 1st Lien Term Loan, 5.06%, 2/12/25, resets quartely off the 3-month LIBOR plus 3.25%	25,000	25,134
Barracuda Networks, Inc., 2nd Lien Term Loan, 9.06%, 2/12/26, resets quartely off the 3-month LIBOR plus 7.25%	50,000	51,104
		76,238
Specialty Retail — 0.1%
Priso Acquisition Corporation, 2017 Term Loan B, 4.88%, 5/8/22, resets monthly off the 1-month LIBOR plus 3.00%	49,241	49,498
Serta Simmons Bedding, LLC, 2nd Lien Term Loan, 9.71%, 11/8/24, resets monthly off the 1-month LIBOR plus 8.00%	94,933	76,421
		125,919
Technology Hardware, Storage and Peripherals — 0.1%
Everi Payments Inc., Term Loan B, 5.49%, 5/9/24, resets bi-monthly off the 2-month LIBOR plus 3.50%	99,250	100,150
Tempo Acquisition LLC, Term Loan, 4.88%, 5/1/24, resets monthly off the 1-month LIBOR plus 3.00%	74,438	74,891
Western Digital Corporation, 2017 Term Loan B3, 3.88%, 4/29/23, resets monthly off the 1-month LIBOR plus 2.00%	20,770	20,909
		195,950

36

	Principal Amount/Shares	Value
Transportation and Logistics†
Syncreon Global Finance (US) Inc., Term Loan B, 6.02%, 10/28/20, resets quarterly off the 3-month LIBOR plus 4.25%	$71,451	$67,056
TOTAL BANK LOAN OBLIGATIONS (Cost $6,348,887)		6,397,499
PREFERRED STOCKS — 2.5%
Banks — 0.4%
Bank of America Corp., 5.875%	25,000	25,189
Bank of America Corp., 6.50%	100,000	107,635
Bank of Nova Scotia (The), 4.65%	50,000	47,219
Citigroup, Inc., 6.875%	1,749	49,024
Citigroup, Inc., 5.95%	50,000	51,532
Citigroup, Inc., 5.90%	425,000	439,344
		719,943
Capital Markets — 0.1%
Charles Schwab Corp. (The), 5.00%	150,000	146,763
General Finance Corp., 8.125%	1,116	28,597
		175,360
Diversified Financial Services — 1.7%
Bank of America Corp., 5.40%	1,000,000	1,001,250
Bank of America Corp., 6.25%	275,000	291,871
Bank of America Corp., 6.30%	25,000	26,875
Barclays plc, 8.25%	400,000	413,764
Citigroup, Inc., 5.95%	25,000	25,953
Citigroup, Inc., 6.25%	100,000	105,750
Goldman Sachs Group, Inc. (The), 5.70%	25,000	25,500
Goldman Sachs Group, Inc. (The), 5.375%	50,000	51,392
JPMorgan Chase & Co., 6.10%	450,000	473,063
Royal Bank of Scotland Group plc, 8.00%	200,000	219,750
		2,635,168
Gas Utilities — 0.3%
Energy Transfer Partners LP, 6.25%	150,000	143,719
Energy Transfer Partners LP, 6.625%	50,000	47,656
Plains All American Pipeline LP, 6.125%	75,000	72,563
Summit Midstream Partners LP, 9.50%	175,000	178,281
		442,219
Marine†
Seaspan Corp., 6.375%	1,249	31,774
Oil, Gas and Consumable Fuels†
Nine Point Energy Holdings	18	13,500
TOTAL PREFERRED STOCKS (Cost $4,010,617)		4,017,964
COMMON STOCKS — 0.3%
Communications Equipment — 0.1%
Avaya Holdings Corp.(5)	4,725	105,840
Diversified Telecommunication Services†
Colt, Class B(5)	676	—

37

	Principal Amount/Shares	Value
Household Products†
Exide Technologies(5)	162	$227
Independent Power and Renewable Electricity Producers†
Vistra Energy Corp.(5)	3,055	63,636
Metals and Mining — 0.1%
UC Holdings, Inc.	4,088	67,452
Oil, Gas and Consumable Fuels — 0.1%
Bonanza Creek Energy, Inc.(5)	2,979	82,548
Linn Energy, Inc.	821	30,837
Midstates Petroleum Co., Inc.(5)	47	627
Nine Point Energy	923	11,537
Peabody Energy Corp.	1,253	45,734
Sabine Oil & Gas Holdings, Inc.(5)	13	634
Southcross Holdings GP, LLC, Class A(5)	4	725
Southcross Holdings LP, Class A(5)	4	725
Warren Resources, Inc.	960	960
		174,327
Wireless Telecommunication Services†
NII Holdings, Inc.(5)	3,785	7,986
TOTAL COMMON STOCKS (Cost $444,414)		419,468
CONVERTIBLE BONDS — 0.1%
Auto Components — 0.1%
Exide Technologies, (Toggle PIK), 7.00%, 4/30/25 (Acquired 4/30/15 - 12/6/17, Cost $2,702)(2)	$17,031	11,922
Meritor, Inc., VRN, 4.00%, 2/15/19(4)	75,000	78,679
		90,601
Oil, Gas and Consumable Fuels†
Chesapeake Energy Corp., 5.50%, 9/15/26	25,000	21,653
Denbury Resources, Inc., 5.00%, 12/15/23(1)	68,000	61,602
		83,255
TOTAL CONVERTIBLE BONDS (Cost $145,378)		173,856
ASSET-BACKED SECURITIES(10)†
US Airways 2012-2 Class C Pass Through Trust, Series 2012, 5.45%, 6/3/18 (Cost $25,000)	25,000	25,219
ESCROW INTERESTS(11)†
Banks†
Washington Mutual Bank, Escrow(5)	250,000	2,563
Energy†
Denver Parent Escrow, Escrow(5)	63,341	—
Energy Equipment and Services†
Hercules Offshore, Inc., Escrow(5)	3,570	3,034
Multi-Utilities†
Texas Competitive Electric Holdings Co., Escrow(5)	200,000	2,000
TOTAL ESCROW INTERESTS (Cost $159,811)		7,597

38

	Principal Amount/Shares	Value
RIGHTS†
Independent Power and Renewable Electricity Producers†
Vistra Energy Corp.(5) (Cost $—)	3,425	$3,125
WARRANTS†
Consumer Finance†
iPayment Holdings, Inc.(5)	44,936	1,348
Independent Power and Renewable Electricity Producers†
Dynegy, Inc.(5)	1,215	328
Industrial Conglomerates†
Jack Cooper Enterprises, Inc.(5)	20	—
Metals and Mining†
UC Holdings, Inc.(5)	600	3,300
Oil, Gas and Consumable Fuels†
Halcon Resources Corp.(5)	291	152
Midstates Petroleum Co., Inc(5)	337	1
Sabine Oil & Gas Holdings, Inc.(5)	7	40
		193
TOTAL WARRANTS (Cost $5,592)		5,169
TEMPORARY CASH INVESTMENTS — 7.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $11,373,787)	11,373,787	11,373,787
TOTAL INVESTMENT SECURITIES — 98.5% (Cost $157,315,590)		155,784,756
OTHER ASSETS AND LIABILITIES — 1.5%		2,315,964
TOTAL NET ASSETS — 100.0%		$158,100,720

39

NOTES TO SCHEDULE OF INVESTMENTS
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
PIK	-	Payment in Kind
resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†    Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $72,314,359, which represented 45.7% of total net assets. Of these securities, 0.1% of total net assets were deemed illiquid under policies approved by the Board of Trustees.

(2)
Restricted security that may not be offered for public sale without being registered with the Securities and Exchange Commission and/or may be subject to resale, redemption or transferability restrictions. The aggregate value of these securities at the period end was $196,429, which represented 0.1% of total net assets.

(3)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(4)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(5)	Non-income producing.

(6)	Security is in default.

(7)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty. Final maturity date is indicated.

(8)	The interest rate will be determined upon settlement of the bank loan obligation after period end.

(9)	Bank loan obligation includes unfunded delayed draw commitments. The principal amount and value of these unfunded commitments at the period end were $426 and $429, respectively.

(10)	Final maturity date indicated, unless otherwise noted.

(11)
Escrow interests represent beneficial interests in bankrupcy reorganizations or liquidation proceedings and may be subject to resale, redemption, or transferability restrictions. The amount and timing of future payments, if any, cannot be predicted with certainty.

(12)	Maturity is in default.

See Notes to Financial Statements.

40

Statement of Assets and Liabilities

MARCH 31, 2018
Assets
Investment securities, at value (cost of $157,315,590)	$155,784,756
Cash	543,266
Receivable for investments sold	621,186
Receivable for capital shares sold	124,885
Interest receivable	2,650,351
159,724,444

Liabilities
Payable for investments purchased	1,281,333
Payable for capital shares redeemed	80,660
Accrued management fees	78,015
Dividends payable	183,716
1,623,724

Net Assets	$158,100,720

Net Assets Consist of:
Capital paid in	$161,294,622
Distributions in excess of net investment income	(76,916)
Accumulated net realized loss	(1,586,152)
Net unrealized depreciation	(1,530,834)
$158,100,720

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,400,874	148,603	$9.43
I Class	$8,078,444	857,296	$9.42
Y Class	$141,642,533	15,032,139	$9.42
A Class	$5,004	531	$9.42*
R5 Class	$5,014	532	$9.42
R6 Class	$6,968,851	739,442	$9.42
* Maximum offering price $9.86 (net asset value divided by 0.955).

See Notes to Financial Statements.

41

Statement of Operations

FOR THE SIX MONTHS ENDED MARCH 31, 2018 AND YEAR ENDED SEPTEMBER 30, 2017
	March 31, 2018(1)	September 30, 2017
Investment Income (Loss)
Income:
Interest	$4,435,085	$6,890,104
Dividends (net of foreign taxes withheld of $0 and $6,082, respectively)	50,397	22,805
	4,485,482	6,912,909

Expenses:
Management fees	399,535	—
Investment advisory fees	—	539,362
Administration and accounting fees	—	128,971
Pricing fees	—	125,446
Transfer agent fees	—	53,099
Distribution and service fees - A Class	5	—
Legal fees	—	77,500
Registration fees	—	44,675
Trustees' fees and expenses	3,081	23,825
Other expenses	76	83,825
	402,697	1,076,703
Fees waived	—	(456,434)
	402,697	620,269

Net investment income (loss)	4,082,785	6,292,640

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	1,256	979,351
Change in net unrealized appreciation (depreciation) on investments	(3,850,461)	1,948,590

Net realized and unrealized gain (loss)	(3,849,205)	2,927,941

Net Increase (Decrease) in Net Assets Resulting from Operations	$233,580	$9,220,581

(1)	The fund's fiscal year end was changed from September 30 to March 31, resulting in a six-month annual reporting period (Note 8).

See Notes to Financial Statements.

42

Statement of Changes in Net Assets

SIX MONTHS ENDED MARCH 31, 2018 AND YEARS ENDED SEPTEMBER 30, 2017 AND SEPTEMBER 30, 2016
Increase (Decrease) in Net Assets	March 31, 2018(1)	September 30, 2017	September 30, 2016
Operations
Net investment income (loss)	$4,082,785	$6,292,640	$2,730,867
Net realized gain (loss)	1,256	979,351	(1,473,106)
Change in net unrealized appreciation (depreciation)	(3,850,461)	1,948,590	4,048,546
Net increase (decrease) in net assets resulting from operations	233,580	9,220,581	5,306,307

Distributions to Shareholders
From net investment income:
Investor Class	(17,318)	—	—
I Class	(75,164)	—	—
Y Class	(4,069,530)	(6,179,656)	(2,730,911)
A Class	(140)	—	—
R5 Class	(151)	—	—
R6 Class	(33,104)	—	—
From tax return of capital:
Y Class	—	—	(11,126)
Decrease in net assets from distributions	(4,195,407)	(6,179,656)	(2,742,037)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	34,648,257	30,176,641	57,557,891

Net increase (decrease) in net assets	30,686,430	33,217,566	60,122,161

Net Assets
Beginning of period	127,414,290	94,196,724	34,074,563
End of period	$158,100,720	$127,414,290	$94,196,724

Undistributed (distributions in excess of) net investment income	$(76,916)	$31,655	$(89,018)

(1)	The fund's fiscal year end was changed from September 30 to March 31, resulting in a six-month annual reporting period.

See Notes to Financial Statements.

43

Notes to Financial Statements

MARCH 31, 2018

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek current yield and capital growth.

The fund offers the Investor Class, I Class, Y Class (formerly Class I shares of The Advisors’ Inner Circle Fund III Nomura High Yield Fund), A Class, R5 Class and R6 Class. The A Class may incur an initial sales charge and may be subject to a contingent deferred sales charge. Sale of the Investor Class, I Class, A Class, R5 Class and R6 Class commenced on October 2, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, bank loan obligations and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

44

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, forward commitments and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM has engaged Nomura Corporate Research and Asset Management Inc. (NCRAM) to serve as a subadvisor for the fund and to manage the fund’s assets. NCRAM is responsible for the day-to-day management of the fund, subject to the general supervision of the Board of Trustees and the investment advisor and in accordance with the investment objective, policies and restrictions of the fund. ACIM pays all costs associated with retaining NCRAM as the subadvisor of the fund. A subsidiary of NCRAM’s parent company indirectly owns a non-controlling equity interest in ACC.

45

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	R5 Class	R6 Class
0.775%	0.675%	0.575%	0.775%	0.575%	0.525%

Distribution and Service Fees — The Board of Trustees has adopted a Master Distribution and Individual Shareholder Services Plan (the plan) for the A Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the A Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the period ended March 31, 2018 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2018 were $59,335,661 and $34,226,355, respectively.

46

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Six months ended March 31, 2018(1)(2)		Year ended September 30, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class			N/A		N/A
Sold	188,709	$1,808,267
Issued in reinvestment of distributions	1,747	16,651
Redeemed	(41,853)	(398,770)
	148,603	1,426,148
I Class			N/A		N/A
Sold	854,014	8,160,249
Issued in reinvestment of distributions	7,915	75,164
Redeemed	(4,633)	(43,805)
	857,296	8,191,608
Y Class
Sold	2,826,105	27,188,837	12,790,918	$123,058,806	7,607,398	$69,669,941
Issued in reinvestment of distributions	290,458	2,780,975	133,112	1,282,705	110,494	959,913
Redeemed	(1,252,780)	(11,991,479)	(9,753,965)	(94,164,870)	(1,528,264)	(13,071,963)
	1,863,783	17,978,333	3,170,065	30,176,641	6,189,628	57,557,891
A Class			N/A		N/A
Sold	517	5,008
Issued in reinvestment of distributions	14	132
	531	5,140
R5 Class			N/A		N/A
Sold	516	5,000
Issued in reinvestment of distributions	16	151
	532	5,151
R6 Class			N/A		N/A
Sold	735,928	7,008,773
Issued in reinvestment of distributions	3,514	33,104
	739,442	7,041,877
Net increase (decrease)	3,610,187	$34,648,257	3,170,065	$30,176,641	6,189,628	$57,557,891

(1)	The fund's fiscal year end was changed from September 30 to March 31, resulting in a six-month annual reporting period.

(2)	October 2, 2017 (commencement of sale) through March 31, 2018 for Investor Class, I Class, A Class, R5 Class and R6 Class.

47

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$133,361,072	—
Bank Loan Obligations	—	6,397,499	—
Preferred Stocks	$80,798	3,937,166	—
Common Stocks	419,468	—	—
Convertible Bonds	—	173,856	—
Asset-Backed Securities	—	25,219	—
Escrow Interests	—	7,597	—
Rights	—	3,125	—
Warrants	480	4,689	—
Temporary Cash Investments	11,373,787	—	—
	$11,874,533	$143,910,223	—

7. Federal Tax Information

The tax character of distributions paid during the six months ended March 31, 2018 and the years ended September 30, 2017 and September 30, 2016, respectively, were as follows:

	March 31, 2018(1)	September 30, 2017	September 30, 2016
Distributions Paid From
Ordinary income	$4,195,407	$6,179,656	$2,730,911
Long-term capital gains	—	—	—
Tax return of capital	—	—	$11,126

(1)	The fund's fiscal year end was changed from September 30 to March 31, resulting in a six-month annual reporting period.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

48

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$157,720,528
Gross tax appreciation of investments	$1,969,819
Gross tax depreciation of investments	(3,905,591)
Net tax appreciation (depreciation) of investments	$(1,935,772)
Other book-to-tax adjustments	$(76,884)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(166,404)
Accumulated long-term capital losses	$(1,014,842)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

8. Reorganization

On September 15, 2017, the Nomura High Yield Fund shareholders approved an agreement and plan of reorganization (the reorganization), whereby the net assets of Nomura High Yield Fund, a series issued by The Advisors’ Inner Circle Fund III, were transferred to High Income Fund, a newly organized series issued by the trust, with no investment operations prior to the reorganization, in exchange for shares of High Income Fund. The transaction will allow the Nomura High Yield Fund’s shareholders to access American Century Investment’s capabilities and operational infrastructure in terms of shareholder servicing, relationship management, and product support, and benefit from their expanded resources in the areas of multi-channel distribution and relationship management. The financial statements and performance history of Nomura High Yield Fund survived after the reorganization and the fiscal year end was changed from September 30 to March 31. The reorganization was effective on October 2, 2017.

Prior to the reorganization, the fund’s investment advisor was Nomura Asset Management U.S.A. Inc. and the fund paid an annual investment advisory fee of 0.50%. The fund was also charged a variety of other fees, including an administration and accounting fee, transfer agent fee, pricing fee, legal fee, registration fee and other expenses. Nomura Asset Management U.S.A. Inc. contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep total annual fund operating expenses from exceeding 0.575% of the fund’s average daily net assets. Nomura Asset Management U.S.A. Inc. had an agreement with NCRAM to subadvise the fund and paid the NCRAM out of their investment advisory fee.

The reorganization was accomplished by a tax-free exchange of shares between Nomura High Yield Fund - Class I and High Income Fund - Y Class. On October 2, 2017, Nomura High Yield Fund exchanged its shares for shares of High Income Fund as follows:

Original Fund/Class	Shares Exchanged	Net Assets	New Fund/Class	Shares Received	Net Assets
Nomura High Yield Fund – Class I	13,168,356	$127,414,290	High Income Fund –Y Class	13,168,356	$127,414,290

Because High Income Fund was a newly organized series with no investment operations prior to the reorganization and the reorganization was effective at the commencement of High Income Fund’s fiscal year, it is not practicable to present proforma results of operations during the period or separate the amounts of revenue and earnings of Nomura High Yield Fund that have been included in High Income Fund’s Statement of Operations.

9. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

49

Financial Highlights

For a Share Outstanding Throughout the Years Ended September 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018(3)	$9.68	0.27	(0.24)	0.03	(0.28)	—	(0.28)	$9.43	0.29%	0.78%(4)	0.78%(4)	5.70%(4)	26%	$1,401
I Class
2018(3)	$9.68	0.27	(0.25)	0.02	(0.28)	—	(0.28)	$9.42	0.23%	0.68%(4)	0.68%(4)	5.80%(4)	26%	$8,078
Y Class
2018(5)	$9.68	0.28	(0.25)	0.03	(0.29)	—	(0.29)	$9.42	0.31%	0.58%(4)	0.58%(4)	5.90%(4)	26%	$141,643
2017	$9.42	0.56	0.24	0.80	(0.54)	—	(0.54)	$9.68	8.74%	0.58%	1.00%	5.83%(8)	81%	$127,414
2016	$8.95	0.58	0.46	1.04	(0.57)(7)	—	(0.57)	$9.42	12.15%	0.61%	1.49%	6.37%(8)	116%	$94,197
2015	$10.24	0.65	(1.11)	(0.46)	(0.65)	(0.18)	(0.83)	$8.95	(4.79)%	0.71%	2.95%	6.62%(8)	106%	$34,075
2014	$10.23	0.65	0.20	0.85	(0.70)	(0.14)	(0.84)	$10.24	8.50%	0.85%	2.60%	6.24%(8)	114%	$50,820
2013(6)	$10.00	0.51	0.22	0.73	(0.50)	—	(0.50)	$10.23	7.39%	0.85%(4)	2.60%(4)	6.71%(4)(8)	148%	$48,030
A Class
2018(3)	$9.68	0.26	(0.25)	0.01	(0.27)	—	(0.27)	$9.42	0.06%	1.03%(4)	1.03%(4)	5.45%(4)	26%	$5
R5 Class
2018(3)	$9.68	0.28	(0.25)	0.03	(0.29)	—	(0.29)	$9.42	0.27%	0.58%(4)	0.58%(4)	5.90%(4)	26%	$5
R6 Class
2018(3)	$9.68	0.26	(0.23)	0.03	(0.29)	—	(0.29)	$9.42	0.31%	0.53%(4)	0.53%(4)	5.95%(4)	26%	$6,969

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	October 2, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	October 1, 2017 through March 31, 2018. The fund's fiscal year end was changed from September 30 to March 31, resulting in a six-month annual reporting period.

(6)	December 27, 2012 (fund inception) through September 30, 2013.

(7)	Per-share amount includes a distribution from tax return of capital of less than $0.005.

(8)	The ratio of net investment income (loss) to average net assets would have been lower if a portion of the fees had not been waived and/or reimbursed.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of High Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Income Fund (one of the twelve funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2018, the related statements of operations and changes in net assets, including the related notes, for the six months ended March 31, 2018, and the financial highlights for Class Y for the six months ended March 31, 2018 and for the Investor Class, I Class, A Class, R5 Class, and R6 Class for the period October 2, 2017 (commencement of sale) through March 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations and changes in its net assets for the six months ended March 31, 2018, and the financial highlights for Class Y for the six months ended March 31, 2018 and for the Investor Class, I Class, A Class, R5 Class, and R6 Class for the period October 2, 2017 (commencement of sale) through March 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements as of and for the years ended on or prior to September 30, 2017 and the financial highlights for each of the periods ended on or prior to September 30, 2017 (not presented herein, other than the statements of operations and changes in net assets, and the financial highlights) were audited by other auditors whose report dated November 29, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management and Subadvisory Agreements

The Fund’s Board of Trustees unanimously approved the initial management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, new contracts for investment advisory services are required to be approved by a majority of a fund’s independent directors/trustees and to be evaluated on an annual basis thereafter.

In advance of the Board’s consideration, the Advisor provided information concerning the fund. The materials circulated and the discussions held detailed the investment objective and strategy proposed to be utilized by the Advisor, the Fund’s characteristics and key attributes, the rationale for launching the Fund, the experience of the staff designated to manage the Fund, the proposed pricing, and the markets in which the Fund would be sold. The information considered and the discussions held included, but were not limited to:

•	the nature, extent, and quality of investment management, shareholder services, and other services to be provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor would provide to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s proposed investment objective and strategy, including a discussion of the Fund’s anticipated investment performance and proposed benchmark;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

American Century Investments’ funds utilize a unified management fee structure. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and Rule 12b-1 fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Advisor and Board believe the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and because the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds.

When considering the approval of the management agreement for the Fund, the independent Trustees considered the entrepreneurial risk that the Advisor assumes in launching a new fund. In particular, they considered the effect of the unified management fee structure and the fact that the Advisor will assume a substantial part of the start-up costs of the Fund and the risk that the Fund will not grow to a level that will become profitable to the Advisor. The Board considered the position that the Fund would take in the lineup of the American Century Investments’ family of funds and the benefits to shareholders of existing funds of the broadened product offering. Finally, while not specifically discussed, but important in the decision to approve the management agreement, is the Trustees’ familiarity with the Advisor. The Board oversees and evaluates on a continuous basis the nature and quality of all services the Advisor performs for other funds within the American Century Investments’ complex. As such, the Trustees have confidence in the Advisor’s integrity and competence in providing services to the Fund.

The Trustees considered all of the information provided by the Advisor and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. The independent Trustees concluded that the overall arrangements between the Fund and the Advisor, as provided in the management agreement, were fair and reasonable in light of the services to be provided and should be approved.

Approval of Subadvisory Agreement

The Advisor has retained Nomura Corporate Research and Asset Management Inc. (the "Subadvisor") to serve as subadvisor for the Fund. The Subadvisor is responsible for the day-to-day investment management of the Fund, subject to the general oversight of the Advisor and the Board of Trustees.

The Fund’s Board of Trustees, in considering the approval of the subadvisory agreement (the “Subadvisory Agreement”) received detailed information regarding the Subadvisor and the experience of those designated to manage the Fund. The Board also received a recommendation from the Advisor to approve the Subadvisor.The information considered and the discussions held with regard to the Subadvisor included, but were not limited to:

•	the nature, extent, and quality of investment management services to be provided by the Subadvisor to the Fund;

•	the Subadvisor’s breadth of experience in managing its particular investment strategy and in managing investments generally;

•	the expected composition and liquidity of the securities held in the Fund;

•	data comparing the performance of the Subadvisor’s proposed investment strategies employed in similar accounts to appropriate benchmarks; and

•	the compliance policies, procedures, and regulatory experience of the Subadvisor, including management of other registered investment companies, if applicable.

The independent Trustees reviewed the proposed fees for the Subadvisor, noting that the compensation paid to the Subadvisor would be paid by the Advisor out of the Fund’s unified fee. They also noted that the terms of the Subadvisory Agreement was the result of arms’ length negotiations between the Advisor and the Subadvisor. The independent Trustees considered all of the information provided by the Advisor, the Subadvisor, and the independent Trustees’ independent counsel in connection with the approval, and concluded that they had sufficient information to evaluate the proposed agreements on behalf of the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. Based on all of the information considered, the independent Trustees concluded that the Subadvisory Agreement with the Subadvisor was fair and reasonable in light of the services to be provided and should be approved.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Change of Independent Registered Public Accounting Firm

The fund has selected PricewaterhouseCoopers LLP (“PwC”) to serve as its independent registered public accountant for the fiscal year ended March 31, 2018. Prior to the reorganization (the “Reorganization”) of the Nomura High Yield Fund (the “Predecessor Fund”) into the fund, the Predecessor Fund engaged Ernst & Young LLP (“EY”) as its independent registered public accountant. The decision not to renew the engagement of EY, effective upon its completion of its audit for the fiscal year ended September 30, 2017, was solely a result of the Reorganization. EY’s reports on the Predecessor Fund’s financial statements for the fiscal years ended September 30, 2017 and September 30, 2016 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Predecessor Fund’s fiscal years ended September 30, 2017 and September 30, 2016 (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Predecessor Fund’s financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K. The decision to select PwC was recommended by the fund’s Audit Committee and approved by the fund’s Board of Trustees on May 19, 2017. During the Predecessor Fund’s fiscal years ended September 30, 2017 and September 30, 2016, neither the fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304).

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2018.

For corporate taxpayers, the fund hereby designates $49,574, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2018 as qualified for the corporate dividends received deduction.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93333 1805

Annual Report

March 31, 2018

High-Yield Fund
Investor Class (ABHIX)
I Class (AHYHX)
Y Class (AHYLX)
A Class (AHYVX)
C Class (AHDCX)
R Class (AHYRX)
R5 Class (ACYIX)
R6 Class (AHYDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Rally Rolled On, Until Volatility Resurfaced

For most of the 12-month period, broad U.S. stock and bond indices generated positive returns. Stocks generally rallied against a backdrop of robust corporate earnings results, steady economic growth, relatively low interest rates, and U.S. tax reform. For bonds, modest economic gains, relatively muted inflation, and gradual—and well telegraphed—tightening from the Federal Reserve (the Fed) continued to support positive performance.

Then, in early February, a force that was largely dormant during 2017—volatility—re-emerged. Robust U.S. wage growth triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. Treasury yields climbed to their highest levels in several years, and stock prices plunged into correction territory. Economic data released in March helped calm the unrest, while the Fed's March rate hike, which investors had expected, had little impact. Markets recovered much of the previous weeks’ losses, until a fresh round of worries emerged. President Trump announced the U.S. would implement tariffs on certain imports from China, sparking fears of a global trade war and triggering a flight to quality in the financial markets.

Despite the resurgence of volatility late in the period, U.S. stocks (S&P 500 Index) delivered a total return of 13.99% for the 12 months. Continuing a long-standing trend, growth stocks significantly outperformed their value counterparts across the capitalization spectrum. Meanwhile, the March flight to quality helped bonds hang onto the modest gains generated ahead of the market turbulence, and investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned 1.20% for the 12-month period.

With inflationary pressures mounting, Treasury yields rising, volatility resurfacing, and the implications of tax reform still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ABHIX	2.33%	3.39%	6.37%	—	9/30/97
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	—	3.78%	5.00%	8.32%	—	—
I Class	AHYHX	—	—	—	2.11%	4/10/17
Y Class	AHYLX	—	—	—	2.20%	4/10/17
A Class	AHYVX					3/8/02
No sales charge		2.25%	3.17%	6.12%	—
With sales charge		-2.35%	2.21%	5.64%	—
C Class	AHDCX	1.31%	2.36%	5.32%	—	12/10/01
R Class	AHYRX	1.82%	2.87%	5.84%	—	7/29/05
R5 Class	ACYIX	2.72%	3.63%	6.60%	—	8/2/04
R6 Class	AHYDX	2.58%	—	—	3.78%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2018
Investor Class — $18,544

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index— $22,246

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.85%	0.75%	0.65%	1.10%	1.85%	1.35%	0.65%	0.60%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Kevin Akioka, Gavin Fleischman, and David MacEwen

Performance Summary

High-Yield returned 2.33%* for the 12 months ended March 31, 2018, compared with the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, which gained 3.78%. Fund returns reflect operating expenses, while index returns do not.

High-Yield’s absolute return reflected a mixed environment for high-yield corporate bonds during the 12-month period, with losses in the final months detracting somewhat from positive performance earlier in the reporting period. Against a backdrop of stable and improving economic growth, strong corporate earnings, corporate tax reform, and rising oil prices, company fundamentals were healthy, and default rates trended downward. Interest rates rose over the reporting period, as the Federal Reserve enacted three rate hikes, but rates—particularly longer-maturity rates—took a sharper turn upward on surprisingly high wage growth at the start of 2018. Fears of rapidly rising inflation spurred a significant jump in equity and credit market volatility during the final months of the reporting period, triggering a widening of high-yield credit spreads (the difference between U.S. Treasury yields and below-investment-grade corporate bond yields of similar maturity).

Within the fund, security selection and sector allocation primarily accounted for underperformance relative to the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

Security Selection in Retail, Wireline, and Pharmaceutical Sectors Detracted

Security selection was the primary driver of the fund’s underperformance, and our holdings in the retail sector were key detractors. Retail companies continued to face a challenging operating environment due to structural industry changes commonly referred to as the “Amazon effect.” Consumers are increasingly shifting to online shopping, yet some companies have been slow to adapt to changing customer preferences and declining store traffic. A few of the fund’s retail holdings faced operating challenges due to these trends.

Security selection in the wireline sector also detracted from performance. In the face of increased competition, management teams have been using various strategies to mitigate declines in legacy operations, including mergers and acquisitions, asset sales, and liability management. The results have been mixed, and despite attractive valuations, investors remain skeptical of any near-term improvement in sector fundamentals.

Security choices in the pharmaceutical sector weighed on relative performance, as the industry faces ongoing pressure from President Trump’s administration on pricing practices. Litigation headlines and concerns about the durability of pharmaceutical business models have also weighed on investor sentiment in the sector.

On a positive note, security selection in the metals and mining and health care sectors benefited performance. Overweight positions in select issuers that had positive merger and acquisition developments added value, as did other issuers experiencing fundamental credit improvement.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Portfolio Positioning

We remain cautiously optimistic for high-yield corporate bonds. On one hand, we believe the following four factors are providing stability to the high-yield market: 1) the economic and corporate earnings backdrops are favorable; 2) gains from the recently passed tax-reform legislation may not be fully realized yet; 3) defaults remain relatively low (the industry average was approximately 3% at period-end, and that rate is expected to fall over the calendar year); and 4) issuance is still healthy. On the other hand, high-yield valuations remain elevated, though recent market volatility did lead to wider credit spreads, which created new buying opportunities.

Against this backdrop, we are maintaining our overweight position in securities with B credit ratings, as we believe that segment of the credit-quality spectrum represents good value. We are underweight in BB credits, where valuations have been too high, according to our analysis. But we believe the segment is starting to look more attractive after the sell-off in the first quarter of 2018. We are maintaining a neutral weight versus the index in CCC-rated credits. In this segment, we would expect to get more cautious if the macroeconomic outlook deteriorates, or if companies begin to take on more leverage or demonstrate other signs of weaker fundamentals.

In terms of sectors, the portfolio is overweight in energy holdings, particularly exploration and production (E&P) companies. Many E&P companies are still trading at lower valuations than other industries, though oil prices have stabilized in a range that allows E&P companies to generate what we believe are decent cash flows. The portfolio also has an overweight position in the gaming sector. We believe valuations are less competitive, but we like the fundamental outlook for gaming companies. Conversely, the portfolio has underweight positions in the technology and banking sectors, which we believe are trading at high valuations relative to the broader market. As the environment evolves, our bottom-up security selection process, which strives to identify bonds with attractive yields, solid balance sheets, and good fundamentals trading at attractive valuations, will remain a key factor in seeking strong relative performance.

6

Fund Characteristics

MARCH 31, 2018
Portfolio at a Glance
Average Duration (effective)	4.1 years
Weighted Average Life	6.3 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	96.6%
Asset-Backed Securities	0.3%
Sovereign Governments and Agencies	0.2%
Common Stocks	—*
Temporary Cash Investments	1.0%
Other Assets and Liabilities	1.9%
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period(1) 10/1/17 - 3/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$987.30	$3.96	0.80%
I Class	$1,000	$987.80	$3.47	0.70%
Y Class	$1,000	$990.00	$2.98	0.60%
A Class	$1,000	$987.80	$5.20	1.05%
C Class	$1,000	$982.40	$8.90	1.80%
R Class	$1,000	$984.80	$6.43	1.30%
R5 Class	$1,000	$990.00	$2.98	0.60%
R6 Class	$1,000	$990.20	$2.73	0.55%
Hypothetical
Investor Class	$1,000	$1,020.94	$4.03	0.80%
I Class	$1,000	$1021.44	$3.53	0.70%
Y Class	$1,000	$1021.94	$3.02	0.60%
A Class	$1,000	$1019.70	$5.29	1.05%
C Class	$1,000	$1015.96	$9.05	1.80%
R Class	$1,000	$1,018.45	$6.54	1.30%
R5 Class	$1,000	$1,021.94	$3.02	0.60%
R6 Class	$1,000	$1,022.19	$2.77	0.55%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2018

	Principal Amount	Value
CORPORATE BONDS — 96.6%
Aerospace and Defense — 1.1%
Bombardier, Inc., 8.75%, 12/1/21(1)	$160,000	$176,200
Bombardier, Inc., 5.75%, 3/15/22(1)	215,000	213,796
Bombardier, Inc., 6.00%, 10/15/22(1)	185,000	184,306
Bombardier, Inc., 7.50%, 3/15/25(1)	305,000	314,531
TransDigm, Inc., 6.00%, 7/15/22	160,000	163,600
TransDigm, Inc., 6.375%, 6/15/26	520,000	525,200
		1,577,633
Air Freight and Logistics — 0.2%
XPO Logistics, Inc., 6.50%, 6/15/22(1)	240,000	248,400
Airlines — 0.6%
American Airlines Group, Inc., 4.625%, 3/1/20(1)	275,000	278,094
United Continental Holdings, Inc., 5.00%, 2/1/24	555,000	551,531
		829,625
Auto Components — 1.0%
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	170,000	176,163
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23	540,000	544,725
Tenneco, Inc., 5.00%, 7/15/26	475,000	462,080
ZF North America Capital, Inc., 4.75%, 4/29/25(1)	360,000	365,400
		1,548,368
Automobiles — 0.2%
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20	250,000	252,835
Banks — 0.6%
Intesa Sanpaolo SpA, 5.02%, 6/26/24(1)	800,000	789,800
Royal Bank of Scotland Group plc, 6.125%, 12/15/22	130,000	138,057
		927,857
Biotechnology — 0.2%
AMAG Pharmaceuticals, Inc., 7.875%, 9/1/23(1)	245,000	243,163
Chemicals — 2.5%
Ashland LLC, 4.75%, 8/15/22	495,000	503,662
Blue Cube Spinco, Inc., 9.75%, 10/15/23	20,000	23,031
CF Industries, Inc., 3.45%, 6/1/23	413,000	398,029
Chemours Co. (The), 6.625%, 5/15/23	150,000	158,063
Hexion, Inc., 6.625%, 4/15/20	405,000	379,687
Huntsman International LLC, 5.125%, 11/15/22	195,000	202,069
INEOS Group Holdings SA, 5.625%, 8/1/24(1)	425,000	430,844
NOVA Chemicals Corp., 4.875%, 6/1/24(1)	500,000	480,625
Olin Corp., 5.125%, 9/15/27	360,000	355,950
Platform Specialty Products Corp., 6.50%, 2/1/22(1)	195,000	198,656
Platform Specialty Products Corp., 5.875%, 12/1/25(1)	370,000	362,137
Tronox Finance plc, 5.75%, 10/1/25(1)	180,000	175,500
		3,668,253

10

	Principal Amount	Value
Commercial Services and Supplies — 1.6%
ADT Corp. (The), 6.25%, 10/15/21	$355,000	$371,863
Covanta Holding Corp., 5.875%, 3/1/24	606,000	595,395
Envision Healthcare Corp., 5.125%, 7/1/22(1)	530,000	530,000
Iron Mountain, Inc., 5.75%, 8/15/24	395,000	384,631
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23(1)	430,000	467,087
		2,348,976
Communications Equipment — 1.3%
CommScope Technologies LLC, 5.00%, 3/15/27(1)	555,000	528,637
CommScope, Inc., 5.50%, 6/15/24(1)	238,000	243,950
IHS Netherlands Holdco BV, 9.50%, 10/27/21(1)	305,000	320,797
Zayo Group LLC / Zayo Capital, Inc., 6.00%, 4/1/23	315,000	325,238
Zayo Group LLC / Zayo Capital, Inc., 5.75%, 1/15/27(1)	500,000	489,375
		1,907,997
Construction and Engineering — 0.3%
SBA Communications Corp., 4.875%, 7/15/22	415,000	419,150
Construction Materials — 0.7%
Builders FirstSource, Inc., 5.625%, 9/1/24(1)	289,000	291,529
Standard Industries, Inc., 6.00%, 10/15/25(1)	375,000	386,250
USG Corp., 5.50%, 3/1/25(1)	280,000	292,950
		970,729
Consumer Discretionary — 0.6%
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(1)	880,000	845,838
Consumer Finance — 1.9%
CIT Group, Inc., 5.00%, 8/15/22	35,000	35,919
CIT Group, Inc., 5.00%, 8/1/23	250,000	256,488
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23	170,000	176,752
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	465,000	473,137
Harland Clarke Holdings Corp., 9.25%, 3/1/21(1)	140,000	144,725
IHS Markit Ltd., 4.75%, 2/15/25(1)	140,000	142,450
Navient Corp., 5.00%, 10/26/20	60,000	60,525
Navient Corp., 5.50%, 1/25/23	905,000	892,556
Navient Corp., MTN, 6.125%, 3/25/24	140,000	140,175
Park Aerospace Holdings Ltd., 5.25%, 8/15/22(1)	460,000	452,387
		2,775,114
Containers and Packaging — 3.1%
ARD Finance SA, (Toggle PIK), 7.125%, 9/15/23	780,000	810,225
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.00%, 2/15/25(1)	415,000	418,112
Ball Corp., 5.00%, 3/15/22	205,000	212,944
Ball Corp., 4.00%, 11/15/23	90,000	88,088
Ball Corp., 5.25%, 7/1/25	250,000	258,437
Berry Global, Inc., 5.50%, 5/15/22	100,000	102,750
Berry Global, Inc., 5.125%, 7/15/23	330,000	334,960
BWAY Holding Co., 5.50%, 4/15/24(1)	230,000	232,013
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	445,000	442,775

11

	Principal Amount	Value
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(1)	$240,000	$248,850
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 6.875%, 2/15/21	109,159	110,797
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(1)	390,000	394,270
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.00%, 7/15/24(1)	535,000	561,081
Sealed Air Corp., 5.125%, 12/1/24(1)	440,000	449,856
		4,665,158
Diversified Financial Services — 1.4%
Ally Financial, Inc., 4.75%, 9/10/18	35,000	35,357
Ally Financial, Inc., 8.00%, 3/15/20	98,000	105,595
Ally Financial, Inc., 4.125%, 2/13/22	305,000	304,237
Ally Financial, Inc., 5.75%, 11/20/25	95,000	98,235
Ally Financial, Inc., 8.00%, 11/1/31	210,000	257,250
HUB International Ltd., 7.875%, 10/1/21(1)	410,000	424,862
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.00%, 8/1/20	100,000	102,063
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.875%, 2/1/22	405,000	407,531
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 2/1/22	255,000	260,100
Intelsat Connect Finance SA, 12.50%, 4/1/22(1)	161,000	124,373
		2,119,603
Diversified Telecommunication Services — 4.8%
CenturyLink, Inc., 5.625%, 4/1/20	655,000	662,369
CenturyLink, Inc., 5.80%, 3/15/22	360,000	353,250
Cincinnati Bell, Inc., 7.00%, 7/15/24(1)	195,000	175,500
Frontier Communications Corp., 7.125%, 3/15/19	495,000	496,856
Frontier Communications Corp., 10.50%, 9/15/22	35,000	29,447
Frontier Communications Corp., 7.125%, 1/15/23	555,000	377,228
Frontier Communications Corp., 6.875%, 1/15/25	450,000	268,312
Frontier Communications Corp., 11.00%, 9/15/25	55,000	41,491
Hughes Satellite Systems Corp., 5.25%, 8/1/26	480,000	472,200
Inmarsat Finance plc, 4.875%, 5/15/22(1)	175,000	171,063
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	580,000	539,400
Intelsat Jackson Holdings SA, 9.75%, 7/15/25(1)	860,000	805,175
Level 3 Financing, Inc., 5.375%, 8/15/22	645,000	646,612
Level 3 Financing, Inc., 5.375%, 5/1/25	185,000	179,912
Sprint Capital Corp., 6.875%, 11/15/28	280,000	262,150
Sprint Capital Corp., 8.75%, 3/15/32	280,000	293,300
Telecom Italia Capital SA, 6.375%, 11/15/33	750,000	817,500
Windstream Services LLC / Windstream Finance Corp., 7.75%, 10/15/20	65,000	54,600
Windstream Services LLC / Windstream Finance Corp., 6.375%, 8/1/23(1)	110,000	63,250
Windstream Services LLC / Windstream Finance Corp., 6.375%, 8/1/23	350,000	202,125
Windstream Services LLC / Windstream Finance Corp., 8.625%, 10/31/25(1)	317,000	294,810
		7,206,550

12

	Principal Amount	Value
Energy Equipment and Services — 2.6%
Ensco plc, 8.00%, 1/31/24	$488,000	$473,360
Ensco plc, 5.20%, 3/15/25	245,000	200,594
Nabors Industries, Inc., 4.625%, 9/15/21	360,000	349,290
Noble Holding International Ltd., 7.75%, 1/15/24	675,000	629,437
Precision Drilling Corp., 5.25%, 11/15/24	375,000	353,437
Transocean, Inc., 9.00%, 7/15/23(1)	870,000	928,725
Weatherford International Ltd., 7.75%, 6/15/21	290,000	271,513
Weatherford International Ltd., 4.50%, 4/15/22	590,000	492,650
Weatherford International Ltd., 9.875%, 2/15/24	250,000	229,375
		3,928,381
Equity Real Estate Investment Trusts (REITs) — 2.0%
CoreCivic, Inc., 4.125%, 4/1/20	275,000	277,062
Equinix, Inc., 5.375%, 5/15/27	520,000	529,100
Iron Mountain, Inc., 4.875%, 9/15/27(1)	500,000	466,250
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24	475,000	491,625
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, 4/15/21	280,000	283,500
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.125%, 12/15/24(1)	570,000	518,700
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.00%, 4/15/23(1)	140,000	135,100
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 8.25%, 10/15/23	205,000	194,750
		2,896,087
Financial Services — 0.6%
Solera LLC / Solera Finance, Inc., 10.50%, 3/1/24(1)	750,000	838,125
Food and Staples Retailing — 1.3%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC, 6.625%, 6/15/24	595,000	536,244
BI-LO LLC / BI-LO Finance Corp., 9.25%, 2/15/19(1)(2)	125,000	125,469
Horizon Pharma, Inc., 6.625%, 5/1/23	415,000	415,000
Rite Aid Corp., 6.125%, 4/1/23(1)	665,000	673,312
SUPERVALU, Inc., 6.75%, 6/1/21	250,000	248,125
		1,998,150
Food Products — 2.0%
B&G Foods, Inc., 5.25%, 4/1/25	460,000	429,525
JBS USA LUX SA / JBS USA Finance, Inc., 7.25%, 6/1/21(1)	210,000	212,888
JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 7/15/24(1)	280,000	274,134
JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 6/15/25(1)	45,000	42,188
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(1)	460,000	458,275
Pilgrim's Pride Corp., 5.75%, 3/15/25(1)	755,000	735,181
Post Holdings, Inc., 5.00%, 8/15/26(1)	935,000	890,587
		3,042,778
Gas Utilities — 3.5%
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24	245,000	271,950
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25	285,000	299,250
Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/27	450,000	448,312

13

	Principal Amount	Value
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.25%, 4/1/23	$140,000	$141,750
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25	460,000	457,700
Energy Transfer Equity LP, 5.875%, 1/15/24	310,000	320,850
Energy Transfer Equity LP, 5.50%, 6/1/27	400,000	402,000
Genesis Energy LP / Genesis Energy Finance Corp., 6.75%, 8/1/22	135,000	139,219
Genesis Energy LP / Genesis Energy Finance Corp., 5.625%, 6/15/24	810,000	767,475
NuStar Logistics LP, 4.75%, 2/1/22	155,000	151,125
Rockies Express Pipeline LLC, 5.625%, 4/15/20(1)	315,000	327,603
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	471,000	453,926
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.125%, 2/1/25	461,000	460,424
Williams Cos., Inc. (The), 4.55%, 6/24/24	605,000	612,242
		5,253,826
Health Care Equipment and Supplies — 0.9%
DJO Finance LLC / DJO Finance Corp., 8.125%, 6/15/21(1)	235,000	236,763
Mallinckrodt International Finance SA, 4.75%, 4/15/23	625,000	481,250
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.75%, 8/1/22(1)	220,000	189,200
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23(1)	265,000	213,325
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.50%, 4/15/25(1)	145,000	113,281
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 6.625%, 5/15/22(1)	175,000	171,500
		1,405,319
Health Care Providers and Services — 6.2%
Acadia Healthcare Co., Inc., 5.125%, 7/1/22	100,000	100,500
Acadia Healthcare Co., Inc., 5.625%, 2/15/23	290,000	295,075
CHS / Community Health Systems, Inc., 8.00%, 11/15/19	315,000	285,075
CHS / Community Health Systems, Inc., 7.125%, 7/15/20	85,000	69,594
CHS / Community Health Systems, Inc., 5.125%, 8/1/21	270,000	252,450
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	180,000	105,075
CHS / Community Health Systems, Inc., 6.25%, 3/31/23	575,000	532,594
DaVita, Inc., 5.125%, 7/15/24	232,000	226,925
DaVita, Inc., 5.00%, 5/1/25	595,000	576,585
Encompass Health Corp., 5.75%, 11/1/24	275,000	280,500
Envision Healthcare Corp., 5.625%, 7/15/22	365,000	368,468
HCA, Inc., 4.75%, 5/1/23	55,000	55,756
HCA, Inc., 5.00%, 3/15/24	190,000	192,375
HCA, Inc., 5.375%, 2/1/25	695,000	698,475
HCA, Inc., 7.69%, 6/15/25	670,000	742,025
HCA, Inc., 4.50%, 2/15/27	480,000	464,400
Jaguar Holding Co. II / Pharmaceutical Product Development LLC, 6.375%, 8/1/23(1)	375,000	380,156
Kindred Healthcare, Inc., 8.00%, 1/15/20	370,000	393,587
Kindred Healthcare, Inc., 6.375%, 4/15/22	200,000	201,500

14

	Principal Amount	Value
Tenet Healthcare Corp., 6.00%, 10/1/20	$35,000	$36,313
Tenet Healthcare Corp., 8.125%, 4/1/22	670,000	700,987
Tenet Healthcare Corp., 6.75%, 6/15/23	780,000	766,350
Tenet Healthcare Corp., 5.125%, 5/1/25(1)	500,000	482,500
Tenet Healthcare Corp., 7.00%, 8/1/25(1)	530,000	523,375
Universal Health Services, Inc., 5.00%, 6/1/26(1)	475,000	479,750
		9,210,390
Hotels, Restaurants and Leisure — 5.9%
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25(1)	500,000	478,600
Aramark Services, Inc., 5.125%, 1/15/24	355,000	362,988
Boyd Gaming Corp., 6.875%, 5/15/23	288,000	304,920
Boyd Gaming Corp., 6.375%, 4/1/26	350,000	367,314
Eldorado Resorts, Inc., 7.00%, 8/1/23	600,000	637,050
Golden Nugget, Inc., 6.75%, 10/15/24(1)	610,000	616,100
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24	510,000	495,975
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.625%, 4/1/25	455,000	455,569
International Game Technology plc, 6.25%, 2/15/22(1)	295,000	310,488
International Game Technology plc, 6.50%, 2/15/25(1)	585,000	629,606
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., 6.75%, 11/15/21(1)	460,000	476,100
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.25%, 6/1/26(1)	250,000	249,688
MGM Resorts International, 6.00%, 3/15/23	350,000	368,375
MGM Resorts International, 4.625%, 9/1/26	280,000	268,800
Penn National Gaming, Inc., 5.625%, 1/15/27(1)	680,000	654,500
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp., 6.125%, 8/15/21(1)	260,000	251,550
Scientific Games International, Inc., 6.25%, 9/1/20	445,000	447,781
Scientific Games International, Inc., 10.00%, 12/1/22	290,000	313,381
Station Casinos LLC, 5.00%, 10/1/25(1)	100,000	95,250
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25(1)	805,000	811,037
Yum! Brands, Inc., 3.75%, 11/1/21	200,000	198,250
		8,793,322
Household Durables — 4.0%
Beazer Homes USA, Inc., 7.25%, 2/1/23	15,000	15,581
Beazer Homes USA, Inc., 6.75%, 3/15/25	430,000	427,850
Beazer Homes USA, Inc., 5.875%, 10/15/27	330,000	307,313
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.125%, 7/1/22(1)	340,000	350,625
Century Communities, Inc., 6.875%, 5/15/22	235,000	243,484
Lennar Corp., 4.50%, 4/30/24	695,000	682,837
Meritage Homes Corp., 7.00%, 4/1/22	110,000	120,725
Meritage Homes Corp., 5.125%, 6/6/27	730,000	691,675
PulteGroup, Inc., 5.50%, 3/1/26	465,000	480,926
Shea Homes LP / Shea Homes Funding Corp., 5.875%, 4/1/23(1)	355,000	361,213
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 3/1/24(1)	715,000	718,360
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24	960,000	978,912

15

	Principal Amount	Value
William Lyon Homes, Inc., 5.875%, 1/31/25	$570,000	$555,037
		5,934,538
Household Products — 0.5%
Energizer Holdings, Inc., 5.50%, 6/15/25(1)	365,000	368,650
Spectrum Brands, Inc., 6.625%, 11/15/22	65,000	67,275
Spectrum Brands, Inc., 5.75%, 7/15/25	325,000	333,125
		769,050
Industrial Conglomerates — 0.1%
Signode Industrial Group Lux SA / Signode Industrial Group US, Inc., 6.375%, 5/1/22(1)	88,000	90,860
Insurance — 0.9%
Genworth Holdings, Inc., 7.625%, 9/24/21	315,000	304,763
Genworth Holdings, Inc., VRN, 3.84%, 5/15/18, resets quarterly off the 3-month LIBOR plus 2.00%	175,000	80,103
Liberty Mutual Group, Inc., VRN, 5.03%, 6/15/18, resets quarterly off the 3-month LIBOR plus 2.91%(1)	670,000	660,787
Voya Financial, Inc., VRN, 5.65%, 5/15/23(3)	350,000	357,875
		1,403,528
Internet Software and Services — 0.5%
IAC/InterActiveCorp, 4.75%, 12/15/22	130,000	128,050
Netflix, Inc., 5.75%, 3/1/24	555,000	578,588
		706,638
IT Services — 0.7%
CDW LLC / CDW Finance Corp., 5.00%, 9/1/23	40,000	40,654
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24	290,000	303,862
First Data Corp., 7.00%, 12/1/23(1)	330,000	347,738
First Data Corp., 5.75%, 1/15/24(1)	410,000	414,100
		1,106,354
Machinery — 0.4%
BlueLine Rental Finance Corp. / BlueLine Rental LLC, 9.25%, 3/15/24(1)	545,000	585,701
Marine — 0.5%
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21	805,000	809,025
Media — 11.8%
Altice Financing SA, 6.625%, 2/15/23(1)	430,000	426,775
Altice Financing SA, 7.50%, 5/15/26(1)	505,000	496,162
Altice France SA, 6.00%, 5/15/22(1)	495,000	484,481
Altice France SA, 7.375%, 5/1/26(1)	815,000	779,344
Altice Luxembourg SA, 7.625%, 2/15/25(1)	470,000	403,612
Altice US Finance I Corp., 5.375%, 7/15/23(1)	460,000	467,130
Altice US Finance I Corp., 5.50%, 5/15/26(1)	245,000	239,488
AMC Entertainment Holdings, Inc., 5.875%, 2/15/22	140,000	142,275
AMC Entertainment Holdings, Inc., 5.75%, 6/15/25	140,000	138,425
AMC Networks, Inc., 4.75%, 8/1/25	730,000	705,275
Cablevision Systems Corp., 5.875%, 9/15/22	805,000	800,733
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/23(1)	280,000	281,050
CCO Holdings LLC / CCO Holdings Capital Corp., 5.375%, 5/1/25(1)	325,000	320,937

16

	Principal Amount	Value
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(1)	$880,000	$877,809
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(1)	515,000	490,228
Cinemark USA, Inc., 5.125%, 12/15/22	165,000	168,713
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	105,000	104,738
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	560,000	561,400
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	205,000	209,613
CSC Holdings LLC, 6.75%, 11/15/21	65,000	67,844
CSC Holdings LLC, 6.625%, 10/15/25(1)	200,000	207,000
CSC Holdings LLC, 5.50%, 4/15/27(1)	485,000	465,600
DISH DBS Corp., 5.00%, 3/15/23	635,000	575,469
DISH DBS Corp., 5.875%, 11/15/24	630,000	563,850
Gray Television, Inc., 5.125%, 10/15/24(1)	475,000	460,750
Gray Television, Inc., 5.875%, 7/15/26(1)	455,000	443,625
Lamar Media Corp., 5.00%, 5/1/23	290,000	293,900
McClatchy Co. (The), 9.00%, 12/15/22	104,000	108,810
Nexstar Broadcasting, Inc., 5.625%, 8/1/24(1)	635,000	623,697
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	355,000	355,611
RR Donnelley & Sons Co., 6.00%, 4/1/24	415,000	398,400
Sinclair Television Group, Inc., 5.625%, 8/1/24(1)	485,000	482,575
Sirius XM Radio, Inc., 4.625%, 5/15/23(1)	315,000	310,763
Sirius XM Radio, Inc., 5.375%, 4/15/25(1)	350,000	348,250
TEGNA, Inc., 5.125%, 7/15/20	80,000	81,167
TEGNA, Inc., 5.50%, 9/15/24(1)	415,000	424,856
Unitymedia GmbH, 6.125%, 1/15/25(1)	265,000	279,244
Univision Communications, Inc., 5.125%, 2/15/25(1)	375,000	350,625
UPCB Finance IV Ltd., 5.375%, 1/15/25(1)	315,000	305,550
Videotron Ltd., 5.00%, 7/15/22	280,000	285,250
Virgin Media Finance plc, 5.75%, 1/15/25(1)	640,000	615,200
WMG Acquisition Corp., 5.625%, 4/15/22(1)	517,000	530,571
Ziggo Bond Finance BV, 5.875%, 1/15/25(1)	290,000	275,500
Ziggo Secured Finance BV, 5.50%, 1/15/27(1)	675,000	635,992
		17,588,287
Metals and Mining — 5.2%
AK Steel Corp., 7.00%, 3/15/27	455,000	447,037
Alcoa Nederland Holding BV, 6.75%, 9/30/24(1)	410,000	440,750
Aleris International, Inc., 9.50%, 4/1/21(1)	235,000	245,281
Allegheny Technologies, Inc., 5.95%, 1/15/21	715,000	732,875
Arconic, Inc., 5.40%, 4/15/21	105,000	108,675
Arconic, Inc., 5.125%, 10/1/24	175,000	178,609
Cleveland-Cliffs, Inc., 5.75%, 3/1/25(1)	830,000	795,762
Constellium NV, 6.625%, 3/1/25(1)	585,000	593,775
First Quantum Minerals Ltd., 7.25%, 5/15/22(1)	305,000	306,525
Freeport-McMoRan, Inc., 3.55%, 3/1/22	275,000	266,750
Freeport-McMoRan, Inc., 5.40%, 11/14/34	655,000	625,715
Kinross Gold Corp., 5.125%, 9/1/21	140,000	145,964
Lundin Mining Corp., 7.875%, 11/1/22(1)	235,000	249,394

17

	Principal Amount	Value
Novelis Corp., 6.25%, 8/15/24(1)	$165,000	$169,538
Novelis Corp., 5.875%, 9/30/26(1)	780,000	770,250
Steel Dynamics, Inc., 5.00%, 12/15/26	360,000	360,900
Teck Resources Ltd., 4.75%, 1/15/22	285,000	289,988
Teck Resources Ltd., 8.50%, 6/1/24(1)	265,000	295,131
Teck Resources Ltd., 6.25%, 7/15/41	465,000	495,225
United States Steel Corp., 7.375%, 4/1/20	98,000	104,615
United States Steel Corp., 6.875%, 8/15/25	100,000	103,250
		7,726,009
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
iStar, Inc., 5.00%, 7/1/19	270,000	271,025
Multi-Utilities — 2.7%
AES Corp., 4.875%, 5/15/23	260,000	265,850
AES Corp., 6.00%, 5/15/26	530,000	560,475
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27	605,000	581,556
Calpine Corp., 5.375%, 1/15/23	645,000	619,877
Dynegy, Inc., 7.375%, 11/1/22	435,000	459,469
Dynegy, Inc., 7.625%, 11/1/24	225,000	243,844
NRG Energy, Inc., 6.25%, 7/15/22	55,000	56,908
NRG Energy, Inc., 6.25%, 5/1/24	430,000	445,050
NRG Energy, Inc., 7.25%, 5/15/26	530,000	564,450
Talen Energy Supply LLC, 6.50%, 6/1/25	390,000	276,900
		4,074,379
Multiline Retail†
JC Penney Corp., Inc., 5.65%, 6/1/20	2,000	2,058
Oil, Gas and Consumable Fuels — 10.7%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp., 7.875%, 12/15/24	375,000	392,344
Antero Resources Corp., 5.125%, 12/1/22	255,000	258,188
Antero Resources Corp., 5.625%, 6/1/23	255,000	261,375
Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21	235,000	229,125
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	105,000	106,706
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	235,000	236,175
Chesapeake Energy Corp., 8.00%, 12/15/22(1)	155,000	164,106
Chesapeake Energy Corp., 8.00%, 1/15/25(1)	605,000	586,850
CNX Resources Corp., 5.875%, 4/15/22	658,000	663,757
Comstock Resources, Inc., (Toggle PIK), 10.00%, 3/15/20	485,000	500,762
Continental Resources, Inc., 3.80%, 6/1/24	55,000	53,144
Continental Resources, Inc., 4.90%, 6/1/44	245,000	235,813
Denbury Resources, Inc., 9.00%, 5/15/21(1)	255,000	262,650
Denbury Resources, Inc., 4.625%, 7/15/23	220,000	163,900
Diamondback Energy, Inc., 4.75%, 11/1/24	385,000	382,112
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/24(1)	310,000	222,038
EP Energy LLC / Everest Acquisition Finance, Inc., 8.00%, 11/29/24(1)	530,000	535,300
EP Energy LLC / Everest Acquisition Finance, Inc., 8.00%, 2/15/25(1)	70,000	47,075
18

	Principal Amount	Value
Ferrellgas LP / Ferrellgas Finance Corp., 6.50%, 5/1/21	$280,000	$269,500
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 1/15/22	90,000	85,725
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 6/15/23	185,000	169,275
Gulfport Energy Corp., 6.00%, 10/15/24	105,000	100,144
Gulfport Energy Corp., 6.375%, 5/15/25	840,000	811,650
Halcon Resources Corp., 6.75%, 2/15/25	680,000	671,500
Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 10/1/25(1)	240,000	238,800
Laredo Petroleum, Inc., 6.25%, 3/15/23	285,000	287,138
MEG Energy Corp., 7.00%, 3/31/24(1)	135,000	112,050
MEG Energy Corp., 6.50%, 1/15/25(1)	355,000	345,681
Murphy Oil Corp., 4.45%, 12/1/22	360,000	349,200
Newfield Exploration Co., 5.75%, 1/30/22	280,000	294,000
Newfield Exploration Co., 5.375%, 1/1/26	140,000	145,250
Oasis Petroleum, Inc., 6.875%, 3/15/22	755,000	767,639
Parsley Energy LLC / Parsley Finance Corp., 5.375%, 1/15/25(1)	580,000	581,450
Petrobras Global Finance BV, 5.30%, 1/27/25(1)	437,000	432,084
QEP Resources, Inc., 5.375%, 10/1/22	565,000	567,119
Range Resources Corp., 5.75%, 6/1/21	180,000	184,500
Range Resources Corp., 5.00%, 8/15/22	415,000	403,587
Sanchez Energy Corp., 7.75%, 6/15/21	445,000	411,625
Sanchez Energy Corp., 6.125%, 1/15/23	335,000	246,016
SM Energy Co., 6.50%, 1/1/23	140,000	140,000
SM Energy Co., 5.00%, 1/15/24	365,000	340,362
Southwestern Energy Co., 6.70%, 1/23/25	555,000	541,125
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24	385,000	372,487
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25	550,000	530,750
Whiting Petroleum Corp., 5.75%, 3/15/21	510,000	516,365
WPX Energy, Inc., 6.00%, 1/15/22	415,000	428,487
WPX Energy, Inc., 8.25%, 8/1/23	235,000	264,375
		15,909,304
Personal Products — 0.2%
Avon Products, Inc., 7.00%, 3/15/23	280,000	256,900
Pharmaceuticals — 2.5%
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.00%, 7/15/23(1)	465,000	353,400
Endo Finance LLC / Endo Finco, Inc., 7.25%, 1/15/22(1)	280,000	244,300
Endo Finance LLC / Endo Finco, Inc., 5.375%, 1/15/23(1)	345,000	263,063
Quintiles IMS, Inc., 4.875%, 5/15/23(1)	275,000	281,531
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	720,000	578,662
Valeant Pharmaceuticals International, 6.75%, 8/15/21(1)	360,000	362,250
Valeant Pharmaceuticals International, 7.25%, 7/15/22(1)	485,000	486,819
Valeant Pharmaceuticals International, Inc., 5.50%, 3/1/23(1)	670,000	588,762
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25(1)	700,000	606,725
		3,765,512
Professional Services — 0.1%
Team Health Holdings, Inc., 6.375%, 2/1/25(1)	230,000	198,398

19

	Principal Amount	Value
Semiconductors and Semiconductor Equipment — 0.5%
Advanced Micro Devices, Inc., 7.50%, 8/15/22	$70,000	$76,650
Advanced Micro Devices, Inc., 7.00%, 7/1/24	181,000	190,955
Micron Technology, Inc., 5.50%, 2/1/25	144,000	150,120
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(1)	255,000	253,725
Sensata Technologies BV, 5.00%, 10/1/25(1)	138,000	136,620
		808,070
Software — 1.1%
BMC Software Finance, Inc., 8.125%, 7/15/21(1)	70,000	70,263
Infor US, Inc., 6.50%, 5/15/22	513,000	524,542
Quintiles IMS, Inc., 5.00%, 10/15/26(1)	485,000	484,214
Rackspace Hosting, Inc., 8.625%, 11/15/24(1)	620,000	613,800
		1,692,819
Specialty Retail — 3.1%
Asbury Automotive Group, Inc., 6.00%, 12/15/24	675,000	690,187
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.125%, 6/1/22(1)	320,000	321,216
Beacon Escrow Corp., 4.875%, 11/1/25(1)	370,000	354,275
Herc Rentals, Inc., 7.50%, 6/1/22(1)	280,000	300,300
Hertz Corp. (The), 5.875%, 10/15/20	125,000	124,063
Hertz Corp. (The), 7.375%, 1/15/21	230,000	229,137
Hertz Corp. (The), 6.25%, 10/15/22	235,000	221,488
Party City Holdings, Inc., 6.125%, 8/15/23(1)	180,000	184,275
PetSmart, Inc., 7.125%, 3/15/23(1)	880,000	503,800
PetSmart, Inc., 5.875%, 6/1/25(1)	180,000	130,950
Rent-A-Center, Inc., 6.625%, 11/15/20	325,000	297,781
Sally Holdings LLC / Sally Capital, Inc., 5.50%, 11/1/23	280,000	282,100
Sonic Automotive, Inc., 5.00%, 5/15/23	235,000	224,425
United Rentals North America, Inc., 5.50%, 7/15/25	170,000	174,675
United Rentals North America, Inc., 5.50%, 5/15/27	555,000	560,550
		4,599,222
Technology Hardware, Storage and Peripherals — 0.8%
CommScope Technologies LLC, 6.00%, 6/15/25(1)	70,000	73,185
Dell International LLC / EMC Corp., 5.875%, 6/15/21(1)	265,000	271,956
Dell International LLC / EMC Corp., 7.125%, 6/15/24(1)	335,000	357,937
Dell, Inc., 5.875%, 6/15/19	150,000	153,938
NCR Corp., 5.00%, 7/15/22	380,000	381,900
		1,238,916
Textiles, Apparel and Luxury Goods — 0.9%
Hanesbrands, Inc., 4.625%, 5/15/24(1)	475,000	467,281
L Brands, Inc., 5.625%, 2/15/22	525,000	547,313
Men's Wearhouse, Inc. (The), 7.00%, 7/1/22	300,000	309,750
		1,324,344
Wireless Telecommunication Services — 2.1%
Sprint Communications, Inc., 6.00%, 11/15/22	485,000	477,119
Sprint Corp., 7.25%, 9/15/21	235,000	243,519
Sprint Corp., 7.875%, 9/15/23	380,000	389,025
Sprint Corp., 7.125%, 6/15/24	750,000	733,125

20

	Principal Amount/Shares	Value
Sprint Corp., 7.625%, 2/15/25	$280,000	$276,150
T-Mobile USA, Inc., 6.625%, 4/1/23	100,000	103,313
T-Mobile USA, Inc., 6.375%, 3/1/25	355,000	371,862
T-Mobile USA, Inc., 6.50%, 1/15/26	445,000	473,925
		3,068,038
TOTAL CORPORATE BONDS (Cost $145,574,422)		143,850,602
ASSET-BACKED SECURITIES(4) — 0.3%
UAL Pass-Through Trust, Series 2007-1, Class A, 6.64%, 1/2/24	234,916	246,591
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.375%, 5/15/23	228,354	236,061
TOTAL ASSET-BACKED SECURITIES (Cost $466,410)		482,652
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.2%
Argentina — 0.2%
Argentine Republic Government International Bond, 6.875%, 4/22/21 (Cost $280,000)	280,000	297,325
COMMON STOCKS†
Energy Equipment and Services†
Basic Energy Services, Inc.(5)	2,961	42,757
Oil, Gas and Consumable Fuels†
Comstock Resources, Inc.(5)	647	4,729
TOTAL COMMON STOCKS (Cost $152,463)		47,486
TEMPORARY CASH INVESTMENTS(6) — 1.0%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.625%, 2/15/23 - 5/15/47, valued at $840,324), in a joint trading account at 1.45%, dated 3/29/18, due 4/2/18 (Delivery value $822,113)		821,981
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 11/15/26, valued at $701,596), at 0.74%, dated 3/29/18, due 4/2/18 (Delivery value $685,056)		685,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,084	1,084
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,508,065)		1,508,065
TOTAL INVESTMENT SECURITIES — 98.1% (Cost $147,981,360)		146,186,130
OTHER ASSETS AND LIABILITIES — 1.9%		2,784,544
TOTAL NET ASSETS — 100.0%		$148,970,674

21

CREDIT DEFAULT SWAP AGREEMENTS
Counterparty/ Reference Entity	Type*	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value**
Bank of America N.A./ Camden Property Trust	Buy	(1.00)%	12/20/19	$850,000	$(2,074)	$(6,444)	$(8,518)
Barclays Bank plc/ Dominion Resources, Inc.	Buy	(1.00)%	6/20/20	$850,000	(11,525)	(3,990)	(15,515)
Barclays Bank plc/ Procter & Gamble Co. (The)	Buy	(1.00)%	6/20/20	$850,000	(15,314)	(1,649)	(16,963)
Deutsche Bank AG/ Host Hotels & Resorts, Inc.	Buy	(1.00)%	9/20/19	$850,000	(3,208)	(8,213)	(11,421)
Deutsche Bank AG/ International Business Machines Corp.	Buy	(1.00)%	9/20/19	$850,000	(6,737)	(5,091)	(11,828)
Goldman Sachs & Co./ Kellogg Co.	Buy	(1.00)%	12/20/19	$850,000	(5,301)	(6,383)	(11,684)
Goldman Sachs & Co./ M.D.C. Holdings, Inc.	Buy	(1.00)%	6/20/20	$850,000	11,771	(23,565)	(11,794)
Goldman Sachs & Co./ Starwood Hotels & Resorts	Buy	(1.00)%	6/20/20	$850,000	(3,774)	(12,787)	(16,561)
Morgan Stanley & Co./ D.R. Horton, Inc.	Sell	1.00%	6/20/20	$850,000	(8,720)	24,978	16,258
Morgan Stanley & Co./ Lennar Corp.	Sell	5.00%	6/20/20	$850,000	52,975	35,209	88,184
Morgan Stanley & Co./ Mondelez International, Inc.	Buy	(1.00)%	9/20/19	$850,000	(6,737)	(4,180)	(10,917)
Morgan Stanley & Co./ PepsiCo, Inc.	Buy	(1.00)%	9/20/19	$850,000	(7,354)	(4,271)	(11,625)
					$(5,998)	$(16,386)	$(22,384)

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

22

NOTES TO SCHEDULE OF INVESTMENTS
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
PIK	-	Payment in Kind
resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $59,533,942, which represented 40.0% of total net assets.

(2)	Security is in default.

(3)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(4)	Final maturity date indicated, unless otherwise noted.

(5)	Non-income producing.

(6)	Category includes collateral received at the custodian bank for collateral requirements on swap agreements. At the period end, the aggregate value of cash deposits received was $100,000.

See Notes to Financial Statements.

23

Statement of Assets and Liabilities

MARCH 31, 2018
Assets
Investment securities, at value (cost of $147,981,360)	$146,186,130
Cash	360,902
Receivable for investments sold	299,868
Receivable for capital shares sold	217,712
Swap agreements, at value (including net premiums paid (received) of $44,255)	104,442
Interest and dividends receivable	2,363,868
149,532,922

Liabilities
Payable for collateral received for swap agreements	100,000
Payable for capital shares redeemed	186,422
Swap agreements, at value (including net premiums paid (received) of $(50,253))	126,826
Accrued management fees	95,550
Distribution and service fees payable	10,438
Dividends payable	43,012
562,248

Net Assets	$148,970,674

Net Assets Consist of:
Capital paid in	$186,900,448
Undistributed net investment income	135,082
Accumulated net realized loss	(36,253,240)
Net unrealized depreciation	(1,811,616)
$148,970,674

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$110,939,647	19,911,451	$5.57
I Class	$4,355,668	780,053	$5.58
Y Class	$261,724	46,909	$5.58
A Class	$12,984,784	2,328,863	$5.58*
C Class	$8,275,377	1,484,415	$5.57
R Class	$1,038,867	186,364	$5.57
R5 Class	$1,767,077	316,820	$5.58
R6 Class	$9,347,530	1,678,813	$5.57
*Maximum offering price $5.84 (net asset value divided by 0.955).

See Notes to Financial Statements.

24

Statement of Operations

YEAR ENDED MARCH 31, 2018
Investment Income (Loss)
Income:
Interest	$18,861,705
Dividends	24,167
18,885,872

Expenses:
Management fees	2,438,257
Distribution and service fees:
A Class	37,951
C Class	93,465
R Class	6,081
Trustees' fees and expenses	21,351
Other expenses	24,334
2,621,439
Fees waived(1)	(64,639)
2,556,800

Net investment income (loss)	16,329,072

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (Note 4)	20,302,365
Swap agreement transactions	486,091
20,788,456

Change in net unrealized appreciation (depreciation) on:
Investments	(20,485,002)
Swap agreements	(198,592)
(20,683,594)

Net realized and unrealized gain (loss)	104,862

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,433,934

(1)	Amount consists of $44,999, $1,717, $19, $4,867, $3,117, $366, $3,744 and $5,810 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

25

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2018 AND MARCH 31, 2017
Increase (Decrease) in Net Assets	March 31, 2018	March 31, 2017
Operations
Net investment income (loss)	$16,329,072	$48,719,483
Net realized gain (loss)	20,788,456	(8,029,728)
Change in net unrealized appreciation (depreciation)	(20,683,594)	69,307,831
Net increase (decrease) in net assets resulting from operations	16,433,934	109,997,586

Distributions to Shareholders
From net investment income:
Investor Class	(8,450,221)	(16,605,715)
I Class	(192,633)	—
Y Class	(1,647)	—
A Class	(741,366)	(1,165,088)
C Class	(387,006)	(422,743)
R Class	(56,363)	(67,673)
R5 Class	(5,095,194)	(27,560,811)
R6 Class	(1,603,744)	(3,874,829)
Decrease in net assets from distributions	(16,528,174)	(49,696,859)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(797,843,273)	(22,391,433)

Net increase (decrease) in net assets	(797,937,513)	37,909,294

Net Assets
Beginning of period	946,908,187	908,998,893
End of period	$148,970,674	$946,908,187

Undistributed (distribution in excess of) net investment income	$135,082	$(31,594)

See Notes to Financial Statements.

26

Notes to Financial Statements

MARCH 31, 2018
1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. High-Yield Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income. As a secondary objective, the fund seeks capital appreciation, but only when consistent with its primary objective of maximizing current income.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class (formerly Institutional Class) and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the I Class and Y Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

27

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements on futures contracts, forward commitments, swap agreements and certain forward foreign currency exchange contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

28

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. Effective October 2, 2017, the investment advisor agreed to waive 0.07% of the fund's management fee. The investment advisor expects this waiver to continue until October 1, 2018 and cannot terminate it prior to such date without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee before and after waiver for each class for the period ended March 31, 2018 are as follows:

			Effective Annual Management Fee
	Investment Category Fee Range	Complex Fee Range	Before Waiver	After Waiver
Investor Class	0.5425% to 0.6600%	0.2500% to 0.3100%	0.84%	0.81%
I Class		0.1500% to 0.2100%	0.74%	0.71%
Y Class		0.0500% to 0.1100%	0.64%	0.61%
A Class		0.2500% to 0.3100%	0.84%	0.81%
C Class		0.2500% to 0.3100%	0.84%	0.81%
R Class		0.2500% to 0.3100%	0.84%	0.81%
R5 Class		0.0500% to 0.1100%	0.64%	0.61%
R6 Class		0.0000% to 0.0600%	0.59%	0.56%
Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears.

29

The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2018 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund sales were $702,473 and there were no interfund purchases. The effect of interfund transactions on the Statement of Operations was $1,720 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and in kind transactions, for the period ended March 31, 2018 were $61,878,778 and $151,708,158, respectively.

For the period ended March 31, 2018, the fund incurred net realized gains of $18,706,569 from redemptions in kind from other funds in the American Century Investments family of funds. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

30

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2018(1)		Year ended March 31, 2017
	Shares	Amount	Shares	Amount
Investor Class
Sold	12,241,503	$70,444,111	27,751,867	$156,418,859
Issued in reinvestment of distributions	1,272,121	7,304,486	2,842,287	16,020,140
Redeemed	(43,707,086)	(251,303,781)	(44,766,246)	(250,338,594)
	(30,193,462)	(173,555,184)	(14,172,092)	(77,899,595)
I Class			N/A
Sold	1,194,087	6,905,940
Issued in reinvestment of distributions	31,030	177,970
Redeemed	(445,064)	(2,548,174)
	780,053	4,535,736
Y Class			N/A
Sold	46,631	263,346
Issued in reinvestment of distributions	300	1,647
Redeemed	(22)	(128)
	46,909	264,865
A Class
Sold	346,026	1,987,296	983,220	5,564,253
Issued in reinvestment of distributions	121,423	697,024	198,337	1,118,549
Redeemed	(2,004,864)	(11,509,245)	(1,904,997)	(10,704,231)
	(1,537,415)	(8,824,925)	(723,440)	(4,021,429)
C Class
Sold	102,431	587,835	333,610	1,886,645
Issued in reinvestment of distributions	60,977	349,814	66,554	375,612
Redeemed	(420,400)	(2,409,265)	(466,645)	(2,630,503)
	(256,992)	(1,471,616)	(66,481)	(368,246)
R Class
Sold	63,980	366,514	66,046	373,620
Issued in reinvestment of distributions	9,543	54,794	11,955	67,448
Redeemed	(151,574)	(872,758)	(116,470)	(645,940)
	(78,051)	(451,450)	(38,469)	(204,872)
R5 Class
Sold	2,497,373	14,321,193	11,326,800	64,036,378
Issued in reinvestment of distributions	537,364	3,100,867	4,820,237	27,222,346
Redeemed	(96,444,588)	(556,103,237)	(10,621,010)	(59,934,476)
	(93,409,851)	(538,681,177)	5,526,027	31,324,248
R6 Class
Sold	1,402,155	8,108,527	7,219,322	40,632,833
Issued in reinvestment of distributions	238,783	1,372,947	690,468	3,874,829
Redeemed	(15,447,135)	(89,140,996)	(2,795,383)	(15,729,201)
	(13,806,197)	(79,659,522)	5,114,407	28,778,461
Net increase (decrease)	(138,455,006)	$(797,843,273)	(4,360,048)	$(22,391,433)

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the I Class and Y Class.

31

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$143,850,602	—
Asset-Backed Securities	—	482,652	—
Sovereign Governments and Agencies	—	297,325	—
Common Stocks	$47,486	—	—
Temporary Cash Investments	1,084	1,506,981	—
	$48,570	$146,137,560	—
Other Financial Instruments
Swap Agreements	—	$104,442	—

Liabilities
Other Financial Instruments
Swap Agreements	—	$126,826	—

32

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $17,275,000.

Value of Derivative Instruments as of March 31, 2018

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$104,442	Swap agreements	$126,826

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2018

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$486,091	Change in net unrealized appreciation (depreciation) on swap agreements	$(198,592)

8. Risk Factors

The fund invests primarily in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$16,528,174	$49,696,859
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

33

The reclassifications, which are primarily due to redemptions in kind, were made to capital paid in$18,391,101, undistributed net investment income $365,778, and accumulated net realized loss $(18,756,879).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$148,087,733
Gross tax appreciation of investments	$3,041,191
Gross tax depreciation of investments	(4,942,794)
Net tax appreciation (depreciation) of investments	(1,901,603)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(15,256)
Net tax appreciation (depreciation)	$(1,916,859)
Undistributed ordinary income	$133,952
Accumulated short-term capital losses	$(3,446,194)
Accumulated long-term capital losses	$(32,700,673)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

34

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$5.73	0.29	(0.15)(9)	0.14	(0.30)	—	(0.30)	$5.57	2.33%	0.83%	0.86%	5.03%	5.00%	20%	$110,940
2017	$5.36	0.29	0.37	0.66	(0.29)	—	(0.29)	$5.73	12.62%	0.85%	0.85%	5.13%	5.13%	29%	$287,088
2016	$5.92	0.30	(0.55)	(0.25)	(0.31)	—	(0.31)	$5.36	(4.30)%	0.85%	0.85%	5.36%	5.36%	24%	$344,505
2015	$6.24	0.32	(0.26)	0.06	(0.33)	(0.05)	(0.38)	$5.92	0.97%	0.85%	0.85%	5.29%	5.29%	34%	$305,901
2014	$6.29	0.36	0.01	0.37	(0.36)	(0.06)	(0.42)	$6.24	6.08%	0.85%	0.85%	5.73%	5.73%	27%	$301,950
I Class
2018(3)	$5.75	0.29	(0.17)(9)	0.12	(0.29)	—	(0.29)	$5.58	2.11%	0.73%(4)	0.76%(4)	5.22%(4)	5.19%(4)	20%(5)	$4,356
Y Class
2018(3)	$5.75	0.30	(0.17)(9)	0.13	(0.30)	—	(0.30)	$5.58	2.20%	0.63%(4)	0.66%(4)	5.51%(4)	5.48%(4)	20%(5)	$262
A Class
2018	$5.73	0.28	(0.15)(9)	0.13	(0.28)	—	(0.28)	$5.58	2.25%	1.08%	1.11%	4.78%	4.75%	20%	$12,985
2017	$5.36	0.28	0.37	0.65	(0.28)	—	(0.28)	$5.73	12.35%	1.10%	1.10%	4.88%	4.88%	29%	$22,166
2016	$5.92	0.28	(0.55)	(0.27)	(0.29)	—	(0.29)	$5.36	(4.54)%	1.10%	1.10%	5.11%	5.11%	24%	$24,610
2015	$6.24	0.31	(0.27)	0.04	(0.31)	(0.05)	(0.36)	$5.92	0.72%	1.10%	1.10%	5.04%	5.04%	34%	$34,928
2014	$6.29	0.34	0.02	0.36	(0.35)	(0.06)	(0.41)	$6.24	5.82%	1.10%	1.10%	5.48%	5.48%	27%	$50,020

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2018	$5.73	0.24	(0.16)(9)	0.08	(0.24)	—	(0.24)	$5.57	1.31%	1.83%	1.86%	4.03%	4.00%	20%	$8,275
2017	$5.36	0.23	0.38	0.61	(0.24)	—	(0.24)	$5.73	11.51%	1.85%	1.85%	4.13%	4.13%	29%	$9,985
2016	$5.92	0.24	(0.55)	(0.31)	(0.25)	—	(0.25)	$5.36	(5.25)%	1.85%	1.85%	4.36%	4.36%	24%	$9,695
2015	$6.24	0.26	(0.26)	—	(0.27)	(0.05)	(0.32)	$5.92	(0.03)%	1.85%	1.85%	4.29%	4.29%	34%	$14,555
2014	$6.29	0.29	0.02	0.31	(0.30)	(0.06)	(0.36)	$6.24	5.03%	1.85%	1.85%	4.73%	4.73%	27%	$21,786
R Class
2018	$5.73	0.26	(0.15)(9)	0.11	(0.27)	—	(0.27)	$5.57	1.82%	1.33%	1.36%	4.53%	4.50%	20%	$1,039
2017	$5.36	0.26	0.38	0.64	(0.27)	—	(0.27)	$5.73	12.06%	1.35%	1.35%	4.63%	4.63%	29%	$1,516
2016	$5.92	0.27	(0.55)	(0.28)	(0.28)	—	(0.28)	$5.36	(4.78)%	1.35%	1.35%	4.86%	4.86%	24%	$1,624
2015	$6.24	0.29	(0.26)	0.03	(0.30)	(0.05)	(0.35)	$5.92	0.47%	1.35%	1.35%	4.79%	4.79%	34%	$1,832
2014	$6.29	0.33	0.01	0.34	(0.33)	(0.06)	(0.39)	$6.24	5.55%	1.35%	1.35%	5.23%	5.23%	27%	$1,987
R5 Class(6)
2018	$5.73	0.29	(0.13)(9)	0.16	(0.31)	–	(0.31)	$5.58	2.72%	0.63%	0.66%	5.23%	5.20%	20%	$1,767
2017	$5.36	0.30	0.38	0.68	(0.31)	–	(0.31)	$5.73	12.85%	0.65%	0.65%	5.33%	5.33%	29%	$537,457
2016	$5.92	0.31	(0.55)	(0.24)	(0.32)	–	(0.32)	$5.36	(4.11)%	0.65%	0.65%	5.56%	5.56%	24%	$473,014
2015	$6.24	0.33	(0.26)	0.07	(0.34)	(0.05)	(0.39)	$5.92	1.18%	0.65%	0.65%	5.49%	5.49%	34%	$404,881
2014	$6.29	0.37	0.01	0.38	(0.37)	(0.06)	(0.43)	$6.24	6.29%	0.65%	0.65%	5.93%	5.93%	27%	$357,390

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2018	$5.73	0.30	(0.15)(9)	0.15	(0.31)	—	(0.31)	$5.57	2.58%	0.58%	0.61%	5.28%	5.25%	20%	$9,348
2017	$5.36	0.30	0.38	0.68	(0.31)	—	(0.31)	$5.73	12.90%	0.60%	0.60%	5.38%	5.38%	29%	$88,697
2016	$5.92	0.31	(0.55)	(0.24)	(0.32)	—	(0.32)	$5.36	(4.06)%	0.60%	0.60%	5.61%	5.61%	24%	$55,552
2015	$6.24	0.33	(0.26)	0.07	(0.34)	(0.05)	(0.39)	$5.92	1.23%	0.60%	0.60%	5.54%	5.54%	34%	$40,362
2014(7)	$6.20	0.25	0.10	0.35	(0.25)	(0.06)	(0.31)	$6.24	5.78%	0.60%(4)	0.60%(4)	5.95%(4)	5.95%(4)	27%(8)	$4,064

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(6)	Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

(7)	July 26, 2013 (commencement of sale) through March 31, 2014.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

(9)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century Investment Trust and Shareholders of the High-Yield Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High-Yield Fund (one of the twelve funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2018, the related statement of operations for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

38

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None

39

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

40

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

41

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

42

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2018.

For corporate taxpayers, the fund hereby designates $2,153, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2018 as qualified for the corporate dividends received deduction.

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92281 1805

Annual Report

March 31, 2018

NT Diversified Bond Fund
G Class (ACLDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of March 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLDX	1.36%	1.76%	3.74%	5/12/06
Bloomberg Barclays U.S. Aggregate Bond Index	—	1.20%	1.82%	3.63%	—
Fund returns would have been lower if a portion of the fees had not been waived. Prior to July 31, 2017, the G Class was referred to as the Institutional Class.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2008

Value on March 31, 2018
G Class — $14,439

Bloomberg Barclays U.S. Aggregate Bond Index — $14,284

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class 0.40%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, Brian Howell, and David MacEwen

Performance Summary

NT Diversified Bond returned 1.36%* for the 12 months ended March 31, 2018. By comparison, the Bloomberg Barclays U.S. Aggregate Bond Index returned 1.20%. Fund returns reflect operating expenses, while index returns do not.

Performance reflects the increasingly challenging environment for investment-grade bonds as the 12-month period unfolded. The broad U.S. investment-grade bond market generated solid performance for the first several months of the period, as longer-maturity U.S. Treasury yields declined amid a backdrop of muted inflation and modest economic growth. A "risk-on" sentiment prevailed, and higher-risk securities generally outperformed government securities.

Broad performance results shifted dramatically in the final months of the reporting period. Expectations for stronger growth and higher inflation drove longer-maturity Treasury yields sharply higher and credit spreads (the difference in yield between Treasury and non-Treasury securities of similar maturity) wider, triggering sharp volatility throughout global financial markets. Meanwhile, the Federal Reserve (the Fed) continued to normalize monetary policy by reducing its balance sheet, hiking its target interest rate three times, and reiterating its commitment to raising rates.

Overall, positive results through 2017 offset losses in early 2018, and most fixed-income sectors generated gains for the 12-month period, particularly spread (non-U.S. Treasury) sectors, which generally outperformed Treasuries. Security selection, including holdings not represented in the index, primarily accounted for NT Diversified Bond’s outperformance versus the index.

Security Selection, Out-of-Index Bonds Contributed

Security selection in the securitized sector lifted relative results. Specifically, our selections among mortgage-backed securities, including non-agency commercial mortgage-backed securities, collateralized mortgage obligations, and floating-rate securities, and among asset-backed securities added value. Security selection among corporate bonds, including an out-of-index position in high-yield corporates, also aided relative performance. In addition, out-of-index U.S.-dollar-denominated emerging markets bonds lifted performance, benefiting from solid global growth, improving emerging markets fundamentals, and investor demand for yield.

In addition, in the fourth quarter of 2017, we initiated a position designed to take advantage of likely flattening of Brazil’s yield curve, which had been historically steep due to central bank easing and adverse political events. This strategy, which included Brazilian interest rate swaps, initially detracted from results, but it rebounded during the first quarter of 2018, as Brazil’s yield curve flattened, and contributed to overall results. We exited this position by the end of the reporting period.

Exposure to Global Interest Rates Detracted Slightly

Our exposure to global interest rates modestly detracted from relative performance. This out-of-index position initially included long positions in U.S. Treasury futures and short positions in U.K. and German government bond futures to take advantage of a wide disparity between U.S. and European interest rates and a potential conversion of rates. However, the rate differential widened modestly, particularly during the second half of the period, when U.S. interest rates increased

*Fund returns would have been lower if a portion of the fees had not been waived.

3

sharply, which caused the strategy to slightly weigh on results. Late in the period, we shifted U.S. position to neutral, maintained our short European position, and added long exposure to select emerging markets sovereign bonds (European and Latin American markets; hedged against currency fluctuations) to reflect our expectations for U.S. rates to move modestly higher, European rates to start rising, and emerging markets rates to remain stable or decline.

Elsewhere, our overweight position compared with the index in the credit sector slightly detracted from relative results.

Portfolio Positioning

Amid an environment of consistently solid growth data and potential added stimulus from fiscal expansion, we expect U.S. economic growth to improve modestly. We believe gross domestic product will move toward the higher end of our anticipated 2%-3% range. Following the March 2018 rate hike, we expect the Fed will continue to normalize rates and stick to its stated goal of raising short-term rates two more times in 2018. We believe solid growth data, and a gradual uptick in inflation support the Fed’s rate-tightening strategy. We also expect this backdrop to push longer-maturity Treasury yields slightly higher. Our expected trading range for the 10-year Treasury is 2.75%-3.25%, but we believe rates will generally settle at or near the midpoint of that range in the near term.

Although the market is in the late stages of the credit cycle, we believe the slower-than-usual pace of economic gains and rate hikes over the last several years, combined with solid corporate fundamentals, indicate the economy and corporate profits can continue to grow. Accordingly, we believe credit and other higher-yielding sectors still offer value. We plan to maintain overweight positions in corporate and securitized bonds, and we will continue to seek value from out-of-index positions, such as inflation-protected securities, high-yield bonds, and non-U.S. securities. Given the backdrop of modestly rising inflation and range-bound interest rates, we expect to maintain a neutral duration (price sensitivity to interest rate changes). Overall, we favor a bottom-up approach to portfolio management, emphasizing careful security selection.

4

Fund Characteristics

MARCH 31, 2018
Portfolio at a Glance
Average Duration (effective)	5.8 years
Weighted Average Life	9.6 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	37.1%
U.S. Government Agency Mortgage-Backed Securities	25.7%
U.S. Treasury Securities	15.5%
Sovereign Governments and Agencies	9.6%
Collateralized Mortgage Obligations	8.7%
Asset-Backed Securities	7.9%
Commercial Mortgage-Backed Securities	5.2%
U.S. Government Agency Securities	1.5%
Municipal Securities	1.3%
Temporary Cash Investments	2.3%
Other Assets and Liabilities	(14.8)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period(1) 10/1/17 - 3/31/18	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$989.10	$0.05	0.01%
Hypothetical
G Class	$1,000	$1,024.88	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

MARCH 31, 2018

	Principal Amount	Value
CORPORATE BONDS — 37.1%
Aerospace and Defense — 0.4%
Boeing Co. (The), 2.20%, 10/30/22	$1,660,000	$1,602,646
Lockheed Martin Corp., 3.55%, 1/15/26	4,450,000	4,417,711
Lockheed Martin Corp., 3.80%, 3/1/45	1,320,000	1,250,735
Rockwell Collins, Inc., 4.35%, 4/15/47	750,000	740,903
United Technologies Corp., 6.05%, 6/1/36	730,000	889,380
United Technologies Corp., 5.70%, 4/15/40	1,420,000	1,674,258
United Technologies Corp., 3.75%, 11/1/46	1,130,000	1,019,651
		11,595,284
Air Freight and Logistics — 0.1%
United Parcel Service, Inc., 2.80%, 11/15/24	2,890,000	2,782,508
Auto Components — 0.1%
Tenneco, Inc., 5.00%, 7/15/26	1,620,000	1,575,936
ZF North America Capital, Inc., 4.00%, 4/29/20(1)	1,036,000	1,047,655
		2,623,591
Automobiles — 1.3%
Ford Motor Co., 4.35%, 12/8/26	2,300,000	2,275,017
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	5,750,000	5,764,149
Ford Motor Credit Co. LLC, 2.68%, 1/9/20	5,110,000	5,068,663
Ford Motor Credit Co. LLC, 8.125%, 1/15/20	1,150,000	1,245,605
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	4,280,000	4,569,552
Ford Motor Credit Co. LLC, 2.98%, 8/3/22	1,200,000	1,164,879
General Motors Co., 4.20%, 10/1/27	1,500,000	1,469,763
General Motors Co., 5.15%, 4/1/38	2,600,000	2,596,355
General Motors Financial Co., Inc., 3.25%, 5/15/18	2,280,000	2,280,636
General Motors Financial Co., Inc., 3.10%, 1/15/19	2,910,000	2,913,558
General Motors Financial Co., Inc., 3.15%, 1/15/20	3,050,000	3,050,670
General Motors Financial Co., Inc., 3.20%, 7/6/21	2,810,000	2,787,281
General Motors Financial Co., Inc., 5.25%, 3/1/26	3,080,000	3,256,489
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(1)	1,260,000	1,269,450
		39,712,067
Banks — 5.8%
Banco Inbursa SA Institucion de Banca Multiple, 4.375%, 4/11/27(1)	2,200,000	2,129,600
Bank of America Corp., 4.10%, 7/24/23	4,160,000	4,295,886
Bank of America Corp., MTN, 4.00%, 4/1/24	1,281,000	1,309,508
Bank of America Corp., MTN, 4.20%, 8/26/24	3,070,000	3,114,998
Bank of America Corp., MTN, 4.00%, 1/22/25	3,140,000	3,134,979
Bank of America Corp., MTN, 5.00%, 1/21/44	830,000	936,478
Bank of America Corp., MTN, VRN, 2.37%, 7/21/20(2)	3,070,000	3,013,156
Bank of America Corp., MTN, VRN, 2.33%, 10/1/20(2)	4,310,000	4,215,585
Bank of America Corp., MTN, VRN, 3.82%, 1/20/27(2)	3,020,000	2,984,978
Bank of America Corp., MTN, VRN, 4.44%, 1/20/47(2)	1,230,000	1,284,885

7

	Principal Amount	Value
Bank of America Corp., VRN, 3.00%, 12/20/22(1)(2)	$6,164,000	$6,047,929
Bank of America Corp., VRN, 3.42%, 12/20/27(1)(2)	1,154,000	1,105,976
Bank of America N.A., 6.00%, 10/15/36	650,000	802,428
Banque Federative du Credit Mutuel SA, 2.00%, 4/12/19(1)	1,550,000	1,537,030
Barclays Bank plc, 5.14%, 10/14/20	2,290,000	2,365,959
Barclays plc, 4.375%, 1/12/26	1,500,000	1,504,104
Barclays plc, 4.95%, 1/10/47	1,100,000	1,130,640
BPCE SA, 3.00%, 5/22/22(1)	2,060,000	2,019,968
BPCE SA, 5.15%, 7/21/24(1)	1,870,000	1,954,146
BPCE SA, 3.50%, 10/23/27(1)	1,000,000	946,011
Branch Banking & Trust Co., 3.625%, 9/16/25	813,000	810,704
Branch Banking & Trust Co., 3.80%, 10/30/26	1,300,000	1,306,722
Capital One Financial Corp., 4.20%, 10/29/25	3,515,000	3,486,503
Capital One N.A., 2.35%, 8/17/18	1,600,000	1,598,342
Citibank N.A., 1.85%, 9/18/19	4,620,000	4,558,097
Citigroup, Inc., 2.55%, 4/8/19	1,250,000	1,248,982
Citigroup, Inc., 2.90%, 12/8/21	4,000,000	3,941,615
Citigroup, Inc., 2.75%, 4/25/22	4,320,000	4,210,934
Citigroup, Inc., 4.05%, 7/30/22	1,400,000	1,423,672
Citigroup, Inc., 3.20%, 10/21/26	1,200,000	1,142,786
Citigroup, Inc., 4.45%, 9/29/27	6,840,000	6,924,292
Citigroup, Inc., 4.125%, 7/25/28	2,200,000	2,175,240
Citigroup, Inc., VRN, 3.52%, 10/27/27(2)	4,050,000	3,914,600
Commerzbank AG, 8.125%, 9/19/23(1)	690,000	804,358
Cooperatieve Rabobank UA, 3.875%, 2/8/22	2,270,000	2,318,883
Cooperatieve Rabobank UA, 3.95%, 11/9/22	980,000	991,007
Discover Bank, 3.35%, 2/6/23	1,850,000	1,822,032
Fifth Third BanCorp., 4.30%, 1/16/24	750,000	769,554
Fifth Third Bank, 2.875%, 10/1/21	1,830,000	1,809,452
HBOS plc, MTN, 6.75%, 5/21/18(1)	2,280,000	2,292,006
HSBC Bank plc, 4.125%, 8/12/20(1)	4,502,000	4,601,184
HSBC Bank USA N.A., 5.875%, 11/1/34	420,000	519,159
Huntington Bancshares, Inc., 2.30%, 1/14/22	2,380,000	2,281,385
Intesa Sanpaolo SpA, 3.125%, 7/14/22(1)	1,200,000	1,160,522
Intesa Sanpaolo SpA, 5.02%, 6/26/24(1)	770,000	760,183
JPMorgan Chase & Co., 2.25%, 1/23/20	4,860,000	4,801,704
JPMorgan Chase & Co., 2.55%, 3/1/21	2,850,000	2,805,563
JPMorgan Chase & Co., 4.625%, 5/10/21	6,860,000	7,152,479
JPMorgan Chase & Co., 3.25%, 9/23/22	3,880,000	3,869,683
JPMorgan Chase & Co., 3.875%, 9/10/24	3,130,000	3,126,094
JPMorgan Chase & Co., 3.125%, 1/23/25	2,750,000	2,652,615
JPMorgan Chase & Co., VRN, 3.54%, 5/1/27(2)	3,100,000	3,030,617
JPMorgan Chase & Co., VRN, 3.88%, 7/24/37(2)	2,000,000	1,944,311
JPMorgan Chase & Co., VRN, 3.96%, 11/15/47(2)	2,050,000	1,974,402
JPMorgan Chase & Co., VRN, 3.90%, 1/23/48(2)	1,800,000	1,719,960
KeyBank N.A., MTN, 3.40%, 5/20/26	1,950,000	1,886,665
PNC Financial Services Group, Inc. (The), 4.375%, 8/11/20	1,820,000	1,874,954

8

	Principal Amount	Value
Regions Financial Corp., 2.75%, 8/14/22	$2,370,000	$2,304,456
Royal Bank of Canada, 2.15%, 10/26/20	2,590,000	2,534,188
Royal Bank of Canada, MTN, 2.125%, 3/2/20	4,530,000	4,465,505
SunTrust Bank, 3.30%, 5/15/26	1,950,000	1,861,657
Turkiye Garanti Bankasi AS, 5.875%, 3/16/23(1)	3,400,000	3,421,250
U.S. Bancorp, MTN, 3.60%, 9/11/24	1,910,000	1,915,456
U.S. Bank N.A., 2.80%, 1/27/25	1,270,000	1,215,973
Wells Fargo & Co., 3.07%, 1/24/23	1,860,000	1,829,672
Wells Fargo & Co., 4.125%, 8/15/23	760,000	771,424
Wells Fargo & Co., 3.00%, 4/22/26	1,000,000	939,263
Wells Fargo & Co., 5.61%, 1/15/44	366,000	419,881
Wells Fargo & Co., MTN, 2.60%, 7/22/20	6,920,000	6,855,306
Wells Fargo & Co., MTN, 3.55%, 9/29/25	1,900,000	1,865,970
Wells Fargo & Co., MTN, 4.10%, 6/3/26	2,700,000	2,684,492
Wells Fargo & Co., MTN, 4.65%, 11/4/44	1,555,000	1,569,382
Wells Fargo & Co., MTN, 4.75%, 12/7/46	1,150,000	1,179,155
Wells Fargo & Co., MTN, VRN, 3.58%, 5/22/27(2)	1,100,000	1,073,875
		176,452,410
Beverages — 1.0%
Anheuser-Busch InBev Finance, Inc., 1.90%, 2/1/19	5,450,000	5,434,978
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23	5,890,000	5,897,828
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26	4,410,000	4,388,542
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46	5,110,000	5,523,061
Constellation Brands, Inc., 2.00%, 11/7/19	2,250,000	2,219,683
Constellation Brands, Inc., 4.75%, 12/1/25	3,500,000	3,690,059
Molson Coors Brewing Co., 3.00%, 7/15/26	3,570,000	3,303,853
		30,458,004
Biotechnology — 1.7%
AbbVie, Inc., 2.50%, 5/14/20	3,630,000	3,584,418
AbbVie, Inc., 2.90%, 11/6/22	3,240,000	3,167,230
AbbVie, Inc., 3.60%, 5/14/25	3,110,000	3,068,076
AbbVie, Inc., 4.40%, 11/6/42	1,790,000	1,769,759
Amgen, Inc., 2.20%, 5/22/19	4,600,000	4,571,979
Amgen, Inc., 2.65%, 5/11/22	4,880,000	4,766,066
Amgen, Inc., 4.66%, 6/15/51	2,183,000	2,264,589
Biogen, Inc., 2.90%, 9/15/20	6,010,000	5,975,993
Biogen, Inc., 3.625%, 9/15/22	2,660,000	2,687,115
Celgene Corp., 3.25%, 8/15/22	2,490,000	2,454,323
Celgene Corp., 3.625%, 5/15/24	850,000	840,016
Celgene Corp., 3.875%, 8/15/25	3,650,000	3,619,840
Celgene Corp., 3.45%, 11/15/27	650,000	616,967
Celgene Corp., 5.00%, 8/15/45	870,000	908,263
Gilead Sciences, Inc., 1.85%, 9/20/19	2,020,000	1,995,054
Gilead Sciences, Inc., 4.40%, 12/1/21	2,970,000	3,095,677
Gilead Sciences, Inc., 3.65%, 3/1/26	6,030,000	6,054,019
Gilead Sciences, Inc., 4.15%, 3/1/47	1,000,000	979,815
		52,419,199

9

	Principal Amount	Value
Building Products — 0.1%
Masco Corp., 4.45%, 4/1/25	$1,860,000	$1,908,592
Masco Corp., 4.375%, 4/1/26	700,000	713,108
		2,621,700
Capital Markets — 0.1%
Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.15%, 1/23/30	2,440,000	2,278,153
Chemicals — 0.2%
Ashland LLC, 4.75%, 8/15/22	1,350,000	1,373,625
Dow Chemical Co. (The), 4.375%, 11/15/42	1,316,000	1,312,868
LyondellBasell Industries NV, 5.00%, 4/15/19	892,000	905,688
Mosaic Co. (The), 4.05%, 11/15/27	1,280,000	1,249,997
Westlake Chemical Corp., 4.375%, 11/15/47	1,885,000	1,825,182
		6,667,360
Commercial Services and Supplies — 0.2%
Republic Services, Inc., 3.55%, 6/1/22	1,910,000	1,930,405
Waste Management, Inc., 3.15%, 11/15/27	1,350,000	1,288,007
Waste Management, Inc., 4.10%, 3/1/45	1,740,000	1,757,430
		4,975,842
Communications Equipment — 0.1%
Cisco Systems, Inc., 3.00%, 6/15/22	1,520,000	1,516,324
CommScope Technologies LLC, 5.00%, 3/15/27(1)	1,460,000	1,390,650
		2,906,974
Construction Materials†
Owens Corning, 4.20%, 12/15/22	1,060,000	1,089,477
Consumer Finance — 1.2%
American Express Co., 1.55%, 5/22/18	1,530,000	1,527,802
American Express Co., 3.00%, 10/30/24	1,680,000	1,614,710
American Express Credit Corp., MTN, 2.20%, 3/3/20	4,500,000	4,437,755
American Express Credit Corp., MTN, 2.25%, 5/5/21	3,985,000	3,882,832
Capital One Bank USA N.A., 2.30%, 6/5/19	2,390,000	2,374,116
Capital One Bank USA N.A., 3.375%, 2/15/23	1,580,000	1,540,894
CIT Group, Inc., 5.00%, 8/15/22	2,790,000	2,863,237
Discover Bank, 3.45%, 7/27/26	3,730,000	3,527,816
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20	920,000	941,298
IHS Markit Ltd., 4.75%, 2/15/25(1)	1,770,000	1,800,975
PNC Bank N.A., 1.95%, 3/4/19	2,500,000	2,484,559
PNC Bank N.A., 3.80%, 7/25/23	1,150,000	1,167,109
PNC Bank N.A., MTN, 2.30%, 6/1/20	4,640,000	4,571,182
Synchrony Financial, 2.60%, 1/15/19	2,280,000	2,275,221
Synchrony Financial, 3.00%, 8/15/19	500,000	498,618
		35,508,124
Containers and Packaging — 0.3%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 4.25%, 9/15/22(1)	2,970,000	2,962,575
Ball Corp., 4.00%, 11/15/23	1,520,000	1,487,700
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	2,340,000	2,328,300

10

	Principal Amount	Value
WestRock RKT Co., 4.00%, 3/1/23	$1,910,000	$1,956,847
		8,735,422
Diversified Consumer Services — 0.1%
Board of Trustees of The Leland Stanford Junior University (The), 3.46%, 5/1/47	670,000	650,358
Catholic Health Initiatives, 2.95%, 11/1/22	860,000	842,242
George Washington University (The), 3.55%, 9/15/46	960,000	890,354
		2,382,954
Diversified Financial Services — 3.3%
Ally Financial, Inc., 3.60%, 5/21/18	1,630,000	1,632,037
Ally Financial, Inc., 3.50%, 1/27/19	1,080,000	1,084,050
Ally Financial, Inc., 4.625%, 3/30/25	1,420,000	1,407,575
Banco Santander SA, 3.50%, 4/11/22	2,600,000	2,589,719
BNP Paribas SA, 4.375%, 9/28/25(1)	1,550,000	1,555,626
Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/20	4,550,000	4,526,863
Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21	2,550,000	2,550,883
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	6,600,000	6,455,986
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	1,800,000	1,756,532
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19	5,480,000	5,423,099
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	4,590,000	4,967,882
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25	2,540,000	2,492,615
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26	6,500,000	6,265,214
Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45	1,080,000	1,165,835
Goldman Sachs Group, Inc. (The), MTN, 5.375%, 3/15/20	5,440,000	5,673,447
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44	910,000	981,520
Goldman Sachs Group, Inc. (The), VRN, 2.88%, 10/31/21(2)	1,450,000	1,419,800
Goldman Sachs Group, Inc. (The), VRN, 3.27%, 9/29/24(2)	2,000,000	1,925,967
Goldman Sachs Group, Inc. (The), VRN, 3.81%, 4/23/28(2)	1,860,000	1,828,756
HSBC Holdings plc, 2.95%, 5/25/21	4,917,000	4,869,069
HSBC Holdings plc, 4.30%, 3/8/26	3,420,000	3,510,510
HSBC Holdings plc, 4.375%, 11/23/26	3,100,000	3,090,887
HSBC Holdings plc, VRN, 3.26%, 3/13/22(2)	1,520,000	1,500,638
Morgan Stanley, 2.75%, 5/19/22	1,600,000	1,560,793
Morgan Stanley, 4.375%, 1/22/47	840,000	860,149
Morgan Stanley, MTN, 5.625%, 9/23/19	8,010,000	8,317,033
Morgan Stanley, MTN, 3.70%, 10/23/24	2,450,000	2,437,860
Morgan Stanley, MTN, 4.00%, 7/23/25	9,200,000	9,284,439
Morgan Stanley, MTN, VRN, 3.77%, 1/24/28(2)	2,550,000	2,511,804
Morgan Stanley, VRN, 3.97%, 7/22/37(2)	920,000	900,444
S&P Global, Inc., 3.30%, 8/14/20	870,000	875,239
UBS Group Funding Switzerland AG, 3.49%, 5/23/23(1)	4,800,000	4,746,061
UBS Group Funding Switzerland AG, 4.125%, 9/24/25(1)	950,000	955,656
		101,123,988
Diversified Telecommunication Services — 2.1%
AT&T, Inc., 2.30%, 3/11/19	3,820,000	3,806,935
AT&T, Inc., 5.00%, 3/1/21	2,000,000	2,101,427

11

	Principal Amount	Value
AT&T, Inc., 3.875%, 8/15/21	$2,780,000	$2,830,698
AT&T, Inc., 3.40%, 5/15/25	9,410,000	9,076,180
AT&T, Inc., 3.90%, 8/14/27	6,060,000	6,109,277
AT&T, Inc., 4.10%, 2/15/28(1)	1,800,000	1,789,605
AT&T, Inc., 5.25%, 3/1/37	1,100,000	1,165,596
AT&T, Inc., 4.75%, 5/15/46	1,300,000	1,265,298
AT&T, Inc., 5.15%, 11/15/46(1)	301,000	308,267
AT&T, Inc., 5.45%, 3/1/47	2,110,000	2,244,173
AT&T, Inc., 5.15%, 2/14/50	1,540,000	1,558,871
CenturyLink, Inc., 6.15%, 9/15/19	620,000	638,600
Deutsche Telekom International Finance BV, 2.23%, 1/17/20(1)	4,700,000	4,638,268
Deutsche Telekom International Finance BV, 3.60%, 1/19/27(1)	2,500,000	2,457,185
Ooredoo Tamweel Ltd., 3.04%, 12/3/18	5,000,000	5,007,580
Orange SA, 4.125%, 9/14/21	1,470,000	1,526,541
Orange SA, 5.50%, 2/6/44	630,000	738,529
Telefonica Emisiones SAU, 5.46%, 2/16/21	2,180,000	2,321,458
Telefonica Emisiones SAU, 4.10%, 3/8/27	1,450,000	1,450,259
Telefonica Emisiones SAU, 5.21%, 3/8/47	900,000	958,534
Verizon Communications, Inc., 3.50%, 11/1/24	1,920,000	1,902,484
Verizon Communications, Inc., 2.625%, 8/15/26	3,250,000	2,971,584
Verizon Communications, Inc., 4.125%, 3/16/27	1,610,000	1,632,765
Verizon Communications, Inc., 4.75%, 11/1/41	1,870,000	1,886,318
Verizon Communications, Inc., 4.86%, 8/21/46	3,071,000	3,105,821
		63,492,253
Electric Utilities — 0.1%
AEP Transmission Co. LLC, 3.75%, 12/1/47(1)	970,000	918,310
NextEra Energy Operating Partners LP, 4.25%, 9/15/24(1)	1,500,000	1,458,750
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)	1,020,000	965,175
		3,342,235
Energy Equipment and Services — 0.2%
Ensco plc, 5.20%, 3/15/25	420,000	343,875
Halliburton Co., 3.80%, 11/15/25	2,260,000	2,272,579
Halliburton Co., 4.85%, 11/15/35	1,940,000	2,092,600
		4,709,054
Equity Real Estate Investment Trusts (REITs) — 1.0%
American Tower Corp., 3.375%, 10/15/26	2,923,000	2,752,727
American Tower Corp., 3.60%, 1/15/28	950,000	903,177
AvalonBay Communities, Inc., MTN, 3.35%, 5/15/27	780,000	752,699
AvalonBay Communities, Inc., MTN, 3.20%, 1/15/28	1,175,000	1,117,232
Boston Properties LP, 3.65%, 2/1/26	1,870,000	1,830,485
Crown Castle International Corp., 5.25%, 1/15/23	2,474,000	2,630,924
Crown Castle International Corp., 4.45%, 2/15/26	1,030,000	1,046,757
CyrusOne LP / CyrusOne Finance Corp., 5.00%, 3/15/24	1,830,000	1,836,863
Essex Portfolio LP, 3.625%, 8/15/22	710,000	715,089
Essex Portfolio LP, 3.25%, 5/1/23	1,220,000	1,201,937
Hospitality Properties Trust, 4.65%, 3/15/24	1,480,000	1,513,486
12

	Principal Amount	Value
Hudson Pacific Properties LP, 3.95%, 11/1/27	$1,710,000	$1,641,070
Kilroy Realty LP, 3.80%, 1/15/23	1,670,000	1,678,767
Kilroy Realty LP, 4.375%, 10/1/25	970,000	983,341
Kimco Realty Corp., 2.80%, 10/1/26	2,130,000	1,905,866
Simon Property Group LP, 3.25%, 11/30/26	1,290,000	1,244,718
Ventas Realty LP, 4.125%, 1/15/26	720,000	726,372
VEREIT Operating Partnership LP, 4.125%, 6/1/21	2,310,000	2,356,842
Welltower, Inc., 3.75%, 3/15/23	2,030,000	2,056,668
		28,895,020
Food and Staples Retailing — 0.4%
CVS Health Corp., 3.50%, 7/20/22	2,820,000	2,815,867
CVS Health Corp., 2.75%, 12/1/22	1,345,000	1,295,617
Kroger Co. (The), 3.30%, 1/15/21	2,610,000	2,622,831
Kroger Co. (The), 3.875%, 10/15/46	1,390,000	1,198,487
Mondelez International Holdings Netherlands BV, 1.625%, 10/28/19(1)	4,090,000	4,006,900
Target Corp., 3.90%, 11/15/47	780,000	747,000
Walmart, Inc., 3.625%, 12/15/47	830,000	812,649
		13,499,351
Food Products — 0.1%
Kraft Heinz Foods Co., 5.20%, 7/15/45	980,000	998,005
Kraft Heinz Foods Co., 4.375%, 6/1/46	860,000	786,598
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(1)	2,130,000	2,122,012
		3,906,615
Gas Utilities — 2.0%
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19	770,000	793,369
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.25%, 1/15/25	1,900,000	1,934,010
Boardwalk Pipelines LP, 4.45%, 7/15/27	960,000	934,469
Enbridge Energy Partners LP, 6.50%, 4/15/18	540,000	540,691
Enbridge Energy Partners LP, 5.20%, 3/15/20	1,220,000	1,259,773
Enbridge, Inc., 4.00%, 10/1/23	1,600,000	1,612,040
Enbridge, Inc., 4.50%, 6/10/44	1,060,000	1,028,094
Energy Transfer Equity LP, 7.50%, 10/15/20	1,090,000	1,176,519
Energy Transfer Equity LP, 4.25%, 3/15/23	2,400,000	2,340,000
Energy Transfer Partners LP, 4.15%, 10/1/20	1,220,000	1,237,467
Energy Transfer Partners LP, 4.90%, 3/15/35	1,600,000	1,511,741
Energy Transfer Partners LP, 6.50%, 2/1/42	420,000	454,430
Enterprise Products Operating LLC, 5.20%, 9/1/20	4,180,000	4,376,927
Enterprise Products Operating LLC, 4.85%, 3/15/44	3,550,000	3,725,652
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	950,000	989,851
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	2,729,000	3,123,155
Kinder Morgan, Inc., 5.55%, 6/1/45	1,600,000	1,685,979
Magellan Midstream Partners LP, 6.55%, 7/15/19	1,140,000	1,189,691
MPLX LP, 4.875%, 6/1/25	3,720,000	3,887,941
MPLX LP, 4.50%, 4/15/38	1,080,000	1,062,532
MPLX LP, 5.20%, 3/1/47	1,270,000	1,329,921

13

	Principal Amount	Value
ONEOK, Inc., 4.00%, 7/13/27	$2,070,000	$2,041,852
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	1,740,000	1,717,389
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	5,920,000	6,366,713
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	2,970,000	2,887,922
Sunoco Logistics Partners Operations LP, 4.00%, 10/1/27	3,150,000	2,987,847
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28(1)	1,500,000	1,436,250
Williams Cos., Inc. (The), 3.70%, 1/15/23	830,000	811,325
Williams Partners LP, 4.125%, 11/15/20	2,550,000	2,591,391
Williams Partners LP, 5.10%, 9/15/45	2,130,000	2,166,185
		59,201,126
Health Care Equipment and Supplies — 0.8%
Abbott Laboratories, 2.00%, 9/15/18	770,000	768,373
Abbott Laboratories, 3.75%, 11/30/26	5,200,000	5,178,329
Becton Dickinson and Co., 3.73%, 12/15/24	4,360,000	4,291,294
Becton Dickinson and Co., 3.70%, 6/6/27	1,480,000	1,430,688
Medtronic, Inc., 2.50%, 3/15/20	1,460,000	1,452,124
Medtronic, Inc., 3.50%, 3/15/25	4,755,000	4,754,848
Medtronic, Inc., 4.375%, 3/15/35	2,330,000	2,473,330
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	988,000	986,628
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26	1,720,000	1,607,583
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	1,200,000	1,363,137
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	1,000,000	989,504
		25,295,838
Health Care Providers and Services — 1.2%
Anthem, Inc., 3.65%, 12/1/27	1,400,000	1,355,291
Anthem, Inc., 4.65%, 1/15/43	1,290,000	1,302,024
Cardinal Health, Inc., 1.95%, 6/14/19	4,640,000	4,590,695
CVS Health Corp., 4.30%, 3/25/28	2,440,000	2,459,915
CVS Health Corp., 4.78%, 3/25/38	1,510,000	1,532,733
CVS Health Corp., 5.05%, 3/25/48	1,400,000	1,475,269
Duke University Health System, Inc., 3.92%, 6/1/47	2,150,000	2,183,372
Express Scripts Holding Co., 3.40%, 3/1/27	1,460,000	1,373,397
HCA, Inc., 3.75%, 3/15/19	3,640,000	3,662,932
HCA, Inc., 4.25%, 10/15/19	1,000,000	1,010,000
Johns Hopkins Health System Corp. (The), 3.84%, 5/15/46	895,000	895,868
Kaiser Foundation Hospitals, 4.15%, 5/1/47	840,000	866,422
Mylan NV, 3.95%, 6/15/26	950,000	922,460
Northwell Healthcare, Inc., 4.26%, 11/1/47	1,090,000	1,076,008
Stanford Health Care, 3.80%, 11/15/48	885,000	887,388
Tenet Healthcare Corp., 4.625%, 7/15/24(1)	1,459,000	1,407,935
UnitedHealth Group, Inc., 2.875%, 12/15/21	1,480,000	1,467,173
UnitedHealth Group, Inc., 2.875%, 3/15/22	1,950,000	1,928,400
UnitedHealth Group, Inc., 3.75%, 7/15/25	2,640,000	2,675,151
UnitedHealth Group, Inc., 4.75%, 7/15/45	1,450,000	1,599,835
UnitedHealth Group, Inc., 3.75%, 10/15/47	1,030,000	972,513

14

	Principal Amount	Value
Universal Health Services, Inc., 4.75%, 8/1/22(1)	$1,850,000	$1,883,569
		37,528,350
Hotels, Restaurants and Leisure — 0.4%
Aramark Services, Inc., 5.00%, 4/1/25(1)	2,940,000	2,970,282
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24	2,340,000	2,275,650
International Game Technology plc, 6.25%, 2/15/22(1)	1,400,000	1,473,500
McDonald's Corp., MTN, 3.375%, 5/26/25	2,070,000	2,049,053
McDonald's Corp., MTN, 4.70%, 12/9/35	1,070,000	1,144,909
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	1,560,000	1,683,618
		11,597,012
Household Durables — 0.3%
D.R. Horton, Inc., 2.55%, 12/1/20	1,260,000	1,241,421
D.R. Horton, Inc., 5.75%, 8/15/23	650,000	720,795
Lennar Corp., 4.75%, 4/1/21	1,880,000	1,919,950
Lennar Corp., 4.50%, 4/30/24	1,280,000	1,257,600
Lennar Corp., 4.75%, 11/29/27(1)	1,130,000	1,087,625
Toll Brothers Finance Corp., 6.75%, 11/1/19	720,000	753,300
Toll Brothers Finance Corp., 4.35%, 2/15/28	1,840,000	1,734,200
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19	855,000	861,413
		9,576,304
Industrial Conglomerates — 0.2%
FedEx Corp., 4.40%, 1/15/47	1,780,000	1,761,549
General Electric Co., 2.70%, 10/9/22	1,090,000	1,057,327
General Electric Co., 4.125%, 10/9/42	940,000	871,883
General Electric Co., MTN, 4.375%, 9/16/20	1,547,000	1,586,877
		5,277,636
Insurance — 1.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.75%, 5/15/19	3,290,000	3,311,277
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/1/21	3,700,000	3,853,753
American International Group, Inc., 4.125%, 2/15/24	4,170,000	4,235,281
American International Group, Inc., 4.50%, 7/16/44	1,400,000	1,376,623
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	2,580,000	2,581,908
Berkshire Hathaway, Inc., 2.75%, 3/15/23	2,210,000	2,174,666
Berkshire Hathaway, Inc., 4.50%, 2/11/43	1,190,000	1,293,059
Chubb INA Holdings, Inc., 3.15%, 3/15/25	2,020,000	1,977,558
Chubb INA Holdings, Inc., 3.35%, 5/3/26	820,000	806,881
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36	1,380,000	1,670,679
International Lease Finance Corp., 5.875%, 8/15/22	860,000	924,826
Markel Corp., 4.90%, 7/1/22	1,400,000	1,474,296
Markel Corp., 3.50%, 11/1/27	1,200,000	1,146,527
MetLife, Inc., 4.125%, 8/13/42	450,000	438,167
Metropolitan Life Global Funding I, 3.00%, 1/10/23(1)	1,790,000	1,762,366
Prudential Financial, Inc., 3.94%, 12/7/49(1)	2,759,000	2,595,925
Prudential Financial, Inc., MTN, 5.375%, 6/21/20	1,730,000	1,819,632
Prudential Financial, Inc., MTN, 5.70%, 12/14/36	170,000	206,305

15

	Principal Amount	Value
Prudential Financial, Inc., MTN, 4.42%, 3/27/48	$530,000	$546,564
Travelers Cos., Inc. (The), 4.05%, 3/7/48	780,000	787,846
Voya Financial, Inc., 5.70%, 7/15/43	1,900,000	2,178,238
WR Berkley Corp., 4.625%, 3/15/22	1,100,000	1,145,636
WR Berkley Corp., 4.75%, 8/1/44	720,000	741,145
		39,049,158
Internet and Direct Marketing Retail — 0.4%
Alibaba Group Holding Ltd., 2.50%, 11/28/19	2,000,000	1,986,489
Alibaba Group Holding Ltd., 3.60%, 11/28/24	3,500,000	3,474,487
Amazon.com, Inc., 3.80%, 12/5/24	1,000,000	1,026,315
Amazon.com, Inc., 3.15%, 8/22/27(1)	3,610,000	3,487,635
Amazon.com, Inc., 3.875%, 8/22/37(1)	930,000	926,344
eBay, Inc., 2.15%, 6/5/20	1,390,000	1,364,561
		12,265,831
IT Services — 0.2%
Fidelity National Information Services, Inc., 3.00%, 8/15/26	3,780,000	3,524,002
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	1,910,000	1,928,523
		5,452,525
Machinery — 0.3%
Caterpillar Financial Services Corp., MTN, 1.85%, 9/4/20	3,730,000	3,642,304
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	1,090,000	1,077,263
John Deere Capital Corp., MTN, 1.95%, 6/22/20	1,970,000	1,932,801
Oshkosh Corp., 5.375%, 3/1/22	1,610,000	1,650,250
		8,302,618
Media — 2.0%
21st Century Fox America, Inc., 6.90%, 8/15/39	1,370,000	1,844,938
21st Century Fox America, Inc., 4.75%, 9/15/44	1,200,000	1,302,683
CBS Corp., 4.00%, 1/15/26	1,500,000	1,481,455
CBS Corp., 4.85%, 7/1/42	360,000	359,432
CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%, 2/1/28(1)	1,480,000	1,394,900
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	7,240,000	7,405,729
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.20%, 3/15/28	2,250,000	2,156,570
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	1,140,000	1,253,683
Comcast Corp., 3.15%, 3/1/26	3,070,000	2,957,042
Comcast Corp., 4.40%, 8/15/35	960,000	991,365
Comcast Corp., 6.40%, 5/15/38	790,000	1,005,524
Comcast Corp., 4.75%, 3/1/44	2,150,000	2,268,006
Discovery Communications LLC, 5.625%, 8/15/19	392,000	405,605
Discovery Communications LLC, 3.95%, 3/20/28	6,340,000	6,093,709
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	1,300,000	1,319,893
Lamar Media Corp., 5.375%, 1/15/24	1,880,000	1,945,800
NBCUniversal Media LLC, 4.375%, 4/1/21	4,673,000	4,856,145
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	1,410,000	1,412,425
Omnicom Group, Inc., 3.60%, 4/15/26	2,320,000	2,251,486

16

	Principal Amount	Value
Sirius XM Radio, Inc., 5.375%, 4/15/25(1)	$850,000	$845,750
TEGNA, Inc., 5.125%, 7/15/20	1,920,000	1,948,013
Time Warner Cable LLC, 6.75%, 7/1/18	1,150,000	1,160,892
Time Warner Cable LLC, 5.50%, 9/1/41	520,000	517,574
Time Warner Cable LLC, 4.50%, 9/15/42	840,000	728,937
Time Warner, Inc., 4.70%, 1/15/21	1,600,000	1,664,072
Time Warner, Inc., 2.95%, 7/15/26	3,150,000	2,888,289
Time Warner, Inc., 3.80%, 2/15/27	1,200,000	1,161,597
Time Warner, Inc., 5.35%, 12/15/43	1,070,000	1,143,652
Viacom, Inc., 3.125%, 6/15/22	1,260,000	1,230,047
Viacom, Inc., 4.25%, 9/1/23	1,840,000	1,868,884
Viacom, Inc., 4.375%, 3/15/43	1,500,000	1,346,883
Virgin Media Secured Finance plc, 5.25%, 1/15/26(1)	1,900,000	1,835,875
		61,046,855
Metals and Mining — 0.2%
Barrick North America Finance LLC, 5.75%, 5/1/43	550,000	642,622
Glencore Finance Canada Ltd., 4.95%, 11/15/21(1)	1,500,000	1,563,990
Southern Copper Corp., 5.25%, 11/8/42	750,000	785,633
Steel Dynamics, Inc., 4.125%, 9/15/25	2,590,000	2,479,925
Steel Dynamics, Inc., 5.00%, 12/15/26	900,000	902,250
		6,374,420
Multi-Utilities — 1.6%
American Electric Power Co., Inc., 3.20%, 11/13/27	1,050,000	1,001,944
AmeriGas Partners LP / AmeriGas Finance Corp., 5.625%, 5/20/24	1,530,000	1,528,088
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	1,550,000	1,548,072
Berkshire Hathaway Energy Co., 3.80%, 7/15/48(1)	1,460,000	1,395,119
CMS Energy Corp., 8.75%, 6/15/19	297,000	316,027
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	880,000	878,895
Dominion Energy, Inc., 6.40%, 6/15/18	810,000	816,114
Dominion Energy, Inc., 2.75%, 9/15/22	540,000	522,670
Dominion Energy, Inc., 3.625%, 12/1/24	2,720,000	2,698,282
Dominion Energy, Inc., 4.90%, 8/1/41	2,210,000	2,381,117
Duke Energy Corp., 3.55%, 9/15/21	1,250,000	1,262,249
Duke Energy Corp., 2.65%, 9/1/26	2,520,000	2,302,637
Duke Energy Corp., 3.15%, 8/15/27	790,000	744,592
Duke Energy Florida LLC, 6.35%, 9/15/37	463,000	622,936
Duke Energy Florida LLC, 3.85%, 11/15/42	1,410,000	1,387,747
Duke Energy Progress LLC, 3.25%, 8/15/25	1,000,000	995,585
Duke Energy Progress LLC, 4.15%, 12/1/44	500,000	513,666
Duke Energy Progress LLC, 3.70%, 10/15/46	515,000	499,895
Exelon Corp., 5.15%, 12/1/20	1,276,000	1,328,909
Exelon Corp., 4.45%, 4/15/46	1,300,000	1,329,022
Exelon Generation Co. LLC, 4.25%, 6/15/22	1,250,000	1,287,619
Exelon Generation Co. LLC, 5.60%, 6/15/42	410,000	422,038
FirstEnergy Corp., 4.25%, 3/15/23	1,260,000	1,291,261
Florida Power & Light Co., 4.125%, 2/1/42	930,000	967,376
Florida Power & Light Co., 3.95%, 3/1/48	1,150,000	1,167,773

17

	Principal Amount	Value
Georgia Power Co., 4.30%, 3/15/42	$410,000	$418,167
MidAmerican Energy Co., 4.40%, 10/15/44	2,100,000	2,260,299
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	3,210,000	3,123,307
NiSource, Inc., 5.65%, 2/1/45	1,310,000	1,535,953
Pacific Gas & Electric Co., 4.00%, 12/1/46	1,007,000	946,291
Potomac Electric Power Co., 3.60%, 3/15/24	1,010,000	1,027,387
Sempra Energy, 2.875%, 10/1/22	1,220,000	1,193,959
Sempra Energy, 3.25%, 6/15/27	1,700,000	1,617,120
Sempra Energy, 3.80%, 2/1/38	800,000	755,128
Sempra Energy, 4.00%, 2/1/48	1,000,000	933,733
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	970,000	922,440
Southern Power Co., 5.15%, 9/15/41	590,000	635,502
Southwestern Public Service Co., 3.70%, 8/15/47	930,000	894,138
Virginia Electric & Power Co., 3.45%, 2/15/24	1,110,000	1,114,455
Xcel Energy, Inc., 3.35%, 12/1/26	1,000,000	971,509
		47,559,021
Multiline Retail†
Macy's Retail Holdings, Inc., 2.875%, 2/15/23	940,000	886,854
Oil, Gas and Consumable Fuels — 2.6%
Anadarko Petroleum Corp., 3.45%, 7/15/24	640,000	621,939
Anadarko Petroleum Corp., 5.55%, 3/15/26	2,490,000	2,720,991
Anadarko Petroleum Corp., 6.45%, 9/15/36	830,000	996,420
Antero Resources Corp., 5.00%, 3/1/25	2,200,000	2,216,500
Apache Corp., 4.75%, 4/15/43	1,220,000	1,214,558
BP Capital Markets plc, 4.50%, 10/1/20	360,000	373,185
Cenovus Energy, Inc., 4.25%, 4/15/27	2,140,000	2,088,462
Chevron Corp., 2.10%, 5/16/21	2,750,000	2,688,770
Cimarex Energy Co., 4.375%, 6/1/24	2,600,000	2,678,023
CNOOC Finance Ltd., 4.25%, 1/26/21	5,000,000	5,124,450
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	1,030,000	1,045,917
Concho Resources, Inc., 4.375%, 1/15/25	2,310,000	2,344,322
Concho Resources, Inc., 4.875%, 10/1/47	1,520,000	1,618,377
ConocoPhillips Holding Co., 6.95%, 4/15/29	1,250,000	1,592,066
Continental Resources, Inc., 4.375%, 1/15/28(1)	3,920,000	3,826,900
Ecopetrol SA, 5.875%, 5/28/45	690,000	682,893
Encana Corp., 6.50%, 2/1/38	2,280,000	2,759,150
EOG Resources, Inc., 4.10%, 2/1/21	1,440,000	1,473,890
Exxon Mobil Corp., 2.71%, 3/6/25	1,600,000	1,546,161
Exxon Mobil Corp., 3.04%, 3/1/26	2,020,000	1,981,511
Hess Corp., 6.00%, 1/15/40	1,610,000	1,702,735
Marathon Oil Corp., 3.85%, 6/1/25	1,790,000	1,770,461
Marathon Oil Corp., 4.40%, 7/15/27	1,850,000	1,880,659
Newfield Exploration Co., 5.75%, 1/30/22	2,380,000	2,499,000
Newfield Exploration Co., 5.375%, 1/1/26	1,620,000	1,680,750
Noble Energy, Inc., 4.15%, 12/15/21	2,080,000	2,126,795
Petroleos Mexicanos, 6.00%, 3/5/20	306,000	319,541
Petroleos Mexicanos, 4.875%, 1/24/22	870,000	893,838

18

	Principal Amount	Value
Petroleos Mexicanos, 3.50%, 1/30/23	$130,000	$125,255
Petroleos Mexicanos, 4.625%, 9/21/23	4,500,000	4,515,795
Petroleos Mexicanos, 4.875%, 1/18/24	2,500,000	2,542,500
Petroleos Mexicanos, 6.625%, 6/15/35	850,000	880,328
Petroleos Mexicanos, 6.50%, 6/2/41	320,000	318,400
Petroleos Mexicanos, 5.50%, 6/27/44	1,790,000	1,598,470
Petroleos Mexicanos, 6.35%, 2/12/48(1)	800,000	777,000
Petronas Capital Ltd., 5.25%, 8/12/19	3,200,000	3,301,638
Phillips 66, 4.30%, 4/1/22	1,981,000	2,061,067
Phillips 66, 3.90%, 3/15/28	2,000,000	1,995,400
Shell International Finance BV, 2.375%, 8/21/22	1,800,000	1,747,530
Shell International Finance BV, 3.25%, 5/11/25	1,890,000	1,872,959
Shell International Finance BV, 3.625%, 8/21/42	980,000	928,838
Sinopec Group Overseas Development Ltd., 1.75%, 9/29/19	1,300,000	1,275,546
Statoil ASA, 2.45%, 1/17/23	1,550,000	1,501,919
Statoil ASA, 3.95%, 5/15/43	1,048,000	1,058,350
Suncor Energy, Inc., 6.50%, 6/15/38	670,000	860,840
		79,830,099
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 5.40%, 11/1/20(1)	2,100,000	2,220,555
International Paper Co., 4.40%, 8/15/47	2,000,000	1,910,806
		4,131,361
Pharmaceuticals — 0.6%
AbbVie, Inc., 4.70%, 5/14/45	800,000	826,732
Allergan Finance LLC, 3.25%, 10/1/22	2,210,000	2,165,490
Allergan Funding SCS, 3.85%, 6/15/24	3,887,000	3,847,481
Allergan Funding SCS, 4.55%, 3/15/35	1,450,000	1,421,827
Baxalta, Inc., 4.00%, 6/23/25	1,600,000	1,599,017
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	5,160,000	4,985,169
Zoetis, Inc., 3.00%, 9/12/27	2,300,000	2,157,942
		17,003,658
Road and Rail — 0.5%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	1,484,000	1,505,630
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	1,075,000	1,205,319
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	1,390,000	1,466,311
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	1,900,000	1,940,604
CSX Corp., 3.40%, 8/1/24	1,400,000	1,398,282
CSX Corp., 3.25%, 6/1/27	3,170,000	3,033,857
Norfolk Southern Corp., 5.75%, 4/1/18	900,000	900,000
Union Pacific Corp., 3.60%, 9/15/37	860,000	828,489
Union Pacific Corp., 4.75%, 9/15/41	1,190,000	1,307,934
Union Pacific Corp., 4.05%, 11/15/45	730,000	737,115
		14,323,541
Semiconductors and Semiconductor Equipment — 0.3%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.125%, 1/15/25	1,960,000	1,854,592
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.50%, 1/15/28	920,000	865,912

19

	Principal Amount	Value
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(1)	$1,800,000	$1,831,500
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(1)	1,950,000	1,940,250
Sensata Technologies UK Financing Co. plc, 6.25%, 2/15/26(1)	1,500,000	1,583,925
		8,076,179
Software — 0.9%
Activision Blizzard, Inc., 2.30%, 9/15/21	1,780,000	1,721,206
Microsoft Corp., 2.70%, 2/12/25	5,000,000	4,829,686
Microsoft Corp., 3.125%, 11/3/25	1,220,000	1,205,425
Microsoft Corp., 3.45%, 8/8/36	2,200,000	2,146,890
Microsoft Corp., 4.25%, 2/6/47	4,000,000	4,306,491
Oracle Corp., 2.50%, 10/15/22	1,635,000	1,594,611
Oracle Corp., 3.625%, 7/15/23	1,990,000	2,030,480
Oracle Corp., 2.65%, 7/15/26	3,600,000	3,367,564
Oracle Corp., 3.25%, 11/15/27	1,940,000	1,893,314
Oracle Corp., 4.30%, 7/8/34	960,000	1,014,125
Oracle Corp., 4.00%, 7/15/46	1,290,000	1,278,277
Quintiles IMS, Inc., 5.00%, 10/15/26(1)	1,850,000	1,847,003
		27,235,072
Specialty Retail — 0.4%
Ashtead Capital, Inc., 4.125%, 8/15/25(1)	2,500,000	2,403,125
Home Depot, Inc. (The), 3.75%, 2/15/24	1,500,000	1,552,274
Home Depot, Inc. (The), 3.00%, 4/1/26	1,640,000	1,594,839
Home Depot, Inc. (The), 5.95%, 4/1/41	2,360,000	3,021,605
Home Depot, Inc. (The), 3.90%, 6/15/47	1,120,000	1,115,146
Lowe's Cos., Inc., 3.10%, 5/3/27	1,700,000	1,638,421
United Rentals North America, Inc., 4.625%, 7/15/23	2,180,000	2,226,325
		13,551,735
Technology Hardware, Storage and Peripherals — 0.8%
Apple, Inc., 2.85%, 5/6/21	2,310,000	2,308,599
Apple, Inc., 3.00%, 2/9/24	880,000	870,411
Apple, Inc., 2.75%, 1/13/25	1,330,000	1,280,529
Apple, Inc., 2.50%, 2/9/25	4,970,000	4,713,914
Apple, Inc., 2.45%, 8/4/26	1,900,000	1,762,123
Apple, Inc., 2.90%, 9/12/27	4,010,000	3,819,039
Dell International LLC / EMC Corp., 6.02%, 6/15/26(1)	7,060,000	7,610,907
Seagate HDD Cayman, 4.75%, 6/1/23	1,700,000	1,702,120
Seagate HDD Cayman, 4.75%, 1/1/25	1,120,000	1,091,049
		25,158,691
Transportation and Logistics†
FedEx Corp., 4.05%, 2/15/48	710,000	668,180
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV, 3.125%, 7/16/22	2,130,000	2,097,949
Sprint Communications, Inc., 9.00%, 11/15/18(1)	675,000	696,938
		2,794,887
TOTAL CORPORATE BONDS (Cost $1,135,371,930)		1,124,364,536

20

	Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(3) — 25.7%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(4) — 3.1%
FHLMC, VRN, 1.79%, 4/15/18	$529,616	$544,168
FHLMC, VRN, 1.84%, 4/15/18	426,510	439,332
FHLMC, VRN, 1.92%, 4/15/18	659,033	679,107
FHLMC, VRN, 2.07%, 4/15/18	1,941,339	1,932,339
FHLMC, VRN, 2.31%, 4/15/18	2,779,749	2,752,657
FHLMC, VRN, 2.38%, 4/15/18	8,643,369	8,620,676
FHLMC, VRN, 2.47%, 4/15/18	4,605,914	4,654,605
FHLMC, VRN, 2.59%, 4/15/18	2,142,883	2,140,483
FHLMC, VRN, 2.85%, 4/15/18	2,834,808	2,835,812
FHLMC, VRN, 3.08%, 4/15/18	7,235,922	7,298,236
FHLMC, VRN, 3.19%, 4/15/18	1,703,526	1,722,689
FHLMC, VRN, 3.32%, 4/15/18	1,859,265	1,951,627
FHLMC, VRN, 3.45%, 4/15/18	906,617	954,562
FHLMC, VRN, 3.45%, 4/15/18	1,257,316	1,323,545
FHLMC, VRN, 3.47%, 4/15/18	345,765	354,881
FHLMC, VRN, 3.55%, 4/15/18	679,360	711,211
FHLMC, VRN, 3.60%, 4/15/18	315,634	330,769
FHLMC, VRN, 3.63%, 4/15/18	181,231	190,066
FHLMC, VRN, 3.63%, 4/15/18	59,919	62,456
FHLMC, VRN, 3.66%, 4/15/18	1,922,249	2,030,924
FHLMC, VRN, 3.66%, 4/15/18	566,455	579,721
FHLMC, VRN, 3.79%, 4/15/18	211,583	217,637
FHLMC, VRN, 4.06%, 4/15/18	370,688	383,384
FHLMC, VRN, 4.08%, 4/15/18	1,189,307	1,239,202
FNMA, VRN, 2.36%, 4/25/18	1,066,568	1,070,513
FNMA, VRN, 2.63%, 4/25/18	4,439,776	4,441,067
FNMA, VRN, 2.71%, 4/25/18	775,454	779,778
FNMA, VRN, 2.92%, 4/25/18	3,373,602	3,405,583
FNMA, VRN, 2.96%, 4/25/18	4,357,257	4,382,653
FNMA, VRN, 3.11%, 4/25/18	246,160	256,607
FNMA, VRN, 3.11%, 4/25/18	3,104,091	3,220,230
FNMA, VRN, 3.12%, 4/25/18	1,830,222	1,899,902
FNMA, VRN, 3.14%, 4/25/18	374,828	388,424
FNMA, VRN, 3.14%, 4/25/18	992,571	1,029,696
FNMA, VRN, 3.18%, 4/25/18	5,193,115	5,215,680
FNMA, VRN, 3.19%, 4/25/18	6,043,887	6,059,637
FNMA, VRN, 3.20%, 4/25/18	2,865,462	2,965,935
FNMA, VRN, 3.21%, 4/25/18	2,575,863	2,584,318
FNMA, VRN, 3.25%, 4/25/18	6,283,523	6,378,632
FNMA, VRN, 3.32%, 4/25/18	240,094	244,607
FNMA, VRN, 3.35%, 4/25/18	1,498,978	1,577,324
FNMA, VRN, 3.39%, 4/25/18	2,756,915	2,836,613
FNMA, VRN, 3.53%, 4/25/18	380,496	392,372
FNMA, VRN, 3.56%, 4/25/18	103,096	106,938
FNMA, VRN, 3.91%, 4/25/18	608,620	628,909
		93,815,507

21

	Principal Amount	Value
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 22.6%
FHLMC, 5.00%, 4/1/19	$91,665	$93,145
FHLMC, 7.00%, 9/1/27	230	253
FHLMC, 6.50%, 1/1/28	385	434
FHLMC, 7.00%, 2/1/28	57	63
FHLMC, 6.50%, 3/1/29	2,232	2,515
FHLMC, 6.50%, 6/1/29	2,091	2,356
FHLMC, 7.00%, 8/1/29	210	225
FHLMC, 6.50%, 5/1/31	1,560	1,757
FHLMC, 6.50%, 6/1/31	75	85
FHLMC, 6.50%, 6/1/31	183	206
FHLMC, 5.50%, 12/1/33	27,168	30,183
FHLMC, 6.00%, 2/1/38	223,037	250,354
FHLMC, 5.50%, 4/1/38	116,582	127,899
FHLMC, 6.00%, 5/1/38	200,970	226,249
FHLMC, 6.00%, 8/1/38	36,807	41,145
FHLMC, 5.50%, 9/1/38	868,750	959,022
FHLMC, 3.00%, 2/1/43	11,817,478	11,610,687
FNMA, 3.00%, 4/12/18(5)	83,800,000	81,666,789
FNMA, 3.50%, 4/12/18(5)	128,170,000	128,361,849
FNMA, 4.00%, 4/12/18(5)	70,985,000	72,817,182
FNMA, 4.50%, 4/12/18(5)	66,750,000	69,879,130
FNMA, 6.50%, 1/1/26	1,529	1,707
FNMA, 7.00%, 12/1/27	347	373
FNMA, 7.50%, 4/1/28	2,097	2,285
FNMA, 7.00%, 5/1/28	1,988	2,041
FNMA, 7.00%, 6/1/28	34	34
FNMA, 6.50%, 1/1/29	356	397
FNMA, 6.50%, 4/1/29	1,346	1,503
FNMA, 7.00%, 7/1/29	245	248
FNMA, 7.50%, 7/1/29	3,422	3,764
FNMA, 7.50%, 9/1/30	818	959
FNMA, 5.00%, 7/1/31	2,297,401	2,456,990
FNMA, 7.00%, 9/1/31	5,427	5,902
FNMA, 6.50%, 1/1/32	978	1,092
FNMA, 6.50%, 8/1/32	5,285	5,907
FNMA, 5.50%, 6/1/33	15,212	16,728
FNMA, 5.50%, 7/1/33	90,511	99,391
FNMA, 5.50%, 8/1/33	33,558	36,864
FNMA, 5.50%, 9/1/33	47,171	52,195
FNMA, 5.00%, 11/1/33	195,195	211,445
FNMA, 6.00%, 12/1/33	721,373	808,850
FNMA, 5.50%, 1/1/34	49,148	53,992
FNMA, 5.50%, 12/1/34	45,832	50,042
FNMA, 4.50%, 1/1/35	195,243	205,440
FNMA, 5.00%, 8/1/35	79,038	85,040
FNMA, 5.00%, 2/1/36	608,033	656,619

22

	Principal Amount	Value
FNMA, 5.50%, 7/1/36	$27,000	$29,604
FNMA, 5.50%, 2/1/37	15,538	17,056
FNMA, 6.00%, 4/1/37	165,510	185,953
FNMA, 6.00%, 7/1/37	346,656	386,674
FNMA, 6.00%, 8/1/37	258,165	290,083
FNMA, 6.50%, 8/1/37	37,666	40,744
FNMA, 6.00%, 9/1/37	265,531	298,367
FNMA, 6.00%, 11/1/37	92,641	103,713
FNMA, 5.50%, 2/1/38	549,952	603,373
FNMA, 5.50%, 2/1/38	113,978	124,775
FNMA, 5.50%, 6/1/38	238,707	261,495
FNMA, 5.00%, 1/1/39	139,132	149,114
FNMA, 4.50%, 2/1/39	506,365	535,347
FNMA, 5.50%, 3/1/39	552,331	604,549
FNMA, 4.50%, 4/1/39	369,331	392,154
FNMA, 4.50%, 5/1/39	944,015	1,002,305
FNMA, 6.50%, 5/1/39	134,938	154,502
FNMA, 4.50%, 6/1/39	510,320	540,287
FNMA, 5.00%, 8/1/39	538,975	584,255
FNMA, 4.50%, 9/1/39	1,846,302	1,960,622
FNMA, 4.50%, 10/1/39	1,627,472	1,728,133
FNMA, 5.00%, 4/1/40	1,432,871	1,548,793
FNMA, 5.00%, 4/1/40	2,552,742	2,748,746
FNMA, 5.00%, 6/1/40	2,417,343	2,615,062
FNMA, 4.00%, 10/1/40	1,710,999	1,771,783
FNMA, 4.50%, 11/1/40	1,394,968	1,477,502
FNMA, 4.00%, 8/1/41	3,131,681	3,241,161
FNMA, 4.50%, 9/1/41	1,345,602	1,421,364
FNMA, 3.50%, 10/1/41	2,408,424	2,430,278
FNMA, 3.50%, 12/1/41	8,718,832	8,797,865
FNMA, 4.00%, 12/1/41	4,428,621	4,578,051
FNMA, 5.00%, 1/1/42	5,135,879	5,556,309
FNMA, 3.50%, 2/1/42	4,463,923	4,504,403
FNMA, 3.50%, 5/1/42	1,870,031	1,887,001
FNMA, 3.50%, 6/1/42	1,967,794	1,985,647
FNMA, 3.50%, 8/1/42	9,021,428	9,099,581
FNMA, 3.50%, 9/1/42	3,175,150	3,202,982
FNMA, 3.50%, 12/1/42	7,122,885	7,181,916
FNMA, 3.50%, 8/1/43	4,130,404	4,163,414
FNMA, 3.50%, 5/1/45	8,089,402	8,126,401
FNMA, 3.50%, 11/1/45	9,096,365	9,123,936
FNMA, 3.50%, 11/1/45	8,736,992	8,763,479
FNMA, 4.00%, 11/1/45	10,512,889	10,801,986
FNMA, 3.50%, 2/1/46	10,141,026	10,178,724
FNMA, 4.00%, 2/1/46	8,594,784	8,826,188
FNMA, 3.50%, 3/1/46	9,560,808	9,588,132
FNMA, 4.00%, 4/1/46	22,705,037	23,330,391

23

	Principal Amount	Value
FNMA, 3.50%, 5/1/46	$10,726,876	$10,757,570
FNMA, 6.50%, 8/1/47	7,440	8,074
FNMA, 6.50%, 9/1/47	8,745	9,458
FNMA, 6.50%, 9/1/47	524	568
FNMA, 6.50%, 9/1/47	4,598	4,969
FNMA, 3.50%, 10/1/47	19,634,756	19,693,504
GNMA, 2.50%, 4/19/18(5)	5,000,000	4,758,083
GNMA, 3.00%, 4/19/18(5)	22,800,000	22,416,229
GNMA, 4.00%, 4/19/18(5)	26,240,000	26,964,490
GNMA, 7.00%, 11/15/22	693	722
GNMA, 7.00%, 4/20/26	255	285
GNMA, 7.50%, 8/15/26	483	538
GNMA, 8.00%, 8/15/26	214	234
GNMA, 7.50%, 5/15/27	432	451
GNMA, 8.00%, 6/15/27	1,109	1,131
GNMA, 7.50%, 11/15/27	177	180
GNMA, 7.00%, 2/15/28	291	291
GNMA, 7.50%, 2/15/28	246	246
GNMA, 6.50%, 3/15/28	1,077	1,205
GNMA, 7.00%, 4/15/28	172	172
GNMA, 6.50%, 5/15/28	2,952	3,304
GNMA, 7.00%, 12/15/28	312	313
GNMA, 7.00%, 5/15/31	2,493	2,834
GNMA, 6.00%, 7/15/33	687,343	775,595
GNMA, 4.50%, 8/15/33	721,689	757,007
GNMA, 5.00%, 3/20/36	82,238	88,326
GNMA, 5.00%, 4/20/36	163,260	175,228
GNMA, 5.00%, 5/20/36	298,313	320,365
GNMA, 5.50%, 1/15/39	828,813	935,605
GNMA, 6.00%, 1/20/39	35,825	40,348
GNMA, 6.00%, 2/20/39	212,085	238,373
GNMA, 4.50%, 6/15/39	2,055,658	2,176,870
GNMA, 5.50%, 9/15/39	90,379	99,773
GNMA, 5.00%, 10/15/39	1,012,865	1,088,532
GNMA, 4.50%, 1/15/40	967,179	1,022,687
GNMA, 4.00%, 11/20/40	2,774,430	2,900,910
GNMA, 4.00%, 12/15/40	925,595	957,272
GNMA, 4.50%, 6/15/41	748,376	795,356
GNMA, 4.50%, 7/20/41	1,159,356	1,220,050
GNMA, 3.50%, 4/20/42	5,868,124	5,956,661
GNMA, 3.50%, 6/20/42	12,832,559	13,037,948
GNMA, 3.50%, 7/20/42	2,355,938	2,391,485
GNMA, 3.50%, 4/20/43	3,549,810	3,603,376
GNMA, 3.50%, 4/20/46	12,567,761	12,703,234
GNMA, 2.50%, 7/20/46	12,008,060	11,437,565
		685,122,953
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $786,279,638)		778,938,460

24

		Principal Amount	Value
U.S. TREASURY SECURITIES — 15.5%
U.S. Treasury Bonds, 3.50%, 2/15/39		$30,100,000	$33,025,533
U.S. Treasury Bonds, 4.375%, 11/15/39		1,700,000	2,102,027
U.S. Treasury Bonds, 3.125%, 11/15/41		30,500,000	31,458,418
U.S. Treasury Bonds, 3.00%, 5/15/42		12,000,000	12,111,750
U.S. Treasury Bonds, 2.875%, 5/15/43		21,500,000	21,154,833
U.S. Treasury Bonds, 3.125%, 8/15/44(6)		24,410,000	25,090,535
U.S. Treasury Bonds, 3.00%, 11/15/44		13,200,000	13,263,049
U.S. Treasury Bonds, 2.50%, 2/15/45		53,700,000	48,938,936
U.S. Treasury Bonds, 3.00%, 5/15/45		6,400,000	6,428,212
U.S. Treasury Bonds, 3.00%, 11/15/45		3,400,000	3,412,684
U.S. Treasury Notes, 1.625%, 7/31/19		40,000,000	39,704,040
U.S. Treasury Notes, 1.75%, 9/30/19		15,000,000	14,894,395
U.S. Treasury Notes, 1.50%, 11/30/19		7,000,000	6,914,192
U.S. Treasury Notes, 1.875%, 12/31/19		55,800,000	55,429,131
U.S. Treasury Notes, 1.375%, 3/31/20		10,900,000	10,703,635
U.S. Treasury Notes, 2.00%, 11/30/20		8,000,000	7,923,396
U.S. Treasury Notes, 2.25%, 4/30/21		25,000,000	24,882,120
U.S. Treasury Notes, 2.00%, 10/31/21		41,050,000	40,387,085
U.S. Treasury Notes, 1.875%, 1/31/22		50,000,000	48,862,767
U.S. Treasury Notes, 2.00%, 11/15/26		19,000,000	17,910,183
U.S. Treasury Notes, 2.75%, 2/15/28		6,000,000	5,999,351
TOTAL U.S. TREASURY SECURITIES (Cost $478,170,122)			470,596,272
SOVEREIGN GOVERNMENTS AND AGENCIES — 9.6%
Chile — 3.2%
Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/1/26	CLP	56,880,000,000	94,699,038
Chile Government International Bond, 3.25%, 9/14/21		$920,000	926,785
Chile Government International Bond, 3.625%, 10/30/42		500,000	479,875
			96,105,698
Colombia — 0.1%
Colombia Government International Bond, 4.375%, 7/12/21		2,770,000	2,871,798
Colombia Government International Bond, 7.375%, 9/18/37		900,000	1,156,500
Colombia Government International Bond, 6.125%, 1/18/41		820,000	947,100
			4,975,398
Hungary — 1.0%
Hungary Government Bond, 3.00%, 10/27/27	HUF	5,700,010,000	23,655,635
Hungary Government Bond, 6.75%, 10/22/28	HUF	1,520,000,000	8,388,422
			32,044,057
Italy — 0.1%
Republic of Italy Government International Bond, 6.875%, 9/27/23		$1,300,000	1,521,650
Mexico — 3.1%
Mexican Bonos, 10.00%, 11/20/36	MXN	1,248,800,000	85,362,143
Mexico Government International Bond, 4.15%, 3/28/27		$7,953,000	8,050,424
Mexico Government International Bond, MTN, 4.75%, 3/8/44		90,000	87,750
			93,500,317

25

		Principal Amount	Value
Panama — 0.1%
Panama Government International Bond, 7.125%, 1/29/26		$1,400,000	$1,732,500
Peru — 0.1%
Peruvian Government International Bond, 6.55%, 3/14/37		730,000	938,050
Peruvian Government International Bond, 5.625%, 11/18/50		1,240,000	1,494,200
			2,432,250
Philippines — 0.2%
Philippine Government International Bond, 4.00%, 1/15/21		1,590,000	1,630,709
Philippine Government International Bond, 5.50%, 3/30/26		3,000,000	3,414,381
Philippine Government International Bond, 6.375%, 10/23/34		730,000	937,816
			5,982,906
Poland — 0.1%
Republic of Poland Government International Bond, 3.00%, 3/17/23		1,050,000	1,041,417
Republic of Poland Government International Bond, 5.125%, 4/21/21		450,000	478,665
			1,520,082
South Africa — 1.6%
Republic of South Africa Government Bond, 10.50%, 12/21/26	ZAR	260,000,000	25,408,042
Republic of South Africa Government Bond, 8.00%, 1/31/30	ZAR	289,000,000	23,776,251
Republic of South Africa Government International Bond, 4.67%, 1/17/24		$760,000	764,545
			49,948,838
Uruguay†
Uruguay Government International Bond, 4.375%, 10/27/27		820,000	846,917
Uruguay Government International Bond, 4.125%, 11/20/45		340,000	318,580
			1,165,497
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $288,558,168)			290,929,193
COLLATERALIZED MORTGAGE OBLIGATIONS(3) — 8.7%
Private Sponsor Collateralized Mortgage Obligations — 5.2%
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 3.49%, 4/1/18(4)		1,849,918	1,870,079
Agate Bay Mortgage Loan Trust, Series 2014-2, Class A14, VRN, 3.75%, 4/1/18(1)(4)		2,106,886	2,111,083
Agate Bay Mortgage Loan Trust, Series 2014-3, Class A2, VRN, 3.50%, 4/1/18(1)(4)		2,038,282	1,995,406
Agate Bay Mortgage Loan Trust, Series 2016-1, Class A3, VRN, 3.50%, 4/1/18(1)(4)		3,148,901	3,112,626
Agate Bay Mortgage Loan Trust, Series 2016-2, Class A3, VRN, 3.50%, 4/1/18(1)(4)		2,632,007	2,615,967
Agate Bay Mortgage Loan Trust, Series 2016-3, Class A3, VRN, 3.50%, 4/1/18(1)(4)		8,033,006	7,979,033
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 3.83%, 4/1/18(4)		1,838,230	1,835,320
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.59%, 4/1/18(4)		371,861	376,929
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.67%, 4/1/18(4)		1,137,788	1,112,295
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37		154,639	159,721

26

	Principal Amount	Value
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 3.53%, 4/1/18(4)	$1,086,413	$1,061,865
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.33%, 4/1/18(4)	3,196,741	3,171,621
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.55%, 4/1/18(4)	234,303	233,298
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 3.18%, 4/1/18, resets annually off the 1-year H15T1Y plus 2.15%	2,222,998	2,254,324
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	119,698	121,735
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	9,975	9,733
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR6, Class 2A1, VRN, 3.53%, 4/1/18(4)	566,595	571,986
CSMC Trust, Series 2017-HL1, Class A3 SEQ, VRN, 3.50%, 4/1/18(1)(4)	4,548,510	4,556,784
CSMC Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 4/1/18(1)(4)	7,052,338	7,071,513
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 3.52%, 4/1/18(4)	1,992,510	1,988,177
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 3.34%, 4/1/18(4)	498,711	494,473
Flagstar Mortgage Trust, Series 2017-2, Class A5 SEQ, VRN, 3.50%, 4/1/18(1)(4)	6,644,317	6,647,433
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 3.25%, 4/1/18(4)	703,998	698,132
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 3.62%, 4/1/18(4)	1,475,276	1,486,239
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 3.66%, 4/1/18(4)	1,593,918	1,603,457
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.61%, 4/1/18(4)	1,937,725	1,983,741
GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A1, VRN, 3.62%, 4/1/18(4)	2,776,210	2,796,644
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.52%, 4/1/18(4)	1,827,561	1,846,938
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 3.54%, 4/1/18(4)	229,775	231,051
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 3.65%, 4/1/18(4)	329,412	322,448
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 3.78%, 4/1/18(4)	360,188	365,737
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 4/1/18(1)(4)	815,651	800,110
JPMorgan Mortgage Trust, Series 2016-4, Class A3, VRN, 3.50%, 4/1/18(1)(4)	1,188,692	1,182,191
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.47%, 4/1/18(4)	1,543,181	1,589,693
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 3.35%, 4/26/18(4)	2,546,055	2,527,249
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 3.53%, 4/1/18(4)	1,301,138	1,333,124
Mill City Mortgage Loan Trust, Series 2017-2, Class A1, VRN, 2.75%, 4/1/18(1)(4)	5,056,906	5,022,436
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 4/1/18(1)(4)	3,828,047	3,915,954

27

	Principal Amount	Value
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 3.37%, 4/26/18, resets monthly off the 1-month LIBOR plus 1.50%(1)	$6,722,323	$6,950,455
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.90%, 4/1/18(4)	33,825	34,916
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 4/1/18(4)	81,775	82,392
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, 4.00%, 12/25/43(1)	2,468,817	2,511,006
Sequoia Mortgage Trust, Series 2017-1, Class A1, VRN, 3.50%, 4/1/18(1)(4)	5,505,841	5,475,597
Sequoia Mortgage Trust, Series 2017-4, Class A4 SEQ, VRN, 3.50%, 4/1/18(1)(4)	5,119,318	5,142,516
Sequoia Mortgage Trust, Series 2017-5, Class A4 SEQ, VRN, 3.50%, 4/1/18(1)(4)	4,426,621	4,447,510
Sequoia Mortgage Trust, Series 2017-7, Class A4 SEQ, VRN, 3.50%, 4/1/18(1)(4)	8,514,221	8,558,176
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, VRN, 4.00%, 4/1/18(1)(4)	5,170,466	5,257,976
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 4/1/18(1)(4)	8,913,296	9,058,825
Sequoia Mortgage Trust, Series 2018-2, Class A4 SEQ, VRN, 3.50%, 4/1/18(1)(4)	3,940,261	3,958,855
Sofi Mortgage Trust, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 4/1/18(1)(4)	2,906,118	2,793,989
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 3.44%, 4/1/18(4)	587,234	613,547
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 3.50%, 4/1/18(4)	782,634	788,623
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 2.61%, 4/26/18, resets monthly off the 1-month LIBOR plus 0.74%	3,061,059	2,926,287
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	111,512	113,359
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.64%, 4/1/18(4)	3,286,701	3,239,972
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 3.79%, 4/1/18(4)	95,008	98,414
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-H, Class A1, VRN, 3.37%, 4/1/18(4)	597,048	609,489
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 3.53%, 4/1/18(4)	1,492,562	1,532,102
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 3.74%, 4/1/18(4)	1,415,942	1,445,880
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	235,257	232,707
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 1A11, 5.50%, 10/25/35	593,601	596,047
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	1,831,774	1,886,397
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 3.60%, 4/1/18(4)	926,927	977,482
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 3.65%, 4/1/18(4)	1,395,353	1,437,578
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 3.74%, 4/1/18(4)	1,107,608	1,133,334

28

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR13, Class A1, SEQ, VRN, 2.17%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.30%	$1,615,161	$1,542,391
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 3.87%, 4/1/18(4)	1,329,036	1,348,754
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 3.39%, 4/1/18(4)	1,011,553	1,020,623
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	482,851	484,506
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	874,011	869,800
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	278,775	278,347
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	217,488	219,257
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	231,570	237,345
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	202,731	205,979
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 3.73%, 4/1/18(4)	198,126	190,029
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	643,876	679,362
		158,036,369
U.S. Government Agency Collateralized Mortgage Obligations — 3.5%
FHLMC, Series 2016-DNA3, Class M2, VRN, 3.87%, 4/25/18, resets monthly off the 1-month LIBOR plus 2.00%	4,500,000	4,582,984
FHLMC, Series 2016-DNA4, Class M2, VRN, 3.17%, 4/25/18, resets monthly off the 1-month LIBOR plus 1.30%	3,210,000	3,246,937
FHLMC, Series 2016-HQA3, Class M2, VRN, 3.22%, 4/25/18, resets monthly off the 1-month LIBOR plus 1.35%	6,535,217	6,653,250
FHLMC, Series 2017-DNA2, Class M1, VRN, 3.07%, 4/25/18, resets monthly off the 1-month LIBOR plus 1.20%	9,396,621	9,502,455
FHLMC, Series 2017-HQA2, Class M1, VRN, 2.67%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.80%	7,490,098	7,511,519
FHLMC, Series 3397, Class GF, VRN, 2.28%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.50%	1,845,831	1,855,482
FHLMC, Series KF29, Class A, VRN, 2.03%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.36%	16,246,928	16,283,450
FHLMC, Series KF31, Class A, VRN, 2.04%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.37%	17,439,096	17,487,095
FHLMC, Series KF32, Class A, VRN, 2.04%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.37%	15,820,185	15,871,270
FNMA, Series 1989-35, Class G SEQ, 9.50%, 7/25/19	53	54
FNMA, Series 2006-43, Class FM, VRN, 2.17%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.30%	211,296	211,047
FNMA, Series 2007-36, Class FB, VRN, 2.27%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.40%	187,904	188,513
FNMA, Series 2014-C02, Class 1M2, VRN, 4.47%, 4/25/18, resets monthly off the 1-month LIBOR plus 2.60%	2,936,000	3,130,285
FNMA, Series 2014-C02, Class 2M2, VRN, 4.47%, 4/25/18, resets monthly off the 1-month LIBOR plus 2.60%	3,311,259	3,504,531
FNMA, Series 2016-C04, Class 1M1, VRN, 3.32%, 4/25/18, resets monthly off the 1-month LIBOR plus 1.45%	3,089,972	3,115,114
FNMA, Series 2016-C05, Class 2M1, VRN, 3.22%, 4/25/18, resets monthly off the 1-month LIBOR plus 1.35%	2,384,153	2,395,261

29

	Principal Amount	Value
FNMA, Series 2017-C01, Class 1M1, VRN, 3.17%, 4/25/18, resets monthly off the 1-month LIBOR plus 1.30%	$4,501,437	$4,538,487
FNMA, Series 2017-C03, Class 1M1, VRN, 2.82%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.95%	1,152,469	1,159,182
FNMA, Series 2018-C02, Class 2M1, VRN, 2.52%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.65%	4,795,772	4,798,768
		106,035,684
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $264,571,516)		264,072,053
ASSET-BACKED SECURITIES(3) — 7.9%
Argent Securities, Inc., Series 2004-W8, Class M1, VRN, 2.70%, 4/26/18, resets monthly off the 1-month LIBOR plus 0.83%	4,745,756	4,717,447
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A SEQ, 2.46%, 7/20/20(1)	12,000,000	11,956,682
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(1)	4,599,240	4,516,247
Carlyle Global Market Strategies, Series 2014-1A, Class A1R2, VRN, 3.31%, 7/17/18, resets quarterly off the 3-month LIBOR plus 0.97%(1)(7)	5,000,000	5,000,000
CBAM Ltd., Series 2018-5A, Class A, VRN, 3.32%, 10/17/18, resets quarterly off the 3-month LIBOR plus 1.02%(1)	6,650,000	6,650,000
CIFC Funding Ltd., Series 2013-3RA, Class A1, VRN, 3.33%, 10/24/18, resets quarterly off the 3-month LIBOR plus 0.98%(1)(7)	8,800,000	8,800,000
CIFC Funding Ltd., Series 2015-1A, Class ARR, VRN, 2.85%, 4/23/18, resets quarterly off the 3-month LIBOR plus 1.11%(1)	4,500,000	4,534,760
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 3.03%, 4/17/18, resets monthly off the 1-month LIBOR plus 1.25%(1)	11,473,321	11,573,023
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, VRN, 2.74%, 4/16/18, resets quarterly off the 3-month LIBOR plus 0.97%(1)	4,225,000	4,227,404
Dryden 64 CLO Ltd., Series 2018-64A, Class A, VRN, 3.19%, 10/18/18, resets quarterly off the 3-month LIBOR plus 0.97%(1)(7)	12,500,000	12,500,000
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(1)	827,367	826,674
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(1)	2,245,567	2,240,013
Enterprise Fleet Financing LLC, Series 2017-1, Class A2 SEQ, 2.13%, 7/20/22(1)	5,157,708	5,130,724
Enterprise Fleet Financing LLC, Series 2017-2, Class A2 SEQ, 1.97%, 1/20/23(1)	11,925,000	11,841,393
Hertz Fleet Lease Funding LP, Series 2016-1, Class A1, VRN, 2.84%, 4/10/18, resets monthly off the 1-month LIBOR plus 1.10%(1)	3,644,562	3,655,813
Hertz Vehicle Financing II LP, Series 2016-1A, Class A SEQ, 2.32%, 3/25/20(1)	6,700,000	6,665,842
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2 SEQ, 1.83%, 8/25/19(1)	5,375,000	5,364,232
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(1)	545,586	539,813
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	2,059,970	2,023,200
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(1)	3,977,573	3,926,255

30

	Principal Amount	Value
Hyundai Auto Receivables Trust, Series 2017-A, Class A2A SEQ, 1.48%, 2/18/20	$7,863,105	$7,843,072
Invitation Homes Trust, Series 2017-SFR2, Class A, VRN, 2.66%, 4/17/18, resets monthly off the 1-month LIBOR plus 0.85%(1)	11,945,178	12,055,973
Invitation Homes Trust, Series 2018-SFR1, Class A, VRN, 2.51%, 4/17/18, resets monthly off the 1-month LIBOR plus 0.70%(1)	17,192,345	17,278,379
MVW Owner Trust, Series 2014-1A, Class A SEQ, 2.25%, 9/22/31(1)	1,884,272	1,848,789
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(1)	1,900,724	1,876,232
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(1)	3,644,543	3,562,120
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(1)	8,961,841	8,764,284
Progress Residential Trust, Series 2016-SFR2, Class A SEQ, VRN, 3.21%, 4/17/18, resets monthly off the 1-month LIBOR plus 1.40%(1)	4,870,196	4,907,956
Progress Residential Trust, Series 2018-SFR1, Class A SEQ, 3.26%, 3/17/35(1)	8,875,000	8,860,753
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(1)	2,502,107	2,478,588
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(1)	2,070,949	2,063,450
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(1)	1,270,243	1,260,555
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33(1)	3,164,657	3,172,822
Symphony CLO XIX Ltd., Series 2018-19A, Class A, VRN, 3.30%, 10/16/18, resets quarterly off the 3-month LIBOR plus 0.96%(1)(7)	10,000,000	10,000,000
Towd Point Mortgage Trust, Series 2016-1, Class A1, VRN, 3.50%, 4/1/18(1)(4)	3,029,598	3,054,554
Towd Point Mortgage Trust, Series 2017-2, Class A1, VRN, 2.75%, 4/1/18(1)(4)	4,108,804	4,084,057
Towd Point Mortgage Trust, Series 2017-6, Class A1, VRN, 2.75%, 4/1/18(1)(4)	10,992,966	10,867,708
Voya CLO Ltd., Series 2013-2A, Class A1R, VRN, 3.31%, 7/25/18, resets quarterly off the 3-month LIBOR plus 0.97%(1)	5,400,000	5,400,000
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	5,961,380	5,860,565
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(1)	9,224,053	8,999,920
TOTAL ASSET-BACKED SECURITIES (Cost $241,906,448)		240,929,299
COMMERCIAL MORTGAGE-BACKED SECURITIES(3) — 5.2%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 2.58%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.80%(1)	4,665,865	4,669,418
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(1)	5,750,000	5,702,367
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(1)	7,000,000	6,969,215
BENCHMARK 2018-B1 Mortgage Trust, Series 2018-B1, Class AM, 3.88%, 1/15/51	5,789,000	5,886,164
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, VRN, 4.43%, 4/1/18(4)	5,000,000	5,217,687

31

	Principal Amount	Value
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 4/1/18(4)	$5,500,000	$5,690,918
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 4/1/18(4)	7,625,000	7,795,760
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 4/1/18(4)	9,000,000	9,031,466
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 4/1/18(4)	5,000,000	5,242,480
Commercial Mortgage Trust, Series 2015-LC21, Class AM, VRN, 4.04%, 4/1/18(4)	5,000,000	5,108,725
Commercial Mortgage Trust, Series 2017-PANW, Class A SEQ, 3.24%, 10/10/29(1)	7,500,000	7,421,482
Core Industrial Trust, Series 2015-CALW, Class C, 3.56%, 2/10/34(1)	4,000,000	3,987,808
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(1)	7,525,000	7,542,669
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 2.48%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.70%(1)	11,700,000	11,726,743
GS Mortgage Securities Corp. II, Series 2016-GS2, Class B, VRN, 3.76%, 4/1/18(4)	7,500,000	7,548,652
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 4/10/18(1)(4)	5,000,000	4,997,165
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 4/1/18(4)	6,250,000	6,303,962
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4 SEQ, 3.41%, 3/15/50	8,390,000	8,342,141
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46	2,500,000	2,616,971
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 2.68%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.90%(1)	6,800,000	6,804,149
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4 SEQ, 2.82%, 8/15/49	5,300,000	5,042,479
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS, 3.14%, 8/15/49	6,300,000	6,053,861
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 SEQ, 3.28%, 11/15/52	6,400,000	6,282,870
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/18(1)(4)	6,000,000	5,959,980
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3 SEQ, 3.20%, 6/15/50	6,200,000	6,055,956
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $160,001,222)		158,001,088
U.S. GOVERNMENT AGENCY SECURITIES — 1.5%
FNMA, 6.625%, 11/15/30 (Cost $45,653,786)	33,960,000	46,524,453
MUNICIPAL SECURITIES — 1.3%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	1,480,000	2,066,805
California GO, (Building Bonds), 7.30%, 10/1/39	2,210,000	3,230,534
Dallas Area Rapid Transit Rev., 6.00%, 12/1/44	1,000,000	1,338,380
Houston GO, 3.96%, 3/1/47	1,070,000	1,092,759
Los Angeles Community College District GO, 6.75%, 8/1/49	1,330,000	1,976,367
Los Angeles Department of Airports Rev., 6.58%, 5/15/39	1,075,000	1,394,608
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	1,665,000	2,258,090
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40	470,000	644,140
32

	Principal Amount	Value
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	$555,000	$653,263
New Jersey Turnpike Authority Rev., 7.41%, 1/1/40	975,000	1,439,587
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	730,000	1,047,506
New York City GO, 6.27%, 12/1/37	335,000	448,806
New York City Water & Sewer System Rev., 5.95%, 6/15/42	925,000	1,236,299
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34	595,000	660,878
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	420,000	542,749
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	400,000	468,832
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	1,000,000	1,098,570
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	1,175,000	1,412,644
Sacramento Municipal Utility District Electric Rev., 6.16%, 5/15/36	375,000	469,811
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	2,105,000	2,450,915
San Antonio Electric & Gas Systems Rev., 5.99%, 2/1/39	280,000	365,296
San Diego County Regional Airport Authority Rev., 5.59%, 7/1/43	750,000	835,207
San Diego County Water Authority Financing Corp. Rev., 6.14%, 5/1/49	460,000	630,642
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	1,100,000	1,383,536
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	1,015,000	1,481,667
San Jose Redevelopment Agency Successor Agency Tax Allocation, 3.375%, 8/1/34	1,085,000	1,052,537
Santa Clara Valley Transportation Authority Rev., (Build America Bonds), 5.88%, 4/1/32	920,000	1,105,104
State of California GO, 7.55%, 4/1/39	950,000	1,450,175
State of California GO, (Building Bonds), 7.60%, 11/1/40	745,000	1,155,488
State of Illinois GO, 5.10%, 6/1/33	1,618,000	1,519,173
State of Kansas Department of Transportation Rev., 4.60%, 9/1/35	925,000	1,021,607
State of Oregon Department of Transportation Rev., (Building Bonds), 5.83%, 11/15/34	200,000	249,956
University of California Rev., 4.60%, 5/15/31	1,975,000	2,184,646
TOTAL MUNICIPAL SECURITIES (Cost $36,391,521)		40,366,577
TEMPORARY CASH INVESTMENTS(8) — 2.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.625%, 2/15/23 - 5/15/47, valued at $38,834,578), in a joint trading account at 1.45%, dated 3/29/18, due 4/2/18 (Delivery value $37,992,963)		37,986,843
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 5/15/26, valued at $32,302,666), at 0.74%, dated 3/29/18, due 4/2/18 (Delivery value $31,670,604)		31,668,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $69,654,843)		69,654,843
TOTAL INVESTMENT SECURITIES — 114.8% (Cost $3,506,559,194)		3,484,376,774
OTHER ASSETS AND LIABILITIES(9) — (14.8)%		(449,857,137)
TOTAL NET ASSETS — 100.0%		$3,034,519,637

33

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	94,054,461	CLP	56,770,331,969	Goldman Sachs & Co.	6/13/18	$61,940
USD	23,702,103	HUF	5,925,146,485	JPMorgan Chase Bank N.A.	6/13/18	256,837
USD	8,501,638	HUF	2,128,895,280	JPMorgan Chase Bank N.A.	6/13/18	77,793
USD	80,744,522	MXN	1,541,574,422	JPMorgan Chase Bank N.A.	6/13/18	(3,120,899)
USD	1,901,294	MXN	35,258,975	JPMorgan Chase Bank N.A.	6/13/18	(16,880)
USD	48,457,393	ZAR	582,627,462	UBS AG	6/13/18	(291,298)
						$(3,032,507)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-BTP Italian Government 10-Year Bonds	330	June 2018	EUR	33,000,000	$56,355,457	$1,473,359
U.S. Treasury 10-Year Ultra Notes	942	June 2018	USD	94,200,000	122,327,531	1,587,506
U.S. Treasury 2-Year Notes	50	June 2018	USD	10,000,000	10,630,469	(2,782)
U.S. Treasury 5-Year Notes	1,917	June 2018	USD	191,700,000	219,421,618	624,704
U.S. Treasury Long Bonds	36	June 2018	USD	3,600,000	5,278,500	38,075
					$414,013,575	$3,720,862

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bobl 5-Year Bonds	1,376	June 2018	EUR	137,600,000	$222,219,214	$(1,407,727)
Euro-BTP Italian Government 3-Year Bonds	1,437	June 2018	EUR	143,700,000	199,412,657	(950,324)
Euro-Bund 10-Year Bonds	453	June 2018	EUR	45,300,000	88,865,279	(1,332,979)
U.K. Gilt 10-Year Bonds	532	June 2018	GBP	53,200,000	91,672,405	(1,620,539)
U.S. Treasury 10-Year Notes	1,785	June 2018	USD	178,500,000	216,236,016	(1,665,188)
					$818,405,571	$(6,976,757)

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.24%	11/15/26	$7,000,000	$576	$21,134	$21,710
CPURNSA	Receive	2.28%	11/16/26	$7,000,000	575	(1,645)	(1,070)
CPURNSA	Receive	2.17%	5/10/27	$4,950,000	554	42,411	42,965
CPURNSA	Receive	2.12%	5/24/27	$5,000,000	554	72,356	72,910
					$2,259	$134,256	$136,515

34

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Value*
Bank of America N.A.	CPURNSA	Receive	2.26%	11/15/26	$5,000,000	$7,061
Bank of America N.A.	CPURNSA	Receive	2.29%	11/16/26	$5,000,000	(5,798)
Bank of America N.A.	CPURNSA	Receive	2.28%	11/21/26	$5,000,000	(748)
Barclays Bank plc	CPURNSA	Receive	2.25%	11/15/26	$7,000,000	18,240
Barclays Bank plc	CPURNSA	Receive	2.28%	11/16/26	$7,000,000	(3,930)
Barclays Bank plc	CPURNSA	Receive	2.26%	11/21/26	$7,000,000	7,662
Goldman Sachs & Co.	CPURNSA	Receive	2.25%	11/15/26	$9,000,000	26,135
Goldman Sachs & Co.	CPURNSA	Receive	2.28%	11/16/26	$9,000,000	(5,950)
Goldman Sachs & Co.	CPURNSA	Receive	2.28%	11/21/26	$17,500,000	(11,336)
						$31,336
*Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
CLP	-	Chilean Peso
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
HUF	-	Hungarian Forint
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
MXN	-	Mexican Peso
resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand
†    Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $510,706,093, which represented 16.8% of total net assets.

(2)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(3)	Final maturity date indicated, unless otherwise noted.

(4)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(5)	Forward commitment. Settlement date is indicated.

(6)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $8,403,200.

(7)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(8)
Category includes collateral received at the custodian bank for collateral requirements on forward commitments, forward foreign currency exchange contracts and swap agreements. At the period end, the aggregate value of cash deposits received was $2,000,000.

(9)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

35

Statement of Assets and Liabilities

MARCH 31, 2018
Assets
Investment securities, at value (cost of $3,506,559,194)	$3,484,376,774
Cash	153,399
Receivable for investments sold	7,077,317
Receivable for variation margin on futures contracts	144,285
Receivable for variation margin on swap agreements	1,810
Unrealized appreciation on forward foreign currency exchange contracts	396,570
Swap agreements, at value	59,098
Interest receivable	21,974,948
3,514,184,201

Liabilities
Payable for collateral received for forward commitments	1,700,000
Payable for collateral received for forward foreign currency exchange contracts	210,000
Payable for collateral received for swap agreements	90,000
Foreign currency overdraft payable, at value (cost of $507,988)	505,414
Payable for investments purchased	441,335,215
Payable for capital shares redeemed	32,231,699
Payable for variation margin on futures contracts	135,397
Unrealized depreciation on forward foreign currency exchange contracts	3,429,077
Swap agreements, at value	27,762
479,664,564

Net Assets	$3,034,519,637

G Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	288,455,988
Net Asset Value Per Share	$10.52

Net Assets Consist of:
Capital paid in	$3,091,660,602
Distributions in excess of net investment income	(723,073)
Accumulated net realized loss	(28,169,956)
Net unrealized depreciation	(28,247,936)
$3,034,519,637

See Notes to Financial Statements.

36

Statement of Operations

YEAR ENDED MARCH 31, 2018
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $85,911)	$87,983,746

Expenses:
Management fees	11,196,237
Trustees' fees and expenses	188,135
Other expenses	24,746
11,409,118
Fees waived - G Class	(7,231,323)
4,177,795

Net investment income (loss)	83,805,951

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(5,845,117)
Forward foreign currency exchange contract transactions	(1,444,498)
Futures contract transactions	(7,801,269)
Swap agreement transactions	(542,271)
Foreign currency translation transactions	74,580
(15,558,575)

Change in net unrealized appreciation (depreciation) on:
Investments	(22,352,271)
Forward foreign currency exchange contracts	(2,612,217)
Futures contracts	(3,213,570)
Swap agreements	(687,297)
Translation of assets and liabilities in foreign currencies	62,237
(28,803,118)

Net realized and unrealized gain (loss)	(44,361,693)

Net Increase (Decrease) in Net Assets Resulting from Operations	$39,444,258

See Notes to Financial Statements.

37

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2018 AND MARCH 31, 2017
Increase (Decrease) in Net Assets	March 31, 2018	March 31, 2017
Operations
Net investment income (loss)	$83,805,951	$58,759,660
Net realized gain (loss)	(15,558,575)	(121,939)
Change in net unrealized appreciation (depreciation)	(28,803,118)	(40,042,272)
Net increase (decrease) in net assets resulting from operations	39,444,258	18,595,449

Distributions to Shareholders
From net investment income:
G Class	(81,681,648)	(57,845,827)
R6 Class	(2,572,468)	(5,675,282)
From net realized gains:
G Class	—	(3,182,739)
R6 Class	—	(346,670)
Decrease in net assets from distributions	(84,254,116)	(67,050,518)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	22,307,893	524,673,305

Net increase (decrease) in net assets	(22,501,965)	476,218,236

Net Assets
Beginning of period	3,057,021,602	2,580,803,366
End of period	$3,034,519,637	$3,057,021,602

Undistributed (distributions in excess of) net investment income	$(723,073)	$144,785

See Notes to Financial Statements.

38

Notes to Financial Statements

MARCH 31, 2018

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. NT Diversified Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class (formerly Institutional Class). On July 31, 2017, all outstanding R6 Class shares were converted to G Class shares and the fund discontinued offering the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

39

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements on futures contracts, forward commitments, swap agreements and certain forward foreign currency exchange contracts.

40

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100%. The rates for the Complex Fee range from 0.0000% to 0.0600% for the G Class. Prior to July 31, 2017, the rates for the Complex Fee ranged from 0.0500% to 0.1100% for the G Class and 0.0000% to 0.0600% for the R6 Class. Effective July 31, 2017, the investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees. The effective annual management fee for the period ended March 31, 2018 was 0.35% before waiver and 0.11% after waiver for the G Class.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

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4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2018 totaled $6,493,026,494, of which $5,427,289,289 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2018 totaled $6,408,968,944, of which $5,947,523,015 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2018		Year ended March 31, 2017
	Shares	Amount	Shares	Amount
G Class
Sold	72,458,777	$780,457,679	51,047,621	$551,075,972
Issued in reinvestment of distributions	7,621,571	81,614,602	5,673,061	61,028,566
Redeemed	(47,761,372)	(509,674,355)	(22,514,376)	(244,065,786)
	32,318,976	352,397,926	34,206,306	368,038,752
R6 Class
Sold	3,500,678	37,677,906	16,864,118	181,924,855
Issued in reinvestment of distributions	180,700	1,945,064	561,339	6,021,952
Redeemed	(34,224,315)	(369,713,003)	(2,905,365)	(31,312,254)
	(30,542,937)	(330,090,033)	14,520,092	156,634,553
Net increase (decrease)	1,776,039	$22,307,893	48,726,398	$524,673,305

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$1,124,364,536	—
U.S. Government Agency Mortgage-Backed Securities	—	778,938,460	—
U.S. Treasury Securities	—	470,596,272	—
Sovereign Governments and Agencies	—	290,929,193	—
Collateralized Mortgage Obligations	—	264,072,053	—
Asset-Backed Securities	—	240,929,299	—
Commercial Mortgage-Backed Securities	—	158,001,088	—
U.S. Government Agency Securities	—	46,524,453	—
Municipal Securities	—	40,366,577	—
Temporary Cash Investments	—	69,654,843	—
	—	$3,484,376,774	—
Other Financial Instruments
Futures Contracts	$2,250,285	$1,473,359	—
Swap Agreements	—	196,683	—
Forward Foreign Currency Exchange Contracts	—	396,570	—
	$2,250,285	$2,066,612	—

Liabilities
Other Financial Instruments
Futures Contracts	$1,667,970	$5,311,569	—
Swap Agreements	—	28,832	—
Forward Foreign Currency Exchange Contracts	—	3,429,077	—
	$1,667,970	$8,769,478	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund participated in one credit risk derivative instrument with a notional amount of $55,000,000 during the period and closed the position in April 2017.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange

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rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $75,120,555.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $332,554,745 futures contracts purchased and $282,998,192 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $574,104,110.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $94,620,833.

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Value of Derivative Instruments as of March 31, 2018

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$396,570	Unrealized depreciation on forward foreign currency exchange contracts	$3,429,077
Interest Rate Risk	Receivable for variation margin on futures contracts*	144,285	Payable for variation margin on futures contracts*	135,397
Other Contracts	Receivable for variation margin on swap agreements*	1,810	Payable for variation margin on swap agreements*	–—
Other Contracts	Swap agreements	59,098	Swap agreements	27,762
		$601,763		$3,592,236

* Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2018

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$610,061	Change in net unrealized appreciation (depreciation) on swap agreements	$(642,071)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(1,444,498)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(2,612,217)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(7,801,269)	Change in net unrealized appreciation (depreciation) on futures contracts	(3,213,570)
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(1,152,332)	Change in net unrealized appreciation (depreciation) on swap agreements	–—
Other Contracts	Net realized gain (loss) on swap agreement transactions	–—	Change in net unrealized appreciation (depreciation) on swap agreements	(45,226)
		$(9,788,038)		$(6,513,084)

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$84,254,116	$64,310,455
Long-term capital gains	—	$2,740,063

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,507,066,987
Gross tax appreciation of investments	$24,403,869
Gross tax depreciation of investments	(47,094,082)
Net tax appreciation (depreciation) of investments	(22,690,213)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	222,886
Net tax appreciation (depreciation)	$(22,467,327)
Other book-to-tax adjustments	$(3,702,878)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(18,921,725)
Accumulated long-term capital losses	$(11,403,483)
Late-year ordinary loss deferral	$(645,552)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class(3)
2018	$10.66	0.29	(0.14)	0.15	(0.29)	—	(0.29)	$10.52	1.36%	0.12%(4)	2.66%(4)	186%	$3,034,520
2017	$10.85	0.22	(0.16)	0.06	(0.24)	(0.01)	(0.25)	$10.66	0.59%	0.40%	2.07%	139%	$2,731,236
2016	$11.03	0.21	(0.04)	0.17	(0.23)	(0.12)	(0.35)	$10.85	1.57%	0.40%	1.96%	207%	$2,406,977
2015	$10.70	0.20	0.42	0.62	(0.29)	—	(0.29)	$11.03	5.90%	0.40%	1.85%	248%	$2,198,329
2014	$11.00	0.18	(0.24)	(0.06)	(0.21)	(0.03)	(0.24)	$10.70	(0.53)%	0.40%	1.71%	206%	$2,260,604

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Prior to July 31, 2017, the G Class was referred to as the Institutional Class.

(4)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.36% and 2.42%, respectively.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of NT Diversified Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Diversified Bond Fund (one of the twelve funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2018, the related statement of operations for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the five years in the period ended March 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None

49

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Contact Us	americancentury.com
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American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92292 1805

Annual Report

March 31, 2018

NT High Income Fund
Investor Class (AHGVX)
G Class (AHGNX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of March 31, 2018
	Ticker Symbol	Since Inception	Inception Date
Investor Class	AHGVX	2.18%	5/19/17
ICE BofAML U.S. High Yield Constrained Index	—	2.08%	—
G Class	AHGNX	2.76%	5/19/17
Fund returns would have been lower if a portion of the fees had not been waived. Prior to July 31, 2017, the
G Class was referred to as the Institutional Class.

Growth of $10,000 Over Life of Class
$10,000 investment made May 19, 2017
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2018
Investor Class — $10,218

ICE BofAML U.S. High Yield Constrained Index — $10,208

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	G Class
0.85%	0.65%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Investment Advisor: American Century Investment Management, Inc.
Subadvisor: Nomura Corporate Research and Asset Management Inc.
Portfolio Managers: Steve Kotsen and David Crall
Performance Summary
NT High Income returned 2.76%* for the period from May 19, 2017, the fund's inception, through March 31, 2018. By comparison, the ICE BofAML U.S. High Yield Constrained Index returned 2.08%. Fund returns reflect operating expenses, while index returns do not.
In June and July, the solid outlook for global growth and corporate earnings supported high-yield market sentiment. West Texas Intermediate (WTI) crude oil prices rebounded, as U.S. inventory data were positive. In addition, some large drillers cut their capital expenditure plans, helping that important sector. Furthermore, most commodities were trading favorably, given the outlook for healthy global growth. An unusually slow new-issue calendar in July benefited the market, but spreads (the difference in yield between U.S. Treasury and high-yield securities of similar maturity) widened in August as surprisingly elevated new-issue volumes weighed on the market. U.S. consumer sentiment climbed to a three-month high in August, amid an improving outlook for household finances and the economy, according to a University of Michigan report. The sentiment index was higher during the first eight months of 2017 than in any year since 2000.
In late 2017, Congress passed tax reform, and the general sense of positive economic momentum supported risk markets, though high yield did not experience the exuberance seen in U.S. equity markets. WTI crude oil also extended its rally, supported by the Organization of the Petroleum Exporting Countries (OPEC) supply caps, production problems in Venezuela, and expectations for solid demand in a growing global economy. Economic data released in the fourth quarter of 2017, including the Institute of Supply Management survey of factory activity, confirmed a strong trend of domestic business investment, steady spending by U.S. households, and improving global demand. Market participants continued to focus on positive economic growth in January, but in February, strong U.S. jobs growth and a surge in volatility roiled the markets. In March, new Federal Reserve (Fed) Chairman Jerome Powell suggested the central bank could accelerate the pace of monetary tightening this year, further unnerving the markets. Overall, macroeconomic-related events, as opposed to credit fundamentals, drove the volatility in the high-yield market. The key factors included a slightly more-hawkish tone from the Fed, potential trade frictions resulting from President Trump’s tariff plan, and steep declines in information technology stocks.

Security Selection, Lower-Quality Bias Drove Results

Security selection within several sectors partially accounted for the portfolio’s relative outperformance for the period. In particular, our selections within the energy–exploration and production, support–services (which includes several industry types, such as equipment rentals, auction houses, and other service providers), and electronic sectors were key contributors. In addition, our relative overweight to securities with B and CCC credit ratings also aided performance, as lower-quality bonds generally outperformed the high-yield sector’s higher-quality BB-rated securities.

Meanwhile, security selection within the metals/mining, consumer and commercial lease financing, and media content sectors were the main detractors from relative results.

*All fund returns referenced in this commentary are for G Class shares. Total returns for periods less than one year are not annualized. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when G Class performance exceeds that of the index, other share classes may not. See page 2 for returns for all share classes.

3

Portfolio Positioning

Despite the recent equity market sell-off and subsequent increase in market volatility, we maintain a positive outlook for the high-yield market. The U.S. economy appears to be benefiting from fiscal stimulus and increased business investment. Although the Fed remains in monetary policy-tightening mode, we believe the central bank will be flexible and data-dependent in an effort to support sustainable growth. We expect synchronized global growth to continue in 2018, and we believe high-yield fundamentals remain sound. Against this backdrop, we expect a relatively low default rate of 1.5% to 2.0% for 2018.
Given the outlook for continued global growth and ongoing rate normalization from the Fed, we have actively sought to reduce the portfolio’s duration risk (price sensitivity to interest rate changes) and sensitivity to Treasury yields. Accordingly, the portfolio ended the period with a shorter-than-index duration. We are expressing this top-down macroeconomic view through the portfolio’s underweight position relative to the index in BB-rated securities, which typically have lower coupons, longer durations, and weaker covenants. We actively seek to overweight select higher-coupon, shorter-duration securities with B and CCC credit-quality ratings. We have expressed this view with overweight positions in the energy–exploration and production, electronics, metals/mining, and gaming (excluding Atlantic City) sectors. We believe these sectors have the potential to perform well as the economy and consumer sentiment and spending continue to improve. The portfolio ended the period with underweight positions in the health care facilities, retail, and telecommunications–wireline sectors. We believe these industries appear to be experiencing secular changes that may hamper their ability to outperform in the near term.

4

Fund Characteristics

MARCH 31, 2018
Types of Investments in Portfolio	% of net assets
Corporate Bonds	91.6%
Bank Loan Obligations	2.8%
Preferred Stocks	2.7%
Common Stocks	0.1%
Asset-Backed Securities	0.1%
Convertible Bonds	0.1%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	1.8%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period(1) 10/1/17 - 3/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$999.30	$3.89	0.78%
G Class	$1,000	$1,003.10	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,021.04	$3.93	0.78%
G Class	$1,000	$1,024.88	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

MARCH 31, 2018

	Principal Amount	Value
CORPORATE BONDS — 91.6%
Aerospace and Defense — 1.4%
Bombardier, Inc., 8.75%, 12/1/21(1)	$2,315,000	$2,549,394
Bombardier, Inc., 5.75%, 3/15/22(1)	1,085,000	1,078,924
Bombardier, Inc., 6.00%, 10/15/22(1)	1,005,000	1,001,231
Bombardier, Inc., 6.125%, 1/15/23(1)	475,000	476,183
Bombardier, Inc., 7.50%, 12/1/24(1)	950,000	985,625
Bombardier, Inc., 7.50%, 3/15/25(1)	770,000	794,062
Pioneer Holdings LLC / Pioneer Finance Corp., 9.00%, 11/1/22(1)	575,000	600,875
TransDigm, Inc., 5.50%, 10/15/20	300,000	302,250
TransDigm, Inc., 6.00%, 7/15/22	1,590,000	1,625,775
TransDigm, Inc., 6.375%, 6/15/26	1,355,000	1,368,550
Triumph Group, Inc., 4.875%, 4/1/21	500,000	491,250
Triumph Group, Inc., 7.75%, 8/15/25	525,000	539,438
		11,813,557
Air Freight and Logistics — 0.3%
XPO Logistics, Inc., 6.50%, 6/15/22(1)	1,770,000	1,831,950
XPO Logistics, Inc., 6.125%, 9/1/23(1)	600,000	621,750
		2,453,700
Airlines — 0.5%
Allegiant Travel Co., 5.50%, 7/15/19	1,075,000	1,096,500
American Airlines Group, Inc., 4.625%, 3/1/20(1)	975,000	985,969
United Continental Holdings, Inc., 4.25%, 10/1/22	225,000	220,781
United Continental Holdings, Inc., 5.00%, 2/1/24	1,445,000	1,435,969
		3,739,219
Auto Components — 0.8%
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	960,000	994,800
Dana, Inc., 6.00%, 9/15/23	1,484,000	1,541,134
Delphi Technologies plc, 5.00%, 10/1/25(1)	800,000	769,000
Goodyear Tire & Rubber Co. (The), 5.00%, 5/31/26	600,000	585,750
Tenneco, Inc., 5.00%, 7/15/26	1,225,000	1,191,680
Titan International, Inc., 6.50%, 11/30/23(1)	1,175,000	1,213,187
		6,295,551
Automobiles — 0.3%
Ally Financial, Inc., 8.00%, 12/31/18	200,000	206,750
Ally Financial, Inc., 3.75%, 11/18/19	1,225,000	1,231,125
Ally Financial, Inc., 4.125%, 3/30/20	975,000	981,094
Mclaren Finance plc, 5.75%, 8/1/22(1)	400,000	404,400
		2,823,369
Banks — 0.2%
Barclays Bank plc, 7.625%, 11/21/22	830,000	912,357
Royal Bank of Scotland Group plc, 6.125%, 12/15/22	340,000	361,072
		1,273,429

7

	Principal Amount	Value
Building Products — 0.1%
Griffon Corp., 5.25%, 3/1/22	$925,000	$932,215
Hardwoods Acquisition, Inc., 7.50%, 8/1/21(1)	275,000	251,625
		1,183,840
Capital Markets — 0.1%
Lions Gate Capital Holdings LLC, 5.875%, 11/1/24(1)	250,000	260,625
NFP Corp., 6.875%, 7/15/25(1)	925,000	922,688
		1,183,313
Chemicals — 2.2%
Blue Cube Spinco, Inc., 9.75%, 10/15/23	835,000	961,544
CF Industries, Inc., 5.375%, 3/15/44	1,825,000	1,661,297
Chemours Co. (The), 6.625%, 5/15/23	900,000	948,375
Consolidated Energy Finance SA, 6.75%, 10/15/19(1)	1,700,000	1,721,250
CVR Partners LP / CVR Nitrogen Finance Corp., 9.25%, 6/15/23(1)	400,000	427,380
GCP Applied Technologies, Inc., 5.50%, 4/15/26(1)(2)	275,000	274,656
Hexion, Inc., 6.625%, 4/15/20	905,000	848,438
Hexion, Inc., 10.00%, 4/15/20	400,000	389,000
Hexion, Inc., 10.375%, 2/1/22(1)	1,425,000	1,385,812
Hexion, Inc., 13.75%, 2/1/22(1)	1,550,000	1,325,250
INEOS Group Holdings SA, 5.625%, 8/1/24(1)	1,625,000	1,647,344
Kissner Holdings LP / Kissner Milling Co. Ltd. / BSC Holding, Inc. / Kissner USA, 8.375%, 12/1/22(1)	275,000	281,875
NOVA Chemicals Corp., 5.25%, 6/1/27(1)	1,700,000	1,619,250
Olin Corp., 5.00%, 2/1/30	100,000	95,875
Platform Specialty Products Corp., 5.875%, 12/1/25(1)	575,000	562,781
PQ Corp., 5.75%, 12/15/25(1)	325,000	322,563
SPCM SA, 4.875%, 9/15/25(1)	300,000	292,125
TPC Group, Inc., 8.75%, 12/15/20(1)	1,275,000	1,287,367
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.375%, 9/1/25(1)	750,000	738,750
Tronox Finance plc, 5.75%, 10/1/25(1)	675,000	658,125
Venator Finance S.a.r.l. / Venator Materials LLC, 5.75%, 7/15/25(1)	275,000	275,688
		17,724,745
Commercial Services and Supplies — 1.6%
ADT Corp. (The), 5.25%, 3/15/20	775,000	794,375
APTIM Corp., 7.75%, 6/15/25(1)	1,350,000	1,171,125
Brand Industrial Services, Inc., 8.50%, 7/15/25(1)	1,050,000	1,099,875
Covanta Holding Corp., 5.875%, 3/1/24	2,265,000	2,225,362
Envision Healthcare Corp., 5.125%, 7/1/22(1)	1,630,000	1,630,000
Garda World Security Corp., 8.75%, 5/15/25(1)	775,000	813,750
Iron Mountain, Inc., 5.75%, 8/15/24	2,055,000	2,001,056
Iron Mountain, Inc., 5.25%, 3/15/28(1)	500,000	473,125
KAR Auction Services, Inc., 5.125%, 6/1/25(1)	300,000	299,250
Live Nation Entertainment, Inc., 5.625%, 3/15/26(1)	300,000	304,500
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23(1)	822,000	892,898
TMS International Corp., 7.25%, 8/15/25(1)	375,000	391,875
Waste Pro USA, Inc., 5.50%, 2/15/26(1)	25,000	24,750

8

	Principal Amount	Value
Weight Watchers International, Inc., 8.625%, 12/1/25(1)	$575,000	$613,813
Wrangler Buyer Corp., 6.00%, 10/1/25(1)	250,000	246,875
		12,982,629
Communications Equipment — 0.8%
CommScope Technologies LLC, 5.00%, 3/15/27(1)	470,000	447,675
CommScope, Inc., 5.00%, 6/15/21(1)	475,000	483,313
Nokia Oyj, 3.375%, 6/12/22	225,000	217,418
Zayo Group LLC / Zayo Capital, Inc., 6.00%, 4/1/23	2,095,000	2,163,087
Zayo Group LLC / Zayo Capital, Inc., 5.75%, 1/15/27(1)	2,950,000	2,887,312
		6,198,805
Construction and Engineering — 0.3%
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/26(1)	525,000	526,969
SBA Communications Corp., 4.875%, 7/15/22	1,085,000	1,095,850
SBA Communications Corp., 4.00%, 10/1/22(1)	925,000	890,312
		2,513,131
Construction Materials — 1.4%
Airxcel, Inc., 8.50%, 2/15/22(1)	240,000	260,700
American Woodmark Corp., 4.875%, 3/15/26(1)	300,000	293,625
BMC East LLC, 5.50%, 10/1/24(1)	840,000	842,100
Builders FirstSource, Inc., 5.625%, 9/1/24(1)	1,365,000	1,376,944
James Hardie International Finance DAC, 4.75%, 1/15/25(1)	400,000	394,000
James Hardie International Finance DAC, 5.00%, 1/15/28(1)	400,000	390,000
Ply Gem Industries, Inc., 6.50%, 2/1/22	1,915,000	1,975,370
Standard Industries, Inc., 6.00%, 10/15/25(1)	975,000	1,004,250
Standard Industries, Inc., 4.75%, 1/15/28(1)	425,000	402,029
Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 6/1/25(1)	275,000	267,438
TerraForm Power Operating LLC, 4.25%, 1/31/23(1)	700,000	674,625
TerraForm Power Operating LLC, 5.00%, 1/31/28(1)	825,000	785,812
US Concrete, Inc., 6.375%, 6/1/24	1,950,000	2,032,875
USG Corp., 5.50%, 3/1/25(1)	735,000	768,994
		11,468,762
Consumer Discretionary — 0.5%
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(1)	3,250,000	3,123,835
Netflix, Inc., 4.875%, 4/15/28(1)	1,250,000	1,203,562
		4,327,397
Consumer Finance — 3.2%
ASP AMC Merger Sub, Inc., 8.00%, 5/15/25(1)	700,000	659,750
CIT Group, Inc., 3.875%, 2/19/19	1,670,000	1,682,107
CIT Group, Inc., 4.125%, 3/9/21	275,000	277,063
CIT Group, Inc., 5.00%, 8/15/22	1,363,000	1,398,779
CIT Group, Inc., 5.00%, 8/1/23	900,000	923,355
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20	575,000	588,311
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23	500,000	519,860
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	660,000	671,550
goeasy Ltd., 7.875%, 11/1/22(1)	175,000	188,073

9

	Principal Amount	Value
Harland Clarke Holdings Corp., 9.25%, 3/1/21(1)	$2,485,000	$2,568,869
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.875%, 8/1/21(1)	925,000	944,619
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 5.25%, 3/15/22(1)	1,367,000	1,370,417
Navient Corp., 5.00%, 10/26/20	990,000	998,662
Navient Corp., 5.875%, 3/25/21	50,000	51,313
Navient Corp., 6.50%, 6/15/22	100,000	103,500
Navient Corp., 5.50%, 1/25/23	2,345,000	2,312,756
Navient Corp., 7.25%, 9/25/23	1,250,000	1,312,500
Navient Corp., 5.875%, 10/25/24	375,000	369,375
Navient Corp., 6.75%, 6/25/25	3,475,000	3,531,469
Navient Corp., MTN, 8.45%, 6/15/18	50,000	50,550
Navient Corp., MTN, 5.50%, 1/15/19	1,000,000	1,013,500
Navient Corp., MTN, 4.875%, 6/17/19	300,000	303,150
Navient Corp., MTN, 6.125%, 3/25/24	360,000	360,450
OneMain Financial Holdings LLC, 7.25%, 12/15/21(1)	362,000	375,349
Park Aerospace Holdings Ltd., 5.25%, 8/15/22(1)	1,640,000	1,612,858
Park Aerospace Holdings Ltd., 5.50%, 2/15/24(1)	525,000	510,562
Springleaf Finance Corp., 6.875%, 3/15/25	1,025,000	1,031,406
		25,730,153
Containers and Packaging — 2.4%
ARD Finance SA, (Toggle PIK), 7.125%, 9/15/23	2,720,000	2,825,400
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 7.25%, 5/15/24(1)	2,165,000	2,311,137
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.00%, 2/15/25(1)	1,085,000	1,093,137
Berry Global, Inc., 4.50%, 2/15/26(1)	350,000	332,063
BWAY Holding Co., 5.50%, 4/15/24(1)	850,000	857,437
BWAY Holding Co., 7.25%, 4/15/25(1)	3,950,000	4,038,875
Flex Acquisition Co., Inc., 6.875%, 1/15/25(1)	225,000	223,172
Multi-Color Corp., 6.125%, 12/1/22(1)	200,000	207,000
Owens-Brockway Glass Container, Inc., 5.00%, 1/15/22(1)	375,000	380,044
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(1)	625,000	648,047
Plastipak Holdings, Inc., 6.25%, 10/15/25(1)	375,000	375,937
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	1,051,482	1,065,940
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 6.875%, 2/15/21	280,695	284,906
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(1)	1,010,000	1,021,059
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.00%, 7/15/24(1)	2,165,000	2,270,544
Sealed Air Corp., 5.125%, 12/1/24(1)	1,410,000	1,441,584
W/S Packaging Holdings, Inc., 9.00%, 4/15/23(1)(2)	275,000	279,813
		19,656,095
Diversified Consumer Services — 0.2%
Matthews International Corp., 5.25%, 12/1/25(1)	500,000	493,750
Service Corp., International, 5.375%, 1/15/22	720,000	735,743
Sotheby's, 4.875%, 12/15/25(1)	850,000	811,665
		2,041,158

10

	Principal Amount	Value
Diversified Financial Services — 3.4%
Ally Financial, Inc., 4.75%, 9/10/18	$865,000	$873,823
Ally Financial, Inc., 3.50%, 1/27/19	1,410,000	1,415,287
Ally Financial, Inc., 4.125%, 2/13/22	1,445,000	1,441,387
Ally Financial, Inc., 8.00%, 11/1/31	650,000	796,250
Camelot Finance SA, 7.875%, 10/15/24(1)	500,000	523,125
Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc., 8.50%, 12/15/22(1)	950,000	952,375
Cornerstone Chemical Co., 6.75%, 8/15/24(1)	375,000	373,481
Exela Intermediate LLC / Exela Finance, Inc., 10.00%, 7/15/23(1)	1,325,000	1,346,531
Fly Leasing Ltd., 5.25%, 10/15/24	400,000	388,000
HUB International Ltd., 7.875%, 10/1/21(1)	1,540,000	1,595,825
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.00%, 8/1/20	3,455,000	3,526,259
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 5.875%, 2/1/22	1,355,000	1,363,469
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 2/1/22	655,000	668,100
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.375%, 12/15/25	1,225,000	1,234,188
Intelsat Connect Finance SA, 12.50%, 4/1/22(1)	1,625,000	1,255,312
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.375%, 4/1/20(1)	1,710,000	1,735,650
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.25%, 8/15/24(1)	800,000	793,520
JPMorgan Chase & Co., VRN, 6.125%, 4/30/24(4)	275,000	288,406
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%, 8/1/18	250,000	251,406
Nationstar Mortgage LLC / Nationstar Capital Corp., 9.625%, 5/1/19	975,000	993,525
Nationstar Mortgage LLC / Nationstar Capital Corp., 7.875%, 10/1/20	375,000	383,438
Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%, 7/1/21	1,000,000	1,017,500
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc., 6.375%, 12/15/22(1)	650,000	666,250
Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.75%, 6/1/25(1)	850,000	851,063
Travelport Corporate Finance plc, 6.00%, 3/15/26(1)	250,000	251,563
Trident Merger Sub, Inc., 6.625%, 11/1/25(1)	275,000	268,813
Vantiv LLC / Vanitv Issuer Corp., 4.375%, 11/15/25(1)	800,000	776,000
VFH Parent LLC / Orchestra Co-Issuer, Inc., 6.75%, 6/15/22(1)	425,000	449,969
Werner FinCo LP / Werner FinCo, Inc., 8.75%, 7/15/25(1)	1,050,000	1,078,875
		27,559,390
Diversified Telecommunication Services — 4.0%
CenturyLink, Inc., 5.625%, 4/1/20	2,470,000	2,497,787
CenturyLink, Inc., 6.75%, 12/1/23	350,000	342,125
CenturyLink, Inc., 7.50%, 4/1/24	975,000	984,750
Frontier Communications Corp., 8.125%, 10/1/18	425,000	431,460
Frontier Communications Corp., 10.50%, 9/15/22	4,050,000	3,407,386
Frontier Communications Corp., 11.00%, 9/15/25	1,025,000	773,234
Frontier Communications Corp., 8.50%, 4/1/26(1)	900,000	875,250
Hughes Satellite Systems Corp., 6.50%, 6/15/19	650,000	671,938
Hughes Satellite Systems Corp., 5.25%, 8/1/26	1,245,000	1,224,769
Inmarsat Finance plc, 4.875%, 5/15/22(1)	455,000	444,763

11

	Principal Amount	Value
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	$3,185,000	$2,962,050
Intelsat Jackson Holdings SA, 7.50%, 4/1/21	550,000	500,500
Intelsat Jackson Holdings SA, 9.75%, 7/15/25(1)	2,500,000	2,340,625
Intelsat Luxembourg SA, 7.75%, 6/1/21	900,000	499,500
Intelsat Luxembourg SA, 8.125%, 6/1/23	350,000	169,750
Level 3 Financing, Inc., 5.375%, 8/15/22	1,675,000	1,679,188
Level 3 Financing, Inc., 5.375%, 5/1/25	475,000	461,938
SoftBank Group Corp., 4.50%, 4/15/20(1)	4,555,000	4,656,576
Sprint Capital Corp., 6.90%, 5/1/19	790,000	815,675
Sprint Capital Corp., 6.875%, 11/15/28	100,000	93,625
Sprint Capital Corp., 8.75%, 3/15/32	4,845,000	5,075,137
Windstream Services LLC / Windstream Finance Corp., 7.75%, 10/15/20	865,000	726,600
Windstream Services LLC / Windstream Finance Corp., 7.75%, 10/1/21	263,000	196,593
Windstream Services LLC / Windstream Finance Corp., 8.625%, 10/31/25(1)	413,000	384,090
		32,215,309
Electric Utilities — 0.1%
NextEra Energy Operating Partners LP, 4.25%, 9/15/24(1)	450,000	437,625
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)	125,000	118,281
		555,906
Electronic Equipment, Instruments and Components — 0.2%
Itron, Inc., 5.00%, 1/15/26(1)	250,000	246,950
Sanmina Corp., 4.375%, 6/1/19(1)	1,775,000	1,792,750
		2,039,700
Energy Equipment and Services — 2.8%
Bristow Group, Inc., 8.75%, 3/1/23(1)	250,000	253,125
Calfrac Holdings LP, 7.50%, 12/1/20(1)	2,475,000	2,440,969
Diamond Offshore Drilling, Inc., 7.875%, 8/15/25	850,000	855,313
Ensco plc, 7.75%, 2/1/26	475,000	437,000
FTS International, Inc., 6.25%, 5/1/22	1,610,000	1,622,075
Jonah Energy LLC / Jonah Energy Finance Corp., 7.25%, 10/15/25(1)	675,000	610,875
KCA Deutag UK Finance plc, 9.625%, 4/1/23(1)(2)	800,000	807,000
Noble Holding International Ltd., 7.75%, 1/15/24	2,455,000	2,289,287
Noble Holding International Ltd., 7.875%, 2/1/26(1)	1,125,000	1,109,531
Noble Holding International Ltd., 6.20%, 8/1/40	175,000	116,375
Noble Holding International Ltd., 8.95%, 4/1/45	50,000	41,500
Parker Drilling Co., 7.50%, 8/1/20	250,000	229,375
Parker Drilling Co., 6.75%, 7/15/22	325,000	253,500
Precision Drilling Corp., 5.25%, 11/15/24	975,000	918,937
Precision Drilling Corp., 7.125%, 1/15/26(1)	550,000	545,875
SESI LLC, 7.125%, 12/15/21	1,050,000	1,071,000
SESI LLC, 7.75%, 9/15/24(1)	775,000	804,063
Shelf Drilling Holdings Ltd., 8.25%, 2/15/25(1)	225,000	226,406
Transocean, Inc., 9.00%, 7/15/23(1)	2,530,000	2,700,775
Transocean, Inc., 7.50%, 1/15/26(1)	1,125,000	1,110,937
Transocean, Inc., 7.50%, 4/15/31	250,000	221,563

12

	Principal Amount	Value
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 4/1/26(1)	$825,000	$839,438
Weatherford International LLC, 9.875%, 3/1/25(1)	350,000	316,645
Weatherford International Ltd., 7.75%, 6/15/21	1,010,000	945,612
Weatherford International Ltd., 4.50%, 4/15/22	2,175,000	1,816,125
Weatherford International Ltd., 9.875%, 2/15/24	675,000	619,313
		23,202,614
Engineering and Construction — 0.1%
Weekley Homes LLC / Weekley Finance Corp., 6.625%, 8/15/25(1)	625,000	620,313
Equity Real Estate Investment Trusts (REITs) — 1.0%
CyrusOne LP / CyrusOne Finance Corp., 5.00%, 3/15/24	175,000	175,656
CyrusOne LP / CyrusOne Finance Corp., 5.375%, 3/15/27	175,000	175,000
Equinix, Inc., 5.375%, 4/1/23	2,085,000	2,139,731
FelCor Lodging LP, 6.00%, 6/1/25	1,280,000	1,324,800
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24	1,225,000	1,267,875
RHP Hotel Properties LP / RHP Finance Corp., 5.00%, 4/15/21	720,000	729,000
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.125%, 12/15/24(1)	1,990,000	1,810,900
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 8.25%, 10/15/23	410,000	389,500
		8,012,462
Financial Services — 0.5%
Solera LLC / Solera Finance, Inc., 10.50%, 3/1/24(1)	3,380,000	3,777,150
Food and Staples Retailing — 0.4%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC, 6.625%, 6/15/24	1,375,000	1,239,219
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC, 5.75%, 3/15/25	500,000	428,900
Cumberland Farms, Inc., 6.75%, 5/1/25(1)	375,000	390,937
Ingles Markets, Inc., 5.75%, 6/15/23	200,000	200,940
Rite Aid Corp., 6.75%, 6/15/21	600,000	614,250
Rite Aid Corp., 7.70%, 2/15/27	200,000	171,000
		3,045,246
Food Products — 1.4%
B&G Foods, Inc., 5.25%, 4/1/25	1,290,000	1,204,537
JBS USA LUX SA / JBS USA Finance, Inc., 7.25%, 6/1/21(1)	540,000	547,425
JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 7/15/24(1)	730,000	714,707
JBS USA LUX SA / JBS USA Finance, Inc., 5.75%, 6/15/25(1)	1,065,000	998,437
Pilgrim's Pride Corp., 5.75%, 3/15/25(1)	3,280,000	3,193,900
Pilgrim's Pride Corp., 5.875%, 9/30/27(1)	525,000	494,813
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 4.875%, 5/1/21	830,000	837,262
Post Holdings, Inc., 5.75%, 3/1/27(1)	3,200,000	3,168,000
		11,159,081
Gas Utilities — 3.3%
American Midstream Partners LP / American Midstream Finance Corp., 8.50%, 12/15/21(1)	575,000	582,188
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19	1,145,000	1,179,751

13

	Principal Amount	Value
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.375%, 9/15/24	$750,000	$759,375
Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125%, 11/15/22(1)	775,000	792,437
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24	630,000	699,300
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25	1,265,000	1,328,250
Cheniere Energy Partners LP, 5.25%, 10/1/25(1)	675,000	667,406
CNX Midstream Partners LP / CNX Midstream Finance Corp., 6.50%, 3/15/26(1)	425,000	420,219
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.25%, 4/1/23	820,000	830,250
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25	1,090,000	1,084,550
Energy Transfer Equity LP, 7.50%, 10/15/20	3,125,000	3,373,047
Energy Transfer Equity LP, 4.25%, 3/15/23	325,000	316,875
Genesis Energy LP / Genesis Energy Finance Corp., 6.50%, 10/1/25	325,000	320,125
Genesis Energy LP / Genesis Energy Finance Corp., 6.25%, 5/15/26	325,000	310,375
Holly Energy Partners LP / Holly Energy Finance Corp., 6.00%, 8/1/24(1)	125,000	128,125
MPLX LP, 4.875%, 12/1/24	640,000	671,722
NGPL PipeCo LLC, 4.375%, 8/15/22(1)	800,000	798,000
NGPL PipeCo LLC, 4.875%, 8/15/27(1)	50,000	49,438
PBF Logistics LP / PBF Logistics Finance Corp., 6.875%, 5/15/23(1)	550,000	559,625
Rockies Express Pipeline LLC, 5.625%, 4/15/20(1)	2,115,000	2,199,621
Rockies Express Pipeline LLC, 6.875%, 4/15/40(1)	175,000	202,717
SemGroup Corp., 7.25%, 3/15/26	625,000	626,562
SemGroup Corp. / Rose Rock Finance Corp., 5.625%, 7/15/22	600,000	585,000
SemGroup Corp. / Rose Rock Finance Corp., 5.625%, 11/15/23	375,000	356,250
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.50%, 8/15/22	1,350,000	1,323,000
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.75%, 4/15/25	250,000	239,375
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 5.50%, 1/15/28(1)	300,000	303,000
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	1,215,000	1,170,956
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.125%, 2/1/25	1,205,000	1,203,494
TransMontaigne Partners LP / TLP Finance Corp., 6.125%, 2/15/26	450,000	453,375
Williams Cos., Inc. (The), 4.55%, 6/24/24	3,120,000	3,157,346
		26,691,754
Health Care Equipment and Supplies — 0.4%
Avantor, Inc., 6.00%, 10/1/24(1)	350,000	349,125
DJO Finance LLC / DJO Finance Corp., 8.125%, 6/15/21(1)	615,000	619,613
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.75%, 8/1/22(1)	630,000	541,800
Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23(1)	355,000	285,775
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA, 6.625%, 5/15/22(1)	250,000	245,000
Universal Hospital Services, Inc., 7.625%, 8/15/20	1,075,000	1,088,437
		3,129,750

14

	Principal Amount	Value
Health Care Providers and Services — 3.8%
Centene Corp., 5.625%, 2/15/21	$1,445,000	$1,488,350
Centene Corp., 6.125%, 2/15/24	1,045,000	1,090,144
CHS / Community Health Systems, Inc., 8.00%, 11/15/19	1,110,000	1,004,550
CHS / Community Health Systems, Inc., 7.125%, 7/15/20	340,000	278,375
CHS / Community Health Systems, Inc., 6.875%, 2/1/22	850,000	496,188
DaVita, Inc., 5.75%, 8/15/22	1,625,000	1,668,875
DaVita, Inc., 5.125%, 7/15/24	1,375,000	1,344,922
Encompass Health Corp., 5.75%, 11/1/24	340,000	346,800
Envision Healthcare Corp., 5.625%, 7/15/22	1,720,000	1,736,340
HCA, Inc., 3.75%, 3/15/19	850,000	855,355
HCA, Inc., 6.50%, 2/15/20	2,625,000	2,759,531
HCA, Inc., 7.50%, 2/15/22	1,625,000	1,789,531
HCA, Inc., 5.875%, 3/15/22	610,000	644,313
HCA, Inc., 4.75%, 5/1/23	1,445,000	1,464,869
HCA, Inc., 5.375%, 2/1/25	155,000	155,775
HCA, Inc., 7.69%, 6/15/25	1,730,000	1,915,975
HCA, Inc., 5.875%, 2/15/26	475,000	484,500
Kindred Healthcare, Inc., 8.00%, 1/15/20	1,280,000	1,361,600
Kindred Healthcare, Inc., 6.375%, 4/15/22	520,000	523,900
LifePoint Health, Inc., 5.50%, 12/1/21	720,000	729,900
MPH Acquisition Holdings LLC, 7.125%, 6/1/24(1)	575,000	595,125
Polaris Intermediate Corp., (Toggle PIK), 8.50%, 12/1/22(1)	1,175,000	1,201,449
Select Medical Corp., 6.375%, 6/1/21	925,000	942,344
Tenet Healthcare Corp., 5.50%, 3/1/19	578,000	586,670
Tenet Healthcare Corp., 6.00%, 10/1/20	1,515,000	1,571,812
Tenet Healthcare Corp., 8.125%, 4/1/22	1,540,000	1,611,225
Tenet Healthcare Corp., 6.75%, 6/15/23	1,205,000	1,183,912
Tenet Healthcare Corp., 4.625%, 7/15/24(1)	956,000	922,540
		30,754,870
Hotels, Restaurants and Leisure — 5.1%
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25(1)	4,050,000	3,876,660
Aramark Services, Inc., 5.125%, 1/15/24	930,000	950,925
Aramark Services, Inc., 5.00%, 2/1/28(1)	1,000,000	981,250
Boyd Gaming Corp., 6.875%, 5/15/23	935,000	989,931
Boyd Gaming Corp., 6.375%, 4/1/26	1,200,000	1,259,364
Boyne USA, Inc., 7.25%, 5/1/25(1)(2)	425,000	438,281
Carrols Restaurant Group, Inc., 8.00%, 5/1/22	75,000	78,375
Churchill Downs, Inc., 4.75%, 1/15/28(1)	750,000	710,625
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 2/15/23(1)	875,000	901,250
Eldorado Resorts, Inc., 7.00%, 8/1/23	2,315,000	2,457,951
Eldorado Resorts, Inc., 6.00%, 4/1/25	625,000	637,500
Gateway Casinos & Entertainment Ltd., 8.25%, 3/1/24(1)	1,150,000	1,225,469
Golden Nugget, Inc., 6.75%, 10/15/24(1)	2,100,000	2,121,000
Golden Nugget, Inc., 8.75%, 10/1/25(1)	2,075,000	2,158,000
IRB Holding Corp., 6.75%, 2/15/26(1)	925,000	908,905

15

	Principal Amount	Value
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp., 6.75%, 11/15/21(1)	$1,190,000	$1,231,650
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.00%, 6/1/24(1)	200,000	199,250
LTF Merger Sub, Inc., 8.50%, 6/15/23(1)	2,050,000	2,155,062
MGM Resorts International, 8.625%, 2/1/19	1,015,000	1,065,212
MGM Resorts International, 5.25%, 3/31/20	1,015,000	1,043,024
MGM Resorts International, 6.75%, 10/1/20	50,000	53,250
MGM Resorts International, 6.625%, 12/15/21	500,000	540,625
MGM Resorts International, 7.75%, 3/15/22	505,000	563,706
MGM Resorts International, 6.00%, 3/15/23	900,000	947,250
Mohegan Gaming & Entertainment, 7.875%, 10/15/24(1)	2,425,000	2,421,969
Nathan's Famous, Inc., 6.625%, 11/1/25(1)	825,000	833,250
NCL Corp. Ltd., 4.75%, 12/15/21(1)	300,000	303,750
Penn National Gaming, Inc., 5.625%, 1/15/27(1)	2,550,000	2,454,375
Scientific Games International, Inc., 6.25%, 9/1/20	1,410,000	1,418,813
Scientific Games International, Inc., 6.625%, 5/15/21	275,000	282,906
Scientific Games International, Inc., 10.00%, 12/1/22	1,715,000	1,853,272
Silversea Cruise Finance Ltd., 7.25%, 2/1/25(1)	550,000	584,375
Station Casinos LLC, 5.00%, 10/1/25(1)	325,000	309,563
Viking Cruises Ltd., 6.25%, 5/15/25(1)	600,000	603,000
Viking Cruises Ltd., 5.875%, 9/15/27(1)	225,000	213,750
VOC Escrow Ltd., 5.00%, 2/15/28(1)	175,000	167,125
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)	625,000	614,063
Wynn Macau Ltd., 4.875%, 10/1/24(1)	800,000	782,000
Wynn Macau Ltd., 5.50%, 10/1/27(1)	800,000	786,000
		41,122,726
Household Durables — 2.6%
Ashton Woods USA LLC / Ashton Woods Finance Co., 6.75%, 8/1/25(1)	475,000	465,500
AV Homes, Inc., 6.625%, 5/15/22	450,000	460,224
Beazer Homes USA, Inc., 8.75%, 3/15/22	795,000	858,600
Beazer Homes USA, Inc., 7.25%, 2/1/23	38,000	39,473
Beazer Homes USA, Inc., 6.75%, 3/15/25	100,000	99,500
Brookfield Residential Properties, Inc., 6.375%, 5/15/25(1)	1,000,000	1,017,500
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.125%, 7/1/22(1)	1,235,000	1,273,594
Century Communities, Inc., 6.875%, 5/15/22	835,000	865,143
K Hovnanian Enterprises, Inc., 10.00%, 7/15/22(1)	100,000	106,720
KB Home, 4.75%, 5/15/19	360,000	365,256
KB Home, 8.00%, 3/15/20	360,000	388,800
KB Home, 7.00%, 12/15/21	565,000	608,081
Lennar Corp., 8.375%, 5/15/18(1)	615,000	620,781
Lennar Corp., 6.95%, 6/1/18	325,000	327,438
Lennar Corp., 4.50%, 4/30/24	1,805,000	1,773,412
Lennar Corp., 5.00%, 6/15/27(1)	625,000	612,500
Mattamy Group Corp., 6.50%, 10/1/25(1)	450,000	456,750
Meritage Homes Corp., 7.00%, 4/1/22	540,000	592,650

16

	Principal Amount	Value
Shea Homes LP / Shea Homes Funding Corp., 5.875%, 4/1/23(1)	$920,000	$936,100
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 3/1/24(1)	2,625,000	2,637,337
Toll Brothers Finance Corp., 6.75%, 11/1/19	490,000	512,663
TRI Pointe Group, Inc., 5.25%, 6/1/27	625,000	596,094
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/24	2,490,000	2,539,053
William Lyon Homes, Inc., 6.00%, 9/1/23(1)	525,000	526,641
William Lyon Homes, Inc., 5.875%, 1/31/25	1,480,000	1,441,150
Williams Scotsman International, Inc., 7.875%, 12/15/22(1)	700,000	725,812
		20,846,772
Household Products — 0.3%
Prestige Brands, Inc., 6.375%, 3/1/24(1)	375,000	385,312
Scotts Miracle-Gro Co. (The), 5.25%, 12/15/26	325,000	322,969
Spectrum Brands, Inc., 6.625%, 11/15/22	1,215,000	1,257,525
Spectrum Brands, Inc., 5.75%, 7/15/25	845,000	866,125
		2,831,931
Industrial — 0.1%
FXI Holdings, Inc., 7.875%, 11/1/24(1)	525,000	515,484
Jeld-Wen, Inc., 4.625%, 12/15/25(1)	375,000	360,938
Pisces Midco, Inc., 8.00%, 4/15/26(1)(2)	250,000	250,000
		1,126,422
Industrial Conglomerates — 1.5%
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23(1)	375,000	386,250
Avantor, Inc., 9.00%, 10/1/25(1)	800,000	785,500
Concordia International Corp., 9.50%, 10/21/22(1)(5)(6)	590,000	41,300
Concordia International Corp., 7.00%, 4/15/23(1)(5)(6)	890,000	64,525
DAE Funding LLC, 4.00%, 8/1/20(1)	725,000	708,687
DAE Funding LLC, 4.50%, 8/1/22(1)	1,275,000	1,212,844
DAE Funding LLC, 5.00%, 8/1/24(1)	1,500,000	1,423,125
Great Lakes Dredge & Dock Corp., 8.00%, 5/15/22	375,000	385,313
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd., 7.375%, 12/15/23(1)	125,000	131,563
H&E Equipment Services, Inc., 5.625%, 9/1/25	1,250,000	1,264,062
JPW Industries Holding Corp., 9.00%, 10/1/24(1)	400,000	420,500
Park Aerospace Holdings Ltd., 3.625%, 3/15/21(1)	550,000	523,875
RBS Global, Inc. / Rexnord LLC, 4.875%, 12/15/25(1)	725,000	705,062
Signode Industrial Group Lux SA / Signode Industrial Group US, Inc., 6.375%, 5/1/22(1)	2,570,000	2,653,525
TTM Technologies, Inc., 5.625%, 10/1/25(1)	475,000	473,813
Weekley Homes LLC / Weekley Finance Corp., 6.00%, 2/1/23	900,000	900,000
		12,079,944
Insurance — 0.8%
Acrisure LLC / Acrisure Finance, Inc., 7.00%, 11/15/25(1)	1,150,000	1,106,875
Aircastle Ltd., 4.625%, 12/15/18	300,000	303,375
Aircastle Ltd., 6.25%, 12/1/19	350,000	364,875
Ardonagh Midco 3 plc, 8.625%, 7/15/23(1)	1,600,000	1,660,000
AssuredPartners, Inc., 7.00%, 8/15/25(1)	700,000	693,000
Fly Leasing Ltd., 6.375%, 10/15/21	200,000	208,250

17

	Principal Amount	Value
Genworth Holdings, Inc., 7.625%, 9/24/21	$820,000	$793,350
Genworth Holdings, Inc., VRN, 3.84%, 5/15/18, resets quarterly off the 3-month LIBOR plus 2.00%	450,000	205,978
Radian Group, Inc., 7.00%, 3/15/21	470,000	509,950
Radian Group, Inc., 4.50%, 10/1/24	625,000	612,500
		6,458,153
Internet Software and Services — 0.4%
IAC/InterActiveCorp, 4.75%, 12/15/22	345,000	339,825
Match Group, Inc., 6.375%, 6/1/24	700,000	747,250
Match Group, Inc., 5.00%, 12/15/27(1)	400,000	395,000
Netflix, Inc., 5.75%, 3/1/24	1,445,000	1,506,412
		2,988,487
IT Services — 1.0%
CDW LLC / CDW Finance Corp., 5.00%, 9/1/23	615,000	625,055
CDW LLC / CDW Finance Corp., 5.50%, 12/1/24	755,000	791,089
First Data Corp., 7.00%, 12/1/23(1)	3,495,000	3,682,856
First Data Corp., 5.00%, 1/15/24(1)	450,000	451,688
First Data Corp., 5.75%, 1/15/24(1)	925,000	934,250
Harland Clarke Holdings Corp., 8.375%, 8/15/22(1)	1,675,000	1,708,500
		8,193,438
Leisure Products — 0.2%
Constellation Merger Sub, Inc., 8.50%, 9/15/25(1)	1,025,000	996,813
Mattel, Inc., 6.75%, 12/31/25(1)	350,000	343,070
		1,339,883
Machinery — 1.0%
BlueLine Rental Finance Corp. / BlueLine Rental LLC, 9.25%, 3/15/24(1)	1,590,000	1,708,741
Cleaver-Brooks, Inc., 7.875%, 3/1/23(1)	350,000	364,438
CNH Industrial Capital LLC, 3.375%, 7/15/19	850,000	850,000
Navistar International Corp., 6.625%, 11/1/25(1)	1,950,000	1,954,875
SPX FLOW, Inc., 5.625%, 8/15/24(1)	150,000	153,375
Vertiv Group Corp., 9.25%, 10/15/24(1)	175,000	183,750
Vertiv Intermediate Holding Corp., (Toggle PIK), 12.00%, 2/15/22(1)	2,450,000	2,603,125
		7,818,304
Marine — 0.3%
Martin Midstream Partners LP / Martin Midstream Finance Corp., 7.25%, 2/15/21	2,610,000	2,623,050
Media — 9.4%
Altice Financing SA, 6.625%, 2/15/23(1)	1,740,000	1,726,950
Altice Financing SA, 7.50%, 5/15/26(1)	1,445,000	1,419,712
Altice Finco SA, 7.625%, 2/15/25(1)	940,000	930,600
Altice France SA, 6.00%, 5/15/22(1)	6,645,000	6,503,794
Altice France SA, 7.375%, 5/1/26(1)	2,560,000	2,448,000
Altice Luxembourg SA, 7.75%, 5/15/22(1)	2,925,000	2,723,906
Altice US Finance I Corp., 5.375%, 7/15/23(1)	600,000	609,300
Altice US Finance I Corp., 5.50%, 5/15/26(1)	630,000	615,825
AMC Entertainment Holdings, Inc., 5.75%, 6/15/25	355,000	351,006
AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	1,000,000	985,000
18

	Principal Amount	Value
Cablevision Systems Corp., 5.875%, 9/15/22	$2,095,000	$2,083,896
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	825,000	838,930
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 2/15/23	575,000	580,175
CCO Holdings LLC / CCO Holdings Capital Corp., 4.00%, 3/1/23(1)	525,000	506,625
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/23(1)	2,125,000	2,132,969
CCO Holdings LLC / CCO Holdings Capital Corp., 5.375%, 5/1/25(1)	850,000	839,375
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(1)	2,840,000	2,832,928
CCO Holdings LLC / CCO Holdings Capital Corp., 5.50%, 5/1/26(1)	375,000	367,969
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(1)	915,000	870,989
CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%, 2/1/28(1)	1,900,000	1,790,750
Cequel Communications Holdings I LLC / Cequel Capital Corp., 6.375%, 9/15/20(1)	325,000	331,500
Cequel Communications Holdings I LLC / Cequel Capital Corp., 5.125%, 12/15/21(1)	1,775,000	1,777,219
Cinemark USA, Inc., 5.125%, 12/15/22	435,000	444,788
Clear Channel International BV, 8.75%, 12/15/20(1)	125,000	131,250
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	270,000	269,325
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	1,840,000	1,844,600
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	195,000	198,900
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	1,225,000	1,252,562
CSC Holdings LLC, 7.625%, 7/15/18	865,000	882,040
CSC Holdings LLC, 8.625%, 2/15/19	300,000	313,701
CSC Holdings LLC, 10.125%, 1/15/23(1)	475,000	528,438
Cumulus Media Holdings, Inc., 7.75%, 5/1/19(5)(6)	485,000	78,813
Digicel Ltd., 6.00%, 4/15/21(1)	1,300,000	1,225,250
DISH DBS Corp., 4.25%, 4/1/18	175,000	175,000
DISH DBS Corp., 7.875%, 9/1/19	500,000	525,000
DISH DBS Corp., 5.125%, 5/1/20	200,000	200,520
DISH DBS Corp., 6.75%, 6/1/21	1,480,000	1,498,500
DISH DBS Corp., 5.00%, 3/15/23	2,295,000	2,079,844
DISH DBS Corp., 7.75%, 7/1/26	450,000	425,250
Embarq Corp., 8.00%, 6/1/36	1,550,000	1,468,625
Gray Television, Inc., 5.125%, 10/15/24(1)	2,075,000	2,012,750
Gray Television, Inc., 5.875%, 7/15/26(1)	450,000	438,750
GTH Finance BV, 7.25%, 4/26/23(1)	2,020,000	2,201,154
Lamar Media Corp., 5.00%, 5/1/23	1,010,000	1,023,584
Level 3 Parent LLC, 5.75%, 12/1/22	800,000	801,504
Lions Gate Entertainment Corp., 5.875%, 11/1/24(1)	250,000	260,625
Meredith Corp., 6.875%, 2/1/26(1)	275,000	282,906
Midcontinent Communications / Midcontinent Finance Corp., 6.875%, 8/15/23(1)	275,000	290,469
Nexstar Broadcasting, Inc., 5.625%, 8/1/24(1)	1,640,000	1,610,808
Nielsen Finance LLC / Nielsen Finance Co., 4.50%, 10/1/20	740,000	742,627
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	920,000	921,582
Qualitytech LP / QTS Finance Corp., 4.75%, 11/15/25(1)	500,000	471,250
Quebecor Media, Inc., 5.75%, 1/15/23	250,000	257,500
Qwest Corp., 6.75%, 12/1/21	450,000	483,467
Sinclair Television Group, Inc., 5.375%, 4/1/21	720,000	728,100

19

	Principal Amount	Value
Sinclair Television Group, Inc., 5.875%, 3/15/26(1)	$400,000	$397,500
Sirius XM Radio, Inc., 3.875%, 8/1/22(1)	1,025,000	989,125
Sirius XM Radio, Inc., 4.625%, 5/15/23(1)	1,085,000	1,070,407
Sirius XM Radio, Inc., 5.00%, 8/1/27(1)	200,000	189,000
TEGNA, Inc., 5.125%, 7/15/20	720,000	730,505
Telenet Finance Luxembourg Notes Sarl, 5.50%, 3/1/28(1)	800,000	768,620
Townsquare Media, Inc., 6.50%, 4/1/23(1)	1,250,000	1,179,687
Unitymedia GmbH, 6.125%, 1/15/25(1)	1,320,000	1,390,950
Univision Communications, Inc., 6.75%, 9/15/22(1)	315,000	325,631
UPC Holding BV, 5.50%, 1/15/28(1)	600,000	555,000
UPCB Finance IV Ltd., 5.375%, 1/15/25(1)	810,000	785,700
Videotron Ltd., 5.00%, 7/15/22	650,000	662,188
Virgin Media Finance plc, 5.75%, 1/15/25(1)	1,660,000	1,595,675
Virgin Media Secured Finance plc, 5.25%, 1/15/26(1)	1,330,000	1,285,112
Virgin Media Secured Finance plc, 5.50%, 8/15/26(1)	1,205,000	1,174,116
WMG Acquisition Corp., 5.625%, 4/15/22(1)	1,345,000	1,380,306
Ziggo Bond Finance BV, 5.875%, 1/15/25(1)	745,000	707,750
Ziggo Bond Finance BV, 6.00%, 1/15/27(1)	150,000	140,250
Ziggo Secured Finance BV, 5.50%, 1/15/27(1)	1,525,000	1,436,870
		76,101,292
Metals and Mining — 5.1%
AK Steel Corp., 7.625%, 10/1/21	975,000	1,004,250
Alcoa Nederland Holding BV, 6.75%, 9/30/24(1)	1,060,000	1,139,500
Aleris International, Inc., 9.50%, 4/1/21(1)	615,000	641,906
Allegheny Technologies, Inc., 5.95%, 1/15/21	1,855,000	1,901,375
ArcelorMittal, 5.75%, 3/1/21	1,100,000	1,161,875
ArcelorMittal, 6.125%, 6/1/25	1,390,000	1,518,575
Arconic, Inc., 5.125%, 10/1/24	1,500,000	1,530,937
Arconic, Inc., 5.95%, 2/1/37	1,225,000	1,274,000
Big River Steel LLC / BRS Finance Corp., 7.25%, 9/1/25(1)	625,000	650,000
Cleveland-Cliffs, Inc., 5.75%, 3/1/25(1)	1,640,000	1,572,350
Constellium NV, 6.625%, 3/1/25(1)	2,415,000	2,451,225
Constellium NV, 5.875%, 2/15/26(1)	250,000	246,875
First Quantum Minerals Ltd., 7.25%, 4/1/23(1)	1,520,000	1,501,000
First Quantum Minerals Ltd., 6.50%, 3/1/24(1)	2,000,000	1,900,000
First Quantum Minerals Ltd., 6.875%, 3/1/26(1)	1,000,000	952,500
FMG Resources August 2006 Pty Ltd., 9.75%, 3/1/22(1)	475,000	523,688
Freeport-McMoRan, Inc., 4.00%, 11/14/21	400,000	400,000
Freeport-McMoRan, Inc., 6.75%, 2/1/22	125,000	129,219
Freeport-McMoRan, Inc., 3.55%, 3/1/22	2,850,000	2,764,500
Freeport-McMoRan, Inc., 3.875%, 3/15/23	275,000	266,448
Freeport-McMoRan, Inc., 5.40%, 11/14/34	2,570,000	2,455,095
Freeport-McMoRan, Inc., 5.45%, 3/15/43	950,000	878,465
Hudbay Minerals, Inc., 7.625%, 1/15/25(1)	200,000	212,250
Kinross Gold Corp., 5.125%, 9/1/21	360,000	375,336
Kinross Gold Corp., 4.50%, 7/15/27(1)	525,000	515,445
Mountain Province Diamonds, Inc., 8.00%, 12/15/22(1)	350,000	350,875

20

	Principal Amount	Value
Northwest Acquisitions ULC / Dominion Finco, Inc., 7.125%, 11/1/22(1)	$400,000	$409,000
Novelis Corp., 6.25%, 8/15/24(1)	685,000	703,838
Novelis Corp., 5.875%, 9/30/26(1)	2,025,000	1,999,687
Steel Dynamics, Inc., 5.25%, 4/15/23	1,030,000	1,046,737
Taseko Mines Ltd., 8.75%, 6/15/22(1)	1,200,000	1,254,000
Teck Resources Ltd., 4.75%, 1/15/22	1,510,000	1,536,425
Teck Resources Ltd., 8.50%, 6/1/24(1)	685,000	762,884
Teck Resources Ltd., 6.125%, 10/1/35	1,125,000	1,198,125
Teck Resources Ltd., 6.00%, 8/15/40	375,000	388,125
Teck Resources Ltd., 5.20%, 3/1/42	1,275,000	1,198,500
United States Steel Corp., 6.875%, 8/15/25	725,000	748,563
United States Steel Corp., 6.25%, 3/15/26	525,000	524,344
Vedanta Resources plc, 6.375%, 7/30/22(1)	1,010,000	1,031,210
		41,119,127
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
iStar, Inc., 5.00%, 7/1/19	705,000	707,676
iStar, Inc., 4.625%, 9/15/20	475,000	476,781
iStar, Inc., 5.25%, 9/15/22	125,000	121,250
Starwood Property Trust, Inc., 4.75%, 3/15/25(1)	400,000	391,000
		1,696,707
Multi-Utilities — 2.3%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27	1,045,000	1,004,506
Calpine Corp., 5.375%, 1/15/23	4,440,000	4,267,062
Calpine Corp., 5.875%, 1/15/24(1)	225,000	227,768
Calpine Corp., 5.50%, 2/1/24	360,000	328,950
Calpine Corp., 5.75%, 1/15/25	575,000	527,563
Calpine Corp., 5.25%, 6/1/26(1)	800,000	775,000
Dynegy, Inc., 7.375%, 11/1/22	2,385,000	2,519,156
Dynegy, Inc., 8.00%, 1/15/25(1)	225,000	245,813
Dynegy, Inc., 8.125%, 1/30/26(1)	625,000	692,187
GenOn Energy, Inc., 9.50%, 10/15/18(5)(6)	525,000	422,625
GenOn Energy, Inc., 9.875%, 10/15/20(5)(6)	490,000	396,900
NRG Energy, Inc., 6.25%, 7/15/22	1,705,000	1,764,163
NRG Energy, Inc., 6.25%, 5/1/24	1,610,000	1,666,350
NRG Energy, Inc., 7.25%, 5/15/26	595,000	633,675
NRG Energy, Inc., 5.75%, 1/15/28(1)	1,575,000	1,543,500
NRG Yield Operating LLC, 5.375%, 8/15/24	500,000	504,375
NRG Yield Operating LLC, 5.00%, 9/15/26	175,000	172,813
Talen Energy Supply LLC, 10.50%, 1/15/26(1)	875,000	755,781
		18,448,187
Multiline Retail — 0.1%
JC Penney Corp., Inc., 5.65%, 6/1/20	1,000	1,029
JC Penney Corp., Inc., 8.625%, 3/15/25(1)	350,000	329,875
JC Penney Corp., Inc., 6.375%, 10/15/36	625,000	396,875
		727,779
Oil, Gas and Consumable Fuels — 10.9%
Aker BP ASA, 5.875%, 3/31/25(1)	150,000	152,250

21

	Principal Amount	Value
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp., 7.875%, 12/15/24	$1,020,000	$1,067,175
Antero Resources Corp., 5.125%, 12/1/22	1,695,000	1,716,187
Ascent Resources Utica Holdings LLC / ARU Finance Corp., 10.00%, 4/1/22(1)	1,825,000	1,980,125
California Resources Corp., 8.00%, 12/15/22(1)	6,130,000	4,835,037
Callon Petroleum Co., 6.125%, 10/1/24	975,000	1,002,105
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20	386,000	392,273
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	590,000	592,950
Cenovus Energy, Inc., 6.75%, 11/15/39	1,300,000	1,500,182
Centennial Resource Production LLC, 5.375%, 1/15/26(1)	525,000	516,469
Chesapeake Energy Corp., 6.625%, 8/15/20	1,175,000	1,216,125
Chesapeake Energy Corp., 6.875%, 11/15/20	1,125,000	1,167,187
Chesapeake Energy Corp., 8.00%, 1/15/25(1)	1,925,000	1,867,250
Chesapeake Energy Corp., 8.00%, 6/15/27(1)	1,075,000	1,029,312
Citgo Holding, Inc., 10.75%, 2/15/20(1)	2,565,000	2,728,519
CITGO Petroleum Corp., 6.25%, 8/15/22(1)	175,000	174,344
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp., 12.00%, 11/1/21	1,625,000	1,698,125
CNX Resources Corp., 5.875%, 4/15/22	1,565,000	1,578,694
Comstock Resources, Inc., (Toggle PIK), 10.00%, 3/15/20	1,260,000	1,300,950
CONSOL Energy, Inc., 11.00%, 11/15/25(1)	725,000	775,967
Continental Resources, Inc., 4.375%, 1/15/28(1)	100,000	97,625
Continental Resources, Inc., 4.90%, 6/1/44	250,000	240,625
Covey Park Energy LLC / Covey Park Finance Corp., 7.50%, 5/15/25(1)	700,000	700,000
CrownRock LP / CrownRock Finance, Inc., 5.625%, 10/15/25(1)	625,000	620,313
Denbury Resources, Inc., 9.00%, 5/15/21(1)	1,495,000	1,539,850
Denbury Resources, Inc., 6.375%, 8/15/21	675,000	572,063
Denbury Resources, Inc., 9.25%, 3/31/22(1)	400,000	409,500
Diamondback Energy, Inc., 5.375%, 5/31/25(1)	350,000	355,863
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	2,975,000	2,781,625
EP Energy LLC / Everest Acquisition Finance, Inc., 6.375%, 6/15/23	206,000	106,090
EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/24(1)	2,400,000	1,719,000
EP Energy LLC / Everest Acquisition Finance, Inc., 8.00%, 2/15/25(1)	180,000	121,050
Extraction Oil & Gas, Inc., 7.375%, 5/15/24(1)	275,000	288,750
Extraction Oil & Gas, Inc., 5.625%, 2/1/26(1)	550,000	520,438
Ferrellgas LP / Ferrellgas Finance Corp., 6.50%, 5/1/21	720,000	693,000
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 1/15/22	745,000	709,612
Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 6/15/23	480,000	439,200
Gulfport Energy Corp., 6.00%, 10/15/24	520,000	495,950
Gulfport Energy Corp., 6.375%, 5/15/25	995,000	961,419
Gulfport Energy Corp., 6.375%, 1/15/26	400,000	381,000
Halcon Resources Corp., 6.75%, 2/15/25(1)	650,000	637,812
Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp., 5.625%, 2/15/26(1)	1,850,000	1,826,875
Indigo Natural Resources LLC, 6.875%, 2/15/26(1)	1,025,000	971,187

22

	Principal Amount	Value
Jones Energy Holdings LLC / Jones Energy Finance Corp., 6.75%, 4/1/22	$1,025,000	$576,563
Jones Energy Holdings LLC / Jones Energy Finance Corp., 9.25%, 3/15/23(1)	475,000	453,625
Laredo Petroleum, Inc., 5.625%, 1/15/22	625,000	623,438
MEG Energy Corp., 6.375%, 1/30/23(1)	375,000	315,000
MEG Energy Corp., 7.00%, 3/31/24(1)	1,015,000	842,450
MEG Energy Corp., 6.50%, 1/15/25(1)	1,170,000	1,139,287
Moss Creek Resources Holdings, Inc., 7.50%, 1/15/26(1)	1,750,000	1,771,350
Murphy Oil Corp., 4.45%, 12/1/22	1,190,000	1,154,300
Murphy Oil Corp., 6.875%, 8/15/24	1,098,000	1,147,410
Murphy Oil Corp., 5.75%, 8/15/25	260,000	256,750
Murray Energy Corp., 11.25%, 4/15/21(1)	4,775,000	1,814,500
Oasis Petroleum, Inc., 6.50%, 11/1/21	675,000	686,812
Parkland Fuel Corp., 6.00%, 4/1/26(1)	275,000	277,063
Parsley Energy LLC / Parsley Finance Corp., 5.625%, 10/15/27(1)	625,000	626,562
Peabody Energy Corp., 6.00%, 3/31/22(1)	2,625,000	2,687,344
Petrobras Global Finance BV, 4.875%, 3/17/20	1,085,000	1,109,412
Petrobras Global Finance BV, 8.375%, 5/23/21	189,000	215,531
QEP Resources, Inc., 5.625%, 3/1/26	500,000	473,750
Range Resources Corp., 5.75%, 6/1/21	720,000	738,000
Range Resources Corp., 5.00%, 8/15/22	810,000	787,725
Range Resources Corp., 5.00%, 3/15/23	1,775,000	1,710,745
Resolute Energy Corp., 8.50%, 5/1/20	875,000	875,000
Rockpoint Gas Storage Canada Ltd., 7.00%, 3/31/23(1)	450,000	451,688
Sanchez Energy Corp., 7.75%, 6/15/21	3,630,000	3,357,750
Sanchez Energy Corp., 6.125%, 1/15/23	900,000	660,937
Seven Generations Energy Ltd., 5.375%, 9/30/25(1)	1,375,000	1,316,562
SM Energy Co., 6.50%, 11/15/21	475,000	480,938
SM Energy Co., 6.125%, 11/15/22	775,000	778,875
SM Energy Co., 6.50%, 1/1/23	735,000	735,000
SM Energy Co., 5.625%, 6/1/25	1,050,000	1,000,125
SM Energy Co., 6.75%, 9/15/26	1,050,000	1,044,750
Southwestern Energy Co., 4.10%, 3/15/22	375,000	360,938
Southwestern Energy Co., 6.70%, 1/23/25	970,000	945,750
Southwestern Energy Co., 7.50%, 4/1/26	450,000	456,750
SRC Energy, Inc., 6.25%, 12/1/25(1)	675,000	680,062
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24	1,005,000	972,337
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25	1,425,000	1,375,125
Sunoco LP / Sunoco Finance Corp., 4.875%, 1/15/23(1)	1,575,000	1,521,844
Sunoco LP / Sunoco Finance Corp., 5.50%, 2/15/26(1)	150,000	145,125
Tullow Oil plc, 7.00%, 3/1/25(1)	200,000	200,250
Vine Oil & Gas LP / Vine Oil & Gas Finance Corp., 8.75%, 4/15/23(1)	750,000	701,250
Warrior Met Coal, Inc., 8.00%, 11/1/24(1)	1,675,000	1,708,500
Whiting Petroleum Corp., 5.75%, 3/15/21	2,170,000	2,197,082
WildHorse Resource Development Corp., 6.875%, 2/1/25	850,000	856,375
WPX Energy, Inc., 7.50%, 8/1/20	225,000	241,875

23

	Principal Amount	Value
WPX Energy, Inc., 6.00%, 1/15/22	$1,160,000	$1,197,700
WPX Energy, Inc., 8.25%, 8/1/23	460,000	517,500
		88,667,778
Personal Products†
First Quality Finance Co., Inc., 5.00%, 7/1/25(1)	225,000	216,000
Pharmaceuticals — 2.7%
Charles River Laboratories International, Inc., 5.50%, 4/1/26(1)(2)	525,000	534,844
Eagle Holding Co. II LLC, (Toggle PIK), 7.625%, 5/15/22(1)	1,675,000	1,691,750
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.00%, 7/15/23(1)	1,400,000	1,064,000
Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.00%, 2/1/25(1)	590,000	426,275
Endo Finance LLC, 5.75%, 1/15/22(1)	700,000	577,500
Endo Finance LLC / Endo Finco, Inc., 7.25%, 1/15/22(1)	1,075,000	937,938
Endo Finance LLC / Endo Finco, Inc., 5.375%, 1/15/23(1)	895,000	682,438
Valeant Pharmaceuticals International, 6.75%, 8/15/21(1)	2,265,000	2,279,156
Valeant Pharmaceuticals International, 7.25%, 7/15/22(1)	1,315,000	1,319,931
Valeant Pharmaceuticals International, Inc., 7.50%, 7/15/21(1)	2,425,000	2,452,281
Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23(1)	1,275,000	1,136,344
Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25(1)	5,110,000	4,429,092
Valeant Pharmaceuticals International, Inc., 9.00%, 12/15/25(1)	3,925,000	3,915,187
West Street Merger Sub, Inc., 6.375%, 9/1/25(1)	900,000	861,750
		22,308,486
Professional Services — 0.1%
Michael Baker International LLC, 8.75%, 3/1/23(1)	1,000,000	965,000
Real Estate Management and Development — 0.6%
Five Point Operating Co. LP / Five Point Capital Corp., 7.875%, 11/15/25(1)	375,000	379,219
Greystar Real Estate Partners LLC, 5.75%, 12/1/25(1)	550,000	550,000
Hunt Cos., Inc., 6.25%, 2/15/26(1)	825,000	798,493
Kennedy-Wilson, Inc., 5.875%, 4/1/24	250,000	249,062
Realogy Group LLC / Realogy Co-Issuer Corp., 4.50%, 4/15/19(1)	1,030,000	1,037,725
Realogy Group LLC / Realogy Co-Issuer Corp., 4.875%, 6/1/23(1)	1,725,000	1,660,312
		4,674,811
Semiconductors and Semiconductor Equipment — 1.6%
Advanced Micro Devices, Inc., 6.75%, 3/1/19	275,000	283,938
Advanced Micro Devices, Inc., 7.50%, 8/15/22	1,290,000	1,412,550
Advanced Micro Devices, Inc., 7.00%, 7/1/24	1,070,000	1,128,850
Amkor Technology, Inc., 6.375%, 10/1/22	720,000	741,600
Entegris, Inc., 4.625%, 2/10/26(1)	650,000	637,071
Micron Technology, Inc., 5.25%, 1/15/24(1)	4,175,000	4,336,781
Micron Technology, Inc., 5.50%, 2/1/25	625,000	651,562
NXP BV / NXP Funding LLC, 3.75%, 6/1/18(1)	200,000	200,510
NXP BV / NXP Funding LLC, 4.125%, 6/1/21(1)	800,000	810,000
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(1)	1,445,000	1,437,775
Qorvo, Inc., 6.75%, 12/1/23	1,350,000	1,444,500
Qorvo, Inc., 7.00%, 12/1/25	250,000	272,708
		13,357,845
Software — 1.1%
BMC Software Finance, Inc., 8.125%, 7/15/21(1)	1,530,000	1,535,737

24

	Principal Amount	Value
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.75%, 3/1/25(1)	$1,337,000	$1,330,716
Donnelley Financial Solutions, Inc., 8.25%, 10/15/24	175,000	185,719
Infor Software Parent LLC / Infor Software Parent, Inc., (Toggle PIK), 7.125%, 5/1/21(1)	150,000	152,063
Infor US, Inc., 6.50%, 5/15/22	3,670,000	3,752,575
Rackspace Hosting, Inc., 8.625%, 11/15/24(1)	960,000	950,400
SS&C Technologies Holdings, Inc., 5.875%, 7/15/23	300,000	317,550
Veritas US, Inc. / Veritas Bermuda Ltd., 10.50%, 2/1/24(1)	1,200,000	1,128,000
		9,352,760
Specialty Retail — 1.7%
Ahern Rentals, Inc., 7.375%, 5/15/23(1)	1,648,000	1,610,920
Asbury Automotive Group, Inc., 6.00%, 12/15/24	2,275,000	2,326,187
Ashtead Capital, Inc., 5.625%, 10/1/24(1)	1,795,000	1,875,775
Beacon Escrow Corp., 4.875%, 11/1/25(1)	800,000	766,000
Carlson Travel, Inc., 9.50%, 12/15/24(1)	800,000	749,000
Herc Rentals, Inc., 7.50%, 6/1/22(1)	809,000	867,653
Herc Rentals, Inc., 7.75%, 6/1/24(1)	1,075,000	1,169,063
Lithia Motors, Inc., 5.25%, 8/1/25(1)	325,000	326,625
Penske Automotive Group, Inc., 3.75%, 8/15/20	300,000	297,750
PriSo Acquisition Corp., 9.00%, 5/15/23(1)	2,075,000	2,173,562
Sonic Automotive, Inc., 5.00%, 5/15/23	615,000	587,325
United Rentals North America, Inc., 5.50%, 5/15/27	1,445,000	1,459,450
		14,209,310
Technology Hardware, Storage and Peripherals — 1.9%
Ascend Learning LLC, 6.875%, 8/1/25(1)	250,000	257,500
CommScope Technologies LLC, 6.00%, 6/15/25(1)	2,250,000	2,352,375
Dell International LLC / EMC Corp., 5.875%, 6/15/21(1)	3,985,000	4,089,606
Dell International LLC / EMC Corp., 7.125%, 6/15/24(1)	332,000	354,732
Dell, Inc., 5.875%, 6/15/19	1,200,000	1,231,500
EMC Corp., 2.65%, 6/1/20	795,000	768,636
Everi Payments, Inc., 7.50%, 12/15/25(1)	750,000	763,125
j2 Cloud Services LLC / j2 Global Co-Obligor, Inc., 6.00%, 7/15/25(1)	1,400,000	1,440,250
NCR Corp., 5.00%, 7/15/22	1,245,000	1,251,225
Western Digital Corp., 4.75%, 2/15/26	2,675,000	2,674,131
		15,183,080
Textiles, Apparel and Luxury Goods†
L Brands, Inc., 5.25%, 2/1/28	250,000	235,938
Trading Companies and Distributors — 0.1%
United Rentals North America, Inc., 4.875%, 1/15/28	700,000	677,250
Transportation and Logistics — 0.3%
Aeropuertos Argentina 2000 SA, 6.875%, 2/1/27(1)	1,120,000	1,164,318
Algeco Global Finance plc, 8.00%, 2/15/23(1)	600,000	600,000
Algeco Scotsman Global Finance 2 plc, 10.00%, 8/15/23(1)	800,000	800,000
Wabash National Corp., 5.50%, 10/1/25(1)	125,000	122,188
		2,686,506
Wireless Telecommunication Services — 2.5%
Digicel Group Ltd., 8.25%, 9/30/20(1)	3,714,000	3,212,610

25

	Principal Amount	Value
Sprint Communications, Inc., 9.00%, 11/15/18(1)	$3,585,000	$3,701,512
Sprint Communications, Inc., 7.00%, 3/1/20(1)	795,000	836,738
Sprint Communications, Inc., 9.25%, 4/15/22	675,000	776,250
Sprint Corp., 7.25%, 9/15/21	2,165,000	2,243,481
Sprint Corp., 7.875%, 9/15/23	1,510,000	1,545,862
Sprint Corp., 7.125%, 6/15/24	875,000	855,313
Sprint Corp., 7.625%, 3/1/26	200,000	195,750
T-Mobile USA, Inc., 6.00%, 3/1/23	500,000	521,250
T-Mobile USA, Inc., 6.625%, 4/1/23	2,325,000	2,402,027
T-Mobile USA, Inc., 6.375%, 3/1/25	1,445,000	1,513,638
T-Mobile USA, Inc., 4.50%, 2/1/26	675,000	648,844
T-Mobile USA, Inc., 4.75%, 2/1/28	1,575,000	1,515,937
		19,969,212
TOTAL CORPORATE BONDS (Cost $761,158,351)		744,198,576
BANK LOAN OBLIGATIONS(7) — 2.8%
Basic Materials†
Big River Steel LLC, Term Loan B, 7.30%, 8/23/23, resets quarterly off the 3-month LIBOR plus 5.00%	248,376	252,412
Chemicals†
Venator Materials Corporation, Term Loan B, 4.88%, 8/8/24, resets monthly off the 1-month LIBOR plus 3.00%	298,500	300,739
Commercial Services and Supplies — 0.1%
Seminole Tribe of Florida, 2017 Term Loan B, 3.88%, 7/8/24, resets monthly off the 1-month LIBOR plus 2.00%	696,500	699,923
Communications — 0.1%
CPI International Inc., 2017 1st Lien Term Loan, 5.38%, 7/26/24, resets monthly off the 1-month LIBOR plus 3.50%	373,125	375,226
CPI International, Inc., 2017 2nd Lien Add-On Term Loan, 9.13%, 7/26/25, resets monthly off the 1-month LIBOR plus 7.25%	50,000	50,312
		425,538
Construction Materials†
Ply Gem Industries, Inc., 2018 Term Loan, 3/28/25(8)	225,000	223,875
Consumer, Cyclical — 0.5%
Delta 2 (LUX) S.a.r.l., 2018 USD Term Loan, 4.38%, 2/1/24, resets monthly off the 1-month LIBOR plus 2.50%	43,943	43,915
Direct ChassisLink Inc., 2017 2nd Lien Term Loan, 7.88%, 6/15/23, resets monthly off the 1-month LIBOR plus 6.00%	500,000	509,375
LTF Merger Sub, Inc., 2017 Term Loan B, 4.73%, 6/10/22, resets quarterly off the 3-month LIBOR plus 2.75%	2,994,788	3,004,147
Tacala, LLC, 1st Lien Term Loan, 4.91%, 1/31/25, resets monthly off the 1-month LIBOR plus 3.25%	250,000	251,680
		3,809,117
Consumer, Non-cyclical — 0.1%
Surgery Center Holdings, Inc., 2017 Term Loan B, 5.13%, 9/2/24, resets monthly off the 1-month LIBOR plus 3.25%	348,250	348,598
USS Ultimate Holdings, Inc., 1st Lien Term Loan, 5.63%, 8/25/24, resets monthly off the 1-month LIBOR plus 3.75%	398,000	400,736
USS Ultimate Holdings, Inc., 2nd Lien Term Loan, 9.63%, 8/25/25, resets monthly off the 1-month LIBOR plus 7.75%	450,000	456,280
		1,205,614
Containers and Packaging — 0.1%
Crown Holdings, Inc., 2018 Term Loan B, 1/29/25(8)	450,000	454,606

26

	Principal Amount	Value
Diversified Financial Services — 0.1%
Travelport Finance (Luxembourg) S.a.r.l., 2018 Term Loan B, 4.40%, 3/17/25, resets quarterly off the 3-month LIBOR plus 2.50%	$125,000	$125,414
UFC Holdings, LLC, 2nd Lien Term Loan, 9.38%, 8/18/24, resets monthly off the 1-month LIBOR plus 7.50%	275,000	280,913
		406,327
Energy — 0.1%
BCP Renaissance Parent LLC, 2017 Term Loan B, 5.77%, 10/31/24, resets quarterly off the 3-month LIBOR plus 4.00%	825,000	830,156
FTS International, Inc., New Term Loan B, 6.63%, 4/16/21, resets monthly off the 1-month LIBOR plus 4.75%	76,799	77,250
		907,406
Financial Services — 0.2%
Asurion LLC, 2017 2nd Lien Term Loan, 7.88%, 8/4/25, resets monthly off the 1-month LIBOR plus 6.00%	550,000	565,950
Asurion LLC, 2018 Term Loan B6, 4.63%, 11/3/23, resets monthly off the 1-month LIBOR plus 2.75%	529,961	534,145
Werner FinCo LP, 2017 Term Loan, 5.88%, 7/24/24, resets monthly off the 1-month LIBOR plus 4.00%	223,875	225,554
Werner FinCo LP, 2017 Term Loan, 7.75%, 7/24/24, resets quarterly off the Prime rate plus 3.00%	563	567
		1,326,216
Food Products — 0.1%
Chobani, LLC, 2017 Term Loan B, 5.38%, 10/10/23, resets monthly off the 1-month LIBOR plus 3.50%	368,980	371,286
Nomad Foods Europe Midco Limited, 2017 USD Term Loan B4, 5/15/24(8)	200,000	200,656
		571,942
Health Care Providers and Services — 0.1%
Wink Holdco, Inc, 1st Lien Term Loan B, 4.66%, 12/2/24, resets monthly off the 1-month LIBOR plus 3.00%	399,000	397,941
Wink Holdco, Inc, 2nd Lien Term Loan B, 8.42%, 11/3/25, resets monthly off the 1-month LIBOR plus 6.75%	625,000	626,562
		1,024,503
Hotels, Restaurants and Leisure — 0.2%
Aramark Services, Inc., 2017 Term Loan B1, 3.88%, 3/11/25, resets monthly off the 1-month LIBOR plus 2.00%	273,875	276,100
Gateway Casinos & Entertainment Limited, 2018 Term Loan B, 4.75%, 3/13/25, resets quarterly off the 3-month LIBOR plus 3.00%	725,000	731,456
Golden Nugget, Inc., 2017 Incremental Term Loan, 4.90%, 10/4/23, resets quarterly off the 3-month LIBOR plus 3.25%	139,740	141,146
Golden Nugget, Inc., 2017 Incremental Term Loan, 5.04%, 10/4/23, resets bi-monthly off the 2-month LIBOR plus 3.25%	182,802	184,642
Scientific Games International, Inc., 2018 Term Loan B5, 4.63%, 8/14/24, resets monthly off the 1-month LIBOR plus 2.75%	95,615	96,071
Scientific Games International, Inc., 2018 Term Loan B5, 4.74%, 8/14/24, resets bi-monthly off the 2-month LIBOR plus 2.75%	403,323	405,247
Wyndham Hotels & Resorts, Inc., Term Loan B, 3/28/25(8)	150,000	150,563
		1,985,225
Industrial — 0.1%
Engineered Machinery Holdings, Inc., 2nd Lien Term Loan, 9.55%, 7/18/25, resets quarterly off the 3-month LIBOR plus 7.25%(9)	18,617	18,773
Engineered Machinery Holdings, Inc., USD 1st Lien Term Loan, 5.55%, 7/19/24, resets quarterly off the 3-month LIBOR plus 3.25%	174,563	174,817

27

	Principal Amount	Value
Engineered Machinery Holdings, Inc., USD 2nd Lien Term Loan, 9.55%, 7/18/25, resets quarterly off the 3-month LIBOR plus 7.25%	$156,383	$157,686
MW Industries, Inc., 2nd Lien Term Loan, 10.30%, 9/28/25, resets quarterly off the 3-month LIBOR plus 8.00%	450,000	458,438
Neenah Foundry Company, 2017 Term Loan, 8.29%, 12/13/22, resets bi-monthly off the 2-month LIBOR plus 6.50%	250,000	248,750
Neenah Foundry Company, 2017 Term Loan, 8.49%, 12/13/22, resets bi-monthly off the 2-month LIBOR plus 6.50%	243,750	242,531
		1,300,995
Insurance — 0.1%
Genworth Financial, Inc., Term Loan, 6.20%, 2/22/23, resets monthly off the 1-month LIBOR plus 4.50%	400,000	407,752
Internet Software and Services†
Flexera Software LLC, 2018 2nd Lien Term Loan, 9.13%, 1/23/26, resets monthly off the 1-month LIBOR plus 7.25%	100,000	101,000
Machinery — 0.2%
Filtration Group Corporation, 2018 1st Lien Term Loan, 3/27/25(8)	150,000	150,750
Navistar International Corporation, 2017 1st Lien Term Loan B, 5.21%, 11/6/24, resets monthly off the 1-month LIBOR plus 3.50%	1,225,000	1,233,422
		1,384,172
Media — 0.2%
Lions Gate Entertainment Corp., 2018 Term Loan B, 3/24/25(8)	450,000	451,969
Meredith Corporation, Term Loan B, 4.88%, 1/31/25, resets monthly off the 1-month LIBOR plus 3.00%	1,100,000	1,107,975
PSAV Holdings LLC, 2018 1st Lien Term Loan, 4.91%, 2/21/25, resets monthly off the 1-month LIBOR plus 3.25%	33,937	34,080
PSAV Holdings LLC, 2018 1st Lien Term Loan, 5.26%, 2/21/25, resets quarterly off the 3-month LIBOR plus 3.25%	41,063	41,237
PSAV Holdings LLC, 2018 2nd Lien Term Loan, 9.26%, 8/22/25, resets quarterly off the 3-month LIBOR plus 7.25%	175,000	175,984
		1,811,245
Metals and Mining†
Atkore International, Inc., 2018 1st Lien Term Loan, 5.06%, 12/22/23, resets quarterly off the 3-month LIBOR plus 2.75%	174,563	175,915
Oil, Gas and Consumable Fuels — 0.3%
California Resources Corporation, 2017 1st Lien Term Loan, 6.57%, 12/31/22, resets monthly off the 1-month LIBOR plus 4.75%	1,925,000	1,958,091
Lucid Energy Group II LLC, 2018 1st Lien Term Loan, 4.79%, 2/17/25, resets monthly off the 1-month LIBOR plus 3.00%	175,000	174,399
		2,132,490
Paper and Forest Products†
Loparex Holding B.V., 2018 Term Loan, 3/27/25(8)	125,000	126,250
Real Estate Management and Development†
Capital Automotive L.P., 2017 1st Lien Term Loan, 4.38%, 3/24/24, resets monthly off the 1-month LIBOR plus 2.50%	174,552	175,352
Retail — 0.1%
IRB Holding Corp., 1st Lien Term Loan, 4.94%, 2/5/25, resets monthly off the 1-month LIBOR plus 3.25%	825,000	834,797
Software — 0.1%
Barracuda Networks, Inc., 1st Lien Term Loan, 5.06%, 2/12/25, resets quartely off the 3-month LIBOR plus 3.25%	200,000	201,075
Barracuda Networks, Inc., 2nd Lien Term Loan, 9.06%, 2/12/26, resets quartely off the 3-month LIBOR plus 7.25%	275,000	281,072
		482,147

28

	Principal Amount/Shares	Value
Technology Hardware, Storage and Peripherals†
Western Digital Corporation, 2017 Term Loan B3, 3.88%, 4/29/23, resets monthly off the 1-month LIBOR plus 2.00%	$186,932	$188,183
TOTAL BANK LOAN OBLIGATIONS (Cost $22,461,008)		22,713,741
PREFERRED STOCKS — 2.7%
Automobiles†
General Motors Financial Co., Inc., 5.75%	225,000	221,625
Banks — 0.4%
Bank of America Corp., 5.875%	200,000	201,512
Bank of Nova Scotia (The), 4.65%	325,000	306,922
Citigroup, Inc., 5.90%	700,000	723,625
Lloyds Banking Group plc, 6.66%(1)	1,985,000	2,219,478
		3,451,537
Capital Markets — 0.1%
Charles Schwab Corp. (The), 5.00%	825,000	807,194
Diversified Financial Services — 1.9%
Bank of America Corp., 6.25%	4,675,000	4,961,811
Barclays plc, 8.25%	2,350,000	2,430,863
Citigroup, Inc., 6.25%	2,175,000	2,300,063
Goldman Sachs Group, Inc. (The), 5.375%	750,000	770,873
JPMorgan Chase & Co., 7.90%	1,375,000	1,383,731
JPMorgan Chase & Co., 6.10%	2,600,000	2,733,250
Royal Bank of Scotland Group plc, 8.625%	400,000	435,500
Royal Bank of Scotland Group plc, 8.00%	200,000	219,750
		15,235,841
Gas Utilities — 0.3%
Energy Transfer Partners LP, 6.25%	1,050,000	1,006,031
Energy Transfer Partners LP, 6.625%	350,000	333,594
Plains All American Pipeline LP, 6.125%	425,000	411,187
Summit Midstream Partners LP, 9.50%	1,025,000	1,044,219
		2,795,031
TOTAL PREFERRED STOCKS (Cost $23,024,656)		22,511,228
COMMON STOCKS — 0.1%
Communications Equipment — 0.1%
Avaya Holdings Corp.(6) (Cost $510,286)	32,144	720,025
ASSET-BACKED SECURITIES(3) — 0.1%
UAL Pass-Through Trust, Series 2007-1, Class A, 6.64%, 1/2/24 (Cost $653,657)	$610,297	640,629
CONVERTIBLE BONDS — 0.1%
Oil, Gas and Consumable Fuels — 0.1%
Chesapeake Energy Corp., 5.50%, 9/15/26	175,000	151,568
Denbury Resources, Inc., 5.00%, 12/15/23(1)	316,000	286,270
		437,838
TOTAL CONVERTIBLE BONDS (Cost $375,808)		437,838

29

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $6,453,143)	6,453,143	$6,453,143
TOTAL INVESTMENT SECURITIES — 98.2% (Cost $814,636,909)		797,675,180
OTHER ASSETS AND LIABILITIES — 1.8%		14,877,318
TOTAL NET ASSETS — 100.0%		$812,552,498

NOTES TO SCHEDULE OF INVESTMENTS
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
PIK	-	Payment in Kind
resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†    Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $397,720,083, which represented 48.9% of total net assets. Of these securities, 0.1% of total net assets were deemed illiquid under policies approved by the Board of Trustees.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)	Final maturity date indicated, unless otherwise noted.

(4)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(5)	Security is in default.

(6)	Non-income producing.

(7)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty. Final maturity date is indicated.

(8)	The interest rate will be determined upon settlement of the bank loan obligation after period end.

(9)	Bank loan obligation includes unfunded delayed draw commitments. The principal amount and value of these unfunded commitments at the period end were $2,979 and $3,004, respectively.

See Notes to Financial Statements.

30

Statement of Assets and Liabilities

MARCH 31, 2018
Assets
Investment securities, at value (cost of $814,636,909)	$797,675,180
Cash	1,570,376
Receivable for investments sold	4,540,799
Interest receivable	14,114,035
817,900,390

Liabilities
Payable for investments purchased	4,996,226
Payable for capital shares redeemed	258,006
Accrued management fees	93,660
5,347,892

Net Assets	$812,552,498

Net Assets Consist of:
Capital paid in	$831,741,627
Accumulated net realized loss	(2,227,400)
Net unrealized depreciation	(16,961,729)
$812,552,498

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$142,308,308	14,569,949	$9.77
G Class	$670,244,190	68,613,513	$9.77

See Notes to Financial Statements.

31

Statement of Operations

FOR THE PERIOD ENDED MARCH 31, 2018(1)
Investment Income (Loss)
Income:
Interest	$38,242,122

Expenses:
Management fees	4,279,983
Trustees' fees and expenses	36,851
Other expenses	2,394
4,319,228
Fees waived(2)	(2,584,292)
1,734,936

Net investment income (loss)	36,507,186

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(908,065)
Change in net unrealized appreciation (depreciation) on investments	(16,961,729)

Net realized and unrealized gain (loss)	(17,869,794)

Net Increase (Decrease) in Net Assets Resulting from Operations	$18,637,392

(1)	May 19, 2017 (fund inception) through March 31, 2018.

(2)	Amount consists of $53,049 and $2,531,243 for Investor Class and G Class, respectively.

See Notes to Financial Statements.

32

Statement of Changes in Net Assets

PERIOD ENDED MARCH 31, 2018(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$36,507,186
Net realized gain (loss)	(908,065)
Change in net unrealized appreciation (depreciation)	(16,961,729)
Net increase (decrease) in net assets resulting from operations	18,637,392

Distributions to Shareholders
From net investment income:
Investor Class	(6,221,322)
G Class	(29,729,845)
R6 Class	(555,902)
From net realized gains:
Investor Class	(225,772)
G Class	(1,095,608)
Decrease in net assets from distributions	(37,828,449)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	831,743,555

Net increase (decrease) in net assets	812,552,498

Net Assets
End of period	$812,552,498

(1)	May 19, 2017 (fund inception) through March 31, 2018.

See Notes to Financial Statements.

33

Notes to Financial Statements

MARCH 31, 2018

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. NT High Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek current yield and capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg
Industry Classification Standard for the tobacco industry.

The fund offers the Investor Class and G Class (formerly Institutional Class). All classes of the fund commenced sale on May 19, 2017, the fund’s inception date. On July 31, 2017, all outstanding R6 Class shares were converted to G Class shares and the fund discontinued offering the R6 Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, bank loan obligations and convertible bonds are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

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The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, forward commitments and when-issued securities. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM has engaged Nomura Corporate Research and Asset Management Inc. (NCRAM) to serve as a subadvisor for the fund and to manage the fund’s assets. NCRAM is responsible for the day-to-day management of the fund, subject to the general supervision of the Board of Trustees and the investment advisor and in accordance with the investment objective, policies and restrictions of the fund. ACIM pays all costs associated with retaining NCRAM as the subadvisor of the fund. A subsidiary of NCRAM’s parent company indirectly owns a non-controlling equity interest in ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocation, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

35

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services, which may be provided indirectly through another American Century Investments mutual fund. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The annual management fee is 0.85% for the Investor Class and 0.60% for the G Class. Prior to July 31, 2017, the annual management fee was 0.85% for the Investor Class, 0.65% for the G Class and 0.60% for the R6 Class. Effective October 2, 2017, the investment advisor agreed to waive 0.075% of the fund’s management fee. The investment advisor expects this waiver to continue until October 1, 2018 and cannot terminate it prior to such date without the approval of the Board of Trustees. Effective July 31, 2017, the investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees. The effective annual management fee before waiver for each class for the period ended March 31, 2018 was 0.85% and 0.61% for Investor Class and G Class, respectively. The effective annual management fee after waiver for the period ended March 31, 2018 was 0.81% and 0.12% for Investor Class and G Class, respectively.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2018 were $621,366,345 and $459,976,391, respectively.

On May 19, 2017 (fund inception), the fund received debt securities valued at $664,465,221 from a purchase in kind from other funds in the American Century Investments family of funds. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Period ended March 31, 2018(1)
	Shares	Amount
Investor Class
Sold	15,252,145	$152,523,243
Issued in reinvestment of distributions	646,713	6,447,094
Redeemed	(1,328,909)	(13,330,663)
	14,569,949	145,639,674
G Class
Sold	70,651,724	706,603,334
Issued in reinvestment of distributions	3,094,078	30,825,453
Redeemed	(5,132,289)	(50,991,510)
	68,613,513	686,437,277
R6 Class
Sold	6,405,960	64,050,278
Issued in reinvestment of distributions	32,824	327,591
Redeemed	(6,438,784)	(64,711,265)
	—	(333,396)
Net increase (decrease)	83,183,462	$831,743,555

(1)	May 19, 2017 (fund inception) through March 31, 2018.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$744,198,576	—
Bank Loan Obligations	—	22,713,741	—
Preferred Stocks	—	22,511,228	—
Common Stocks	$720,025	—	—
Asset-Backed Securities	—	640,629	—
Convertible Bonds	—	437,838	—
Temporary Cash Investments	6,453,143	—	—
	$7,173,168	$790,502,012	—

7. Risk Factors

The fund invests primarily in high-yield and lower-quality debt securities, which are subject to substantial risks including liquidity risk and credit risk.

8. Federal Tax Information

The tax character of distributions paid during the period May 19, 2017 (fund inception) through March 31, 2018 were as follows:

Distributions Paid From
Ordinary income	$37,828,449
Long-term capital gains	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$815,888,218
Gross tax appreciation of investments	$4,631,498
Gross tax depreciation of investments	(22,844,536)
Net tax appreciation (depreciation) of investments	$(18,213,038)
Undistributed ordinary income	—
Post-October capital loss deferral	$(976,091)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

9. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018(3)	$10.00	0.43	(0.21)	0.22	(0.43)	(0.02)	(0.45)	$9.77	2.18%	0.81%(4)	0.85%(4)	5.04%(4)	5.00%(4)	64%	$142,308
G Class(5)
2018(3)	$10.00	0.50	(0.22)	0.28	(0.49)	(0.02)	(0.51)	$9.77	2.76%	0.12%(4)	0.61%(4)	5.73%(4)	5.24%(4)	64%	$670,244

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	May 19, 2017 (fund inception) through March 31, 2018.

(4)	Annualized.

(5)	Prior to July 31, 2017, the G Class was referred to as the Institutional Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of NT High Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT High Income Fund (one of the twelve funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 19, 2017 (commencement of operations) through March 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the period May 19, 2017 (commencement of operations) through March 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None

41

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $1,317,389 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended March 31, 2018.

45

Notes

46

Notes

47

Notes

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93335 1805

Annual Report

March 31, 2018

Prime Money Market Fund
Investor Class (BPRXX)
A Class (ACAXX)
C Class (ARCXX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Rally Rolled On, Until Volatility Resurfaced

For most of the 12-month period, broad U.S. stock and bond indices generated positive returns. Stocks generally rallied against a backdrop of robust corporate earnings results, steady economic growth, relatively low interest rates, and U.S. tax reform. For bonds, modest economic gains, relatively muted inflation, and gradual—and well telegraphed—tightening from the Federal Reserve (the Fed) continued to support positive performance.

Then, in early February, a force that was largely dormant during 2017—volatility—re-emerged. Robust U.S. wage growth triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. Treasury yields climbed to their highest levels in several years, and stock prices plunged into correction territory. Economic data released in March helped calm the unrest, while the Fed's March rate hike, which investors had expected, had little impact. Markets recovered much of the previous weeks’ losses, until a fresh round of worries emerged. President Trump announced the U.S. would implement tariffs on certain imports from China, sparking fears of a global trade war and triggering a flight to quality in the financial markets.

Despite the resurgence of volatility late in the period, U.S. stocks (S&P 500 Index) delivered a total return of 13.99% for the 12 months. Continuing a long-standing trend, growth stocks significantly outperformed their value counterparts across the capitalization spectrum. Meanwhile, the March flight to quality helped bonds hang onto the modest gains generated ahead of the market turbulence, and investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned 1.20% for the 12-month period.

With inflationary pressures mounting, Treasury yields rising, volatility resurfacing, and the implications of tax reform still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BPRXX	0.78%	0.20%	0.34%	11/17/93
A Class	ACAXX	0.65%	0.17%	0.29%	8/28/98
C Class	ARCXX	0.40%	0.12%	0.21%	5/7/02
Fund returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	A Class	C Class
0.58%	0.83%	1.33%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Fund Characteristics

MARCH 31, 2018
Yield	Investor Class	A Class	C Class
7-Day Current Yield	1.29%	1.04%	0.54%
7-Day Effective Yield	1.29%	1.04%	0.55%

Portfolio at a Glance
Weighted Average Maturity	35 days
Weighted Average Life	68 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	62%
31-90 days	26%
91-180 days	11%
More than 180 days	1%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period(1) 10/1/17 - 3/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,004.80	$2.90	0.58%
A Class	$1,000	$1,003.50	$4.15	0.83%
C Class	$1,000	$1,001.10	$6.64	1.33%
Hypothetical
Investor Class	$1,000	$1,022.04	$2.92	0.58%
A Class	$1,000	$1,020.79	$4.18	0.83%
C Class	$1,000	$1,018.30	$6.69	1.33%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

MARCH 31, 2018

	Principal Amount	Value
COMMERCIAL PAPER(1) — 52.5%
Bank of Montreal, VRN, 2.30%, 4/27/18, resets monthly off the 1-month LIBOR plus 0.42%	$30,000,000	$30,000,000
Bank of Nova Scotia (The), VRN, 1.98%, 4/18/18, resets monthly off the 1-month LIBOR plus 0.17%(2)	25,000,000	25,000,000
Bennington Stark Capital Co. LLC, 1.78%, 4/12/18 (LOC: Societe Generale SA)(2)	57,000,000	56,969,521
Bennington Stark Capital Co. LLC, 2.37%, 6/20/18 (LOC: Societe Generale SA)(2)	5,000,000	4,974,222
Chariot Funding LLC, 1.58%, 5/11/18 (LOC: JPMorgan Chase Bank N.A.)(2)	15,000,000	14,974,167
Chariot Funding LLC, 2.36%, 7/6/18 (LOC: JPMorgan Chase Bank N.A.)(2)	13,000,000	12,919,920
Chesham Finance Ltd / Chesham Finance LLC, 1.70%, 4/2/18 (LOC: HSBC Bank plc)(2)	57,000,000	56,997,340
Coca-Cola Co., 1.64%, 6/6/18(2)	10,000,000	9,970,667
Coca-Cola Co., 2.09%, 7/11/18(2)	10,000,000	9,942,486
CRC Funding LLC, 1.80%, 5/7/18 (LOC: Citibank N.A.)(2)	20,000,000	19,964,600
Crown Point Capital Co. LLC, 2.04%, 5/31/18 (LOC: Credit Suisse AG)(2)	25,000,000	24,916,667
Crown Point Capital Co. LLC, Series A, VRN, 2.01%, 4/17/18, resets monthly off the 1-month LIBOR plus 0.20% (LOC: Credit Suisse AG)(2)	35,000,000	35,000,000
Fairway Finance Corp., 2.41%, 6/29/18, resets quarterly off the 3-month LIBOR plus 0.11% (LOC: Bank of Montreal)(2)	15,000,000	15,000,000
Liberty Street Funding LLC, 1.97%, 4/24/18 (LOC: Bank of Nova Scotia)(2)	13,000,000	12,983,887
Liberty Street Funding LLC, 1.93%, 5/8/18 (LOC: Bank of Nova Scotia)(2)	23,000,000	22,955,086
LMA-Americas LLC, 1.78%, 4/26/18 (LOC: Credit Agricole Corporate and Investment Bank)	15,000,000	14,981,771
LMA-Americas LLC, 1.83%, 4/30/18 (LOC: Credit Agricole Corporate and Investment Bank)	20,000,000	19,971,000
LMA-Americas LLC, 2.00%, 8/1/18 (LOC: Credit Agricole Corporate and Investment Bank)	20,000,000	19,867,833
National Australia Bank Ltd., 2.33%, 7/24/18(2)	18,485,000	18,351,538
National Australia Bank Ltd., Series CPIB, VRN, 1.82%, 4/3/18, resets monthly off the 1-month LIBOR plus 0.16%(2)	25,000,000	25,000,000
Old Line Funding LLC, 1.83%, 5/15/18 (LOC: Royal Bank of Canada)(2)	30,000,000	29,934,000
Old Line Funding LLC, VRN, 1.76%, 4/3/18, resets monthly off the 1-month LIBOR plus 0.11% (LOC: Royal Bank of Canada)(2)	25,000,000	25,000,000
Ridgefield Funding Co. LLC, 1.85%, 4/2/18 (LOC: BNP Paribas)(2)	4,500,000	4,499,773
Ridgefield Funding Co. LLC, 1.61%, 4/11/18 (LOC: BNP Paribas)(2)	35,000,000	34,984,639
Ridgefield Funding Co. LLC, 1.78%, 6/4/18 (LOC: BNP Paribas)(2)	20,000,000	19,938,133
Thunder Bay Funding LLC, 2.31%, 6/19/18 (LOC: Royal Bank of Canada)(2)	30,000,000	29,850,558
Toronto-Dominion Bank (The), 1.84%, 4/6/18, resets monthly off the 1-month LIBOR plus 0.15%(2)	10,000,000	10,000,000
Toyota Motor Credit Corp., 1.59%, 5/31/18	22,000,000	21,943,167
Walmart, Inc., 1.77%, 4/2/18(2)	2,000,000	1,999,903

7

	Principal Amount	Value
Westpac Banking Corp., VRN, 1.85%, 4/9/18, resets monthly off the 1-month LIBOR plus 0.14%(2)	$40,000,000	$40,000,000
TOTAL COMMERCIAL PAPER		668,890,878
CERTIFICATES OF DEPOSIT — 16.2%
Bank of Montreal, VRN, 1.88%, 4/4/18, resets monthly off the 1-month LIBOR plus 0.19%	25,000,000	25,000,000
Bank of Nova Scotia (The), 1.74%, 6/12/18	25,000,000	25,000,000
Bank of Nova Scotia (The), VRN, 1.97%, 4/20/18, resets monthly off the 1-month LIBOR plus 0.15%	3,000,000	3,000,000
Canadian Imperial Bank of Commerce, VRN, 2.10%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.23%	25,000,000	25,000,000
Canadian Imperial Bank of Commerce, VRN, 2.02%, 5/8/18, resets quarterly off the 3-month LIBOR plus 0.23%	35,000,000	35,015,289
Toronto-Dominion Bank, VRN, 1.84%, 4/6/18, resets monthly off the 1-month LIBOR plus 0.15%	13,000,000	13,000,000
Toronto-Dominion Bank, VRN, 1.89%, 5/4/18, resets quarterly off the 3-month LIBOR plus 0.10%	15,000,000	15,000,000
Toronto-Dominion Bank, VRN, 2.43%, 6/19/18, resets quarterly off the 3-month LIBOR plus 0.23%	20,000,000	20,000,000
Wells Fargo Bank N.A., 2.05%, 9/5/18	30,000,000	30,000,000
Westpac Banking Corp., VRN, 1.89%, 4/5/18, resets monthly off the 1-month LIBOR plus 0.20%	15,000,000	15,000,000
TOTAL CERTIFICATES OF DEPOSIT		206,015,289
MUNICIPAL SECURITIES — 12.0%
California Infrastructure & Economic Development Bank Rev., VRDN, 2.12%, 4/5/18, resets weekly off the remarketing agent (LOC: Bank of the West)	5,365,000	5,365,000
City of Philadelphia, PA, 1.75%, 5/9/18 (LOC: Wells Fargo Bank N.A.)	18,000,000	18,000,000
Hesperia Public Financing Authority Rev., VRDN, 1.85%, 4/4/18, resets weekly off the remarketing agent (LOC: Bank of the West)	4,030,000	4,030,000
Idaho Housing & Finance Association Rev., (Traditions at Boise LLC), VRDN, 2.16%, 4/4/18, resets weekly off the remarketing agent (GA: FREDDIE MAC)(LOC: FHLMC)	295,000	295,000
Illinois Housing Development Authority Rev., VRDN, 1.92%, 4/5/18, resets weekly off the remarketing agent (SBBPA: FHLB)	5,000,000	5,000,000
Illinois Housing Development Authority Rev., VRDN, 2.00%, 4/5/18, resets weekly off the remarketing agent (SBBPA: FHLB)	16,000,000	16,000,000
Jasper Morgan Newton & Walton Counties Joint Development Authority Rev., VRDN, 1.80%, 4/4/18, resets weekly off the remarketing agent (LOC: JPMorgan Chase Bank N.A.)	2,000,000	2,000,000
Johnson City Health & Educational Facilities Board Rev., (Mountain States Health Alliance Obligated Group), VRDN, 1.87%, 4/4/18, resets weekly off the remarketing agent (LOC: U.S. Bank N.A.)	37,900,000	37,900,000
Macon-Bibb County Industrial Authority Rev., (Bass Pro Outdoor World LLC), VRDN, 1.87%, 4/5/18, resets weekly off the remarketing agent (LOC: Bank of America N.A.)(2)	13,680,000	13,680,000
Missouri Development Finance Board Rev., Series 2000 B, (St. Louis Center), VRDN, 1.75%, 4/5/18, resets weekly off the remarketing agent (LOC: U.S. Bank N.A.)	2,230,000	2,230,000
Nassau Health Care Corp. Rev., VRDN, 1.90%, 4/4/18, resets weekly off the remarketing agent (LOC: JPMorgan Chase Bank N.A.)	3,515,000	3,515,000
Osceola County Housing Finance Authority Rev., VRDN, 1.85%, 4/4/18, resets weekly off the remarketing agent (LOC: FNMA)	175,000	175,000

8

	Principal Amount	Value
Pasadena Public Financing Authority Rev., VRDN, 1.90%, 4/5/18, resets weekly off the remarketing agent (SBBPA: Bank of the West)	$7,960,000	$7,960,000
South Dakota Housing Development Authority Rev., VRDN, 1.87%, 4/5/18, resets weekly off the remarketing agent (SBBPA: South Dakota Housing Development Authority)	25,000,000	25,000,000
Town of Dover-Foxcroft Rev., (Pleasant River Lumber Co.), VRDN, 2.00%, 4/4/18, resets weekly off the remarketing agent (LOC: Wells Fargo Bank N.A. and CoBANK ACB)	145,000	145,000
Traer Creek Metropolitan District Rev., VRDN, 1.90%, 4/4/18, resets weekly off the remarketing agent (LOC: BNP Paribas)	8,109,000	8,109,000
Washington State Housing Finance Commission Rev., (Traditions at South Hill LLC), VRDN, 2.16%, 4/4/18, resets weekly off the remarketing agent (LIQ FAC: FHLMC)	335,000	335,000
Westchester County Healthcare Corp. Rev., (Senior Lien), VRDN, 1.95%, 4/4/18, resets weekly off the remarketing agent (LOC: TD Bank N.A.)	3,205,000	3,205,000
TOTAL MUNICIPAL SECURITIES		152,944,000
CORPORATE BONDS(3) — 11.8%
CHS Properties, Inc., VRDN, 1.81%, 4/5/18 (LOC: Wells Fargo Bank N.A.)	1,143,000	1,143,000
Cypress Bend Real Estate Development Co. LLC, VRDN, 1.80%, 4/5/18 (LOC: FHLB)	22,000,000	22,000,000
D&I Properties LLC, VRDN, 1.75%, 4/4/18 (LOC: Wells Fargo Bank N.A.)	3,450,000	3,450,000
East Grand Office Park LP, VRDN, 1.86%, 4/5/18 (LOC: FHLB)	4,080,000	4,080,000
Fiore Capital LLC, VRDN, 1.75%, 4/5/18 (LOC: Wells Fargo Bank N.A.)	13,530,000	13,530,000
First Baptist Church of Opelika AL, VRDN, 1.84%, 4/5/18 (LOC: FHLB)	3,620,000	3,620,000
HHH Investment Co. LLC, VRDN, 1.75%, 4/4/18 (LOC: Bank of the West)	13,865,000	13,865,000
Labcon North America, VRDN, 1.87%, 4/4/18 (LOC: Bank of the West)	2,340,000	2,340,000
Lakeport Group LLC, VRDN, 1.87%, 4/4/18 (LOC: Union Bank N.A.)	3,160,000	3,160,000
Manse on Marsh LP, VRDN, 1.80%, 4/5/18 (LOC: FHLB)	9,330,000	9,330,000
Ness Family Partners LP, VRDN, 1.87%, 4/4/18 (LOC: Bank of the West)	5,890,000	5,890,000
Partisan Property, Inc., Series 2014, VRDN, 1.87%, 4/4/18 (LOC: Wells Fargo Bank N.A.)	6,805,000	6,805,000
Providence Health & Services Obligated Group, VRDN, 1.92%, 4/5/18 (LOC: U.S. Bank N.A.)	20,560,000	20,560,000
Relay Relay LLC, VRDN, 1.80%, 4/5/18 (LOC: FHLB)	7,445,000	7,445,000
Sidal Realty Co. LP, VRDN, 1.80%, 4/5/18 (LOC: Wells Fargo Bank N.A.)	6,490,000	6,490,000
World Wildlife Fund, Inc., VRDN, 1.81%, 4/5/18 (LOC: JPMorgan Chase Bank N.A.)	26,490,000	26,490,000
TOTAL CORPORATE BONDS		150,198,000
U.S. TREASURY SECURITIES (1) — 7.1%
U.S. Treasury Notes, VRN, 1.94%, 4/2/18, resets daily off the 3-month USBMMY plus 0.17%	10,000,000	10,000,551
U.S. Treasury Notes, VRN, 1.84%, 4/2/18, resets daily off the 3-month USBMMY plus 0.07%	5,000,000	5,000,271
U.S. Treasury Notes, 1.25%, 10/31/18	5,000,000	4,994,903
U.S. Treasury Notes, VRN, 1.77%, 4/2/18, resets daily off the 3-month USBMMY	5,000,000	4,998,524

9

	Principal Amount	Value
U.S. Treasury Bills, 1.71%, 6/28/18	$35,000,000	$34,849,850
U.S. Treasury Bills, 1.65%, 4/12/18	30,000,000	29,985,838
TOTAL U.S. TREASURY SECURITIES		89,829,937
TOTAL INVESTMENT SECURITIES — 99.6%		1,267,878,104
OTHER ASSETS AND LIABILITIES — 0.4%		5,730,719
TOTAL NET ASSETS — 100.0%		$1,273,608,823

NOTES TO SCHEDULE OF INVESTMENTS
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GA	-	Guaranty Agreement
LIBOR	-	London Interbank Offered Rate
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
SBBPA	-	Standby Bond Purchase Agreement
USBMMY	-	United States Treasury Bill Money Market Yield
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(2)
Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $575,807,107, which represented 45.2% of total net assets.

(3)	Instruments may be payable upon demand and accrue interest based upon a predetermined money market rate. Interest reset date is indicated. Rate shown is effective at period end.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

MARCH 31, 2018
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$1,267,878,104
Cash	985,470
Receivable for investments sold	6,629,451
Receivable for capital shares sold	2,093,773
Interest receivable	1,340,683
1,278,927,481

Liabilities
Payable for capital shares redeemed	4,688,377
Accrued management fees	617,529
Distribution and service fees payable	12,752
5,318,658

Net Assets	$1,273,608,823

Net Assets Consist of:
Capital paid in	$1,273,610,842
Accumulated net realized loss	(2,019)
$1,273,608,823

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$1,237,529,599	1,237,680,360	$1.00
A Class	$24,011,900	24,000,406	$1.00
C Class	$12,067,324	12,065,220	$1.00

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED MARCH 31, 2018
Investment Income (Loss)
Income:
Interest	$17,239,032

Expenses:
Management fees	7,288,632
Distribution and service fees:
A Class	60,531
C Class	81,369
Trustees' fees and expenses	77,219
Other expenses	1,660
7,509,411
Fees waived	(70,425)
7,438,986

Net investment income (loss)	9,800,046

Net realized gain (loss) on investment transactions	(2,019)

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,798,027

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2018 AND MARCH 31, 2017
Increase (Decrease) in Net Assets	March 31, 2018	March 31, 2017
Operations
Net investment income (loss)	$9,800,046	$2,547,421
Net realized gain (loss)	(2,019)	363,806
Net increase (decrease) in net assets resulting from operations	9,798,027	2,911,227

Distributions to Shareholders
From net investment income:
Investor Class	(9,599,779)	(2,438,489)
A Class	(157,231)	(90,143)
C Class	(43,036)	(18,789)
Decrease in net assets from distributions	(9,800,046)	(2,547,421)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 4)	(30,144,469)	(478,873,456)

Net increase (decrease) in net assets	(30,146,488)	(478,509,650)

Net Assets
Beginning of period	1,303,755,311	1,782,264,961
End of period	$1,273,608,823	$1,303,755,311

See Notes to Financial Statements.

13

Notes to Financial Statements

MARCH 31, 2018

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Prime Money Market Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to earn the highest level of current income while preserving the value of your investment.

The fund offers the Investor Class, A Class and C Class. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. Open-end management investment companies are valued at the reported NAV per share. If the fund determines that the valuation methods do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum

14

exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2018 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2370% to 0.3500%	0.2500% to 0.3100%	0.57%
A Class			0.57%
C Class			0.57%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 0.75%, of which 0.25% is paid for individual shareholder services and 0.50% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2018 are detailed in the Statement of Operations.

In order to maintain a positive yield, all or a portion of the distribution and/or service fee may voluntarily be waived on a daily basis. The fee waiver may be revised or terminated at any time without notice. The total amount of the waiver for each class for the period ended March 31, 2018 was $31,061 and $39,364 for the A Class and C Class, respectively, and the effective annual distribution and service fee after waiver was 0.12% for the A Class and 0.38% for the C Class.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $30,760,000 and $6,450,000, respectively. The interfund transactions had no effect on the Statement of Operations in net realized gain (loss) on investment transactions.

15

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2018		Year ended March 31, 2017
	Shares	Amount	Shares	Amount
Investor Class
Sold	506,111,422	$506,111,422	719,526,363	$719,526,363
Issued in reinvestment of distributions	9,514,069	9,514,069	2,437,674	2,437,674
Redeemed	(546,241,994)	(546,241,994)	(1,017,723,715)	(1,017,723,715)
	(30,616,503)	(30,616,503)	(295,759,678)	(295,759,678)
A Class
Sold	12,089,207	12,089,207	80,637,153	80,637,153
Issued in reinvestment of distributions	156,193	156,193	85,555	85,555
Redeemed	(13,882,729)	(13,882,729)	(264,266,517)	(264,266,517)
	(1,637,329)	(1,637,329)	(183,543,809)	(183,543,809)
C Class
Sold	5,326,886	5,326,886	5,996,139	5,996,139
Issued in reinvestment of distributions	42,758	42,758	18,789	18,789
Redeemed	(3,260,281)	(3,260,281)	(5,584,897)	(5,584,897)
	2,109,363	2,109,363	430,031	430,031
Net increase (decrease)	(30,144,469)	$(30,144,469)	(478,873,456)	$(478,873,456)
5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

6. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$9,800,046	$2,547,421
Long-term capital gains	—	—

16

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2018, the fund had accumulated short-term capital losses of $(2,019), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

7. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

17

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2018	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.78%	0.58%	0.58%	0.77%	0.77%	$1,237,530
2017	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.19%	0.58%	0.58%	0.17%	0.17%	$1,268,148
2016	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.30%	0.58%	0.02%	(0.26)%	$1,563,574
2015	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.15%	0.58%	0.01%	(0.42)%	$1,813,054
2014	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.16%	0.58%	0.01%	(0.41)%	$2,014,191
A Class
2018	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.65%	0.70%	0.83%	0.65%	0.52%	$24,012
2017	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.19%	0.58%	0.83%	0.17%	(0.08)%	$25,649
2016	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.32%	0.83%	0.00%(3)	(0.51)%	$209,165
2015	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.15%	0.83%	0.01%	(0.67)%	$186,961
2014	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.16%	0.83%	0.01%	(0.66)%	$213,512
C Class
2018	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.40%	0.96%	1.33%	0.39%	0.02%	$12,067
2017	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.19%	0.58%	1.33%	0.17%	(0.58)%	$9,958
2016	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.32%	1.33%	0.00%(3)	(1.01)%	$9,526
2015	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.15%	1.33%	0.01%	(1.17)%	$7,146
2014	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.16%	1.33%	0.01%	(1.16)%	$6,825

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

(3)	Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Prime Money Market Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Prime Money Market Fund (one of the twelve funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2018, the related statement of operations for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the five years in the period ended March 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

20

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

23

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92284 1805

Annual Report

March 31, 2018

Short Duration Fund
Investor Class (ACSNX)
I Class (ASHHX)
A Class (ACSQX)
C Class (ACSKX)
R Class (ACSPX)
R5 Class (ACSUX)
R6 Class (ASDDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Rally Rolled On, Until Volatility Resurfaced

For most of the 12-month period, broad U.S. stock and bond indices generated positive returns. Stocks generally rallied against a backdrop of robust corporate earnings results, steady economic growth, relatively low interest rates, and U.S. tax reform. For bonds, modest economic gains, relatively muted inflation, and gradual—and well telegraphed—tightening from the Federal Reserve (the Fed) continued to support positive performance.

Then, in early February, a force that was largely dormant during 2017—volatility—re-emerged. Robust U.S. wage growth triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. Treasury yields climbed to their highest levels in several years, and stock prices plunged into correction territory. Economic data released in March helped calm the unrest, while the Fed's March rate hike, which investors had expected, had little impact. Markets recovered much of the previous weeks’ losses, until a fresh round of worries emerged. President Trump announced the U.S. would implement tariffs on certain imports from China, sparking fears of a global trade war and triggering a flight to quality in the financial markets.

Despite the resurgence of volatility late in the period, U.S. stocks (S&P 500 Index) delivered a total return of 13.99% for the 12 months. Continuing a long-standing trend, growth stocks significantly outperformed their value counterparts across the capitalization spectrum. Meanwhile, the March flight to quality helped bonds hang onto the modest gains generated ahead of the market turbulence, and investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned 1.20% for the 12-month period.

With inflationary pressures mounting, Treasury yields rising, volatility resurfacing, and the implications of tax reform still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACSNX	0.88%	0.94%	2.05%	—	11/30/06
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	—	0.24%	0.76%	1.56%	—	—
I Class	ASHHX	—	—	—	0.92%	4/10/17
A Class	ACSQX					11/30/06
No sales charge		0.62%	0.69%	1.79%	—
With sales charge		-1.68%	0.23%	1.56%	—
C Class	ACSKX	-0.13%	-0.05%	1.04%	—	11/30/06
R Class	ACSPX	0.37%	0.44%	1.55%	—	11/30/06
R5 Class	ACSUX	1.08%	1.14%	2.25%	—	11/30/06
R6 Class	ASDDX	—	—	—	0.22%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.
Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2018
Investor Class — $12,246

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index — $11,675

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class	R6 Class
0.60%	0.50%	0.85%	1.60%	1.10%	0.40%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Jeff Houston, James Platz, and David MacEwen

Performance Summary

Short Duration gained 0.88%* for the 12 months ended March 31, 2018. By comparison, the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index returned 0.24%. Fund returns reflect operating expenses, while index returns do not.

The absolute returns of the fund and the index reflect an increasingly challenging environment for investment-grade bonds during the 12-month period. For the first several months of the period, modest economic growth, muted inflation, and the Federal Reserve’s (the Fed’s) steady yet gradual rate-tightening strategy generally supported modest fixed-income gains. But as global growth data gathered momentum, fixed-income securities came under increasing pressure, leading to losses for most fixed-income sectors in the second half of the period. Reports of robust wage growth in early 2018 led to fears of rapidly rising inflation, which sent yields on U.S. Treasuries soaring and unleashed widespread global market volatility. Meanwhile, three Fed rate hikes during the period caused the yield on the two-year Treasury to increase a full percentage point from March 2017 to March 2018. Overall, yields on short-maturity Treasuries climbed more than yields on longer-maturity Treasuries, and the yield curve flattened.

Against this backdrop, a “risk-on” sentiment generally prevailed through most of the period, favoring stocks, commodities, and higher-yielding and below-investment-grade fixed-income securities. Short Duration’s exposure to fixed-income securities outside of the Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index primarily accounted for the fund’s outperformance relative to the index.

Sector Allocation, Security Selection, Out-of-Index Positions Aided Performance

We continued to underweight Treasuries and government agencies relative to the index in favor of spread (non-Treasury) sectors, particularly corporate credit and securitized bonds, during the 12-month period. This positioning boosted our relative returns, given the outperformance of corporate and securitized bonds relative to Treasuries. Security selection within these allocations also contributed to returns. In particular, within the securitized sector, our selections among mortgage-backed securities, including agency and non-agency commercial mortgage-backed securities, non-agency collateralized mortgage obligations, traditional pass-through mortgage-backed securities, and asset-backed securities broadly contributed to performance. Within the corporate sector, our out-of-index allocation to high-yield corporate bonds was a prominent contributor.

The portfolio’s performance also benefited from non-index positions in U.S. dollar-denominated government and corporate emerging markets bonds. Similar to high-yield corporate bonds, emerging markets bonds posted gains due to rising commodity prices, improving global economic growth, accommodative central bank policies, and continued investor demand for yield.

Additionally, a non-index position designed to take advantage of differences in global interest rates aided portfolio performance. Initially, the strategy targeted the large rate differential between the U.S. and Europe. We held a long position in U.S. Treasury futures and a short position in German government bond futures, expecting European rates would converge with U.S. rates. In the first quarter of 2018, with expectations for U.S. rates to continue moving higher, European interest rates

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

to start rising on tapering of quantitative easing, and select emerging markets rates to remain stable or decline, we altered our strategy. We added long positions in local currency-denominated emerging markets sovereign bonds (European and Latin American markets; hedged against currency fluctuations), shifted our U.S. exposure to neutral, and maintained our short position in European futures. Elsewhere, in late 2017, we initiated a position to take advantage of likely flattening of the yield curve in Brazil, which was historically steep after a period of central bank easing and adverse political events. The Brazilian curve flattened in the first quarter of 2018, and this strategy, which included Brazilian interest rate swaps, contributed to results. We exited the position by period-end.

Portfolio Positioning

We expect U.S. economic growth to improve modestly, amid an environment of consistently solid growth data and potential added stimulus from fiscal expansion. We believe GDP will move toward the higher end of our anticipated 2%-3% range. We also believe the combination of solid global growth, stabilizing commodity prices, and modest U.S. wage growth should push core inflation higher, eventually reaching the Fed’s 2% target. With the recent jump in Treasury yields, it appears interest rates have largely responded to these trends already. While our anticipated trading range for the 10-year Treasury is 2.75%-3.25%, we expect rates to generally settle at or near the midpoint of that range in the near term.

Given this outlook, we expect to continue positioning the portfolio with a neutral duration (price sensitivity to interest rate changes) relative to the index, while overweighting the corporate and securitized sectors. We also will continue our efforts to capture value from out-of-index positions, including inflation-linked securities, high-yield corporates, and non-U.S. securities.

6

Fund Characteristics

MARCH 31, 2018
Portfolio at a Glance
Average Duration (effective)	1.7 years
Weighted Average Life	2.7 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	49.0%
Collateralized Mortgage Obligations	15.8%
Asset-Backed Securities	14.6%
U.S. Treasury Securities	12.0%
Sovereign Governments and Agencies	3.5%
Commercial Mortgage-Backed Securities	3.4%
U.S. Government Agency Mortgage-Backed Securities	1.4%
Temporary Cash Investments	1.4%
Other Assets and Liabilities	(1.1)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period(1) 10/1/17 - 3/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$998.20	$2.99	0.60%
I Class	$1,000	$998.70	$2.49	0.50%
A Class	$1,000	$998.00	$4.23	0.85%
C Class	$1,000	$994.20	$7.95	1.60%
R Class	$1,000	$996.70	$5.48	1.10%
R5 Class	$1,000	$999.20	$1.99	0.40%
R6 Class	$1,000	$1,000.40	$1.75	0.35%
Hypothetical
Investor Class	$1,000	$1,021.94	$3.02	0.60%
I Class	$1,000	$1,022.44	$2.52	0.50%
A Class	$1,000	$1,020.69	$4.28	0.85%
C Class	$1,000	$1,016.95	$8.05	1.60%
R Class	$1,000	$1,019.45	$5.54	1.10%
R5 Class	$1,000	$1,022.94	$2.02	0.40%
R6 Class	$1,000	$1,023.19	$1.77	0.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2018

	Principal Amount	Value
CORPORATE BONDS — 49.0%
Aerospace and Defense — 0.5%
United Technologies Corp., 1.50%, 11/1/19	$2,000,000	$1,962,620
Auto Components — 0.5%
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23	740,000	746,475
Schaeffler Finance BV, 4.75%, 5/15/23(1)	800,000	806,000
ZF North America Capital, Inc., 4.00%, 4/29/20(1)	476,000	481,355
		2,033,830
Automobiles — 2.2%
Daimler Finance North America LLC, 2.00%, 8/3/18(1)	1,000,000	998,494
Daimler Finance North America LLC, 2.30%, 1/6/20(1)	1,000,000	987,828
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20	500,000	505,670
Ford Motor Credit Co. LLC, 2.375%, 3/12/19	1,196,000	1,189,733
Ford Motor Credit Co. LLC, 2.68%, 1/9/20	1,000,000	991,911
Ford Motor Credit Co. LLC, MTN, 2.94%, 1/8/19	800,000	800,428
General Motors Co., 3.50%, 10/2/18	990,000	991,542
General Motors Financial Co., Inc., 3.25%, 5/15/18	1,080,000	1,080,301
General Motors Financial Co., Inc., 3.10%, 1/15/19	1,000,000	1,001,223
		8,547,130
Banks — 7.0%
Banco de Credito del Peru, 2.25%, 10/25/19(1)	400,000	395,380
Bank of America Corp., MTN, VRN, 2.33%, 10/1/20(2)	1,000,000	978,094
Bank of America Corp., VRN, 3.00%, 12/20/22(1)(2)	2,713,000	2,661,913
Banque Federative du Credit Mutuel SA, 2.00%, 4/12/19(1)	1,000,000	991,632
Barclays Bank plc, 5.14%, 10/14/20	850,000	878,194
BBVA Banco Continental SA, 3.25%, 4/8/18(1)	2,000,000	1,999,450
Capital One N.A., 2.35%, 8/17/18	1,000,000	998,963
Capital One N.A., 2.35%, 1/31/20	1,230,000	1,210,345
CIT Group, Inc., 5.375%, 5/15/20	740,000	764,975
Citibank N.A., 2.125%, 10/20/20	1,000,000	978,136
Fifth Third Bank, 2.30%, 3/15/19	1,000,000	995,923
GLP Capital LP / GLP Financing II, Inc., 4.375%, 11/1/18	1,235,000	1,243,497
HBOS plc, MTN, 6.75%, 5/21/18(1)	1,300,000	1,306,846
HSBC Bank plc, 4.125%, 8/12/20(1)	2,015,000	2,059,393
Huntington National Bank (The), 2.20%, 4/1/19	1,000,000	993,281
JPMorgan Chase & Co., 2.25%, 1/23/20	2,000,000	1,976,010
QNB Finansbank AS, MTN, 6.25%, 4/30/19	650,000	663,493
Royal Bank of Canada, 2.15%, 10/26/20	1,460,000	1,428,539
Wells Fargo & Co., 2.15%, 1/15/19	2,400,000	2,389,717
Wells Fargo Bank N.A., MTN, 1.80%, 11/28/18	2,000,000	1,990,686
		26,904,467
Beverages — 1.7%
Anheuser-Busch InBev Finance, Inc., 2.15%, 2/1/19	2,000,000	1,999,542

10

	Principal Amount	Value
Constellation Brands, Inc., 2.00%, 11/7/19	$1,800,000	$1,775,746
Constellation Brands, Inc., 3.875%, 11/15/19	830,000	841,443
Molson Coors Brewing Co., 1.90%, 3/15/19	2,000,000	1,980,887
		6,597,618
Biotechnology — 1.4%
AbbVie, Inc., 1.80%, 5/14/18	1,000,000	999,300
AbbVie, Inc., 2.50%, 5/14/20	1,000,000	987,443
Amgen, Inc., 1.90%, 5/10/19	2,000,000	1,984,768
Celgene Corp., 2.25%, 5/15/19	1,000,000	992,819
Gilead Sciences, Inc., 1.85%, 9/20/19	440,000	434,566
		5,398,896
Chemicals — 1.0%
Ashland LLC, 4.75%, 8/15/22	960,000	976,800
Ecolab, Inc., 2.00%, 1/14/19	1,000,000	994,176
Sherwin-Williams Co. (The), 2.25%, 5/15/20	2,000,000	1,967,571
		3,938,547
Commercial Services and Supplies — 0.3%
Republic Services, Inc., 3.80%, 5/15/18	1,000,000	1,001,010
Communications Equipment — 0.3%
Cisco Systems, Inc., 1.60%, 2/28/19	1,000,000	992,840
Consumer Finance — 2.2%
American Express Credit Corp., MTN, 2.25%, 5/5/21	1,500,000	1,461,543
CIT Group, Inc., 5.00%, 8/15/22	1,000,000	1,026,250
Discover Bank, 2.60%, 11/13/18	1,000,000	999,829
Discover Bank, 3.10%, 6/4/20	1,500,000	1,495,085
PNC Bank N.A., 1.80%, 11/5/18	1,000,000	995,730
PNC Bank N.A., 1.95%, 3/4/19	1,000,000	993,823
Synchrony Financial, 2.60%, 1/15/19	1,525,000	1,521,804
		8,494,064
Containers and Packaging — 0.7%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 4.625%, 5/15/23(1)	800,000	806,000
Ball Corp., 4.375%, 12/15/20	1,000,000	1,020,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	872,197	884,190
		2,710,190
Diversified Financial Services — 4.0%
Ally Financial, Inc., 3.50%, 1/27/19	1,050,000	1,053,937
Barclays plc, 2.75%, 11/8/19	1,000,000	992,803
BNP Paribas / BNP Paribas US Medium-Term Note Program LLC, MTN, 2.70%, 8/20/18	1,000,000	1,000,566
Citigroup, Inc., 2.05%, 6/7/19	3,000,000	2,973,052
Credit Suisse Group Funding Guernsey Ltd., 3.125%, 12/10/20	1,000,000	994,915
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19	3,000,000	2,968,850
Goldman Sachs Group, Inc. (The), MTN, 5.375%, 3/15/20	500,000	521,457
Morgan Stanley, 2.125%, 4/25/18	1,000,000	999,765
Morgan Stanley, MTN, 5.625%, 9/23/19	3,000,000	3,114,993
UBS Group Funding Switzerland AG, 2.95%, 9/24/20(1)	1,000,000	992,990
		15,613,328

11

	Principal Amount	Value
Diversified Telecommunication Services — 1.4%
AT&T, Inc., 2.30%, 3/11/19	$500,000	$498,290
AT&T, Inc., 5.875%, 10/1/19	1,000,000	1,043,026
AT&T, Inc., 2.45%, 6/30/20	1,750,000	1,730,621
Deutsche Telekom International Finance BV, 6.00%, 7/8/19	1,000,000	1,039,642
Orange SA, 2.75%, 2/6/19	1,000,000	999,838
		5,311,417
Equity Real Estate Investment Trusts (REITs) — 1.0%
American Tower Corp., 3.40%, 2/15/19	2,000,000	2,007,459
Equinix, Inc., 5.375%, 4/1/23	950,000	974,937
VEREIT Operating Partnership LP, 3.00%, 2/6/19	500,000	500,171
VEREIT Operating Partnership LP, 4.125%, 6/1/21	500,000	510,139
		3,992,706
Food and Staples Retailing — 1.4%
Dollar Tree, Inc., 5.75%, 3/1/23	1,060,000	1,109,942
Kroger Co. (The), 2.00%, 1/15/19	1,000,000	993,075
Mondelez International Holdings Netherlands BV, 1.625%, 10/28/19(1)	1,370,000	1,342,164
Sysco Corp., 1.90%, 4/1/19	2,000,000	1,985,192
		5,430,373
Food Products — 0.8%
Kraft Heinz Foods Co., 2.00%, 7/2/18	2,000,000	1,998,122
Tyson Foods, Inc., 2.65%, 8/15/19	1,000,000	994,590
		2,992,712
Gas Utilities — 2.7%
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19	750,000	772,762
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.25%, 1/15/25	400,000	407,160
Energy Transfer Equity LP, 7.50%, 10/15/20	900,000	971,437
Energy Transfer Partners LP, 4.15%, 10/1/20	1,179,000	1,195,880
Enterprise Products Operating LLC, 1.65%, 5/7/18	1,000,000	999,064
Kinder Morgan Energy Partners LP, 2.65%, 2/1/19	1,000,000	997,216
Magellan Midstream Partners LP, 6.55%, 7/15/19	800,000	834,870
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21	1,310,000	1,377,954
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.125%, 11/15/19	750,000	753,750
Williams Cos., Inc. (The), 7.875%, 9/1/21	1,000,000	1,128,750
Williams Partners LP, 4.125%, 11/15/20	1,000,000	1,016,232
		10,455,075
Health Care Equipment and Supplies — 2.6%
Abbott Laboratories, 2.00%, 9/15/18	1,250,000	1,247,358
Abbott Laboratories, 2.00%, 3/15/20	1,000,000	983,068
Becton Dickinson and Co., 2.13%, 6/6/19	2,000,000	1,977,788
Becton Dickinson and Co., 2.68%, 12/15/19	1,000,000	993,715
Mallinckrodt International Finance SA, 3.50%, 4/15/18	840,000	839,664
Stryker Corp., 2.00%, 3/8/19	2,000,000	1,987,206
Thermo Fisher Scientific, Inc., 2.40%, 2/1/19	2,000,000	1,993,224
		10,022,023

12

	Principal Amount	Value
Health Care Providers and Services — 3.5%
Anthem, Inc., 2.50%, 11/21/20	$1,000,000	$983,527
Cardinal Health, Inc., 1.95%, 6/14/19	1,130,000	1,117,993
CVS Health Corp., 3.35%, 3/9/21	3,000,000	3,017,898
DaVita, Inc., 5.75%, 8/15/22	855,000	878,085
Express Scripts Holding Co., 2.60%, 11/30/20	2,000,000	1,965,042
Fresenius Medical Care US Finance II, Inc., 4.125%, 10/15/20(1)	850,000	865,047
HCA, Inc., 3.75%, 3/15/19	1,500,000	1,509,450
HCA, Inc., 4.25%, 10/15/19	500,000	505,000
Tenet Healthcare Corp., 4.75%, 6/1/20	1,000,000	1,012,500
Universal Health Services, Inc., 3.75%, 8/1/19(1)	500,000	504,375
Universal Health Services, Inc., 4.75%, 8/1/22(1)	1,000,000	1,018,145
		13,377,062
Hotels, Restaurants and Leisure — 0.8%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(1)	900,000	904,500
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24	810,000	787,725
McDonald's Corp., MTN, 2.10%, 12/7/18	500,000	498,644
Royal Caribbean Cruises Ltd., 2.65%, 11/28/20	1,000,000	985,529
		3,176,398
Household Durables — 1.1%
D.R. Horton, Inc., 2.55%, 12/1/20	1,000,000	985,255
Lennar Corp., 2.95%, 11/29/20(1)	1,500,000	1,470,150
Newell Brands, Inc., 2.60%, 3/29/19	188,000	187,183
Toll Brothers Finance Corp., 4.00%, 12/31/18	680,000	685,916
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19	990,000	997,425
		4,325,929
Household Products — 0.3%
Spectrum Brands, Inc., 6.625%, 11/15/22	1,008,000	1,043,280
Insurance — 0.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.75%, 5/15/19	500,000	503,234
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 4.625%, 10/30/20	1,000,000	1,029,799
International Lease Finance Corp., 3.875%, 4/15/18	1,000,000	1,000,188
Travelers Cos., Inc. (The), 5.80%, 5/15/18	1,000,000	1,003,735
		3,536,956
Internet and Direct Marketing Retail — 0.1%
eBay, Inc., 2.15%, 6/5/20	400,000	392,679
Internet Software and Services — 0.3%
Symantec Corp., 4.20%, 9/15/20	1,300,000	1,319,238
IT Services — 0.8%
DXC Technology Co., 2.875%, 3/27/20	2,000,000	1,989,582
Fidelity National Information Services, Inc., 2.85%, 10/15/18	1,000,000	1,000,586
		2,990,168
Machinery — 1.0%
Caterpillar Financial Services Corp., MTN, 1.85%, 9/4/20	860,000	839,780

13

	Principal Amount	Value
Fortive Corp., 1.80%, 6/15/19	$2,000,000	$1,976,397
Oshkosh Corp., 5.375%, 3/1/25	1,000,000	1,035,000
		3,851,177
Media — 1.8%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	1,000,000	1,016,885
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 2/15/23	1,000,000	1,009,000
Discovery Communications LLC, 2.20%, 9/20/19	500,000	495,019
Discovery Communications LLC, 2.95%, 3/20/23	500,000	482,197
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	1,000,000	1,001,720
Sirius XM Radio, Inc., 6.00%, 7/15/24(1)	930,000	960,225
TEGNA, Inc., 5.125%, 7/15/20	500,000	507,295
Time Warner Cable LLC, 6.75%, 7/1/18	500,000	504,735
Walt Disney Co. (The), 1.65%, 1/8/19	1,000,000	994,327
		6,971,403
Metals and Mining — 0.6%
Alcoa Nederland Holding BV, 6.75%, 9/30/24(1)	1,500,000	1,612,500
Steel Dynamics, Inc., 5.25%, 4/15/23	750,000	762,187
		2,374,687
Multi-Utilities — 0.9%
American Electric Power Co., Inc., 2.15%, 11/13/20	1,000,000	978,768
Dominion Energy, Inc., 6.40%, 6/15/18	1,000,000	1,007,548
Sempra Energy, 2.85%, 11/15/20	1,500,000	1,489,247
		3,475,563
Oil, Gas and Consumable Fuels — 0.7%
Antero Resources Corp., 5.375%, 11/1/21	930,000	949,763
Apache Corp., 6.90%, 9/15/18	500,000	509,534
Continental Resources, Inc., 5.00%, 9/15/22	500,000	508,125
Encana Corp., 3.90%, 11/15/21	930,000	942,582
		2,910,004
Pharmaceuticals — 1.1%
Allergan Funding SCS, 3.00%, 3/12/20	1,000,000	995,197
Baxalta, Inc., 2.00%, 6/22/18	1,500,000	1,497,841
Mylan NV, 2.50%, 6/7/19	1,000,000	992,446
Quintiles IMS, Inc., 4.875%, 5/15/23(1)	800,000	819,000
		4,304,484
Semiconductors and Semiconductor Equipment — 1.0%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.20%, 1/15/21	2,000,000	1,943,202
NXP BV / NXP Funding LLC, 3.75%, 6/1/18(1)	1,000,000	1,002,550
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(1)	750,000	763,125
		3,708,877
Software — 0.8%
Microsoft Corp., 1.85%, 2/6/20	3,000,000	2,970,563
Specialty Retail — 0.3%
United Rentals North America, Inc., 4.625%, 7/15/23	1,000,000	1,021,250
Technology Hardware, Storage and Peripherals — 0.9%
Dell International LLC / EMC Corp., 5.875%, 6/15/21(1)	1,000,000	1,026,250

14

	Principal Amount	Value
Dell International LLC / EMC Corp., 3.48%, 6/1/19(1)	$200,000	$200,948
EMC Corp., 2.65%, 6/1/20	1,000,000	966,838
Hewlett Packard Enterprise Co., 2.10%, 10/4/19(1)	670,000	661,354
Seagate HDD Cayman, 4.25%, 3/1/22(1)	500,000	494,769
		3,350,159
Tobacco — 0.3%
Reynolds American, Inc., 2.30%, 6/12/18	1,000,000	999,540
Wireless Telecommunication Services — 0.1%
Sprint Communications, Inc., 9.00%, 11/15/18(1)	556,000	574,070
TOTAL CORPORATE BONDS (Cost $190,924,667)		189,072,333
COLLATERALIZED MORTGAGE OBLIGATIONS(3) — 15.8%
Private Sponsor Collateralized Mortgage Obligations — 11.0%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.59%, 4/1/18(4)	371,861	376,929
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 3.67%, 11/1/18, resets annually off the 1-year H15T1Y plus 2.25%	826,025	831,217
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37	483,248	499,129
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 3.53%, 4/1/18(4)	391,109	382,271
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.33%, 4/1/18(4)	1,065,580	1,057,207
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.55%, 4/1/18(4)	349,893	348,392
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 3.18%, 4/1/18, resets annually off the 1-year H15T1Y plus 2.15%	438,375	444,553
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	159,984	163,420
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	114,778	116,732
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	3,645	3,556
CSMC Trust, Series 2017-HL1, Class A3 SEQ, VRN, 3.50%, 4/1/18(1)(4)	905,176	906,823
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 3.34%, 4/1/18(4)	299,227	296,684
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 3.66%, 4/1/18(4)	1,393,688	1,282,450
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 3.62%, 4/1/18(4)	136,562	137,576
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 3.66%, 4/1/18(4)	137,935	138,761
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.61%, 4/1/18(4)	879,185	900,064
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 3.65%, 4/1/18(4)	395,825	387,457
JPMorgan Mortgage Trust, Series 2014-5, Class A1, VRN, 3.00%, 4/1/18(1)(4)	495,099	490,857
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.47%, 4/1/18(4)	505,961	521,211
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 3.53%, 4/1/18(4)	433,713	430,075

15

	Principal Amount	Value
Mill City Mortgage Loan Trust, Series 2017-2, Class A1, VRN, 2.75%, 4/1/18(1)(4)	$1,513,026	$1,502,713
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 4/1/18(1)(4)	2,181,987	2,232,094
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 3.37%, 4/25/18, resets monthly off the 1-month LIBOR plus 1.50%(1)	2,520,871	2,606,421
Sequoia Mortgage Trust, Series 2017-7, Class A4 SEQ, VRN, 3.50%, 4/1/18(1)(4)	1,892,049	1,901,817
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, VRN, 4.00%, 4/1/18(1)(4)	1,292,616	1,314,494
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 4/1/18(1)(4)	2,228,324	2,264,706
Sequoia Mortgage Trust, Series 2018-2, Class A4 SEQ, VRN, 3.50%, 4/1/18(1)(4)	985,065	989,714
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 3.50%, 4/1/18(4)	156,527	157,725
Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VRN, 3.91%, 4/25/18(4)	804,704	786,198
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.64%, 4/1/18(4)	383,448	377,997
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 3.28%, 4/1/18(4)	660,393	666,584
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 3.79%, 4/1/18(4)	720,003	745,815
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-H, Class A1, VRN, 3.37%, 4/1/18(4)	374,946	382,759
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 3.53%, 4/1/18(4)	224,445	230,391
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 3.74%, 4/1/18(4)	329,528	336,496
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 2A1, 5.50%, 1/25/36	656,517	655,632
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	716,741	713,941
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 3.60%, 4/1/18(4)	278,078	293,245
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 3.65%, 4/1/18(4)	332,348	343,228
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 3.65%, 4/1/18(4)	380,551	392,067
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR13, Class A1, VRN, SEQ, 2.17%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.30%	538,387	514,130
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 3.87%, 4/1/18(4)	372,545	378,073
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 4A8, VRN, 3.50%, 4/1/18(4)	1,260,000	1,287,284
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 6A3, VRN, 3.49%, 4/1/18(4)	563,226	568,545
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 3.93%, 4/1/18(4)	348,177	351,825
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	108,159	108,529
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-4, Class 2A1, 6.00%, 4/25/36	955,178	951,197
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-6, Class 1A16 SEQ, 5.75%, 5/25/36	615,046	617,749

16

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36	$264,751	$267,261
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A9 SEQ, 6.00%, 7/25/36	247,101	249,444
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 1A1, VRN, 3.97%, 4/1/18(4)	520,079	499,809
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 2A5 SEQ, VRN, 3.96%, 4/1/18(4)	1,020,530	998,538
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 3.60%, 4/1/18(4)	190,302	186,134
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 2A1, VRN, 3.58%, 4/1/18(4)	456,691	454,897
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 3.50%, 4/1/18(4)	515,024	521,302
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 3.75%, 4/1/18(4)	173,661	173,874
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1, VRN, 3.63%, 4/1/18(4)	108,398	107,283
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 3.60%, 4/1/18(4)	86,592	85,115
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 3.72%, 4/1/18(4)	578,735	569,342
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 3.70%, 4/1/18(4)	924,443	867,646
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A3, VRN, 3.75%, 4/1/18(4)	329,030	332,543
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 4.04%, 4/1/18(4)	738,046	705,163
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	187,614	184,323
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A36, 6.00%, 8/25/37	778,217	764,569
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-12, Class A7, 5.50%, 9/25/37	107,367	108,143
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	334,597	337,318
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	36,757	37,674
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	133,510	132,994
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	131,644	133,752
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 1A5 SEQ, 6.00%, 7/25/37	702,088	702,182
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 2A2, 6.00%, 7/25/37	628,746	633,971
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	54,798	57,818
		42,497,828
U.S. Government Agency Collateralized Mortgage Obligations — 4.8%
FHLMC, Series 2015-HQ2, Class M3, VRN, 5.12%, 4/25/18, resets monthly off the 1-month LIBOR plus 3.25%	550,000	622,644
FHLMC, Series 2016-DNA4, Class M2, VRN, 3.17%, 4/25/18, resets monthly off the 1-month LIBOR plus 1.30%	1,000,000	1,011,507
FHLMC, Series 2016-HQA3, Class M2, VRN, 3.22%, 4/25/18, resets monthly off the 1-month LIBOR plus 1.35%	1,250,000	1,272,576

17

	Principal Amount	Value
FHLMC, Series 2017-DNA2, Class M1, VRN, 3.07%, 4/25/18, resets monthly off the 1-month LIBOR plus 1.20%	$3,328,762	$3,366,254
FHLMC, Series 2706, Class BL SEQ, 3.50%, 11/15/18	21,372	21,418
FNMA, Series 2003-123, Class AY SEQ, 4.00%, 12/25/18	11,819	11,843
FNMA, Series 2003-125, Class AY SEQ, 4.00%, 12/25/18	70,729	70,814
FNMA, Series 2003-128, Class NG, 4.00%, 1/25/19	14,914	14,934
FNMA, Series 2004-17, Class CJ SEQ, 4.00%, 4/25/19	36,020	36,014
FNMA, Series 2006-60, Class KF, VRN, 2.17%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.30%	802,076	801,113
FNMA, Series 2009-33, Class FB, VRN, 2.69%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.82%	955,124	977,489
FNMA, Series 2014-C02, Class 1M2, VRN, 4.47%, 4/25/18, resets monthly off the 1-month LIBOR plus 2.60%	507,000	540,550
FNMA, Series 2014-C02, Class 2M2, VRN, 4.47%, 4/25/18, resets monthly off the 1-month LIBOR plus 2.60%	1,882,687	1,992,576
FNMA, Series 2016-C03, Class 2M2, VRN, 7.77%, 4/25/18, resets monthly off the 1-month LIBOR plus 5.90%	500,000	587,635
FNMA, Series 2016-C04, Class 1M2, VRN, 6.12%, 4/25/18, resets monthly off the 1-month LIBOR plus 4.25%	750,000	849,533
FNMA, Series 2017-C03, Class 1M2, VRN, 4.87%, 4/25/18, resets monthly off the 1-month LIBOR plus 3.00%	1,200,000	1,274,194
FNMA, Series 2017-C06, Class 2M1, VRN, 2.62%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.75%	710,155	711,122
FNMA, Series 2018-C02, Class 2M1, VRN, 2.52%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.65%	4,117,582	4,120,154
		18,282,370
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $60,006,719)		60,780,198
ASSET-BACKED SECURITIES(3) — 14.6%
Argent Securities, Inc., Series 2004-W8, Class M1, VRN, 2.70%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.83%	2,338,980	2,325,028
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A SEQ, 1.92%, 9/20/19(1)	1,615,000	1,612,105
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class B, 2.62%, 9/20/19(1)	750,000	749,447
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A SEQ, 2.46%, 7/20/20(1)	2,000,000	1,992,780
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(1)	675,000	675,104
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class B, 3.24%, 5/25/29(1)	436,135	426,922
Carlyle Global Market Strategies, Series 2014-1A, Class A1R2, VRN, 3.31%, 7/17/18, resets quarterly off the 3-month LIBOR plus 0.97%(1)(5)	750,000	750,000
CBAM Ltd., Series 2018-5A, Class A, VRN, 3.32%, 10/17/18, resets quarterly off the 3-month LIBOR plus 1.02%(1)	575,000	575,000
CBAM Ltd., Series 2018-5A, Class B1, VRN, 3.70%, 10/17/18, resets quarterly off the 3-month LIBOR plus 1.40%(1)	575,000	575,000
CIFC Funding Ltd., Series 2013-3RA, Class A2, VRN, 3.75%, 10/24/18, resets quarterly off the 3-month LIBOR plus 1.40%(1)(5)	575,000	575,000
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 3.03%, 4/17/18, resets monthly off the 1-month LIBOR plus 1.25%(1)	1,651,374	1,665,724

18

	Principal Amount	Value
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, VRN, 2.27%, 4/16/18, resets quarterly off the 3-month LIBOR plus 0.97%(1)	$600,000	$600,341
Dryden 64 CLO Ltd., Series 2018-64A, Class B, VRN, 3.62%, 10/18/18, resets quarterly off the 3-month LIBOR plus 1.40%(1)(5)	1,500,000	1,500,000
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(1)	121,347	121,245
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(1)	335,437	334,608
Enterprise Fleet Financing LLC, Series 2016-2, Class A2 SEQ, 1.74%, 2/22/22(1)	1,195,625	1,189,882
Enterprise Fleet Financing LLC, Series 2017-1, Class A2 SEQ, 2.13%, 7/20/22(1)	606,789	603,615
Enterprise Fleet Financing LLC, Series 2017-2, Class A2 SEQ, 1.97%, 1/20/23(1)	1,400,000	1,390,184
Hertz Fleet Lease Funding LP, Series 2016-1, Class A1, VRN, 2.84%, 4/10/18, resets monthly off the 1-month LIBOR plus 1.10%(1)	513,552	515,137
Hertz Vehicle Financing II LP, Series 2015-1A, Class A SEQ, 2.73%, 3/25/21(1)	2,550,000	2,531,741
Hertz Vehicle Financing II LP, Series 2016-3A, Class A SEQ, 2.27%, 7/25/20(1)	1,729,000	1,714,544
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2 SEQ, 1.83%, 8/25/19(1)	2,291,667	2,287,076
Hertz Vehicle Financing LLC, Series 2013-1A, Class B2, 2.48%, 8/25/19(1)	604,167	602,216
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(1)	487,130	481,976
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	368,626	362,046
Hilton Grand Vacations Trust, Series 2014-AA, Class B, VRN, 2.07%, 4/25/18(1)(4)	260,207	256,230
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(1)	501,051	494,586
Invitation Homes Trust, Series 2017-SFR2, Class B, VRN, 2.96%, 4/17/18, resets monthly off the 1-month LIBOR plus 1.15%(1)	1,300,000	1,308,770
Invitation Homes Trust, Series 2018-SFR1, Class C, VRN, 3.06%, 4/17/18, resets monthly off the 1-month LIBOR plus 1.25%(1)	2,000,000	2,016,468
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A SEQ, 2.51%, 5/20/30(1)	392,385	390,402
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(1)	545,862	536,224
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(1)	1,022,891	999,337
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(1)	578,901	571,441
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(1)	453,678	443,417
MVW Owner Trust, Series 2017-1A, Class B, 2.75%, 12/20/34(1)	2,160,034	2,108,549
Progress Residential 2018-SFR1 Trust, Series 2018-SFR1, Class C, 3.68%, 3/17/35(1)	1,250,000	1,249,777
Progress Residential Trust, Series 2016-SFR2, Class A SEQ, VRN, 3.21%, 4/17/18, resets monthly off the 1-month LIBOR plus 1.40%(1)	599,409	604,056

19

		Principal Amount	Value
Progress Residential Trust, Series 2017-SFR1, Class A SEQ, 2.77%, 8/17/34(1)		$1,072,471	$1,058,876
Progress Residential Trust, Series 2017-SFR2, Class A SEQ, 2.90%, 12/17/34(1)		2,375,000	2,345,194
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(1)		530,909	525,919
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(1)		310,797	309,672
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(1)		543,664	539,518
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A SEQ, 2.58%, 9/20/32(1)		521,656	520,604
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33(1)		457,831	459,012
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(1)		419,430	414,672
Symphony CLO XIX Ltd., Series 2018-19A, Class A, VRN, 3.30%, 10/16/18, resets quarterly off the 3-month LIBOR plus 0.96%(1)(5)		1,500,000	1,500,000
Towd Point Mortgage Trust, Series 2017-4, Class A1, VRN, 2.75%, 4/1/18(1)(4)		1,514,732	1,497,564
Towd Point Mortgage Trust, Series 2017-6, Class A1, VRN, 2.75%, 4/1/18(1)(4)		3,093,259	3,058,013
Volvo Financial Equipment Master Owner Trust, Series 2017-A, Class A, VRN, 2.28%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.50%(1)		2,950,000	2,967,103
Voya CLO Ltd., Series 2013-2A, Class A2AR, VRN, 3.71%, 7/25/18, resets quarterly off the 3-month LIBOR plus 1.40%(1)		1,000,000	1,000,000
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)		1,788,414	1,758,169
VSE VOI Mortgage LLC, Series 2017-A, Class B, 2.63%, 3/20/35(1)		1,041,775	1,021,279
TOTAL ASSET-BACKED SECURITIES (Cost $56,412,604)			56,111,573
U.S. TREASURY SECURITIES — 12.0%
U.S. Treasury Notes, 1.625%, 7/31/19		9,200,000	9,131,929
U.S. Treasury Notes, 1.50%, 8/15/20		1,800,000	1,765,426
U.S. Treasury Notes, 1.375%, 9/15/20		4,000,000	3,907,607
U.S. Treasury Notes, 1.625%, 10/15/20		13,000,000	12,765,166
U.S. Treasury Notes, 1.375%, 10/31/20(6)		2,000,000	1,950,431
U.S. Treasury Notes, 1.875%, 12/15/20		7,000,000	6,909,990
U.S. Treasury Notes, 2.25%, 4/30/21		10,000,000	9,952,848
TOTAL U.S. TREASURY SECURITIES (Cost $46,625,595)			46,383,397
SOVEREIGN GOVERNMENTS AND AGENCIES — 3.5%
Argentina — 0.3%
Argentine Republic Government International Bond, 6.25%, 4/22/19		1,000,000	1,030,000
Chile — 3.2%
Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/1/26	CLP	7,470,000,000	12,484,016
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $13,343,026)			13,514,016

20

	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES(3) — 3.4%
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(1)	$1,500,000	$1,493,403
Commercial Mortgage Trust, Series 2017-PANW, Class A SEQ, 3.24%, 10/10/29(1)	1,000,000	989,531
Core Industrial Trust, Series 2015-CALW, Class B, 3.25%, 2/10/34(1)	1,925,000	1,918,059
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(1)	1,000,000	997,380
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 2.48%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.70%(1)	1,350,000	1,353,086
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 4/10/18(1)(4)	2,500,000	2,498,582
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 2.68%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.90%(1)	1,650,000	1,651,007
Morgan Stanley Capital I Trust, Series 2014-CPT, Class AM, VRN, 3.40%, 4/1/18(1)(4)	1,400,000	1,406,748
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/18(1)(4)	1,000,000	993,330
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $13,555,620)		13,301,126
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(3) — 1.4%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(4) — 1.4%
FHLMC, VRN, 1.79%, 4/15/18	150,058	154,181
FHLMC, VRN, 1.84%, 4/15/18	119,172	122,755
FHLMC, VRN, 1.92%, 4/15/18	213,269	219,765
FHLMC, VRN, 2.07%, 4/15/18	582,402	579,702
FHLMC, VRN, 2.31%, 4/15/18	444,087	439,759
FHLMC, VRN, 2.62%, 4/15/18	403,043	420,895
FHLMC, VRN, 3.45%, 4/15/18	453,885	477,888
FHLMC, VRN, 3.47%, 4/15/18	96,814	99,367
FHLMC, VRN, 3.63%, 4/15/18	235,600	247,085
FHLMC, VRN, 3.63%, 4/15/18	93,624	97,588
FHLMC, VRN, 3.66%, 4/15/18	54,921	58,026
FHLMC, VRN, 3.79%, 4/15/18	355,459	365,629
FHLMC, VRN, 4.06%, 4/15/18	139,008	143,769
FHLMC, VRN, 4.08%, 4/15/18	237,861	247,841
FNMA, VRN, 3.00%, 4/25/18	417,749	422,356
FNMA, VRN, 3.14%, 4/25/18	221,920	229,970
FNMA, VRN, 3.14%, 4/25/18	330,857	343,232
FNMA, VRN, 3.32%, 4/25/18	444,174	452,524
FNMA, VRN, 3.44%, 4/25/18	105,216	109,667
FNMA, VRN, 3.56%, 4/25/18	6,616	6,916
FNMA, VRN, 3.56%, 4/25/18	46,163	47,883
		5,286,798
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities†
FHLMC, 5.50%, 12/1/36	1,888	2,067
FNMA, 5.00%, 7/1/20	9,150	9,315
FNMA, 5.50%, 7/1/36	2,077	2,277
		13,659
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $5,322,347)		5,300,457

21

Value
TEMPORARY CASH INVESTMENTS — 1.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.625%, 2/15/23 - 5/15/47, valued at $2,945,818), in a joint trading account at 1.45%, dated 3/29/18, due 4/2/18 (Delivery value $2,881,977)	$2,881,513
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 11/15/26, valued at $2,450,846), at 0.74%, dated 3/29/18, due 4/2/18 (Delivery value $2,402,198)	2,402,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,283,513)	5,283,513
TOTAL INVESTMENT SECURITIES — 101.1% (Cost $391,474,091)	389,746,613
OTHER ASSETS AND LIABILITIES — (1.1)%	(4,143,111)
TOTAL NET ASSETS — 100.0%	$385,603,502

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	3,817,483	USD	2,985,119	UBS AG	6/13/18	$(52,680)
USD	240,435	AUD	312,547	UBS AG	6/13/18	348
BRL	5,507,686	USD	1,661,394	Goldman Sachs & Co.	6/13/18	(2,972)
USD	1,685,493	BRL	5,507,686	Goldman Sachs & Co.	6/13/18	27,072
CAD	2,726,928	USD	2,108,608	JPMorgan Chase Bank N.A.	6/13/18	10,792
CHF	203,922	USD	216,715	UBS AG	6/13/18	(2,163)
USD	2,370,237	CHF	2,217,120	UBS AG	6/13/18	37,542
USD	12,392,658	CLP	7,480,084,500	Goldman Sachs & Co.	6/13/18	8,161
EUR	534,857	USD	668,052	JPMorgan Chase Bank N.A.	6/13/18	(6,580)
USD	667,723	EUR	534,857	JPMorgan Chase Bank N.A.	6/13/18	6,250
USD	4,316,081	HUF	1,081,955,248	JPMorgan Chase Bank N.A.	6/13/18	34,883
USD	276,125	HUF	69,122,479	JPMorgan Chase Bank N.A.	6/13/18	2,614
IDR	56,820,382,164	USD	4,094,277	Goldman Sachs & Co.	6/20/18	20,746
USD	261,497	IDR	3,628,266,003	Goldman Sachs & Co.	6/20/18	(1,268)
USD	2,119,013	ILS	7,299,152	Goldman Sachs & Co.	6/13/18	29,140
INR	125,037,539	USD	1,912,766	Goldman Sachs & Co.	6/13/18	(6,383)
JPY	511,119,180	USD	4,851,837	JPMorgan Chase Bank N.A.	6/13/18	(26,056)
USD	441,274	JPY	46,549,656	JPMorgan Chase Bank N.A.	6/13/18	1,771
KRW	303,357,390	USD	283,379	Goldman Sachs & Co.	6/13/18	2,693
USD	4,264,422	KRW	4,560,159,606	Goldman Sachs & Co.	6/13/18	(35,895)
MYR	16,764,281	USD	4,295,780	Goldman Sachs & Co.	6/13/18	42,493
USD	414,107	MYR	1,625,330	Goldman Sachs & Co.	6/13/18	(6,497)
NOK	32,940,676	USD	4,234,886	JPMorgan Chase Bank N.A.	6/13/18	(23,522)
USD	287,650	NOK	2,210,481	JPMorgan Chase Bank N.A.	6/13/18	5,047
USD	4,181,668	NZD	5,736,406	UBS AG	6/13/18	36,988
PEN	6,198,516	USD	1,925,603	Goldman Sachs & Co.	6/13/18	(8,532)
PLN	1,087,550	USD	320,865	Goldman Sachs & Co.	6/13/18	(2,769)
USD	4,298,048	PLN	14,581,557	Goldman Sachs & Co.	6/13/18	33,103
RUB	124,499,896	USD	2,172,773	Goldman Sachs & Co.	6/13/18	(18,116)
USD	219,318	RUB	12,723,235	Goldman Sachs & Co.	6/13/18	(877)
USD	1,507,076	THB	47,054,677	Goldman Sachs & Co.	6/13/18	(1,304)
						$104,029

22

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	618	June 2018	USD	123,600,000	$131,392,594	$(30,856)

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bobl 5-Year Bonds	133	June 2018	EUR	13,300,000	$21,479,037	$(136,067)
U.S. Treasury 10-Year Notes	139	June 2018	USD	13,900,000	16,838,547	(126,281)
U.S. Treasury 5-Year Notes	173	June 2018	USD	17,300,000	19,801,742	(59,389)
					$58,119,326	$(321,737)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type*	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value**
Markit CDX North America High Yield Index Series 29	Sell	5.00%	12/20/22	$6,950,000	$507,243	$(46,853)	$460,390
Markit CDX North America Investment Grade Index Series 29	Sell	1.00%	12/20/22	$6,000,000	107,492	5,802	113,294
					$614,735	$(41,051)	$573,684

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

23

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CHF	-	Swiss Franc
CLP	-	Chilean Peso
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korean Won
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PEN	-	Peruvian Sol
PLN	-	Polish Zloty
resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
RUB	-	Russian Ruble
SEQ	-	Sequential Payer
THB	-	Thai Baht
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
†     Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $111,025,484, which represented 28.8% of total net assets.

(2)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(3)	Final maturity date indicated, unless otherwise noted.

(4)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(5)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(6)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts, and/or swap agreements. At the period end, the aggregate value of securities pledged was $814,668.

See Notes to Financial Statements.

24

Statement of Assets and Liabilities

MARCH 31, 2018
Assets
Investment securities, at value (cost of $391,474,091)	$389,746,613
Cash	9,266
Foreign currency holdings, at value (cost of $22,297)	22,364
Receivable for investments sold	1,063,359
Receivable for capital shares sold	227,434
Receivable for variation margin on swap agreements	32,493
Unrealized appreciation on forward foreign currency exchange contracts	299,643
Interest receivable	2,260,354
393,661,526

Liabilities
Payable for investments purchased	7,293,845
Payable for capital shares redeemed	308,551
Payable for variation margin on futures contracts	42,002
Unrealized depreciation on forward foreign currency exchange contracts	195,614
Accrued management fees	180,073
Distribution and service fees payable	14,000
Dividends payable	23,939
8,058,024

Net Assets	$385,603,502

Net Assets Consist of:
Capital paid in	$396,940,185
Distributions in excess of net investment income	(134,341)
Accumulated net realized loss	(9,185,380)
Net unrealized depreciation	(2,016,962)
$385,603,502

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$233,033,049	22,998,821	$10.13
I Class	$42,465,721	4,191,298	$10.13
A Class	$20,903,357	2,063,162	$10.13*
C Class	$9,461,647	933,426	$10.14
R Class	$399,043	39,352	$10.14
R5 Class	$21,699,024	2,141,688	$10.13
R6 Class	$57,641,661	5,692,798	$10.13
*Maximum offering price $10.36 (net asset value divided by 0.9775).

See Notes to Financial Statements.

25

Statement of Operations

YEAR ENDED MARCH 31, 2018
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $11,283)	$10,030,055

Expenses:
Management fees	2,157,199
Distribution and service fees:
A Class	82,928
C Class	123,589
R Class	2,343
Trustees' fees and expenses	23,551
Other expenses	9,628
2,399,238

Net investment income (loss)	7,630,817

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,127,189)
Forward foreign currency exchange contract transactions	(75,237)
Futures contract transactions	(388,891)
Swap agreement transactions	224,302
Foreign currency translation transactions	(5,759)
(1,372,774)

Change in net unrealized appreciation (depreciation) on:
Investments	(2,772,522)
Forward foreign currency exchange contracts	104,029
Futures contracts	(289,361)
Swap agreements	(94,731)
Translation of assets and liabilities in foreign currencies	131
(3,052,454)

Net realized and unrealized gain (loss)	(4,425,228)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,205,589

See Notes to Financial Statements.

26

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2018 AND MARCH 31, 2017
Increase (Decrease) in Net Assets	March 31, 2018	March 31, 2017
Operations
Net investment income (loss)	$7,630,817	$5,415,969
Net realized gain (loss)	(1,372,774)	(872,656)
Change in net unrealized appreciation (depreciation)	(3,052,454)	1,200,833
Net increase (decrease) in net assets resulting from operations	3,205,589	5,744,146

Distributions to Shareholders
From net investment income:
Investor Class	(5,193,289)	(3,780,249)
I Class	(585,101)	—
A Class	(588,698)	(777,415)
C Class	(125,994)	(111,242)
R Class	(7,153)	(8,200)
R5 Class	(907,349)	(1,047,769)
R6 Class	(683,301)	—
Decrease in net assets from distributions	(8,090,885)	(5,724,875)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	5,375,109	15,265,389

Net increase (decrease) in net assets	489,813	15,284,660

Net Assets
Beginning of period	385,113,689	369,829,029
End of period	$385,603,502	$385,113,689

Undistributed (distributions in excess of) net investment income	$(134,341)	$25,147

See Notes to Financial Statements.

27

Notes to Financial Statements

MARCH 31, 2018

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to maximize total return. As a secondary objective, the fund seeks a high level of income.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R5 Class (formerly Institutional Class) and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the I Class and R6 Class commenced on April 10, 2017 and July 28, 2017, respectively.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share.
Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been

28

declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements on futures contracts, forward commitments, swap agreements and certain forward foreign currency exchange contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

29

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 8% of the shares of the fund.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2018 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2925% to 0.4100%	0.2500% to 0.3100%	0.59%
I Class		0.1500% to 0.2100%	0.49%
A Class		0.2500% to 0.3100%	0.59%
C Class		0.2500% to 0.3100%	0.59%
R Class		0.2500% to 0.3100%	0.59%
R5 Class		0.0500% to 0.1100%	0.39%
R6 Class		0.0000% to 0.0600%	0.34%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2018 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules

30

and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2018 totaled $363,101,511, of which $189,652,218 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2018 totaled $342,600,722, of which $229,339,552 represented U.S. Treasury and Government Agency obligations.

31

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2018(1)		Year ended March 31, 2017
	Shares	Amount	Shares	Amount
Investor Class
Sold	14,129,656	$144,704,883	10,617,160	$108,946,903
Issued in reinvestment of distributions	482,115	4,926,670	337,890	3,470,316
Redeemed	(16,442,496)	(168,132,709)	(8,044,054)	(82,558,964)
	(1,830,725)	(18,501,156)	2,910,996	29,858,255
I Class			N/A
Sold	6,792,067	69,571,697
Issued in reinvestment of distributions	50,386	513,857
Redeemed	(2,651,155)	(27,088,710)
	4,191,298	42,996,844
A Class
Sold	445,592	4,564,821	2,630,311	26,989,461
Issued in reinvestment of distributions	46,451	474,806	67,545	693,886
Redeemed	(3,497,498)	(35,762,511)	(3,605,331)	(37,028,158)
	(3,005,455)	(30,722,884)	(907,475)	(9,344,811)
C Class
Sold	217,421	2,227,369	358,144	3,678,595
Issued in reinvestment of distributions	10,706	109,486	8,949	91,936
Redeemed	(782,038)	(8,010,992)	(724,355)	(7,435,579)
	(553,911)	(5,674,137)	(357,262)	(3,665,048)
R Class
Sold	8,772	89,667	37,342	383,821
Issued in reinvestment of distributions	688	7,035	791	8,130
Redeemed	(20,990)	(214,740)	(51,377)	(527,359)
	(11,530)	(118,038)	(13,244)	(135,408)
R5 Class
Sold	720,356	7,393,228	2,314,208	23,769,237
Issued in reinvestment of distributions	83,490	854,886	102,567	1,047,769
Redeemed	(4,792,710)	(49,148,126)	(2,556,585)	(26,264,605)
	(3,988,864)	(40,900,012)	(139,810)	(1,447,599)
R6 Class			N/A
Sold	5,983,832	61,266,395
Issued in reinvestment of distributions	67,597	683,301
Redeemed	(358,631)	(3,655,204)
	5,692,798	58,294,492
Net increase (decrease)	493,611	$5,375,109	1,493,205	$15,265,389

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the I Class and July 28, 2017 (commencement of sale) through March 31, 2018 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

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•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$189,072,333	—
Collateralized Mortgage Obligations	—	60,780,198	—
Asset-Backed Securities	—	56,111,573	—
U.S. Treasury Securities	—	46,383,397	—
Sovereign Governments and Agencies	—	13,514,016	—
Commercial Mortgage-Backed Securities	—	13,301,126	—
U.S. Government Agency Mortgage-Backed Securities	—	5,300,457	—
Temporary Cash Investments	—	5,283,513	—
	—	$389,746,613	—
Other Financial Instruments
Swap Agreements	—	$573,684	—
Forward Foreign Currency Exchange Contracts	—	299,643	—
	—	$873,327	—

Liabilities
Other Financial Instruments
Futures Contracts	$216,526	$136,067	—
Forward Foreign Currency Exchange Contracts	—	195,614	—
	$216,526	$331,681	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap

33

agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $10,633,333.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $48,185,535.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $90,033,333 futures contracts purchased and $22,606,710 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $68,716,757.

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Value of Derivative Instruments as of March 31, 2018

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$32,493	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	299,643	Unrealized depreciation on forward foreign currency exchange contracts	$195,614
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	42,002
		$332,136		$237,616

*	Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2018

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$360,833	Change in net unrealized appreciation (depreciation) on swap agreements	$(94,731)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(75,237)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	104,029
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(388,891)	Change in net unrealized appreciation (depreciation) on futures contracts	(289,361)
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(136,531)	Change in net unrealized appreciation (depreciation) on swap agreements	—
		$(239,826)		$(280,063)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$8,090,885	$5,724,875
Long-term capital gains	—	—

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The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$391,595,395
Gross tax appreciation of investments	$1,427,477
Gross tax depreciation of investments	(3,276,259)
Net tax appreciation (depreciation) of investments	(1,848,782)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(8,863)
Net tax appreciation (depreciation)	$(1,857,645)
Other book-to-tax adjustments	$(432)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(4,426,135)
Accumulated long-term capital losses	$(4,987,148)
Late-year ordinary loss deferral	$(65,323)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on futures contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$10.25	0.20	(0.11)	0.09	(0.21)	—	(0.21)	$10.13	0.88%	0.60%	1.94%	89%	$233,033
2017	$10.25	0.16	0.01	0.17	(0.17)	—	(0.17)	$10.25	1.65%	0.60%	1.56%	85%	$254,540
2016	$10.33	0.14	(0.05)	0.09	(0.17)	—	(0.17)	$10.25	0.87%	0.60%	1.37%	73%	$224,708
2015	$10.42	0.17	(0.06)	0.11	(0.20)	—	(0.20)	$10.33	1.02%	0.60%	1.61%	56%	$217,035
2014	$10.54	0.12	(0.09)	0.03	(0.14)	(0.01)	(0.15)	$10.42	0.28%	0.60%	1.11%	94%	$293,408
I Class
2018(3)	$10.25	0.21	(0.12)	0.09	(0.21)	—	(0.21)	$10.13	0.92%	0.50%(4)	2.10%(4)	89%(5)	$42,466
A Class
2018	$10.25	0.17	(0.11)	0.06	(0.18)	—	(0.18)	$10.13	0.62%	0.85%	1.69%	89%	$20,903
2017	$10.25	0.13	0.01	0.14	(0.14)	—	(0.14)	$10.25	1.40%	0.85%	1.31%	85%	$51,956
2016	$10.33	0.11	(0.05)	0.06	(0.14)	—	(0.14)	$10.25	0.62%	0.85%	1.12%	73%	$61,261
2015	$10.42	0.14	(0.06)	0.08	(0.17)	—	(0.17)	$10.33	0.77%	0.85%	1.36%	56%	$56,703
2014	$10.54	0.09	(0.08)	0.01	(0.12)	(0.01)	(0.13)	$10.42	0.03%	0.85%	0.86%	94%	$91,390

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2018	$10.26	0.09	(0.10)	(0.01)	(0.11)	—	(0.11)	$10.14	(0.13)%	1.60%	0.94%	89%	$9,462
2017	$10.26	0.06	0.01	0.07	(0.07)	—	(0.07)	$10.26	0.64%	1.60%	0.56%	85%	$15,254
2016	$10.34	0.04	(0.05)	(0.01)	(0.07)	—	(0.07)	$10.26	(0.13)%	1.60%	0.37%	73%	$18,919
2015	$10.43	0.06	(0.06)	—	(0.09)	—	(0.09)	$10.34	0.02%	1.60%	0.61%	56%	$23,414
2014	$10.54	0.01	(0.08)	(0.07)	(0.03)	(0.01)	(0.04)	$10.43	(0.66)%	1.60%	0.11%	94%	$29,431
R Class
2018	$10.26	0.15	(0.11)	0.04	(0.16)	—	(0.16)	$10.14	0.37%	1.10%	1.44%	89%	$399
2017	$10.26	0.11	0.01	0.12	(0.12)	—	(0.12)	$10.26	1.15%	1.10%	1.06%	85%	$522
2016	$10.34	0.09	(0.05)	0.04	(0.12)	—	(0.12)	$10.26	0.37%	1.10%	0.87%	73%	$658
2015	$10.43	0.11	(0.06)	0.05	(0.14)	—	(0.14)	$10.34	0.52%	1.10%	1.11%	56%	$1,199
2014	$10.55	0.06	(0.08)	(0.02)	(0.09)	(0.01)	(0.10)	$10.43	(0.22)%	1.10%	0.61%	94%	$1,613
R5 Class(6)
2018	$10.25	0.21	(0.10)	0.11	(0.23)	—	(0.23)	$10.13	1.08%	0.40%	2.14%	89%	$21,699
2017	$10.25	0.18	0.01	0.19	(0.19)	—	(0.19)	$10.25	1.85%	0.40%	1.76%	85%	$62,843
2016	$10.33	0.16	(0.05)	0.11	(0.19)	—	(0.19)	$10.25	1.07%	0.40%	1.57%	73%	$64,283
2015	$10.42	0.19	(0.06)	0.13	(0.22)	—	(0.22)	$10.33	1.22%	0.40%	1.81%	56%	$50,715
2014	$10.54	0.14	(0.09)	0.05	(0.16)	(0.01)	(0.17)	$10.42	0.48%	0.40%	1.31%	94%	$39,239
R6 Class
2018(7)	$10.27	0.16	(0.14)	0.02	(0.16)	—	(0.16)	$10.13	0.22%	0.35%(4)	2.31%(4)	89%(5)	$57,642

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(6)	Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

(7)	July 28, 2017 (commencement of sale) through March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Short Duration Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Fund (one of the twelve funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2018, the related statement of operations for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

40

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None

41

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

42

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

43

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92285 1805

Annual Report

March 31, 2018

Short Duration Inflation Protection Bond Fund
Investor Class (APOIX)
I Class (APOHX)
Y Class (APOYX)
A Class (APOAX)
C Class (APOCX)
R Class (APORX)
R5 Class (APISX)
R6 Class (APODX)
G Class (APOGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Rally Rolled On, Until Volatility Resurfaced

For most of the 12-month period, broad U.S. stock and bond indices generated positive returns. Stocks generally rallied against a backdrop of robust corporate earnings results, steady economic growth, relatively low interest rates, and U.S. tax reform. For bonds, modest economic gains, relatively muted inflation, and gradual—and well telegraphed—tightening from the Federal Reserve (the Fed) continued to support positive performance.

Then, in early February, a force that was largely dormant during 2017—volatility—re-emerged. Robust U.S. wage growth triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. Treasury yields climbed to their highest levels in several years, and stock prices plunged into correction territory. Economic data released in March helped calm the unrest, while the Fed's March rate hike, which investors had expected, had little impact. Markets recovered much of the previous weeks’ losses, until a fresh round of worries emerged. President Trump announced the U.S. would implement tariffs on certain imports from China, sparking fears of a global trade war and triggering a flight to quality in the financial markets.

Despite the resurgence of volatility late in the period, U.S. stocks (S&P 500 Index) delivered a total return of 13.99% for the 12 months. Continuing a long-standing trend, growth stocks significantly outperformed their value counterparts across the capitalization spectrum. Meanwhile, the March flight to quality helped bonds hang onto the modest gains generated ahead of the market turbulence, and investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned 1.20% for the 12-month period.

With inflationary pressures mounting, Treasury yields rising, volatility resurfacing, and the implications of tax reform still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	APOIX	0.05%	-0.18%	2.08%	—	5/31/05
Bloomberg Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index	—	0.14%	0.07%	1.61%	—	—
I Class	APOHX	—	—	—	0.22%	4/10/17
Y Class	APOYX	—	—	—	0.29%	4/10/17
A Class	APOAX					5/31/05
No sales charge		-0.21%	-0.42%	1.83%	—
With sales charge		-2.50%	-0.87%	1.60%	—
C Class	APOCX	-0.99%	-1.18%	1.06%	—	5/31/05
R Class	APORX	-0.45%	-0.66%	1.57%	—	5/31/05
R5 Class	APISX	0.25%	0.02%	2.29%	—	5/31/05
R6 Class	APODX	0.29%	—	—	0.63%	7/26/13
G Class	APOGX	—	—	—	0.66%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. Prior to August 31, 2011, the A Class had a maximum initial sales charge of 4.50%. The maximum initial sales charge is now 2.25%. Performance prior to that date has been adjusted to reflect this change in the initial sales charge. Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2008
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2018
Investor Class — $12,285

Bloomberg Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index — $11,732

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.57%	0.47%	0.37%	0.82%	1.57%	1.07%	0.37%	0.32%	0.32%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, Jim Platz, and Miguel Castillo

Performance Summary

Short Duration Inflation Protection Bond advanced 0.05%* for the 12 months ended March 31, 2018. By comparison, the Bloomberg Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index gained 0.14%. Fund returns reflect operating expenses, while index returns do not.

Short Duration Inflation Protection Bond’s absolute return reflected the challenges for short-duration (less price sensitivity to interest rate changes) TIPS during the reporting period. Short-maturity Treasury yields increased significantly, while inflation expectations dipped dramatically early in the period, before rebounding and ending March 2018 slightly higher than they were a year earlier.

The trailing 12-month headline inflation rate (as measured by the Consumer Price Index, or CPI) started and ended the period at 2.4%, after falling during the first three months and climbing steadily thereafter. This was mostly due to volatility in gasoline prices. Core CPI rose 2.1%, recording the largest 12-month increase since February 2017. Meanwhile, after declining sharply early in the period, long-term inflation expectations, as measured by the 10-year breakeven rate (the yield difference between nominal 10-year Treasuries and 10-year TIPS), trended higher. The breakeven rate ended the period at 206 basis points (one basis point equals 0.01%), only 8 basis points higher than it was in March 2017. Theoretically, this rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required for TIPS to outperform Treasuries during that period (2.06% or higher).

The Federal Reserve (the Fed) continued to normalize monetary policy by reducing its balance sheet, hiking its target interest rate three times and reiterating its commitment to raising rates. This factor helped drive short-maturity Treasury yields higher, while improving economic growth and rising inflation expectations, particularly later in the reporting period, pushed longer-maturity Treasury yields higher. Overall, shorter-maturity rates increased at a greater pace than longer-maturity rates, causing the Treasury yield curve to flatten and leading to better relative performance for securities with longer durations (greater price sensitivity to interest rate changes). In general, spread (non-Treasury) sectors outperformed Treasury securities for the 12-month period, and the fund’s exposure to these non-index securities aided performance.

Exposure to Non-Index Corporate, Securitized Bonds Aided Relative Results

Approximately 83% of the portfolio was invested in TIPS at the end of the reporting period. The remainder included out-of-index allocations to securitized bonds, investment-grade and high-yield corporate bonds, and select U.S. dollar-denominated emerging markets bonds. The portfolio’s position in high-yield corporate bonds was a prominent contributor to performance. Despite heightened volatility late in the period, these securities advanced on strong economic gains, robust corporate profits, equity market strength, rising oil prices, and investors’ continued demand for yield. Securitized bonds, including non-agency collateralized mortgage obligations, also contributed to performance, as did our allocation to emerging markets bonds.

To diversify inflation protection, we used inflation "swaps" to create an inflation "overlay" for the non-inflation-linked corporate and securitized securities. Inflation swaps are fixed-maturity

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk. Overall, this strategy, combined with the portfolio’s TIPS, positioned the portfolio with greater sensitivity to inflation than the index, which contributed to results as inflation expectations increased.

In late 2017, we initiated an out-of-index position designed to take advantage of likely flattening of Brazil’s yield curve, which had been historically steep due to central bank easing and adverse political events. This position was a modest contributor to results, as the curve flattened during the first quarter of 2018.

Portfolio Positioning

Portfolio positioning continues to reflect our observations that year-over-year core inflation in the U.S. is trending higher and will eventually reach the Fed’s 2% target. Stabilization in commodity prices coupled with solid global growth and modest wage growth remain supportive of higher inflation. Following the March 2018 rate hike, we expect the Fed will continue to normalize rates and stick to its stated goal of raising short-term rates two more times in 2018. We believe solid growth data, which should lead to modest gains in gross domestic product growth, and a gradual uptick in inflation support the Fed’s rate-tightening strategy.

6

Fund Characteristics

MARCH 31, 2018
Portfolio at a Glance
Average Duration (effective)	2.8 years
Weighted Average Life	3.1 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	83.0%
Asset-Backed Securities	4.5%
Corporate Bonds	4.0%
Collateralized Mortgage Obligations	3.5%
Commercial Mortgage-Backed Securities	0.9%
Sovereign Governments and Agencies	0.1%
Temporary Cash Investments	4.0%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period(1) 10/1/17 - 3/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,002.30	$2.85	0.57%
I Class	$1,000	$1,002.80	$2.35	0.47%
Y Class	$1,000	$1,003.40	$1.85	0.37%
A Class	$1,000	$1,001.00	$4.09	0.82%
C Class	$1,000	$996.90	$7.82	1.57%
R Class	$1,000	$999.70	$5.33	1.07%
R5 Class	$1,000	$1,003.40	$1.85	0.37%
R6 Class	$1,000	$1,003.60	$1.60	0.32%
G Class	$1,000	$1,004.70	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,022.09	$2.87	0.57%
I Class	$1,000	$1,022.59	$2.37	0.47%
Y Class	$1,000	$1,023.09	$1.87	0.37%
A Class	$1,000	$1,020.84	$4.13	0.82%
C Class	$1,000	$1,017.10	$7.90	1.57%
R Class	$1,000	$1,019.60	$5.39	1.07%
R5 Class	$1,000	$1,023.09	$1.87	0.37%
R6 Class	$1,000	$1,023.34	$1.61	0.32%
G Class	$1,000	$1,024.88	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2018

	Principal Amount	Value
U.S. TREASURY SECURITIES — 83.0%
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20	$86,553,200	$88,414,915
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/20(1)	201,875,020	201,077,838
U.S. Treasury Inflation Indexed Notes, 1.25%, 7/15/20	177,500,390	182,208,949
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	70,262,120	71,858,774
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/21	364,837,824	361,724,127
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	49,496,400	50,087,743
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	75,739,995	74,917,298
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/22	115,034,776	113,387,270
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	6,036,912	5,974,884
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	189,025,760	185,827,089
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	39,947,250	39,805,268
TOTAL U.S. TREASURY SECURITIES (Cost $1,386,983,316)		1,375,284,155
ASSET-BACKED SECURITIES(5) — 4.5%
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A SEQ, 2.46%, 7/20/20(2)	5,200,000	5,181,229
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(2)	2,625,000	2,625,404
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class B, 3.24%, 5/25/29(2)	1,764,364	1,727,092
Carlyle Global Market Strategies, Series 2014-1A, Class A1R2, VRN, 3.31%, 7/17/18, resets quarterly off the 3-month LIBOR plus 0.97%(2)(3)	2,500,000	2,500,000
CBAM Ltd., Series 2018-5A, Class A, VRN, 3.32%, 10/17/18, resets quarterly off the 3-month LIBOR plus 1.02%(2)	2,175,000	2,175,000
CBAM Ltd., Series 2018-5A, Class B1, VRN, 3.70%, 10/17/18, resets quarterly off the 3-month LIBOR plus 1.40%(2)	2,275,000	2,275,000
CIFC Funding Ltd., Series 2013-3RA, Class A2, VRN, 3.75%, 10/24/18, resets quarterly off the 3-month LIBOR plus 1.40%(2)(3)	2,500,000	2,500,000
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 3.03%, 4/17/18, resets monthly off the 1-month LIBOR plus 1.25%(2)	5,883,754	5,934,884
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, VRN, 2.74%, 4/15/18, resets quarterly off the 3-month LIBOR plus 0.97%(2)	2,575,000	2,576,465
Enterprise Fleet Financing LLC, Series 2016-2, Class A2 SEQ, 1.74%, 2/22/22(2)	4,086,312	4,066,687
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2 SEQ, 1.83%, 8/25/19(2)	3,708,333	3,700,904
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(2)	287,407	284,366
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	1,076,967	1,057,743
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(2)	1,965,661	1,940,300
Invitation Homes Trust, Series 2018-SFR1, Class B, VRN, 2.76%, 4/17/18, resets monthly off the 1-month LIBOR plus 0.95%(2)	3,875,000	3,912,111
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(2)	1,003,428	990,498

10

	Principal Amount	Value
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(2)	$1,754,220	$1,714,547
Progress Residential Trust, Series 2016-SFR2, Class A SEQ, VRN, 3.21%, 4/17/18, resets monthly off the 1-month LIBOR plus 1.40%(2)	2,447,586	2,466,563
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(2)	2,139,407	2,119,297
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(2)	513,178	509,264
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A SEQ, 2.58%, 9/20/32(2)	2,114,081	2,109,816
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(2)	1,612,475	1,594,184
Symphony CLO XIX Ltd., Series 2018-19A, Class A, VRN, 3.30%, 10/16/18, resets quarterly off the 3-month LIBOR plus 0.96%(2)(3)	5,500,000	5,500,000
Towd Point Mortgage Trust, Series 2017-3, Class M1, VRN, 3.50%, 4/1/18(2)(4)	5,000,000	4,927,498
Towd Point Mortgage Trust, Series 2018-1, Class A1 SEQ, VRN, 3.00%, 4/1/18(2)(4)	2,456,232	2,449,273
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(2)	2,503,780	2,461,437
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(2)	4,926,730	4,807,016
TOTAL ASSET-BACKED SECURITIES (Cost $74,499,712)		74,106,578
CORPORATE BONDS — 4.0%
Auto Components — 0.2%
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23	3,090,000	3,117,037
ZF North America Capital, Inc., 4.00%, 4/29/20(2)	644,000	651,245
		3,768,282
Automobiles — 0.1%
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	300,000	300,738
Ford Motor Credit Co. LLC, 2.375%, 3/12/19	1,000,000	994,760
General Motors Financial Co., Inc., 3.25%, 5/15/18	1,000,000	1,000,279
		2,295,777
Banks — 0.3%
Banco de Credito del Peru, 2.25%, 10/25/19(2)	1,400,000	1,383,830
CIT Group, Inc., 5.375%, 5/15/20	1,200,000	1,240,500
QNB Finansbank AS, MTN, 6.25%, 4/30/19	2,200,000	2,245,668
		4,869,998
Chemicals†
LyondellBasell Industries NV, 5.00%, 4/15/19	200,000	203,069
Containers and Packaging — 0.2%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 4.625%, 5/15/23(2)	2,000,000	2,015,000
Ball Corp., 4.375%, 12/15/20	950,000	969,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	998,181	1,011,906
		3,995,906
Diversified Financial Services — 0.1%
Ally Financial, Inc., 3.60%, 5/21/18	1,500,000	1,501,875
MUFG Union Bank N.A., 2.625%, 9/26/18	390,000	389,795
		1,891,670

11

	Principal Amount	Value
Equity Real Estate Investment Trusts (REITs) — 0.1%
Equinix, Inc., 5.375%, 4/1/23	$1,000,000	$1,026,250
Food and Staples Retailing — 0.1%
Dollar Tree, Inc., 5.75%, 3/1/23	1,160,000	1,214,653
Gas Utilities — 0.1%
Energy Transfer Equity LP, 7.50%, 10/15/20	727,000	784,705
Magellan Midstream Partners LP, 6.55%, 7/15/19	270,000	281,769
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.125%, 11/15/19	1,250,000	1,256,250
		2,322,724
Health Care Equipment and Supplies†
Mallinckrodt International Finance SA, 3.50%, 4/15/18	500,000	499,800
Health Care Providers and Services — 0.6%
DaVita, Inc., 5.75%, 8/15/22	1,515,000	1,555,905
DaVita, Inc., 5.125%, 7/15/24	1,516,000	1,482,837
Fresenius Medical Care US Finance II, Inc., 4.125%, 10/15/20(2)	1,580,000	1,607,970
HCA, Inc., 4.25%, 10/15/19	3,280,000	3,312,800
HCA, Inc., 7.69%, 6/15/25	100,000	110,750
Tenet Healthcare Corp., 4.75%, 6/1/20	2,370,000	2,399,625
		10,469,887
Hotels, Restaurants and Leisure — 0.1%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(2)	1,030,000	1,035,150
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24	1,000,000	972,500
		2,007,650
Household Durables — 0.2%
Lennar Corp., 2.95%, 11/29/20(2)	2,350,000	2,303,235
Toll Brothers Finance Corp., 4.00%, 12/31/18	1,480,000	1,492,876
		3,796,111
Household Products — 0.1%
Spectrum Brands, Inc., 6.625%, 11/15/22	1,200,000	1,242,000
Internet Software and Services — 0.1%
Symantec Corp., 4.20%, 9/15/20	1,200,000	1,217,758
Media — 0.4%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 2/15/23	2,380,000	2,401,420
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(2)	1,450,000	1,452,494
Sirius XM Radio, Inc., 6.00%, 7/15/24(2)	2,450,000	2,529,625
		6,383,539
Metals and Mining — 0.3%
Alcoa Nederland Holding BV, 6.75%, 9/30/24(2)	3,600,000	3,870,000
Steel Dynamics, Inc., 5.25%, 4/15/23	1,500,000	1,524,375
		5,394,375
Multi-Utilities — 0.1%
CMS Energy Corp., 8.75%, 6/15/19	205,000	218,133
IPALCO Enterprises, Inc., 3.45%, 7/15/20	700,000	703,570
		921,703
Oil, Gas and Consumable Fuels — 0.3%
Encana Corp., 3.90%, 11/15/21	1,100,000	1,114,882
Petroleos Mexicanos, 6.00%, 3/5/20	160,000	167,080

12

	Principal Amount	Value
Petroleos Mexicanos, 6.375%, 2/4/21	$2,700,000	$2,883,600
		4,165,562
Pharmaceuticals — 0.2%
Quintiles IMS, Inc., 4.875%, 5/15/23(2)	2,530,000	2,590,088
Semiconductors and Semiconductor Equipment — 0.1%
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(2)	1,050,000	1,068,375
Technology Hardware, Storage and Peripherals — 0.3%
Dell International LLC / EMC Corp., 5.875%, 6/15/21(2)	900,000	923,625
Dell International LLC / EMC Corp., 3.48%, 6/1/19(2)	800,000	803,791
EMC Corp., 2.65%, 6/1/20	1,950,000	1,885,334
Seagate HDD Cayman, 4.25%, 3/1/22(2)	667,000	660,022
		4,272,772
Wireless Telecommunication Services†
Sprint Communications, Inc., 9.00%, 11/15/18(2)	371,000	383,058
TOTAL CORPORATE BONDS (Cost $66,841,327)		66,001,007
COLLATERALIZED MORTGAGE OBLIGATIONS(5) — 3.5%
Private Sponsor Collateralized Mortgage Obligations — 2.8%
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	65,662	67,630
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.59%, 4/1/18(4)	557,792	565,394
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.67%, 4/1/18(4)	853,341	834,221
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 3.67%, 4/1/18, resets annually off the 1-year H15T1Y plus 2.25%	1,263,808	1,271,752
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 3.53%, 4/1/18(4)	434,565	424,746
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.55%, 4/1/18(4)	474,855	472,818
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	559,945	571,971
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 3.34%, 4/1/18(4)	498,711	494,473
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 3.66%, 4/1/18(4)	662,002	609,164
GSR Mortgage Loan Trust, Series 2005-6F, Class 1A5 SEQ, 5.25%, 7/25/35	681,387	718,194
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.61%, 4/1/18(4)	527,511	540,038
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 3.65%, 4/1/18(4)	938,292	918,456
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 3.78%, 4/1/18(4)	525,875	533,977
JPMorgan Mortgage Trust, Series 2006-A4, Class 3A1, VRN, 3.61%, 4/1/18(4)	552,516	497,199
JPMorgan Mortgage Trust, Series 2006-S1, Class 1A2 SEQ, 6.50%, 4/25/36	386,364	417,125
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 3.53%, 4/1/18(4)	173,485	172,030
New Residential Mortgage Loan Trust, Series 2017-5A, Class A1, VRN, 3.37%, 4/26/18, resets monthly off the 1-month LIBOR plus 1.50%(2)	4,201,452	4,344,034
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.90%, 4/1/18(4)	21,141	21,822

13

	Principal Amount	Value
Residential Accredit Loans, Inc., Series 2006-QS17, Class A5, 6.00%, 12/25/36	$1,003,824	$929,777
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, 4.00%, 12/25/43(2)	539,632	548,854
Sequoia Mortgage Trust, Series 2014-3, Class A14, SEQ, VRN, 3.00%, 4/1/18(2)(4)	1,154,534	1,159,781
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, VRN, 4.00%, 4/1/18(2)(4)	4,308,721	4,381,646
Sequoia Mortgage Trust, Series 2018-2, Class A4 SEQ, VRN, 3.50%, 4/1/18(2)(4)	3,940,261	3,958,855
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 3.50%, 4/1/18(4)	1,291,347	1,301,229
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 2.61%, 4/26/18, resets monthly off the 1-month LIBOR plus 0.74%	600,031	573,613
Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VRN, 3.91%, 4/25/18(4)	1,609,408	1,572,396
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 3.74%, 4/1/18(4)	180,211	184,021
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	758,894	750,669
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 3.60%, 4/1/18(4)	1,404,295	1,480,885
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 3.65%, 4/1/18(4)	761,102	784,133
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 3.87%, 4/1/18(4)	581,453	590,080
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR4, Class 2A1, VRN, 3.93%, 4/1/18(4)	725,368	732,969
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	600,666	602,725
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	542,946	540,330
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1 SEQ, 6.00%, 6/25/36	355,880	355,790
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A9 SEQ, 6.00%, 7/25/36	882,503	890,871
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-9, Class 1A9 SEQ, 6.00%, 8/25/36	397,889	397,277
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 2A5 SEQ, VRN, 3.96%, 4/1/18(4)	1,662,457	1,626,631
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1, VRN, 3.63%, 4/1/18(4)	942,589	932,893
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 3.60%, 4/1/18(4)	273,920	269,248
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 3.72%, 4/1/18(4)	413,382	406,673
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A3, VRN, 3.75%, 4/1/18(4)	877,414	886,782
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR7, Class 2A1, VRN, 3.41%, 4/1/18(4)	480,011	489,961
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	294,822	289,651
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A36, 6.00%, 8/25/37	798,786	784,777
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-12, Class A7, 5.50%, 9/25/37	722,117	727,334
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	200,758	202,391
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	66,163	67,813

14

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	$947,157	$943,496
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	210,630	214,004
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-2, Class 3A2, SEQ, 5.25%, 3/25/37	410,472	420,791
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-4, Class A15, 6.00%, 4/25/37	436,687	441,070
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 2A2, 6.00%, 7/25/37	1,045,209	1,053,896
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 3.73%, 4/1/18(4)	198,126	190,029
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	342,487	361,363
WinWater Mortgage Loan Trust, Series 2014-1, Class A4 SEQ, VRN, 3.50%, 4/1/18(2)(4)	470,785	474,980
		45,994,728
U.S. Government Agency Collateralized Mortgage Obligations — 0.7%
FHLMC, Series 2017-DNA2, Class M1, VRN, 3.07%, 4/25/18, resets monthly off the 1-month LIBOR plus 1.20%	684,774	692,487
FNMA, Series 2014-C02, Class 1M2, VRN, 4.47%, 4/25/18, resets monthly off the 1-month LIBOR plus 2.60%	1,550,000	1,652,569
FNMA, Series 2014-C02, Class 2M2, VRN, 4.47%, 4/25/18, resets monthly off the 1-month LIBOR plus 2.60%	2,838,222	3,003,883
FNMA, Series 2016-C03, Class 2M2, VRN, 7.77%, 4/25/18, resets monthly off the 1-month LIBOR plus 5.90%	2,000,000	2,350,539
FNMA, Series 2016-C04, Class 1M2, VRN, 6.12%, 4/25/18, resets monthly off the 1-month LIBOR plus 4.25%	2,000,000	2,265,422
FNMA, Series 2018-C02, Class 2M1, VRN, 2.52%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.65%	1,937,686	1,938,896
		11,903,796
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $56,608,173)		57,898,524
COMMERCIAL MORTGAGE-BACKED SECURITIES(5) — 0.9%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 2.58%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.80%(2)	2,519,567	2,521,486
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 2.48%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.70%(2)	5,800,000	5,813,257
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class B, VRN, 3.18%, 4/15/18, resets monthly off the 1-month LIBOR plus 1.40%(2)	3,700,000	3,702,415
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/18(2)(4)	2,750,000	2,731,657
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $14,771,582)		14,768,815
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.1%
Argentina — 0.1%
Argentine Republic Government International Bond, 6.875%, 4/22/21 (Cost $2,512,381)	2,350,000	2,495,406

15

	Principal Amount/Shares	Value
TEMPORARY CASH INVESTMENTS(6) — 4.0%
Credit Agricole Corporate and Investment Bank, 1.68%, 4/2/18(7)	$66,370,000	$66,358,120
State Street Institutional U.S. Government Money Market Fund, Premier Class	12,442	12,442
TOTAL TEMPORARY CASH INVESTMENTS (Cost $66,379,400)		66,370,562
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,668,595,891)		1,656,925,047
OTHER ASSETS AND LIABILITIES†		807,475
TOTAL NET ASSETS — 100.0%		$1,657,732,522

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	14,457,025	USD	11,304,815	UBS AG	6/13/18	$(199,501)
BRL	20,807,139	USD	6,276,474	Goldman Sachs & Co.	6/13/18	(11,229)
USD	6,367,518	BRL	20,807,139	Goldman Sachs & Co.	6/13/18	102,273
CAD	10,327,034	USD	7,985,421	JPMorgan Chase Bank N.A.	6/13/18	40,868
USD	8,980,018	CHF	8,399,909	UBS AG	6/13/18	142,234
EUR	2,019,128	USD	2,521,951	JPMorgan Chase Bank N.A.	6/13/18	(24,839)
USD	2,520,708	EUR	2,019,128	JPMorgan Chase Bank N.A.	6/13/18	23,595
USD	16,260,682	HUF	4,076,227,743	JPMorgan Chase Bank N.A.	6/13/18	131,419
USD	2,341,958	HUF	586,262,381	JPMorgan Chase Bank N.A.	6/13/18	22,171
IDR	216,086,888,828	USD	15,570,463	Goldman Sachs & Co.	6/20/18	78,896
IDR	10,492,352,443	USD	760,591	Goldman Sachs & Co.	6/20/18	(718)
USD	8,001,521	ILS	27,562,040	Goldman Sachs & Co.	6/13/18	110,034
INR	534,532,336	USD	8,177,028	Goldman Sachs & Co.	6/13/18	(27,287)
JPY	1,926,449,629	USD	18,286,967	JPMorgan Chase Bank N.A.	6/13/18	(98,208)
USD	16,156,435	KRW	17,276,883,829	Goldman Sachs & Co.	6/13/18	(135,993)
MYR	63,062,227	USD	16,159,443	Goldman Sachs & Co.	6/13/18	159,844
NOK	124,748,225	USD	16,037,756	JPMorgan Chase Bank N.A.	6/13/18	(89,081)
USD	16,882,207	NZD	23,158,988	UBS AG	6/13/18	149,329
PEN	26,498,500	USD	8,231,904	Goldman Sachs & Co.	6/13/18	(36,473)
USD	16,379,129	PLN	55,567,833	Goldman Sachs & Co.	6/13/18	126,149
RUB	458,622,274	USD	8,003,879	Goldman Sachs & Co.	6/13/18	(66,733)
USD	5,709,795	THB	178,274,064	Goldman Sachs & Co.	6/13/18	(4,939)
						$391,811

16

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type*	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value**
Markit CDX North America High Yield Index Series 29	Sell	5.00%	12/20/22	$90,730,000	$6,622,238	$(611,988)	$6,010,250

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.24%	8/19/19	$24,500,000	$649	$(928,836)	$(928,187)
CPURNSA	Receive	2.06%	5/2/22	$22,000,000	635	119,109	119,744
CPURNSA	Receive	2.07%	5/3/22	$40,000,000	744	188,395	189,139
CPURNSA	Receive	2.02%	5/4/22	$23,500,000	644	173,653	174,297
CPURNSA	Receive	1.93%	9/5/22	$18,000,000	(610)	337,453	336,843
					$2,062	$(110,226)	$(108,164)

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Value*
Bank of America N.A.(8)	CPURNSA	Receive	2.24%	5/17/18	$12,000,000	$(531,355)
Bank of America N.A.(8)	CPURNSA	Receive	1.41%	8/27/20	$40,000,000	1,078,118
Bank of America N.A.(8)	CPURNSA	Receive	1.49%	9/3/20	$9,700,000	222,654
Barclays Bank plc	CPURNSA	Receive	2.22%	5/20/18	$12,000,000	(513,746)
Barclays Bank plc	CPURNSA	Receive	1.64%	2/3/20	$49,000,000	357,339
						$613,010

*Amount represents value and unrealized appreciation (depreciation).

17

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CHF	-	Swiss Franc
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korean Won
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PEN	-	Peruvian Sol
PLN	-	Polish Zloty
resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
RUB	-	Russian Ruble
SEQ	-	Sequential Payer
THB	-	Thai Baht
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $7,920,517.

(2)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $127,021,051, which represented 7.7% of total net assets.

(3)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(4)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(5)	Final maturity date indicated, unless otherwise noted.

(6)
Category includes collateral received at the custodian bank for collateral requirements on forward foreign currency exchange contracts. At the period end, the aggregate value of cash deposits received was $260,000.

(7)	The rate indicated is the yield to maturity at purchase.

(8)	Collateral has been received at the custodian bank for collateral requirements on swap agreements. At the period end, the aggregate value of securities received was $821,259.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

MARCH 31, 2018
Assets
Investment securities, at value (cost of $1,668,595,891)	$1,656,925,047
Receivable for investments sold	4,565,720
Receivable for capital shares sold	4,247,435
Receivable for variation margin on swap agreements	478,668
Unrealized appreciation on forward foreign currency exchange contracts	1,086,812
Swap agreements, at value	1,658,111
Interest receivable	2,792,658
1,671,754,451

Liabilities
Payable for collateral received for forward foreign currency exchange contracts	260,000
Payable for investments purchased	10,500,000
Payable for capital shares redeemed	1,012,895
Unrealized depreciation on forward foreign currency exchange contracts	695,001
Swap agreements, at value	1,045,101
Accrued management fees	478,981
Distribution and service fees payable	29,951
14,021,929

Net Assets	$1,657,732,522

Net Assets Consist of:
Capital paid in	$1,672,223,413
Undistributed net investment income	10,908,417
Accumulated net realized loss	(14,011,071)
Net unrealized depreciation	(11,388,237)
$1,657,732,522

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$622,940,256	61,324,982	$10.16
I Class	$157,963,074	15,429,658	$10.24
Y Class	$154,564	15,093	$10.24
A Class	$24,072,819	2,393,050	$10.06*
C Class	$22,600,033	2,319,846	$9.74
R Class	$13,119,703	1,279,054	$10.26
R5 Class	$339,844,377	33,198,887	$10.24
R6 Class	$8,279,805	808,753	$10.24
G Class	$468,757,891	45,721,533	$10.25
*Maximum offering price $10.29 (net asset value divided by 0.9775).

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED MARCH 31, 2018
Investment Income (Loss)
Income:
Interest	$34,458,128

Expenses:
Management fees	7,080,759
Distribution and service fees:
A Class	75,770
C Class	242,843
R Class	61,260
Trustees' fees and expenses	98,410
Other expenses	98,693
7,657,735
Fees waived - G Class	(954,009)
6,703,726

Net investment income (loss)	27,754,402

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(2,066,419)
Forward foreign currency exchange contract transactions	561,613
Futures contract transactions	(2,454,783)
Swap agreement transactions	6,535,387
2,575,798

Change in net unrealized appreciation (depreciation) on:
Investments	(21,871,976)
Forward foreign currency exchange contracts	391,811
Futures contracts	(19,351)
Swap agreements	(4,161,124)
(25,660,640)

Net realized and unrealized gain (loss)	(23,084,842)

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,669,560

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2018 AND MARCH 31, 2017
Increase (Decrease) in Net Assets	March 31, 2018	March 31, 2017
Operations
Net investment income (loss)	$27,754,402	$24,894,025
Net realized gain (loss)	2,575,798	1,224,170
Change in net unrealized appreciation (depreciation)	(25,660,640)	4,296,148
Net increase (decrease) in net assets resulting from operations	4,669,560	30,414,343

Distributions to Shareholders
From net investment income:
Investor Class	(8,637,793)	(2,227,876)
I Class	(1,750,952)	—
Y Class	(82)	—
A Class	(344,340)	(82,062)
C Class	(119,975)	—
R Class	(123,639)	—
R5 Class	(7,749,744)	(3,916,041)
R6 Class	(3,156,417)	(1,282,403)
G Class	(5,883,305)	—
Decrease in net assets from distributions	(27,766,247)	(7,508,382)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	152,131,675	156,842,922

Net increase (decrease) in net assets	129,034,988	179,748,883

Net Assets
Beginning of period	1,528,697,534	1,348,948,651
End of period	$1,657,732,522	$1,528,697,534

Undistributed net investment income	$10,908,417	$8,723,456

See Notes to Financial Statements.

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Notes to Financial Statements

MARCH 31, 2018

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Inflation Protection Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to pursue total return using a strategy that seeks to protect against U.S. inflation.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class (formerly Institutional Class), R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the I Class and Y Class commenced on April 10, 2017 and sale of the G Class commenced on July 28, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a

22

security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements on futures contracts, forward commitments, swap agreements and certain forward foreign currency exchange contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 38% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. Effective July 28, 2017, the investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2018 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2625% to 0.3800%	0.2500% to 0.3100%	0.56%
I Class		0.1500% to 0.2100%	0.46%
Y Class		0.0500% to 0.1100%	0.36%
A Class		0.2500% to 0.3100%	0.56%
C Class		0.2500% to 0.3100%	0.56%
R Class		0.2500% to 0.3100%	0.56%
R5 Class		0.0500% to 0.1100%	0.36%
R6 Class		0.0000% to 0.0600%	0.31%
G Class		0.0000% to 0.0600%	0.00%(1)

(1)	Effective annual management fee before waiver was 0.31%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2018 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

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Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2018 totaled $632,886,902, of which $521,584,377 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2018 totaled $495,255,425, of which $428,970,577 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2018(1)		Year ended March 31, 2017
	Shares	Amount	Shares	Amount
Investor Class
Sold	22,049,594	$225,023,197	18,018,615	$184,350,416
Issued in reinvestment of distributions	845,253	8,561,739	211,699	2,157,218
Redeemed	(17,720,170)	(181,321,846)	(12,162,857)	(124,360,101)
	5,174,677	52,263,090	6,067,457	62,147,533
I Class			N/A
Sold	18,475,550	190,555,472
Issued in reinvestment of distributions	161,705	1,648,786
Redeemed	(3,207,597)	(32,799,260)
	15,429,658	159,404,998
Y Class			N/A
Sold	15,085	153,944
Issued in reinvestment of distributions	8	82
	15,093	154,026
A Class
Sold	897,212	9,087,952	1,154,770	11,699,424
Issued in reinvestment of distributions	27,247	273,644	7,449	75,234
Redeemed	(3,124,155)	(31,692,511)	(1,920,332)	(19,427,930)
	(2,199,696)	(22,330,915)	(758,113)	(7,653,272)
C Class
Sold	349,236	3,414,166	451,184	4,435,669
Issued in reinvestment of distributions	10,769	104,710	—	—
Redeemed	(822,597)	(8,065,585)	(886,189)	(8,700,968)
	(462,592)	(4,546,709)	(435,005)	(4,265,299)

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	Year ended March 31, 2018(1)		Year ended March 31, 2017
	Shares	Amount	Shares	Amount
R Class
Sold	399,088	$4,113,234	340,522	$3,516,706
Issued in reinvestment of distributions	11,693	119,798	—	—
Redeemed	(288,491)	(2,978,221)	(516,467)	(5,323,410)
	122,290	1,254,811	(175,945)	(1,806,704)
R5 Class
Sold	29,643,482	305,489,110	17,010,483	175,597,149
Issued in reinvestment of distributions	742,898	7,592,935	375,936	3,857,103
Redeemed	(61,126,668)	(630,575,303)	(9,771,759)	(101,001,763)
	(30,740,288)	(317,493,258)	7,614,660	78,452,489
R6 Class
Sold	4,811,283	49,638,018	5,977,346	61,607,936
Issued in reinvestment of distributions	309,058	3,156,417	124,991	1,282,403
Redeemed	(23,506,883)	(240,839,763)	(3,199,601)	(32,922,164)
	(18,386,542)	(188,045,328)	2,902,736	29,968,175
G Class			N/A
Sold	49,271,579	508,047,160
Issued in reinvestment of distributions	577,361	5,883,305
Redeemed	(4,127,407)	(42,459,505)
	45,721,533	471,470,960
Net increase (decrease)	14,674,133	$152,131,675	15,215,790	$156,842,922

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the I Class and Y Class and July 28, 2017 (commencement of sale) through March 31, 2018 for the G Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$1,375,284,155	—
Asset-Backed Securities	—	74,106,578	—
Corporate Bonds	—	66,001,007	—
Collateralized Mortgage Obligations	—	57,898,524	—
Commercial Mortgage-Backed Securities	—	14,768,815	—
Sovereign Governments and Agencies	—	2,495,406	—
Temporary Cash Investments	$12,442	66,358,120	—
	$12,442	$1,656,912,605	—
Other Financial Instruments
Swap Agreements	—	$8,488,384	—
Forward Foreign Currency Exchange Contracts	—	1,086,812	—
	—	$9,575,196	—

Liabilities
Other Financial Instruments
Swap Agreements	—	$1,973,288	—
Forward Foreign Currency Exchange Contracts	—	695,001	—
	—	$2,668,289	—
7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $79,773,917.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency

27

exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $290,612,757.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $70,727,273 futures contracts purchased.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $307,350,501.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $244,825,000.

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Value of Derivative Instruments as of March 31, 2018

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$360,801	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	1,086,812	Unrealized depreciation on forward foreign currency exchange contracts	$695,001
Other Contracts	Receivable for variation margin on swap agreements*	117,867	Payable for variation margin on swap agreements*	—
Other Contracts	Swap agreements	1,658,111	Swap agreements	1,045,101
		$3,223,591		$1,740,102

*	Included in the unrealized appreciation (depreciation) on centrally cleared swap agreements, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2018

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$7,586,536	Change in net unrealized appreciation (depreciation) on swap agreements	$(5,200,114)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	561,613	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	391,811
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(2,454,783)	Change in net unrealized appreciation (depreciation) on futures contracts	(19,351)
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(665,397)	Change in net unrealized appreciation (depreciation) on swap agreements	—
Other Contracts	Net realized gain (loss) on swap agreement transactions	(385,752)	Change in net unrealized appreciation (depreciation) on swap agreements	1,038,990
		$4,642,217		$(3,788,664)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

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9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$27,766,247	$7,508,382
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,668,664,922
Gross tax appreciation of investments	$2,144,616
Gross tax depreciation of investments	(13,884,491)
Net tax appreciation (depreciation) of investments	(11,739,875)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(63,812)
Net tax appreciation (depreciation)	$(11,803,687)
Other book-to-tax adjustments	$(32,371)
Undistributed ordinary income	$11,059,634
Accumulated short-term capital losses	$(5,912,412)
Accumulated long-term capital losses	$(7,802,055)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$10.31	0.16	(0.16)	—	(0.15)	—	(0.15)	$10.16	0.05%	0.57%	1.52%	31%	$622,940
2017	$10.14	0.17	0.04	0.21	(0.04)	—	(0.04)	$10.31	2.11%	0.57%	1.69%	48%	$578,775
2016	$10.06	0.05	0.03	0.08	—	—	—	$10.14	0.80%	0.57%	0.61%	36%	$507,940
2015	$10.29	0.05	(0.17)	(0.12)	(0.11)	—	(0.11)	$10.06	(1.13)%	0.57%	0.35%	56%	$434,166
2014	$10.61	0.07	(0.35)	(0.28)	(0.02)	(0.02)	(0.04)	$10.29	(2.65)%	0.57%	0.59%	65%	$489,888
I Class
2018(4)	$10.38	0.15	(0.13)	0.02	(0.16)	—	(0.16)	$10.24	0.22%	0.47%(3)	1.51%(3)	31%(5)	$157,963
Y Class
2018(4)	$10.38	0.18	(0.15)	0.03	(0.17)	—	(0.17)	$10.24	0.29%	0.37%(3)	1.76%(3)	31%(5)	$155
A Class
2018	$10.21	0.13	(0.15)	(0.02)	(0.13)	—	(0.13)	$10.06	(0.21)%	0.82%	1.27%	31%	$24,073
2017	$10.04	0.15	0.04	0.19	(0.02)	—	(0.02)	$10.21	1.87%	0.82%	1.44%	48%	$46,885
2016	$9.98	0.10	(0.04)	0.06	—	—	—	$10.04	0.60%	0.82%	0.36%	36%	$53,748
2015	$10.20	0.05	(0.20)	(0.15)	(0.07)	—	(0.07)	$9.98	(1.43)%	0.82%	0.10%	56%	$117,032
2014	$10.53	0.07	(0.38)	(0.31)	—(6)	(0.02)	(0.02)	$10.20	(2.87)%	0.82%	0.34%	65%	$175,694

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2018	$9.89	0.05	(0.15)	(0.10)	(0.05)	—	(0.05)	$9.74	(0.99)%	1.57%	0.52%	31%	$22,600
2017	$9.78	0.07	0.04	0.11	—	—	—	$9.89	1.12%	1.57%	0.69%	48%	$27,511
2016	$9.80	(0.02)	—	(0.02)	—	—	—	$9.78	(0.20)%	1.57%	(0.39)%	36%	$31,482
2015	$10.05	(0.03)	(0.19)	(0.22)	(0.03)	—	(0.03)	$9.80	(2.18)%	1.57%	(0.65)%	56%	$40,247
2014	$10.45	—(6)	(0.38)	(0.38)	—	(0.02)	(0.02)	$10.05	(3.61)%	1.57%	(0.41)%	65%	$61,043
R Class
2018	$10.41	0.11	(0.16)	(0.05)	(0.10)	—	(0.10)	$10.26	(0.45)%	1.07%	1.02%	31%	$13,120
2017	$10.25	0.13	0.03	0.16	—	—	—	$10.41	1.56%	1.07%	1.19%	48%	$12,039
2016	$10.21	—(6)	0.04	0.04	—	—	—	$10.25	0.39%	1.07%	0.11%	36%	$13,658
2015	$10.44	0.01	(0.18)	(0.17)	(0.06)	—	(0.06)	$10.21	(1.63)%	1.07%	(0.15)%	56%	$17,466
2014	$10.80	0.04	(0.38)	(0.34)	—	(0.02)	(0.02)	$10.44	(3.12)%	1.07%	0.09%	65%	$24,206
R5 Class(7)
2018	$10.39	0.18	(0.16)	0.02	(0.17)	—	(0.17)	$10.24	0.25%	0.37%	1.72%	31%	$339,844
2017	$10.22	0.19	0.04	0.23	(0.06)	—	(0.06)	$10.39	2.30%	0.37%	1.89%	48%	$664,148
2016	$10.11	0.08	0.03	0.11	—(6)	—	—(6)	$10.22	1.10%	0.37%	0.81%	36%	$575,649
2015	$10.36	0.03	(0.13)	(0.10)	(0.15)	—	(0.15)	$10.11	(1.01)%	0.37%	0.55%	56%	$543,717
2014	$10.67	0.03	(0.29)	(0.26)	(0.03)	(0.02)	(0.05)	$10.36	(2.45)%	0.37%	0.79%	65%	$469,943

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2018	$10.38	0.18	(0.14)	0.04	(0.18)	—	(0.18)	$10.24	0.29%	0.32%	1.77%	31%	$8,280
2017	$10.22	0.20	0.03	0.23	(0.07)	—	(0.07)	$10.38	2.35%	0.32%	1.94%	48%	$199,340
2016	$10.11	0.06	0.06	0.12	(0.01)	—	(0.01)	$10.22	1.15%	0.32%	0.86%	36%	$166,472
2015	$10.36	(0.07)(8)	(0.03)	(0.10)	(0.15)	—	(0.15)	$10.11	(0.94)%	0.32%	0.60%	56%	$13,937
2014(9)	$10.37	(0.02)	0.03	0.01	—	(0.02)	(0.02)	$10.36	0.13%	0.32%(3)	(0.27)%(3)	65%(10)	$3,064
G Class
2018(11)	$10.31	0.14	(0.07)	0.07	(0.13)	—	(0.13)	$10.25	0.66%	0.01%(3)(12)	2.02%(3)(12)	31%(5)	$468,758

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Annualized.

(4)	April 10, 2017 (commencement of sale) through March 31, 2018.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(6)	Per-share amount was less than $0.005.

(7)	Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

(8)	Per-share amount was affected by certain income adjustments and timing of capital share transactions.

(9)	July 26, 2013 (commencement of sale) through March 31, 2014.

(10)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

(11)	July 28, 2017 (commencement of sale) through March 31, 2018.

(12)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.32% and 1.71%, respectively.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Short Duration Inflation Protection Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Inflation Protection Bond Fund (one of the twelve funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2018, the related statement of operations for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

35

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None

36

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

37

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

38

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92282 1805

Annual Report

March 31, 2018

Short Duration Strategic Income Fund
Investor Class (ASDVX)
I Class (ASDHX)
Y Class (ASYDX)
A Class (ASADX)
C Class (ASCDX)
R Class (ASDRX)
R5 Class (ASDJX)
R6 Class (ASXDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Rally Rolled On, Until Volatility Resurfaced

For most of the 12-month period, broad U.S. stock and bond indices generated positive returns. Stocks generally rallied against a backdrop of robust corporate earnings results, steady economic growth, relatively low interest rates, and U.S. tax reform. For bonds, modest economic gains, relatively muted inflation, and gradual—and well telegraphed—tightening from the Federal Reserve (the Fed) continued to support positive performance.

Then, in early February, a force that was largely dormant during 2017—volatility—re-emerged. Robust U.S. wage growth triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. Treasury yields climbed to their highest levels in several years, and stock prices plunged into correction territory. Economic data released in March helped calm the unrest, while the Fed's March rate hike, which investors had expected, had little impact. Markets recovered much of the previous weeks’ losses, until a fresh round of worries emerged. President Trump announced the U.S. would implement tariffs on certain imports from China, sparking fears of a global trade war and triggering a flight to quality in the financial markets.

Despite the resurgence of volatility late in the period, U.S. stocks (S&P 500 Index) delivered a total return of 13.99% for the 12 months. Continuing a long-standing trend, growth stocks significantly outperformed their value counterparts across the capitalization spectrum. Meanwhile, the March flight to quality helped bonds hang onto the modest gains generated ahead of the market turbulence, and investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned 1.20% for the 12-month period.

With inflationary pressures mounting, Treasury yields rising, volatility resurfacing, and the implications of tax reform still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ASDVX	1.50%	1.60%	7/28/14
Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index	—	0.24%	0.77%	—
I Class	ASDHX	—	1.39%	4/10/17
Y Class	ASYDX	—	1.49%	4/10/17
A Class	ASADX			7/28/14
No sales charge		1.25%	1.35%
With sales charge		-1.02%	0.73%
C Class	ASCDX	0.49%	0.60%	7/28/14
R Class	ASDRX	1.00%	1.10%	7/28/14
R5 Class	ASDJX	1.71%	1.81%	7/28/14
R6 Class	ASXDX	1.76%	1.86%	7/28/14
Fund returns would have been lower if a portion of the fees had not been waived. Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made July 28, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2018
Investor Class — $10,602

Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index — $10,287

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.81%	0.71%	0.61%	1.06%	1.81%	1.31%	0.61%	0.56%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Kevin Akioka, Jeff Houston, Bob Gahagan, Brian Howell, and Margé Karner

Performance Summary

Short Duration Strategic Income gained 1.50%* for the 12 months ended March 31, 2018. The investment-grade Bloomberg Barclays U.S. 1-3 Year Government/Credit Bond Index gained 0.24% for the same period. Fund returns reflect operating expenses, while index returns do not.

The fund’s relative performance reflected market conditions that generally favored higher-yielding and lower-credit-quality securities over government bonds on a total return basis. On an absolute basis, the fund’s return reflected the increasingly challenging environment for fixed-income investors as the period unfolded. Most fixed-income sectors generated robust performance for the first nine months of the period, as longer-maturity U.S. Treasury yields generally declined amid a backdrop of muted inflation and modest economic growth. A "risk-on" sentiment prevailed, and higher-risk securities generally outperformed.

Broad performance results shifted dramatically in the final months of the reporting period. Expectations for stronger growth and higher inflation drove Treasury yields sharply higher and credit spreads (the difference in yield between Treasury and non-Treasury securities of similar maturity) wider, triggering sharp volatility throughout global financial markets. Meanwhile, the Federal Reserve (Fed) continued to normalize monetary policy by reducing its balance sheet, hiking its target interest rate three times, and reiterating its commitment to raising rates.

Overall, positive results through 2017 offset losses in early 2018, and most fixed-income sectors generated gains for the 12 months, particularly spread (non-U.S. Treasury) sectors, which outperformed. These market conditions and the portfolio’s investment allocation (exposure to non-index, higher-yielding sectors, consistent with the fund’s income objective) contributed to the fund’s outperformance versus the investment-grade index.

Corporate Bonds Were Top Contributors

The portfolio provided diversified exposure to higher-yielding segments of the fixed-income market, including the investment-grade corporate bond sector, out-of-index high-yield corporate bonds, the securitized sector, and out-of-index emerging markets debt. Higher-yielding bond sectors generally outperformed higher-quality sectors that are more prevalent in the Bloomberg Barclays index.

We invested the majority of the portfolio in corporate bonds (approximately 59% of the portfolio as of March 31, 2018), including investment-grade and high-yield securities. The portfolio’s high-yield corporate bonds were top contributors to performance, boosted by solid corporate fundamentals, a rallying equity market, rising oil prices, and tax reform. In addition, investor demand for yield, which continued through much of the period, supported high-yield bonds. Our investment-grade corporate bonds also were prominent contributors, benefiting from favorable corporate and economic fundamentals and investor demand for yield. In addition, we held small positions in non-U.S.-dollar-denominated European corporate bonds, which contributed to the portfolio’s results.

*
All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Emerging Markets, Securitized Sector Aided Performance

The portfolio’s position in emerging markets corporate debt also was a significant contributor to performance. Similar to high-yield corporate bonds, emerging markets bonds rallied, particularly during the first half of the period, due to improving global economic data, rising oil prices, accommodative central banks, and investor demand for yield. Within the allocation, security selection in Latin America and Europe aided results.

Similar to the corporate sector, we maintained a large position in the securitized sector (approximately 34% of the portfolio as of March 31, 2018), including asset-backed securities (ABS), collateralized mortgage obligations, and commercial mortgage-backed securities. Within the allocation, security selection lifted relative results. Specifically, our selections among non-agency structured mortgage securities and ABS added value compared with the conventional mortgage-backed securities represented in the index.

In addition, in the fourth quarter of 2017, we initiated a position designed to take advantage of likely flattening of Brazil’s yield curve, which had been historically steep due to central bank easing and adverse political events. The curve flattened during the first quarter of 2018, and this strategy, which included Brazilian interest rate swaps, contributed modestly to results. We exited the position by period-end.

Portfolio Positioning

Following the March 2018 rate hike, we expect the Fed will continue to normalize rates and stick to its stated goal of raising short-term rates two more times in 2018. We believe solid growth data, which should lead to modest gains in gross domestic product growth, and a gradual uptick in inflation support the Fed’s rate-tightening strategy. We also expect this backdrop to push longer-maturity Treasury yields slightly higher, with the 10-year Treasury yield likely settling near the midpoint of our anticipated trading range of 2.75%-3.25%.

Although the market is in the late stages of the credit cycle, we believe the slower-than-usual pace of economic gains and Fed interest rate hikes over the last several years, combined with solid corporate fundamentals, indicate the economy and corporate profits can continue to grow. Accordingly, we believe credit sectors still offer value. We plan to maintain overweight positions in corporate and securitized bonds and out-of-index positions in emerging markets and other higher-yielding bonds, adding exposure when spreads widen and value is apparent. Overall, we favor a bottom-up approach, emphasizing careful security selection. Given our focus on higher-yielding securities with low correlation to the U.S. Treasury market, we believe the portfolio is well positioned if interest rates continue to rise.

6

Fund Characteristics

MARCH 31, 2018
Portfolio at a Glance
Average Duration (effective)	1.6 years
Weighted Average Life	3.5 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	58.6%
Asset-Backed Securities	16.2%
Collateralized Mortgage Obligations	13.6%
Commercial Mortgage-Backed Securities	4.5%
Sovereign Governments and Agencies	1.3%
U.S. Treasury Securities	0.2%
Municipal Securities	0.2%
Common Stocks	0.1%
Temporary Cash Investments	7.1%
Other Assets and Liabilities	(1.8)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period(1) 10/1/17 - 3/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$998.30	$3.19	0.64%
I Class	$1,000	$998.70	$2.69	0.54%
Y Class	$1,000	$999.10	$2.19	0.44%
A Class	$1,000	$997.00	$4.43	0.89%
C Class	$1,000	$993.30	$8.15	1.64%
R Class	$1,000	$995.80	$5.67	1.14%
R5 Class	$1,000	$999.30	$2.19	0.44%
R6 Class	$1,000	$999.50	$1.94	0.39%
Hypothetical
Investor Class	$1,000	$1,021.74	$3.23	0.64%
I Class	$1,000	$1,022.24	$2.72	0.54%
Y Class	$1,000	$1,022.74	$2.22	0.44%
A Class	$1,000	$1,020.49	$4.48	0.89%
C Class	$1,000	$1,016.75	$8.25	1.64%
R Class	$1,000	$1,019.25	$5.74	1.14%
R5 Class	$1,000	$1,022.74	$2.22	0.44%
R6 Class	$1,000	$1,022.99	$1.97	0.39%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2018

	Principal Amount	Value
CORPORATE BONDS — 58.6%
Auto Components — 0.8%
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	$200,000	$207,250
ZF North America Capital, Inc., 4.00%, 4/29/20(1)	150,000	151,687
		358,937
Automobiles — 1.8%
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20	250,000	252,835
Ford Motor Credit Co. LLC, 2.375%, 3/12/19	250,000	248,690
General Motors Financial Co., Inc., 3.15%, 1/15/20	200,000	200,044
Jaguar Land Rover Automotive plc, 5.625%, 2/1/23(1)	125,000	127,969
		829,538
Banks — 7.4%
Bank of America Corp., VRN, 3.00%, 12/20/22(1)(2)	271,000	265,897
BBVA Banco Continental SA, 3.25%, 4/8/18(1)	130,000	129,964
CIT Group, Inc., 5.375%, 5/15/20	400,000	413,500
Citigroup, Inc., 2.70%, 3/30/21	200,000	197,196
Citigroup, Inc., 2.90%, 12/8/21	400,000	394,162
HBOS plc, MTN, 6.75%, 5/21/18(1)	300,000	301,580
ICICI Bank Ltd., 5.75%, 11/16/20	200,000	211,008
JPMorgan Chase & Co., 4.625%, 5/10/21	400,000	417,054
Turkiye Garanti Bankasi AS, MTN, 4.75%, 10/17/19	200,000	201,808
Wells Fargo & Co., MTN, 3.00%, 1/22/21	600,000	597,142
Zenith Bank plc, MTN, 6.25%, 4/22/19	200,000	203,856
		3,333,167
Beverages — 0.8%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23	135,000	135,179
MHP SE, 8.25%, 4/2/20	200,000	217,754
		352,933
Biotechnology — 1.7%
Amgen, Inc., 1.90%, 5/10/19	400,000	396,954
Biogen, Inc., 3.625%, 9/15/22	175,000	176,784
Celgene Corp., 3.25%, 8/15/22	175,000	172,492
		746,230
Capital Markets — 0.6%
Jefferies Group LLC, 5.125%, 4/13/18	250,000	250,142
Chemicals — 1.2%
Ecolab, Inc., 4.35%, 12/8/21	163,000	170,436
Sherwin-Williams Co. (The), 2.25%, 5/15/20	400,000	393,514
		563,950
Commercial Services and Supplies — 0.5%
Waste Management, Inc., 4.75%, 6/30/20	200,000	207,249
Communications Equipment — 0.9%
HTA Group Ltd., 9.125%, 3/8/22	200,000	212,414

10

	Principal Amount	Value
IHS Netherlands Holdco BV, 9.50%, 10/27/21(1)	$200,000	$210,358
		422,772
Construction Materials — 0.9%
Cemex SAB de CV, 6.125%, 5/5/25	200,000	208,540
Owens Corning, 4.20%, 12/15/22	200,000	205,562
		414,102
Consumer Finance — 1.8%
American Express Credit Corp., MTN, 2.60%, 9/14/20	400,000	395,565
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20	200,000	204,630
Synchrony Financial, 2.60%, 1/15/19	225,000	224,529
		824,724
Containers and Packaging — 1.5%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 4.625%, 5/15/23(1)	200,000	201,500
Ball Corp., 5.00%, 3/15/22	250,000	259,687
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(1)	200,000	202,190
		663,377
Diversified Financial Services — 4.8%
Ally Financial, Inc., 3.50%, 1/27/19	410,000	411,537
Banco Santander SA, 3.50%, 4/11/22	200,000	199,209
Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21	400,000	400,139
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	400,000	391,272
Goldman Sachs Group, Inc. (The), MTN, 5.375%, 3/15/20	200,000	208,583
Morgan Stanley, MTN, 5.625%, 9/23/19	350,000	363,416
S&P Global, Inc., 3.30%, 8/14/20	200,000	201,204
		2,175,360
Diversified Telecommunication Services — 1.9%
AT&T, Inc., 3.875%, 8/15/21	350,000	356,383
Orange SA, 4.125%, 9/14/21	300,000	311,539
Verizon Communications, Inc., 3.00%, 11/1/21	200,000	198,575
		866,497
Energy Equipment and Services — 0.2%
Transocean, Inc., 9.00%, 7/15/23(1)	75,000	80,062
Equity Real Estate Investment Trusts (REITs) — 0.9%
Essex Portfolio LP, 3.625%, 8/15/22	200,000	201,434
VEREIT Operating Partnership LP, 4.125%, 6/1/21	200,000	204,055
		405,489
Food and Staples Retailing — 0.5%
Kroger Co. (The), 2.30%, 1/15/19	250,000	249,394
Gas Utilities — 5.2%
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19	100,000	103,035
Energy Transfer Equity LP, 7.50%, 10/15/20	100,000	107,938
Energy Transfer Partners LP, 4.15%, 10/1/20	200,000	202,863
Enterprise Products Operating LLC, VRN, 5.48%, 5/1/18, resets quarterly off the 3-month LIBOR plus 3.71%	200,000	200,762
Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.30%, 9/30/20(1)	68,400	70,281

11

	Principal Amount	Value
Rockies Express Pipeline LLC, 6.85%, 7/15/18(1)	$125,000	$126,262
Rockies Express Pipeline LLC, 6.00%, 1/15/19(1)	125,000	127,812
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21	200,000	210,375
Sunoco Logistics Partners Operations LP, 4.00%, 10/1/27	350,000	331,983
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.125%, 11/15/19	250,000	251,250
TransCanada PipeLines Ltd., VRN, 4.05%, 5/15/18, resets quarterly off the 3-month LIBOR plus 2.21%	200,000	192,750
Williams Partners LP, 4.125%, 11/15/20	400,000	406,493
		2,331,804
Health Care Equipment and Supplies — 1.1%
Mallinckrodt International Finance SA, 3.50%, 4/15/18	125,000	124,950
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	375,000	378,600
		503,550
Health Care Providers and Services — 3.3%
CHS / Community Health Systems, Inc., 5.125%, 8/1/21	150,000	140,250
DaVita, Inc., 5.75%, 8/15/22	200,000	205,400
Fresenius Medical Care US Finance II, Inc., 4.125%, 10/15/20(1)	400,000	407,081
HCA, Inc., 3.75%, 3/15/19	210,000	211,323
Tenet Healthcare Corp., 4.75%, 6/1/20	300,000	303,750
UnitedHealth Group, Inc., 2.875%, 12/15/21	200,000	198,267
		1,466,071
Hotels, Restaurants and Leisure — 1.3%
International Game Technology plc, 6.25%, 2/15/22(1)	175,000	184,188
MGM Resorts International, 6.625%, 12/15/21	200,000	216,250
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	175,000	188,867
		589,305
Household Durables — 1.3%
Lennar Corp., 4.75%, 4/1/21	125,000	127,656
Toll Brothers Finance Corp., 4.00%, 12/31/18	200,000	201,740
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19	235,000	236,763
		566,159
Insurance — 1.8%
American International Group, Inc., 4.125%, 2/15/24	235,000	238,679
International Lease Finance Corp., 4.625%, 4/15/21	235,000	242,951
Prudential Financial, Inc., MTN, 5.375%, 6/21/20	300,000	315,543
		797,173
Internet and Direct Marketing Retail — 0.4%
Alibaba Group Holding Ltd., 2.50%, 11/28/19	200,000	198,649
Internet Software and Services — 0.5%
Netflix, Inc., 5.375%, 2/1/21	200,000	208,250
IT Services — 0.7%
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	300,000	302,909
Machinery — 0.4%
Oshkosh Corp., 5.375%, 3/1/22	175,000	179,375
Media — 3.8%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	200,000	203,377
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.58%, 7/23/20	200,000	200,644

12

	Principal Amount	Value
CSC Holdings LLC, 6.75%, 11/15/21	$210,000	$219,188
Discovery Communications LLC, 5.625%, 8/15/19	92,000	95,193
DISH DBS Corp., 5.125%, 5/1/20	200,000	200,520
Liquid Telecommunications Financing plc, 8.50%, 7/13/22(1)	200,000	210,611
TBG Global Pte Ltd., 5.25%, 2/10/22	200,000	201,975
Viacom, Inc., 3.125%, 6/15/22	150,000	146,434
VTR Finance BV, 6.875%, 1/15/24	200,000	208,802
		1,686,744
Metals and Mining — 1.2%
Freeport-McMoRan, Inc., 6.75%, 2/1/22	300,000	310,125
Teck Resources Ltd., 4.75%, 1/15/22	210,000	213,675
		523,800
Mortgage Real Estate Investment Trusts (REITs) — 0.5%
Starwood Property Trust, Inc., 5.00%, 12/15/21	210,000	214,725
Multi-Utilities — 1.2%
Pampa Energia SA, 7.50%, 1/24/27	150,000	155,437
Progress Energy, Inc., 3.15%, 4/1/22	200,000	198,282
Sempra Energy, 2.875%, 10/1/22	175,000	171,265
		524,984
Oil, Gas and Consumable Fuels — 2.6%
Antero Resources Corp., 5.375%, 11/1/21	250,000	255,312
Continental Resources, Inc., 5.00%, 9/15/22	200,000	203,250
Gazprom OAO Via Gaz Capital SA, 9.25%, 4/23/19	200,000	212,117
Petroleos Mexicanos, 4.875%, 1/24/22	200,000	205,480
Sanchez Energy Corp., 7.75%, 6/15/21	75,000	69,375
YPF SA, 8.75%, 4/4/24	200,000	222,000
		1,167,534
Paper and Forest Products — 0.5%
Georgia-Pacific LLC, 5.40%, 11/1/20(1)	200,000	211,481
Pharmaceuticals — 0.9%
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	275,000	265,683
Valeant Pharmaceuticals International, 6.75%, 8/15/21(1)	125,000	125,781
		391,464
Semiconductors and Semiconductor Equipment — 0.4%
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(1)	200,000	199,000
Software — 0.4%
Activision Blizzard, Inc., 2.30%, 9/15/21	175,000	169,220
Technology Hardware, Storage and Peripherals — 1.6%
Dell International LLC / EMC Corp., 5.875%, 6/15/21(1)	200,000	205,250
Dell International LLC / EMC Corp., 3.48%, 6/1/19(1)	275,000	276,303
Seagate HDD Cayman, 4.25%, 3/1/22(1)	242,000	239,469
		721,022
Wireless Telecommunication Services — 1.3%
Comunicaciones Celulares SA Via Comcel Trust, 6.875%, 2/6/24	200,000	209,644
Digicel Group Ltd., 8.25%, 9/30/20	200,000	173,000

13

	Principal Amount	Value
T-Mobile USA, Inc., 6.625%, 4/1/23	$200,000	$206,626
		589,270
TOTAL CORPORATE BONDS (Cost $26,766,332)		26,286,412
ASSET-BACKED SECURITIES(3) — 16.2%
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A SEQ, 1.92%, 9/20/19(1)	200,000	199,642
Avis Budget Rental Car Funding AESOP LLC, Series 2013-2A, Class B, 3.66%, 2/20/20(1)	200,000	200,925
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A SEQ, 2.46%, 7/20/20(1)	250,000	249,098
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(1)	158,595	155,733
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class B, 3.24%, 5/25/29(1)	39,649	38,811
Carlyle Global Market Strategies, Series 2014-1A, Class A1R2, VRN, 3.31%, 7/17/18, resets quarterly off the 3-month LIBOR plus 0.97%(1)(4)	300,000	300,000
CBAM Ltd., Series 2018-5A, Class A, VRN, 3.32%, 10/17/18, resets quarterly off the 3-month LIBOR plus 1.02%(1)	175,000	175,000
CBAM Ltd., Series 2018-5A, Class B1, VRN, 3.71%, 10/17/18, resets quarterly off the 3-month LIBOR plus 1.40%(1)	225,000	225,000
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 3.03%, 4/17/18, resets monthly off the 1-month LIBOR plus 1.25%(1)	196,125	197,829
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, VRN, 2.27%, 4/16/18, resets quarterly off the 3-month LIBOR plus 0.97%(1)	300,000	300,171
Dryden 64 CLO Ltd., Series 2018-64A, Class B, VRN, 3.62%, 10/18/18, resets quarterly off the 3-month LIBOR plus 1.40(1)(4)	325,000	325,000
Enterprise Fleet Financing LLC, Series 2017-1, Class A2 SEQ, 2.13%, 7/20/22(1)	173,368	172,461
Enterprise Fleet Financing LLC, Series 2017-2, Class A2 SEQ, 1.97%, 1/20/23(1)	125,000	124,124
Hertz Vehicle Financing II LP, Series 2015-1A, Class A SEQ, 2.73%, 3/25/21(1)	325,000	322,673
Hertz Vehicle Financing II LP, Series 2016-3A, Class A SEQ, 2.27%, 7/25/20(1)	200,000	198,328
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2 SEQ, 1.83%, 8/25/19(1)	291,667	291,082
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(1)	34,099	33,738
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(1)	289,119	283,958
Hilton Grand Vacations Trust, Series 2014-AA, Class B, VRN, 2.07%, 4/25/18(1)(5)	57,824	56,940
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(1)	38,542	38,045
Invitation Homes Trust, Series 2017-SFR2, Class A, VRN, 2.66%, 4/17/18, resets monthly off the 1-month LIBOR plus 0.85%(1)	149,315	150,700
Invitation Homes Trust, Series 2017-SFR2, Class B, VRN, 2.96%, 4/17/18, resets monthly off the 1-month LIBOR plus 1.15%(1)	125,000	125,843
Invitation Homes Trust, Series 2018-SFR1, Class C, VRN, 3.06%, 4/17/18, resets monthly off the 1-month LIBOR plus 1.25%(1)	275,000	277,264
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A SEQ, 2.51%, 5/20/30(1)	169,027	168,173
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(1)	142,494	139,978

14

	Principal Amount	Value
MVW Owner Trust, Series 2013-1A, Class B, 2.74%, 4/22/30(1)	$31,787	$31,307
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(1)	71,782	70,129
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(1)	30,245	29,561
MVW Owner Trust, Series 2017-1A, Class B, 2.75%, 12/20/34(1)	183,833	179,451
Progress Residential 2018-SFR1 Trust, Series 2018-SFR1, Class C, 3.68%, 3/17/35(1)	125,000	124,978
Progress Residential Trust, Series 2016-SFR2, Class A SEQ, VRN, 3.21%, 4/17/18, resets monthly off the 1-month LIBOR plus 1.40%(1)	49,951	50,338
Progress Residential Trust, Series 2017-SFR1, Class A SEQ, 2.77%, 8/17/34(1)	99,765	98,500
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(1)	42,052	41,657
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(1)	50,810	50,422
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class A SEQ, 2.43%, 6/20/32(1)	56,474	55,964
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A SEQ, 2.58%, 9/20/32(1)	137,278	137,001
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(1)	27,962	27,645
Symphony CLO XIX Ltd., Series 2018-19A, Class A, VRN, 3.30%, 10/16/18, resets quarterly off the 3-month LIBOR plus 0.96%(1)(4)	400,000	400,000
TAL Advantage V LLC, Series 2014-2A, Class B, 3.97%, 5/20/39(1)	203,500	196,786
Volvo Financial Equipment Master Owner Trust, Series 2017-A, Class A, VRN, 2.28%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.50%(1)	375,000	377,174
Voya CLO Ltd., Series 2013-2A, Class A2AR, VRN, 3.71%, 7/25/18, resets quarterly off the 3-month LIBOR plus 1.40%(1)	400,000	400,000
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	149,035	146,514
VSE VOI Mortgage LLC, Series 2017-A, Class B, 2.63%, 3/20/35(1)	108,518	106,383
TOTAL ASSET-BACKED SECURITIES (Cost $7,306,351)		7,274,326
COLLATERALIZED MORTGAGE OBLIGATIONS(3) — 13.6%
Private Sponsor Collateralized Mortgage Obligations — 6.6%
Banc of America Mortgage Trust, Series 2004-E, Class 2A6 SEQ, VRN, 3.83%, 4/1/18(5)	39,962	39,898
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.59%, 4/1/18(5)	74,372	75,386
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.67%, 4/1/18(5)	99,556	97,326
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 3.67%, 11/1/18, resets annually off the 1-year H15T1Y plus 2.25%	31,595	31,794
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.33%, 4/1/18(5)	79,919	79,290
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.55%, 4/1/18(5)	93,721	93,319
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 3.18%, 4/1/18, resets annually off the 1-year H15T1Y plus 2.15%	117,213	118,864
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 3.66%, 4/1/18(5)	59,232	54,504

15

	Principal Amount	Value
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.61%, 4/1/18(5)	$65,939	$67,505
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.52%, 4/1/18(5)	203,848	206,009
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 3.53%, 4/1/18(5)	34,697	35,550
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 4/1/18(1)(5)	668,497	679,412
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 3.44%, 4/1/18(5)	104,863	109,562
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 2.61%, 4/26/18, resets monthly off the 1-month LIBOR plus 0.74%	117,863	112,674
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.64%, 4/1/18(5)	65,734	64,799
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 3.79%, 4/1/18(5)	9,184	9,513
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 3.53%, 4/1/18(5)	33,667	34,559
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 3.87%, 4/1/18(5)	58,145	59,008
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 4A8, VRN, 3.50%, 4/1/18(5)	100,000	102,165
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 2A1, VRN, 3.58%, 4/1/18(5)	63,234	62,986
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 4A1, VRN, 3.92%, 4/1/18(5)	137,726	139,234
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 3.50%, 4/1/18(5)	52,755	53,398
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 3.60%, 4/1/18(5)	33,675	33,100
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 3.72%, 4/1/18(5)	133,522	131,355
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 3.70%, 4/1/18(5)	208,592	195,777
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 4.04%, 4/1/18(5)	98,406	94,022
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A36, 6.00%, 8/25/37	49,924	49,049
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	25,730	26,372
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-7, Class A1, 6.00%, 6/25/37	106,070	105,686
		2,962,116
U.S. Government Agency Collateralized Mortgage Obligations — 7.0%
FHLMC, Series 2015-HQ2, Class M3, VRN, 5.12%, 4/25/18, resets monthly off the 1-month LIBOR plus 3.25%	100,000	113,208
FHLMC, Series 2017-DNA2, Class M1, VRN, 3.07%, 4/25/18, resets monthly off the 1-month LIBOR plus 1.20%	332,876	336,625
FNMA, Series 2014-C02, Class 2M2, VRN, 4.47%, 4/25/18, resets monthly off the 1-month LIBOR plus 2.60%	331,126	350,453
FNMA, Series 2016-C03, Class 2M2, VRN, 7.77%, 4/25/18, resets monthly off the 1-month LIBOR plus 5.90%	50,000	58,764
FNMA, Series 2016-C04, Class 1M2, VRN, 6.12%, 4/25/18, resets monthly off the 1-month LIBOR plus 4.25%	100,000	113,271
FNMA, Series 2017-C03, Class 1M1, VRN, 2.82%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.95%	384,156	386,394

16

	Principal Amount	Value
FNMA, Series 2017-C03, Class 1M2, VRN, 4.87%, 4/25/18, resets monthly off the 1-month LIBOR plus 3.00%	$125,000	$132,729
FNMA, Series 2017-C06, Class 1M1, VRN, 2.62%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.75%	223,382	223,776
FNMA, Series 2017-C06, Class 2M1, VRN, 2.62%, 4/25/18, resets monthly off the 1-month LIBOR plus 0.75%	284,062	284,449
FNMA, Series 2017-C07, Class 1M2, VRN, 4.27%, 4/25/18, resets monthly off the 1-month LIBOR plus 2.40%	1,125,000	1,143,065
		3,142,734
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,033,635)		6,104,850
COMMERCIAL MORTGAGE-BACKED SECURITIES(3) — 4.5%
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(1)	150,000	149,340
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class B, VRN, 4.71%, 4/1/18(5)	260,000	273,797
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 4/1/18(5)	75,000	77,347
Commercial Mortgage Trust, Series 2014-UBS5, Class B, VRN, 4.51%, 4/1/18(5)	125,000	128,232
Core Industrial Trust, Series 2015-CALW, Class C, 3.56%, 2/10/34(1)	250,000	249,238
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 2.48%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.70%(1)	150,000	150,343
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 4/10/18(1)(5)	250,000	249,858
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 4/1/18(5)	250,000	252,159
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class C, VRN, 5.01%, 4/1/18(5)	190,000	196,588
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class B, VRN, 3.18%, 4/15/18, resets monthly off the 1-month LIBOR plus 1.40%(1)	75,000	75,049
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/18(1)(5)	200,000	198,666
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $2,036,402)		2,000,617
SOVEREIGN GOVERNMENTS AND AGENCIES — 1.3%
Argentina — 0.3%
Argentine Republic Government International Bond, 6.875%, 4/22/21	150,000	159,281
Egypt — 0.5%
Egypt Government International Bond, 6.125%, 1/31/22	200,000	207,385
South Africa — 0.5%
Republic of South Africa Government International Bond, 5.50%, 3/9/20	200,000	207,798
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $578,361)		574,464
U.S. TREASURY SECURITIES — 0.2%
U.S. Treasury Bills, 1.30%, 5/3/18(6)(7) (Cost $99,886)	100,000	99,860
MUNICIPAL SECURITIES — 0.2%
State of Illinois GO, 4.35%, 6/1/18 (Cost $80,204)	80,000	80,141

17

	Shares	Value
COMMON STOCKS — 0.1%
Energy Equipment and Services — 0.1%
Basic Energy Services, Inc.(8) (Cost $134,410)	2,388	$34,483
TEMPORARY CASH INVESTMENTS — 7.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.625%, 2/15/23 - 5/15/47, valued at $1,773,397), in a joint trading account at 1.45%, dated 3/29/18, due 4/2/18 (Delivery value $1,734,964)		1,734,685
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25%, 2/15/27, valued at $1,475,072), at 0.74%, dated 3/29/18, due 4/2/18 (Delivery value $1,446,119)		1,446,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,870	1,870
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,182,555)		3,182,555
TOTAL INVESTMENT SECURITIES — 101.8% (Cost $46,218,136)		45,637,708
OTHER ASSETS AND LIABILITIES — (1.8)%		(793,008)
TOTAL NET ASSETS — 100.0%		$44,844,700

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	388,289	USD	303,626	UBS AG	6/13/18	$(5,358)
BRL	527,713	USD	159,185	Goldman Sachs & Co.	6/13/18	(285)
USD	161,494	BRL	527,713	Goldman Sachs & Co.	6/13/18	2,594
CAD	277,365	USD	214,474	JPMorgan Chase Bank N.A.	6/13/18	1,098
USD	226,839	CHF	212,185	UBS AG	6/13/18	3,593
EUR	52,477	USD	65,545	JPMorgan Chase Bank N.A.	6/13/18	(646)
USD	65,513	EUR	52,477	JPMorgan Chase Bank N.A.	6/13/18	613
USD	452,821	HUF	113,513,110	JPMorgan Chase Bank N.A.	6/13/18	3,660
USD	42,243	HUF	10,574,687	JPMorgan Chase Bank N.A.	6/13/18	400
USD	24,730	HUF	6,183,799	JPMorgan Chase Bank N.A.	6/13/18	261
IDR	6,073,698,776	USD	437,649	Goldman Sachs & Co.	6/20/18	2,218
USD	227,349	ILS	783,127	Goldman Sachs & Co.	6/13/18	3,126
INR	14,559,989	USD	222,732	Goldman Sachs & Co.	6/13/18	(743)
JPY	51,451,400	USD	488,406	JPMorgan Chase Bank N.A.	6/13/18	(2,623)
USD	433,484	KRW	463,546,489	Goldman Sachs & Co.	6/13/18	(3,649)
MYR	1,705,038	USD	436,909	Goldman Sachs & Co.	6/13/18	4,322
NOK	3,350,511	USD	430,745	JPMorgan Chase Bank N.A.	6/13/18	(2,393)
USD	452,227	NZD	620,364	UBS AG	6/13/18	4,000
PEN	721,786	USD	224,227	Goldman Sachs & Co.	6/13/18	(993)
PLN	68,737	USD	20,280	Goldman Sachs & Co.	6/13/18	(175)
USD	449,039	PLN	1,523,410	Goldman Sachs & Co.	6/13/18	3,458
RUB	12,149,117	USD	212,026	Goldman Sachs & Co.	6/13/18	(1,768)
USD	144,231	THB	4,503,263	Goldman Sachs & Co.	6/13/18	(125)
						$10,585

18

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Notes	15	June 2018	USD	1,500,000	$1,716,914	$4,888

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bobl 5-Year Bonds	11	June 2018	EUR	1,100,000	$1,776,462	$(14,367)
U.S. Treasury 10-Year Notes	13	June 2018	USD	1,300,000	1,574,828	(11,810)
					$3,351,290	$(26,177)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type*	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value**
Markit CDX North America High Yield Index Series 23	Sell	5.00%	12/20/19	$475,000	$25,733	$2,249	$27,982

19

CREDIT DEFAULT SWAP AGREEMENTS
Counterparty/Reference Entity	Type*	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value**
Bank of America N.A./ Camden Property Trust	Buy	(1.00)%	12/20/19	$125,000	$(305)	$(948)	$(1,253)
Barclays Bank plc/ Dominion Resources, Inc.	Buy	(1.00)%	6/20/20	$125,000	(1,695)	(587)	(2,282)
Barclays Bank plc/ Procter & Gamble Co. (The)	Buy	(1.00)%	6/20/20	$125,000	(2,253)	(242)	(2,495)
Deutsche Bank AG/ Host Hotels & Resorts, Inc.	Buy	(1.00)%	9/20/19	$125,000	(472)	(1,208)	(1,680)
Deutsche Bank AG/ International Business Machines Corp.	Buy	(1.00)%	9/20/19	$125,000	(990)	(749)	(1,739)
Goldman Sachs & Co./ Kellogg Co.	Buy	(1.00)%	12/20/19	$125,000	(779)	(939)	(1,718)
Goldman Sachs & Co./ M.D.C. Holdings, Inc.	Buy	(1.00)%	6/20/20	$125,000	1,731	(3,465)	(1,734)
Goldman Sachs & Co./ Starwood Hotels & Resorts	Buy	(1.00)%	6/20/20	$125,000	(555)	(1,880)	(2,435)
Morgan Stanley & Co./ D.R. Horton, Inc.	Sell	1.00%	6/20/20	$125,000	(1,282)	3,673	2,391
Morgan Stanley & Co./ Lennar Corp.	Sell	5.00%	6/20/20	$125,000	7,790	5,178	12,968
Morgan Stanley & Co./ Mondelez International, Inc.	Buy	(1.00)%	9/20/19	$125,000	(990)	(615)	(1,605)
Morgan Stanley & Co./ PepsiCo, Inc.	Buy	(1.00)%	9/20/19	$125,000	(1,082)	(628)	(1,710)
					$(882)	$(2,410)	$(3,292)

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

20

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CHF	-	Swiss Franc
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korean Won
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PEN	-	Peruvian Sol
PLN	-	Polish Zloty
resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
RUB	-	Russian Ruble
SEQ	-	Sequential Payer
THB	-	Thai Baht
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $13,080,958, which represented 29.2% of total net assets.

(2)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(3)	Final maturity date indicated, unless otherwise noted.

(4)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(5)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(6)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts, and/or swap agreements. At the period end, the aggregate value of securities pledged was $54,913.

(7)	The rate indicated is the yield to maturity at purchase.

(8)	Non-income producing.

See Notes to Financial Statements.

21

Statement of Assets and Liabilities

MARCH 31, 2018
Assets
Investment securities, at value (cost of $46,218,136)	$45,637,708
Cash	16,200
Receivable for investments sold	705,490
Receivable for capital shares sold	655,399
Receivable for variation margin on swap agreements	692
Unrealized appreciation on forward foreign currency exchange contracts	29,343
Swap agreements, at value (including net premiums paid (received) of $6,508)	15,359
Interest and dividends receivable	374,243
47,434,434

Liabilities
Foreign currency overdraft payable, at value (cost of $818)	812
Payable for investments purchased	2,133,183
Payable for capital shares redeemed	392,181
Payable for variation margin on futures contracts	2,218
Unrealized depreciation on forward foreign currency exchange contracts	18,758
Swap agreements, at value (including net premiums paid (received) of $(7,390))	18,651
Accrued management fees	22,533
Distribution and service fees payable	1,398
2,589,734

Net Assets	$44,844,700

Net Assets Consist of:
Capital paid in	$46,219,429
Distributions in excess of net investment income	(35,032)
Accumulated net realized loss	(748,410)
Net unrealized depreciation	(591,287)
$44,844,700

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$31,974,809	3,355,089	$9.53
I Class	$18,854	1,979	$9.53
Y Class	$5,077	533	$9.53
A Class	$4,052,379	425,216	$9.53*
C Class	$397,866	41,742	$9.53
R Class	$58,343	6,119	$9.53
R5 Class	$7,266,890	762,270	$9.53
R6 Class	$1,070,482	112,289	$9.53
*Maximum offering price $9.75 (net asset value divided by 0.9775).

See Notes to Financial Statements.

22

Statement of Operations

YEAR ENDED MARCH 31, 2018
Investment Income (Loss)
Income:
Interest	$1,104,688
Income distributions from affiliated funds	54,949
1,159,637

Expenses:
Management fees	262,882
Distribution and service fees:
A Class	19,238
C Class	11,572
R Class	4,740
Trustees' fees and expenses	2,208
Other expenses	693
301,333
Fees waived(1)	(45,563)
255,770

Net investment income (loss)	903,867

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $97,155 from affiliated funds)	15,784
Forward foreign currency exchange contract transactions	(3,626)
Futures contract transactions	1,431
Swap agreement transactions	(22,194)
Foreign currency translation transactions	(37)
(8,642)

Change in net unrealized appreciation (depreciation) on:
Investments (including $(65,453) from affiliated funds)	(407,770)
Forward foreign currency exchange contracts	5,373
Futures contracts	(23,045)
Swap agreements	(3,485)
Translation of assets and liabilities in foreign currencies	4
(428,923)

Net realized and unrealized gain (loss)	(437,565)

Net Increase (Decrease) in Net Assets Resulting from Operations	$466,302

(1)	Amount consists of $23,172, $8, $6, $9,587, $1,440, $1,193, $8,853 and $1,304 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

23

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2018 AND MARCH 31, 2017
Increase (Decrease) in Net Assets	March 31, 2018	March 31, 2017
Operations
Net investment income (loss)	$903,867	$657,875
Net realized gain (loss)	(8,642)	(109,301)
Change in net unrealized appreciation (depreciation)	(428,923)	954,547
Net increase (decrease) in net assets resulting from operations	466,302	1,503,121

Distributions to Shareholders
From net investment income:
Investor Class	(435,683)	(184,079)
I Class	(156)	—
Y Class	(117)	—
A Class	(152,385)	(220,059)
C Class	(14,118)	(18,747)
R Class	(16,300)	(21,250)
R5 Class	(175,518)	(192,666)
R6 Class	(26,381)	(28,845)
From tax return of capital:
Investor Class	—	(13,587)
A Class	—	(12,310)
C Class	—	(1,100)
R Class	—	(1,211)
R5 Class	—	(10,866)
R6 Class	—	(1,626)
Decrease in net assets from distributions	(820,658)	(706,346)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	13,789,319	5,982,596

Net increase (decrease) in net assets	13,434,963	6,779,371

Net Assets
Beginning of period	31,409,737	24,630,366
End of period	$44,844,700	$31,409,737

Distributions in excess of net investment income	$(35,032)	$(116,497)

See Notes to Financial Statements.

24

Notes to Financial Statements

MARCH 31, 2018

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short Duration Strategic Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek income. As a secondary objective, the fund seeks long-term capital appreciation.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class (formerly Institutional Class) and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the I Class and Y Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

25

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements on futures contracts, forward commitments, swap agreements and certain forward foreign currency exchange contracts.

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Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 27% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocation to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees. During the period ended March 31, 2018, the investment advisor agreed to waive an additional 0.09% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2018 and cannot terminate it prior to such date without the approval of the Board of Trustees.

The annual management fee and the effective annual management fee after waiver for each class for the period ended March 31, 2018 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	0.74%	0.62%
I Class	0.64%	0.52%
Y Class	0.54%	0.42%
A Class	0.74%	0.62%
C Class	0.74%	0.62%
R Class	0.74%	0.62%
R5 Class	0.54%	0.42%
R6 Class	0.49%	0.37%

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Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2018 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2018 totaled $33,653,577, of which $4,293,088 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2018 totaled $20,476,699, of which $1,816,210 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2018(1)		Year ended March 31, 2017
	Shares	Amount	Shares	Amount
Investor Class
Sold	3,129,598	$30,049,274	954,601	$9,108,716
Issued in reinvestment of distributions	44,557	427,918	20,069	191,323
Redeemed	(996,329)	(9,569,215)	(326,464)	(3,115,228)
	2,177,826	20,907,977	648,206	6,184,811
I Class			N/A
Sold	1,963	18,771
Issued in reinvestment of distributions	16	156
	1,979	18,927
Y Class			N/A
Sold	521	5,001
Issued in reinvestment of distributions	12	117
	533	5,118
A Class
Sold	85,309	819,847	128,008	1,220,522
Issued in reinvestment of distributions	15,687	150,904	24,542	232,369
Redeemed	(682,652)	(6,545,960)	(208,779)	(1,978,532)
	(581,656)	(5,575,209)	(56,229)	(525,641)
C Class
Sold	17,165	164,984	13,027	124,459
Issued in reinvestment of distributions	1,459	14,034	2,094	19,847
Redeemed	(102,493)	(979,768)	(8,062)	(76,950)
	(83,869)	(800,750)	7,059	67,356
R Class
Sold	1,805	17,454	164	1,668
Issued in reinvestment of distributions	1,682	16,187	2,372	22,461
Redeemed	(104,833)	(1,001,686)	(216)	(2,062)
	(101,346)	(968,045)	2,320	22,067
R5 Class
Issued in reinvestment of distributions	18,200	175,001	21,494	203,532
R6 Class
Issued in reinvestment of distributions	2,736	26,300	3,218	30,471
Net increase (decrease)	1,434,403	$13,789,319	626,068	$5,982,596

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the I Class and Y Class.

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6. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended March 31, 2018 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Emerging Markets Debt Fund R6 Class	$2,322	$53	$2,310	$(65)	—	—	$97	$55

(1)
Investments are funds within the American Century Investments family of funds and are considered affiliated funds. The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets. Additional information and attributes of each affiliated fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$26,286,412	—
Asset-Backed Securities	—	7,274,326	—
Collateralized Mortgage Obligations	—	6,104,850	—
Commercial Mortgage-Backed Securities	—	2,000,617	—
Sovereign Governments and Agencies	—	574,464	—
U.S. Treasury Securities	—	99,860	—
Municipal Securities	—	80,141	—
Common Stocks	$34,483	—	—
Temporary Cash Investments	1,870	3,180,685	—
	$36,353	$45,601,355	—
Other Financial Instruments
Futures Contracts	$4,888	—	—
Swap Agreements	—	$43,341	—
Forward Foreign Currency Exchange Contracts	—	29,343	—
	$4,888	$72,684	—

Liabilities
Other Financial Instruments
Futures Contracts	$11,810	$14,367	—
Swap Agreements	—	18,651	—
Forward Foreign Currency Exchange Contracts	—	18,758	—
	$11,810	$51,776	—

8. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $2,341,667.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized

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appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $7,389,712.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $1,466,667 futures contracts purchased and $2,640,218 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $9,603,324.

Value of Derivative Instruments as of March 31, 2018

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$692	Payable for variation margin on swap agreements*	—
Credit Risk	Swap agreements	15,359	Swap agreements	$18,651
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	29,343	Unrealized depreciation on forward foreign currency exchange contracts	18,758
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	2,218
		$45,394		$39,627

* Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

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Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2018

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$4,528	Change in net unrealized appreciation (depreciation) on swap agreements	$(3,485)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(3,626)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	5,373
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	1,431	Change in net unrealized appreciation (depreciation) on futures contracts	(23,045)
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(26,722)	Change in net unrealized appreciation (depreciation) on swap agreements	—
		$(24,389)		$(21,157)

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$820,658	$665,646
Long-term capital gains	—	—
Tax return of capital	—	$40,700

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$46,218,136
Gross tax appreciation of investments	$113,344
Gross tax depreciation of investments	(693,772)
Net tax appreciation (depreciation) of investments	(580,428)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(1,296)
Net tax appreciation (depreciation)	$(581,724)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(172,685)
Accumulated long-term capital losses	$(591,850)
Late-year ordinary loss deferral	$(28,470)

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The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts, futures contracts and unsettled interest on swap agreements.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

11. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$9.60	0.23	(0.09)	0.14	(0.21)	—	(0.21)	$9.53	1.50%	0.63%	0.75%	2.43%	2.31%	57%	$31,975
2017	$9.31	0.24	0.31	0.55	(0.25)	(0.01)	(0.26)	$9.60	5.96%	0.60%	0.75%	2.54%	2.39%	29%	$11,304
2016	$9.75	0.26	(0.38)	(0.12)	(0.32)	—	(0.32)	$9.31	(1.26)%	0.60%	0.75%	2.69%	2.54%	19%	$4,927
2015(3)	$10.00	0.18	(0.20)	(0.02)	(0.23)	—	(0.23)	$9.75	(0.16)%	0.61%(4)	0.75%(4)	2.78%(4)	2.64%(4)	18%	$9,879
I Class
2018(5)	$9.61	0.24	(0.11)	0.13	(0.21)	—	(0.21)	$9.53	1.39%	0.53%(4)	0.65%(4)	2.56%(4)	2.44%(4)	57%(6)	$19
Y Class
2018(5)	$9.61	0.25	(0.11)	0.14	(0.22)	—	(0.22)	$9.53	1.49%	0.43%(4)	0.55%(4)	2.62%(4)	2.50%(4)	57%(6)	$5
A Class
2018	$9.60	0.21	(0.09)	0.12	(0.19)	—	(0.19)	$9.53	1.25%	0.88%	1.00%	2.18%	2.06%	57%	$4,052
2017	$9.31	0.22	0.31	0.53	(0.23)	(0.01)	(0.24)	$9.60	5.69%	0.85%	1.00%	2.29%	2.14%	29%	$9,669
2016	$9.75	0.23	(0.38)	(0.15)	(0.29)	—	(0.29)	$9.31	(1.50)%	0.85%	1.00%	2.44%	2.29%	19%	$9,901
2015(3)	$10.00	0.17	(0.20)	(0.03)	(0.22)	—	(0.22)	$9.75	(0.33)%	0.86%(4)	1.00%(4)	2.53%(4)	2.39%(4)	18%	$7,288

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2018	$9.60	0.14	(0.09)	0.05	(0.12)	—	(0.12)	$9.53	0.49%	1.63%	1.75%	1.43%	1.31%	57%	$398
2017	$9.31	0.15	0.30	0.45	(0.15)	(0.01)	(0.16)	$9.60	4.91%	1.60%	1.75%	1.54%	1.39%	29%	$1,206
2016	$9.75	0.16	(0.38)	(0.22)	(0.22)	—	(0.22)	$9.31	(2.24)%	1.60%	1.75%	1.69%	1.54%	19%	$1,104
2015(3)	$10.00	0.12	(0.20)	(0.08)	(0.17)	—	(0.17)	$9.75	(0.83)%	1.61%(4)	1.75%(4)	1.78%(4)	1.64%(4)	18%	$1,009
R Class
2018	$9.60	0.19	(0.09)	0.10	(0.17)	—	(0.17)	$9.53	1.00%	1.13%	1.25%	1.93%	1.81%	57%	$58
2017	$9.31	0.19	0.31	0.50	(0.20)	(0.01)	(0.21)	$9.60	5.43%	1.10%	1.25%	2.04%	1.89%	29%	$1,032
2016	$9.75	0.21	(0.38)	(0.17)	(0.27)	—	(0.27)	$9.31	(1.75)%	1.10%	1.25%	2.19%	2.04%	19%	$979
2015(3)	$10.00	0.15	(0.20)	(0.05)	(0.20)	—	(0.20)	$9.75	(0.49)%	1.11%(4)	1.25%(4)	2.28%(4)	2.14%(4)	18%	$995
R5 Class(7)
2018	$9.60	0.25	(0.09)	0.16	(0.23)	—	(0.23)	$9.53	1.71%	0.43%	0.55%	2.63%	2.51%	57%	$7,267
2017	$9.31	0.26	0.31	0.57	(0.27)	(0.01)	(0.28)	$9.60	6.17%	0.40%	0.55%	2.74%	2.59%	29%	$7,146
2016	$9.75	0.28	(0.38)	(0.10)	(0.34)	—	(0.34)	$9.31	(1.06)%	0.40%	0.55%	2.89%	2.74%	19%	$6,729
2015(3)	$10.00	0.20	(0.20)	—	(0.25)	—	(0.25)	$9.75	(0.02)%	0.41%(4)	0.55%(4)	2.98%(4)	2.84%(4)	18%	$7,301
R6 Class
2018	$9.60	0.26	(0.09)	0.17	(0.24)	—	(0.24)	$9.53	1.76%	0.38%	0.50%	2.68%	2.56%	57%	$1,070
2017	$9.31	0.27	0.30	0.57	(0.27)	(0.01)	(0.28)	$9.60	6.22%	0.35%	0.50%	2.79%	2.64%	29%	$1,052
2016	$9.75	0.28	(0.38)	(0.10)	(0.34)	—	(0.34)	$9.31	(1.01)%	0.35%	0.50%	2.94%	2.79%	19%	$990
2015(3)	$10.00	0.20	(0.20)	—	(0.25)	—	(0.25)	$9.75	0.01%	0.36%(4)	0.50%(4)	3.03%(4)	2.89%(4)	18%	$1,000

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 28, 2014 (fund inception) through March 31, 2015.

(4)	Annualized.

(5)	April 10, 2017 (commencement of sale) through March 31, 2018.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(7)	Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Short Duration Strategic Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short Duration Strategic Income Fund (one of the twelve funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2018, the related statement of operations for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

38

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None

39

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

40

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

41

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

42

Notes

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92286 1805

Annual Report

March 31, 2018

Strategic Income Fund
Investor Class (ASIEX)
I Class (ASIGX)
Y Class (ASYIX)
A Class (ASIQX)
C Class (ASIHX)
R Class (ASIWX)
R5 Class (ASIJX)
R6 Class (ASIPX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Rally Rolled On, Until Volatility Resurfaced

For most of the 12-month period, broad U.S. stock and bond indices generated positive returns. Stocks generally rallied against a backdrop of robust corporate earnings results, steady economic growth, relatively low interest rates, and U.S. tax reform. For bonds, modest economic gains, relatively muted inflation, and gradual—and well telegraphed—tightening from the Federal Reserve (the Fed) continued to support positive performance.

Then, in early February, a force that was largely dormant during 2017—volatility—re-emerged. Robust U.S. wage growth triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. Treasury yields climbed to their highest levels in several years, and stock prices plunged into correction territory. Economic data released in March helped calm the unrest, while the Fed's March rate hike, which investors had expected, had little impact. Markets recovered much of the previous weeks’ losses, until a fresh round of worries emerged. President Trump announced the U.S. would implement tariffs on certain imports from China, sparking fears of a global trade war and triggering a flight to quality in the financial markets.

Despite the resurgence of volatility late in the period, U.S. stocks (S&P 500 Index) delivered a total return of 13.99% for the 12 months. Continuing a long-standing trend, growth stocks significantly outperformed their value counterparts across the capitalization spectrum. Meanwhile, the March flight to quality helped bonds hang onto the modest gains generated ahead of the market turbulence, and investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned 1.20% for the 12-month period.

With inflationary pressures mounting, Treasury yields rising, volatility resurfacing, and the implications of tax reform still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ASIEX	2.86%	3.03%	7/28/14
Bloomberg Barclays U.S. Aggregate Bond Index	—	1.20%	1.95%	—
I Class	ASIGX	—	2.64%	4/10/17
Y Class	ASYIX	—	2.73%	4/10/17
A Class	ASIQX			7/28/14
No sales charge		2.71%	2.78%
With sales charge		-1.91%	1.50%
C Class	ASIHX	1.94%	2.01%	7/28/14
R Class	ASIWX	2.45%	2.52%	7/28/14
R5 Class	ASIJX	3.17%	3.24%	7/28/14
R6 Class	ASIPX	3.22%	3.29%	7/28/14
Fund returns would have been lower if a portion of the fees had not been waived. Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made July 28, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2018
Investor Class — $11,160

Bloomberg Barclays U.S. Aggregate Bond Index — $10,735

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.87%	0.77%	0.67%	1.12%	1.87%	1.37%	0.67%	0.62%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Kevin Akioka, Jeff Houston, Bob Gahagan, Brian Howell, and Margé Karner

Performance Summary

Strategic Income advanced 2.86%* for the 12 months ended March 31, 2018. By comparison, the investment-grade Bloomberg Barclays U.S. Aggregate Bond Index gained 1.20% for the same period. Fund returns reflect operating expenses, while index returns do not.

The fund’s relative performance reflected market conditions that favored higher-yielding, lower-credit-quality securities over government bonds on a total return basis. The fund’s absolute return reflected the increasingly challenging environment for fixed-income investors as the period unfolded. Most fixed-income sectors generated robust performance for the first several months of the period, as longer-maturity U.S. Treasury yields generally declined amid a backdrop of muted inflation and modest economic growth. A "risk-on" sentiment prevailed, and higher-risk securities generally outperformed.

Broad performance results shifted dramatically in the final months of the reporting period. Expectations for stronger growth and higher inflation drove Treasury yields sharply higher and credit spreads (the difference in yield between Treasury and non-Treasury securities of similar maturity) wider, triggering sharp volatility throughout global financial markets. Meanwhile, the Federal Reserve (the Fed) continued to normalize monetary policy by reducing its balance sheet, hiking its target interest rate three times, and reiterating its commitment to raising rates.

Overall, positive results through 2017 offset losses in early 2018, and most fixed-income sectors generated gains for the 12-month period, particularly spread (non-U.S. Treasury) sectors, which outperformed Treasuries. These market conditions and the portfolio’s exposure to non-index, higher-yielding sectors, consistent with the fund’s income objective, contributed to the fund’s outperformance versus the investment-grade index.

Corporate Bonds Were Top Contributors

The portfolio provided diversified exposure to higher-yielding segments of the fixed-income market, including the investment-grade corporate bond sector, out-of-index high-yield corporate bonds, the securitized sector, and out-of-index emerging markets debt. Higher-yielding bond sectors generally outperformed higher-quality sectors that are more prevalent in the Bloomberg Barclays index.

We invested the majority of the portfolio in corporate bonds (approximately 43% of the portfolio on March 31, 2018), including high-yield and investment-grade securities. The portfolio’s high-yield corporate bonds were top contributors to performance, boosted by solid corporate fundamentals, a rallying equity market, rising oil prices, and tax reform. In addition, investor demand for yield, which continued through much of the period, supported high-yield bonds. Similarly, our investment-grade corporate bonds also were prominent contributors, benefiting from favorable corporate and economic fundamentals and investor demand for yield. In addition, we held small positions in non-U.S.-dollar-denominated European corporate bonds, which contributed to the portfolio’s results.

*
All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Emerging Markets, Securitized Sector Aided Performance

The portfolio’s position in emerging markets sovereign and corporate debt also was a prominent contributor to performance. Similar to high-yield corporate bonds, emerging markets bonds rallied, particularly during the first half of the period, due to improving global economic data, rising oil prices, accommodative central banks, and investor demand for yield. Within the allocation, security selection in Latin America and Europe aided results.

Similar to the corporate sector, we maintained a large position in the securitized sector (approximately 30% of the portfolio as of March 31, 2018), including non-agency structured mortgage securities and asset-backed securities (ABS). Within the allocation, security selection lifted relative results. Specifically, our selections among non-agency collateralized mortgage obligations, commercial mortgage-backed securities, and ABS added value compared with the conventional mortgage-backed securities represented in the index.

In addition, in the fourth quarter of 2017, we initiated a position designed to take advantage of likely flattening of Brazil’s yield curve, which had been historically steep due to central bank easing and adverse political events. The curve flattened during the first quarter of 2018, and this strategy, which included Brazilian interest rate swaps, contributed modestly to results. We exited the position by period-end.

Portfolio Positioning

Following the March 2018 rate hike, we expect the Fed will continue to normalize rates and stick to its stated goal of raising short-term rates two more times in 2018. We believe solid growth data, which should lead to modest gains in gross domestic product growth, and a gradual uptick in inflation support the Fed’s rate-tightening strategy. We also expect this backdrop to push longer-maturity Treasury yields slightly higher, with the 10-year Treasury yield likely settling near the midpoint of our anticipated trading range of 2.75% to 3.25%.

Although the market is in the late stages of the credit cycle, we believe the slower-than-usual pace of economic gains and Fed interest rate hikes over the last several years, combined with solid corporate fundamentals, indicate the economy and corporate profits can continue to grow. Accordingly, we believe credit sectors still offer value. We plan to maintain overweight positions in corporate and securitized bonds and out-of-index positions in emerging markets and other higher-yielding bonds, adding exposure when spreads widen and value is apparent. Overall, we favor a bottom-up approach, emphasizing careful security selection. Given our focus on higher-yielding securities with low correlation to the U.S. Treasury market, we believe the portfolio is well positioned if interest rates continue to rise.

6

Fund Characteristics

MARCH 31, 2018
Portfolio at a Glance
Average Duration (effective)	3.8 years
Weighted Average Life	8.1 years

Types of Investments in Portfolio	% of net assets
Corporate Bonds	42.8%
Asset-Backed Securities	12.4%
Sovereign Governments and Agencies	10.5%
Collateralized Mortgage Obligations	10.1%
Mutual Funds	8.4%
Commercial Mortgage-Backed Securities	7.8%
Preferred Stocks	3.8%
U.S. Treasury Securities	1.2%
Common Stocks	0.1%
Temporary Cash Investments	5.2%
Other Assets and Liabilities	(2.3)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period(1) 10/1/17 - 3/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$995.10	$3.53	0.71%
I Class	$1,000	$995.60	$3.03	0.61%
Y Class	$1,000	$996.00	$2.54	0.51%
A Class	$1,000	$993.90	$4.77	0.96%
C Class	$1,000	$990.20	$8.48	1.71%
R Class	$1,000	$992.60	$6.01	1.21%
R5 Class	$1,000	$996.10	$2.54	0.51%
R6 Class	$1,000	$996.40	$2.29	0.46%
Hypothetical
Investor Class	$1,000	$1,021.39	$3.58	0.71%
I Class	$1,000	$1,021.89	$3.07	0.61%
Y Class	$1,000	$1,022.39	$2.57	0.51%
A Class	$1,000	$1,020.15	$4.84	0.96%
C Class	$1,000	$1,016.41	$8.60	1.71%
R Class	$1,000	$1,018.90	$6.09	1.21%
R5 Class	$1,000	$1,022.39	$2.57	0.51%
R6 Class	$1,000	$1,022.64	$2.32	0.46%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2018

	Principal Amount/Shares	Value
CORPORATE BONDS — 42.8%
Auto Components — 0.9%
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	$75,000	$77,719
Tenneco, Inc., 5.00%, 7/15/26	75,000	72,960
		150,679
Automobiles — 1.7%
Ford Motor Co., 4.35%, 12/8/26	125,000	123,642
General Motors Financial Co., Inc., 5.25%, 3/1/26	115,000	121,590
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(1)	25,000	25,187
Jaguar Land Rover Automotive plc, 5.625%, 2/1/23(1)	25,000	25,594
		296,013
Banks — 0.8%
BBVA Banco Continental SA, 3.25%, 4/8/18(1)	30,000	29,992
BBVA Bancomer SA, 7.25%, 4/22/20	100,000	106,649
		136,641
Beverages — 0.8%
Molson Coors Brewing Co., 3.00%, 7/15/26	150,000	138,817
Biotechnology — 0.6%
Gilead Sciences, Inc., 4.15%, 3/1/47	100,000	97,981
Building Products — 0.6%
Masco Corp., 4.45%, 4/1/25	100,000	102,612
Capital Markets — 0.4%
Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 4.15%, 1/23/30	80,000	74,694
Chemicals — 0.6%
NOVA Chemicals Corp., 4.875%, 6/1/24(1)	100,000	96,125
Commercial Services and Supplies — 0.4%
Covanta Holding Corp., 5.875%, 3/1/24	75,000	73,688
Consumer Discretionary — 0.4%
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/25(1)	75,000	72,089
Consumer Finance — 0.4%
Discover Financial Services, 3.75%, 3/4/25	75,000	72,868
Containers and Packaging — 1.8%
Ball Corp., 5.00%, 3/15/22	75,000	77,907
Berry Global, Inc., 5.125%, 7/15/23	75,000	76,127
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	75,000	74,625
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(1)	75,000	75,821
		304,480
Diversified Financial Services — 0.4%
Ally Financial, Inc., 4.625%, 3/30/25	65,000	64,431
Diversified Telecommunication Services — 0.6%
AT&T, Inc., 4.45%, 4/1/24	100,000	103,306

10

	Principal Amount/Shares	Value
Energy Equipment and Services — 0.5%
Ensco plc, 8.00%, 1/31/24	$46,000	$44,620
Transocean, Inc., 9.00%, 7/15/23(1)	45,000	48,037
		92,657
Equity Real Estate Investment Trusts (REITs) — 2.1%
American Tower Corp., 3.375%, 10/15/26	125,000	117,718
Crown Castle International Corp., 5.25%, 1/15/23	95,000	101,026
Equinix, Inc., 5.375%, 4/1/23	75,000	76,969
Essex Portfolio LP, 3.625%, 8/15/22	60,000	60,430
		356,143
Food and Staples Retailing — 0.8%
Sysco Corp., 3.30%, 7/15/26	150,000	144,930
Gas Utilities — 3.3%
Enterprise Products Operating LLC, VRN, 5.48%, 5/1/18, resets quarterly off the 3-month LIBOR plus 3.71%	75,000	75,286
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	115,000	131,610
MPLX LP, 4.875%, 12/1/24	88,000	92,362
Rockies Express Pipeline LLC, 6.00%, 1/15/19(1)	75,000	76,687
Sunoco Logistics Partners Operations LP, 3.90%, 7/15/26	125,000	118,876
Williams Cos., Inc. (The), 3.70%, 1/15/23	75,000	73,312
		568,133
Health Care Equipment and Supplies — 1.5%
Abbott Laboratories, 3.75%, 11/30/26	100,000	99,583
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	150,000	151,440
		251,023
Health Care Providers and Services — 2.5%
Acadia Healthcare Co., Inc., 5.125%, 7/1/22	25,000	25,125
CHS / Community Health Systems, Inc., 5.125%, 8/1/21	75,000	70,125
DaVita, Inc., 5.125%, 7/15/24	80,000	78,250
Express Scripts Holding Co., 4.50%, 2/25/26	100,000	101,759
Tenet Healthcare Corp., 4.75%, 6/1/20	75,000	75,938
Tenet Healthcare Corp., 6.00%, 10/1/20	75,000	77,812
		429,009
Hotels, Restaurants and Leisure — 1.3%
Aramark Services, Inc., 4.75%, 6/1/26	75,000	72,750
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24	75,000	72,937
International Game Technology plc, 6.25%, 2/15/22(1)	80,000	84,200
		229,887
Household Durables — 2.3%
Lennar Corp., 4.75%, 5/30/25	75,000	74,156
M.D.C. Holdings, Inc., 5.50%, 1/15/24	65,000	66,300
PulteGroup, Inc., 5.50%, 3/1/26	75,000	77,569
Toll Brothers Finance Corp., 5.625%, 1/15/24	75,000	78,281
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19	90,000	90,675
		386,981

11

		Principal Amount/Shares	Value
Industrial Conglomerates — 0.5%
HD Supply, Inc., 5.75%, 4/15/24(1)		$75,000	$79,196
Insurance — 2.6%
AXA SA,, MTN, VRN, 3.375%, 7/6/27(2)	EUR	100,000	129,513
CNP Assurances, VRN, 4.50%, 6/10/27(2)	EUR	100,000	140,266
Liberty Mutual Group, Inc., VRN, 5.03%, 6/15/18, resets quarterly off the 3-month LIBOR plus 2.91%(1)		$125,000	123,281
Voya Financial, Inc., VRN, 5.65%, 5/15/23(2)		50,000	51,125
			444,185
Internet Software and Services — 0.9%
Symantec Corp., 5.00%, 4/15/25(1)		150,000	151,610
IT Services — 1.1%
Fidelity National Information Services, Inc., 3.00%, 8/15/26		125,000	116,535
First Data Corp., 5.00%, 1/15/24(1)		75,000	75,281
			191,816
Machinery — 0.5%
Oshkosh Corp., 5.375%, 3/1/22		75,000	76,875
Media — 6.0%
21st Century Fox America, Inc., 6.90%, 8/15/39		75,000	101,000
AMC Networks, Inc., 4.75%, 8/1/25		100,000	96,613
CSC Holdings LLC, 6.75%, 11/15/21		75,000	78,281
DISH DBS Corp., 5.125%, 5/1/20		75,000	75,195
Gray Television, Inc., 5.125%, 10/15/24(1)		75,000	72,750
Lamar Media Corp., 5.375%, 1/15/24		65,000	67,275
Nexstar Broadcasting, Inc., 5.625%, 8/1/24(1)		75,000	73,665
Sirius XM Radio, Inc., 6.00%, 7/15/24(1)		75,000	77,438
Time Warner, Inc., 3.80%, 2/15/27		245,000	237,160
Viacom, Inc., 3.125%, 6/15/22		150,000	146,434
			1,025,811
Metals and Mining — 0.9%
Freeport-McMoRan, Inc., 3.875%, 3/15/23		75,000	72,668
Teck Resources Ltd., 4.75%, 1/15/22		75,000	76,312
			148,980
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Starwood Property Trust, Inc., 5.00%, 12/15/21		75,000	76,687
Multi-Utilities — 0.4%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 8/20/26		75,000	73,688
Oil, Gas and Consumable Fuels — 2.7%
Continental Resources, Inc., 5.00%, 9/15/22		60,000	60,975
Lukoil International Finance BV, 7.25%, 11/5/19		100,000	106,124
MEG Energy Corp., 7.00%, 3/31/24(1)		50,000	41,500
Newfield Exploration Co., 5.375%, 1/1/26		100,000	103,750
Petrobras Global Finance BV, 5.30%, 1/27/25(1)		31,000	30,651
Petroleos Mexicanos, 6.00%, 3/5/20		64,000	66,832
Sanchez Energy Corp., 7.75%, 6/15/21		50,000	46,250
			456,082

12

	Principal Amount/Shares	Value
Pharmaceuticals — 0.6%
Endo Finance LLC, 5.75%, 1/15/22(1)	$50,000	$41,250
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	40,000	32,148
Valeant Pharmaceuticals International, Inc., 5.625%, 12/1/21(1)	25,000	23,969
		97,367
Specialty Retail — 0.4%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.50%, 4/1/23	75,000	74,531
Technology Hardware, Storage and Peripherals — 0.3%
Seagate HDD Cayman, 4.75%, 6/1/23	55,000	55,069
Textiles, Apparel and Luxury Goods — 0.4%
Hanesbrands, Inc., 4.625%, 5/15/24(1)	70,000	68,863
Wireless Telecommunication Services — 0.4%
T-Mobile USA, Inc., 6.625%, 4/1/23	70,000	72,319
TOTAL CORPORATE BONDS (Cost $7,435,701)		7,336,266
ASSET-BACKED SECURITIES(3) — 12.4%
Avis Budget Rental Car Funding AESOP LLC, Series 2013-1A, Class A SEQ, 1.92%, 9/20/19(1)	100,000	99,821
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(1)	25,000	25,004
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(1)	79,297	77,866
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class B, 3.24%, 5/25/29(1)	19,824	19,406
Carlyle Global Market Strategies, Series 2014-1A, Class A1R2, VRN, 3.31%, 7/17/18, resets quarterly off the 3-month LIBOR plus 0.97%(1)(5)	100,000	100,000
CBAM Ltd., Series 2018-5A, Class A, VRN, 3.32%, 10/17/18, resets quarterly off the 3-month LIBOR plus 1.02%(1)	75,000	75,000
CBAM Ltd., Series 2018-5A, Class B1, VRN, 3.70%, 10/17/18, resets quarterly off the 3-month LIBOR plus 1.40%(1)	75,000	75,000
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 3.03%, 4/17/18, resets monthly off the 1-month LIBOR plus 1.25%(1)	73,547	74,186
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, VRN, 2.27%, 4/16/18, resets quarterly of the 3-month LIBOR plus 0.97%(1)	125,000	125,071
Dryden 64 CLO Ltd., Seris 2018-64A, Class B, VRN, 3.62%, 10/18/18, resets quarterly off the 3-month LIBOR plus 1.40%(1)(5)	150,000	150,000
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2 SEQ, 1.83%, 8/25/19(1)	104,167	103,958
Hertz Vehicle Financing LLC, Series 2013-1A, Class B2, 2.48%, 8/25/19(1)	83,333	83,064
Hilton Grand Vacations Trust, Series 2014-AA, Class B, VRN, 2.07%, 4/25/18(1)(4)	11,565	11,388
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(1)	15,417	15,218
Invitation Homes Trust, Series 2017-SFR2, Class A, VRN, 2.66%, 4/17/18, resets monthly off the 1-month LIBOR plus 0.85%(1)	49,772	50,233

13

		Principal Amount/Shares	Value
Invitation Homes Trust, Series 2017-SFR2, Class B, VRN, 2.96%, 4/17/18, resets monthly off the 1-month LIBOR plus 1.15%(1)		$50,000	$50,337
Invitation Homes Trust, Series 2018-SFR1, Class C, VRN, 3.06%, 4/17/18, resets monthly off the 1-month LIBOR plus 1.25%(1)		100,000	100,823
Marriott Vacation Club Owner Trust, Series 2012-1A, Class B, VRN, 3.50%, 4/20/18(1)(4)		8,624	8,602
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(1)		54,805	53,838
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(1)		17,945	17,532
MVW Owner Trust, Series 2017-1A, Class B, 2.75%, 12/20/34(1)		91,916	89,725
Progress Residential Trust, Series 2017-SFR1, Class A SEQ, 2.77%, 8/17/34(1)		49,882	49,250
Progress Residential Trust, Series 2017-SFR2, Class A SEQ, 2.90%, 12/17/34(1)		75,000	74,059
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(1)		15,770	15,621
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A SEQ, 2.40%, 3/22/32(1)		20,324	20,169
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class A SEQ, 2.43%, 6/20/32(1)		22,589	22,386
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A SEQ, 2.58%, 9/20/32(1)		27,456	27,400
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(1)		9,321	9,215
Symphony CLO XIX Ltd., Series 2018-19A, Class A, VRN, 3.30%, 10/16/18, resets quarterly off the 3-month LIBOR plus 0.96%(1)(5)		150,000	150,000
TAL Advantage V LLC, Series 2014-2A, Class B, 3.97%, 5/20/39(1)		43,167	41,743
Towd Point Mortgage Trust, Series 2017-3, Class M1, VRN, 3.50%, 4/1/18(1)(4)		100,000	98,550
Voya CLO Ltd., Series 2013-2A, Class A2AR, VRN, 3.74%, 7/25/18, resets quarterly off the 3-month LIBOR plus 1.40%(1)		150,000	150,000
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)		59,614	58,606
TOTAL ASSET-BACKED SECURITIES (Cost $2,133,621)			2,123,071
SOVEREIGN GOVERNMENTS AND AGENCIES — 10.5%
Chile — 2.9%
Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/1/26	CLP	300,000,000	501,366
Colombia — 0.8%
Colombia Government International Bond, 7.375%, 9/18/37		$100,000	128,500
Dominican Republic — 0.7%
Dominican Republic International Bond, 6.875%, 1/29/26		$100,000	111,181
Egypt — 0.6%
Egypt Government International Bond, 5.75%, 4/29/20		$100,000	102,758
Mexico — 2.7%
Mexican Bonos, 10.00%, 11/20/36	MXN	6,820,000	466,184
South Africa — 1.6%
Republic of South Africa Government Bond, 10.50%, 12/21/26	ZAR	1,500,000	146,585

14

		Principal Amount/Shares	Value
Republic of South Africa Government Bond, 8.00%, 1/31/30	ZAR	1,600,000	$131,633
			278,218
Turkey — 1.2%
Turkey Government International Bond, 7.50%, 11/7/19		$200,000	211,762
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $1,788,199)			1,799,969
COLLATERALIZED MORTGAGE OBLIGATIONS(3) — 10.1%
Private Sponsor Collateralized Mortgage Obligations — 8.6%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.59%, 4/1/18(4)		55,779	56,539
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.67%, 4/1/18(4)		25,600	25,027
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 3.67%, 11/1/18, resets annually off the 1-year H15T1Y plus 2.25%		59,399	59,772
Chase Mortgage Finance Trust, Series 2007-A2, Class 6A2 SEQ, VRN, 3.56%, 4/1/18(4)		8,993	8,727
Citicorp Mortgage Securities, Inc., Series 2007-8, Class 1A3, 6.00%, 9/25/37		30,477	31,478
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.33%, 4/1/18(4)		79,919	79,291
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.55%, 4/1/18(4)		43,737	43,549
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 3.18%, 4/1/18, resets annually off the 1-year H15T1Y plus 2.15%		32,335	32,790
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-3, Class 1A1, VRN, 5.39%, 4/1/18(4)		42,236	40,368
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 3.66%, 4/1/18(4)		22,996	21,160
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.61%, 4/1/18(4)		39,563	40,503
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 3.54%, 4/1/18(4)		16,413	16,504
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 3.35%, 4/26/18(4)		62,471	62,009
Sequoia Mortgage Trust, Series 2017-CH2, Class A10 SEQ, VRN, 4.00%, 4/1/18(1)(4)		155,983	158,529
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 3.64%, 4/1/18(4)		32,867	32,400
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 3.28%, 4/1/18(4)		31,699	31,996
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 3.79%, 4/1/18(4)		18,210	18,863
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36		17,202	17,135
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 3.74%, 4/1/18(4)		32,657	33,415
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 4A8, VRN, 3.50%, 4/1/18(4)		35,000	35,758
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 6A3, VRN, 3.49%, 4/1/18(4)		15,019	15,161
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-6, Class 1A16 SEQ, 5.75%, 5/25/36		51,254	51,479

15

	Principal Amount/Shares	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-7, Class 3A1 SEQ, 6.00%, 6/25/36	$13,346	$13,342
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36	19,945	20,134
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 2A5 SEQ, VRN, 3.96%, 4/1/18(4)	63,482	62,114
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 3.60%, 4/1/18(4)	19,030	18,613
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 2A1, VRN, 3.58%, 4/1/18(4)	25,294	25,194
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 3.50%, 4/1/18(4)	42,864	43,386
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 3.60%, 4/1/18(4)	7,216	7,093
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 3.72%, 4/1/18(4)	16,535	16,267
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 3.70%, 4/1/18(4)	61,630	57,843
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 4.04%, 4/1/18(4)	24,602	23,505
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A36, 6.00%, 8/25/37	39,939	39,239
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	6,103	6,080
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-4, Class A15, 6.00%, 4/25/37	21,834	22,054
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-7, Class A1, 6.00%, 6/25/37	45,964	45,797
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 2A2, 6.00%, 7/25/37	162,048	163,395
		1,476,509
U.S. Government Agency Collateralized Mortgage Obligations — 1.5%
FNMA, Series 2017-C05, Class 1M2, VRN, 4.07%, 4/25/18, resets monthly off the 1-month LIBOR plus 2.20%	100,000	101,399
FNMA, Series 2017-C06, Class 2M2, VRN, 4.67%, 4/25/18 resets monthly off the 1-month LIBOR plus 2.80%	150,000	155,335
		256,734
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,716,232)		1,733,243
MUTUAL FUNDS(6) — 8.4%
Emerging Markets Debt Fund R6 Class (Cost $1,415,236)	142,881	1,448,809
COMMERCIAL MORTGAGE-BACKED SECURITIES(3) — 7.8%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(1)	$50,000	49,586
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(1)	75,000	74,670
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class B, VRN, 4.71%, 4/1/18(4)	65,000	68,449
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class B, VRN, 4.49%, 4/1/18(4)	50,000	51,565
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 4/1/18(4)	75,000	78,637
Commercial Mortgage Trust, Series 2014-UBS5, Class B, VRN, 4.51%, 4/1/18(4)	30,000	30,776

16

	Principal Amount/Shares	Value
Commercial Mortgage Trust, Series 2015-CR22, Class B, VRN, 3.93%, 4/1/18(4)	$25,000	$24,769
Commercial Mortgage Trust, Series 2016-CD1, Class AM, 2.93%, 8/10/49	25,000	23,686
Commercial Mortgage Trust, Series 2017-PANW, Class A SEQ, 3.24%, 10/10/29(1)	50,000	49,477
Core Industrial Trust, Series 2015-CALW, Class C, 3.56%, 2/10/34(1)	100,000	99,695
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(1)	25,000	24,934
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class AS, 3.67%, 11/15/50	25,000	25,039
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 2.48%, 4/15/18, resets monthly off the 1-month LIBOR plus 0.70%(1)	50,000	50,114
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48	50,000	49,610
GS Mortgage Securities Corp. II, Series 2016-GS2, Class B, VRN, 3.76%, 4/1/18(4)	25,000	25,162
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A SEQ, 2.84%, 8/10/38(1)	50,000	47,460
Hudson Yards Mortgage Trust, Series 2016-10HY, Class B, VRN, 2.98%, 4/1/18(1)(4)	25,000	23,649
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 4/10/18(1)(4)	100,000	99,943
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 4/1/18(4)	60,000	60,518
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4 SEQ, 3.41%, 3/15/50	60,000	59,658
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class C, VRN, 5.01%, 4/1/18(4)	37,000	38,283
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, 3.46%, 8/15/49	40,000	38,696
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 4/1/18(1)(4)	40,000	39,733
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3 SEQ, 3.20%, 6/15/50	100,000	97,677
Wells Fargo Commercial Mortgage Trust, Series 2017-C38, Class A4, SEQ, 3.19%, 7/15/50	100,000	97,643
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,364,578)		1,329,429
PREFERRED STOCKS — 3.8%
Banks — 2.5%
Bank of America Corp., 5.20%	135,000	134,494
Citigroup, Inc., 5.90%	135,000	139,556
JPMorgan Chase & Co., 5.15%	150,000	150,240
		424,290
Capital Markets — 0.9%
Goldman Sachs Group, Inc. (The), 5.30%	150,000	150,750
Equity Real Estate Investment Trusts (REITs) — 0.4%
DDR Corp., 6.25%	1,400	31,066
Kimco Realty Corp., 5.625%	1,800	41,904
		72,970
TOTAL PREFERRED STOCKS (Cost $646,916)		648,010

17

	Principal Amount/Shares	Value
U.S. TREASURY SECURITIES — 1.2%
U.S. Treasury Bills, 1.30%, 5/3/18(7)(8) (Cost $199,773)	$200,000	$199,721
COMMON STOCKS — 0.1%
Energy Equipment and Services — 0.1%
Basic Energy Services, Inc.(9) (Cost $53,662)	955	13,790
TEMPORARY CASH INVESTMENTS — 5.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.625%, 2/15/23 - 5/15/47, valued at $492,379), in a joint trading account at 1.45%, dated 3/29/18, due 4/2/18 (Delivery value $481,708)		481,630
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 5/15/26, valued at $410,940), at 0.74%, dated 3/29/18, due 4/2/18 (Delivery value $401,033)		401,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,191	2,191
TOTAL TEMPORARY CASH INVESTMENTS (Cost $884,821)		884,821
TOTAL INVESTMENT SECURITIES — 102.3% (Cost $17,638,739)		17,517,129
OTHER ASSETS AND LIABILITIES — (2.3)%		(394,341)
TOTAL NET ASSETS — 100.0%		$17,122,788

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	151,287	USD	118,300	UBS AG	6/13/18	$(2,088)
BRL	222,685	USD	67,173	Goldman Sachs & Co.	6/13/18	(120)
USD	68,147	BRL	222,685	Goldman Sachs & Co.	6/13/18	1,095
CAD	108,068	USD	83,564	JPMorgan Chase Bank N.A.	6/13/18	428
USD	95,788	CHF	89,600	UBS AG	6/13/18	1,517
USD	497,697	CLP	300,405,000	Goldman Sachs & Co.	6/13/18	328
EUR	19,197	USD	23,978	JPMorgan Chase Bank N.A.	6/13/18	(236)
EUR	5,827	USD	7,264	JPMorgan Chase Bank N.A.	6/13/18	(58)
USD	311,130	EUR	249,220	JPMorgan Chase Bank N.A.	6/13/18	2,912
GBP	5	USD	7	Credit Suisse AG	6/13/18	—
USD	22,322	HUF	5,587,813	JPMorgan Chase Bank N.A.	6/13/18	211
USD	169,506	HUF	42,491,859	JPMorgan Chase Bank N.A.	6/13/18	1,370
IDR	2,279,078,331	USD	164,222	Goldman Sachs & Co.	6/20/18	832
USD	87,350	ILS	300,886	Goldman Sachs & Co.	6/13/18	1,201
INR	5,459,635	USD	83,519	Goldman Sachs & Co.	6/13/18	(279)
JPY	19,433,006	USD	184,469	JPMorgan Chase Bank N.A.	6/13/18	(991)
USD	172,337	KRW	184,288,229	Goldman Sachs & Co.	6/13/18	(1,451)
USD	444,514	MXN	8,486,652	JPMorgan Chase Bank N.A.	6/13/18	(17,181)
MYR	677,042	USD	173,489	Goldman Sachs & Co.	6/13/18	1,716
NOK	1,305,441	USD	167,829	JPMorgan Chase Bank N.A.	6/13/18	(932)
USD	174,733	NZD	239,698	UBS AG	6/13/18	1,546
PEN	270,652	USD	84,080	Goldman Sachs & Co.	6/13/18	(372)
USD	168,798	PLN	572,665	Goldman Sachs & Co.	6/13/18	1,300
RUB	4,832,308	USD	84,333	Goldman Sachs & Co.	6/13/18	(703)
USD	60,905	THB	1,901,605	Goldman Sachs & Co.	6/13/18	(53)
USD	274,227	ZAR	3,297,167	UBS AG	6/13/18	(1,648)
						$(11,656)

18

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Notes	4	June 2018	USD	400,000	$484,562	$3,491

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bobl 5-Year Bonds	2	June 2018	EUR	200,000	$322,993	$(2,046)
Euro-Bund 10-Year Bonds	1	June 2018	EUR	100,000	196,171	(2,943)
U.K. Gilt 10-Year Bonds	2	June 2018	GBP	200,000	344,633	(6,092)
U.S. Treasury 5-Year Notes	7	June 2018	USD	700,000	801,226	(2,258)
					$1,665,023	$(13,339)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type&	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value[x]
Markit CDX North America High Yield Index Series 23	Sell	5.00%	12/20/19	$617,500	$32,743	$3,634	$36,377
Markit CDX North America High Yield Index Series 29	Sell	5.00%	12/20/22	$100,000	7,745	(1,121)	6,624
					$40,488	$2,513	$43,001

19

CREDIT DEFAULT SWAP AGREEMENTS
Counterparty/ Reference Entity	Type&	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	ValueX
Bank of America N.A./ Camden Property Trust	Buy	(1.00)%	12/20/19	$25,000	$(60)	$(190)	$(250)
Barclays Bank plc/ Dominion Resources, Inc.	Buy	(1.00)%	6/20/20	$25,000	(339)	(117)	(456)
Barclays Bank plc/ Procter & Gamble Co. (The)	Buy	(1.00)%	6/20/20	$25,000	(451)	(48)	(499)
Deutsche Bank AG/ Host Hotels & Resorts, Inc.	Buy	(1.00)%	9/20/19	$25,000	(94)	(242)	(336)
Deutsche Bank AG/ International Business Machines Corp.	Buy	(1.00)%	9/20/19	$25,000	(198)	(150)	(348)
Goldman Sachs & Co./ Kellogg Co.	Buy	(1.00)%	12/20/19	$25,000	(156)	(188)	(344)
Goldman Sachs & Co./ M.D.C. Holdings, Inc.	Buy	(1.00)%	6/20/20	$25,000	346	(693)	(347)
Goldman Sachs & Co./ Starwood Hotels & Resorts	Buy	(1.00)%	6/20/20	$25,000	(111)	(376)	(487)
Morgan Stanley & Co./ D.R. Horton, Inc.	Sell	1.00%	6/20/20	$25,000	(257)	735	478
Morgan Stanley & Co./ Lennar Corp.	Sell	5.00%	6/20/20	$25,000	1,558	1,036	2,594
Morgan Stanley & Co./ Mondelez International, Inc.	Buy	(1.00)%	9/20/19	$25,000	(198)	(123)	(321)
Morgan Stanley & Co./ PepsiCo, Inc.	Buy	(1.00)%	9/20/19	$25,000	(216)	(126)	(342)
					$(176)	$(482)	$(658)

& The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

x The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

20

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.17%	5/10/27	$300,000	$503	$2,101	$2,604

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Value[x]
Bank of America N.A.	CPURNSA	Receive	2.22%	4/13/27	$250,000	$491

xAmount represents value and unrealized appreciation (depreciation).

21

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
BRL	-	Brazilian Real
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CHF	-	Swiss Franc
CLP	-	Chilean Peso
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
EUR	-	Euro
FNMA	-	Federal National Mortgage Association
GBP	-	British Pound
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
ILS	-	Israeli Shekel
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korean Won
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PEN	-	Peruvian Sol
PLN	-	Polish Zloty
resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
RUB	-	Russian Ruble
SEQ	-	Sequential Payer
THB	-	Thai Baht
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $4,234,048, which represented 24.7% of total net assets.

(2)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(3)	Final maturity date indicated, unless otherwise noted.

(4)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(5)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(6)	Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

(7)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts, and/or swap agreements. At the period end, the aggregate value of securities pledged was $59,901.

(8)	The rate indicated is the yield to maturity at purchase.

(9)	Non-income producing.

See Notes to Financial Statements.

22

Statement of Assets and Liabilities

MARCH 31, 2018
Assets
Investment securities - unaffiliated, at value (cost of $16,223,503)	$16,068,320
Investment securities - affiliated, at value (cost of $1,415,236)	1,448,809
Total investment securities, at value (cost of $17,638,739)	17,517,129
Cash	1,675
Receivable for investments sold	164,614
Receivable for capital shares sold	24,112
Receivable for variation margin on futures contracts	172
Receivable for variation margin on swap agreements	1,311
Unrealized appreciation on forward foreign currency exchange contracts	14,456
Swap agreements, at value (including net premiums paid (received) of $1,301)	3,563
Interest and dividends receivable	149,490
17,876,522

Liabilities
Foreign currency overdraft payable, at value (cost of $1,867)	1,855
Payable for investments purchased	704,669
Payable for capital shares redeemed	4,870
Payable for variation margin on futures contracts	772
Unrealized depreciation on forward foreign currency exchange contracts	26,112
Swap agreements, at value (including net premiums paid (received) of $(1,477))	3,730
Accrued management fees	9,337
Distribution and service fees payable	1,496
Dividends payable	893
753,734

Net Assets	$17,122,788

Net Assets Consist of:
Capital paid in	$17,388,009
Distributions in excess of net investment income	(11,896)
Accumulated net realized loss	(115,337)
Net unrealized depreciation	(137,988)
$17,122,788

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$12,227,747	1,255,588	$9.74
I Class	$686,726	70,545	$9.73
Y Class	$5,139	528	$9.73
A Class	$662,317	68,009	$9.74*
C Class	$1,194,035	122,617	$9.74
R Class	$825,090	84,712	$9.74
R5 Class	$733,203	75,292	$9.74
R6 Class	$788,531	80,958	$9.74
*Maximum offering price $10.20 (net asset value divided by 0.955).

See Notes to Financial Statements.

23

Statement of Operations

YEAR ENDED MARCH 31, 2018
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $453)	$542,802
Income distributions from affiliated funds	51,916
Dividends	4,718
599,436

Expenses:
Management fees	108,390
Distribution and service fees:
A Class	2,527
C Class	11,439
R Class	3,993
Trustees' fees and expenses	889
Other expenses	2,822
130,060
Fees waived(1)	(10,325)
119,735

Net investment income (loss)	479,701

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	52,844
Forward foreign currency exchange contract transactions	(35,518)
Futures contract transactions	38,659
Swap agreement transactions	(12,578)
Foreign currency translation transactions	1,861
Capital gain distributions received from affiliated funds	1,085
46,353

Change in net unrealized appreciation (depreciation) on:
Investments (including $20,415 from affiliated funds)	(162,243)
Forward foreign currency exchange contracts	(12,177)
Futures contracts	(5,372)
Swap agreements	3,958
Translation of assets and liabilities in foreign currencies	437
(175,397)

Net realized and unrealized gain (loss)	(129,044)

Net Increase (Decrease) in Net Assets Resulting from Operations	$350,657

(1)	Amount consists of $7,113, $124, $3, $703, $788, $550, $503 and $541 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2018 AND MARCH 31, 2017
Increase (Decrease) in Net Assets	March 31, 2018	March 31, 2017
Operations
Net investment income (loss)	$479,701	$299,482
Net realized gain (loss)	46,353	(14,307)
Change in net unrealized appreciation (depreciation)	(175,397)	244,098
Net increase (decrease) in net assets resulting from operations	350,657	529,273

Distributions to Shareholders
From net investment income:
Investor Class	(339,323)	(163,449)
I Class	(6,675)	—
Y Class	(169)	—
A Class	(29,684)	(35,834)
C Class	(25,579)	(25,366)
R Class	(21,820)	(21,604)
R5 Class	(25,042)	(24,818)
R6 Class	(27,317)	(27,040)
Decrease in net assets from distributions	(475,609)	(298,111)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	5,119,463	5,344,292

Net increase (decrease) in net assets	4,994,511	5,575,454

Net Assets
Beginning of period	12,128,277	6,552,823
End of period	$17,122,788	$12,128,277

Distributions in excess of net investment income	$(11,896)	$(20,886)
See Notes to Financial Statements.

25

Notes to Financial Statements

MARCH 31, 2018

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Strategic Income Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek income. As a secondary objective, the fund seeks long-term capital appreciation.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class (formerly Institutional Class) and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the I Class and Y Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

26

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Income and capital gain distributions, if any, from the affiliated funds are recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements on futures contracts, forward commitments, swap agreements and certain forward foreign currency exchange contracts.

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Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 20% of the shares of the fund.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocation to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees.

The annual management fee and the effective annual management fee after waiver for each class for the period ended March 31, 2018 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	0.74%	0.67%
I Class	0.64%	0.57%
Y Class	0.54%	0.47%
A Class	0.74%	0.67%
C Class	0.74%	0.67%
R Class	0.74%	0.67%
R5 Class	0.54%	0.47%
R6 Class	0.49%	0.42%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and

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Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2018 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2018 totaled $14,074,985, of which $2,183,237 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2018 totaled $9,384,188, of which $2,705,135 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2018(1)		Year ended March 31, 2017
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,294,139	$12,796,254	991,282	$9,648,037
Issued in reinvestment of distributions	32,389	319,727	15,401	149,653
Redeemed	(867,846)	(8,577,550)	(452,106)	(4,377,891)
	458,682	4,538,431	554,577	5,419,799
I Class			N/A
Sold	70,226	692,508
Issued in reinvestment of distributions	679	6,675
Redeemed	(360)	(3,543)
	70,545	695,640
Y Class			N/A
Sold	511	5,000
Issued in reinvestment of distributions	17	168
	528	5,168
A Class
Sold	18,268	180,323	18,674	180,860
Issued in reinvestment of distributions	2,984	29,499	3,722	35,834
Redeemed	(54,738)	(540,111)	(45,809)	(446,686)
	(33,486)	(330,289)	(23,413)	(229,992)
C Class
Sold	9,916	98,153	6,850	66,399
Issued in reinvestment of distributions	2,578	25,450	2,638	25,366
Redeemed	(2,219)	(21,935)	(2,231)	(21,729)
	10,275	101,668	7,257	70,036
R Class
Sold	4,126	40,482	1,347	13,195
Issued in reinvestment of distributions	2,199	21,720	2,243	21,604
Redeemed	(555)	(5,511)	(231)	(2,208)
	5,770	56,691	3,359	32,591
R5 Class
Issued in reinvestment of distributions	2,525	24,944	2,580	24,818
R6 Class
Issued in reinvestment of distributions	2,755	27,210	2,810	27,040
Net increase (decrease)	517,594	$5,119,463	547,170	$5,344,292

(1)	April 10, 2017 (commencement of sale) through March 31, 2018 for the I Class and Y Class.

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6. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended March 31, 2018 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Emerging Markets Debt Fund R6 Class	$1,416	$53	—	$(20)	$1,449	143	—	$53

(1)
Investments are funds within the American Century Investments family of funds and are considered affiliated funds. The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets. Additional information and attributes of each affiliated fund are available at americancentury.com.

(2)	Distributions received includes distributions from net investment income and from capital gains, if any.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$7,336,266	—
Asset-Backed Securities	—	2,123,071	—
Sovereign Governments and Agencies	—	1,799,969	—
Collateralized Mortgage Obligations	—	1,733,243	—
Mutual Funds	$1,448,809	—	—
Commercial Mortgage-Backed Securities	—	1,329,429	—
Preferred Stocks	72,970	575,040	—
U.S. Treasury Securities	—	199,721	—
Common Stocks	13,790	—	—
Temporary Cash Investments	2,191	882,630	—
	$1,537,760	$15,979,369	—
Other Financial Instruments
Futures Contracts	$3,491	—	—
Swap Agreements	—	$49,168	—
Forward Foreign Currency Exchange Contracts	—	14,456	—
	$3,491	$63,624	—

Liabilities
Other Financial Instruments
Futures Contracts	$2,258	$11,081	—
Swap Agreements	—	3,730	—
Forward Foreign Currency Exchange Contracts	—	26,112	—
	$2,258	$40,923	—

8. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $872,292.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar

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value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $3,430,041.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $850,000 futures contracts purchased and $1,030,095 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $3,963,428.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $525,000.

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Value of Derivative Instruments as of March 31, 2018

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$1,297	Payable for variation margin on swap agreements*	—
Credit Risk	Swap agreements	3,072	Swap agreements	$3,730
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	14,456	Unrealized depreciation on forward foreign currency exchange contracts	26,112
Interest Rate Risk	Receivable for variation margin on futures contracts*	172	Payable for variation margin on futures contracts*	772
Other Contracts	Swap agreements	491	Swap agreements	—
Other Contracts	Receivable for variation margin on swap agreements*	14	Payable for variation margin on swap agreements*	—
		$19,502		$30,614

*	Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2018

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(794)	Change in net unrealized appreciation (depreciation) on swap agreements	$1,366
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(35,518)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(12,177)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	38,659	Change in net unrealized appreciation (depreciation) on futures contracts	(5,372)
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(11,784)	Change in net unrealized appreciation (depreciation) on swap agreements	—
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	2,592
		$(9,437)		$(13,591)

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund invests in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

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10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$475,609	$298,111
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$17,640,638
Gross tax appreciation of investments	$184,731
Gross tax depreciation of investments	(308,240)
Net tax appreciation (depreciation) of investments	(123,509)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(1,633)
Net tax appreciation (depreciation)	$(125,142)
Other book-to-tax adjustments	$(15,481)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(19,900)
Accumulated long-term capital losses	$(100,562)
Late-year ordinary loss deferral	$(4,136)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts, futures contracts and unsettled interest on swap agreements. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

11. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2018	$9.78	0.32	(0.04)	0.28	(0.32)	$9.74	2.86%	0.69%	0.76%	3.27%	3.20%	64%	$12,228
2017	$9.45	0.33	0.33	0.66	(0.33)	$9.78	7.06%	0.65%	0.76%	3.39%	3.28%	40%	$7,791
2016	$9.81	0.33	(0.29)	0.04	(0.40)	$9.45	0.44%	0.64%	0.75%	3.52%	3.41%	25%	$2,290
2015(3)	$10.00	0.23	(0.14)	0.09	(0.28)	$9.81	0.91%	0.65%(4)	0.74%(4)	3.43%(4)	3.34%(4)	9%	$2,965
I Class
2018(5)	$9.79	0.33	(0.07)	0.26	(0.32)	$9.73	2.64%	0.59%(4)	0.66%(4)	3.37%(4)	3.30%(4)	64%(6)	$687
Y Class
2018(5)	$9.79	0.33	(0.06)	0.27	(0.33)	$9.73	2.73%	0.49%(4)	0.56%(4)	3.46%(4)	3.39%(4)	64%(6)	$5
A Class
2018	$9.77	0.29	(0.03)	0.26	(0.29)	$9.74	2.71%	0.94%	1.01%	3.02%	2.95%	64%	$662
2017	$9.45	0.30	0.32	0.62	(0.30)	$9.77	6.68%	0.90%	1.01%	3.14%	3.03%	40%	$992
2016	$9.81	0.31	(0.30)	0.01	(0.37)	$9.45	0.19%	0.89%	1.00%	3.27%	3.16%	25%	$1,180
2015(3)	$10.00	0.21	(0.14)	0.07	(0.26)	$9.81	0.74%	0.90%(4)	0.99%(4)	3.18%(4)	3.09%(4)	9%	$935

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2018	$9.77	0.22	(0.03)	0.19	(0.22)	$9.74	1.94%	1.69%	1.76%	2.27%	2.20%	64%	$1,194
2017	$9.45	0.23	0.32	0.55	(0.23)	$9.77	5.89%	1.65%	1.76%	2.39%	2.28%	40%	$1,098
2016	$9.81	0.24	(0.30)	(0.06)	(0.30)	$9.45	(0.56)%	1.64%	1.75%	2.52%	2.41%	25%	$993
2015(3)	$10.00	0.16	(0.14)	0.02	(0.21)	$9.81	0.24%	1.65%(4)	1.74%(4)	2.43%(4)	2.34%(4)	9%	$917
R Class
2018	$9.78	0.27	(0.04)	0.23	(0.27)	$9.74	2.45%	1.19%	1.26%	2.77%	2.70%	64%	$825
2017	$9.45	0.28	0.33	0.61	(0.28)	$9.78	6.42%	1.15%	1.26%	2.89%	2.78%	40%	$772
2016	$9.81	0.29	(0.30)	(0.01)	(0.35)	$9.45	(0.06)%	1.14%	1.25%	3.02%	2.91%	25%	$714
2015(3)	$10.00	0.19	(0.13)	0.06	(0.25)	$9.81	0.58%	1.15%(4)	1.24%(4)	2.93%(4)	2.84%(4)	9%	$704
R5 Class(7)
2018	$9.77	0.34	(0.03)	0.31	(0.34)	$9.74	3.17%	0.49%	0.56%	3.47%	3.40%	64%	$733
2017	$9.45	0.35	0.32	0.67	(0.35)	$9.77	7.16%	0.45%	0.56%	3.59%	3.48%	40%	$711
2016	$9.81	0.36	(0.30)	0.06	(0.42)	$9.45	0.64%	0.44%	0.55%	3.72%	3.61%	25%	$663
2015(3)	$10.00	0.24	(0.14)	0.10	(0.29)	$9.81	1.05%	0.45%(4)	0.54%(4)	3.63%(4)	3.54%(4)	9%	$909
R6 Class
2018	$9.78	0.35	(0.05)	0.30	(0.34)	$9.74	3.22%	0.44%	0.51%	3.52%	3.45%	64%	$789
2017	$9.45	0.35	0.33	0.68	(0.35)	$9.78	7.21%	0.40%	0.51%	3.64%	3.53%	40%	$764
2016	$9.81	0.36	(0.30)	0.06	(0.42)	$9.45	0.69%	0.39%	0.50%	3.77%	3.66%	25%	$712
2015(3)	$10.00	0.24	(0.13)	0.11	(0.30)	$9.81	1.08%	0.40%(4)	0.49%(4)	3.68%(4)	3.59%(4)	9%	$708

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 28, 2014 (fund inception) through March 31, 2015.

(4)	Annualized.

(5)	April 10, 2017 (commencement of sale) through March 31, 2018.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(7)	Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of Strategic Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Income Fund (one of the twelve funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2018, the related statement of operations for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

39

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None

40

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

41

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

42

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

43

Notes

44

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92287 1805

Annual Report

March 31, 2018

U.S. Government Money Market Fund
Investor Class (TCRXX)
A Class (AGQXX)
C Class (AGHXX)
G Class (AGGXX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2018. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Rally Rolled On, Until Volatility Resurfaced

For most of the 12-month period, broad U.S. stock and bond indices generated positive returns. Stocks generally rallied against a backdrop of robust corporate earnings results, steady economic growth, relatively low interest rates, and U.S. tax reform. For bonds, modest economic gains, relatively muted inflation, and gradual—and well telegraphed—tightening from the Federal Reserve (the Fed) continued to support positive performance.

Then, in early February, a force that was largely dormant during 2017—volatility—re-emerged. Robust U.S. wage growth triggered expectations for rising inflation, higher interest rates, and a more-hawkish Fed. Treasury yields climbed to their highest levels in several years, and stock prices plunged into correction territory. Economic data released in March helped calm the unrest, while the Fed's March rate hike, which investors had expected, had little impact. Markets recovered much of the previous weeks’ losses, until a fresh round of worries emerged. President Trump announced the U.S. would implement tariffs on certain imports from China, sparking fears of a global trade war and triggering a flight to quality in the financial markets.

Despite the resurgence of volatility late in the period, U.S. stocks (S&P 500 Index) delivered a total return of 13.99% for the 12 months. Continuing a long-standing trend, growth stocks significantly outperformed their value counterparts across the capitalization spectrum. Meanwhile, the March flight to quality helped bonds hang onto the modest gains generated ahead of the market turbulence, and investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index) returned 1.20% for the 12-month period.

With inflationary pressures mounting, Treasury yields rising, volatility resurfacing, and the implications of tax reform still unfolding, investors likely will face new opportunities and challenges in the months ahead. We believe this scenario warrants a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust and confidence in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2018
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TCRXX	0.64%	0.15%	0.32%	—	4/1/93
A Class	AGQXX	0.51%	—	—	0.25%	12/1/15
C Class	AGHXX	0.29%	—	—	0.16%	12/1/15
G Class	AGGXX	—	—	—	0.81%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	A Class	C Class	G Class
0.46%	0.71%	1.21%	0.46%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

3

Fund Characteristics

MARCH 31, 2018
7-Day Current Yields	Investor Class	A Class	C Class	G Class
After waiver(1)	1.08%	0.83%	0.34%	1.53%
Before waiver	1.08%	0.83%	0.34%	1.08%
7-Day Effective Yields	Investor Class	A Class	C Class	G Class
After waiver(1)	1.08%	0.83%	0.34%	1.54%
(1) Yields would have been lower if a portion of the fees had not been waived.

Portfolio at a Glance
Weighted Average Maturity	22 days
Weighted Average Life	34 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	77%
31-90 days	23%
91-180 days	—
More than 180 days	—

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 10/1/17	Ending Account Value 3/31/18	Expenses Paid During Period(1) 10/1/17 - 3/31/18	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,004.00	$2.30	0.46%
A Class	$1,000	$1,002.80	$3.50	0.70%
C Class	$1,000	$1,000.50	$5.69	1.14%
G Class	$1,000	$1,006.30	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,022.64	$2.32	0.46%
A Class	$1,000	$1,021.44	$3.53	0.70%
C Class	$1,000	$1,019.25	$5.74	1.14%
G Class	$1,000	$1,024.88	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

MARCH 31, 2018

	Principal Amount	Value
U.S. GOVERNMENT AGENCY SECURITIES(1) — 56.8%
Adjustable-Rate U.S. Government Agency Securities — 14.0%
Federal Home Loan Bank, VRN, 1.51%, 4/5/18, resets monthly off the 1-month LIBOR less 0.18%	$50,000,000	$50,000,000
Federal Home Loan Bank, VRN, 1.58%, 4/11/18, resets monthly off the 1-month LIBOR less 0.16%	50,000,000	50,001,111
Federal Home Loan Bank, VRN, 1.67%, 4/18/18, resets monthly off the 1-month LIBOR less 0.14%	6,700,000	6,700,209
Federal Home Loan Bank, VRN, 1.66%, 4/19/18, resets monthly off the 1-month LIBOR less 0.15%	6,100,000	6,100,103
Federal Home Loan Bank, VRN, 1.73%, 4/1/18, resets monthly off the 1-month LIBOR less 0.16%	150,000,000	150,000,000
		262,801,423
Fixed-Rate U.S. Government Agency Securities — 42.8%
Federal Farm Credit Banks, 2.02%, 11/8/18	4,750,000	4,692,555
Federal Farm Credit Banks, 2.08%, 12/13/18	100,000	98,564
Federal Home Loan Bank, 1.53%, 4/2/18	4,680,000	4,679,804
Federal Home Loan Bank, 1.44%, 4/4/18	5,000,000	4,999,408
Federal Home Loan Bank, 1.43%, 4/6/18	75,000,000	74,985,385
Federal Home Loan Bank, 1.74%, 4/12/18	400,000	399,791
Federal Home Loan Bank, 1.44%, 4/13/18	200,000,000	199,905,400
Federal Home Loan Bank, 1.45%, 4/18/18	110,000,000	109,920,938
Federal Home Loan Bank, 1.62%, 4/19/18	50,000,000	49,960,250
Federal Home Loan Bank, 1.46%, 4/20/18	88,200,000	88,133,201
Federal Home Loan Bank, 1.46%, 4/24/18	12,000,000	11,988,998
Federal Home Loan Bank, 1.125%, 4/25/18	6,330,000	6,327,316
Federal Home Loan Bank, 1.46%, 4/25/18	126,660,000	126,533,559
Federal Home Loan Bank, 1.47%, 4/27/18	120,000,000	119,869,422
Federal Home Loan Bank, 1.89%, 8/2/18	300,000	298,104
Federal National Mortgage Association, 1.00%, 4/30/18	1,610,000	1,609,025
Federal National Mortgage Association, 1.06%, 4/30/18	1,000,000	999,841
		805,401,561
TOTAL U.S. GOVERNMENT AGENCY SECURITIES		1,068,202,984
U.S. TREASURY SECURITIES(1) — 35.8%
U.S. Treasury Bills, 1.65%, 4/12/18	210,000,000	209,906,997
U.S. Treasury Bills, 1.61%, 4/26/18	175,000,000	174,827,031
U.S. Treasury Bills, 1.69%, 5/31/18	125,000,000	124,657,292
U.S. Treasury Notes, 0.625%, 4/30/18	155,000,000	154,897,747
U.S. Treasury Notes, VRN, 1.96%, 4/2/18, resets daily off the 3-month USBMMY plus 0.19%	7,500,000	7,500,015
TOTAL U.S. TREASURY SECURITIES		671,789,082
MUNICIPAL SECURITIES — 3.3%
ABAG Finance Authority for Nonprofit Corps. Rev., (2471 Shattuck LLC), VRDN, 1.87%, 4/5/18, resets weekly off the remarketing agent (LOC: FNMA)(LIQ FAC: FNMA)	1,915,000	1,915,000

7

	Principal Amount	Value
Illinois Finance Authority Rev., (Lake Towers Associates II LP), VRDN, 2.07%, 4/5/18, resets weekly off the remarketing agent (LIQ FAC: FHLMC)	$3,465,000	$3,465,000
JJB Properties LLC Rev., VRDN, 1.86%, 4/5/18, resets weekly off the remarketing agent (LOC: Arvest Bank and FHLB)	3,675,000	3,675,000
Massachusetts Health & Educational Facilities Authority Rev., (Massachusetts Development Finance Agency), VRDN, 1.87%, 4/5/18, resets weekly off the remarketing agent (LOC: RBS Citizens N.A. and FHLB)	2,265,000	2,265,000
Montgomery County Redevelopment Authority Rev., (KBF Associates LP), VRDN, 1.96%, 4/5/18, resets weekly off the remarketing agent (LOC: FNMA)(LIQ FAC: FNMA)	270,000	270,000
New York State Housing Finance Agency Rev., (Maiden Lane Properties LLC), VRDN, 1.80%, 4/4/18, resets weekly off the remarketing agent (LOC: FNMA)(LIQ FAC: FNMA)	400,000	400,000
Public Finance Authority Rev., (Affinity at Monterey Village LLC), VRDN, 1.88%, 4/4/18, resets weekly off the remarketing agent (LOC: East West Bank and FHLB)	20,900,000	20,900,000
Public Finance Authority Rev., (Brannan Associates LLC), VRDN, 1.88%, 4/4/18, resets weekly off the remarketing agent (LOC: East West Bank and FHLB)	12,320,000	12,320,000
Washington State Housing Finance Commission Rev., (Ballard Landmark Inn LLC), VRDN, 1.88%, 4/4/18, resets weekly off the remarketing agent (LOC: East West Bank and FHLB)	10,300,000	10,300,000
Washington State Housing Finance Commission Rev., (Lodge at Eagle Ridge LLC), VRDN, 1.83%, 4/5/18, resets weekly off the remarketing agent (LOC: East West Bank and FHLB)	3,425,000	3,425,000
Washington State Housing Finance Commission Rev., (REDM LLC), VRDN, 1.88%, 4/5/18, resets weekly off the remarketing agent (LOC: East West Bank and FHLB)	3,450,000	3,450,000
TOTAL MUNICIPAL SECURITIES		62,385,000
CORPORATE BONDS(2) — 3.2%
Eagle Yucaipa 55 LP, VRDN, 1.82%, 4/4/18 (LOC: FHLB)	3,150,000	3,150,000
EPR GO Zone Holdings LLC, VRDN, 1.84%, 4/4/18 (LOC: FHLB)	24,995,000	24,995,000
Fairfield North Texas Associates LP, VRDN, 1.77%, 4/5/18 (LOC: FHLB)	4,800,000	4,800,000
Saddleback Valley Community Church, VRDN, 1.92%, 4/5/18 (LOC: FHLB)	7,500,000	7,500,000
Santa Monica Ocean Park Partners LP, VRDN, 1.77%, 4/5/18 (LOC: FHLB)	10,200,000	10,200,000
Varenna Care Center LP, VRDN, 1.77%, 4/5/18 (LOC: FHLB)	8,765,000	8,765,000
TOTAL CORPORATE BONDS		59,410,000
TOTAL INVESTMENT SECURITIES — 99.1%		1,861,787,066
OTHER ASSETS AND LIABILITIES — 0.9%		17,105,511
TOTAL NET ASSETS — 100.0%		$1,878,892,577

8

NOTES TO SCHEDULE OF INVESTMENTS
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GA	-	Guaranty Agreement
LIBOR	-	London Interbank Offered Rate
LIQ FAC	-	Liquidity Facilities
LOC	-	Letter of Credit
resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
USBMMY	-	U.S. Treasury Bill Money Market Yield
VRDN	-	Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

(1)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(2)	Instruments may be payable upon demand and accrue interest based upon a predetermined money market rate. Interest reset date is indicated. Rate shown is effective at period end.

See Notes to Financial Statements.

9

Statement of Assets and Liabilities

MARCH 31, 2018
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$1,861,787,066
Cash	661,388
Receivable for investments sold	16,198,636
Receivable for capital shares sold	2,419,581
Interest receivable	943,571
1,882,010,242

Liabilities
Payable for capital shares redeemed	2,749,590
Accrued management fees	351,339
Distribution and service fees payable	16,736
3,117,665

Net Assets	$1,878,892,577

Net Assets Consist of:
Capital paid in	$1,878,961,034
Accumulated net realized loss	(68,457)
$1,878,892,577

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$826,798,010	826,970,895	$1.00
A Class	$80,519,415	80,519,021	$1.00
C Class	$28,728	28,728	$1.00
G Class	$971,546,424	971,571,914	$1.00

See Notes to Financial Statements.

10

Statement of Operations

YEAR ENDED MARCH 31, 2018
Investment Income (Loss)
Income:
Interest	$22,508,771

Expenses:
Management fees	9,365,104
Distribution and service fees:
A Class	213,385
C Class	285
Trustees' fees and expenses	123,770
Other expenses	3,556
9,706,100
Fees waived	(3,062,399)
6,643,701

Net investment income (loss)	15,865,070

Net realized gain (loss) on investment transactions	(67,821)

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,797,249

See Notes to Financial Statements.

11

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2018 AND MARCH 31, 2017
Increase (Decrease) in Net Assets	March 31, 2018	March 31, 2017
Operations
Net investment income (loss)	$15,865,070	$1,410,383
Net realized gain (loss)	(67,821)	123,547
Net increase (decrease) in net assets resulting from operations	15,797,249	1,533,930

Distributions to Shareholders
From net investment income:
Investor Class	(7,553,922)	(1,347,805)
A Class	(431,740)	(62,547)
C Class	(115)	(31)
G Class	(7,879,293)	—
Decrease in net assets from distributions	(15,865,070)	(1,410,383)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 4)	(286,164,479)	590,751,649

Net increase (decrease) in net assets	(286,232,300)	590,875,196

Net Assets
Beginning of period	2,165,124,877	1,574,249,681
End of period	$1,878,892,577	$2,165,124,877

See Notes to Financial Statements.

12

Notes to Financial Statements

MARCH 31, 2018

1. Organization

American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. U.S. Government Money Market Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek current income while maintaining liquidity and preserving capital.

The fund offers the Investor Class, A Class, C Class and G Class. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the G Class commenced on July 28, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. Open-end management investment companies are valued at the reported NAV per share. If the fund determines that the valuation methods do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Treasury Roll Transactions — The fund purchases a security and at the same time makes a commitment to sell the same security at a future settlement date at a specified price. These types of transactions are known as treasury roll transactions. The difference between the purchase price and the sale price represents interest income reflective of an agreed upon rate between the fund and the counterparty.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

13

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 62% of the shares of the fund. ACIM owns 12% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. Effective July 28, 2017, the investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees. The total amount of the waiver for the period ended March 31, 2018 was $2,949,784 for the G Class.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2018 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.1170% to 0.2300%	0.2500% to 0.3100%	0.45%
A Class			0.45%
C Class			0.45%
G Class			0.00%(1)

(1)	Effective annual management fee before waiver was 0.45%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 0.75%, of which 0.25% is paid for individual shareholder services and 0.50% is paid for distribution services. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2018 are detailed in the Statement of Operations.

In order to maintain a positive yield, all or a portion of the distribution and/or service fee may voluntarily be waived on a daily basis. The fee waiver may be revised or terminated at any time without notice. The total amount of the waiver for each class for the period ended March 31, 2018 was $112,439 and $176 for the A Class and C Class, respectively, and the effective annual distribution and service fee after waiver was 0.11% for the A Class and 0.28% for the C Class.

14

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2018(1)		Year ended March 31, 2017
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,302,373,057	$1,302,373,057	1,309,167,455	$1,309,167,455
Issued in reinvestment of distributions	7,039,033	7,039,033	1,347,805	1,347,805
Redeemed	(2,553,672,005)	(2,553,672,005)	(813,711,074)	(813,711,074)
	(1,244,259,915)	(1,244,259,915)	496,804,186	496,804,186
A Class
Sold	44,219,235	44,219,235	210,800,889	210,800,889
Issued in reinvestment of distributions	431,740	431,740	62,547	62,547
Redeemed	(58,095,432)	(58,095,432)	(116,951,721)	(116,951,721)
	(13,444,457)	(13,444,457)	93,911,715	93,911,715
C Class
Sold	624	624	53,891	53,891
Issued in reinvestment of distributions	113	113	31	31
Redeemed	(32,758)	(32,758)	(18,174)	(18,174)
	(32,021)	(32,021)	35,748	35,748
G Class			N/A
Sold	1,022,867,471	1,022,867,471
Issued in reinvestment of distributions	7,879,293	7,879,293
Redeemed	(59,174,850)	(59,174,850)
	971,571,914	971,571,914
Net increase (decrease)	(286,164,479)	$(286,164,479)	590,751,649	$590,751,649

(1)	July 28, 2017 (commencement of sale) through March 31, 2018 for the G Class.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

15

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

6. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	2018	2017
Distributions Paid From
Ordinary income	$15,865,070	$1,410,383
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2018, the fund had accumulated short-term capital losses of $(68,457), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(636) expire in 2019 and the remaining losses are unlimited.

7. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

16

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2018	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.64%	0.46%	0.46%	0.62%	0.62%	$826,798
2017	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.07%	0.44%	0.46%	0.07%	0.05%	$2,071,097
2016	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.23%	0.46%	0.01%	(0.22)%	$1,574,173
2015	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.15%	0.46%	0.01%	(0.30)%	$1,373,230
2014	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.17%	0.46%	0.01%	(0.28)%	$1,240,776
A Class
2018	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.51%	0.57%	0.71%	0.51%	0.37%	$80,519
2017	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.07%	0.46%	0.71%	0.05%	(0.20)%	$93,967
2016(3)	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.34%(4)	0.71%(4)	0.01%(4)	(0.35)%(4)	$52
C Class
2018	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.29%	0.74%	1.21%	0.34%	(0.13)%	$29
2017	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.07%	0.44%	1.21%	0.07%	(0.70)%	$61
2016(3)	$1.00	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.32%(4)	1.21%(4)	0.01%(4)	(0.88)%(4)	$25
G Class
2018(5)	$1.00	0.01	—(2)	0.01	(0.01)	$1.00	0.81%	0.01%(4)	0.46%(4)	1.20%(4)	0.75%(4)	$971,546

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

(3)	December 1, 2015 (commencement of sale) through March 31, 2016.

(4)	Annualized.

(5)	July 28, 2017 (commencement of sale) through March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Investment Trust and Shareholders of U.S. Government Money Market Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Government Money Market Fund (one of the twelve funds constituting American Century Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2018, the related statement of operations for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 17, 2018

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

19

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	47	None

20

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	115	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

21

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

22

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

23

Notes

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Investment Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2018 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92283 1805

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2017:    $283,602
FY 2018:    $344,809

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2017:$0 FY 2018:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:$0 FY 2018:$0

(c)Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2017:    $0
FY 2018:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:    $0
FY 2018:    $0

(d)All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2017:$0 FY 2018:$0
Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2017:$0 FY 2018:$0

(e)(1)In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2017:    $132.646
FY 2018:    $132,303

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Investment Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	May 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	May 25, 2018

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	May 25, 2018